UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21977

Invesco Exchange-Traded Fund Trust II

(Exact name of registrant as specified in charter)

3500 Lacey Road

Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Daniel E. Draper

President

3500 Lacey Road

Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Invesco Annual Report to Shareholders

August 31, 2019

GHII	Invesco S&P High Income Infrastructure ETF

SEA	Invesco Shipping ETF

TAN	Invesco Solar ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

2

The Market Environment

Domestic Equity

The fiscal year proved to be an increasingly volatile time for US equities. After a relatively quiet summer, market volatility noticeably rose in October 2018, as US equity markets suffered a sharp sell-off through calendar year-end 2018, amid ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut, with oil prices plummeting from near $75 per barrel in early October 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to defensive areas of the markets, such as health care, utilities and US Treasuries.

Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates two times during the fiscal year: in September and December 20182. In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

Following a sharp selloff during the fourth quarter of 2018, equity markets rebounded in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains during the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold-off in May, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy. During the July meeting, the Fed lowered rates by 25 basis points. This was the first time the Fed lowered rates in more than a decade.2

Market volatility increased in August, as the US Treasury yield curve inverted several times, causing jitters for investors who were concerned that a US recession would be imminent. As a result, much of August saw a “risk off” sentiment, with investors crowding into “safe haven” asset classes, such as US Treasuries and gold. However, a more dovish tone from the Fed provided some support to risk assets. With rising volatility in the markets, the S&P 500 Index posted a modest positive return for the fiscal year.

[1]	Source: Bloomberg
[2]	Source: US Federal Reserve

Global Market Overview

The fiscal year began with market volatility as currency issues, rising interest rates in the US and trade concerns weighed on global stocks, with developed markets generally faring better than emerging markets. Emerging markets struggled, particularly China due to ongoing trade and tariff disputes with the US. Within the US, a stronger US dollar and higher interest rates also dampened returns and contributed to currency depreciation in a number of markets, including Turkey, Argentina and Brazil. Global equity markets, particularly the US, declined sharply in the fourth quarter of 2018 amid rising interest rates, a flattening US Treasury yield curve signaling a possible recession and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing trade tensions between the US and China, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second quarter, hampered by ongoing US-China trade issues, potential for new tariffs and slowing global growth. Global equity markets, particularly China, declined sharply in May, ending a four-month rally. Trade and tariff issues, which were not limited to the US and China, clouded the outlook for many global economies. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies. Following better performance in June, most global equity markets managed modest positive returns for the second quarter, with developed markets generally outperforming emerging markets. China was an exception, declining during the second quarter.

The fiscal year ended much the same as it began with market volatility. Global equity markets were impacted by the escalating trade war between the US and China, mounting concerns about the outlook for global economic growth and the brief inversion of the US and UK yield curves, which was perceived by some investors as an indicator of a recession. Global equity indexes, in general, ended the year in negative territory, with developed markets outperforming emerging markets.

3

GHII	Management’s Discussion of Fund Performance
Invesco S&P High Income Infrastructure ETF (GHII)

As an index fund, the Invesco S&P High Income Infrastructure ETF (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P High Income Infrastructure Index (the “Index”). The Fund will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 50 high-yielding global equity securities of companies that engage in various infrastructure-related sub-industries. Index constituents must be constituents of the S&P Global BMI Index and meet size, listing and liquidity requirements. Index constituents must be equity securities of companies classified in one of the infrastructure clusters (the “Infrastructure Clusters”) determined by the S&P Dow Jones Index Group, using the Global Industry Classification Standard (“GICS® “) sub-industry classifications. Securities in the Infrastructure Clusters must have a float-adjusted market capitalization (i.e., a market capitalization that is calculated based on the number of shares that are readily available in the market rather than all shares outstanding) greater than $250 million, a three-month average daily value traded of $1 million or higher and be listed on a developed market stock exchange. The top 50 highest-yielding securities that meet these criteria (ranked by 12-month dividend yield) are selected for inclusion in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 1.48%. On a net asset value (“NAV”) basis, the Fund returned 1.65%. During the same time period, the Index returned 1.11%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to differences in tax rates on dividend income for the fund vs. the Index. During this time, the Fund’s withholding tax rate was lower than the rate used by the index, which is also offset by fees and operating expenses.

During this same time period, the S&P Global BMI Index (the “Benchmark Index”) returned (1.53)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 11,285 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of equity markets in developed countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the information technology sector during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the utilities sector.

For the fiscal year ended August 31, 2019, the utilities sector contributed most significantly to the Fund’s return. The energy sector detracted most significantly from the Fund’s return, followed by the industrials sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Pattern Energy Group, Inc. Class A., a utilities company (portfolio average weight of 2.76%), and Snam S.p.A., an electric utilities company (portfolio average weight of 2.70%). Positions that detracted most significantly from the Fund’s return during this period included SemGroup Corp. Class A, an energy company (portfolio average weight of 3.56%), and Targa Resources Corp., an energy company (portfolio average weight of 3.84%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Utilities	50.20
Energy	37.18
Industrials	12.20
Money Market Funds Plus Other Assets Less Liabilities	0.42

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Inter Pipeline Ltd.	5.58
Macquarie Infrastructure Corp.	4.84
Targa Resources Corp.	4.75
SemGroup Corp., Class A	3.90
Enbridge, Inc.	3.52
Sydney Airport	3.35
Ship Finance International Ltd.	3.29
ONEOK, Inc.	3.17
Keyera Corp.	3.13
Pembina Pipeline Corp.	3.06
Total	38.59

*	Excluding money market fund holdings.

4

Invesco S&P High Income Infrastructure ETF (GHII) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
S&P High Income Infrastructure Index (Net)	1.11%	4.24%	13.26%	5.57%	27.99%
S&P Global BMI Index (Net)	(1.53)	8.79	28.76	6.44	32.85
Fund
NAV Return	1.65	4.86	15.30	5.94	30.04
Market Price Return	1.48	4.54	14.26	5.89	29.78

Guggenheim S&P High Income Infrastructure ETF (the “Predecessor Fund”) Inception: February 11, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

5

SEA	Management’s Discussion of Fund Performance
Invesco Shipping ETF (SEA)

As an index fund, the Invesco Shipping ETF (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks to track the investment results that (before fees and expenses) of the Dow Jones Global Shipping IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of developed market-listed equity securities of companies that are classified as being in the shipping industry. The Index Provider considers a company to be in the shipping industry if it is classified by the Global Industry Classifications Standard (“GICS®”) as being in the Oil & Gas Storage & Transportation or Marine sub-industries and its revenues are derived primarily from shipping activities (excluding companies solely involved in transporting passengers). The constituents of the Index are weighted based on their float-adjusted market capitalization. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned (14.77)%. On a net asset value (“NAV”) basis, the Fund returned (14.92)%. During the same time period, the Index returned (14.95)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to cash held during the period and to revenue generated from the securities lending program in which the Fund participates, which was partially offset by the fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the MSCI World Index (Net) (the “Benchmark Index”) returned 0.26%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,640 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of equity markets in developed countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the marine industry and most underweight in the banks industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the marine industry.

For the fiscal year ended August 31, 2019, the marine and oil & gas consumable fuels industries detracted most significantly from the Fund’s return. There were no contributing industries.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Scorpio Tankers, Inc., an oil & gas storage & transportation company (portfolio average weight of 3.21%), and COSCO SHIPPING Energy Transportation Co. Ltd. Class H, a marine company (portfolio average weight of 2.66%). Positions that detracted most significantly from the Fund’s return during this period included Golar LNG Ltd., an oil & gas storage & transportation company (portfolio average weight of 5.69%) and AP Moller—Maersk A/S Class B, a marine company (portfolio average weight of 18.37%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Marine	65.15
Oil, Gas & Consumable Fuels	34.16
Money Market Funds Plus Other Assets Less Liabilities	0.69

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
AP Moller—Maersk A/S, Class B	15.69
Mitsui OSK Lines Ltd.	7.36
Nippon Yusen KK	6.64
Matson, Inc.	4.53
Euronav N.V.	4.51
SITC International Holdings Co. Ltd.	4.28
Ship Finance International Ltd.	3.92
Scorpio Tankers, Inc.	3.83
Golar LNG Ltd.	3.46
Pacific Basin Shipping Ltd.	3.40
Total	57.62

*	Excluding money market fund holdings.

6

Invesco Shipping ETF (SEA) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Blended—Dow Jones Global Shipping IndexSM	(14.95)%	(6.09)%	(17.19)%	(14.03)%	(53.05)%	(8.11)%	(54.16)%
MSCI World Index (Net)	0.26	9.63	31.75	6.15	34.75	9.88	138.35
Fund
NAV Return	(14.92)	(5.52)	(15.66)	(13.36)	(51.19)	(7.51)	(51.32)
Market Price Return	(14.77)	(5.59)	(15.85)	(13.39)	(51.26)	(7.53)	(51.40)

Guggenheim Shipping ETF (the “Predecessor Fund”) Inception: June 11, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.66% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-

The Blended-Dow Jones Global Shipping IndexSM performance is comprised of the performance of the Delta Global Shipping Index, the Fund’s previous underlying index, prior to the conversion date, July 27, 2011, followed by the performance of the Index, starting from the conversion date through August 31, 2019.

-	Net returns reflect reinvested dividends net of withholding taxes.

7

TAN	Management’s Discussion of Fund Performance
Invesco Solar ETF (TAN)

As an index fund, the Invesco Solar ETF (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the MAC Global Solar Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that comprise the Index. The depositary receipts included in the Index may be sponsored or unsponsored.

Strictly in accordance with its guidelines and mandated procedures, MAC Indexing LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to provide exposure to companies listed on exchanges in developed markets that derive a significant amount of their revenues from the following business segments of the solar industry: solar power equipment producers including ancillary or enabling products such as tracking systems, inverters, or batteries; suppliers of raw materials, components or services to solar producers or developers; companies that produce solar equipment fabrication systems; companies involved in solar power system installation, development, integration, maintenance, or finance; or companies that sell electricity derived from solar power. While the equity securities comprising the Index are traded in developed markets, the issuers of such securities may be located in emerging markets. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 40.96%. On a net asset value (“NAV”) basis, the Fund returned 40.73%. During the same time period, the Index returned 38.37%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to cash held during the period and to revenue generated from the securities lending program in which the Fund participates, which was partially offset by the fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the MSCI World Index (Net) (the “Benchmark Index”) returned 0.26%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,640 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of equity markets in developed countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductors & semiconductor equipment industry and most underweight in the banks industry during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the semiconductors & semiconductor equipment industry.

For the fiscal year ended August 31, 2019, the semiconductors & semiconductor equipment industry contributed most significantly to the Fund’s return, followed by the semiconductors & semiconductor and independent power and renewable electricity producers industries, respectively. The construction & engineering industry was the only detracting industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Enphase Energy, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 5.72%), and Xinyi Solar Holdings Ltd., a semiconductors & semiconductor equipment company (portfolio average weight of 7.07%). Positions that detracted most significantly from the Fund’s return during this period included China Singyes Solar Technology Holdings Ltd., a construction & engineering company (no longer held at fiscal year-end), and SMA Solar Technology AG, a semiconductors & semiconductor equipment company (portfolio average weight of 3.24%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Semiconductors & Semiconductor Equipment	60.04
Independent Power and Renewable Electricity Producers	27.43
Electrical Equipment	8.40
Equity REITs	3.97
Money Market Funds Plus Other Assets Less Liabilities	0.16

8

Invesco Solar ETF (TAN) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
SolarEdge Technologies, Inc.	10.30
Enphase Energy, Inc.	9.54
First Solar, Inc.	8.64
Xinyi Solar Holdings Ltd.	7.45
SunPower Corp.	5.46
Sunrun, Inc.	4.78
Canadian Solar, Inc.	4.33
Scatec Solar ASA, REGS	4.28
Encavis AG	4.27
TerraForm Power, Inc., Class A	4.24
Total	63.29

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2019

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
MAC Global Solar Energy Index (Net)	38.37%	14.53%	50.23%	(7.40)%	(31.92)%	(9.48)%	(63.06)%	(16.52)%	(87.17)%
MSCI World Index (Net)	0.26	9.63	31.75	6.15	34.75	9.20	141.22	5.62	86.19
Fund
NAV Return	40.73	16.44	57.87	(4.76)	(21.66)	(7.12)	(52.20)	(14.70)	(83.62)
Market Price Return	40.96	16.29	57.25	(4.74)	(21.57)	(7.06)	(51.90)	(14.73)	(83.67)

9

Invesco Solar ETF (TAN) (continued)

Guggenheim Solar ETF (the “Predecessor Fund”) Inception: April 15, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.70% includes the management fee of 0.50%, 0.25% other expenses and 0.05% fee waiver. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

10

Invesco S&P High Income Infrastructure ETF (GHII)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.58%
Energy-37.18%
China Suntien Green Energy Corp. Ltd., H Shares (China)	1,179,392	$ 304,054
Enbridge, Inc. (Canada)	60,949	2,042,489
Gibson Energy, Inc. (Canada)	82,652	1,431,855
Inter Pipeline Ltd. (Canada)(b)	177,175	3,237,364
Keyera Corp. (Canada)	75,030	1,814,204
Kinder Morgan Canada Ltd., REGS (Canada)(c)	57,534	635,610
ONEOK, Inc.	25,819	1,840,378
Pembina Pipeline Corp. (Canada)	48,379	1,774,528
SemGroup Corp., Class A	256,138	2,264,260
Ship Finance International Ltd. (Norway)	135,566	1,907,414
Targa Resources Corp.(b)	76,272	2,754,945
Williams Cos., Inc. (The)	66,451	1,568,243
		21,575,344
Industrials-12.20%
China Merchants Port Holdings Co. Ltd. (China)	1,079,130	1,685,764
Hutchison Port Holdings Trust (Hong Kong)	1,530,412	240,275
Macquarie Infrastructure Corp.	74,340	2,811,539
Sydney Airport (Australia)	342,393	1,944,694
Yuexiu Transport Infrastructure Ltd. (China)	514,286	399,727
		7,081,999
Utilities-50.20%
AGL Energy Ltd. (Australia)	66,953	855,278
AltaGas Ltd. (Canada)(b)	77,506	1,054,567
APA Group (Australia)	94,265	699,257
AusNet Services (Australia)	676,855	820,856
Capital Power Corp. (Canada)	39,464	906,710
Centrica PLC (United Kingdom)	2,052,161	1,741,960
China Power International Development Ltd. (China)	3,668,287	795,891
Clearway Energy, Inc., Class C	63,941	1,131,756
Contact Energy Ltd. (New Zealand)	156,023	824,623
EDP - Energias de Portugal S.A. (Portugal)	248,946	942,534
Emera, Inc. (Canada)	17,545	761,586
Enagas S.A. (Spain)	39,318	859,701
Endesa, S.A. (Spain)	40,248	1,035,831
Engie S.A. (France)	60,032	913,974
Fortum Oyj (Finland)	39,434	868,968
HK Electric Investments & HK Electric Investments Ltd. (Hong Kong)	803,691	770,319
	Shares	Value
Utilities-(continued)
Just Energy Group, Inc. (Canada)	74,991	$ 82,395
Keppel Infrastructure Trust (Singapore)	2,043,502	758,653
National Grid PLC (United Kingdom)	90,055	941,547
Northland Power, Inc. (Canada)	38,170	725,310
Pattern Energy Group, Inc., Class A	51,391	1,395,266
Power Assets Holdings Ltd. (Hong Kong)	112,257	747,869
PPL Corp.	28,508	842,411
Red Electrica Corp. S.A. (Spain)	36,589	730,322
REN - Redes Energeticas Nacionais SGPS S.A. (Portugal)	170,391	478,490
Snam S.p.A. (Italy)	166,666	844,105
Spark Infrastructure Group (Australia)	664,142	1,029,171
SSE PLC (United Kingdom)	97,762	1,370,375
Suez (France)	57,414	893,084
Superior Plus Corp. (Canada)	88,033	767,837
TerraForm Power, Inc., Class A	62,008	1,051,656
TransAlta Renewables, Inc. (Canada)	62,509	616,716
United Utilities Group PLC (United Kingdom)	88,126	873,619
		29,132,637
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.58% (Cost $60,780,221)		57,789,980
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.89%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	820,816	820,816
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	273,496	273,605
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,094,421)		1,094,421
TOTAL INVESTMENTS IN SECURITIES-101.47% (Cost $61,874,642)		58,884,401
OTHER ASSETS LESS LIABILITIES-(1.47)%		(851,643)
NET ASSETS-100.00%		$58,032,758

Investment Abbreviations:
REGS	-Regulation S

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2019 represented 1.10% of the Fund’s Net Assets.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Invesco S&P High Income Infrastructure ETF (GHII)—(continued)
August 31, 2019
This Fund has holdings greater than 10% of net assets in the following country:
Canada	27.31%
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco Shipping ETF (SEA)
August 31, 2019
Schedule of Investments
	Shares	Value
Common Stocks & Other Equity Interests-99.31%
Belgium-4.51%
Euronav N.V.	238,436	$ 1,944,387
Bermuda-6.66%
Golar LNG Ltd.	127,363	1,491,421
Teekay LNG Partners L.P.	94,827	1,376,888
		2,868,309
China-10.42%
COSCO SHIPPING Energy Transportation Co. Ltd., H Shares	2,181,687	1,236,280
COSCO SHIPPING Holdings Co. Ltd., H Shares(a)	3,948,501	1,411,016
SITC International Holdings Co. Ltd.	1,776,000	1,845,054
		4,492,350
Denmark-15.69%
AP Moller - Maersk A/S, Class B	6,344	6,763,210
Hong Kong-6.45%
Pacific Basin Shipping Ltd.	7,501,155	1,464,742
Seaspan Corp.	126,797	1,316,153
		2,780,895
Japan-16.62%
Kawasaki Kisen Kaisha Ltd.(a)(b)	112,037	1,128,339
Mitsui OSK Lines Ltd.	134,632	3,173,482
Nippon Yusen KK	191,504	2,861,419
		7,163,240
Monaco-11.09%
Costamare, Inc.	167,303	968,684
GasLog Ltd.	84,551	1,039,977
GasLog Partners L.P.	58,929	1,116,705
Scorpio Tankers, Inc.	62,829	1,651,775
		4,777,141
Norway-9.99%
Frontline Ltd.(a)	152,956	1,312,671
Golden Ocean Group Ltd.	211,043	1,300,152
Ship Finance International Ltd.(b)	120,177	1,690,891
		4,303,714
	Shares	Value
South Korea-6.17%
Hyundai Merchant Marine Co. Ltd.(a)	451,359	$ 1,265,110
Pan Ocean Co. Ltd.(a)	347,332	1,393,629
		2,658,739
United Kingdom-4.59%
Golar LNG Partners L.P.	98,336	964,676
KNOT Offshore Partners L.P.	54,523	1,012,492
		1,977,168
United States-7.12%
DHT Holdings, Inc.	198,851	1,117,543
Matson, Inc.	54,929	1,951,627
		3,069,170
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.31% (Cost $55,107,543)		42,798,323
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.31%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(c)(d)	746,634	746,634
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(c)(d)	248,778	248,878
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $995,512)		995,512
TOTAL INVESTMENTS IN SECURITIES-101.62% (Cost $56,103,055)		43,793,835
OTHER ASSETS LESS LIABILITIES-(1.62)%		(697,356)
NET ASSETS-100.00%		$43,096,479

Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco Solar ETF (TAN)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.84%
Electrical Equipment-8.40%
Sunrun, Inc.(b)	1,420,770	$ 21,780,404
Vivint Solar, Inc.(b)(c)	2,050,233	16,524,878
		38,305,282
Equity REITs-3.97%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	655,841	18,120,887
Independent Power and Renewable Electricity Producers-27.43%
Atlantica Yield PLC (Spain)	727,063	17,296,829
Beijing Enterprises Clean Energy Group Ltd. (China)(b)	755,236,679	9,349,673
Encavis AG (Germany)(c)	2,065,557	19,471,387
GCL New Energy Holdings Ltd. (China)(b)(c)	270,834,606	9,159,919
Scatec Solar ASA, REGS (Norway)(c)(d)	1,681,018	19,530,729
Solaria Energia y Medio Ambiente S.A. (Spain)(b)(c)	2,497,522	14,852,139
TerraForm Power, Inc., Class A	1,141,541	19,360,535
Xinyi Energy Holdings Ltd. (China)	59,631,422	16,058,287
		125,079,498
Semiconductors & Semiconductor Equipment-60.04%
Canadian Solar, Inc. (Canada)(b)	844,829	19,760,550
Daqo New Energy Corp., ADR (China)(b)(c)	339,301	17,507,932
Enphase Energy, Inc.(b)	1,465,943	43,494,529
First Solar, Inc.(b)	634,563	39,387,325
GCL-Poly Energy Holdings Ltd. (China)(b)(c)	284,685,829	11,081,723
JinkoSolar Holding Co. Ltd., ADR (China)(b)(c)	697,706	15,258,830
Meyer Burger Technology AG (Switzerland)(b)(c)	23,997,168	9,575,099
SMA Solar Technology AG (Germany)(b)(c)	510,864	11,926,887
SolarEdge Technologies, Inc.(b)	573,477	46,979,236
	Shares	Value
Semiconductors & Semiconductor Equipment-(continued)
SunPower Corp.(b)(c)	1,989,823	$ 24,912,584
Xinyi Solar Holdings Ltd. (China)	53,768,793	33,968,556
		273,853,251
Total Common Stocks & Other Equity Interests (Cost $353,163,395)		455,358,918

Money Market Funds-0.02%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(e) (Cost $97,412)	97,412	97,412
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.86% (Cost $353,260,807)		455,456,330
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-20.10%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(e)(f)	68,752,694	68,752,694
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(e)(f)	22,908,401	22,917,565
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $91,670,259)		91,670,259
TOTAL INVESTMENTS IN SECURITIES-119.96% (Cost $444,931,066)		547,126,589
OTHER ASSETS LESS LIABILITIES-(19.96)%		(91,040,156)
NET ASSETS-100.00%		$ 456,086,433

Investment Abbreviations:
ADR	-American Depositary Receipt
REGS	-Regulation S
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2019 represented 4.28% of the Fund’s Net Assets.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

This Fund has holdings greater than 10% of net assets in the following country:
China	24.64%
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Statements of Assets and Liabilities
August 31, 2019
	Invesco S&P High Income Infrastructure ETF (GHII)	Invesco Shipping ETF (SEA)	Invesco Solar ETF (TAN)
Assets:
Unaffiliated investments in securities, at value(a)	$ 57,789,980	$ 42,798,323	$ 455,358,918
Affiliated investments in securities, at value	1,094,421	995,512	91,767,671
Foreign currencies, at value	550	-	-
Cash segregated as collateral	-	-	162,492
Receivable for:
Dividends	271,454	33,166	1,279,130
Securities lending	729	1,235	64,841
Investments sold	18	-	-
Fund shares sold	-	-	154,441
Foreign tax reclaims	30,771	298,777	88,807
Total assets	59,187,923	44,127,013	548,876,300
Liabilities:
Due to custodian	17,503	3,844	-
Due to foreign custodian	-	261	4,724
Payable for:
Investments purchased	23	-	154,441
Collateral upon return of securities loaned	1,094,421	995,512	91,670,259
Collateral upon receipt of securities in-kind	-	-	162,492
Accrued unitary management fees	35,653	23,530	-
Accrued advisory fees	-	-	180,019
Accrued trustees’ and officer’s fees	-	-	14,070
Accrued expenses	7,565	7,387	603,862
Total liabilities	1,155,165	1,030,534	92,789,867
Net Assets	$58,032,758	$ 43,096,479	$ 456,086,433
Net assets consist of:
Shares of beneficial interest	$64,151,998	$ 95,991,894	$ 758,883,041
Distributable earnings	(6,119,240)	(52,895,415)	(302,796,608)
Net Assets	$58,032,758	$ 43,096,479	$ 456,086,433
Shares outstanding (unlimited amount authorized, $0.01 par value)	2,250,000	5,100,000	14,888,000
Net asset value	$ 25.79	$ 8.45	$ 30.63
Market price	$ 25.77	$ 8.44	$ 30.54
Unaffiliated investments in securities, at cost	$ 60,780,221	$ 55,107,543	$ 353,163,395
Affiliated investments in securities, at cost	$ 1,094,421	$ 995,512	$ 91,767,671
Foreign currencies (due to foreign custodian), at cost	$ 543	$ (270)	$ (4,766)
(a)Includes securities on loan with an aggregate value of:	$ 1,043,984	$ 951,203	$ 88,592,623
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Statements of Operations
For the year ended August 31, 2019
	Invesco S&P High Income Infrastructure ETF (GHII)	Invesco Shipping ETF (SEA)	Invesco Solar ETF (TAN)
Investment income:
Unaffiliated dividend income	$ 3,276,682	$ 312,515	$ 826,917
Affiliated dividend income	2,182	595	4,478
Non-cash dividend income	-	1,225,252	-
Securities lending income	25,141	86,398	2,128,081
Foreign witholding tax	(267,080)	(40,958)	(96,858)
Total investment income	3,036,925	1,583,802	2,862,618
Expenses:
Unitary management fees	259,801	334,476	-
Advisory fees	-	-	1,558,315
Sub-licensing fees	-	-	442,497
Accounting & administration fees	-	-	49,010
Custodian & transfer agent fees	-	-	61,571
Trustees’ and officer’s fees	-	-	8,950
Proxy fees	7,565	7,387	11,069
Other expenses	-	-	75,865
Total expenses	267,366	341,863	2,207,277
Less: Waivers	(187)	(62)	(14,758)
Net expenses	267,179	341,801	2,192,519
Net investment income	2,769,746	1,242,001	670,099
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(964,359)	(1,931,987)	(30,832,350)
In-kind redemptions	1,420,757	(1,035,496)	13,130,591
Foreign currencies	(21,642)	7,458	(6,085)
Net realized gain (loss)	434,756	(2,960,025)	(17,707,844)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(2,394,471)	(7,650,060)	121,982,978
Foreign currencies	(3,502)	(15,865)	(4,178)
Change in unrealized appreciation (depreciation)	(2,397,973)	(7,665,925)	121,978,800
Net realized and unrealized gain (loss)	(1,963,217)	(10,625,950)	104,270,956
Net increase (decrease) in net assets resulting from operations	$ 806,529	$ (9,383,949)	$ 104,941,055
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

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17

Statements of Changes in Net Assets
For the years ended August 31, 2019 and 2018
	Invesco S&P High Income Infrastructure ETF (GHII)
	Year Ended August 31, 2019	Year Ended August 31, 2018
Operations:
Net investment income	$ 2,769,746	$ 2,311,484
Net realized gain (loss)	434,756	(130,516)
Change in net unrealized appreciation (depreciation)	(2,397,973)	(1,597,422)
Net increase (decrease) in net assets resulting from operations	806,529	583,546
Distributions to Shareholders from:
Distributable earnings	(3,044,630)	(2,415,309)
Return of capital	-	-
Total distributions to shareholders	(3,044,630)	(2,415,309)
Shareholder Transactions:
Proceeds from shares sold	7,929,261	37,535,728
Value of shares repurchased	(7,838,310)	(10,932,189)
Net increase (decrease) in net assets resulting from share transactions	90,951	26,603,539
Net increase (decrease) in net assets	(2,147,150)	24,771,776
Net assets:
Beginning of year	60,179,908	35,408,132
End of year	$58,032,758	$ 60,179,908
Changes in Shares Outstanding:
Shares sold	300,000	1,400,000
Shares repurchased	(300,000)	(400,000)
Shares outstanding, beginning of year	2,250,000	1,250,000
Shares outstanding, end of year	2,250,000	2,250,000

(a)	Effective August 31, 2018, Invesco Shipping ETF changed its fiscal year end to August 31.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco Shipping ETF (SEA)			Invesco Solar ETF (TAN)
Year Ended August 31, 2019	Three Months Ended August 31, 2018(a)	Year Ended May 31, 2018	Year Ended August 31, 2019	Year Ended August 31, 2018

$ 1,242,001	$ 295,850	$ 2,728,072	$ 670,099	$ 8,835,390
(2,960,025)	(8,562,003)	(2,299,055)	(17,707,844)	33,736,621
(7,665,925)	3,915,388	283,575	121,978,800	(33,134,605)
(9,383,949)	(4,350,765)	712,592	104,941,055	9,437,406

(1,435,913)	(85,244)	(5,308,659)	(1,690,755)	(7,869,391)
-	(864,886)	(71,081)	-	-
(1,435,913)	(950,130)	(5,379,740)	(1,690,755)	(7,869,391)

2,740,239	-	25,524,866	107,850,010	122,053,573
(17,343,981)	(4,183,730)	(46,337,290)	(74,397,063)	(164,246,290)
(14,603,742)	(4,183,730)	(20,812,424)	33,452,947	(42,192,717)
(25,423,604)	(9,484,625)	(25,479,572)	136,703,247	(40,624,702)

68,520,083	78,004,708	103,484,280	319,383,186	360,007,888
$ 43,096,479	$68,520,083	$ 78,004,708	$ 456,086,433	$ 319,383,186

300,000	-	2,200,000	3,840,000	4,960,000
(1,900,000)	(400,000)	(4,100,000)	(3,520,000)	(7,040,000)
6,700,000	7,100,000	9,000,000	14,568,000	16,648,000
5,100,000	6,700,000	7,100,000	14,888,000	14,568,000

19

Financial Highlights
Invesco S&P High Income Infrastructure ETF (GHII)
	Years Ended August 31,				For the Period February 11, 2015(a) Through August 31, 2015
	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$ 26.75	$ 28.33	$ 26.28	$22.87	$ 25.05
Net investment income(b)	1.24	1.53	1.76	1.34	0.71
Net realized and unrealized gain (loss) on investments	(0.84)	(1.43)	1.57	3.34	(2.45)
Total from investment operations	0.40	0.10	3.33	4.68	(1.74)
Distributions to shareholders from:
Net investment income	(1.36)	(1.38)	(1.27)	(1.27)	(0.44)
Capital gains	-	(0.30)	(0.01)	-	-
Total distributions	(1.36)	(1.68)	(1.28)	(1.27)	(0.44)
Net asset value at end of period	$ 25.79	$ 26.75	$ 28.33	$26.28	$22.87
Market price at end of period	$ 25.77(c)	$ 26.77(c)	$ 28.35	$26.48	$22.56
Net Asset Value Total Return(d)	1.65%	0.40%	12.98%	21.35%	(7.02)%
Market Price Total Return(d)	1.48%	0.37%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$58,033	$60,180	$35,408	$3,943	$2,287
Ratio to average net assets of:
Expenses	0.46% (e)	0.44%	0.45%	0.45%	0.45% (f)
Net investment income	4.80% (e)	5.66%	6.46%	5.82%	5.13% (f)
Portfolio turnover rate(g)	41%	45%	66%	61%	13%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Financial Highlights—(continued)
Invesco Shipping ETF (SEA)
	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Years Ended May 31,
			2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$ 10.23	$ 10.99	$ 11.50	$ 12.01	$ 19.60	$ 22.68
Net investment income(a)	0.22 (b)	0.04	0.30	0.57	1.02	0.99
Net realized and unrealized gain (loss) on investments	(1.73)	(0.66)	(0.21)	(0.38)	(7.15)	(3.35)
Total from investment operations	(1.51)	(0.62)	0.09	0.19	(6.13)	(2.36)
Distributions to shareholders from:
Net investment income	(0.27)	(0.01)	(0.59)	(0.70)	(1.46)	(0.72)
Return of capital	-	(0.13)	(0.01)	-	-	-
Total distributions	(0.27)	(0.14)	(0.60)	(0.70)	(1.46)	(0.72)
Net asset value at end of period	$ 8.45	$ 10.23	$ 10.99	$ 11.50	$ 12.01	$ 19.60
Market price at end of period	$ 8.44(c)	$ 10.20(c)	$ 10.96(c)	$ 11.49	$ 12.00	$ 19.55
Net Asset Value Total Return(d)	(14.92)%	(5.67)%	0.58%	1.83%	(32.56)%	(10.52)%
Market Price Total Return(d)	(14.77)%	(5.69)%	0.40%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$43,096	$68,520	$78,005	$103,484	$37,225	$70,577
Ratio to average net assets of:
Expenses	0.66% (e)(f)	0.65% (g)	0.65%	0.65%	0.65%	0.65%
Net investment income	2.41% (b)(f)	1.66% (g)	2.58%	4.84%	6.95%	4.82%
Portfolio turnover rate(h)	22%	45%	37%	24%	34%	27%

(a)	Based on average shares outstanding.
(b)	Net Investment income per share and the ratio of net investment income to average net assets include a non-cash taxable distribution received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the non-cash taxable distribution are less than $0.005 and 0.03%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights—(continued)
Invesco Solar ETF (TAN)
	Years Ended August 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$ 21.92	$ 21.62	$ 20.89	$ 29.72	$ 43.58
Net investment income(a)	0.05	0.54	0.49	0.80	0.72
Net realized and unrealized gain (loss) on investments	8.79	0.20	1.07	(9.14)	(13.94)
Total from investment operations	8.84	0.74	1.56	(8.34)	(13.22)
Distributions to shareholders from:
Net investment income	(0.13)	(0.44)	(0.83)	(0.49)	(0.64)
Net asset value at end of year	$ 30.63	$ 21.92	$ 21.62	$ 20.89	$ 29.72
Market price at end of year	$ 30.54(b)	$ 21.82(b)	$ 21.70	$ 20.91	$ 29.57
Net Asset Value Total Return(c)	40.73%	3.19%	8.72%	(28.59)%	(30.51)%
Market Price Total Return(c)	40.96%	2.33%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$456,086	$319,383	$360,008	$230,754	$266,545
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.65%	0.70%	0.71%	0.70%
Expenses, prior to Waivers	0.71%	0.69%	0.76%	0.88%	0.73%
Net investment income	0.22%	2.23%	2.57%	3.26%	1.83%
Portfolio turnover rate(d)	29%	54%	57%	53%	51%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements
Invesco Exchange-Traded Fund Trust II
August 31, 2019
NOTE 1—Organization
Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:
Full Name	Short Name
Invesco S&P High Income Infrastructure ETF (GHII)	"S&P High Income Infrastructure ETF"
Invesco Shipping ETF (SEA)	"Shipping ETF"
Invesco Solar ETF (TAN)	"Solar ETF"
Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.
The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.
The investment objective of each Fund is to seek to track the investment results (before the Fund’s fees and expenses) of its respective index listed below (each, an “Underlying Index”):
Fund	Underlying Index
S&P High Income Infrastructure ETF	S&P High Income Infrastructure Index
Shipping ETF	Dow Jones Global Shipping IndexSM
Solar ETF	MAC Global Solar Energy Index
NOTE 2—Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.
A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:
A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter ("OTC") market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are

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subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the "Adviser") determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Other Risks
ADR and GDR Risk. Certain Funds may invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.
Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s NAV and possibly face trading halts and/or delisting. This risk may be heightened for a Fund if it invests in non-U.S. securities, which may have lower trading volumes.
Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global

24

economic developments and economic conditions, causing an adverse impact on the Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.
Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Foreign Investment Risk. For certain Funds, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, local taxation, potential currency transfer restrictions or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be exacerbated in emerging market countries. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. Such risks may be exacerbated in emerging markets, where securities laws are relatively new and unsettled.
Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.
Micro-Capitalization Securities Risk. For certain Funds, micro-capitalization stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations.
Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Because each Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying

25

Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.
Risks of Investing in MLP Units. The Shipping ETF may invest in master limited partnerships (“MLP”). An MLP is an entity that is classified as a partnership under the Internal Revenue Code of 1986, as amended, and whose partnership interests or “units” are traded on securities exchanges like shares of corporate stock. An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Investments in MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights and (iv) conflicts of interest between the general partner or managing member and its affiliates and the limited partners or members.
C.	Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.
The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.
D.	Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
E.	Dividends and Distributions to Shareholders - Each Fund (except for Solar ETF, which declares and pays dividends from net investment income, if any, annually) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP"). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.
F.	Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

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The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
G.	Expenses - Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.
S&P High Income Infrastructure ETF and Shipping ETF have agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.
Solar ETF is responsible for all of its expenses, including the investment advisory fees, cost of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to its Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees and extraordinary expenses.
To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.
H.	Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.
J.	Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.
The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.
K.	Securities Lending - Each Fund may participate in securities lending. Each Fund may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a

27

risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.
L.	Distributions from Distributable Earnings - In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the Funds have presented the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, in the Statements of Changes in Net Assets.
For the year ended August 31, 2018, and for Shipping ETF, the period June 1, 2018 through August 31,2018, distributions from distributable earnings consisted of the following:
	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gains
S&P High Income Infrastructure ETF	$2,046,184	$369,125
Shipping ETF(a)	85,244	-
Solar ETF	7,869,391	-

(a)	For the fiscal period June 1, 2018 through August 31, 2018.
NOTE 3—Investment Advisory Agreement and Other Agreements
The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of each Fund’s investments, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to an Investment Advisory Agreement, Solar ETF accrues daily and pays monthly to the Adviser an annual fee equal to 0.50% of its average daily net assets.
Pursuant to an Amended and Restated Excess Expense Agreement (the "Expense Agreement"), the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of Solar ETF (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year through at least May 18, 2020 (the "Expense Cap"). There is no guarantee that the Adviser will extend the waiver of these fees past that date.
Further, the Adviser agrees to reimburse Solar ETF in the amount equal to the licensing fees that the Fund pays that cause the Fund’s operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses) to exceed 0.70% through at least May 18, 2020. There is no guarantee that the Adviser will extend the waiver of these fees past that date.
Pursuant to another Investment Advisory Agreement, each Fund listed below accrues daily and pays monthly to the Adviser an annual unitary management fee equal to a percentage of its average daily net assets.
Unitary Management Fees (as a % of Net Assets)
S&P High Income Infrastructure ETF	0.45%
Shipping ETF	0.65%
Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.
The Adviser also has agreed to waive a portion of its unitary management fee to the extent necessary to prevent the operating expenses of S&P High Income Infrastructure ETF and Shipping ETF (excluding interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes and litigation expenses and other extraordinary expenses) from exceeding such Fund’s unitary management fee through at least April 6, 2020 for Shipping ETF, and May 18, 2020 for S&P High Income Infrastructure ETF. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

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Further, through August 31, 2021, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.
For the fiscal year ended August 31, 2019, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:
S&P High Income Infrastructure ETF	$ 187
Shipping ETF	62
Solar ETF	14,758
The fees waived and/or expenses borne by the Adviser for Solar ETF are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
For the following Fund, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at August 31, 2019 are as follows:
	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		8/31/2020	8/31/2021	8/31/2022
Solar ETF	$70,912	$-	$56,609	$14,303
The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.
The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):
Fund	Licensor
S&P High Income Infrastructure ETF	S&P Dow Jones Index Group
Shipping ETF	CME Group Index Services LLC
Solar ETF	MAC Indexing LLC
Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.
The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.
NOTE 4—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of August 31, 2019, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity

29

associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
NOTE 5—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31,2019 and August 31, 2018:
	2019	2018
	Ordinary Income	Ordinary Income
S&P High Income Infrastructure ETF	$3,044,630	$2,415,309
Solar ETF	1,690,755	7,869,391
Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended August 31,2019, the period June 1, 2018 through August 31, 2018 and the Fiscal Year Ended May 31, 2018.
	August 31, 2019	August 31, 2018		May 31, 2018
	Ordinary Income	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
Shipping ETF	$1,435,913	$85,244	$864,886	$5,308,659	$71,081
Tax Components of Net Assets at Fiscal Year-End:
	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Other Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
S&P High Income Infrastructure ETF	$314,183	$ -	$ (3,912,844)	$(4,677)	$ (2,515,902)	$ 64,151,998	$ 58,032,758
Shipping ETF	-	-	(14,054,817)	322	(38,840,920)	95,991,894	43,096,479
Solar ETF	131,159	(3,597)	81,001,645	(4,287)	(383,921,528)	758,883,041	456,086,433
Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The following table presents available capital loss carryforwards for each Fund as of August 31, 2019:
	No expiration
	Short-Term	Long-Term	Total
S&P High Income Infrastructure ETF	$ -	$ 2,515,902	$ 2,515,902
Shipping ETF	7,169,089	31,671,831	38,840,920
Solar ETF	76,043,739	307,877,789	383,921,528
NOTE 6—Investment Transactions
For the fiscal year ended August 31, 2019, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:
	Purchases	Sales
S&P High Income Infrastructure ETF	$23,723,616	$23,406,670
Shipping ETF	11,098,049	11,155,374
Solar ETF	94,094,859	91,541,401

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For the fiscal year ended August 31, 2019, in-kind transactions associated with creations and redemptions were as follows:
	Cost of Securities Received	Value of Securities Delivered
S&P High Income Infrastructure ETF	$ 7,929,521	$ 7,765,902
Shipping ETF	2,552,794	16,305,806
Solar ETF	107,840,783	73,811,348
Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.
At August 31, 2019, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
S&P High Income Infrastructure ETF	$ 3,520,014	$ (7,432,858)	$ (3,912,844)	$ 62,797,245
Shipping ETF	860,435	(14,915,252)	(14,054,817)	57,848,652
Solar ETF	139,468,788	(58,467,143)	81,001,645	466,124,944
NOTE 7—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2019, the reclassifications were as follows:
	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
S&P High Income Infrastructure ETF	$ 67,094	$ (1,321,072)	$ 1,253,978
Shipping ETF	246,498	2,909,092	(3,155,590)
Solar ETF	1,138,566	16,035,653	(17,174,219)
NOTE 8—Trustees’ and Officer’s Fees
Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for each Fund (except Solar ETF). The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.
The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.
NOTE 9—Capital
Shares are issued and redeemed by the Funds only in Creation Units of 50,000 Shares for S&P High Income Infrastructure ETF, 80,000 Shares for Solar ETF and 100,000 Shares for Shipping ETF. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally in exchange for Deposit Securities. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.
To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participating Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and

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maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.
Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.
Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets

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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco S&P High Income Infrastructure ETF, Invesco Shipping ETF and Invesco Solar ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco S&P High Income Infrastructure ETF, Invesco Shipping ETF and Invesco Solar ETF (three of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the "Funds") as of August 31, 2019, the related statements of operations for the year ended August 31, 2019 and the statements of changes in net assets, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2019 (or for Invesco Shipping ETF, for the year ended August 31, 2019, for the period June 1, 2018 through August 31, 2018 and for the year ended May 31, 2018) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year ended August 31, 2019, and the changes in each of their net assets, and each of the financial highlights for each of the two years in the period ended August 31, 2019 (or for Invesco Shipping ETF, for the year ended August 31, 2019, the period June 1, 2018 through August 31, 2018 and for the year ended May 31, 2018) in conformity with accounting principles generally accepted in the United States of America.
The financial statements of Invesco S&P High Income Infrastructure ETF (Predecessor Fund Guggenheim S&P High Income Infrastructure ETF) and Invesco Solar ETF (Predecessor Fund Guggenheim Solar ETF) as of and for the year ended August 31, 2017 and the financial highlights for each of the periods ended on or prior to August 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 30, 2017 expressed an unqualified opinion on those financial statements and financial highlights. The financial statements of Invesco Shipping ETF (Predecessor Fund Guggenheim Shipping ETF) as of and for the year ended May 31, 2017 and the financial highlights for each of the periods ended on or prior to May 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 31, 2017 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Chicago, Illinois
October 25, 2019
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses
Example
As a shareholder of Invesco Solar ETF, you incur advisory fees and other Fund expenses. As a shareholder of the Invesco S&P High Income Infrastructure ETF and Invesco Shipping ETF, you incur a unitary management fee. In addition to the unitary management fee, a shareholder of the Invesco S&P High Income Infrastructure ETF and Invesco Shipping ETF may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2019.
In addition to the fees and expenses which the Invesco Shipping ETF (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly is included in the Portfolio’s total return.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.
	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P High Income Infrastructure ETF (GHII)
Actual	$1,000.00	$ 1,007.50	0.46%	$2.33
Hypothetical (5% return before expenses)	1,000.00	1,022.89	0.46	2.35
Invesco Shipping ETF (SEA)
Actual	1,000.00	964.00	0.67	3.32
Hypothetical (5% return before expenses)	1,000.00	1,021.83	0.67	3.41

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Calculating your ongoing Fund expenses—(continued)
	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Solar ETF (TAN)
Actual	$1,000.00	$1,232.10	0.70%	$3.94
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70	3.57

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

35

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended August 31, 2019:
	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends- Received Deduction*
Invesco S&P High Income Infrastructure ETF	0%	67%	16%
Invesco Shipping ETF	0%	88%	5%
Invesco Solar ETF	0%	1%	0%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:
	Gross Foreign Income	Foreign Taxes Paid
Invesco S&P High Income Infrastructure ETF	$-	$266,893

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Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Invesco Exchange-Traded Fund Trust II was held on August 19, 2019. The Meeting was held for the following purpose:

(1).	To elect ten (10) trustees to the Board of Trustees of the Trust.

The results of the voting on the above matter was as follows:

Matter		Votes For	Votes Withheld
(1).	Ronn R. Bagge	1,512,443,677.35	33,012,849.80
	Todd J. Barre	1,524,592,795.07	20,863,732.08
	Kevin M. Carome	1,522,436,691.04	23,019,836.11
	Edmund P. Giambastiani, Jr.	1,519,831,527.21	25,624,999.94
	Victoria J. Herget	1,524,877,948.56	20,578,578.59
	Marc M. Kole	1,504,247,741.10	41,208,786.05
	Yung Bong Lim	1,524,207,613.63	21,248,913.52
	Joanne Pace	1,517,347,361.29	28,109,165.86
	Gary R. Wicker	1,515,919,139.19	29,537,387.96
	Donald H. Wilson	1,501,758,651.59	43,697,875.56

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2019

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	246	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	246	None

Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	President of Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director of THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director	246	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director of Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			(2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).		security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008- 2011).

Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms).	246	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018) of United Educators Insurance Company; Independent Director of the First American Funds (2003-2011); Trustee (1992-2007),

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (2006-2009); and Trustee, Chicago City Day School (1994-2005).

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	246	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

40

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	246	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director of Beacon Power Services, Corp. (2019-Present).

Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and CCO, FrontPoint Partners, LLC (alternative investments) (2005-2006); held the following positions at Credit Suisse (investment banking), Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley, Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).	246	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Advisory Council Member of Morgan Stanley Children’s Hospital (2012- Present); formerly, Trustee, certain funds in the Oppenheimer

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

41

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director, (2007-2010) and Investment Committee Chair (2008-2010) Morgan Stanley Foundation.

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer of RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	246	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

42

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	246	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

43

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	246	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

44

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Assistant Treasurer, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

45

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Manager, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC (2013-2019); Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

46

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017- Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

47

Approval of Investment Advisory Contracts

At a meeting held on April 11, 2019, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 73 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF

Invesco California AMT-Free Municipal Bond ETF

Invesco CEF Income Composite ETF

Invesco China Technology ETF

Invesco DWA Developed Markets Momentum ETF

Invesco DWA Emerging Markets Momentum ETF

Invesco DWA SmallCap Momentum ETF

Invesco DWA Tactical Multi-Asset Income ETF

Invesco DWA Tactical Sector Rotation ETF

Invesco Emerging Markets Sovereign Debt ETF

Invesco FTSE International Low Beta Equal Weight ETF

Invesco FTSE RAFI Developed Markets ex-U.S. ETF

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

Invesco FTSE RAFI Emerging Markets ETF

Invesco Fundamental High Yield® Corporate Bond ETF

Invesco Fundamental Investment Grade Corporate Bond ETF

Invesco Global Clean Energy ETF

Invesco Global Short Term High Yield Bond ETF

Invesco Global Water ETF

Invesco International BuyBack AchieversTM ETF

Invesco International Corporate Bond ETF

Invesco KBW Bank ETF

Invesco KBW High Dividend Yield Financial ETF

Invesco KBW Premium Yield Equity REIT ETF

Invesco KBW Property & Casualty Insurance ETF

Invesco KBW Regional Banking ETF

Invesco LadderRite 0-5 Year Corporate Bond ETF

Invesco MSCI Emerging Markets Equal Country Weight ETF

Invesco National AMT-Free Municipal Bond ETF

Invesco New York AMT-Free Municipal Bond ETF

Invesco Preferred ETF

Invesco PureBetaSM 0-5 Yr US TIPS ETF

Invesco PureBetaSM FTSE Developed ex-North America ETF

Invesco PureBetaSM FTSE Emerging Markets ETF

Invesco PureBetaSM MSCI USA ETF

Invesco PureBetaSM MSCI USA Small Cap ETF

Invesco PureBetaSM US Aggregate Bond ETF

Invesco Russell 1000 Enhanced Equal Weight ETF

Invesco Russell 1000 Equal Weight ETF

Invesco Russell 1000 Low Beta Equal Weight ETF

Invesco S&P 500 Enhanced Value ETF

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF

Invesco S&P 500® High Beta ETF

Invesco S&P 500® High Dividend Low Volatility ETF

Invesco S&P 500® Low Volatility ETF

Invesco S&P 500 Minimum Variance ETF

Invesco S&P 500 Momentum ETF

Invesco S&P Emerging Markets Low Volatility ETF

Invesco S&P Emerging Markets Momentum ETF

Invesco S&P High Income Infrastructure ETF

Invesco S&P International Developed High Dividend Low Volatility ETF

Invesco S&P International Developed Low Volatility ETF

Invesco S&P International Developed Momentum ETF

Invesco S&P International Developed Quality ETF

Invesco S&P MidCap Low Volatility ETF

Invesco S&P SmallCap Consumer Discretionary ETF

Invesco S&P SmallCap Consumer Staples ETF

Invesco S&P SmallCap Energy ETF

Invesco S&P SmallCap Financials ETF

Invesco S&P SmallCap Health Care ETF

Invesco S&P SmallCap High Dividend Low Volatility ETF

Invesco S&P SmallCap Industrials ETF

Invesco S&P SmallCap Information Technology ETF

Invesco S&P SmallCap Low Volatility ETF

Invesco S&P SmallCap Materials ETF

Invesco S&P SmallCap Quality ETF

Invesco S&P SmallCap Utilities & Communication Services ETF

Invesco Senior Loan ETF

Invesco Shipping ETF

Invesco Taxable Municipal Bond ETF

Invesco Treasury Collateral ETF

Invesco Variable Rate Preferred ETF

Invesco VRDO Tax-Free Weekly ETF

Also at the April 11, 2019 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

48

Approval of Investment Advisory Contracts (continued)

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of each Fund and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2018, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that such Funds’ performance prior to the closing of the Transaction on April 6, 2018 is that of their predecessor Guggenheim ETFs. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year, five-year and since-inception periods for Invesco Global Short Term High Yield Bond ETF and the one-year, ten-year and since-inception periods for Invesco VRDO Tax-Free Weekly ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco Global Short Term High Yield Bond ETF’s and Invesco VRDO Tax-Free Weekly ETF’s level of correlation to its underlying index, as well as the Adviser’s expectations for each Fund’s correlation going forward. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with its line of credit), litigation expenses and other extraordinary expenses (including Acquired Fund Fees and Expenses, if any).

0.04%:	Invesco PureBetaTM MSCI USA ETF

0.05%:	Invesco PureBetaTM US Aggregate Bond ETF

0.06%:	Invesco PureBetaTM MSCI USA Small Cap ETF

0.07%:	Invesco PureBetaTM 0-5 Yr US TIPS ETF, Invesco PureBetaTM FTSE Developed ex-North America ETF

0.08%:	Invesco Treasury Collateral ETF

0.10%:	Invesco S&P 500 Minimum Variance ETF (the Trustees noted that, prior to April 20, 2018, Invesco S&P 500 Minimum Variance ETF’s unitary advisory fee was 0.13%)

0.13%:	Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Momentum ETF

0.14%:	Invesco PureBetaTM FTSE Emerging Markets ETF

0.15%:	Invesco DWA Tactical Sector Rotation ETF

49

Approval of Investment Advisory Contracts (continued)

0.20%:	Invesco Russell 1000 Equal Weight ETF

0.22%:	Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco LadderRite 0-5 Year Corporate Bond ETF

0.25%:	Invesco 1-30 Laddered Treasury ETF, Invesco DWA Tactical Multi-Asset Income ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco VRDO Tax-Free Weekly ETF

0.28%:	Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Taxable Municipal Bond ETF

0.29%:	Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P SmallCap Utilities & Communication Services ETF

0.30%:	Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF

0.35%:	Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF

0.45%:	Invesco FTSE International Low Beta Equal Weight ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P High Income Infrastructure ETF

0.49%:	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF

0.50%:	Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF, Invesco Variable Rate Preferred ETF

0.55%:	Invesco International BuyBack AchieversTM ETF

0.60%:	Invesco DWA SmallCap Momentum ETF

0.65%:	Invesco Senior Loan ETF, Invesco Shipping ETF

0.70%:	Invesco China Technology ETF, Invesco MSCI Emerging Markets Equal Country Weight ETF

0.75%:	Invesco Global Clean Energy ETF, Invesco Global Water ETF

0.80%:	Invesco DWA Developed Markets Momentum ETF

0.90%:	Invesco DWA Emerging Markets Momentum ETF

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that it provides sub-advisory services to other clients.. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were equal to or lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median[1]	Equal to/Lower than Open-End Index Fund Median[2]	Equal to/Lower than Open-End Active Fund Median[3]
Invesco 1-30 Laddered Treasury ETF			X
Invesco California AMT-Free Municipal Bond ETF		N/A	X
Invesco CEF Income Composite ETF	X	N/A	X
Invesco China Technology ETF		N/A	X
Invesco DWA Developed Markets Momentum ETF			X
Invesco DWA Emerging Markets Momentum ETF			X
Invesco DWA SmallCap Momentum ETF		X	X
Invesco DWA Tactical Multi-Asset Income ETF	N/A	N/A	X
Invesco DWA Tactical Sector Rotation ETF	X	N/A	N/A
Invesco Emerging Markets Sovereign Debt ETF			X
Invesco FTSE International Low Beta Equal Weight ETF	X	X	X
Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X

50

Approval of Investment Advisory Contracts (continued)

Invesco Fund	Equal to/Lower than ETF Median[1]	Equal to/Lower than Open-End Index Fund Median[2]	Equal to/Lower than Open-End Active Fund Median[3]
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	X	X	X
Invesco FTSE RAFI Emerging Markets ETF	X		X
Invesco Fundamental High Yield® Corporate Bond ETF		X	X
Invesco Fundamental Investment Grade Corporate Bond ETF			X
Invesco Global Clean Energy ETF		N/A	X
Invesco Global Short Term High Yield Bond ETF	X	X	X
Invesco Global Water ETF		N/A	X
Invesco International BuyBack AchieversTM ETF			X
Invesco International Corporate Bond ETF			X
Invesco KBW Bank ETF	X		X
Invesco KBW High Dividend Yield Financial ETF	X		X
Invesco KBW Premium Yield Equity REIT ETF	X		X
Invesco KBW Property & Casualty Insurance ETF	X		X
Invesco KBW Regional Banking ETF	X		X
Invesco LadderRite 0-5 Year Corporate Bond ETF			X
Invesco MSCI Emerging Markets Equal Country Weight ETF			X
Invesco National AMT-Free Municipal Bond ETF			X
Invesco New York AMT-Free Municipal Bond ETF		N/A	X
Invesco Preferred ETF		N/A	X
Invesco PureBetaTM 0-5 Yr US TIPS ETF	X		X
Invesco PureBetaTM FTSE Developed ex-North America ETF	X	X	X
Invesco PureBetaTM FTSE Emerging Markets ETF	X	X	X
Invesco PureBetaTM MSCI USA ETF	X	X	X
Invesco PureBetaTM MSCI USA Small Cap ETF	X	X	X
Invesco PureBetaTM US Aggregate Bond ETF	X		X
Invesco Russell 1000 Enhanced Equal Weight ETF			X
Invesco Russell 1000 Equal Weight ETF	X	X	X
Invesco Russell 1000 Low Beta Equal Weight ETF			X
Invesco S&P 500 Enhanced Value ETF	X	X	X
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X	X	X
Invesco S&P 500 High Beta ETF	X	X	X
Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X
Invesco S&P 500® Low Volatility ETF	X	X	X
Invesco S&P 500 Minimum Variance ETF	X	X	X
Invesco S&P 500 Momentum ETF	X	X	X
Invesco S&P Emerging Markets Low Volatility ETF	X	X	X
Invesco S&P Emerging Markets Momentum ETF	X	X	X
Invesco S&P High Income Infrastructure ETF	X	N/A	X
Invesco S&P International Developed High Dividend Low Volatility ETF	X	X	X
Invesco S&P International Developed Low Volatility ETF	X		X
Invesco S&P International Developed Momentum ETF	X		X
Invesco S&P International Developed Quality ETF	X		X
Invesco S&P MidCap Low Volatility ETF			X
Invesco S&P SmallCap Consumer Discretionary ETF	X		X
Invesco S&P SmallCap Consumer Staples ETF	X		X

51

Approval of Investment Advisory Contracts (continued)

Invesco Fund	Equal to/Lower than ETF Median[1]	Equal to/Lower than Open-End Index Fund Median[2]	Equal to/Lower than Open-End Active Fund Median[3]
Invesco S&P SmallCap Energy ETF	X		X
Invesco S&P SmallCap Financials ETF	X		X
Invesco S&P SmallCap Health Care ETF	X		X
Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X
Invesco S&P SmallCap Industrials ETF	X		X
Invesco S&P SmallCap Information Technology ETF	X	X	X
Invesco S&P SmallCap Low Volatility ETF	X	X	X
Invesco S&P SmallCap Materials ETF	X		X
Invesco S&P SmallCap Quality ETF	X		X
Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X
Invesco Senior Loan ETF		X	X
Invesco Shipping ETF			X
Invesco Taxable Municipal Bond ETF		N/A	X
Invesco Treasury Collateral ETF	X		X
Invesco Variable Rate Preferred ETF		X	X
Invesco VRDO Tax-Free Weekly ETF		N/A	X

[1]	The information provided by the Adviser indicated that certain Funds did not have any comparable ETF peers. Those Funds have been designated in this column with an “N/A” for not available.

[2]

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

[3]

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end active fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco International Corporate Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Senior Loan ETF, Invesco Taxable Municipal Bond ETF and Invesco VRDO Tax-Free Weekly ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

The Trustees considered that the Adviser had agreed to waive a portion of its unitary advisory fee, at least until February 28, 2021, for Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF. The Trustees further considered that the Adviser had agreed to waive a portion of its unitary advisory fee, until April 6, 2020, to the extent necessary to prevent Invesco MSCI Emerging Markets Equal Country Weight ETF’s operating expenses (including acquired fund fees and expenses, but excluding interest expenses, brokerage commissions and other trading expenses, taxes and litigation expenses, and extraordinary expenses) from exceeding the unitary advisory fee.

The Trustees determined that each Fund’s unitary advisory fee was reasonable, noting the nature of the indexes, the distinguishing factors of the Funds and the administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund’s operating expenses was attributable to a license fee payable out of the unitary advisory fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

52

Approval of Investment Advisory Contracts (continued)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 11, 2019. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided under the Sub-Advisory Agreement. The Board also considered the benefits described by the Adviser in having multiple affiliated Sub-Advisers. The Board reviewed the qualifications and background of each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rate under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc. and Invesco Advisers, Inc. and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rate for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF was reasonable in relation to the asset size of the Funds, and concluded that the flat sub-advisory fee was reasonable and appropriate.

The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that Invesco Advisers, Inc. noted that it receives management fees from money market funds into which the Funds’ excess cash may be invested. The Trustees noted that the Adviser waives its fees on assets invested under such arrangement in amounts equal to fees received by Invesco Advisers, Inc. on the Funds’ assets invested in the money market funds.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

53

Approval of Investment Advisory Contracts (continued)

At a meeting held on April 11, 2019, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for Invesco China Real Estate ETF, Invesco China Small Cap ETF, Invesco Frontier Markets ETF, Invesco MSCI Global Timber ETF, Invesco S&P Global Dividend Opportunities Index ETF, Invesco S&P Global Water Index ETF and Invesco Solar ETF (each, a “Fund” and collectively, the “Funds”).

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2018, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees also considered that the Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each Fund’s performance prior to the closing of the Transaction on April 6, 2018, and on May 18, 2018 for the Invesco Solar ETF, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratio. The Trustees also compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”) and open-end (non-ETF) actively-managed funds and to open-end (non-ETF) index funds for Invesco China Real Estate ETF, Invesco Frontier Markets ETF, Invesco MSCI Global Timber ETF and Invesco S&P Global Dividend Opportunities Index ETF. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●

0.50% of the Fund’s average daily net assets for Invesco China Real Estate ETF, Invesco Frontier Markets ETF, Invesco S&P Global Dividend Opportunities Index ETF, Invesco S&P Global Water Index ETF, Invesco Solar ETF, Invesco MSCI Global Timber ETF; and

●	0.55% of the Fund’s average daily net assets for Invesco China Small Cap ETF.

The Trustees also noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund (excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding the percentage of that Fund’s average daily net assets, until at least August 31, 2021, as set forth below:

●	0.55% for Invesco MSCI Global Timber ETF;

●	0.60% for Invesco S&P Global Dividend Opportunities Index ETF;

54

Approval of Investment Advisory Contracts (continued)

●	0.63% for Invesco S&P Global Water Index ETF;

●	0.65% for each of Invesco China Real Estate ETF, Invesco Frontier Markets ETF, Invesco Solar ETF; and

●	0.70% for Invesco China Small Cap ETF.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that it provides sub-advisory services to other clients. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF peer funds as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco China Real Estate ETF			X
Invesco China Small Cap ETF	X	N/A	X
Invesco Frontier Markets ETF			X
Invesco MSCI Global Timber ETF			X
Invesco S&P Global Dividend Opportunities Index ETF	X		X
Invesco S&P Global Water Index ETF		N/A	X
Invesco Solar ETF		N/A	X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the contractual advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratio for Invesco China Small Cap ETF was lower than the median net expense ratio of its ETF peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco China Real Estate ETF			X
Invesco China Small Cap ETF	X	N/A	X
Invesco Frontier Markets ETF			X
Invesco MSCI Global Timber ETF			X
Invesco S&P Global Dividend Opportunities Index ETF			X
Invesco S&P Global Water Index ETF		N/A	X
Invesco Solar ETF		N/A	X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco China Real Estate ETF’s and Invesco S&P Global Dividend Opportunities Index ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

55

Approval of Investment Advisory Contracts (continued)

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds and noted that the Adviser has agreed to reimburse the amount equal to the licensing fee paid that causes each Fund’s annual operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses and extraordinary expenses) to exceed a percentage of that Fund’s average daily net assets through December 31, 2020 (April 6, 2020 for Invesco S&P Global Water Index ETF and May 18, 2020 for Invesco Solar ETF) as set forth below:

Invesco China Real Estate ETF	0.70%

Invesco China Small Cap ETF	0.75%

Invesco Frontier Markets ETF	0.70%

Invesco MSCI Global Timber ETF	0.55%

Invesco S&P Global Dividend Opportunities Index ETF	0.64%

Invesco S&P Global Water Index ETF	0.63%

Invesco Solar ETF	0.70%

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Excess Expense Agreement or Amended and Restated Excess Expense Agreement, as applicable, with the Trust provides that the Adviser is entitled to be reimbursed by each Fund for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

56

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-TRST2-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2019

PLW	Invesco 1-30 Laddered Treasury ETF

PWZ	Invesco California AMT-Free Municipal Bond ETF

PCEF	Invesco CEF Income Composite ETF

PHB	Invesco Fundamental High Yield® Corporate Bond ETF

PFIG	Invesco Fundamental Investment Grade Corporate Bond ETF

LDRI	Invesco LadderRite 0-5 Year Corporate Bond ETF

PZA	Invesco National AMT-Free Municipal Bond ETF

PZT	Invesco New York AMT-Free Municipal Bond ETF

PGX	Invesco Preferred ETF

BAB	Invesco Taxable Municipal Bond ETF

CLTL	Invesco Treasury Collateral ETF

VRP	Invesco Variable Rate Preferred ETF

PVI	Invesco VRDO Tax-Free Weekly ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

The fiscal year proved to be an increasingly volatile time for US equities. After a relatively quiet summer, market volatility noticeably rose in October 2018, as US equity markets suffered a sharp sell-off through calendar year-end 2018, amid ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut, with oil prices plummeting from near $75 per barrel in early October 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to defensive areas of the markets, such as health care, utilities and US Treasuries.

Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates two times during the fiscal year: in September and December 20182. In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

Following a sharp selloff during the fourth quarter of 2018, equity markets rebounded in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains during the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold-off in May, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy. During the July meeting, the Fed lowered rates by 25 basis points. This was the first time the Fed lowered rates in more than a decade.2

Market volatility increased in August, as the US Treasury yield curve inverted several times, causing jitters for investors who were concerned that a US recession would be imminent. As a result, much of August saw a “risk off” sentiment, with investors crowding into “safe haven” asset classes, such as US Treasuries and gold. However, a more dovish tone from the Fed provided some support to risk assets. With rising volatility in the markets, the S&P 500 Index posted a modest positive return for the fiscal year.

[1]	Source: Bloomberg
[2]	Source: US Federal Reserve

Fixed Income

Throughout the fiscal year, US economic data remained supportive of continued economic expansion as 2019 2nd quarter GDP grew at 2.0%. The US economy continued to add jobs, pushing the unemployment rate to 3.7% at the close of the fiscal year, while inflation remained subdued.1 Against this backdrop, the US Federal Reserve (the Fed) raised the federal funds target rate from a range of 1.75% to 2.00% at the start of the reporting period to a range of 2.00% to 2.25% at the close of the reporting period. This was accomplished with two 0.25% rate hikes in September 2018 and December 2018, followed by a single 0.25% rate cut in July 2019.2 Working against these positive developments, however, were global macroeconomic headwinds in the form of geopolitical trade tension, sub-optimal inflation, and the lingering unknown of Brexit—the decision by UK voters to leave the European Union. These headwinds, coupled with continued low US inflation, could encourage further Fed rate cuts in the near-term. These actions continued to drive overseas investments into higher yielding segments of the fixed income markets.

The 10-year US Treasury yield continued to move upward at the start of the fiscal year and spiked in October 2018 due to continued strength of the global economy, increased risk of inflation and the high probability of additional Fed rate hikes throughout the fiscal year. However, elevated volatiltiy levels in December led to a severe risk-off tone in the markets driving Treasury yields lower. Throughout the remainder of the fiscal year, Treasury yields continued to decline as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. The 10-year US Treasury yield ended the reporting period at 1.50%, 136 basis points lower than at the beginning of the fiscal year.3 (A basis point is one one-hundredth of a percentage point.)

The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 10.17% for the fiscal year. Strong performance for the index was largely attributable to the sharp decline in US Treasury yields. All four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index—government-related, corporate, securitized and treasury—posted positive returns for the fiscal year. Out-of-index exposure, such as high yield and US dollar-denominated emerging market (EM) corporate debt, provided gains despite concerns over global growth, a volatile geopolitical environment and a series of juxtaposed Fed actions. Accommodative central bank policies helped to support returns in high yield and US dollar-denominated EM corporate debt.

[1]	Bureau of Labor Statistics
[2]	US Federal Reserve
[3]	US Treasury Department

3

PLW	Management’s Discussion of Fund Performance
Invesco 1-30 Laddered Treasury ETF (PLW)

As an index fund, the Invesco 1-30 Laddered Treasury ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index (the “Index”). The Fund generally will invest at least 80% of its total assets in U.S. Treasury securities that comprise the Index. The Index measures potential returns of a theoretical portfolio of U.S. Treasury securities with a yield curve based upon 30 distinct annual maturities. The Index seeks to maintain a continuous maturity laddered portfolio of securities, meaning that securities holdings are scheduled to mature in a proportional, annual sequential pattern. Nasdaq, Inc. (the “Index Provider”) allows a six-month maturity deviation if securities with a desired maturity date are not available.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects securities for inclusion in the Index that are U.S. Treasury-auctioned issues with fixed coupon rates that are non-callable. The Index Provider does not include treasury inflation-protected securities, bills or zero-coupon securities in the Index. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 16.98%. On a net asset value (“NAV”) basis, the Fund returned 16.67%. During the same time period, the Index returned 16.97%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays U.S. Treasury Index (the “Benchmark Index”) returned 10.38%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 250 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the roughly 5-year average duration U.S. Treasury market.

Relative to the Benchmark Index, the Fund was most overweight in bonds with maturities between 10-20 years duration and most underweight in bonds with maturities between 0-5 years duration during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to bonds with maturities greater than ten years, followed by the Fund’s underweight allocation to bonds with maturities between 1 and 3 years.

For the fiscal year ended August 31, 2019, bonds with maturities with between 10 and 19 years contributed most significantly to the Fund’s return, followed by bonds with maturities between 20 to 30 years. No maturity bands detracted from the Fund’s return over the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included U.S. Treasury Bond, 4.50% coupon, due 02/15/2036 (portfolio average weight of 10.05%), and U.S. Treasury Note, 5.375% coupon, due 02/15/2031 (portfolio average weight of 10.01%). No positions detracted from the Fund’s return over the period.

Duration Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Maturing in 0-5 Years	14.92
Maturing in 6-10 Years	15.70
Maturing in 11-15 Years	13.04
Maturing in 16-20 Years	20.40
Maturing in 21-25 Years	17.54
Maturing in 26-30 Years	18.17
Money Market Funds Plus Other Assets Less Liabilities	0.23

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
U.S. Treasury Bonds, 4.50%, 02/15/2036	10.13
U.S. Treasury Bonds, 5.38%, 02/15/2031	9.83
U.S. Treasury Bonds, 3.00%, 02/15/2049	3.66
U.S. Treasury Bonds, 3.00%, 02/15/2048	3.64
U.S. Treasury Bonds, 2.50%, 02/15/2046	3.63
U.S. Treasury Bonds, 3.00%, 02/15/2047	3.62
U.S. Treasury Bonds, 2.50%, 02/15/2045	3.62
U.S. Treasury Bonds, 3.13%, 02/15/2043	3.55
U.S. Treasury Bonds, 3.63%, 02/15/2044	3.54
U.S. Treasury Bonds, 3.13%, 02/15/2042	3.53
Total	48.75

*	Excluding money market fund holdings.

4

Invesco 1-30 Laddered Treasury ETF (PLW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index	16.97%	3.47%	10.79%	4.97%	27.44%	5.59%	72.34%	6.17%	103.66%
Bloomberg Barclays U.S. Treasury Index	10.38	2.49	7.65	2.97	15.78	3.25	37.62	3.94	58.39
Fund
NAV Return	16.67	3.24	10.04	4.71	25.86	5.31	67.77	5.87	97.09
Market Price Return	16.98	3.28	10.16	4.72	25.91	5.32	67.96	5.86	96.85

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

5

PWZ	Management’s Discussion of Fund Performance
Invesco California AMT-Free Municipal Bond ETF (PWZ)

As an index fund, the Invesco California AMT-Free Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofAML California Long-Term Core Plus Municipal Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Index and that are also exempt from the federal alternative minimum tax.

ICE Data Indices, LLC is the Index provider for the Index. The Index is composed of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by California or any U.S. territory, or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 9.70%. On a net asset value (“NAV”) basis, the Fund returned 9.62%. During the same time period, the Index returned 9.59%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index due to the impact of the Fund’s sampling methodology, which was partially offset by fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg Barclays Municipal Bond 20 Year Index (the “Benchmark Index”) returned 10.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 900 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in the State of California and most underweight in the State of New York during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its lack of exposure to New York State bonds, as well as fees and operating expenses incurred by the Fund during the period.

For the fiscal year ended August 31, 2019, the State of California contributed most significantly to the Fund’s return. Guam was the only territory that detracted from the Fund’s return over the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included San Diego California Unified School District, 5.00% coupon, due 07/01/2041 (portfolio average weight of 4.24%), and California Health Facilities Financing Authority, 5.00% coupon, due 11/15/2048 (portfolio average weight of 3.33%). Positions that detracted most significantly from the Fund’s return included Los Angeles County California Metropolitan Transportation Authority, 5.00% coupon, due 07/01/2038 (no longer held at fiscal year-end), and California State GO, 5.00% coupon, due 11/01/2047 (portfolio average weight of 0.14%).

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Ad Valorem Property Tax	22.86
Health, Hospital, Nursing Home Revenue	11.81
Port, Airport & Marina Revenue	9.57
Water Revenue	9.51
College & University Revenue	7.58
Sales Tax Revenue	6.81
Lease Revenue	6.25
Electric Power Revenue	4.00
Hotel Occupancy Tax	3.71
General Fund	3.01
Tax Increment Revenue	3.00
Revenue Types Each Less Than 3%	10.09
Other Assets Less Liabilities	1.80

6

Invesco California AMT-Free Municipal Bond ETF (PWZ) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2019
Security
San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds, 5.00%, 07/01/2041	4.83
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2017 A, Ref. RB, 5.00%, 11/15/2048	3.54
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2018, RB, 5.00%, 05/01/2048	2.5
Sacramento (City of), CA (Convention Center Complex), Series 2018 A, RB, 5.00%, 06/01/2048	2.11
Los Angeles County Facilities, Inc. (Vermont Corridor County Administration Building), Series 2018 A, RB, 5.00%, 12/01/2043	1.8
Los Angeles (City of), CA Department of Water, Series 2018 B, Ref. RB, 5.00%, 07/01/2048	1.8
Mountain View Shoreline Regional Park Community, Series 2018 A, RB, 5.00%, 08/01/2048	1.8
Marin (County of), CA Healthcare District (Election 2013), Series 2017 A, GO Bonds, 5.00%, 08/01/2041	1.79
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2017 A, RB, 5.00%, 07/01/2042	1.79
San Mateo Foster (City of), CA Public Financing Authority (Clean Water Program), Series 2019, RB, 4.00%, 08/01/2044	1.67
Total	23.63

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—ICE BofAML California Long-Term Core Plus Municipal Securities Index	9.59%	3.76%	11.70%	4.76%	26.16%	5.69%	73.99%	5.11%	80.80%
Bloomberg Barclays Municipal Bond 20 Year Index	10.66	4.09	12.79	4.93	27.22	5.82	76.09	5.47	88.37
Fund
NAV Return	9.62	3.67	11.41	4.67	25.63	5.42	69.57	4.67	72.01
Market Price Return	9.70	3.52	10.92	4.53	24.77	5.40	69.27	4.60	70.71

7

Invesco California AMT-Free Municipal Bond ETF (PWZ) (continued)

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended – ICE BofAML California Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch California Insured Long-Term Core Municipal Securities Index, the Fund’s underlying index from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 through July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through August 31, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

8

PCEF	Management’s Discussion of Fund Performance
Invesco CEF Income Composite ETF (PCEF)

As an index fund, the Invesco CEF Income Composite ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S-Network Composite Closed-End Fund IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of U.S.-listed closed-end funds that comprise the Index. The Fund is a “fund of funds,” as it invests its assets in the common shares of funds included in the Index rather than in individual securities.

S-Network Global Indexes, Inc. compiles, maintains and calculates the Index, which tracks the overall performance of a universe of U.S.-listed closed-end funds that are organized under the laws of the United States, which may be invested in taxable investment grade fixed-income securities, taxable high yield fixed-income securities and taxable equity options. The Index may include closed-end funds that are advised by an affiliate of Invesco Capital Management LLC. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 4.62%. On a net asset value (“NAV”) basis, the Fund returned 4.72%. During the same time period, the Index returned 5.11%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period partially offset by beneficial trade executions associated with portfolio rebalances.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 2.92%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

Relative to the Benchmark Index, the Fund was most overweight in investment grade and high yield fixed-income closed-end funds during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index can be attributed to this exposure to fixed-income, which generally outperformed the equity markets during the period.

For the fiscal year ended August 31, 2019, the Nuveen Preferred & Income Securities Fund (portfolio average weight of 2.58%) contributed most significantly to the Fund’s return, followed by the BlackRock Credit Allocation Income Trust (portfolio average weight of 2.37%). Positions that detracted most significantly from the Fund’s return included Eaton Vance Tax-Managed Global Diversified Equity Income Fund (portfolio average weight of 2.45%), and Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (portfolio average weight of 1.04%).

Asset Class Breakdown* (% of the Fund’s Net Assets) as of August 31, 2019
Bonds	42.09
Bonds/High Yield	28.43
Option Income	27.38
Domestic Equity	2.10
Money Market Funds Plus Other Assets Less Liabilities	0.00

*	Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	2.98
Eaton Vance Limited Duration Income Fund	2.73
BlackRock Enhanced Equity Dividend Trust	2.52
BlackRock Credit Allocation Income Trust	2.44
Nuveen Preferred & Income Securities Fund	2.32
AllianzGI NFJ Dividend Interest & Premium Strategy Fund	2.15
BlackRock Corporate High Yield Fund VI, Inc.	2.14
Aberdeen Asia-Pacific Income Fund, Inc.	2.02
Eaton Vance Tax-Managed Diversified Equity Income Fund	1.78
DoubleLine Income Solutions Fund	1.76
Total	22.84

*	Excluding money market fund holdings.

9

Invesco CEF Income Composite ETF (PCEF) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S-Network Composite Closed-End Fund IndexSM	5.11%	6.92%	22.23%	5.97%	33.61%	7.34%	96.43%
S&P 500® Index	2.92	12.70	43.15	10.11	61.89	13.05	221.76
Fund
NAV Return	4.72	6.54	20.94	5.50	30.69	6.84	87.86
Market Price Return	4.62	6.49	20.78	5.49	30.66	6.82	87.55

Fund Inception: February 19, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 2.25% includes the unitary management fee of 0.50% and acquired fund fees and expenses of 1.75%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund

Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

10

PHB	Management’s Discussion of Fund Performance
Invesco Fundamental High Yield® Corporate Bond ETF (PHB)

As an index fund, the Invesco Fundamental High Yield® Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the RAFI® Bonds U.S. High Yield 1-10 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

The Index is comprised of U.S. dollar-denominated high yield corporate bonds that are securities registered with the U.S. Securities and Exchange Commission or Rule 144A securities with registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Strictly in accordance with its guidelines and mandated procedures, Research Affiliates, LLC (the “Index Provider”) or its agent compiles and calculates the Index. The Index selects and weights securities based on the Fundamental Index® approach developed by the Index Provider that uses four fundamental factors of company size: book value of assets, sales, dividends and cash flow. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon high-yield corporate bonds qualify for inclusion in the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 7.25%. On a net asset value (“NAV”) basis, the Fund returned 7.12%. During the same time period, the Index returned 7.88%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as impacts from the Fund’s sampling methodology.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 6.56%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,880 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad-based U.S. high-yield corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the technology industry and most underweight in the communications industry during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to holdings within the energy industry, followed by holdings in the technology industry.

For the fiscal year ended August 31, 2019, the consumer cyclical industry contributed most significantly to the Fund’s return, followed by the communications and technology industries, respectively. No industries detracted from the Fund’s return for the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included United Continental Holdings, Inc., 4.25% coupon, due 10/01/2022, an airlines company (no longer held at fiscal year-end), and HCA, Inc., 5.375% coupon, due 02/01/2025, a health care company (portfolio average weight of 0.74%). Positions that detracted most significantly from the Fund’s return included SESI LLC, 7.75% coupon, due 09/15/2024, an energy equipment company (portfolio average weight of 0.29%), and Chesapeake Energy Corp., 8.00% coupon, due 06/15/2027, an oil & gas company (portfolio average weight of 0.28%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Consumer Discretionary	17.85
Energy	13.19
Communication Services	12.49
Information Technology	11.29
Materials	10.22
Industrials	9.15
Health Care	8.74
Financials	6.74
Real Estate	4.86
Sector Types Each Less Than 3%	4.03
Money Market Funds Plus Other Assets Less Liabilities	1.44

Credit Quality Rating Breakdown (S&P)* (% of the Fund’s Net Assets) as of August 31, 2019
BBB	13.87
BB	62.23
B	22.07
Not Rated	0.39
Money Market Funds Plus Other Assets Less Liabilities	1.44

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

11

Invesco Fundamental High Yield® Corporate Bond ETF (PHB) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
EMC Corp., 3.38%, 06/01/2023	1.60
United Airlines Holdings, Inc., 4.25%, 10/01/2022	1.34
Genworth Holdings, Inc., 7.63%, 09/24/2021	1.04
Western Digital Corp., 4.75%, 02/15/2026	1.01
Centene Corp., 6.12%, 02/15/2024	0.94
Yum! Brands, Inc., 3.75%, 11/01/2021	0.87
Tenet Healthcare Corp., 5.13%, 05/01/2025	0.86
DaVita, Inc., 5.13%, 07/15/2024	0.85
Gap, Inc. (The), 5.95%, 04/12/2021	0.84
Sprint Capital Corp., 6.88%, 11/15/2028	0.82
Total	10.17

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—RAFI® Bonds U.S. High Yield 1-10 Index	7.88%	5.47%	17.32%	4.89%	26.95%	7.64%	108.82%	5.45%	86.91%
Bloomberg Barclays US Corporate High Yield Index	6.56	6.17	19.69	4.85	26.73	8.50	126.11	7.53	135.27
Fund
NAV Return	7.12	4.76	14.96	3.97	21.50	6.59	89.30	3.71	53.58
Market Price Return	7.25	4.80	15.10	4.02	21.77	6.49	87.60	3.50	50.09

12

Invesco Fundamental High Yield® Corporate Bond ETF (PHB) (continued)

Fund Inception: November 15, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

-

The Blended-RAFI® Bonds U.S. High Yield 1-10 Index is comprised of performance of the Wells Fargo® High Yield Bond Index, the Fund’s previous index, from Fund inception through the conversion date, August 2, 2010, followed by the performance of the Index starting at the conversion date through August 31, 2019.

Revised to disclose the original underlying index, since those prior indices have been named for all other funds with blended indexes in this book.

13

PFIG	Management’s Discussion of Fund Performance
Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

As an index fund, the Invesco Fundamental Investment Grade Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the RAFI® Bonds U.S. Investment Grade 1-10 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the component securities that comprise the Index.

The Index is comprised of U.S. dollar denominated investment grade corporate bonds which are securities registered with the U.S. Securities and Exchange Commission or Rule 144A securities with registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Strictly in accordance with its guidelines and mandated procedures, Research Affiliates, LLC (the “Index Provider”) or its agent compiles and calculates the Index. The Index selects and weights securities based on the Fundamental Index® approach developed by the Index Provider that uses four fundamental factors of company size: book value of assets, sales, dividends and cash flows. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon investment grade corporate bonds qualify for inclusion in the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 9.36%. On a net asset value (“NAV”) basis, the Fund returned 9.49%. During the same time period, the Index returned 9.76%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period as well as due to the Fund’s sampling methodology.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 13.33%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad-based U.S. corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the insurance industry and most underweight in the banking industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to security selection within the banking and communications industries.

For the fiscal year ended August 31, 2019, the consumer non-cyclical industry contributed most significantly to the Fund’s return, followed by the consumer cyclical and banking industries, respectively. No industries detracted from the Fund’s return over the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included JPMorgan Chase & Co., 2.95% coupon, due 10/01/2026, a banks company (portfolio average weight of 0.56%), and Verizon Communications, Inc., 4.329% coupon, due 09/21/2028, a telecommunications company (portfolio average weight of 0.39%). Positions that detracted most significantly from the Fund’s return included Pacific Gas and Electric Co., 3.50% coupon, due 10/01/2020, an electric utilities company (no longer held at fiscal year-end), and Pacific Gas and Electric Co., 3.30% coupon, due 12/01/2027, an electric utilities company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Financials	21.74
Information Technology	11.12
Health Care	10.99
Industrials	10.72
Consumer Staples	9.92
Consumer Discretionary	9.83
Energy	6.99
Utilities	5.89
Communication Services	4.59
Materials	3.86
Real Estate	3.85
Money Market Funds Plus Other Assets Less Liabilities	0.50

Credit Quality Rating Breakdown (S&P)* (% of the Fund’s Net Assets) as of August 31, 2019
AAA	1.40
AA	10.52
A	36.47
BBB	50.99
Not Rated	0.12
Money Market Funds Plus Other Assets Less Liabilities	0.50

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

14

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
JPMorgan Chase & Co., 2.95%, 10/01/2026	0.56
Apple, Inc., 3.25%, 02/23/2026	0.55
Wells Fargo & Co., 3.00%, 04/22/2026	0.53
Exxon Mobil Corp., 3.04%, 03/01/2026	0.52
Walmart, Inc., 3.70%, 06/26/2028	0.52
Apple, Inc., 2.40%, 05/03/2023	0.50
Exxon Mobil Corp., 2.22%, 03/01/2021	0.49
JPMorgan Chase & Co., 4.50%, 01/24/2022	0.48
ConocoPhillips Holding Co., 6.95%, 04/15/2029	0.46
Verizon Communications, Inc., 4.33%, 09/21/2028	0.46
Total	5.07

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
RAFI® Bonds U.S. Investment Grade 1-10 Index	9.76%	3.40%	10.54%	3.56%	19.09%	3.79%	34.43%
Bloomberg Barclays U.S. Corporate Index	13.33	4.64	14.58	4.56	24.95	5.03	47.80
Fund
NAV Return	9.49	3.18	9.84	3.27	17.48	3.39	30.40
Market Price Return	9.36	3.18	9.83	3.24	17.30	3.40	30.44

15

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG) (continued)

Fund Inception: September 15, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.22% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

16

LDRI	Management’s Discussion of Fund Performance
Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI)

As an index fund, the Invesco LadderRite 0-5 Year Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index (the “Index”). The Fund generally will invest at least 80% of its total assets in U.S. and foreign investment grade corporate bonds that comprise the Index. The Index measures potential returns of a theoretical portfolio of fixed income securities with a yield curve based upon remaining effective terms to maturity of five years or less.

Using a “laddered strategy,” Nasdaq, Inc. (the “Index Provider”) includes in the Index a portfolio of bonds with short- to intermediate-term maturities, meaning that it divides the components of the Index into five equally weighted groups of bonds with staggered terms to maturity in an annual, sequential (“laddered”) structure from zero to five years. Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects such bonds issued by companies domiciled in the U.S. and other developed countries for inclusion in the Index that: (i) are denominated in U.S. dollars; (ii) pay fixed amounts of taxable interest; (iii) are rated as “investment grade” by at least one of S&P Global Ratings, a division of S&P Global Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings Inc. (“Fitch”) (i.e., have a grade of BBB- or higher from Fitch or S&P or of Baa3 or higher from Moody’s); (iv) have an outstanding face value of at least $500 million; and (v) have five years or less to maturity. Bonds must have an initial term to maturity of at least one year to be eligible for inclusion in the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 5.52%. On a net asset value (“NAV”) basis, the Fund returned 5.59%. During the same time period, the Index returned 5.95%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period as well as due to the Fund’s sampling methodology.

During this same time period, the ICE BofAML 0-5 Year U.S. Corporate Index (the “Benchmark Index”) returned 6.26%. The Benchmark Index is an unmanaged index weighted by capitalization and based on current amount outstanding times the market price plus accrued interest based on the average performance of approximately 3,700 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the short-term investment grade U.S. corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the consumer non-cyclical industry and most underweight in the electric industry during the fiscal year ended August 31, 2019.

The Fund’s underperformance relative to the return of the Benchmark Index during the period can primarily be attributed to the Fund’s underweight allocation to the banking and electric industries.

For the fiscal year ended August 31, 2019, the banking and consumer non-cyclical industries contributed most significantly to the Fund’s return, respectively. No industries detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included HSBC Holdings PLC, 2.65% coupon, due 01/05/2022, a banks company (portfolio average weight of 1.68%), and Bank of America Corp., 3.30% coupon, due 01/11/2023, a banks company (portfolio average weight of 1.08%). Positions that detracted most significantly from the Fund’s return included Citigroup, Inc., coupon 2.75%, due 04/25/2022, a banks company (no longer held at fiscal year-end), and Simon Property Group LP, 2.625% coupon, due 06/15/2022, a communications equipment company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Financials	33.74
Health Care	11.03
Information Technology	10.09
Energy	8.93
Industrials	8.15
Consumer Discretionary	7.62
Consumer Staples	7.55
Communication Services	5.27
Real Estate	3.62
Sector Types Each Less Than 3%	3.55
Money Market Funds Plus Other Assets Less Liabilities	0.45

17

Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI) (continued)

Credit Quality Rating Breakdown (S&P)* (% of the Fund’s Net Assets) as of August 31, 2019
AAA	2.02
AA	9.59
A	41.8
BBB	45.07
BB	1.07
Money Market Funds Plus Other Assets Less Liabilities	0.45

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
HSBC Holdings PLC, 2.65%, 01/05/2022	1.99
Verizon Communications, Inc., 5.15%, 09/15/2023	1.11
Crown Castle International Corp., 5.25%, 01/15/2023	1.08
Republic Services, Inc., 4.75%, 05/15/2023	1.07
Royal Bank of Scotland Group PLC (The), 6.10%, 06/10/2023	1.07
HCA, Inc., 4.75%, 05/01/2023	1.06
JPMorgan Chase & Co., 3.62%, 05/13/2024	1.06
Williams Companies, Inc. (The), 4.30%, 03/04/2024	1.05
Bank of New York Mellon Corp. (The), Series 12, 3.65%, 02/04/2024	1.05
Starbucks Corp., 3.85%, 10/01/2023	1.05
Total	11.59

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index	5.95%	2.69%	8.30%	2.52%	13.19%
ICE BofAML 0-5 Year US Corporate Index	6.26	2.83	8.73	2.66	13.96
Fund
NAV Return	5.59	2.45	7.53	2.19	11.38
Market Price Return	5.52	2.28	6.98	2.17	11.25

18

Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI) (continued)

Fund Inception: September 10, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.22% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

19

PZA	Management’s Discussion of Fund Performance
Invesco National AMT-Free Municipal Bond ETF (PZA)

As an index fund, the Invesco National AMT-Free Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofAML National Long-Term Core Plus Municipal Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Index and that are also exempt from the federal alternative minimum tax.

ICE Data Indices, LLC is the Index provider for the Index. The Index is composed of U.S. dollar-denominated, investment grade, tax- exempt debt publicly issued by U.S. states and territories, or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 9.96%. On a net asset value (“NAV”) basis, the Fund returned 9.83%. During the same time period, the Index returned 10.15%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays Municipal Bond 20 Year Index (the “Benchmark Index”) returned 10.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 900 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of insured municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in the State of Colorado and most underweight in the State of California during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to differences in state weightings relative to the Benchmark Index as well as fees and trading costs incurred by the Fund.

For the fiscal year ended August 31, 2019, the State of California contributed most significantly to the Fund’s return, followed by the State of New York and the State of Texas, respectively. The State of Mississippi was the only state to detract from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Hillsborough County Florida Aviation Authority, 5.00% coupon, due 10/01/2043 (portfolio average weight of 1.19%), and Hillsborough County Florida Aviation Authority, 5.00% coupon, due 10/01/2048 (portfolio average weight of 0.99%). Positions that detracted most significantly from the Fund’s return included New York NY GO, 3.50% coupon, due 04/01/2046 (no longer held at fiscal year-end), and Sales Tax Asset Receivables Corp.

New York, 4.00% coupon, due 10/15/2032 (no longer held at fiscal year-end).

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Ad Valorem Property Tax	14.00
Water Revenue	12.00
Port, Airport & Marina Revenue	11.06
College & University Revenue	10.07
Highway Tolls Revenue	7.86
Sales Tax Revenue	6.42
Health, Hospital, Nursing Home Revenue	5.28
Electric Power Revenue	4.64
Sewer Revenue	4.63
Income Tax Revenue	3.74
General Fund	3.56
Miscellaneous Revenue	3.29
Revenue Types Each Less Than 3%	11.80
Other Assets Less Liabilities	1.65

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2019
Security
California (State of), Series 2003 B-3, GO Bonds, 0.96%, 05/01/2033	1.65
Alaska Housing Finance Corp., Series 2007 B, VRD RB, 1.30%, 12/01/2041	1.47
Chicago (City of), IL, Series 2012, RB, 5.00%, 01/01/2037	1.30
Arapahoe County School District No. 6 Littleton, Series 2019 A, GO Bonds, 5.50%, 12/01/2043	1.30
Hillsborough (County of), FL Aviation Authority (Tampa International Airport), Series 2018 F, RB, 5.00%, 10/01/2043	1.24
Grand Parkway Transportation Corp., Series 2018 A, RB, 5.00%, 10/01/2043	1.23
Jasper (City of), AL, Series 2014, GO Wts., 5.00%, 03/01/2044	1.12
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB, 5.00%, 10/15/2041	1.07
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2016, RB, 5.00%, 05/01/2046	1.04
Hillsborough (County of), FL Aviation Authority (Tampa International Airport), Series 2018 F, RB, 5.00%, 10/01/2048	1.03
Total	12.45

20

Invesco National AMT-Free Municipal Bond ETF (PZA) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2019

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—ICE BofAML National Long-Term Core Plus Municipal Securities Index	10.15%	3.94%	12.28%	4.89%	26.98%	5.67%	73.58%	5.19%	82.38%
Bloomberg Barclays Municipal Bond 20 Year Index	10.66	4.09	12.79	4.93	27.22	5.82	76.09	5.47	88.37
Fund
NAV Return	9.83	3.73	11.62	4.76	26.15	5.42	69.60	4.68	72.25
Market Price Return	9.96	3.75	11.67	4.68	25.68	5.44	69.91	4.61	70.87

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-ICE BofAML National Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch National Insured Long-Term Core Municipal Securities Index, the Fund’s underlying index from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 through July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through August 31, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

21

PZT	Management’s Discussion of Fund Performance
Invesco New York AMT-Free Municipal Bond ETF (PZT)

As an index fund, the Invesco New York AMT-Free Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofAML New York Long-Term Core Plus Municipal Securities Index (The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Index and that are also exempt from federal alternative minimum tax.

ICE Data Indices, LLC is the Index provider for the Index. The Index is composed of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by New York or any U.S. territory, or their political subdivisions in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 10.58%. On a net asset value (“NAV”) basis, the Fund returned 10.13%. During the same time period, the Index returned 10.08%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to a positive impact from the Fund’s sampling methodology, which was partially offset by fees and operating expenses incurred by the Fund during the period.

During the same time period, the Bloomberg Barclays Municipal Bond 20 Year Index (the “Benchmark Index”) returned 10.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 900 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in the State of New York and most underweight in the State of California during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to under-allocations to other than New York states, as well as fees and operating expenses incurred by the Fund during the period.

For the fiscal year ended August 31, 2019, the State of New York contributed most significantly to the Fund’s return, followed by the US territory of Guam. Puerto Rico was the only detractor from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included New York State Dormitory Authority Revenue Bond, 5.50% coupon, due 07/01/2040 (portfolio average weight of 3.05%), and New York State Dormitory Authority Revenue Bond, 5.00% coupon, due 10/01/2047 (portfolio average weight of 2.10%). Positions that detracted most significantly from the Fund’s return included

Puerto Rico Sales Tax Financing Corp, 5.125% coupon, due 08/01/2042 (no longer held at fiscal year-end), and Sales Tax Asset Receivables Corp. New York, 4.00% coupon, due 10/15/2032 (no longer held at fiscal year-end).

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Income Tax Revenue	17.30
Miscellaneous Revenue	10.70
College & University Revenue	10.69
Electric Power Revenue	9.84
Ad Valorem Property Tax	9.55
Lease Revenue	6.59
Water Revenue	5.72
Highway Tolls Revenue	5.26
Port, Airport & Marina Revenue	3.86
Sales Tax Revenue	3.82
Health, Hospital, Nursing Home Revenue	3.64
Revenue Types Each Less Than 3%	9.78
Other Assets Less Liabilities	3.25

22

Invesco New York AMT-Free Municipal Bond ETF (PZT) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2019
Security
New York (State of) Utility Debt Securitization Authority, Series 2017, RB, 5.00%, 12/15/2038	3.17
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium), Series 2009, RB, 6.50%, 01/01/2046	3.15
New York (City of), NY, Series 2012 G-3, GO Bonds, 1.27%, 04/01/2042	3.14
New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai), Series 2015 A, Ref. RB, 5.00%, 07/01/2035	2.95
Brooklyn Arena Local Development Corp. (Barclays Center), Series 2016 A, Ref. RB, 5.00%, 07/15/2042	2.95
New York (City of), NY Transitional Finance Authority, Series 2019, RB, 4.00%, 11/01/2042	2.91
New York (State of) Dormitory Authority, Series 2011 C, RB, 5.00%, 03/15/2041	2.89
Long Island (City of), NY Power Authority, Series 2014 A, Ref. RB, 5.00%, 09/01/2044	2.89
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB, 5.00%, 11/15/2040	2.83
New York (City of), NY, Series 2017 B-1, GO Bonds, 4.00%, 12/01/2043	2.83
Total	29.71

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—ICE BofAML New York Long-Term Core Plus Municipal Securities Index	10.08%	3.64%	11.32%	4.76%	26.16%	5.31%	67.74%	4.83%	75.13%
Bloomberg Barclays Municipal Bond 20 Year Index	10.66	4.09	12.79	4.93	27.22	5.82	76.09	5.47	88.37
Fund
NAV Return	10.13	3.59	11.15	4.53	24.79	5.04	63.55	4.21	63.19
Market Price Return	10.58	3.41	10.58	4.62	25.33	5.05	63.62	4.13	61.76

23

Invesco New York AMT-Free Municipal Bond ETF (PZT) (continued)

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-ICE BofAML New York Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch New York Insured Long-Term Core Municipal Securities Index, the Fund’s underlying index from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 through July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through August 31, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

24

PGX	Management’s Discussion of Fund Performance
Invesco Preferred ETF (PGX)

As an index fund, the Invesco Preferred ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofAML Core Plus Fixed Rate Preferred Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in fixed-rate U.S. dollar denominated preferred securities that comprise the Index.

The Index is a market capitalization-weighted index designed to reflect the total return performance of the fixed-rate U.S. dollar denominated preferred securities market. The Index includes both traditional and other preferred securities, including preferred securities issued by foreign companies in the form of American depositary receipts, as well as senior and subordinated debt securities. Unlisted preferred securities are excluded from the Index, but unlisted senior or subordinated debt-like securities are eligible for inclusion. The Index may include Rule 144A securities. Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC selects securities for the Index using a rules-based methodology. Qualifying securities must be rated at least B3 (based on an average of Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings, a division of S&P Global Inc. (“S&P”) and Fitch Ratings, Inc. (“Fitch”)) and must have an investment grade country risk profile (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 8.37%. On a net asset value (“NAV”) basis, the Fund returned 8.23%. During the same time period, the Index returned 8.40%. The Fund’s performance, on a NAV basis, differed from the return of the Index due to fees and operating expenses incurred by the Fund during the period, partially offset by the impact of the Fund’s sampling methodology.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 6.00%. The Benchmark Index is an unmanaged index weighted by modified market capitalization based on the average performance of approximately 290 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the preferred stock market, which includes convertible preferred stocks.

Relative to the Benchmark Index, the Fund was most overweight in the electric industry and most underweight in the consumer non-cyclical industry during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Benchmark’s inclusion of convertible preferred securities, which are excluded from the Fund. Convertible preferred securities underperformed the overall preferred securities market during the reporting period.

For the fiscal year ended August 31, 2019, the banking industry contributed most significantly to the Fund’s return, followed by the insurance and electric industries, respectively. Technology was the only industry to detract from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included JPMorgan Chase & Co., 5.75%, Series DD, a banks company (portfolio average weight 1.26%), and JPMorgan Chase & Co., 6.00%, Series EE, a banks company (portfolio average weight 0.67%). Positions that detracted most significantly from the Fund’s return included CBL & Associates Properties, Inc., 7.375%, Series D, a REIT company (portfolio average weight of 0.16%), and Barclays Bank PLC, 8.125%, a banks company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Financials	65.78
Utilities	13.02
Real Estate	9.79
Communication Services	5.72
Sector Types Each Less Than 3%	5.59
Money Market Funds Plus Other Assets Less Liabilities	0.10

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Citigroup, Inc., Series K, Pfd., 6.88%	1.73
Deutsche Bank Contingent Capital Trust V, Pfd., 8.05%	1.59
PNC Financial Services Group, Inc. (The), Series P, Pfd., 6.13%	1.55
Wells Fargo & Co., Series Q, Pfd., 5.85%	1.43
JPMorgan Chase & Co., Series DD, Pfd., 5.75%	1.41
JPMorgan Chase & Co., Series Y, Pfd., 6.13%	1.39
Bank of America Corp., Series Y, Pfd., 6.50%	1.27
JPMorgan Chase & Co., Series EE, Pfd., 6.00%	1.15
Bank of America Corp., Series GG, Pfd., 6.00%	1.14
AT&T, Inc., Pfd., 5.35%	1.03
Total	13.69

*	Excluding money market fund holdings.

25

Invesco Preferred ETF (PGX) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—ICE BofAML Core Plus Fixed Rate Preferred Securities Index	8.40%	5.16%	16.28%	6.66%	38.05%	8.63%	128.75%	4.71%	70.36%
S&P U.S. Preferred Stock Index	6.00	4.31	13.50	5.36	29.81	8.11	118.04	5.72	90.39
Fund
NAV Return	8.23	4.85	15.27	6.37	36.19	8.07	117.35	4.08	58.98
Market Price Return	8.37	4.85	15.27	6.38	36.27	8.07	117.34	3.96	56.81

Fund Inception: January 31, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.52% includes the unitary management fee of 0.50% and acquired fund fees and expenses of 0.02%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

-

The Blended-ICE BofAML Core Plus Fixed Rate Preferred Securities Index performance is comprised of the performance of The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index, the Fund’s previous underlying index, from Fund inception through the conversion date, April 1, 2012, followed by the performance of the Index starting from the conversion date through August 31, 2019.

26

BAB	Management’s Discussion of Fund Performance
Invesco Taxable Municipal Bond ETF (BAB)

As an index fund, the Invesco Taxable Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofAML US Taxable Municipal Securities Plus Index (the “Index”). The Fund generally will invest at least 80% of its total assets in taxable municipal securities that comprise the Index. The Index is designed to track the performance of U.S. dollar denominated taxable municipal debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.

Securities eligible for inclusion in the Index must have: (i) at least 18 months to final maturity at the time of issuance, (ii) at least one year remaining term to final maturity, (iii) a fixed coupon schedule, and (iv) an investment grade rating (based on an average of Moody’s Investors Services, Inc., S&P Global Ratings, a division of S&P Global Inc. and Fitch Ratings, Inc. Securities also must have a minimum amount outstanding that varies according to the bond’s initial term to final maturity at time of issuance: maturities between 1-5 years must have at least $10 million outstanding; maturities between 5-10 years must have at least $15 million outstanding; maturities of 10 years or more must have at least $25 million outstanding. The Index excludes Rule 144A securities and securities in default. However, it may include bonds eligible to participate in the Build America Bond program created under the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support of the interest paid.

ICE Data Indices, LLC uses a capitalization weighted methodology, weighting the Index’s constituent bonds using a factor that equals their current amount outstanding multiplied by their market price, plus accrued interest. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 16.39%. On a net asset value (“NAV”) basis, the Fund returned 15.27%. During the same time period, the Index returned 15.13%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the impact of the Fund’s sampling methodology partially offset by fees and operating expenses incurred by the Fund during the period.

During this same time period, ICE BofAML U.S. Corporate Master Index returned 13.20% and Bloomberg Barclays U.S. Aggregate Bond Index returned 10.17% (each, a “Benchmark Index” and, collectively “Benchmark Indices”). The Benchmark Indices are unmanaged indices weighted by market capitalization and based on the average performance of approximately 8,100 securities and 10,800 securities, respectively. These Benchmark Indices were selected for their recognition in the marketplace, and their performance comparisons are a useful measure for investors as broad representations of the market for investment grade corporate debt with at least one year to maturity, and of the market for U.S. investment grade, fixed-rate bonds, respectively.

Relative the ICE BofAML U.S. Corporate Master Index, the majority of the Fund’s outperformance during the period can be attributed to the limited supply of Build America Bonds held by the Benchmark Index.

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the majority of the Fund’s outperformance during the period can be attributed to the limited supply of Build America Bonds held by the Benchmark Index.

For the fiscal year ended August 31, 2019, the State of California contributed most significantly to the Fund’s return, followed by the State of New York and the State of Illinois, respectively. No states detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included California State GO Bonds, 7.60% coupon, due 11/01/2040 (portfolio average weight of 2.41%), and South Carolina State Public Services Authority Rev. Bonds, 6.454% coupon, due 01/01/2050 (portfolio average weight of 1.27%). Positions that detracted most significantly from the Fund’s return included New York City Municipal Water Finance Authority Rev. Ser. 10, 5.44% coupon, due 06/15/2043 (no longer held at fiscal year-end), and North Texas Tollway Authority Rev. Ser. 10B-2, 8.41% coupon, due 02/01/2030 (no longer held at fiscal year-end).

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Ad Valorem Property Tax	15.39
College & University Revenue	13.97
General Fund	13.16
Electric Power Revenue	11.41
Port, Airport & Marina Revenue	10.02
Water Revenue	6.95
Sales Tax Revenue	4.6
Transit Revenue	3.36
Miscellaneous Revenue	3.04
Revenue and Security Types Each Less Than 3%	14.96
Money Market Funds Plus Other Assets Less Liabilities	3.14

27

Invesco Taxable Municipal Bond ETF (BAB) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
California (State of), Series 2010, GO Bonds, 7.60%, 11/01/2040	3.97
University of California, Series 2015 J, Ref. RB, 4.13%, 05/15/2045	2.19
California (State of), Series 2009, GO Bonds, 7.30%, 10/01/2039	1.84
Commonwealth Financing Authority, Series 2019 A, RB, 3.66%, 06/01/2038	1.73
American Municipal Power, Inc. (Combined Hydroelectric), Series 2010 B, RB, 8.08%, 02/15/2050	1.42
California (State of), Series 2009, GO Bonds, 7.50%, 04/01/2034	1.38
University of California, Series 2019 BD, RB, 3.35%, 07/01/2029	1.26
California (State of), Series 2009 B, GO Bonds, 6.51%, 04/01/2039	1.24
Illinois (State of), Series 2010 1, GO Bonds, 5.56%, 02/01/2021	1.18
California (State of), Series 2009, GO Bonds, 7.55%, 04/01/2039	1.14
Total	17.35

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Blended—ICE BofAML US Taxable Municipal Securities Plus Index	15.13%	5.33%	16.86%	6.17%	34.92%	7.80%	108.56%
ICE BofAML U.S. Corporate Master Index	13.20	4.63	14.54	4.52	24.75	5.61	70.67
Bloomberg Barclays U.S. Aggregate Bond Index	10.17	3.09	9.55	3.35	17.89	3.76	43.55
Fund
NAV Return	15.27	5.47	17.34	6.25	35.41	7.80	108.62
Market Price Return	16.39	5.64	17.89	6.29	35.68	7.81	108.75

28

Invesco Taxable Municipal Bond ETF (BAB) (continued)

Fund Inception: November 17, 2009

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Indices performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Indices returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Indices are based on the inception date of the Fund.

-

The Blended-ICE BofAML US Taxable Municipal Securities Plus Index is comprised of the performance of the ICE BofAML Build America Bond Index, the Fund’s previous underlying index, from Fund inception through the conversion date, May 31, 2017, followed by the performance of the Index starting at the conversion date through August 31, 2019.

29

CLTL	Management’s Discussion of Fund Performance
Invesco Treasury Collateral ETF (CLTL)

As an index fund, the Invesco Treasury Collateral ETF (the “Fund”) is passively managed and. The Fund seeks to track the investment results (before fees and expenses) of the ICE U.S. Treasury Short Bond Index (the “Index”). The Fund generally will invest at least 80% of its total assets in components of the Index. The Index is designed to measure the performance of U.S. Treasury Obligations with a maximum remaining maturity of 12 months. “U.S. Treasury Obligations” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. They include U.S. Treasury notes, bills and bonds. The Index includes all publicly-issued, non-convertible U.S. Treasury Obligations that: (i) are issued in U.S. dollars, (ii) have a minimum remaining maturity of at least one month and a maximum remaining maturity of 12 months at the time of rebalance, and (iii) have a minimum amount outstanding of $300 million.

The Index excludes inflation-linked securities, floating rate notes, cash management bills, and any government agency debt issued with or without a government guarantee and Separate Trading of Registered Interest and Principal of Securities. The Index uses a market value-weighted methodology. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 2.41%. On a net asset value (“NAV”) basis, the Fund returned 2.45%. During the same time period, the Index returned 2.55%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended August 31, 2019, the bonds with maturities between 31-60 days duration contributed most significantly to the Fund’s return, followed by the bonds with maturities between 61-90 days duration. The bonds with maturities between 15-30 days duration were the only detractors from the Fund’s return over the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included U.S. Treasury Note, 1.50% coupon, due 10/31/2019 (portfolio average weight of 1.80%), and U.S. Treasury Bill, zero-coupon, due 09/12/2019 (portfolio average weight of 1.49%). Positions that detracted most significantly from the Fund’s return included U.S. Treasury Note, 2.625% coupon, due 07/31/2020 (no longer held at fiscal year-end), and U.S. Treasury Note, 1.50% coupon, due 07/15/2020 (no longer held at fiscal year-end).

Security Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
U.S. Treasury Notes	52.59
U.S. Treasury Bills	48.53
Other Assets Less Liabilities	(1.12)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2019
Security
U.S. Treasury Bills, 1.81%-2.30%, 11/29/2019	3.74
U.S. Treasury Bills, 2.06%, 10/01/2019	3.10
U.S. Treasury Bills, 1.83%, 02/27/2020	2.72
U.S. Treasury Bills, 1.87%-2.37%, 10/03/2019	2.60
U.S. Treasury Bills, 1.83%-2.37%, 10/17/2019	2.60
U.S. Treasury Bills, 1.82%-2.36%, 10/24/2019	2.59
U.S. Treasury Bills, 1.82%-2.38%, 10/31/2019	2.59
U.S. Treasury Notes, 1.50%, 06/15/2020	2.55
U.S. Treasury Notes, 3.63%, 02/15/2020	2.19
U.S. Treasury Notes, 1.50%, 10/31/2019	2.11
Total	26.79

30

Invesco Treasury Collateral ETF (CLTL) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
ICE U.S. Treasury Short Bond Index	2.55%	1.70%	4.53%
Fund
NAV Return	2.45	1.60	4.28
Market Price Return	2.41	1.59	4.25

Fund Inception: January 12, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.08% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

31

VRP	Management’s Discussion of Fund Performance
Invesco Variable Rate Preferred ETF (VRP)

As an index fund, the Invesco Variable Rate Preferred ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index. The Index is a market capitalization-weighted index designed to track the performance of preferred stock, as well as certain types of “hybrid securities” that are functionally equivalent to preferred stocks, that are issued by U.S.-based or foreign issuers and that pay a floating or variable rate dividend or coupon.

Strictly in accordance with its guidelines and mandated procedures, Wells Fargo Securities, LLC (together with Wells Fargo & Company, the “Index Provider”), employs a proprietary methodology to select for the Index issues of preferred stock and hybrid securities that, in the Index Provider’s judgment, are functionally equivalent to preferred stock based on the inclusion of equity features. To be eligible for inclusion in the Index, the preferred stock or hybrid security must: (i) maintain a minimum par value of $100 million outstanding or a minimum of 10 million shares outstanding; (ii) have floating or variable dividends or coupons; (iii) be U.S. dollar-denominated and have a tranche that is offered in the U.S.; and (iv) be U.S. registered (or otherwise exempt from registration in the United States). The Fund considers the traditional preferred stocks and functionally equivalent hybrid securities included in the Index, collectively, to be “Hybrid and Preferred Securities.” The Fund does not purchase all of the Hybrid and Preferred Securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 6.52%. On a net asset value (“NAV”) basis, the Fund returned 6.17%. During the same time period, the Index returned 6.35%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period, partially offset by the impact of the Fund’s sampling methodology.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 6.00%. The Benchmark Index is an unmanaged index weighted by modified market capitalization and based on the average performance of approximately 290 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the primarily fixed-rate preferred stock market.

Relative to the Benchmark Index, the Fund was most overweight in the banking industry and most underweight in the REIT industry during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Benchmark Index’s inclusion of convertible preferred securities, which are excluded from the Fund. Convertible preferred securities underperformed the overall preferred securities market during the reporting period.

For the fiscal year ended August 31, 2019, the banking industry contributed most significantly to the Fund’s return, followed by the insurance industry. The capital goods industry detracted most significantly from the Fund’s return, followed by the other utility industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Bank of America Corp., 5.875%, Series FF, a banks company (portfolio average weight of 1.41%), and JPMorgan Chase & Co, 5.736%, Series I, a banks company (portfolio average weight of 2.71%). Positions that detracted most significantly from the Fund’s return included Bank of America Corp, 6.45%, a banks company (no longer held at fiscal year-end), and General Electric Co., 5.00%, Series D, an industrial conglomerates company (portfolio average weight of 3.17%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Financials	79.73
Energy	9.08
Utilities	3.81
Industrials	3.09
Sector Types Each Less Than 3%	3.28
Money Market Funds Plus Other Assets Less Liabilities	1.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
General Electric Co., series D, 5.00%	2.85
JPMorgan Chase & Co., Series I, 5.74%	2.37
Wells Fargo & Co., Series K, 6.18%	1.9
GMAC Capital Trust I, Series 2, Pfd., 7.94%	1.53
JPMorgan Chase & Co., Series V, 5.00%	1.36
Wachovia Capital Trust III, 5.57%	1.36
Bank of America Corp., Series FF, 5.87%	1.36
Citigroup Capital XIII, Pfd., 8.64%	1.35
JPMorgan Chase & Co., Series FF, 5.00%	1.27
JPMorgan Chase & Co., Series S, 6.75%	1.22
Total	16.57

*	Excluding money market fund holdings.

32

Invesco Variable Rate Preferred ETF (VRP) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index	6.35%	4.87%	15.34%	5.43%	30.26%	5.63%	33.89%
S&P U.S. Preferred Stock Index	6.00	4.31	13.50	5.36	29.81	5.62	33.85
Fund
NAV Return	6.17	4.70	14.78	5.17	28.67	5.36	32.11
Market Price Return	6.52	4.68	14.70	5.18	28.75	5.35	32.02

Fund Inception: May 1, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

33

PVI	Management’s Discussion of Fund Performance
Invesco VRDO Tax-Free Weekly ETF (PVI)

As an index fund, the Invesco VRDO Tax-Free Weekly ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index (the “Index”). The Fund generally will invest at least 80% of its total assets in variable rate demand obligation (“VRDO”) bonds that are exempt from federal income tax with interest rates that reset weekly, which comprise the Index.

Bloomberg Index Services Limited compiles and calculates the Index, which is comprised of municipal securities issued in the primary market as VRDOs. Bonds in the Index must be rated by at least one of the following statistical rating agencies: Moody’s Investors Services, Inc. as A-3 for long-term bonds or Prime-2 for short-term bonds; by S&P Global Ratings, a division of S&P Global Inc. as A- for long-term bonds or A-2 for short-term bonds; and by Fitch Ratings, Inc. as A- for long-term bonds or F-2 for short-term bonds. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 1.38%. On a net asset value (“NAV”) basis, the Fund returned 1.26%. During the same time period, the Index returned 1.46%. The Fund’s performance, on a NAV basis, differed from the return of the Index due to fees and operating expenses incurred by the Fund during the period, which was partially offset by a the impact of the Fund’s sampling methodology.

During this same time period, the Bloomberg Barclays Municipal 1-Year Index (the “Benchmark Index”) returned 2.65%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 3,900 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the market for municipal securities with no more than 1-year duration.

Relative to the Benchmark Index, the Fund was most overweight in the State of Florida and most underweight in the State of Texas during the fiscal year ended August 31, 2019. The Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund having a shorter duration.

For the fiscal year ended August 31, 2019, the State of Florida contributed most significantly to the Fund’s return, followed by the State of California and the State of New York, respectively. There were no detracting states.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Florida State Department of Environmental Protection (Everglades Restoration), 1.31% coupon, due 07/01/2027 (portfolio average weight of 4.28%), and JEA Florida Water & Sewer Systems,

1.35% coupon, due 10/01/2041 (portfolio average weight of 4.18%). There were no detracting positions.

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Health, Hospital, Nursing Home Revenue	26.34
Water Revenue	11.51
College & University Revenue	9.24
Miscellaneous Revenue	8.76
Port, Airport & Marina Revenue	7.85
Sales Tax Revenue	7.56
Highway Tolls Revenue	6.98
Local or GTD Housing	6.89
Ad Valorem Property Tax	4.53
Revenue Types Each Less Than 3%	5.77
Other Assets Less Liabilities	4.57

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2019
Security
Bay Area Toll Authority, Series 2007 G1, VRD RB, 1.03%, 04/01/2047	6.98
Franklin (County of), OH (OhioHealth Corp.), Series 2009 A, Ref. VRD RB, 1.28%, 11/15/2041	4.36
Michigan State University Board of Trustees, Series 2000 A-1, VRD RB, 1.28%, 08/15/2030	4.36
Indianapolis (City of), IN, Series 2008, VRD RB, 1.29%, 05/15/2038	4.36
Massachusetts (Sate of) Health & Educational Facilities Authority (Partners Healthcare), Series 1997 P1, VRD RB, 1.25%, 07/01/2027	4.36
Arizona (State of) Health Facilities Authority (Catholic Healthcare West Loan Program), Series 2005 B, VRD RB, 1.30%, 07/01/2035	4.36
Clark (County of), NV Department of Aviation, Series 2008 D-3, VRD RB, 1.30%, 07/01/2029	4.36
Florida Keys Aqueduct Authority, Series 2008, Ref. VRD RB, 1.30%, 09/01/2035	4.36
JEA Water & Sewer System Revenue, Series 2008 B, VRD RB, 1.28%, 10/01/2041	4.36
Missouri (State of) Health & Educational Facilities Authority (BJC Health System), Series 2008 C, VRD RB, 1.25%, 05/15/2038	4.36
Total	46.22

34

Invesco VRDO Tax-Free Weekly ETF (PVI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index	1.46%	1.10%	3.34%	0.71%	3.59%	0.46%	4.70%	0.71%	8.75%
Bloomberg Barclays Municipal 1-Year Index	2.65	1.44	4.39	1.13	5.79	1.15	12.11	1.65	21.25
Fund
NAV Return	1.26	0.90	2.71	0.50	2.52	0.36	3.69	0.71	8.68
Market Price Return	1.38	0.95	2.88	0.52	2.65	0.37	3.77	0.72	8.80

Fund Inception: November 15, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

-

The Blended-Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index is comprised of the performance of the Thompson Municipal Market Data VRDO Index, the Fund’s previous underlying index, from Fund inception through the conversion date, August 5, 2010, followed by the performance of the Index starting at the conversion date through August 31, 2019.

35

Invesco 1-30 Laddered Treasury ETF (PLW)
August 31, 2019
Schedule of Investments
	Principal Amount	Value
U.S. Treasury Securities-99.77%
U.S. Treasury Bonds-96.72%
8.50%, 02/15/2020	$5,031,200	$ 5,177,518
7.88%, 02/15/2021	4,822,200	5,249,794
7.13%, 02/15/2023	4,532,300	5,399,722
6.25%, 08/15/2023	4,592,800	5,444,711
7.63%, 02/15/2025	4,156,300	5,505,068
6.00%, 02/15/2026	4,368,700	5,593,216
6.63%, 02/15/2027	4,127,800	5,629,529
6.13%, 11/15/2027	4,138,900	5,626,964
5.25%, 02/15/2029	4,347,700	5,787,281
6.25%, 05/15/2030	3,917,300	5,745,960
5.38%, 02/15/2031	12,552,900	17,610,101
4.50%, 02/15/2036	12,902,500	18,136,077
4.75%, 02/15/2037	4,158,100	6,079,191
4.38%, 02/15/2038	4,320,700	6,121,385
3.50%, 02/15/2039	4,838,400	6,201,751
4.63%, 02/15/2040	4,174,800	6,186,450
4.75%, 02/15/2041	4,098,600	6,209,459
3.13%, 02/15/2042	5,167,400	6,328,955
3.13%, 02/15/2043	5,180,800	6,353,057
3.63%, 02/15/2044	4,772,000	6,345,921
2.50%, 02/15/2045	5,834,500	6,474,586
	Principal Amount	Value
U.S. Treasury Bonds-(continued)
2.50%, 02/15/2046	$5,850,900	$ 6,497,927
3.00%, 02/15/2047	5,301,700	6,477,704
3.00%, 02/15/2048	5,318,000	6,518,912
3.00%, 02/15/2049	5,316,000	6,548,336
		173,249,575
U.S. Treasury Notes-3.05%
2.00%, 02/15/2022	5,394,200	5,465,420
Total U.S. Treasury Securities (Cost $169,383,934)		178,714,995
	Shares
Money Market Funds-0.03%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(a) (Cost $41,740)	41,740	41,740
TOTAL INVESTMENTS IN SECURITIES-99.80% (Cost $169,425,674)		178,756,735
OTHER ASSETS LESS LIABILITIES-0.20%		366,776
NET ASSETS-100.00%		$179,123,511

Notes to Schedule of Investments:
(a)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco California AMT-Free Municipal Bond ETF (PWZ)
August 31, 2019
Schedule of Investments
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.20%
California-97.73%
Alameda (City of), CA Corridor Transportation Authority, Series 2016 B, Ref. RB, (INS -AGM)(a)	3.00%	10/01/2034	$2,000	$ 2,098,240
Alameda (City of), CA Corridor Transportation Authority, Series 2016 B, Ref. RB, (INS -AGM)(a)	5.00%	10/01/2035	1,500	1,812,540
Anaheim (City of), CA Public Financing Authority, Series 2014 A, Ref. RB	5.00%	05/01/2039	540	629,278
Bay Area Toll Authority (San Francisco Bay Area), Series 2017 S-7, Ref. RB	4.00%	04/01/2042	3,000	3,377,670
California (State of), Series 2009, GO Bonds	5.50%	11/01/2039	1,000	1,006,470
California (State of), Series 2009, GO Bonds	6.00%	11/01/2039	1,540	1,552,228
California (State of), Series 2012, Ref. GO Bonds	5.00%	02/01/2038	775	843,068
California (State of), Series 2013, GO Bonds	5.00%	04/01/2037	1,160	1,311,612
California (State of), Series 2013, GO Bonds	5.00%	04/01/2043	2,000	2,253,080
California (State of), Series 2013, GO Bonds	5.00%	11/01/2043	1,965	2,251,969
California (State of), Series 2014, GO Bonds	5.00%	10/01/2044	1,000	1,168,880
California (State of), Series 2015, GO Bonds	5.00%	03/01/2045	1,000	1,173,710
California (State of), Series 2015, Ref. GO Bonds	5.00%	08/01/2035	1,500	1,805,535
California (State of), Series 2016, GO Bonds	5.00%	09/01/2046	2,000	2,425,080
California (State of), Series 2016, Ref. GO Bonds	5.00%	09/01/2034	2,585	3,208,243
California (State of), Series 2016, Ref. GO Bonds	5.00%	09/01/2036	1,000	1,235,330
California (State of) (Green Bonds), Series 2014, GO Bonds	5.00%	10/01/2037	1,500	1,758,345
California (State of) Department of Water Resources, Series 2016 AW, Ref. RB	5.00%	12/01/2033	1,000	1,262,130
California (State of) Educational Facilities Authority (Pepperdine University), Series 2016, Ref. RB	5.00%	10/01/2046	1,500	1,789,440
California (State of) Educational Facilities Authority (University of San Francisco), Series 2018 A, RB	5.00%	10/01/2053	2,000	2,431,200
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), Series 2016 B, Ref. RB	5.00%	08/15/2035	500	616,150
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles), Series 2017 A, Ref. RB	5.00%	08/15/2042	1,500	1,810,020
California (State of) Health Facilities Financing Authority (Kaiser Permanente), Series 2017 A-2, RB	5.00%	11/01/2047	1,000	1,572,930
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford), Series 2016 B, RB	5.00%	08/15/2055	1,000	1,194,620
California (State of) Health Facilities Financing Authority (Providence St. Joseph Health), Series 2016 A, Ref. RB	4.00%	10/01/2036	500	562,770
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2011 D, Ref. RB	5.00%	08/15/2035	3,305	3,532,020
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2015 A, Ref. RB	5.00%	08/15/2043	1,000	1,184,010
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2016 B, Ref. RB	4.00%	11/15/2041	685	761,405
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2017 A, Ref. RB	5.00%	11/15/2048	10,000	12,254,900
California (State of) Infrastructure & Economic Development Bank, Series 2016 A, RB	4.00%	10/01/2045	1,000	1,120,360
California (State of) Municipal Finance Authority (Community Medical Centers), Series 2017 A, Ref. RB	4.00%	02/01/2042	1,000	1,101,320
California (State of) Municipal Finance Authority (Eisenhower Medical Centers), Series 2017 A, Ref. RB	5.00%	07/01/2042	1,000	1,181,860
California (State of) Municipal Finance Authority (NorthBay Healthcare Group), Series 2017 A, RB	5.00%	11/01/2047	1,000	1,142,190
California (State of) Municipal Finance Authority (NorthBay Healthcare Group), Series 2017 A, RB	5.25%	11/01/2047	500	582,680
California (State of) Municipal Finance Authority (Orange (County of) Civic Center Infrastructure Improvement Program - Phase I), Series 2017 A, RB	5.00%	06/01/2042	1,000	1,214,850
California (State of) Municipal Finance Authority (Pomona College), Series 2017, Ref. RB	5.00%	01/01/2048	1,000	1,238,750
California (State of) Municipal Finance Authority (UCR North District Phase 1 Student Housing), Series 2019, RB	5.00%	05/15/2049	2,000	2,449,140
California (State of) Public Works Board, Series 2016 C, Ref. RB	5.00%	11/01/2034	670	823,055
California (State of) Statewide Communities Development Authority (Cottage Health System Obligated Group), Series 2015, Ref. RB	5.00%	11/01/2043	1,000	1,148,740
California (State of) Statewide Communities Development Authority (John Muir Health), Series 2016 A, Ref. RB	4.00%	08/15/2046	1,650	1,834,140
California (State of) Statewide Communities Development Authority (John Muir Health), Series 2016 A, Ref. RB	5.00%	08/15/2051	1,000	1,183,220
California (State of) Statewide Communities Development Authority (John Muir Health), Series 2018 A, Ref. RB	5.00%	12/01/2057	850	1,017,867
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco California AMT-Free Municipal Bond ETF (PWZ)—(continued)
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Statewide Communities Development Authority (Kaiser Permanente), Series 2002 E, VRD RB(b)	1.25%	11/01/2036	$5,000	$ 5,000,000
California (State of) Statewide Communities Development Authority (Kaiser Permanente), Series 2012 A, RB	5.00%	04/01/2042	1,000	1,090,320
California (State of) Statewide Communities Development Authority (Marin General Hospital), Series 2018, RB	4.00%	08/01/2045	1,000	1,049,670
California (State of) Statewide Communities Development Authority (Trinity Health Credit Group), Series 2011, Ref. RB	5.00%	12/01/2041	1,045	1,124,274
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments - CHF-Irvine, LLC), Series 2016, Ref. RB	5.00%	05/15/2040	1,000	1,178,800
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments, Phase IV-A - CHF-Irvine, LLC), Series 2017 A, RB	5.00%	05/15/2047	1,500	1,789,215
California Infrastructure & Economic Development Bank (Academy Motion Picture Arts & Sciences Obligated Group), Series 2015 A, Ref. RB	5.00%	11/01/2041	1,000	1,136,340
California State University, Series 2012 A, RB	5.00%	11/01/2037	2,940	3,280,481
California State University, Series 2016 A, Ref. RB	5.00%	11/01/2045	1,500	1,793,835
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2037	500	623,345
California State University, Series 2018 A, Ref. RB	5.00%	11/01/2048	3,000	3,771,870
Centinela Valley Union High School District (Election of 2010), Series 2012 B, GO Bonds(c)	5.00%	08/01/2050	800	897,376
Chabot-Las Positas Community College District (Election of 2016), Series 2017 A, GO Bonds	4.00%	08/01/2047	4,750	5,334,487
Chaffey Joint Union High School District (Election of 2012), Series 2015 B, GO Bonds	5.00%	08/01/2044	2,000	2,341,220
Chula Vista (City of), CA (San Diego Gas & Electric Co.), Series 2004 A, RB	5.88%	02/15/2034	2,500	2,509,150
Coachella Valley Unified School District (2005 Election), Series 2016 E, GO Bonds, (INS -AGM)(a)	4.00%	08/01/2045	1,500	1,655,640
Contra Costa Community College District (Election of 2006), Series 2013, GO Bonds	5.00%	08/01/2038	2,745	3,134,900
East Bay Municipal Utility District, Series 2015 A, Ref. RB	5.00%	06/01/2037	1,500	1,803,705
East Bay Municipal Utility District, Series 2017 A, RB	5.00%	06/01/2042	1,500	1,858,680
East Bay Municipal Utility District, Series 2017 A, RB	5.00%	06/01/2045	2,000	2,465,360
Foothill-Eastern Transportation Corridor Agency, Subseries 2014 B-1, Ref. RB	3.95%	01/15/2053	2,000	2,159,680
Fremont Union High School District, Series 2019 A, GO Bonds	4.00%	08/01/2046	3,000	3,412,230
Inland Valley Development Agency, Series 2014 A, Ref. RB, (INS -AGM)(a)	5.00%	09/01/2044	1,000	1,141,790
Irvine Unified School District (Community Facilities District No. 01-1), Series 2015, Ref. RB, (INS -BAM)(a)	5.00%	09/01/2038	2,600	3,017,508
Jurupa Unified School District, Series 2017 B, GO Bonds	4.00%	08/01/2041	2,000	2,276,820
Long Beach (City of), CA, Series 2015, RB	5.00%	05/15/2045	500	568,250
Long Beach (City of), CA, Series 2017 C, Ref. RB	5.00%	05/15/2047	1,500	1,831,875
Long Beach (City of), CA (Alamitos Bay Marina), Series 2015, RB	5.00%	05/15/2040	500	569,680
Los Angeles (City of), CA, Series 2017 A, RB	5.25%	06/01/2047	1,000	1,246,830
Los Angeles (City of), CA Department of Airports, Series 2010 A, RB	5.00%	05/15/2040	1,000	1,027,140
Los Angeles (City of), CA Department of Airports, Series 2015 C, Ref. RB	5.00%	05/15/2038	2,000	2,369,240
Los Angeles (City of), CA Department of Airports, Series 2017 B, RB	5.00%	05/15/2042	3,500	4,293,065
Los Angeles (City of), CA Department of Water, Series 2011 A, RB	5.00%	07/01/2041	1,250	1,313,525
Los Angeles (City of), CA Department of Water, Series 2016 A, Ref. RB	5.00%	07/01/2046	1,000	1,194,250
Los Angeles (City of), CA Department of Water, Series 2018 A, RB	5.00%	07/01/2048	2,000	2,470,700
Los Angeles (City of), CA Department of Water, Series 2018 B, Ref. RB	5.00%	07/01/2048	5,000	6,241,650
Los Angeles (City of), CA Department of Water & Power, Series 2012 B, RB	5.00%	07/01/2043	2,000	2,212,400
Los Angeles (City of), CA Department of Water & Power, Series 2012 B, RB	5.00%	07/01/2043	4,445	4,914,436
Los Angeles (City of), CA Department of Water & Power, Series 2014 D, RB	5.00%	07/01/2039	1,000	1,166,180
Los Angeles (City of), CA Department of Water & Power, Series 2015 E, RB	5.00%	07/01/2044	1,000	1,164,100
Los Angeles (City of), CA Department of Water & Power, Series 2016 A, Ref. RB	5.00%	07/01/2046	2,500	2,979,025
Los Angeles (City of), CA Department of Water & Power, Series 2016 B, RB	5.00%	07/01/2042	1,500	1,798,290
Los Angeles (City of), CA Department of Water & Power, Series 2017 A, RB	5.00%	07/01/2042	1,500	1,840,320
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2017 A, RB	5.00%	07/01/2041	1,000	1,240,820
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2017 A, RB	5.00%	07/01/2042	5,000	6,194,450
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2019 A, RB	5.00%	07/01/2044	2,000	2,515,440
Los Angeles (County of), CA Public Works Financing Authority, Series 2015 A, RB	5.00%	12/01/2044	2,000	2,339,280
Los Angeles (County of), CA Public Works Financing Authority, Series 2016 D, RB	5.00%	12/01/2045	1,050	1,250,918
Los Angeles (County of), CA Public Works Financing Authority (Multiple Capital Project II), Series 2012, RB	5.00%	08/01/2037	1,130	1,249,712
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco California AMT-Free Municipal Bond ETF (PWZ)—(continued)
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Los Angeles (County of), CA Public Works Financing Authority (Multiple Capital Project II), Series 2012, RB	5.00%	08/01/2042	$2,330	$ 2,574,883
Los Angeles Community College District, Series 2016, Ref. GO Bonds	5.00%	08/01/2036	1,000	1,229,190
Los Angeles Community College District, Series 2016, Ref. GO Bonds	4.00%	08/01/2037	1,215	1,382,026
Los Angeles Community College District (Election of 2008), Series 2017 J, GO Bonds	4.00%	08/01/2041	250	284,993
Los Angeles County Facilities, Inc. (Vermont Corridor County Administration Building), Series 2018 A, RB	5.00%	12/01/2043	5,000	6,242,850
Los Angeles Unified School District (Election 2008), Series 2018 B-1, GO Bonds	5.00%	07/01/2038	1,000	1,251,550
Madera Unified School District, Series 2017, GO Bonds	4.00%	08/01/2046	3,000	3,372,690
Marin (County of), CA Healthcare District (Election 2013), Series 2017 A, GO Bonds	5.00%	08/01/2041	5,000	6,202,800
Morgan Hill Unified School District (Election of 2012), Series 2017 B, GO Bonds	4.00%	08/01/2047	3,000	3,401,670
Mountain View Shoreline Regional Park Community, Series 2018 A, RB, (INS -AGM)(a)	5.00%	08/01/2048	5,000	6,237,800
Orange (County of), CA Local Transportation Authority, Series 2019, RB	5.00%	02/15/2041	3,000	3,851,160
Orange (County of), CA Water District, Series 2017 A, Ref. RB	4.00%	08/15/2041	2,000	2,264,720
Regents of the University of California, Series 2013 AI, RB	5.00%	05/15/2038	1,500	1,695,000
Sacramento (City of), CA, Series 2018 A, RB	5.00%	06/01/2043	4,500	5,538,960
Sacramento (City of), CA (Convention Center Complex), Series 2018 A, RB	5.00%	06/01/2048	6,000	7,321,320
Sacramento (County of), CA Sanitation Districts Financing Authority, Series 2014 A, Ref. RB	5.00%	12/01/2044	1,525	1,760,704
San Diego (City of), CA Association of Governments, Series 2017 A, RB	5.00%	07/01/2042	1,000	1,220,880
San Diego (City of), CA Public Facilities Financing Authority (Capital Improvement), Series 2015 A, RB	5.00%	10/15/2044	1,000	1,192,800
San Diego (City of), CA Public Facilities Financing Authority (Master), Series 2010 A, Ref. RB(d)(e)	5.25%	09/01/2020	700	730,492
San Diego (County of), CA Regional Transportation Commission, Series 2008 C, VRD RB(b)	1.10%	04/01/2038	5,000	5,000,000
San Diego (County of), CA Regional Transportation Commission, Series 2016 A, RB	5.00%	04/01/2048	4,000	4,800,800
San Diego (County of), CA Water Authority, Series 2016 B, Ref. RB	5.00%	05/01/2037	1,000	1,227,500
San Diego Community College District (Election of 2006), Series 2013, GO Bonds	5.00%	08/01/2043	1,000	1,143,440
San Diego Unified School District (Election of 2012), Series 2013 C, GO Bonds	5.00%	07/01/2035	1,000	1,143,200
San Diego Unified School District (Election of 2012), Series 2016 F, GO Bonds	5.00%	07/01/2040	1,000	1,183,130
San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds	5.00%	07/01/2041	13,535	16,738,599
San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds	5.00%	07/01/2047	3,000	3,671,100
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2014 B, RB	5.00%	05/01/2044	2,000	2,287,280
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2016, RB	5.00%	05/01/2046	4,465	5,361,081
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2017 B, RB	5.00%	05/01/2047	2,000	2,427,820
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2018, RB	5.00%	05/01/2048	7,000	8,659,700
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2019, RB	5.00%	05/01/2049	3,000	3,765,450
San Francisco (City of), CA Public Utilities Commission, Series 2011 A, RB	5.00%	11/01/2037	3,000	3,258,060
San Francisco Bay Area Rapid Transit District, Series 2019 F1, GO Bonds	3.00%	08/01/2038	3,500	3,772,790
San Jose (City of), CA Financing Authority (Civic Center), Series 2013 A, Ref. RB	5.00%	06/01/2039	3,000	3,401,580
San Mateo Foster (City of), CA Public Financing Authority (Clean Water Program), Series 2019, RB	4.00%	08/01/2044	5,000	5,779,950
San Rafael City High School District (Election of 2015), Series 2018 B, GO Bonds	4.00%	08/01/2047	5,000	5,685,500
Santa Clara Valley Water District, Series 2016 A, Ref. RB	5.00%	06/01/2046	4,090	4,885,750
Santa Cruz (County of), CA Redevelopment Agency, Series 2015 A, Ref. RB, (INS -AGM)(a)	5.00%	09/01/2035	2,500	3,015,225
Simi Valley Unified School District (Election of 2016), Series 2017 A, GO Bonds	4.00%	08/01/2046	1,000	1,130,410
University of California, Series 2012 G, RB(d)(e)	5.00%	05/15/2022	745	825,572
University of California, Series 2012 G, RB	5.00%	05/15/2037	755	830,908
University of California, Series 2017 AV, RB	5.25%	05/15/2042	2,000	2,508,500
University of California, Series 2018 AZ, Ref. RB	5.00%	05/15/2048	1,500	1,862,415
University of California, Series 2018 O, Ref. RB	5.00%	05/15/2058	1,500	1,842,180
				338,723,745
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco California AMT-Free Municipal Bond ETF (PWZ)—(continued)
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico-0.47%
Puerto Rico (Commonwealth of), Series 2007 A-4, Ref. GO Bonds, (INS -AGM)(a)	5.00%	07/01/2031	$1,100	$ 1,117,523
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority, Series 2008 A, RB, (INS -AGC)(a)	5.13%	07/01/2047	500	513,650
				1,631,173
TOTAL INVESTMENTS IN SECURITIES(f)-98.20%
(Cost $316,572,503)				340,354,918
OTHER ASSETS LESS LIABILITIES-1.80%				6,247,322
NET ASSETS-100.00%				$346,602,240

Investment Abbreviations:
AGC	-Assured Guaranty Corp.
AGM	-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding
VRD	-Variable Rate Demand

Notes to Schedule of Investments:
(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2019.
(c)	Security subject to crossover refunding.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Assured Guaranty Municipal Corp.	5.02%
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco CEF Income Composite ETF (PCEF)
August 31, 2019
Schedule of Investments
	Shares	Value
Closed-End Funds-100.00%
Bonds-42.09%
Aberdeen Asia-Pacific Income Fund, Inc.	3,673,457	$ 15,355,050
BlackRock Core Bond Trust	613,938	8,938,937
BlackRock Credit Allocation Income Trust	1,353,307	18,580,905
BlackRock Income Trust, Inc.	583,845	3,514,747
BlackRock Limited Duration Income Trust(a)	467,927	7,224,793
BlackRock Multi-Sector Income Trust(a)	430,233	7,288,147
BlackRock Taxable Municipal Bond Trust	456,209	11,519,277
Cohen & Steers Limited Duration Preferred and Income Fund, Inc.(a)	254,608	6,444,128
Cohen & Steers Select Preferred and Income Fund, Inc.	77,444	2,277,628
DoubleLine Income Solutions Fund(a)	684,037	13,407,125
DoubleLine Opportunistic Credit Fund	114,209	2,400,673
Eaton Vance Limited Duration Income Fund(a)	1,659,178	20,772,909
Eaton Vance Short Duration Diversified Income Fund	247,391	3,245,770
Eaton Vance Tax-Advantaged Buy-Write Strategy Fund	112,407	1,061,122
First Trust Aberdeen Global Opportunity Income Fund(a)	181,665	1,934,732
First Trust Intermediate Duration Preferred & Income Fund(a)	542,022	12,645,373
Flaherty & Crumrine Dynamic Preferred and Income Fund, Inc.(a)	150,848	3,884,336
Flaherty & Crumrine Preferred Securities Income Fund	296,127	6,082,449
Flaherty & Crumrine Total Return Fund, Inc.(a)	89,199	1,913,319
Franklin Ltd.Duration Income Trust	341,556	3,207,211
Franklin Universal Trust	370,896	2,733,504
Guggenheim Taxable Municipal Managed Duration Trust(a)	112,627	2,813,422
Insight Select Income Fund(a)	122,469	2,439,582
Invesco Bond Fund(a)(b)	104,521	2,070,561
Invesco Senior Income Trust(b)	2,300,168	9,522,696
John Hancock Preferred Income Fund	159,798	3,809,584
John Hancock Preferred Income Fund II(a)	131,893	3,020,350
John Hancock Preferred Income Fund III(a)	206,951	3,954,834
John Hancock Premium Dividend Fund(a)	301,188	5,201,517
MFS Charter Income Trust(a)	598,453	5,015,036
MFS Intermediate Income Trust	1,320,192	5,029,932
MFS Multimarket Income Trust(a)	852,744	4,962,970
Nuveen Credit Strategies Income Fund	1,548,821	11,616,157
Nuveen Floating Rate Income Fund	741,768	7,091,302
Nuveen Global High Income Fund	333,516	5,036,092
Nuveen Preferred & Income Opportunities Fund(a)	914,626	9,091,382
Nuveen Preferred & Income Securities Fund(a)	1,820,198	17,674,123
Nuveen Preferred & Income Term Fund(a)	204,337	4,932,695
Nuveen Taxable Municipal Income Fund	242,713	5,490,168
PIMCO Income Opportunity Fund(a)	101,298	2,676,293
PIMCO Income Strategy Fund	168,292	1,913,480
PIMCO Income Strategy Fund II(a)	393,025	4,059,948
Pioneer Floating Rate Trust(a)	353,749	3,675,452
Putnam Master Intermediate Income Trust(a)	593,814	2,749,359
Putnam Premier Income Trust(a)	928,557	4,912,067
RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.	100,961	1,783,981
	Shares	Value
Bonds-(continued)
TCW Strategic Income Fund, Inc.(a)	425,508	$ 2,455,181
Templeton Global Income Fund	1,731,647	10,545,730
Virtus Global Multi-Sector Income Fund	128,158	1,599,412
Western Asset Global Corporate Defined Opportunity Fund, Inc.(a)	172,417	2,937,986
Western Asset Inflation-Linked Opportunities & Income Fund	883,167	9,882,639
Western Asset Inflation-Linked Securities & Income Fund(a)	422,530	4,931,728
Western Asset Investment Grade Defined Opportunity Trust, Inc.(a)	71,596	1,535,018
Western Asset Premier Bond Fund	106,423	1,452,674
		320,315,486
Bonds/High Yield-28.43%
AllianceBernstein Global High Income Fund, Inc.	1,107,360	12,911,817
AllianzGI Convertible & Income 2024 Target	206,000	1,930,220
Barings Global Short Duration High Yield Fund(a)	181,227	3,153,350
BlackRock Corporate High Yield Fund Inc.	1,550,761	16,298,498
BlackRock Debt Strategies Fund, Inc.(a)	710,268	7,599,867
BlackRock Floating Rate Income Strategies Fund, Inc.	516,421	6,434,606
BlackRock Floating Rate Income Trust	332,005	4,030,541
BNY Mellon High Yield Strategies Fund	842,792	2,562,088
Credit Suisse Asset Management Income Fund, Inc.(a)	668,449	2,078,876
Credit Suisse High Yield Bond Fund(a)	925,371	2,341,189
Eaton Vance Floating-Rate Income Trust	517,939	6,774,642
Eaton Vance Senior Floating-Rate Trust(a)	478,314	6,170,251
Eaton Vance Senior Income Trust	535,391	3,244,469
First Trust High Income Long/Short Fund(a)	495,499	7,313,565
First Trust Senior Floating Rate 2022 Target Term Fund	407,892	3,666,949
First Trust Senior Floating Rate Income Fund II	382,493	4,482,818
Guggenheim Credit Allocation Fund(a)	47,881	948,523
Highland Income Fund	814,171	10,633,073
Invesco High Income 2023 Target Term Fund(b)	187,748	1,961,967
Ivy High Income Opportunities Fund	217,909	2,930,876
KKR Income Opportunities Fund	184,193	2,814,469
Morgan Stanley Emerging Markets Debt Fund, Inc.	289,687	2,682,502
Neuberger Berman High Yield Strategies Fund, Inc.(a)	223,882	2,651,502
New America High Income Fund, Inc. (The)	305,300	2,668,322
Nuveen Floating Rate Income Opportunity Fund(a)	529,863	5,044,296
Nuveen NASDAQ 100 Dynamic Overwrite Fund	308,672	6,803,131
Nuveen Senior Income Fund(a)	501,686	2,844,560
Nuveen Short Duration Credit Opportunities Fund(a)	117,477	1,769,204
PGIM Global High Yield Fund, Inc.(a)	593,658	8,370,578
PGIM Short Duration High Yield Fund, Inc.(a)	478,474	6,909,164
Pioneer Diversified High Income Trust(a)	108,916	1,553,142

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco CEF Income Composite ETF (PCEF)—(continued)
August 31, 2019
	Shares	Value
Bonds/High Yield-(continued)
Pioneer High Income Trust(a)	337,190	$ 3,095,404
Stone Harbor Emerging Markets Total Income Fund	57,283	653,026
Templeton Emerging Markets Income Fund(a)	550,342	5,046,636
Voya Prime Rate Trust(a)	2,116,839	9,843,301
Wells Fargo Income Opportunities Fund	815,246	6,579,035
Wells Fargo Multi-Sector Income Fund(a)	347,274	4,229,797
Western Asset Emerging Markets Debt Fund, Inc.(a)	796,390	10,814,976
Western Asset Global High Income Fund, Inc.(a)	560,359	5,463,500
Western Asset High Income Fund II, Inc.	1,056,187	6,928,587
Western Asset High Income Opportunity Fund, Inc.	1,637,972	8,206,240
Western Asset High Yield Defined Opportunity Fund, Inc.(a)	261,270	3,874,634
		216,314,191
Domestic Equity-2.10%
Guggenheim Strategic Opportunities Fund(a)	211,658	4,214,111
NexPoint Strategic Opportunities Fund	661,956	11,782,817
		15,996,928
Option Income-27.38%
AllianzGI NFJ Dividend Interest & Premium Strategy Fund	1,350,677	16,356,698
BlackRock Energy and Resources Trust(a)	385,453	4,039,547
BlackRock Enhanced Capital and Income Fund, Inc.	409,656	6,341,475
BlackRock Enhanced Equity Dividend Trust(a)	2,170,566	19,209,509
BlackRock Enhanced Global Dividend Trust	875,119	8,996,223
BlackRock Enhanced International Dividend Trust	1,399,748	7,586,634
BlackRock Health Sciences Trust(a)	69,658	2,640,735
BlackRock Resources & Commodities Strategy Trust	1,345,470	10,117,934
Blackrock Science & Technology Trust(a)	151,747	5,012,203
Brookfield Real Assets Income Fund, Inc.	415,015	9,258,985
Cohen & Steers Global Income Builder, Inc.	289,436	2,596,241
Columbia Seligman Premium Technology Growth Fund, Inc.	103,315	2,129,322
Eaton Vance Enhanced Equity Income Fund(a)	310,551	4,639,632
Eaton Vance Enhanced Equity Income Fund II(a)	319,205	5,254,114
Eaton Vance Risk-Managed Diversified Equity Income Fund(a)	491,994	4,565,704
Eaton Vance Tax-Managed Buy-Write Income Fund(a)	169,881	2,619,565
Eaton Vance Tax-Managed Buy-Write Opportunities Fund(a)	499,712	7,260,815
	Shares	Value
Option Income-(continued)
Eaton Vance Tax-Managed Diversified Equity Income Fund(a)	1,154,414	$ 13,575,909
Eaton Vance Tax-Managed Global Buy Write Opportunities Fund	986,985	9,297,399
Eaton Vance Tax-Managed Global Diversified Equity Income Fund(a)	2,800,877	22,687,104
First Trust Dynamic Europe Equity Income Fund	220,596	2,890,844
First Trust Enhanced Equity Income Fund	179,876	2,822,254
GAMCO Natural Resources Gold & Income Trust(a)	242,089	1,375,066
Guggenheim Enhanced Equity Income Fund(a)	320,570	2,484,418
John Hancock Hedged Equity & Income Fund	114,325	1,574,255
Madison Covered Call & Equity Strategy Fund	245,167	1,551,907
Nuveen Dow 30sm Dynamic Overwrite Fund(a)	288,523	5,086,661
Nuveen S&P 500 Buy-Write Income Fund	806,818	10,416,020
Nuveen S&P 500 Dynamic Overwrite Fund(a)	128,065	2,093,863
Voya Asia Pacific High Dividend Equity Income Fund	149,433	1,214,890
Voya Global Advantage and Premium Opportunity Fund	210,664	2,214,079
Voya Global Equity Dividend and Premium Opportunity Fund(a)	1,114,231	7,086,509
Voya Infrastructure Industrials and Materials Fund	247,777	2,777,580
Voya Natural Resources Equity Income Fund	139,570	593,173
		208,367,267
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $757,747,457)		760,993,872
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.48%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(c)(d)	8,437,185	8,437,185
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(c)(d)	2,811,271	2,812,395
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,249,580)		11,249,580
TOTAL INVESTMENTS IN SECURITIES-101.48% (Cost $768,997,037)		772,243,452
OTHER ASSETS LESS LIABILITIES-(1.48)%		(11,284,875)
NET ASSETS-100.00%		$ 760,958,577

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco CEF Income Composite ETF (PCEF)—(continued)
August 31, 2019
Notes to Schedule of Investments:
(a)	All or a portion of this security was out on loan at August 31, 2019.
(b)	The Adviser and the adviser for Invesco Bond Fund, Invesco High Income 2023 Target Term Fund and Invesco Senior Income Trust are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Bond Fund, Invesco High Income 2023 Target Term Fund and Invesco Senior Income Trust are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended August 31, 2019.

	Value August 31, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2019	Dividend Income
Invesco Bond Fund	$ 2,101,543	$ 578,949	$ (840,901)	$ 235,254	$ (4,284)*	$ 2,070,561	$ 98,076
Invesco High Income 2023 Target Term Fund	1,507,127	995,509	(610,697)	71,056	(1,028)	1,961,967	97,419
Invesco Senior Income Trust	9,189,044	2,909,717	(2,187,302)	(231,959)	(156,804)	9,522,696	602,493
Total Investments in Affiliates	$12,797,714	$4,484,175	$ (3,638,900)	$ 74,351	$(162,116)	$13,555,224	$797,988

*	Includes $9,469 of capital gains distributions from affiliated underlying Funds.

(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.56%
Aerospace & Defense-1.68%
Arconic, Inc.
5.87%, 02/23/2022	$2,550,000	$ 2,724,305
5.90%, 02/01/2027	2,604,000	2,906,741
TransDigm, Inc.
6.50%, 07/15/2024	4,032,075	4,178,238
7.50%, 03/15/2027(b)	2,775,000	2,990,063
		12,799,347
Airlines-2.76%
Delta Air Lines, Inc.
3.63%, 03/15/2022	5,122,000	5,265,914
4.37%, 04/19/2028	5,123,000	5,543,693
United Airlines Holdings, Inc., 4.25%, 10/01/2022	9,871,100	10,179,572
		20,989,179
Auto Components-1.74%
Dana, Inc., 5.50%, 12/15/2024	3,551,000	3,639,775
Goodyear Tire & Rubber Co. (The)
5.13%, 11/15/2023(c)	2,888,000	2,934,930
5.00%, 05/31/2026(c)	3,059,000	3,039,881
Tenneco, Inc., 5.00%, 07/15/2026(c)	4,632,000	3,621,668
		13,236,254
Automobiles-0.44%
American Axle & Manufacturing, Inc., 6.25%, 04/01/2025(c)	3,537,000	3,337,973
Banks-0.69%
CIT Group, Inc.
5.00%, 08/15/2022	2,409,000	2,574,233
5.25%, 03/07/2025	2,359,000	2,647,978
		5,222,211
Building Products-0.59%
Griffon Corp., 5.25%, 03/01/2022	1,843,000	1,865,503
Owens Corning, 3.40%, 08/15/2026	2,595,000	2,602,560
		4,468,063
Chemicals-3.71%
Ashland LLC, 4.75%, 08/15/2022	2,848,000	3,003,814
Blue Cube Spinco LLC, 9.75%, 10/15/2023	1,437,000	1,580,700
CF Industries, Inc., 3.45%, 06/01/2023	5,296,000	5,435,656
Chemours Co. (The)
6.62%, 05/15/2023	1,716,000	1,752,465
5.37%, 05/15/2027	1,782,000	1,590,435
Huntsman International LLC
5.13%, 11/15/2022	2,204,000	2,355,935
4.50%, 05/01/2029	2,239,000	2,386,489
Olin Corp., 5.12%, 09/15/2027	1,735,000	1,791,387
PolyOne Corp., 5.25%, 03/15/2023	2,644,000	2,852,215
Scotts Miracle-Gro Co. (The), 6.00%, 10/15/2023	3,003,000	3,120,808
Valvoline, Inc., 4.38%, 08/15/2025	2,288,000	2,322,320
		28,192,224
Commercial Services & Supplies-1.37%
ADT Corp. (The), 3.50%, 07/15/2022	3,694,000	3,717,087
	Principal Amount	Value
Commercial Services & Supplies-(continued)
Covanta Holding Corp.
5.87%, 03/01/2024	$1,360,000	$ 1,400,800
6.00%, 01/01/2027	1,456,000	1,521,520
Pitney Bowes, Inc., 4.63%, 03/15/2024(c)	4,086,000	3,748,905
		10,388,312
Communications Equipment-0.47%
Hughes Satellite Systems Corp.
7.62%, 06/15/2021	1,553,150	1,681,285
6.63%, 08/01/2026(c)	1,757,000	1,897,560
		3,578,845
Construction & Engineering-1.20%
AECOM, 5.12%, 03/15/2027	5,470,000	5,740,874
MasTec, Inc., 4.88%, 03/15/2023	3,354,000	3,421,080
		9,161,954
Construction Materials-0.21%
US Concrete, Inc., 6.38%, 06/01/2024	1,552,000	1,633,480
Consumer Finance-2.51%
Ally Financial, Inc.
8.00%, 03/15/2020	4,196,000	4,323,978
5.75%, 11/20/2025	4,093,000	4,701,834
Credit Acceptance Corp., 6.62%, 03/15/2026(b)	2,450,000	2,656,731
Navient Corp.
8.00%, 03/25/2020	3,451,000	3,563,157
6.75%, 06/15/2026(c)	3,600,000	3,861,000
		19,106,700
Containers & Packaging-2.31%
Ball Corp.
4.00%, 11/15/2023	2,354,000	2,492,298
5.25%, 07/01/2025	2,165,000	2,435,625
Berry Global, Inc., 5.12%, 07/15/2023	4,133,000	4,251,824
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/2023	2,396,000	2,521,790
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/2026	2,451,000	2,579,677
Graphic Packaging International, LLC, 4.75%, 04/15/2021	3,216,000	3,308,460
		17,589,674
Distributors-0.59%
LKQ Corp., 4.75%, 05/15/2023	4,384,000	4,466,200
Diversified Consumer Services-0.49%
Service Corp. International
5.37%, 05/15/2024	1,745,000	1,802,585
5.13%, 06/01/2029	1,769,000	1,901,675
		3,704,260
Diversified Financial Services-0.42%
Washington Prime Group L.P., 6.45%, 08/15/2024(c)	3,300,000	3,187,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)—(continued)
August 31, 2019
	Principal Amount	Value
Diversified Telecommunication Services-1.78%
CenturyLink, Inc.
Series G, 6.87%, 01/15/2028	$5,189,000	$ 5,218,110
Series S, 6.45%, 06/15/2021	4,868,000	5,141,825
Zayo Group LLC/Zayo Capital, Inc., 6.38%, 05/15/2025	3,069,000	3,168,743
		13,528,678
Electric Utilities-0.46%
DPL, Inc., 7.25%, 10/15/2021	3,221,000	3,466,601
Electronic Equipment, Instruments & Components-1.06%
Anixter, Inc., 5.50%, 03/01/2023	3,076,000	3,318,235
CDW LLC/CDW Finance Corp., 5.00%, 09/01/2025	4,564,000	4,783,642
		8,101,877
Energy Equipment & Services-1.70%
Diamond Offshore Drilling, Inc., 7.87%, 08/15/2025(c)	3,733,000	3,454,145
Forum Energy Technologies, Inc., 6.25%, 10/01/2021	1,828,000	1,513,858
Nabors Industries, Inc.
5.50%, 01/15/2023(c)	1,852,480	1,660,285
5.75%, 02/01/2025	1,987,000	1,599,535
Oceaneering International, Inc., 4.65%, 11/15/2024	3,322,000	3,196,794
SESI, LLC, 7.75%, 09/15/2024	2,505,620	1,515,900
		12,940,517
Entertainment-0.60%
Netflix, Inc.
5.50%, 02/15/2022	2,106,000	2,250,788
4.88%, 04/15/2028	2,186,000	2,292,567
		4,543,355
Equity REITs-5.42%
CyrusOne L.P./CyrusOne Finance Corp.
5.00%, 03/15/2024	1,042,000	1,078,470
5.37%, 03/15/2027	1,126,000	1,200,598
Equinix, Inc., 5.37%, 05/15/2027	4,931,000	5,339,435
FelCor Lodging L.P., 6.00%, 06/01/2025	2,870,000	2,995,562
GEO Group, Inc. (The), 6.00%, 04/15/2026	3,719,000	3,235,530
GLP Capital, L.P. / GLP Financing II, Inc.
4.88%, 11/01/2020	1,573,000	1,608,062
5.37%, 04/15/2026	1,530,000	1,683,245
Iron Mountain, Inc., 5.75%, 08/15/2024	5,289,000	5,368,335
MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027	2,667,000	2,853,690
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.87%, 03/15/2025	3,415,000	3,543,062
RHP Hotel Properties L.P./RHP Finance Corp., 5.00%, 04/15/2023	2,668,000	2,748,040
Sabra Health Care L.P., 5.13%, 08/15/2026	2,131,000	2,302,305
SBA Communications Corp., 4.88%, 09/01/2024	3,197,000	3,320,884
Senior Housing Properties Trust, 4.75%, 02/15/2028	3,932,000	3,946,592
		41,223,810
	Principal Amount	Value
Food Products-0.74%
B&G Foods, Inc.
4.63%, 06/01/2021	$1,261,925	$ 1,270,758
5.25%, 04/01/2025	1,296,000	1,319,069
TreeHouse Foods, Inc., 4.87%, 03/15/2022	2,982,000	3,015,548
		5,605,375
Health Care Equipment & Supplies-1.31%
Becton, Dickinson and Co.
2.89%, 06/06/2022	3,437,000	3,494,908
3.70%, 06/06/2027	3,331,000	3,570,615
Teleflex, Inc., 4.63%, 11/15/2027	2,765,000	2,934,025
		9,999,548
Health Care Providers & Services-7.05%
Acadia Healthcare Co., Inc., 5.62%, 02/15/2023	2,642,000	2,711,326
Centene Corp., 6.12%, 02/15/2024	6,835,000	7,171,624
DaVita, Inc., 5.13%, 07/15/2024	6,363,000	6,488,415
Encompass Health Corp., 5.75%, 11/01/2024	3,161,000	3,212,366
HCA, Inc.
7.50%, 02/15/2022	5,038,000	5,654,198
5.37%, 02/01/2025	5,285,000	5,879,562
Magellan Health, Inc., 4.90%, 09/22/2024	3,091,000	3,101,819
Molina Healthcare, Inc., 5.38%, 11/15/2022	4,473,000	4,797,471
Tenet Healthcare Corp.
6.00%, 10/01/2020	3,076,000	3,197,502
5.13%, 05/01/2025	6,465,000	6,497,325
WellCare Health Plans, Inc., 5.25%, 04/01/2025	4,652,000	4,888,322
		53,599,930
Hotels, Restaurants & Leisure-4.84%
Aramark Services, Inc., 4.75%, 06/01/2026	4,895,000	5,029,612
Boyd Gaming Corp., 6.37%, 04/01/2026	2,476,000	2,633,845
Churchill Downs, Inc., 5.50%, 04/01/2027(b)	1,735,000	1,847,775
Cinemark USA, Inc., 4.87%, 06/01/2023	3,251,000	3,324,147
Eldorado Resorts, Inc., 6.00%, 04/01/2025	1,771,000	1,886,115
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/2025	4,198,000	4,344,930
Marriott Ownership Resorts, Inc. / ILG LLC, 6.50%, 09/15/2026	2,029,000	2,199,842
MGM Resorts International
6.00%, 03/15/2023	2,561,000	2,823,502
5.75%, 06/15/2025	2,660,000	2,942,705
Wyndham Destinations, Inc.
4.25%, 03/01/2022	1,543,000	1,585,433
Series J, 5.75%, 04/01/2027	1,479,000	1,584,379
Yum! Brands, Inc., 3.75%, 11/01/2021	6,435,000	6,595,875
		36,798,160
Household Durables-2.92%
Century Communities, Inc.
5.87%, 07/15/2025	565,000	584,605
6.75%, 06/01/2027(b)	1,395,000	1,482,187
KB Home, 7.00%, 12/15/2021	2,197,000	2,391,171

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)—(continued)
August 31, 2019
	Principal Amount	Value
Household Durables-(continued)
Lennar Corp.
4.50%, 11/15/2019	$2,317,260	$ 2,324,444
4.75%, 11/29/2027	2,333,000	2,548,802
PulteGroup, Inc.
4.25%, 03/01/2021	2,129,500	2,180,076
5.50%, 03/01/2026	2,083,000	2,293,904
Tempur Sealy International, Inc., 5.50%, 06/15/2026	2,674,000	2,804,357
Toll Brothers Finance Corp.
4.38%, 04/15/2023	1,435,340	1,503,519
4.88%, 03/15/2027	1,541,000	1,679,690
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.87%, 06/15/2024	2,218,000	2,389,895
		22,182,650
Household Products-0.64%
Spectrum Brands, Inc., 5.75%, 07/15/2025	4,655,000	4,864,475
Independent Power and Renewable Electricity Producers-1.15%
AES Corp. (The), 5.13%, 09/01/2027	3,277,000	3,521,235
NRG Energy, Inc., 6.62%, 01/15/2027	4,819,000	5,222,591
		8,743,826
Insurance-1.06%
CNO Financial Group, Inc., 5.25%, 05/30/2025	200,000	217,875
Genworth Holdings, Inc., 7.63%, 09/24/2021(c)	7,529,000	7,886,627
		8,104,502
Internet & Direct Marketing Retail-1.38%
Expedia Group, Inc.
5.95%, 08/15/2020	2,163,000	2,232,561
3.80%, 02/15/2028	2,325,000	2,464,893
QVC, Inc., 4.38%, 03/15/2023	5,537,000	5,787,178
		10,484,632
IT Services-0.96%
Leidos Holdings, Inc., 4.45%, 12/01/2020	4,674,640	4,777,809
VeriSign, Inc.
4.63%, 05/01/2023	1,194,000	1,216,388
4.75%, 07/15/2027	1,224,000	1,298,970
		7,293,167
Leisure Products-0.68%
Mattel, Inc., 2.35%, 08/15/2021	5,331,000	5,157,743
Machinery-0.87%
Trinity Industries, Inc., 4.55%, 10/01/2024	3,454,000	3,483,377
Wabtec Corp.
4.40%, 03/15/2024	1,400,000	1,500,214
4.95%, 09/15/2028	1,497,000	1,672,124
		6,655,715
Media-5.24%
AMC Networks, Inc.
5.00%, 04/01/2024	1,611,000	1,663,358
4.75%, 08/01/2025	1,600,000	1,640,000
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp.
4.46%, 07/23/2022	5,294,000	5,588,428
4.91%, 07/23/2025	5,191,000	5,740,487
	Principal Amount	Value
Media-(continued)
DISH DBS Corp.
6.75%, 06/01/2021	$3,394,000	$ 3,583,385
7.75%, 07/01/2026	3,967,000	3,907,495
Lamar Media Corp., 5.75%, 02/01/2026	3,453,000	3,673,129
Meredith Corp., 6.87%, 02/01/2026	2,396,000	2,539,760
Nexstar Broadcasting, Inc., 5.88%, 11/15/2022	2,323,160	2,369,623
Sinclair Television Group, Inc., 6.13%, 10/01/2022	3,030,050	3,079,288
TEGNA, Inc., 6.37%, 10/15/2023	2,688,660	2,770,664
Tribune Media Co., 5.88%, 07/15/2022	3,246,000	3,293,684
		39,849,301
Metals & Mining-3.98%
AK Steel Corp.
7.50%, 07/15/2023	1,732,000	1,757,980
7.00%, 03/15/2027(c)	1,973,760	1,667,827
Allegheny Technologies, Inc., 7.87%, 08/15/2023	2,314,000	2,490,443
Cleveland-Cliffs, Inc., 5.88%, 06/01/2027(b)	3,141,000	3,070,328
Commercial Metals Co., 5.75%, 04/15/2026	3,051,000	3,134,902
Freeport-McMoRan, Inc.
3.55%, 03/01/2022	4,104,000	4,124,520
4.55%, 11/14/2024	3,963,000	4,011,785
Kaiser Aluminum Corp., 5.87%, 05/15/2024	1,709,000	1,777,360
Steel Dynamics, Inc.
5.13%, 10/01/2021	2,073,000	2,081,375
5.50%, 10/01/2024	1,995,220	2,061,062
United States Steel Corp., 6.87%, 08/15/2025(c)	4,306,000	4,108,139
		30,285,721
Mortgage REITs-0.70%
Starwood Property Trust, Inc.
5.00%, 12/15/2021	2,544,000	2,645,760
4.75%, 03/15/2025	2,574,000	2,644,785
		5,290,545
Oil, Gas & Consumable Fuels-11.49%
Anadarko Petroleum Corp.
4.85%, 03/15/2021	3,550,000	3,670,839
5.55%, 03/15/2026	3,335,000	3,779,489
Antero Resources Corp., 5.63%, 06/01/2023(c)	4,004,000	3,713,710
Callon Petroleum Co., 6.12%, 10/01/2024	1,260,000	1,228,500
Carrizo Oil & Gas, Inc., 6.25%, 04/15/2023(c)	1,476,000	1,419,174
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/2024	1,500,000	1,734,375
5.87%, 03/31/2025	1,554,000	1,736,595
Chesapeake Energy Corp., 8.00%, 06/15/2027(c)	4,505,000	3,277,433
Continental Resources, Inc.
4.50%, 04/15/2023	2,240,000	2,321,061
4.38%, 01/15/2028	2,250,000	2,311,107
Devon Energy Corp., 5.85%, 12/15/2025	4,731,000	5,670,144
Diamondback Energy, Inc., 4.75%, 11/01/2024	2,120,000	2,191,550
Gulfport Energy Corp., 6.00%, 10/15/2024	1,762,000	1,290,665

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)—(continued)
August 31, 2019
	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Hess Corp., 4.30%, 04/01/2027(c)	$5,771,000	$ 6,046,282
Jagged Peak Energy LLC, 5.87%, 05/01/2026	645,000	650,482
Laredo Petroleum, Inc., 5.63%, 01/15/2022(c)	1,373,000	1,294,052
Matador Resources Co., 5.88%, 09/15/2026	1,201,000	1,169,474
Murphy Oil Corp.
4.20%, 12/01/2022	2,209,000	2,242,135
5.75%, 08/15/2025	2,259,000	2,297,855
Murphy Oil USA, Inc., 6.00%, 08/15/2023	4,367,000	4,484,254
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 06/15/2025	4,902,000	5,096,413
PDC Energy, Inc., 6.12%, 09/15/2024	2,084,000	2,084,000
QEP Resources, Inc.
5.25%, 05/01/2023	1,481,000	1,303,280
5.63%, 03/01/2026(c)	1,475,000	1,202,125
Range Resources Corp.
5.00%, 03/15/2023	1,581,000	1,403,137
4.88%, 05/15/2025(c)	1,703,000	1,404,975
SemGroup Corp./Rose Rock Finance Corp., 5.63%, 07/15/2022	2,443,000	2,366,070
SM Energy Co.
6.12%, 11/15/2022	1,354,000	1,265,990
6.75%, 09/15/2026	1,486,000	1,270,530
Southwestern Energy Co., 6.20%, 01/23/2025	2,671,000	2,350,480
SRC Energy, Inc., 6.25%, 12/01/2025	1,225,000	1,220,406
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
4.25%, 11/15/2023	2,580,660	2,587,112
5.38%, 02/01/2027	4,800,000	4,976,640
Unit Corp., 6.62%, 05/15/2021	1,734,000	1,252,815
Whiting Petroleum Corp.
6.25%, 04/01/2023(c)	1,325,230	1,046,932
6.62%, 01/15/2026(c)	1,394,000	1,015,808
WPX Energy, Inc.
6.00%, 01/15/2022	1,440,000	1,486,800
5.25%, 09/15/2024	1,503,380	1,533,448
		87,396,137
Personal Products-0.33%
Edgewell Personal Care Co., 4.70%, 05/24/2022	2,429,000	2,486,689
Pharmaceuticals-0.38%
Elanco Animal Health, Inc.
4.27%, 08/28/2023	1,300,000	1,362,174
4.90%, 08/28/2028	1,400,000	1,526,863
		2,889,037
Professional Services-1.18%
IHS Markit Ltd.
4.13%, 08/01/2023	1,558,000	1,644,391
4.75%, 08/01/2028	1,600,000	1,812,800
Nielsen Finance LLC/Nielsen Finance Co., 4.50%, 10/01/2020	5,516,000	5,527,308
		8,984,499
	Principal Amount	Value
Real Estate Management & Development-0.58%
Kennedy-Wilson, Inc., 5.88%, 04/01/2024	$2,288,000	$ 2,353,780
Newmark Group, Inc., 6.12%, 11/15/2023	1,900,000	2,064,561
		4,418,341
Semiconductors & Semiconductor Equipment-2.08%
Amkor Technology, Inc., 6.62%, 09/15/2027(b)	3,475,000	3,800,712
Micron Technology, Inc.
4.64%, 02/06/2024	4,030,000	4,298,417
5.33%, 02/06/2029	4,175,000	4,625,361
Qorvo, Inc., 5.50%, 07/15/2026	2,900,000	3,103,058
		15,827,548
Software-1.93%
CDK Global, Inc., 4.88%, 06/01/2027	2,531,000	2,627,785
Citrix Systems, Inc., 4.50%, 12/01/2027	3,147,000	3,393,867
Nuance Communications, Inc., 5.62%, 12/15/2026	2,350,640	2,482,864
Symantec Corp., 4.20%, 09/15/2020	6,083,000	6,172,424
		14,676,940
Specialty Retail-4.36%
Asbury Automotive Group, Inc., 6.00%, 12/15/2024	3,225,000	3,349,969
Gap, Inc. (The), 5.95%, 04/12/2021	6,109,000	6,363,311
Group 1 Automotive, Inc., 5.00%, 06/01/2022	3,606,000	3,646,567
L Brands, Inc.
5.62%, 02/15/2022	3,522,000	3,715,710
5.25%, 02/01/2028	4,016,000	3,674,640
Penske Automotive Group, Inc.
5.75%, 10/01/2022	2,482,000	2,520,719
5.50%, 05/15/2026	2,630,000	2,764,787
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/2025(c)	3,125,000	3,140,625
Signet UK Finance PLC, 4.70%, 06/15/2024(c)	4,581,000	3,985,470
		33,161,798
Technology Hardware, Storage & Peripherals-4.78%
EMC Corp., 3.38%, 06/01/2023	12,288,000	12,189,649
NCR Corp., 6.37%, 12/15/2023	3,990,000	4,124,383
Seagate HDD Cayman
4.75%, 06/01/2023	3,375,000	3,525,882
4.75%, 01/01/2025	3,493,000	3,638,195
Western Digital Corp., 4.75%, 02/15/2026	7,488,000	7,682,314
Xerox Corp., 4.50%, 05/15/2021	5,045,000	5,196,350
		36,356,773
Textiles, Apparel & Luxury Goods-0.42%
Under Armour, Inc., 3.25%, 06/15/2026	3,300,000	3,225,866
Thrifts & Mortgage Finance-0.68%
MGIC Investment Corp., 5.75%, 08/15/2023	2,576,000	2,823,940
Radian Group, Inc., 4.50%, 10/01/2024	2,271,420	2,356,598
		5,180,538
Trading Companies & Distributors-1.56%
H&E Equipment Services, Inc., 5.62%, 09/01/2025	2,019,000	2,122,474

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)—(continued)
August 31, 2019
	Principal Amount	Value
Trading Companies & Distributors-(continued)
United Rentals North America, Inc., 6.50%, 12/15/2026	$5,320,000	$ 5,805,450
WESCO Distribution, Inc., 5.38%, 12/15/2021	3,878,000	3,921,627
		11,849,551
Wireless Telecommunication Services-3.07%
Sprint Capital Corp., 6.88%, 11/15/2028	5,611,000	6,235,224
Sprint Corp., 7.87%, 09/15/2023	5,299,000	5,974,622
T-Mobile USA, Inc.
4.00%, 04/15/2022	5,401,000	5,573,184
6.50%, 01/15/2026	5,178,000	5,579,295
		23,362,325
Total U.S. Dollar Denominated Bonds & Notes (Cost $742,500,595)		749,598,646
	Shares
Money Market Funds-0.04%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $322,733)	322,733	322,733
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.60% (Cost $742,823,328)		749,921,379
	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-6.62%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	38,027,490	$ 38,027,490
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	12,262,300	12,267,205
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $50,294,410)		50,294,695
TOTAL INVESTMENTS IN SECURITIES-105.22% (Cost $793,117,738)		800,216,074
OTHER ASSETS LESS LIABILITIES-(5.22)%		(39,670,102)
NET ASSETS-100.00%		$760,545,972

Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $15,847,796, which represented 2.08% of the Fund’s Net Assets.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-99.50%
Aerospace & Defense-2.60%
Boeing Co. (The)
4.87%, 02/15/2020	$180,000	$ 182,176
3.20%, 03/01/2029	232,000	247,214
General Dynamics Corp.
3.00%, 05/11/2021	115,000	117,240
3.75%, 05/15/2028	130,000	146,666
Huntington Ingalls Industries, Inc., 3.48%, 12/01/2027	119,000	125,640
L3Harris Technologies, Inc.
3.85%, 06/15/2023(b)	75,000	79,296
4.40%, 06/15/2028(b)	75,000	84,911
Lockheed Martin Corp.
2.50%, 11/23/2020	180,000	181,005
3.55%, 01/15/2026	168,000	182,341
Northrop Grumman Corp.
2.55%, 10/15/2022	102,000	103,620
3.25%, 01/15/2028	125,000	132,867
Raytheon Co., 2.50%, 12/15/2022	259,000	262,511
Spirit AeroSystems, Inc., 4.60%, 06/15/2028	100,000	109,955
United Technologies Corp.
3.10%, 06/01/2022	207,000	213,686
4.13%, 11/16/2028	200,000	228,971
		2,398,099
Air Freight & Logistics-0.97%
C.H. Robinson Worldwide, Inc., 4.20%, 04/15/2028	144,000	161,310
FedEx Corp.
4.00%, 01/15/2024	141,000	151,877
3.25%, 04/01/2026	155,000	162,251
United Parcel Service, Inc.
3.13%, 01/15/2021	202,000	205,283
3.05%, 11/15/2027	200,000	211,086
		891,807
Airlines-0.24%
Southwest Airlines Co., 2.65%, 11/05/2020	217,000	218,451
Auto Components-0.32%
BorgWarner, Inc., 3.38%, 03/15/2025	126,000	132,147
Lear Corp., 5.25%, 01/15/2025	160,000	165,608
		297,755
Automobiles-1.22%
Ford Motor Credit Co. LLC
5.88%, 08/02/2021	260,000	273,749
4.13%, 08/04/2025	305,000	307,622
General Motors Financial Co., Inc.
3.20%, 07/06/2021	270,000	273,400
4.35%, 01/17/2027	262,000	271,670
		1,126,441
Banks-7.39%
Bank of America Corp.
3.30%, 01/11/2023	403,000	419,194
3.25%, 10/21/2027	400,000	422,394
BB&T Corp., 2.45%, 01/15/2020	151,000	151,121
	Principal Amount	Value
Banks-(continued)
Branch Banking & Trust Co., 3.62%, 09/16/2025	$150,000	$ 159,840
Citigroup, Inc.
4.50%, 01/14/2022	374,000	394,741
4.45%, 09/29/2027	360,000	396,413
Citizens Bank, N.A.
2.45%, 12/04/2019	100,000	100,040
3.75%, 02/18/2026	125,000	135,080
Comerica, Inc.
3.70%, 07/31/2023	69,000	72,987
4.00%, 02/01/2029	75,000	83,550
Fifth Third Bank
2.25%, 06/14/2021	150,000	150,612
3.95%, 07/28/2025	100,000	109,746
First Horizon National Corp., 3.50%, 12/15/2020	105,000	106,319
First Republic Bank, 2.50%, 06/06/2022	150,000	151,210
Huntington Bancshares, Inc.
3.15%, 03/14/2021	92,000	93,359
4.00%, 05/15/2025	90,000	97,306
JPMorgan Chase & Co.
4.50%, 01/24/2022	419,000	443,592
2.95%, 10/01/2026	495,000	513,800
KeyBank N.A., 3.30%, 06/01/2025	100,000	105,871
KeyCorp, 5.10%, 03/24/2021	105,000	109,736
Manufacturers and Traders Trust Co.
2.62%, 01/25/2021	150,000	151,376
2.90%, 02/06/2025	100,000	103,916
People’s United Financial, Inc., 3.65%, 12/06/2022	130,000	134,611
PNC Bank, N.A.
2.15%, 04/29/2021	250,000	250,764
4.05%, 07/26/2028	175,000	196,042
Regions Financial Corp., 3.20%, 02/08/2021	212,000	214,936
SunTrust Bank, 3.20%, 04/01/2024	135,000	141,417
SunTrust Banks, Inc., 4.00%, 05/01/2025	130,000	141,743
U.S. Bancorp,Series V, 2.38%, 07/22/2026	192,000	195,696
U.S. Bank NA, 2.13%, 10/28/2019	156,000	155,980
Wells Fargo & Co.
2.62%, 07/22/2022	414,000	421,133
3.00%, 04/22/2026	470,000	487,006
		6,811,531
Beverages-1.61%
Coca-Cola Co. (The)
3.30%, 09/01/2021	248,000	255,266
2.87%, 10/27/2025	253,000	266,757
Constellation Brands, Inc.
4.25%, 05/01/2023	75,000	80,395
3.60%, 02/15/2028	80,000	85,117
Keurig Dr Pepper, Inc.
4.06%, 05/25/2023	75,000	79,689
4.60%, 05/25/2028	75,000	84,860
Molson Coors Brewing Co.
2.10%, 07/15/2021	85,000	84,997
3.00%, 07/15/2026	85,000	86,094

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)—(continued)
August 31, 2019
	Principal Amount	Value
Beverages-(continued)
PepsiCo, Inc.
2.75%, 03/01/2023	$240,000	$ 247,796
3.00%, 10/15/2027	200,000	214,662
		1,485,633
Biotechnology-1.91%
AbbVie, Inc.
2.50%, 05/14/2020	205,000	205,360
3.60%, 05/14/2025	202,000	210,769
Amgen, Inc.
3.87%, 11/15/2021	177,000	183,092
2.60%, 08/19/2026	204,000	206,493
Biogen, Inc.
2.90%, 09/15/2020	113,000	113,706
4.05%, 09/15/2025	107,000	116,266
Celgene Corp.
2.88%, 08/15/2020	190,000	191,173
3.87%, 08/15/2025	145,000	157,368
Gilead Sciences, Inc.
2.55%, 09/01/2020	176,000	176,969
3.65%, 03/01/2026	184,000	197,991
		1,759,187
Building Products-0.24%
Fortune Brands Home & Security, Inc.
4.00%, 09/21/2023	41,000	43,614
4.00%, 06/15/2025	44,000	46,820
Masco Corp., 4.38%, 04/01/2026	120,000	129,578
		220,012
Capital Markets-4.10%
Ameriprise Financial, Inc.
4.00%, 10/15/2023	115,000	123,664
2.88%, 09/15/2026	125,000	129,551
Bank of New York Mellon Corp. (The)
2.20%, 08/16/2023	189,000	190,571
3.85%, 04/28/2028	170,000	193,183
BlackRock, Inc.
3.50%, 03/18/2024	153,000	164,907
3.20%, 03/15/2027	165,000	176,927
Charles Schwab Corp. (The)
4.45%, 07/22/2020	135,000	137,828
3.20%, 03/02/2027	135,000	143,175
CME Group, Inc.
3.00%, 09/15/2022	110,000	113,915
3.00%, 03/15/2025	115,000	121,195
E*TRADE Financial Corp., 2.95%, 08/24/2022	150,000	153,147
Goldman Sachs Group, Inc. (The)
5.75%, 01/24/2022	250,000	270,845
3.50%, 11/16/2026	270,000	282,947
Jefferies Group LLC, 6.87%, 04/15/2021	70,000	74,683
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.85%, 01/15/2027	75,000	80,290
Morgan Stanley
3.63%, 01/20/2027	250,000	267,641
Series F, 3.87%, 04/29/2024	229,000	245,860
Nasdaq, Inc.
4.25%, 06/01/2024	55,000	59,938
3.85%, 06/30/2026	55,000	59,711
	Principal Amount	Value
Capital Markets-(continued)
Northern Trust Corp.
3.45%, 11/04/2020	$105,000	$ 106,828
3.95%, 10/30/2025	100,000	109,932
Raymond James Financial, Inc., 3.62%, 09/15/2026	135,000	142,453
State Street Corp.
2.55%, 08/18/2020	121,000	121,719
3.55%, 08/18/2025	135,000	145,360
TD Ameritrade Holding Corp.
2.95%, 04/01/2022	80,000	81,945
3.30%, 04/01/2027	77,000	81,726
		3,779,941
Chemicals-2.51%
Celanese US Holdings LLC, 4.62%, 11/15/2022	125,000	133,198
DowDuPont Inc.
4.21%, 11/15/2023	235,000	253,273
4.72%, 11/15/2028	220,000	254,546
Eastman Chemical Co.
3.60%, 08/15/2022	67,000	69,163
3.80%, 03/15/2025	80,000	84,060
Ecolab, Inc.
4.35%, 12/08/2021	92,000	96,757
2.70%, 11/01/2026	100,000	103,779
LYB International Finance II B.V., 3.50%, 03/02/2027	165,000	170,481
LyondellBasell Industries N.V., 5.75%, 04/15/2024	150,000	170,209
Mosaic Co. (The)
4.25%, 11/15/2023	80,000	84,537
4.05%, 11/15/2027	76,000	79,352
PPG Industries, Inc.
3.60%, 11/15/2020	95,000	96,769
3.75%, 03/15/2028(c)	95,000	104,178
Praxair, Inc.
2.45%, 02/15/2022	150,000	152,008
3.20%, 01/30/2026	150,000	160,131
Sherwin-Williams Co. (The)
2.25%, 05/15/2020	85,000	84,947
3.45%, 06/01/2027	85,000	90,018
Westlake Chemical Corp., 3.60%, 08/15/2026	121,000	125,769
		2,313,175
Commercial Services & Supplies-0.62%
Cintas Corp. No. 2
2.90%, 04/01/2022	50,000	51,113
3.70%, 04/01/2027	55,000	60,459
Republic Services, Inc.
3.55%, 06/01/2022	90,000	93,207
3.95%, 05/15/2028	86,000	96,490
Waste Management, Inc.
2.95%, 06/15/2024	135,000	140,491
3.45%, 06/15/2029	115,000	125,891
		567,651
Communications Equipment-0.75%
Cisco Systems, Inc.
4.45%, 01/15/2020	248,000	250,113
2.50%, 09/20/2026	256,000	265,816

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)—(continued)
August 31, 2019
	Principal Amount	Value
Communications Equipment-(continued)
Juniper Networks, Inc., 4.50%, 03/15/2024	$96,000	$ 104,485
Motorola Solutions, Inc., 4.00%, 09/01/2024	65,000	69,205
		689,619
Construction & Engineering-0.17%
Fluor Corp., 3.50%, 12/15/2024	160,000	161,916
Construction Materials-0.12%
Martin Marietta Materials, Inc., 3.50%, 12/15/2027(c)	105,000	108,492
Consumer Finance-1.14%
American Express Co., 2.50%, 08/01/2022	200,000	202,883
American Express Credit Corp., 3.30%, 05/03/2027	165,000	178,407
Capital One Financial Corp.
2.50%, 05/12/2020	196,000	196,372
4.20%, 10/29/2025	202,000	216,114
Discover Bank
3.10%, 06/04/2020	125,000	125,671
3.45%, 07/27/2026	125,000	130,696
		1,050,143
Containers & Packaging-0.73%
Avery Dennison Corp., 4.87%, 12/06/2028	105,000	119,774
International Paper Co.
3.65%, 06/15/2024	111,000	117,834
3.00%, 02/15/2027(c)	122,000	124,874
Packaging Corp. of America
4.50%, 11/01/2023	59,000	63,569
3.40%, 12/15/2027	65,000	67,875
WRKCo Inc., 4.90%, 03/15/2029	154,000	176,014
		669,940
Diversified Consumer Services-0.12%
Block Financial LLC, 4.13%, 10/01/2020	110,000	111,834
Diversified Financial Services-1.46%
AXA Equitable Holdings, Inc.
3.90%, 04/20/2023	140,000	147,117
4.35%, 04/20/2028	140,000	150,402
Berkshire Hathaway, Inc.
2.75%, 03/15/2023	399,000	411,982
3.13%, 03/15/2026	361,000	382,922
Voya Financial, Inc., 3.65%, 06/15/2026	236,000	250,675
		1,343,098
Diversified Telecommunication Services-1.71%
AT&T, Inc.
2.45%, 06/30/2020	380,000	380,736
3.40%, 05/15/2025	377,000	395,327
Verizon Communications, Inc.
5.15%, 09/15/2023	333,000	374,483
4.33%, 09/21/2028	370,000	425,027
		1,575,573
Electric Utilities-3.75%
American Electric Power Co., Inc., 3.20%, 11/13/2027	140,000	147,693
Avangrid, Inc., 3.80%, 06/01/2029	150,000	163,695
Consolidated Edison Co. of New York, Inc.,Series D, 4.00%, 12/01/2028	115,000	130,881
	Principal Amount	Value
Electric Utilities-(continued)
Duke Energy Corp.
3.75%, 04/15/2024	$168,000	$ 178,640
2.65%, 09/01/2026	207,000	209,647
Edison International, 4.13%, 03/15/2028	125,000	130,547
Entergy Corp.
4.00%, 07/15/2022	105,000	110,087
2.95%, 09/01/2026	113,000	115,388
Eversource Energy,Series K, 2.75%, 03/15/2022	100,000	101,687
Exelon Corp., 3.95%, 06/15/2025	165,000	177,655
Exelon Generation Co. LLC, 2.95%, 01/15/2020	167,000	167,332
FirstEnergy Corp.
Series B, 4.25%, 03/15/2023	75,000	79,740
Series B, 3.90%, 07/15/2027	100,000	107,589
Interstate Power and Light Co., 3.25%, 12/01/2024	126,000	132,223
NextEra Energy Capital Holdings, Inc.
2.90%, 04/01/2022	165,000	168,597
3.55%, 05/01/2027	145,000	155,086
NSTAR Electric Co., 3.20%, 05/15/2027	100,000	106,227
Ohio Power Co.,Series M, 5.37%, 10/01/2021	131,000	139,718
PPL Capital Funding, Inc.
3.40%, 06/01/2023	96,000	99,262
3.10%, 05/15/2026	125,000	128,315
Southern California Edison Co.,Series C, 3.50%, 10/01/2023	115,000	119,800
Southern Co. (The)
2.35%, 07/01/2021	170,000	170,621
3.25%, 07/01/2026	179,000	185,473
Xcel Energy, Inc.
4.70%, 05/15/2020	113,000	113,611
3.30%, 06/01/2025	110,000	115,454
		3,454,968
Electrical Equipment-0.30%
Emerson Electric Co.
2.63%, 02/15/2023	135,000	139,618
3.15%, 06/01/2025	130,000	136,847
		276,465
Electronic Equipment, Instruments & Components-1.37%
Amphenol Corp.
4.00%, 02/01/2022	60,000	62,280
4.35%, 06/01/2029	65,000	73,376
Arrow Electronics, Inc., 3.88%, 01/12/2028	200,000	206,754
Avnet, Inc., 4.62%, 04/15/2026	160,000	174,562
Flex Ltd.
5.00%, 02/15/2023	95,000	101,784
4.75%, 06/15/2025	100,000	107,363
Jabil, Inc.
4.70%, 09/15/2022	70,000	73,600
3.95%, 01/12/2028	80,000	80,950
Keysight Technologies, Inc., 4.60%, 04/06/2027	85,000	93,651
Tech Data Corp.
3.70%, 02/15/2022	95,000	97,466
4.95%, 02/15/2027	94,000	100,571
Trimble, Inc., 4.90%, 06/15/2028	80,000	87,751
		1,260,108

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)—(continued)
August 31, 2019
	Principal Amount	Value
Energy Equipment & Services-0.96%
Halliburton Co.
3.50%, 08/01/2023	$110,000	$ 114,663
3.80%, 11/15/2025	112,000	118,811
National Oilwell Varco, Inc., 2.60%, 12/01/2022	184,000	184,213
Patterson-UTI Energy, Inc., 3.95%, 02/01/2028	90,000	89,505
Schlumberger Investment S.A., 3.65%, 12/01/2023	361,000	381,830
		889,022
Entertainment-0.99%
Activision Blizzard, Inc.
2.30%, 09/15/2021	75,000	75,043
3.40%, 09/15/2026	75,000	79,130
Electronic Arts, Inc., 3.70%, 03/01/2021	120,000	122,448
TWDC Enterprises 18 Corp.
2.35%, 12/01/2022	225,000	228,047
2.95%, 06/15/2027(c)	175,000	188,451
Viacom, Inc., 4.25%, 09/01/2023	208,000	222,168
		915,287
Equity REITs-4.76%
Alexandria Real Estate Equities, Inc.
4.00%, 01/15/2024	50,000	53,783
3.45%, 04/30/2025	50,000	52,649
American Homes 4 Rent, 4.25%, 02/15/2028	70,000	76,090
American Tower Corp.
3.50%, 01/31/2023	100,000	103,980
3.80%, 08/15/2029	100,000	108,129
AvalonBay Communities, Inc., 3.45%, 06/01/2025	150,000	160,024
Boston Properties L.P.
4.13%, 05/15/2021	85,000	87,627
3.65%, 02/01/2026	85,000	90,567
Brixmor Operating Partnership L.P.
3.88%, 08/15/2022	54,000	56,368
3.85%, 02/01/2025	55,000	57,840
Camden Property Trust, 3.15%, 07/01/2029	105,000	111,262
CBRE Services, Inc., 4.87%, 03/01/2026	139,000	154,643
Crown Castle International Corp.
5.25%, 01/15/2023	95,000	103,992
3.65%, 09/01/2027	105,000	111,515
Digital Realty Trust L.P.
3.95%, 07/01/2022	75,000	78,574
3.70%, 08/15/2027	75,000	79,986
ERP Operating L.P.
4.62%, 12/15/2021	85,000	89,487
2.85%, 11/01/2026	90,000	93,375
Essex Portfolio L.P., 3.50%, 04/01/2025	114,000	120,029
HCP, Inc., 3.88%, 08/15/2024	75,000	80,657
Healthcare Trust of America Holdings, L.P., 3.75%, 07/01/2027	71,000	74,878
Hospitality Properties Trust, 5.00%, 08/15/2022	113,000	118,767
Host Hotels & Resorts L.P., 4.00%, 06/15/2025	165,000	174,715
Hudson Pacific Properties L.P., 4.65%, 04/01/2029	65,000	73,099
Kimco Realty Corp.
3.40%, 11/01/2022	55,000	56,984
3.30%, 02/01/2025	60,000	62,313
LifeStorage L.P., 3.50%, 07/01/2026	65,000	67,393
	Principal Amount	Value
Equity REITs-(continued)
Mid-America Apartments L.P., 3.60%, 06/01/2027	$110,000	$ 118,008
Omega Healthcare Investors, Inc.
4.37%, 08/01/2023	50,000	52,722
5.25%, 01/15/2026	45,000	49,826
Prologis L.P.
4.25%, 08/15/2023	80,000	86,590
3.75%, 11/01/2025	80,000	87,893
Public Storage
2.37%, 09/15/2022	85,000	86,113
3.09%, 09/15/2027	85,000	90,212
Realty Income Corp.
3.25%, 10/15/2022	53,000	54,968
4.13%, 10/15/2026	55,000	61,186
Regency Centers, L.P., 3.60%, 02/01/2027	97,000	103,157
Simon Property Group L.P.
4.38%, 03/01/2021	122,000	125,577
3.38%, 10/01/2024	120,000	127,537
SL Green Operating Partnership L.P., 3.25%, 10/15/2022	102,000	104,282
Ventas Realty L.P., 4.40%, 01/15/2029	95,000	106,807
VEREIT Operating Partnership, L.P.
4.60%, 02/06/2024	58,000	62,704
4.87%, 06/01/2026	60,000	67,196
Welltower, Inc.
3.95%, 09/01/2023	95,000	101,261
4.00%, 06/01/2025	105,000	112,851
Weyerhaeuser Co.
4.62%, 09/15/2023	85,000	92,288
4.00%, 11/15/2029	90,000	99,613
WP Carey, Inc., 4.60%, 04/01/2024	93,000	100,077
		4,389,594
Food & Staples Retailing-2.58%
Costco Wholesale Corp.
1.70%, 12/15/2019	223,000	222,694
3.00%, 05/18/2027	219,000	233,729
Kroger Co. (The)
6.15%, 01/15/2020	180,000	182,473
2.65%, 10/15/2026	200,000	200,030
Sysco Corp.
2.60%, 10/01/2020	135,000	135,554
3.30%, 07/15/2026	140,000	147,368
Walgreens Boots Alliance, Inc.
2.70%, 11/18/2019	199,000	199,076
3.80%, 11/18/2024	173,000	183,508
Walmart, Inc.
3.40%, 06/26/2023	375,000	397,231
3.70%, 06/26/2028	425,000	477,572
		2,379,235
Food Products-2.99%
Archer-Daniels-Midland Co., 2.50%, 08/11/2026	327,000	335,536
Bunge Ltd. Finance Corp.
3.50%, 11/24/2020	120,000	121,649
3.25%, 08/15/2026	133,000	132,923
Campbell Soup Co.
3.65%, 03/15/2023	80,000	83,371
4.15%, 03/15/2028	80,000	86,406

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)—(continued)
August 31, 2019
	Principal Amount	Value
Food Products-(continued)
Conagra Brands, Inc.
3.80%, 10/22/2021	$75,000	$ 77,183
4.85%, 11/01/2028	72,000	82,521
General Mills, Inc.
3.15%, 12/15/2021	125,000	127,685
4.20%, 04/17/2028	120,000	135,320
Hershey Co. (The)
3.38%, 05/15/2023	68,000	71,535
2.30%, 08/15/2026	85,000	86,426
Ingredion, Inc., 3.20%, 10/01/2026	121,000	124,358
JM Smucker Co. (The)
3.50%, 10/15/2021	75,000	77,173
3.50%, 03/15/2025	75,000	78,884
Kellogg Co.
4.00%, 12/15/2020	103,000	105,398
3.25%, 04/01/2026	105,000	110,570
Kraft Heinz Foods Co.
3.50%, 06/06/2022	171,000	175,108
3.95%, 07/15/2025	170,000	176,509
McCormick & Co., Inc.
2.70%, 08/15/2022	60,000	60,993
3.40%, 08/15/2027	60,000	63,619
Mondelez International, Inc.
4.00%, 02/01/2024	143,000	153,396
4.12%, 05/07/2028(c)	145,000	163,107
Tyson Foods, Inc., 3.95%, 08/15/2024	115,000	124,038
		2,753,708
Gas Utilities-0.23%
Atmos Energy Corp., 3.00%, 06/15/2027	115,000	121,187
National Fuel Gas Co., 3.75%, 03/01/2023	90,000	93,061
		214,248
Health Care Equipment & Supplies-1.39%
Abbott Laboratories
2.90%, 11/30/2021	150,000	152,999
3.75%, 11/30/2026	148,000	162,950
Baxter International, Inc., 2.60%, 08/15/2026	135,000	138,094
Boston Scientific Corp.
3.45%, 03/01/2024	70,000	73,598
4.00%, 03/01/2028	70,000	77,094
Danaher Corp.
2.40%, 09/15/2020	105,000	105,235
3.35%, 09/15/2025	99,000	105,913
Edwards Lifesciences Corp., 4.30%, 06/15/2028	99,000	112,505
Stryker Corp.
2.62%, 03/15/2021	96,000	96,796
3.50%, 03/15/2026	96,000	103,044
Zimmer Biomet Holdings, Inc.
2.70%, 04/01/2020	74,000	74,167
3.55%, 04/01/2025	75,000	79,016
		1,281,411
Health Care Providers & Services-4.05%
AmerisourceBergen Corp.
3.50%, 11/15/2021	175,000	179,265
3.45%, 12/15/2027	180,000	187,631
Anthem, Inc.
3.13%, 05/15/2022	175,000	179,325
3.65%, 12/01/2027	175,000	185,935
	Principal Amount	Value
Health Care Providers & Services-(continued)
Cardinal Health, Inc.
2.62%, 06/15/2022	$171,000	$ 172,146
3.41%, 06/15/2027	185,000	187,380
Cigna Corp.
3.75%, 07/15/2023	120,000	126,219
4.37%, 10/15/2028	123,000	137,617
CVS Health Corp.
3.70%, 03/09/2023	223,000	233,213
4.30%, 03/25/2028	250,000	272,845
HCA, Inc.
5.00%, 03/15/2024	150,000	163,991
5.25%, 06/15/2026	148,000	167,249
Humana, Inc.
3.15%, 12/01/2022	125,000	128,350
3.95%, 03/15/2027	128,000	137,068
Laboratory Corp. of America Holdings
4.62%, 11/15/2020	75,000	76,727
3.60%, 02/01/2025	75,000	78,884
McKesson Corp.
3.80%, 03/15/2024	215,000	226,008
3.95%, 02/16/2028	220,000	235,113
Quest Diagnostics, Inc.
4.70%, 04/01/2021	70,000	72,597
3.50%, 03/30/2025	68,000	71,508
UnitedHealth Group, Inc.
2.70%, 07/15/2020	243,000	244,637
3.75%, 07/15/2025	250,000	272,156
		3,735,864
Hotels, Restaurants & Leisure-1.87%
Carnival Corp., 3.95%, 10/15/2020	220,000	224,102
Darden Restaurants, Inc., 3.85%, 05/01/2027	128,000	136,826
Las Vegas Sands Corp.
3.20%, 08/08/2024	150,000	153,228
3.50%, 08/18/2026	150,000	153,366
Marriott International, Inc.
2.30%, 01/15/2022	95,000	95,110
Series R, 3.12%, 06/15/2026	95,000	96,994
McDonald’s Corp.
2.63%, 01/15/2022	200,000	203,299
3.70%, 01/30/2026	195,000	211,753
Royal Caribbean Cruises Ltd.
5.25%, 11/15/2022	80,000	87,209
3.70%, 03/15/2028	90,000	93,673
Starbucks Corp.
3.10%, 03/01/2023	125,000	129,541
3.80%, 08/15/2025	125,000	135,645
		1,720,746
Household Durables-0.95%
DR Horton, Inc., 4.00%, 02/15/2020	134,000	134,851
Leggett & Platt, Inc., 3.50%, 11/15/2027	105,000	107,333
Mohawk Industries, Inc., 3.85%, 02/01/2023	140,000	146,978
Newell Brands, Inc.
3.85%, 04/01/2023	81,000	83,443
4.20%, 04/01/2026	85,000	88,257
NVR, Inc., 3.95%, 09/15/2022	100,000	103,988
Whirlpool Corp., 4.75%, 02/26/2029	190,000	213,971
		878,821

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)—(continued)
August 31, 2019
	Principal Amount	Value
Household Products-1.43%
Clorox Co. (The)
3.05%, 09/15/2022	$69,000	$ 70,954
3.50%, 12/15/2024	70,000	74,879
Colgate-Palmolive Co., 3.25%, 03/15/2024	258,000	275,242
Kimberly-Clark Corp., 3.95%, 11/01/2028	245,000	280,937
Procter & Gamble Co. (The)
2.15%, 08/11/2022	293,000	296,625
2.45%, 11/03/2026	307,000	318,303
		1,316,940
Industrial Conglomerates-1.75%
3M Co.
3.25%, 02/14/2024	175,000	184,955
2.88%, 10/15/2027	179,000	188,660
Carlisle Cos., Inc., 3.75%, 12/01/2027	95,000	100,425
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/2020	325,000	322,880
3.37%, 11/15/2025	330,000	334,552
Honeywell International, Inc.
1.85%, 11/01/2021	180,000	179,841
2.50%, 11/01/2026	176,000	181,172
Roper Technologies, Inc.
3.00%, 12/15/2020	60,000	60,610
3.80%, 12/15/2026	60,000	65,078
		1,618,173
Insurance-6.74%
Aflac, Inc.
3.63%, 06/15/2023	140,000	148,159
3.63%, 11/15/2024	140,000	149,739
Allstate Corp. (The)
3.15%, 06/15/2023	135,000	140,956
3.28%, 12/15/2026	140,000	151,360
American International Group, Inc.
4.87%, 06/01/2022	220,000	235,837
3.90%, 04/01/2026	235,000	252,420
Aon Corp., 3.75%, 05/02/2029	90,000	97,708
Aon PLC, 3.50%, 06/14/2024	90,000	95,256
Arch Capital Finance LLC, 4.01%, 12/15/2026	130,000	143,225
Assured Guaranty US Holdings, Inc., 5.00%, 07/01/2024	100,000	110,923
Brighthouse Financial, Inc., 3.70%, 06/22/2027	280,000	276,607
Brown & Brown, Inc., 4.20%, 09/15/2024	80,000	85,452
Chubb INA Holdings, Inc.
2.30%, 11/03/2020	160,000	160,655
3.35%, 05/03/2026	155,000	166,409
CNA Financial Corp.
3.95%, 05/15/2024	100,000	106,357
3.90%, 05/01/2029	100,000	109,201
CNO Financial Group, Inc., 5.25%, 05/30/2029	75,000	83,062
Globe Life, Inc., 4.55%, 09/15/2028	125,000	141,466
Hartford Financial Services Group, Inc. (The)
5.12%, 04/15/2022	269,000	291,413
2.80%, 08/19/2029	300,000	305,085
Lincoln National Corp.
4.00%, 09/01/2023	130,000	138,832
3.80%, 03/01/2028	135,000	145,185
Loews Corp.
2.63%, 05/15/2023	90,000	91,474
3.75%, 04/01/2026	100,000	107,820
	Principal Amount	Value
Insurance-(continued)
Marsh & McLennan Cos., Inc.
3.87%, 03/15/2024	$101,000	$ 108,408
4.37%, 03/15/2029	100,000	114,938
MetLife, Inc.
3.60%, 04/10/2024	237,000	252,689
3.60%, 11/13/2025	240,000	260,806
Old Republic International Corp., 3.88%, 08/26/2026	140,000	149,000
Principal Financial Group, Inc., 3.70%, 05/15/2029	250,000	271,877
Progressive Corp. (The)
3.75%, 08/23/2021	109,000	112,919
2.45%, 01/15/2027	117,000	119,145
Prudential Financial, Inc.
3.50%, 05/15/2024	200,000	213,577
3.88%, 03/27/2028	240,000	269,008
Reinsurance Group of America, Inc., 3.90%, 05/15/2029	163,000	175,429
Travelers Cos., Inc. (The), 3.90%, 11/01/2020	277,000	283,282
Willis North America, Inc.
3.60%, 05/15/2024	68,000	70,914
4.50%, 09/15/2028	70,000	78,784
		6,215,377
Interactive Media & Services-0.57%
Alphabet, Inc.
3.62%, 05/19/2021	263,000	271,017
2.00%, 08/15/2026	250,000	252,162
		523,179
Internet & Direct Marketing Retail-0.94%
Amazon.com, Inc.
2.50%, 11/29/2022	240,000	244,857
3.15%, 08/22/2027	217,000	233,341
Booking Holdings, Inc.
2.75%, 03/15/2023	100,000	102,644
3.60%, 06/01/2026	100,000	107,183
eBay, Inc.
2.60%, 07/15/2022	86,000	86,924
3.60%, 06/05/2027	87,000	91,645
		866,594
IT Services-2.42%
Automatic Data Processing, Inc.
2.25%, 09/15/2020	115,000	115,349
3.38%, 09/15/2025	110,000	118,642
Broadridge Financial Solutions, Inc., 3.40%, 06/27/2026	98,000	102,525
DXC Technology Co., 4.25%, 04/15/2024	158,000	167,438
Fidelity National Information Services, Inc.
3.62%, 10/15/2020	85,000	86,286
3.00%, 08/15/2026	90,000	93,341
Fiserv, Inc.
2.75%, 07/01/2024	75,000	76,705
3.50%, 07/01/2029	75,000	79,621
International Business Machines Corp.
3.00%, 05/15/2024	290,000	301,909
3.45%, 02/19/2026	280,000	300,772

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)—(continued)
August 31, 2019
	Principal Amount	Value
IT Services-(continued)
Mastercard, Inc.
3.37%, 04/01/2024	$115,000	$ 122,875
2.95%, 11/21/2026	115,000	121,901
Total System Services, Inc.
3.80%, 04/01/2021	50,000	51,060
4.80%, 04/01/2026	36,000	40,560
Visa, Inc.
2.20%, 12/14/2020	149,000	149,732
3.15%, 12/14/2025	150,000	160,780
Western Union Co. (The), 3.60%, 03/15/2022	140,000	144,453
		2,233,949
Leisure Products-0.14%
Hasbro, Inc., 3.50%, 09/15/2027	130,000	132,690
Life Sciences Tools & Services-0.45%
Agilent Technologies, Inc., 3.88%, 07/15/2023	105,000	110,850
PerkinElmer, Inc., 5.00%, 11/15/2021	70,000	73,555
Thermo Fisher Scientific, Inc.
4.15%, 02/01/2024	96,000	103,328
2.95%, 09/19/2026	120,000	124,168
		411,901
Machinery-2.66%
Caterpillar, Inc., 3.90%, 05/27/2021	327,000	338,970
Cummins, Inc., 3.65%, 10/01/2023	207,000	221,076
Deere & Co., 2.60%, 06/08/2022	149,000	151,846
Eaton Corp.
2.75%, 11/02/2022	105,000	107,159
3.10%, 09/15/2027	130,000	136,709
Flowserve Corp., 3.50%, 09/15/2022	100,000	101,412
Fortive Corp.
2.35%, 06/15/2021	65,000	65,016
3.15%, 06/15/2026	55,000	56,360
Illinois Tool Works, Inc.
3.50%, 03/01/2024	110,000	116,527
2.65%, 11/15/2026	114,000	118,723
Ingersoll-Rand Global Holding Co. Ltd., 4.25%, 06/15/2023	79,000	84,551
Ingersoll-Rand Luxembourg Finance S.A., 3.80%, 03/21/2029	88,000	95,810
John Deere Capital Corp., 3.45%, 03/13/2025	150,000	161,465
PACCAR Financial Corp., 2.65%, 05/10/2022	230,000	234,700
Parker-Hannifin Corp.
2.70%, 06/14/2024	90,000	92,155
3.25%, 06/14/2029	85,000	89,463
Stanley Black & Decker, Inc.
2.90%, 11/01/2022	85,000	87,181
4.25%, 11/15/2028	80,000	92,516
Xylem, Inc.
4.88%, 10/01/2021	45,000	47,454
3.25%, 11/01/2026	52,000	53,930
		2,453,023
Marine-0.10%
Kirby Corp., 4.20%, 03/01/2028	85,000	91,881
Media-1.31%
CBS Corp.
3.38%, 03/01/2022	101,000	103,788
4.00%, 01/15/2026	91,000	97,581
	Principal Amount	Value
Media-(continued)
Comcast Corp.
3.70%, 04/15/2024	$210,000	$ 225,012
4.15%, 10/15/2028	250,000	283,913
Discovery Communications LLC
2.95%, 03/20/2023	60,000	61,278
3.95%, 03/20/2028	85,000	89,302
Interpublic Group of Cos., Inc. (The)
4.20%, 04/15/2024	65,000	70,295
4.65%, 10/01/2028	65,000	73,832
Omnicom Group, Inc./Omnicom Capital, Inc.
3.62%, 05/01/2022	97,000	100,965
3.60%, 04/15/2026	100,000	106,258
		1,212,224
Metals & Mining-0.51%
Newmont Goldcorp Corp., 3.50%, 03/15/2022	140,000	143,749
Nucor Corp.
4.13%, 09/15/2022	95,000	100,209
3.95%, 05/01/2028	96,000	107,029
Reliance Steel & Aluminum Co., 4.50%, 04/15/2023	111,000	118,253
		469,240
Multiline Retail-1.49%
Dollar General Corp.
3.25%, 04/15/2023	92,000	95,373
3.87%, 04/15/2027	90,000	97,255
Dollar Tree, Inc.
3.70%, 05/15/2023	85,000	88,573
4.20%, 05/15/2028	89,000	94,900
Kohl’s Corp., 4.25%, 07/17/2025	200,000	210,877
Macy’s Retail Holdings, Inc., 2.88%, 02/15/2023	232,000	228,166
Nordstrom, Inc., 4.00%, 10/15/2021	179,000	184,107
Target Corp.
2.90%, 01/15/2022	175,000	180,406
2.50%, 04/15/2026	190,000	196,123
		1,375,780
Multi-Utilities-1.75%
Black Hills Corp., 4.25%, 11/30/2023	75,000	80,266
CenterPoint Energy Resources Corp., 4.50%, 01/15/2021	77,000	79,018
Consolidated Edison, Inc., 2.00%, 05/15/2021	125,000	124,987
Dominion Energy, Inc.
2.58%, 07/01/2020	153,000	153,282
3.90%, 10/01/2025	145,000	156,412
DTE Energy Co.
2.85%, 10/01/2026	105,000	107,568
Series D, 3.70%, 08/01/2023	100,000	105,432
NiSource, Inc.
2.65%, 11/17/2022	65,000	65,990
3.49%, 05/15/2027	65,000	68,974
PSEG Power LLC, 3.00%, 06/15/2021	236,000	238,941
Sempra Energy
2.40%, 03/15/2020	116,000	115,887
3.40%, 02/01/2028	120,000	125,148
WEC Energy Group, Inc.
3.37%, 06/15/2021	91,000	93,027
3.55%, 06/15/2025	89,000	95,502
		1,610,434

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)—(continued)
August 31, 2019
	Principal Amount	Value
Oil, Gas & Consumable Fuels-6.03%
Apache Corp., 4.37%, 10/15/2028	$145,000	$ 148,866
Chevron Corp.
2.36%, 12/05/2022	317,000	322,757
2.95%, 05/16/2026	305,000	322,774
Cimarex Energy Co.
4.38%, 06/01/2024	31,000	32,706
3.90%, 05/15/2027	35,000	35,835
Concho Resources, Inc., 3.75%, 10/01/2027	120,000	124,987
ConocoPhillips Holding Co., 6.95%, 04/15/2029	310,000	427,336
Enable Midstream Partners, L.P., 4.40%, 03/15/2027	87,000	89,099
EOG Resources, Inc.
2.63%, 03/15/2023	105,000	107,360
4.15%, 01/15/2026(c)	94,000	104,953
EQT Corp.
3.00%, 10/01/2022	39,000	37,352
3.90%, 10/01/2027	45,000	39,342
Exxon Mobil Corp.
2.22%, 03/01/2021	447,000	449,847
3.04%, 03/01/2026	454,000	482,409
HollyFrontier Corp., 5.87%, 04/01/2026	160,000	178,169
Kinder Morgan, Inc.
3.05%, 12/01/2019	163,000	163,154
4.30%, 06/01/2025	152,000	165,077
Marathon Oil Corp.
2.80%, 11/01/2022	90,000	90,854
4.40%, 07/15/2027	85,000	91,604
Marathon Petroleum Corp.
5.12%, 03/01/2021	163,000	169,661
3.63%, 09/15/2024	169,000	177,492
Noble Energy, Inc.
4.15%, 12/15/2021	68,000	70,242
3.90%, 11/15/2024	54,000	56,623
Occidental Petroleum Corp.
2.90%, 08/15/2024	150,000	151,518
3.50%, 08/15/2029	150,000	152,885
ONEOK Partners L.P., 3.38%, 10/01/2022	83,000	85,124
ONEOK, Inc., 4.55%, 07/15/2028	85,000	92,883
Phillips 66
4.30%, 04/01/2022	182,000	192,427
3.90%, 03/15/2028	185,000	201,237
Pioneer Natural Resources Co.
3.95%, 07/15/2022	60,000	62,673
4.45%, 01/15/2026	59,000	64,970
Valero Energy Corp., 3.40%, 09/15/2026	400,000	414,336
Williams Companies, Inc. (The), 4.00%, 09/15/2025	125,000	133,367
Williams Cos., Inc. (The), 3.60%, 03/15/2022	113,000	116,382
		5,556,301
Personal Products-0.20%
Estee Lauder Cos., Inc. (The)
1.80%, 02/07/2020	90,000	89,853
3.15%, 03/15/2027	90,000	96,531
		186,384
Pharmaceuticals-3.19%
Allergan Funding SCS
3.00%, 03/12/2020	111,000	111,354
3.80%, 03/15/2025	105,000	110,365
	Principal Amount	Value
Pharmaceuticals-(continued)
Bristol-Myers Squibb Co.
2.60%, 05/16/2022(b)	$165,000	$ 168,161
3.40%, 07/26/2029(b)	163,000	176,591
Eli Lilly and Co.
2.35%, 05/15/2022	165,000	167,435
3.37%, 03/15/2029	160,000	175,861
Johnson & Johnson
2.25%, 03/03/2022	310,000	314,092
2.45%, 03/01/2026	291,000	300,416
Merck & Co., Inc.
2.80%, 05/18/2023	225,000	233,264
2.75%, 02/10/2025	250,000	260,372
Mylan N.V.
3.15%, 06/15/2021	91,000	92,068
3.95%, 06/15/2026	95,000	98,797
Pfizer, Inc.
1.95%, 06/03/2021	305,000	305,972
3.00%, 12/15/2026	296,000	313,383
Zoetis, Inc.
3.25%, 02/01/2023	40,000	41,393
3.00%, 09/12/2027	65,000	67,328
		2,936,852
Professional Services-0.24%
Equifax, Inc., 3.30%, 12/15/2022	112,000	115,063
Verisk Analytics, Inc., 4.00%, 06/15/2025	95,000	102,889
		217,952
Road & Rail-1.20%
CSX Corp.
3.70%, 10/30/2020	120,000	121,882
3.25%, 06/01/2027	111,000	117,920
J.B. Hunt Transport Services, Inc., 3.88%, 03/01/2026	114,000	122,772
Norfolk Southern Corp.
3.00%, 04/01/2022	115,000	117,479
2.90%, 06/15/2026	117,000	121,135
Ryder System, Inc., 3.65%, 03/18/2024	135,000	142,905
Union Pacific Corp.
4.16%, 07/15/2022	164,000	173,025
3.95%, 09/10/2028	170,000	191,303
		1,108,421
Semiconductors & Semiconductor Equipment-2.66%
Analog Devices, Inc.
2.88%, 06/01/2023	80,000	81,827
3.90%, 12/15/2025	75,000	80,837
Applied Materials, Inc.
4.30%, 06/15/2021	91,000	94,778
3.30%, 04/01/2027	92,000	99,190
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.00%, 01/15/2022	110,000	110,987
3.87%, 01/15/2027	117,000	117,159
Intel Corp.
3.30%, 10/01/2021	247,000	254,061
3.70%, 07/29/2025	268,000	292,572
KLA-Tencor Corp.
4.12%, 11/01/2021	85,000	88,176
4.65%, 11/01/2024	66,000	72,905

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)—(continued)
August 31, 2019
	Principal Amount	Value
Semiconductors & Semiconductor Equipment-(continued)
Lam Research Corp.
2.80%, 06/15/2021	$65,000	$ 65,752
4.00%, 03/15/2029	65,000	72,194
Marvell Technology Group Ltd.
4.20%, 06/22/2023	3,000	3,167
4.87%, 06/22/2028	40,000	45,170
Maxim Integrated Products, Inc.
3.38%, 03/15/2023	60,000	61,877
3.45%, 06/15/2027	57,000	58,418
NVIDIA Corp.
2.20%, 09/16/2021	75,000	75,265
3.20%, 09/16/2026	75,000	78,857
QUALCOMM, Inc.
2.25%, 05/20/2020	190,000	190,250
3.45%, 05/20/2025	190,000	202,048
Texas Instruments, Inc.
1.85%, 05/15/2022	150,000	150,309
2.90%, 11/03/2027	144,000	152,455
		2,448,254
Software-1.75%
Adobe, Inc.
4.75%, 02/01/2020	65,000	65,699
3.25%, 02/01/2025	70,000	74,190
Autodesk, Inc., 3.50%, 06/15/2027	60,000	62,883
Microsoft Corp.
1.55%, 08/08/2021	334,000	333,098
3.30%, 02/06/2027	311,000	340,023
Oracle Corp.
1.90%, 09/15/2021	209,000	209,051
2.65%, 07/15/2026	237,000	243,148
salesforce.com, inc.
3.25%, 04/11/2023	55,000	57,545
3.70%, 04/11/2028	59,000	65,899
VMware, Inc.
2.95%, 08/21/2022	75,000	76,111
3.90%, 08/21/2027	80,000	81,794
		1,609,441
Specialty Retail-1.82%
AutoZone, Inc.
3.12%, 07/15/2023	73,000	75,128
3.75%, 06/01/2027	85,000	91,751
Best Buy Co., Inc.
5.50%, 03/15/2021	115,000	119,673
4.45%, 10/01/2028	115,000	125,572
Home Depot, Inc. (The)
2.63%, 06/01/2022	239,000	244,814
3.00%, 04/01/2026	240,000	254,615
Lowe’s Cos., Inc.
3.12%, 04/15/2022	170,000	174,346
2.50%, 04/15/2026	180,000	181,394
O’Reilly Automotive, Inc.
4.87%, 01/14/2021	72,000	74,120
3.60%, 09/01/2027	61,000	65,006
TJX Cos., Inc. (The)
2.75%, 06/15/2021	128,000	129,907
2.25%, 09/15/2026	137,000	137,949
		1,674,275
	Principal Amount	Value
Technology Hardware, Storage & Peripherals-2.18%
Apple, Inc.
2.40%, 05/03/2023	$455,000	$ 464,902
3.25%, 02/23/2026	470,000	503,553
Dell International LLC/EMC Corp.
4.42%, 06/15/2021(b)	170,000	175,374
6.02%, 06/15/2026(b)	160,000	180,676
Hewlett Packard Enterprise Co.
3.60%, 10/15/2020	129,000	130,894
4.90%, 10/15/2025	125,000	138,512
HP, Inc., 4.65%, 12/09/2021	267,000	281,407
NetApp, Inc., 3.37%, 06/15/2021	132,000	134,319
		2,009,637
Textiles, Apparel & Luxury Goods-0.70%
NIKE, Inc.
2.25%, 05/01/2023	145,000	147,425
2.38%, 11/01/2026	150,000	154,419
Tapestry, Inc., 4.25%, 04/01/2025	140,000	145,027
VF Corp., 3.50%, 09/01/2021	190,000	194,744
		641,615
Tobacco-0.99%
Altria Group, Inc.
2.85%, 08/09/2022	165,000	168,251
2.63%, 09/16/2026	235,000	234,006
Philip Morris International, Inc.
2.50%, 11/02/2022	252,000	254,876
3.25%, 11/10/2024	242,000	253,353
		910,486
Water Utilities-0.16%
American Water Capital Corp., 3.40%, 03/01/2025	140,000	147,634
Total U.S. Dollar Denominated Bonds & Notes (Cost $88,011,722)		91,708,412
	Shares
Money Market Funds-0.14%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $128,387)	128,387	128,387
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.64% (Cost $88,140,109)		91,836,799
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.80%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	552,320	552,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)—(continued)
August 31, 2019
	Shares	Value
Money Market Funds-(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	184,033	$ 184,107
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $736,427)		736,427
TOTAL INVESTMENTS IN SECURITIES-100.44% (Cost $88,876,536)		92,573,226
OTHER ASSETS LESS LIABILITIES-(0.44)%		(402,032)
NET ASSETS-100.00%		$92,171,194

Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $865,009, which represented less than 1% of the Fund’s Net Assets.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-99.55%
Aerospace & Defense-1.54%
Lockheed Martin Corp., 2.50%, 11/23/2020	$50,000	$ 50,279
United Technologies Corp., 3.65%, 08/16/2023	100,000	106,194
		156,473
Automobiles-3.53%
American Honda Finance Corp., 2.90%, 02/16/2024	100,000	103,760
Ford Motor Credit Co. LLC, 8.13%, 01/15/2020	100,000	102,096
General Motors Financial Co., Inc., 3.20%, 07/06/2021	100,000	101,259
Toyota Motor Corp. (Japan), 3.18%, 07/20/2021	50,000	51,189
		358,304
Banks-21.27%
Bank of America Corp.
5.00%, 05/13/2021	100,000	104,826
3.30%, 01/11/2023	100,000	104,018
Bank of Montreal (Canada), 1.90%, 08/27/2021	50,000	50,038
Bank of Nova Scotia (The) (Canada), 2.35%, 10/21/2020	100,000	100,493
BB&T Corp., 2.63%, 06/29/2020	100,000	100,445
BNP Paribas S.A. (France), 5.00%, 01/15/2021	100,000	103,889
Citigroup, Inc.
2.65%, 10/26/2020	100,000	100,618
3.50%, 05/15/2023	50,000	52,045
Cooperatieve Rabobank U.A. (Netherlands), 3.87%, 02/08/2022	100,000	104,524
Credit Suisse AG/New York NY (Switzerland), 5.40%, 01/14/2020	50,000	50,540
HSBC Holdings PLC (United Kingdom), 2.65%, 01/05/2022	200,000	202,080
Huntington Bancshares, Inc., 2.30%, 01/14/2022	100,000	100,506
JPMorgan Chase & Co.
4.25%, 10/15/2020	100,000	102,469
3.25%, 09/23/2022	100,000	103,678
3.62%, 05/13/2024	100,000	107,004
PNC Financial Services Group, Inc. (The), 3.30%, 03/08/2022	100,000	103,272
Royal Bank of Scotland Group PLC (The) (United Kingdom), 6.10%, 06/10/2023	100,000	108,509
Santander UK PLC (United Kingdom), 2.38%, 03/16/2020	100,000	100,121
Sumitomo Mitsui Financial Group, Inc. (Japan), 2.06%, 07/14/2021	100,000	99,909
US Bancorp, 3.70%, 01/30/2024	50,000	53,561
Wells Fargo & Co.
2.55%, 12/07/2020	100,000	100,589
Series M, 3.45%, 02/13/2023	100,000	103,948
		2,157,082
Beverages-3.46%
Anheuser-Busch InBev Finance, Inc. (Belgium)
2.65%, 02/01/2021	50,000	50,479
3.30%, 02/01/2023	89,000	92,714
	Principal Amount	Value
Beverages-(continued)
Coca-Cola Co. (The), 3.20%, 11/01/2023	$100,000	$ 105,879
PepsiCo, Inc., 3.12%, 11/01/2020	100,000	101,485
		350,557
Biotechnology-4.53%
AbbVie, Inc., 2.85%, 05/14/2023	100,000	102,003
Amgen, Inc., 1.85%, 08/19/2021	100,000	99,737
Celgene Corp., 3.95%, 10/15/2020	100,000	101,974
Gilead Sciences, Inc., 3.70%, 04/01/2024	50,000	53,156
Shire Acquisitions Investments Ireland DAC, 2.87%, 09/23/2023	100,000	102,310
		459,180
Capital Markets-8.14%
Bank of New York Mellon Corp. (The), Series 12, 3.65%, 02/04/2024	100,000	106,769
BlackRock, Inc.,Series 2, 5.00%, 12/10/2019	100,000	100,757
Goldman Sachs Group, Inc. (The)
3.63%, 01/22/2023(b)	100,000	104,662
3.20%, 02/23/2023	100,000	103,376
3.85%, 07/08/2024	50,000	53,341
Morgan Stanley
2.80%, 06/16/2020	100,000	100,604
2.63%, 11/17/2021	50,000	50,539
Series F, 5.62%, 09/23/2019	100,000	100,174
Series F, 3.87%, 04/29/2024	50,000	53,681
State Street Corp., 4.37%, 03/07/2021	50,000	51,870
		825,773
Chemicals-1.54%
Dow Chemical Co. (The), 4.13%, 11/15/2021	100,000	103,831
Mosaic Co. (The), 4.25%, 11/15/2023	50,000	52,836
		156,667
Commercial Services & Supplies-1.07%
Republic Services, Inc., 4.75%, 05/15/2023	100,000	108,853
Communications Equipment-1.00%
Cisco Systems, Inc., 2.20%, 09/20/2023	100,000	101,570
Consumer Finance-1.75%
American Express Co., 2.20%, 10/30/2020	75,000	75,151
Capital One Financial Corp., 3.45%, 04/30/2021	100,000	102,133
		177,284
Diversified Financial Services-1.02%
Berkshire Hathaway, Inc., 2.75%, 03/15/2023	100,000	103,253
Diversified Telecommunication Services-2.54%
AT&T, Inc., 3.00%, 06/30/2022	100,000	102,273
Qwest Corp., 6.75%, 12/01/2021	40,000	43,166
Verizon Communications, Inc., 5.15%, 09/15/2023	100,000	112,457
		257,896
Electric Utilities-1.50%
Southern Co. (The), 2.35%, 07/01/2021	50,000	50,183
Virginia Electric & Power Co.,Series C, 2.75%, 03/15/2023	100,000	102,268
		152,451

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI)—(continued)
August 31, 2019
	Principal Amount	Value
Electrical Equipment-0.99%
Emerson Electric Co., 4.88%, 10/15/2019	$100,000	$ 100,305
Energy Equipment & Services-0.30%
Halliburton Co., 3.25%, 11/15/2021	30,000	30,682
Entertainment-0.49%
TWDC Enterprises 18 Corp., 2.15%, 09/17/2020	50,000	50,119
Equity REITs-3.62%
American Tower Corp., 3.45%, 09/15/2021	50,000	51,236
Boston Properties L.P., 3.12%, 09/01/2023	100,000	103,815
Crown Castle International Corp., 5.25%, 01/15/2023	100,000	109,466
Simon Property Group L.P., 2.75%, 06/01/2023	100,000	102,655
		367,172
Food & Staples Retailing-1.44%
Kroger Co. (The), 6.15%, 01/15/2020	40,000	40,550
Walmart, Inc., 3.40%, 06/26/2023	100,000	105,928
		146,478
Food Products-0.61%
Kraft Heinz Foods Co., 3.50%, 06/06/2022	60,000	61,441
Health Care Equipment & Supplies-1.01%
Becton, Dickinson and Co., 3.13%, 11/08/2021	100,000	101,912
Health Care Providers & Services-2.97%
Anthem, Inc., 3.30%, 01/15/2023	40,000	41,355
CVS Health Corp., 2.80%, 07/20/2020	100,000	100,512
HCA, Inc., 4.75%, 05/01/2023	100,000	107,578
Laboratory Corp. of America Holdings, 3.75%, 08/23/2022	50,000	51,971
		301,416
Hotels, Restaurants & Leisure-1.05%
Starbucks Corp., 3.85%, 10/01/2023	100,000	106,578
Household Products-1.01%
Clorox Co. (The), 3.05%, 09/15/2022	100,000	102,833
Industrial Conglomerates-1.49%
3M Co., 2.00%, 08/07/2020	50,000	50,049
General Electric Co., 3.15%, 09/07/2022	100,000	100,594
		150,643
Insurance-1.57%
American International Group, Inc., 6.40%, 12/15/2020	100,000	105,406
MetLife, Inc., 3.60%, 04/10/2024	50,000	53,310
		158,716
Internet & Direct Marketing Retail-1.51%
Booking Holdings, Inc., 2.75%, 03/15/2023	100,000	102,644
eBay, Inc., 3.25%, 10/15/2020(b)	50,000	50,563
		153,207
IT Services-0.50%
International Business Machines Corp., 8.38%, 11/01/2019	50,000	50,484
Life Sciences Tools & Services-0.53%
Thermo Fisher Scientific, Inc., 4.15%, 02/01/2024	50,000	53,816
	Principal Amount	Value
Machinery-1.01%
John Deere Capital Corp., 2.75%, 03/15/2022	$100,000	$ 102,198
Media-2.24%
Comcast Corp., 3.13%, 07/15/2022	60,000	62,160
Discovery Communications LLC, 4.37%, 06/15/2021	100,000	103,728
NBCUniversal Media LLC, 5.15%, 04/30/2020	60,000	61,178
		227,066
Multi-Utilities-0.51%
CenterPoint Energy Resources Corp., 4.50%, 01/15/2021	50,000	51,310
Oil, Gas & Consumable Fuels-8.63%
Chevron Corp., 3.19%, 06/24/2023	100,000	104,756
Energy Transfer Partners, L.P., 4.65%, 06/01/2021	100,000	103,842
Exxon Mobil Corp., 3.18%, 03/15/2024	50,000	52,773
Kinder Morgan, Inc., 3.05%, 12/01/2019	100,000	100,094
Pioneer Natural Resources Co., 3.95%, 07/15/2022	100,000	104,454
Shell International Finance B.V. (Netherlands), 1.37%, 09/12/2019	100,000	99,978
Total Capital SA (France), 4.45%, 06/24/2020	100,000	101,893
TransCanada PipeLines Ltd. (Canada), 2.50%, 08/01/2022	100,000	100,875
Williams Companies, Inc. (The), 4.30%, 03/04/2024	100,000	106,790
		875,455
Pharmaceuticals-1.99%
Allergan Finance LLC, 3.25%, 10/01/2022	100,000	102,317
AstraZeneca PLC (United Kingdom), 1.95%, 09/18/2019	100,000	99,989
		202,306
Road & Rail-1.02%
Burlington Northern Santa Fe LLC, 3.00%, 03/15/2023	100,000	103,512
Semiconductors & Semiconductor Equipment-2.03%
Intel Corp., 3.30%, 10/01/2021	100,000	102,859
QUALCOMM, Inc., 2.90%, 05/20/2024	100,000	103,415
		206,274
Software-3.52%
Microsoft Corp.
1.55%, 08/08/2021	100,000	99,730
2.88%, 02/06/2024	100,000	104,759
Oracle Corp.
3.87%, 07/15/2020	100,000	101,636
2.50%, 05/15/2022	50,000	50,756
		356,881
Specialty Retail-1.52%
Home Depot, Inc. (The), 4.40%, 04/01/2021	100,000	103,434
Lowe’s Cos., Inc., 3.75%, 04/15/2021	50,000	51,202
		154,636

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI)—(continued)
August 31, 2019
	Principal Amount	Value
Technology Hardware, Storage & Peripherals-3.04%
Apple, Inc.
2.00%, 05/06/2020	$100,000	$ 100,065
2.40%, 05/03/2023	100,000	102,176
Hewlett Packard Enterprise Co., 4.40%, 10/15/2022	100,000	106,003
		308,244
Tobacco-1.03%
Altria Group, Inc., 4.00%, 01/31/2024	50,000	53,431
Philip Morris International, Inc., 4.50%, 03/26/2020	50,000	50,677
		104,108
Trading Companies & Distributors-1.03%
Air Lease Corp., 3.87%, 04/01/2021	50,000	51,169
International Lease Finance Corp., 8.25%, 12/15/2020	50,000	53,668
		104,837
Total U.S. Dollar Denominated Bonds & Notes (Cost $9,899,023)		10,097,972
	Shares
Money Market Funds-1.60%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(c) (Cost $161,843)	161,843	161,843
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-101.15% (Cost $10,060,866)		10,259,815
	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.42%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(c)(d)	108,336	$ 108,336
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(c)(d)	36,099	36,114
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $144,450)		144,450
TOTAL INVESTMENTS IN SECURITIES-102.57% (Cost $10,205,316)		10,404,265
OTHER ASSETS LESS LIABILITIES-(2.57)%		(260,753)
NET ASSETS-100.00%		$10,143,512

Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco National AMT-Free Municipal Bond ETF (PZA)
August 31, 2019
Schedule of Investments
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.35%
Alabama-1.79%
Birmingham (City of) & Jefferson (County of), AL Civic Center Authority, Series 2018 A, RB	5.00%	07/01/2048	$3,000	$ 3,615,240
Birmingham (City of), AL Airport Authority, Series 2010, RB, (INS -AGM)(a)	5.50%	07/01/2040	1,500	1,546,080
Birmingham (City of), AL Water Works Board, Series 2015 A, Ref. RB	5.00%	01/01/2042	1,000	1,155,090
Jasper (City of), AL, Series 2014, GO Wts., (INS -BAM)(a)	5.00%	03/01/2044	20,000	22,498,400
Jefferson (County of), AL, Series 2013 A, RB, (INS -AGM)(a)	5.50%	10/01/2053	5,000	5,819,200
Tuscaloosa (City of), AL Board of Education, Series 2016, RB	5.00%	08/01/2046	1,000	1,185,950
				35,819,960
Alaska-1.47%
Alaska Housing Finance Corp., Series 2007 B, VRD RB(b)	1.30%	12/01/2041	29,415	29,415,000
Arizona-0.37%
Arizona School District, Series 2019, COP	2.00%	07/28/2020	5,000	5,035,800
Phoenix (City of), AZ Civic Improvement Corp., Series 2015 A, RB	5.00%	07/01/2045	2,000	2,335,300
				7,371,100
Arkansas-0.12%
University of Arkansas (Fayetteville Campus), Series 2017, RB	5.00%	11/01/2047	2,000	2,452,220
California-19.50%
Alameda (City of), CA Corridor Transportation Authority, Series 2016 B, Ref. RB, (INS -AGM)(a)	5.00%	10/01/2036	1,000	1,205,600
Alameda (City of), CA Corridor Transportation Authority, Series 2016 B, Ref. RB, (INS -AGM)(a)	5.00%	10/01/2037	940	1,130,265
Bay Area Toll Authority, Series 2019 H, Ref. RB	5.00%	04/01/2049	4,000	5,001,440
Bay Area Toll Authority (San Francisco Bay Area), Series 2014 S-6, RB	5.00%	10/01/2054	2,500	2,895,775
Bay Area Toll Authority (San Francisco Bay Area), Series 2017 F-1, RB	4.00%	04/01/2056	5,000	5,517,100
Bay Area Toll Authority (San Francisco Bay Area), Series 2017 S-7, Ref. RB	4.00%	04/01/2042	2,500	2,814,725
Beaumont (City of), CA Public Improvement Authority, Series 2018 A, RB, (INS -AGM)(a)	5.00%	09/01/2049	1,000	1,200,470
California (State of), Series 2003 B-3, GO Bonds, VRD (LOC - Bank of America)(b)(c)	0.96%	05/01/2033	33,140	33,140,000
California (State of), Series 2014, GO Bonds	5.00%	10/01/2039	5,000	5,854,350
California (State of), Series 2016, GO Bonds	5.00%	09/01/2046	3,000	3,637,620
California (State of), Series 2017, Ref. GO Bonds	4.00%	08/01/2038	1,000	1,126,130
California (State of), Series 2019, GO Bonds	5.00%	04/01/2045	4,000	5,102,000
California (State of), Series 2019, GO Bonds	5.00%	04/01/2049	1,000	1,268,220
California (State of) (Green Bonds), Series 2014, GO Bonds	5.00%	10/01/2037	3,500	4,102,805
California (State of) Educational Facilities Authority (Pepperdine University), Series 2016, Ref. RB	5.00%	10/01/2046	2,000	2,385,920
California (State of) Educational Facilities Authority (Pepperdine University), Series 2016, Ref. RB	5.00%	10/01/2049	3,000	3,568,530
California (State of) Educational Facilities Authority (Stanford University), Series 2019 V-1, RB	5.00%	05/01/2049	4,000	6,369,480
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), Series 2016 B, Ref. RB	5.00%	08/15/2035	1,000	1,232,300
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles), Series 2010, RB(d)(e)	5.25%	07/01/2020	500	517,705
California (State of) Health Facilities Financing Authority (El Camino Hospital), Series 2017, RB	4.00%	02/01/2042	3,000	3,293,310
California (State of) Health Facilities Financing Authority (El Camino Hospital), Series 2017, RB	5.00%	02/01/2042	2,250	2,706,863
California (State of) Health Facilities Financing Authority (Kaiser Permanente), Series 2017 A-2, RB	5.00%	11/01/2047	3,500	5,505,255
California (State of) Municipal Finance Authority (Community Medical Centers), Series 2017 A, Ref. RB	4.00%	02/01/2042	4,000	4,405,280
California (State of) Municipal Finance Authority (Community Medical Centers), Series 2017 A, Ref. RB	5.00%	02/01/2042	1,715	2,047,607
California (State of) Municipal Finance Authority (Community Medical Centers), Series 2017 A, Ref. RB	5.00%	02/01/2047	2,500	2,966,225
California (State of) Municipal Finance Authority (NorthBay Healthcare Group), Series 2017 A, RB	5.25%	11/01/2041	1,000	1,173,640
California (State of) Municipal Finance Authority (Orange (County of) Civic Center Infrastructure Improvement Program - Phase I), Series 2017 A, RB	5.00%	06/01/2042	6,000	7,289,100
California (State of) Municipal Finance Authority (Pomona College), Series 2017, Ref. RB	5.00%	01/01/2048	1,000	1,238,750
California (State of) Municipal Finance Authority (University of La Verne), Series 2017 A, Ref. RB	5.00%	06/01/2043	1,750	2,105,915
California (State of) Public Works Board, Series 2014 B, RB	5.00%	10/01/2039	1,500	1,749,915
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco National AMT-Free Municipal Bond ETF (PZA)—(continued)
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Statewide Communities Development Authority (John Muir Health), Series 2018 A, Ref. RB	4.00%	12/01/2057	$500	$ 528,270
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2038	2,500	3,103,875
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2042	2,500	3,077,675
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2047	11,310	13,802,950
Centinela Valley Union High School District (Election of 2010), Series 2012 B, GO Bonds(f)	5.00%	08/01/2050	600	673,032
Chula Vista (City of), CA (San Diego Gas & Electric Co.), Series 2004 A, RB	5.88%	02/15/2034	3,655	3,668,377
El Dorado Irrigation District, Series 2014 A, Ref. RB, (INS -AGM)(a)	5.00%	03/01/2034	3,000	3,487,110
El Dorado Irrigation District, Series 2014 A, Ref. RB, (INS -AGM)(a)	5.25%	03/01/2039	3,500	4,094,195
Foothill-Eastern Transportation Corridor Agency, Subseries 2014 B-1, Ref. RB	3.95%	01/15/2053	3,000	3,239,520
Inland Valley Development Agency, Series 2014 A, Ref. RB, (INS -AGM)(a)	5.00%	09/01/2044	17,000	19,410,430
Jurupa Unified School District, Series 2017 B, GO Bonds	4.00%	08/01/2041	10,000	11,384,100
Livermore Valley Joint Unified School District, Series 2019, GO Bonds	4.00%	08/01/2046	7,000	7,815,500
Los Angeles (City of), CA, Series 2015 A, RB	5.00%	06/01/2044	1,000	1,183,180
Los Angeles (City of), CA, Series 2015 C, Ref. RB	5.00%	06/01/2045	1,500	1,773,240
Los Angeles (City of), CA, Series 2017 A, RB	5.25%	06/01/2047	1,500	1,870,245
Los Angeles (City of), CA Department of Airports, Series 2010 A, RB	5.00%	05/15/2040	2,000	2,054,280
Los Angeles (City of), CA Department of Water & Power, Series 2012 B, RB	5.00%	07/01/2043	8,000	8,849,600
Los Angeles (City of), CA Department of Water & Power, Series 2015 A, Ref. RB	5.00%	07/01/2035	2,500	2,976,475
Los Angeles (City of), CA Department of Water & Power, Series 2019 A, RB	5.25%	07/01/2049	10,275	13,178,921
Los Angeles (County of), CA, Series 2019, RN	5.00%	06/30/2020	4,000	4,133,440
Los Angeles (County of), CA Public Works Financing Authority, Series 2015 A, RB	5.00%	12/01/2039	2,250	2,648,385
Los Angeles (County of), CA Public Works Financing Authority, Series 2015 A, RB	5.00%	12/01/2044	1,000	1,169,640
Los Angeles (County of), CA Public Works Financing Authority, Series 2016 D, RB	5.00%	12/01/2045	11,400	13,581,390
Los Angeles County Facilities, Inc. (Vermont Corridor County Administration Building), Series 2018 A, RB	5.00%	12/01/2051	4,400	5,425,156
Los Angeles Unified School District (Election 2008), Series 2016 A, GO Bonds	5.00%	07/01/2040	1,610	1,919,619
Madera Unified School District, Series 2017, GO Bonds	4.00%	08/01/2046	5,000	5,621,150
Marin (County of), CA Healthcare District (Election 2013), Series 2017 A, GO Bonds	4.00%	08/01/2047	3,000	3,369,150
Morgan Hill Unified School District (Election of 2012), Series 2017 B, GO Bonds	4.00%	08/01/2047	2,000	2,267,780
Norman Y Mineta San Jose International Airport SJC, Series 2017 B, Ref. RB	5.00%	03/01/2042	1,300	1,581,658
Norman Y Mineta San Jose International Airport SJC, Series 2017 B, Ref. RB	5.00%	03/01/2047	5,000	6,041,250
Oxnard School District (Election of 2016), Series 2017 A, GO Bonds, (INS -BAM)(a)	5.00%	08/01/2045	10,000	12,230,800
Perris Union High School District, Series 2019 A, GO Bonds, (INS -AGM)(a)	4.00%	09/01/2048	7,500	8,640,000
Sacramento (County of), CA, Series 2016 A, Ref. RB	5.00%	07/01/2041	2,400	2,877,480
Sacramento (County of), CA, Series 2016 B, Ref. RB	5.00%	07/01/2041	2,250	2,692,868
San Diego (County of), CA Regional Transportation Commission, Series 2016 A, RB	5.00%	04/01/2048	6,620	7,945,324
San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds	4.00%	07/01/2047	5,000	5,659,550
San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds	5.00%	07/01/2047	14,165	17,333,710
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2014 B, RB	5.00%	05/01/2044	2,000	2,287,280
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2016, RB	5.00%	05/01/2046	17,315	20,789,947
San Francisco Bay Area Rapid Transit District (Election of 2016), Series 2017 A, GO Bonds	5.00%	08/01/2047	2,000	2,468,140
San Mateo & Foster (Cities of), CA Public Financing Authority (Clean Water Program), Series 2019, RB	5.00%	08/01/2049	11,000	14,059,760
Simi Valley Unified School District (Election of 2016), Series 2017 A, GO Bonds	4.00%	08/01/2046	4,000	4,521,640
University of California, Series 2016 AR, Ref. RB	5.00%	05/15/2046	9,500	11,403,135
University of California, Series 2018 O, Ref. RB	5.00%	05/15/2043	1,500	1,869,165
				391,260,687
Colorado-2.25%
Arapahoe County School District No. 6 Littleton, Series 2019 A, GO Bonds	5.50%	12/01/2043	20,000	26,045,200
Colorado (State of) Educational & Cultural Facilities Authority (University of Denver), Series 2017 A, RB	5.00%	03/01/2047	2,000	2,398,020
Colorado (State of) Health Facilities Authority (Evangelical Lutheran Good Samaritan Society (The)), Series 2017, Ref. RB(d)(e)	5.00%	06/01/2027	1,750	2,209,200
Denver (City & County of), CO, Series 2016 A, Ref. RB	5.00%	08/01/2042	1,000	1,203,730
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco National AMT-Free Municipal Bond ETF (PZA)—(continued)
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado-(continued)
Denver (City & County of), CO, Series 2016 A, Ref. RB	5.00%	08/01/2044	$750	$ 900,600
Denver (City & County of), CO Board of Water Commissioners, Series 2017 A, RB	5.00%	09/15/2047	5,000	6,161,150
Loveland (City of), CO Electric & Communications Enterprise, Series 2019 A, RB	5.00%	12/01/2044	5,000	6,173,550
				45,091,450
Connecticut-0.66%
Connecticut (State of), Series 2014 A, RB	5.00%	09/01/2034	3,250	3,759,210
Connecticut (State of), Series 2017 A, GO Bonds	5.00%	04/15/2035	3,745	4,541,561
Connecticut (State of), Series 2018 B, RB	5.00%	10/01/2038	4,000	4,958,000
				13,258,771
District of Columbia-1.00%
District of Columbia, Series 2011 G, RB	5.00%	12/01/2036	1,200	1,296,288
District of Columbia, Series 2017 A, Ref. GO Bonds	5.00%	06/01/2035	4,500	5,594,310
District of Columbia, Series 2017 A, Ref. GO Bonds	5.00%	06/01/2036	2,500	3,100,225
District of Columbia, Series 2017 A, Ref. GO Bonds	5.00%	06/01/2037	2,000	2,473,220
District of Columbia Water & Sewer Authority, Series 2013 A, RB	5.00%	10/01/2048	5,000	5,682,400
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement), Series 2019 A, Ref. RB	5.00%	10/01/2044	1,500	1,849,515
				19,995,958
Florida-5.55%
Cape Coral (City of), FL, Series 2011, Ref. RB(d)(e)	5.00%	10/01/2021	200	216,344
Davie (Town of), FL (Nova Southeastern University), Series 2018, Ref. RB	5.00%	04/01/2048	2,000	2,373,240
Florida (State of) Municipal Loan Council, Series 2011 D, RB, (INS -AGM)(a)	5.50%	10/01/2041	1,500	1,622,040
Hillsborough (County of), FL Aviation Authority (Tampa International Airport), Series 2018 F, RB	5.00%	10/01/2043	20,000	24,932,600
Hillsborough (County of), FL Aviation Authority (Tampa International Airport), Series 2018 F, RB	5.00%	10/01/2048	16,745	20,721,100
JEA Electric System Revenue, Series 2013 C, RB	5.00%	10/01/2037	950	1,050,577
Lakeland (City of), FL (Lakeland Regional Health), Series 2015, RB	5.00%	11/15/2040	1,050	1,200,507
Miami (City of), FL (Marlins Stadium), Series 2010 A, RB, (INS -AGM)(a)	5.25%	07/01/2035	2,000	2,066,440
Miami (City of), FL (Marlins Stadium), Series 2010 A, RB, (INS -AGM)(a)	5.25%	07/01/2039	2,500	2,581,575
Miami Beach (City of), FL, Series 2015, RB	5.00%	09/01/2045	2,000	2,352,700
Miami Beach (City of), FL Redevelopment Agency (City Center), Series 2015, Ref. RB, (INS -AGM)(a)	5.00%	02/01/2040	4,000	4,592,760
Miami-Dade (County of), FL, Series 2010 B, RB, (INS -AGM)(a)	5.00%	10/01/2035	7,000	7,274,680
Miami-Dade (County of), FL, Series 2010, RB(d)(e)	5.00%	10/01/2020	1,000	1,042,550
Miami-Dade (County of), FL, Series 2012 B, Ref. RB	5.00%	10/01/2037	2,215	2,446,689
Miami-Dade (County of), FL, Series 2017 A, RB	3.38%	10/01/2047	10,000	10,529,400
North Sumter County Utility Dependent District, Series 2010, RB, (INS -AGM)(a)	5.38%	10/01/2040	2,000	2,087,340
Orlando (City of), FL, Series 2018 B, RB	5.00%	10/01/2048	11,185	13,778,578
Tampa (City of) & Hillsborough (County of), FL Expressway Authority, Series 2017 C, RB	5.00%	07/01/2048	2,000	2,438,600
Tampa (City of) & Hillsborough (County of), FL Expressway Authority, Series 2017, RB	5.00%	07/01/2047	5,000	6,025,700
Tampa (City of), FL, Series 2016 A, RB	5.00%	11/15/2046	1,750	2,078,772
				111,412,192
Georgia-1.32%
Atlanta (City of), GA, Series 2009 B, RB, (INS -AGM)(a)	5.25%	11/01/2034	3,305	3,326,912
Atlanta (City of), GA, Series 2018 B, RB	5.00%	11/01/2047	5,000	6,139,000
Gainesville & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.), Series 2017 B, RB	5.50%	02/15/2042	2,000	2,509,700
Gainesville & Hall (County of), GA Hospital Authority (USG Real Estate), Series 2010 A, RB(d)(e)	5.00%	06/15/2020	1,105	1,138,471
Gainesville & Hall (County of), GA Hospital Authority (USG Real Estate), Series 2010 A, RB, (INS -AGC)(a)	5.00%	06/15/2038	3,140	3,221,420
Glynn (County of) & Brunswick (City of), GA Memorial Hospital Authority (Southeast Georgia Health System), Series 2017, RAC	5.00%	08/01/2047	3,000	3,523,380
Gwinnett (County of), GA Hospital Authority, Series 2007 D, RB, (INS -AGM)(a)	5.50%	07/01/2041	3,000	3,007,080
Medical Center Hospital Authority (Columbus Regional Healthcare), Series 2010, RB(d)(e)	5.00%	08/01/2020	1,200	1,242,276
Sandy Springs (City of), GA Public Facilities Authority (City Center), Series 2015, RB	5.00%	05/01/2041	2,000	2,415,740
				26,523,979
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco National AMT-Free Municipal Bond ETF (PZA)—(continued)
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Guam-0.60%
Guam (Territory of) Power Authority, Series 2010 A, RB(d)(e)	5.00%	10/01/2020	$1,150	$ 1,198,679
Guam (Territory of) Power Authority, Series 2012 A, Ref. RB, (INS -AGM)(a)	5.00%	10/01/2030	9,835	10,879,379
				12,078,058
Hawaii-0.35%
Hawaii (State of) Department of Budget & Finance, Series 2015 A, Ref. RB	5.00%	07/01/2035	2,000	2,330,080
Honolulu (City & County of), HI, Series 2015 A, GO Bonds	5.00%	10/01/2039	4,000	4,753,360
				7,083,440
Illinois-6.43%
Chicago (City of), IL, Series 2008, Ref. RB, (INS -AGM)(a)	5.25%	11/01/2033	440	441,188
Chicago (City of), IL, Series 2012, RB, (INS -AGM)(a)	5.00%	01/01/2037	24,375	26,071,500
Chicago (City of), IL, Series 2017 A, RB, (INS -AGM)(a)	5.25%	01/01/2042	2,500	2,996,075
Chicago (City of), IL, Series 2017 A, RB, (INS -AGM)(a)	4.00%	01/01/2052	7,000	7,561,960
Chicago (City of), IL, Series 2017 A, Ref. GO Bonds	6.00%	01/01/2038	1,000	1,200,440
Chicago (City of), IL, Series 2019 A, GO Bonds	5.00%	01/01/2044	2,000	2,279,600
Chicago (City of), IL, Series 2019 A, GO Bonds	5.50%	01/01/2049	1,500	1,781,505
Chicago (City of), IL (O’Hare International Airport), Series 2015 D, RB	5.00%	01/01/2046	1,250	1,433,613
Chicago (City of), IL (O’Hare International Airport), Series 2016 C, Ref. RB	5.00%	01/01/2037	2,900	3,440,270
Chicago (City of), IL (O’Hare International Airport), Series 2017 B, Ref. RB	5.00%	01/01/2039	7,500	9,038,850
Chicago (City of), IL (O’Hare International Airport), Series 2018 B, RB, (INS -AGM)(a)	4.00%	01/01/2053	16,375	18,449,057
Chicago (City of), IL Board of Education, Series 2016, RB	6.00%	04/01/2046	2,000	2,424,340
Chicago (City of), IL Board of Education, Series 2017 B, Ref. GO Bonds(g)	7.00%	12/01/2042	5,000	6,395,650
Chicago (City of), IL Midway International Airport, Series 2016 B, Ref. RB	5.00%	01/01/2046	6,000	6,997,620
Chicago (City of), IL Transit Authority, Series 2017, RB, (INS -AGM)(a)	5.00%	12/01/2051	10,000	11,510,600
Illinois (State of) Finance Authority (Chicago LLC - University of Chicago), Series 2017 A, RB	5.00%	02/15/2047	1,000	1,139,480
Illinois (State of) Finance Authority (Southern IL Healthcare), Series 2005, RB(d)(e)	5.25%	03/01/2020	1,000	1,020,240
Illinois (State of) Finance Authority (The Carle Foundation), Series 2011 A, RB, (INS -AGM)(a)	6.00%	08/15/2041	1,000	1,080,580
Illinois (State of) Toll Highway Authority, Series 2017 A, RB	5.00%	01/01/2042	5,000	6,110,000
Regional Transportation Authority, Series 2000, RB, (INS -NATL)(a)	6.50%	07/01/2030	1,815	2,552,235
Sales Tax Securitization Corp., Series 2018 A, Ref. RB	5.00%	01/01/2040	10,000	11,591,700
Springfield (City of), IL Electric Revenue, Series 2015, Ref. RB, (INS -AGM)(a)	5.00%	03/01/2040	3,000	3,428,130
				128,944,633
Indiana-1.15%
Indiana (State of) Health & Educational Facilities Financing Authority (Ascension Senior Credit Group), Series 2006, Ref. RB	5.00%	11/15/2046	3,000	3,562,950
Indianapolis (State of) Local Public Improvement Bond Bank (The), Series 2010 F, RB(d)(e)	5.00%	01/01/2020	535	541,811
Indianapolis Local Public Improvement Bond Bank (Courthouse and Jail), Series 2019 A, RB	5.00%	02/01/2044	5,000	6,291,250
Indianapolis Local Public Improvement Bond Bank (Courthouse and Jail), Series 2019 A, RB	5.00%	02/01/2049	9,000	11,246,400
Northern Indiana Commuter Transportation District, Series 2016, RB	5.00%	07/01/2041	1,250	1,486,350
				23,128,761
Kansas-0.26%
Kansas (State of) Department of Transportation, Series 2015, RB	5.00%	09/01/2035	2,000	2,400,720
Wyandotte (County of) & Kansas City (City of), KS Unified Government, Series 2016 A, RB	5.00%	09/01/2040	1,000	1,166,090
Wyandotte (County of) & Kansas City (City of), KS Unified Government, Series 2016 A, RB	5.00%	09/01/2045	1,500	1,742,370
				5,309,180
Kentucky-0.11%
Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.), Series 2017 A, Ref. RB, (INS -AGM)(a)	5.00%	12/01/2045	1,000	1,188,400
Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.), Series 2017 A, Ref. RB, (INS -AGM)(a)	5.00%	12/01/2047	1,000	1,099,120
				2,287,520
Louisiana-1.34%
Greater New Orleans Expressway Commission, Series 2017, RB, (INS -AGM)(a)	5.00%	11/01/2042	2,000	2,363,620
Greater New Orleans Expressway Commission, Series 2017, RB, (INS -AGM)(a)	5.00%	11/01/2047	2,000	2,354,340
Jefferson (Parish of), LA Sales Tax District, Series 2019 B, RB, (INS -AGM)(a)	5.00%	12/01/2042	2,750	3,340,535
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco National AMT-Free Municipal Bond ETF (PZA)—(continued)
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana-(continued)
Lafayette (City of), LA Public Trust Financing Authority (Ragin Cajun Facilities - Housing & Parking), Series 2010, RB(d)(e)	5.50%	10/01/2020	$1,000	$ 1,047,330
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (LCTCS Act 360), Series 2014, RB	5.00%	10/01/2039	2,000	2,299,480
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Ragin Cajun Facilities, Inc.), Series 2018, RB, (INS -AGM)(a)	5.00%	10/01/2048	3,500	4,121,915
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Woman’s Hospital Foundation), Series 2017 A, Ref. RB	5.00%	10/01/2041	3,285	3,928,334
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolitdated Garage System), Series 2018 A, RB, (INS -AGM)(a)	5.00%	10/01/2048	5,000	6,049,450
Shreveport (City of), LA, Series 2019 B, RB, (INS -AGM)(a)	4.00%	12/01/2049	1,250	1,394,025
				26,899,029
Maryland-1.05%
Baltimore (City of), MD, Series 2017, Ref. RB	5.00%	09/01/2039	1,000	1,169,140
Baltimore (City of), MD, Series 2017, Ref. RB	5.00%	09/01/2042	500	581,110
Baltimore (City of), MD (Water), Series 2017 A, RB	5.00%	07/01/2046	9,510	11,349,900
Baltimore (City of), MD (Water), Series 2019 A, RB	4.00%	07/01/2049	5,000	5,670,950
Maryland Stadium Authority (Baltimore City Public Schools), Series 2016, RB	5.00%	05/01/2046	1,900	2,255,072
				21,026,172
Massachusetts-6.36%
Massachusetts (Commonwealth of), Series 2015 A, Ref. GO Bonds	5.00%	07/01/2036	4,000	4,767,560
Massachusetts (Commonwealth of), Series 2016 A, GO Bonds	5.00%	03/01/2041	7,150	8,205,483
Massachusetts (Commonwealth of), Series 2016 A, GO Bonds	5.00%	03/01/2046	5,000	5,718,700
Massachusetts (Commonwealth of), Series 2016 J, GO Bonds	4.00%	12/01/2044	2,900	3,241,098
Massachusetts (Commonwealth of), Series 2017 A, GO Bonds	5.00%	04/01/2042	4,210	5,124,244
Massachusetts (Commonwealth of), Series 2017 A, Ref. RB	5.00%	06/01/2043	5,000	6,157,700
Massachusetts (Commonwealth of) (Rail Enhancement & Accelerated Bridge Program), Series 2018 A, RB	5.25%	06/01/2043	5,000	6,326,800
Massachusetts (Commonwealth of) (Rail Enhancement Program), Series 2015 A, RB	5.00%	06/01/2045	3,000	3,557,310
Massachusetts (Sate of) Development Finance Agency (Boston University), Series 2013 X, RB	5.00%	10/01/2048	875	985,600
Massachusetts (Sate of) Development Finance Agency (Boston University), Series 2016 BB1, RB	5.00%	10/01/2046	4,500	5,410,260
Massachusetts (Sate of) Development Finance Agency (Dana-Farber Cancer Institute), Series 2016, RB	5.00%	12/01/2041	2,665	3,185,661
Massachusetts (Sate of) Development Finance Agency (Dana-Farber Cancer Institute), Series 2016, RB	5.00%	12/01/2046	2,000	2,375,880
Massachusetts (Sate of) Water Resources Authority, Series 2016 B, Ref. RB	5.00%	08/01/2040	10,000	12,128,900
Massachusetts (Sate of) Water Resources Authority, Series 2018 B, RB	5.00%	08/01/2043	5,000	6,255,600
Massachusetts (Stat of) Bay Transportation Authority, Series 2015 A, RB	5.00%	07/01/2040	7,145	8,466,539
Massachusetts (State of), Series 2019 A, GO Bonds	5.00%	01/01/2049	5,000	6,233,850
Massachusetts (State of) School Building Authority, Series 2015 C, Ref. RB	5.00%	08/15/2037	8,770	10,454,454
Massachusetts (State of) School Building Authority, Series 2016 A, RB	5.00%	11/15/2045	3,410	4,049,511
Massachusetts (State of) School Building Authority, Series 2018 A, RB	5.25%	02/15/2048	15,180	19,010,825
Massachusetts (State of) School Building Authority, Series 2019 A, RB	5.00%	02/15/2049	5,000	5,933,750
				127,589,725
Michigan-0.69%
Detroit (City of), MI Water and Sewerage Department, Series 2012 A, Ref. RB, (INS -AGM)(a)	5.00%	07/01/2039	5,000	5,459,900
Michigan State University Board of Trustees, Series 2019 B, RB	5.00%	02/15/2044	1,250	1,567,825
University of Michigan, Series 2017 A, Ref. RB	5.00%	04/01/2042	2,000	2,454,880
University of Michigan, Series 2017 A, Ref. RB	5.00%	04/01/2047	3,100	3,788,479
Wayne (County of), MI Airport Authority (Detroit Michigan Wayne County Airport), Series 2015 D, RB	5.00%	12/01/2040	500	587,700
				13,858,784
Minnesota-0.06%
Minnesota (State of) Higher Education Facilities Authority (Bethel University), Series 2017, Ref. RB	5.00%	05/01/2047	1,000	1,156,180
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco National AMT-Free Municipal Bond ETF (PZA)—(continued)
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri-0.83%
Cape Girardeau (County of), MO Industrial Development Authority (South Eastern Health), Series 2017 A, Ref. RB	5.00%	03/01/2036	$1,000	$ 1,163,140
Kansas City (City of), MO (Downtown Arena), Series 2016 E, Ref. RB	5.00%	04/01/2040	2,190	2,530,238
Metropolitan St. Louis Sewer District, Series 2016 C, RB	5.00%	05/01/2046	1,000	1,194,450
Metropolitan St. Louis Sewer District, Series 2017 A, Ref. RB	5.00%	05/01/2047	750	912,210
Missouri (State of) & Illinois (State of) Metropolitan District Bi-State Development Agency (MetroLink Cross County Extension), Series 2009, RB, (INS -AGC)(a)	5.00%	10/01/2035	5,240	5,254,201
Missouri (State of) Health & Educational Facilities Authority (Mosaic Health System), Series 2019A, RB	4.00%	02/15/2049	5,000	5,597,350
				16,651,589
Montana-0.14%
Missoula (City of), MT, Series 2019 A, RB	4.00%	07/01/2044	2,400	2,723,184
Nebraska-0.06%
Omaha (City of), NE Public Power District, Series 2017 A, Ref. RB	5.00%	02/01/2042	1,000	1,228,290
Nevada-0.66%
Clark (County of), NV Department of Aviation, Series 2017 A-2, Ref. GO Bonds	5.00%	07/01/2040	9,335	11,417,825
Las Vegas Valley Water District, Series 2012 B, GO Bonds	5.00%	06/01/2042	1,650	1,805,628
				13,223,453
New Jersey-0.89%
New Jersey (State of) Economic Development Authority (State House), Series 2017 B, RB	5.00%	06/15/2043	1,000	1,175,410
New Jersey (State of) Health Care Facilities Financing Authority (Barnabas Health), Series 2011 A, Ref. RB(d)(e)	5.63%	07/01/2021	500	540,665
New Jersey (State of) Health Care Facilities Financing Authority (Princeton HealthCare System), Series 2016 A, Ref. RB	5.00%	07/01/2039	1,000	1,212,260
New Jersey (State of) Health Care Facilities Financing Authority (University Hospital), Series 2015 A, RB, (INS -AGM)(a)	5.00%	07/01/2046	3,000	3,433,380
New Jersey (State of) Turnpike Authority, Series 2017 A-1, RB	5.00%	01/01/2034	6,000	7,399,020
New Jersey (State of) Turnpike Authority, Series 2017 B, Ref. RB	5.00%	01/01/2040	1,000	1,233,350
Newark (City of), NJ Housing Authority, Series 2016, Ref. RB, (INS -AGM)(a)	5.00%	12/01/2038	2,500	2,963,525
				17,957,610
New York-17.32%
Build NYC Resource Corp. (New York Law School), Series 2016, Ref. RB	5.00%	07/01/2041	5,000	5,658,200
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB	5.00%	02/15/2042	5,000	6,104,800
Long Island (City of), NY Power Authority, Series 2014 A, Ref. RB	5.00%	09/01/2039	2,500	2,899,900
Long Island (City of), NY Power Authority, Series 2017, RB	5.00%	09/01/2042	1,300	1,595,646
Long Island (City of), NY Power Authority, Series 2017, RB	5.00%	09/01/2047	1,000	1,218,000
Long Island (City of), NY Power Authority, Series 2018, RB	5.00%	09/01/2039	5,000	6,271,550
Metropolitan Transportation Authority, Series 2012 A-1, RB	5.00%	11/15/2040	13,190	14,725,052
Metropolitan Transportation Authority, Series 2012 E, RB, (INS -AGM)(a)	5.00%	11/15/2042	1,510	1,678,743
Metropolitan Transportation Authority, Series 2015 C-1, Ref. RB	5.00%	11/15/2035	5,000	5,953,700
Metropolitan Transportation Authority, Series 2019 B, RB, (INS -AGM)(a)	4.00%	11/15/2049	9,000	10,247,850
Metropolitan Transportation Authority (Climate Bond), Series 2016 B-1, RB	5.00%	11/15/2046	2,350	2,830,927
MTA Hudson Rail Yards Trust Obligations, Series 2016 A, RB	5.00%	11/15/2046	535	538,884
MTA Hudson Rail Yards Trust Obligations, Series 2016 A, RB	5.00%	11/15/2051	2,000	2,142,180
New York & New Jersey (States of) Port Authority, Series 2014, RB	5.00%	09/01/2039	6,000	7,016,220
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.00%	10/15/2041	17,960	21,449,089
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.00%	05/01/2045	3,500	4,116,630
New York & New Jersey (States of) Port Authority, Series 2017 200, Ref. RB	5.25%	10/15/2057	2,400	2,933,400
New York & New Jersey (States of) Port Authority, Series 2018, Ref. RB	5.00%	09/01/2048	6,590	8,203,825
New York (City of), NY, Series 2009 CC, VRD RB(b)	1.36%	06/15/2041	20,000	20,000,000
New York (City of), NY, Series 2017 B-1, GO Bonds	5.00%	12/01/2041	4,955	5,997,136
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium), Series 2009, RB, (INS -AGC)(a)	6.50%	01/01/2046	500	501,885
New York (City of), NY Industrial Development Agency (Yankee Stadium), Series 2009 A, RB, (INS -AGC)(a)	7.00%	03/01/2049	3,000	3,014,670
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco National AMT-Free Municipal Bond ETF (PZA)—(continued)
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (City of), NY Municipal Water Finance Authority, Series 2012 BB, RB	5.00%	06/15/2044	$3,295	$ 3,568,485
New York (City of), NY Municipal Water Finance Authority, Series 2013 BB, RB	5.00%	06/15/2047	9,640	10,732,983
New York (City of), NY Municipal Water Finance Authority, Series 2013 EE, RB	5.00%	06/15/2047	500	565,100
New York (City of), NY Municipal Water Finance Authority, Series 2014 CC-1, RB	5.00%	06/15/2047	11,180	12,945,993
New York (City of), NY Municipal Water Finance Authority, Series 2015 EE, Ref. RB	5.00%	06/15/2036	600	702,534
New York (City of), NY Municipal Water Finance Authority, Series 2017 EE, Ref. RB	5.00%	06/15/2037	5,750	7,120,742
New York (City of), NY Municipal Water Finance Authority, Series 2018 DD-1, RB	3.63%	06/15/2048	8,000	8,529,920
New York (City of), NY Transitional Finance Authority, Series 2011 D-1, RB	5.00%	02/01/2035	4,150	4,370,448
New York (City of), NY Transitional Finance Authority, Series 2012 S-1A, RB	5.25%	07/15/2037	4,200	4,510,086
New York (City of), NY Transitional Finance Authority, Series 2015 A-1, RB	5.00%	08/01/2035	2,000	2,343,620
New York (City of), NY Transitional Finance Authority, Series 2015 B-1, RB	5.00%	08/01/2042	4,330	5,034,448
New York (City of), NY Transitional Finance Authority, Series 2015 S-1, RB	5.00%	07/15/2040	3,000	3,514,350
New York (City of), NY Transitional Finance Authority, Series 2017 B-1, RB	4.00%	08/01/2041	1,850	2,079,752
New York (City of), NY Transitional Finance Authority, Series 2019 S-3A, Ref. RB	5.00%	07/15/2037	1,000	1,261,300
New York (City of), NY Transitional Finance Authority, Series 2019, RB	4.00%	11/01/2040	10,000	11,638,900
New York (State of) Dormitory Authority, Series 2010 F, RB	5.00%	02/15/2035	1,325	1,347,379
New York (State of) Dormitory Authority, Series 2011 C, RB	5.00%	03/15/2041	4,000	4,242,200
New York (State of) Dormitory Authority, Series 2012 B, RB	5.00%	03/15/2042	4,500	4,891,230
New York (State of) Dormitory Authority, Series 2014 E, Ref. RB	5.00%	02/15/2044	1,905	2,224,373
New York (State of) Dormitory Authority, Series 2015 A, Ref. RB	5.00%	03/15/2035	7,530	8,966,272
New York (State of) Dormitory Authority (Columbia University), Series 2016 A-2, RB	5.00%	10/01/2046	2,000	3,188,880
New York (State of) Dormitory Authority (Columbia University), Series 2016 A-2, RB	5.00%	10/01/2046	500	603,005
New York (State of) Dormitory Authority (Columbia University), Series 2018 B, Ref. RB	5.00%	10/01/2038	5,000	6,380,550
New York (State of) Dormitory Authority (Cornell University), Series 2010 A, RB	5.00%	07/01/2035	3,060	3,158,471
New York (State of) Dormitory Authority (Fordham University), Series 2016 A, Ref. RB	5.00%	07/01/2041	750	894,975
New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai), Series 2015 A, Ref. RB	5.00%	07/01/2035	3,000	3,525,810
New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai), Series 2015 A, Ref. RB	5.00%	07/01/2040	3,235	3,757,226
New York (State of) Dormitory Authority (New School (The)), Series 2015 A, Ref. RB	5.00%	07/01/2045	3,500	4,067,910
New York (State of) Dormitory Authority (New School (The)), Series 2016 A, Ref. RB	5.00%	07/01/2046	1,000	1,188,990
New York (State of) Dormitory Authority (New York University), Series 2012 A, RB	5.00%	07/01/2037	1,200	1,327,128
New York (State of) Dormitory Authority (New York University), Series 2015 A, Ref. RB	5.00%	07/01/2035	2,350	2,817,955
New York (State of) Dormitory Authority (New York University), Series 2019 A, RB	5.00%	07/01/2042	7,000	8,991,920
New York (State of) Dormitory Authority (North Shore - Long Island Jewish Obligated Group), Series 2015 A, Ref. RB	5.00%	05/01/2036	2,440	2,894,840
New York (State of) Dormitory Authority (NYU Hospitals Center), Series 2014, Ref. RB	5.00%	07/01/2034	2,500	2,910,275
New York (State of) Dormitory Authority (State University of New York), Series 2015 B, Ref. RB	5.00%	07/01/2045	6,325	7,404,361
New York (State of) Thruway Authority, Series 2016 A, RB	5.25%	01/01/2056	4,000	4,742,360
New York City (City of), NY Water & Sewer System, Series 2012 CC, Ref. RB(d)(e)	5.00%	12/15/2021	1,535	1,674,532
New York City (City of), NY Water & Sewer System, Series 2012 CC, Ref. RB	5.00%	06/15/2045	8,670	9,388,223
New York City (City of), NY Water & Sewer System, Series 2019 BB-1, RB	5.00%	06/15/2049	10,000	12,707,300
New York City (City of), NY Water & Sewer System, Series 2019 FF, RB	4.00%	06/15/2049	2,500	2,871,800
New York City (City of), NY Water & Sewer System, Series 2019 FF, RB	5.00%	06/15/2049	6,165	7,760,749
New York Convention Center Development Corp., Series 2015, Ref. RB	5.00%	11/15/2045	3,000	3,549,090
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB	5.00%	11/15/2040	2,000	2,389,760
New York Liberty Development Corp., Series 2019, Ref. RB	2.80%	09/15/2069	1,500	1,560,930
New York State Urban Development Corp., Series 2013 A-1, RB	5.00%	03/15/2043	1,000	1,118,070
Triborough Bridge & Tunnel Authority, Series 2015 A, RB	5.00%	11/15/2040	525	621,007
Triborough Bridge & Tunnel Authority, Series 2016 A, Ref. RB	5.00%	11/15/2041	4,000	4,818,480
Triborough Bridge & Tunnel Authority, Series 2016 A, Ref. RB	5.00%	11/15/2046	3,000	3,596,910
Triborough Bridge & Tunnel Authority, Series 2017 B, Ref. RB	5.00%	11/15/2038	1,500	1,855,320
				347,455,229
North Carolina-1.04%
Charlotte (City of), NC, Series 2017 A, RB	5.00%	07/01/2047	2,000	2,442,520
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco National AMT-Free Municipal Bond ETF (PZA)—(continued)
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
North Carolina-(continued)
Charlotte (City of), NC, Series 2019, RB	5.00%	07/01/2049	$11,750	$ 14,862,692
North Carolina (State of) Capital Facilities Finance Agency (Duke University), Series 2015 B, Ref. RB	5.00%	10/01/2055	3,000	3,559,920
				20,865,132
Ohio-1.89%
American Municipal Power, Inc. (Greenup Hydroelectric), Series 2016 A, RB	5.00%	02/15/2041	2,000	2,346,500
American Municipal Power, Inc. (Greenup Hydroelectric), Series 2016 A, RB	5.00%	02/15/2046	2,000	2,332,960
Cleveland (City of), OH, Series 2012 A, Ref. RB, (INS -AGM)(a)	5.00%	01/01/2031	1,000	1,078,380
Hamilton (County of), OH (Christ Hospital), Series 2012, RB, (INS -AGM)(a)	5.00%	06/01/2042	4,400	4,709,364
North Royalton City School District, Series 2017, GO Bonds	5.00%	12/01/2047	5,000	5,849,450
Northeast Ohio Regional Sewer District, Series 2014, Ref. RB	5.00%	11/15/2049	6,500	7,517,185
Ohio (State of) Higher Educational Facility Commission (Summa Health System-2010), Series 2010, RB, (INS -AGM)(a)	5.25%	11/15/2035	1,000	1,025,390
Ohio State University (The), Series 2014 A, RB	5.00%	12/01/2039	11,100	12,998,100
				37,857,329
Oklahoma-0.72%
Grand River Dam Authority, Series 2014 A, RB	5.00%	06/01/2039	3,500	4,035,920
Oklahoma (State of) Turnpike Authority, Series 2017 A, RB	5.00%	01/01/2042	5,000	5,938,700
Oklahoma (State of) Turnpike Authority, Series 2017 C, RB	5.00%	01/01/2047	1,660	1,990,058
Oklahoma (State of) Turnpike Authority, Series 2018 A, RB	5.00%	01/01/2043	2,000	2,413,660
				14,378,338
Oregon-0.96%
Oregon (State of) (Article XI-G OHSU), Series 2017 H, GO Bonds	5.00%	08/01/2042	5,000	6,176,450
Oregon (State of) (Article XI-Q State), Series 2017 A, GO Bonds	5.00%	05/01/2042	2,500	3,072,025
Oregon (State of) Facilities Authority (Reed College), Series 2017, Ref. RB	5.00%	07/01/2047	1,000	1,213,970
University of Oregon, Series 2015 A, RB	5.00%	04/01/2045	7,515	8,747,235
				19,209,680
Pennsylvania-2.97%
Berks (County of), PA Industrial Development Authority (Tower Health), Series 2017, Ref. RB	3.75%	11/01/2042	1,000	1,060,500
Delaware River Joint Toll Bridge Commission (Pennsylvania - New Jersey), Series 2017, RB	5.00%	07/01/2042	1,000	1,224,950
Lackawanna (County of), PA, Series 2010 B, GO Bonds(d)(e)	5.00%	09/01/2020	1,255	1,303,016
Lackawanna (County of), PA, Series 2010 B, GO Bonds, (INS -AGM)(a)	5.00%	09/01/2035	745	770,554
Lancaster (County of), PA Hospital Authority (University of Pennsylvania), Series 2016, Ref. RB	5.00%	08/15/2046	1,500	1,776,045
Pennsylvania (Commonwealth of) (Municipal Real Estate Funding, LLC), Series 2018 A, Ref. COP	5.00%	07/01/2043	250	302,223
Pennsylvania (State of) Higher Educational Facilities Authority (Trustees of the University of Pennsylvania), Series 2017 A, RB	5.00%	08/15/2046	2,000	2,434,000
Pennsylvania (State of) Higher Educational Facilities Authority (Trustees University of Pennsylvania), Series 2018 A, RB	5.00%	02/15/2048	1,410	1,744,734
Pennsylvania (State of) Turnpike Commission, Series 2012 B, RB, (INS -AGM)(a)	5.00%	12/01/2042	8,800	9,582,936
Pennsylvania (State of) Turnpike Commission, Series 2014 B, RB	5.25%	12/01/2039	15,000	17,255,400
Pennsylvania (State of) Turnpike Commission, Series 2018 B, RB	5.25%	12/01/2048	5,000	6,191,550
Pennsylvania State University (The), Series 2010, RB	5.00%	03/01/2040	2,710	2,758,184
Philadelphia (City of), PA, Series 2010 A, RB, (INS -AGM)(a)	5.00%	06/15/2035	600	616,128
Philadelphia (City of), PA, Series 2010 C, RB(d)(e)	5.00%	08/01/2020	875	906,071
Philadelphia (City of), PA (Philadelphia Gas Works Co.), Series 2017 15, Ref. RB	5.00%	08/01/2047	7,000	8,331,610
Philadelphia (City of), PA Industrial Development Authority (Thomas Jefferson University), Series 2017 A, Ref. RB	5.00%	09/01/2042	1,950	2,312,329
South Fork (Borough of), PA Municipal Authority (Conemaugh Valley Memorial Hospital), Series 2005 B, RB(d)(e)	5.38%	07/01/2020	1,000	1,034,070
				59,604,300
Puerto Rico-0.61%
Puerto Rico (Commonwealth of), Series 2007 A-4, Ref. GO Bonds, (INS -AGM)(a)	5.00%	07/01/2031	500	507,965
Puerto Rico (Commonwealth of), Series 2012 A, Ref. GO Bonds, (INS -AGM)(a)	5.00%	07/01/2035	7,150	7,525,018
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority, Series 2008 A, RB, (INS -AGC)(a)	5.13%	07/01/2047	4,050	4,160,565
				12,193,548
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Invesco National AMT-Free Municipal Bond ETF (PZA)—(continued)
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Rhode Island-0.12%
Rhode Island Health & Educational Building Corp. (Providence College), Series 2017, RB	5.00%	11/01/2047	$2,000	$ 2,388,840
South Carolina-1.30%
South Carolina (State of) Public Service Authority, Series 2013 E, RB	5.00%	12/01/2048	4,660	5,186,720
South Carolina (State of) Public Service Authority, Series 2014 C, Ref. RB	5.00%	12/01/2039	2,000	2,293,160
South Carolina (State of) Public Service Authority, Series 2015 E, RB	5.25%	12/01/2055	2,500	2,924,900
South Carolina (State of) Public Service Authority, Series 2016 A, Ref. RB	5.00%	12/01/2035	6,250	7,456,875
South Carolina (State of) Public Service Authority, Series 2016 A, Ref. RB	5.00%	12/01/2037	7,000	8,312,570
				26,174,225
Tennessee-0.91%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Board (Vanderbilt University), Series 2016, RB	5.00%	07/01/2040	3,000	3,547,140
Metropolitan Government Nashville & Davidson County Health & Educational Facs Board (Vanderbilt University), Series 2017 A, RB	4.00%	07/01/2047	1,250	1,377,938
Metropolitan Nashville Airport Authority (The), Series 2015 A, RB	5.00%	07/01/2045	1,500	1,739,820
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Series 2016 A, RB	5.00%	07/01/2035	2,000	2,385,860
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Series 2016 A, RB	5.00%	07/01/2046	2,750	3,217,802
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Series 2017 A, RB	5.00%	07/01/2048	2,000	2,355,420
Tennessee (State of) School Bond Authority, Series 2017, RB	5.00%	11/01/2047	3,000	3,701,220
				18,325,200
Texas-11.07%
Austin (City of), TX, Series 2016, Ref. RB	5.00%	11/15/2041	1,000	1,210,690
Austin (City of), TX, Series 2016, Ref. RB	5.00%	11/15/2045	1,000	1,203,180
Austin (City of), TX, Series 2019 B, RB	5.00%	11/15/2049	15,000	18,943,500
Central Texas Regional Mobility Authority, Series 2016, Ref. RB	5.00%	01/01/2040	1,250	1,456,425
Central Texas Regional Mobility Authority, Series 2016, Ref. RB	5.00%	01/01/2046	700	807,891
Clifton Higher Education Finance Corp. (Idea Public Schools), Series 2017, Ref. RB	4.00%	08/15/2042	8,500	9,474,610
Dallas (City of), TX, Series 2017, RB	5.00%	10/01/2046	6,000	7,347,240
Dallas (City of), TX (Civic Center Convention Complex), Series 2009, Ref. RB, (INS -AGC)(a)	5.25%	08/15/2034	2,500	2,506,975
Dallas (City of), TX Area Rapid Transit, Series 2016 A, Ref. RB	5.00%	12/01/2046	5,540	6,546,175
Grand Parkway Transportation Corp., Series 2018 A, RB	5.00%	10/01/2043	20,000	24,612,600
Harris County-Houston Sports Authority, Series 2014 A, Ref. RB	5.00%	11/15/2053	3,950	4,486,212
Hutto (City of), TX, Series 2017, GO Bonds, (INS -AGM)(a)	5.00%	08/01/2057	10,000	11,865,300
Lamar Consolidated Independent School District, Series 2018, GO Bonds	5.00%	02/15/2043	5,000	6,056,750
Lower Colorado River Authority, Series 2012 A, Ref. RB	5.00%	05/15/2039	1,900	2,070,392
Lower Colorado River Authority, Series 2013, Ref. RB	5.00%	05/15/2039	1,000	1,113,590
Lower Colorado River Authority, Series 2015, Ref. RB	5.00%	05/15/2040	500	584,735
Lower Colorado River Authority (LCRA Transmission Services Corp.), Series 2019, Ref. RB	5.00%	05/15/2044	2,000	2,416,080
Mesquite Independent School District, Series 2018, GO Bonds	5.00%	08/15/2048	5,000	6,097,650
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.), Series 2016, RB	5.00%	07/01/2046	1,000	1,116,030
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.), Series 2016, RB	5.00%	07/01/2051	1,000	1,103,080
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing College Station I, LLC-Texas A&M University), Series 2014 A, RB, (INS -AGM)(a)	5.00%	04/01/2046	1,250	1,400,525
North Fort Bend Water Authority, Series 2009, RB, (INS -AGC)(a)	5.25%	12/15/2034	5,000	5,056,300
North Fort Bend Water Authority, Series 2011, RB, (INS -AGM)(a)	5.00%	12/15/2036	2,500	2,707,050
North Texas Tollway Authority, Series 2015 B, Ref. RB	5.00%	01/01/2040	2,500	2,790,525
North Texas Tollway Authority, Series 2016 A, Ref. RB	5.00%	01/01/2039	1,800	2,131,380
North Texas Tollway Authority, Series 2017 A, Ref. RB	5.00%	01/01/2048	11,270	13,670,510
North Texas Tollway Authority, Series 2018, Ref. RB	5.00%	01/01/2048	5,000	6,031,200
Prosper Independent School District, Series 2017, GO Bonds	5.00%	02/15/2047	1,000	1,207,140
Prosper Independent School District, Series 2019, GO Bonds	5.00%	02/15/2049	6,500	8,121,685
Richardson Independent School District, Series 2017, GO Bonds	5.00%	02/15/2042	2,285	2,722,920
Rockwall Independent School District, Series 2016, GO Bonds	5.00%	02/15/2046	2,045	2,375,636
San Antonio (City of), TX, Series 2017, RB	5.00%	02/01/2047	10,000	12,141,400
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco National AMT-Free Municipal Bond ETF (PZA)—(continued)
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
San Antonio (City of), TX Water System, Series 2018 A, Ref. RB	5.00%	05/15/2043	$2,500	$ 3,094,925
San Jacinto College District, Series 2019 A, GO Bonds	5.00%	02/15/2049	2,000	2,464,260
San Jacinto River Authority (Groundwater Reduction Plan Division), Series 2011, RB, (INS -AGM)(a)	5.00%	10/01/2037	1,000	1,002,790
Sherman Independent School District, Series 2018 A, GO Bonds	5.00%	02/15/2045	6,785	8,350,707
Socorro Independent School District, Series 2019, GO Bonds	4.00%	08/15/2044	4,000	4,565,600
Spring Independent School District, Series 2017, GO Bonds	5.00%	08/15/2042	2,000	2,415,300
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Scott & White Health), Series 2016, Ref. RB	5.00%	11/15/2045	750	877,582
Texas (State of), Series 2014 A, Ref. GO Bonds	5.00%	10/01/2044	3,280	3,826,940
Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2015 C, Ref. RB	5.00%	08/15/2042	2,500	2,826,900
Texas (State of) Water Development Board, Series 2015 A, RB	5.00%	10/15/2045	3,910	4,649,381
Texas (State of) Water Development Board, Series 2016, RB	5.00%	10/15/2046	1,000	1,208,440
Texas (State of) Water Development Board, Series 2017 A, RB	5.00%	10/15/2047	4,975	6,111,340
Texas (State of) Water Development Board, Series 2018 B, RB	5.00%	04/15/2049	5,000	6,229,550
Ysleta Independent School District, Series 2017, GO Bonds	5.00%	08/15/2047	2,500	2,994,875
				221,993,966
Utah-0.55%
Salt Lake City Corp., Series 2017 B, RB	5.00%	07/01/2042	2,000	2,433,660
Salt Lake City Corp., Series 2017 B, RB	5.00%	07/01/2047	4,000	4,830,160
Salt Lake City Corp., Series 2018 B, RB	5.00%	07/01/2048	3,000	3,690,270
				10,954,090
Vermont-0.37%
University of Vermont & State Agricultural College, Series 2009, RB	5.13%	10/01/2039	7,370	7,392,331
Virginia-0.23%
Lynchburg Economic Development Authority, Series 2017 A, Ref. RB	5.00%	01/01/2047	1,000	1,182,420
Roanoke (City of), VA Industrial Development Authority (Carilion Clinic Obligated Group), Series 2005, RB(d)(e)	5.00%	07/01/2020	15	15,478
Roanoke (City of), VA Industrial Development Authority (Carilion Health System), Series 2005 B, RB, (INS -AGM)(a)	5.00%	07/01/2038	985	1,009,930
Virginia (Commonwealth of) Transportation Board, Series 2017 A, Ref. RB	4.00%	05/15/2036	2,000	2,327,640
				4,535,468
Washington-2.90%
Central Puget Sound Regional Transit Authority, Series 2016 S-1, RB	5.00%	11/01/2041	6,500	7,887,295
Central Puget Sound Regional Transit Authority, Series 2016 S-1, RB	5.00%	11/01/2046	3,000	4,621,980
King & Snohomish Counties School District No. 417 Northshore, Series 2018, GO Bonds	5.00%	12/01/2036	2,000	2,521,060
King (County of), WA, Series 2016 B, Ref. RB	5.00%	07/01/2039	14,695	16,505,718
Snohomish (County of) Public Utility District No. 1, Series 2015, RB	5.00%	12/01/2040	1,000	1,184,420
Washington (State of), Series 2017 D, GO Bonds	5.00%	02/01/2038	5,000	6,129,500
Washington (State of), Series 2018 C, GO Bonds	5.00%	02/01/2042	13,685	16,951,062
Washington (State of) (SR 520 Corridor Program - Toll Revenue), Series 2011 C, GO Bonds	5.00%	06/01/2041	1,340	1,420,092
Washington (State of) Health Care Facilities Authority (Virginia Mason Medical Center), Series 2017, RB	4.00%	08/15/2042	1,000	1,062,510
				58,283,637
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Invesco National AMT-Free Municipal Bond ETF (PZA)—(continued)
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin-0.38%
Public Finance Authority (KU Campus Development Corp. - Central District Development), Series 2016, RB	5.00%	03/01/2041	$5,000	$ 5,934,950
Wisconsin (State of) Health & Educational Facilities Authority (ProHealth Care, Inc. Obligated Group), Series 2015, Ref. RB	5.00%	08/15/2039	1,500	1,686,300
				7,621,250
TOTAL INVESTMENTS IN SECURITIES(h)-98.35%
(Cost $1,833,643,922)				1,972,979,488
OTHER ASSETS LESS LIABILITIES-1.65%				33,018,769
NET ASSETS-100.00%				$ 2,005,998,257

Investment Abbreviations:
AGC	-Assured Guaranty Corp.
AGM	-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
LOC	-Letter of Credit
NATL	-National Public Finance Guarantee Corp.
RAC	-Revenue Anticipation Certificates
RB	-Revenue Bonds
Ref.	-Refunding
RN	-Revenue Notes
VRD	-Variable Rate Demand
Wts.	-Warrants

Notes to Schedule of Investments:
(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2019.
(c)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Security subject to crossover refunding.
(g)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2019 represented less than 1% of the Fund’s Net Assets.
(h)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Assured Guaranty Municipal Corp.	12.42%
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco New York AMT-Free Municipal Bond ETF (PZT)
August 31, 2019
Schedule of Investments
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-96.75%
Guam-1.39%
Guam (Territory of) Power Authority, Series 2012 A, Ref. RB, (INS -AGM)(a)	5.00%	10/01/2030	$1,000	$ 1,106,190
New York-95.36%
Battery Park (City of), NY Authority, Series 2019, RB	4.00%	11/01/2044	1,000	1,183,000
Battery Park (City of), NY Authority, Series 2019, RB	5.00%	11/01/2049	1,500	1,926,270
Brooklyn Arena Local Development Corp. (Barclays Center), Series 2016 A, Ref. RB	5.00%	07/15/2042	2,000	2,348,420
Build NYC Resource Corp. (New York Law School), Series 2016, Ref. RB	5.00%	07/01/2041	1,000	1,131,640
Dutchess County Local Development Corp., Series 2016 B, RB	5.00%	07/01/2046	500	589,205
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB	5.00%	02/15/2042	450	549,432
Long Island (City of), NY Power Authority, Series 2014 A, Ref. RB	5.00%	09/01/2044	2,000	2,300,380
Metropolitan Transportation Authority, Series 2016 A1, RB	5.25%	11/15/2056	1,000	1,194,480
Metropolitan Transportation Authority, Series 2019 B, RB, (INS -AGM)(a)	4.00%	11/15/2049	1,000	1,138,650
Metropolitan Transportation Authority (Climate Bond), Series 2016 B-1, RB	5.00%	11/15/2046	1,500	1,806,975
MTA Hudson Rail Yards Trust Obligations, Series 2016 A, RB	5.00%	11/15/2046	540	543,920
MTA Hudson Rail Yards Trust Obligations, Series 2016 A, RB	5.00%	11/15/2051	1,240	1,328,152
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.25%	10/15/2055	1,000	1,208,630
New York & New Jersey (States of) Port Authority, Series 2018, Ref. RB	5.00%	09/01/2048	1,500	1,867,335
New York (City of), NY, Series 2012 G-3, VRD GO Bonds, (LOC - Citibank N.A.)(b)(c)	1.27%	04/01/2042	2,500	2,500,000
New York (City of), NY, Series 2016 A4, VRD GO Bonds, (LOC - Citibank N.A.)(b)(c)	1.27%	08/01/2044	1,000	1,000,000
New York (City of), NY, Series 2017 A-1, GO Bonds	5.00%	08/01/2038	500	604,450
New York (City of), NY, Series 2017 B-1, GO Bonds	4.00%	12/01/2043	2,000	2,248,940
New York (City of), NY, Series 2018 E-1, GO Bonds	5.00%	03/01/2038	1,000	1,250,080
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium), Series 2009, RB, (INS -AGC)(a)	6.50%	01/01/2046	2,500	2,509,425
New York (City of), NY Industrial Development Agency (Yankee Stadium), Series 2009 A, RB, (INS -AGC)(a)	7.00%	03/01/2049	2,000	2,009,780
New York (City of), NY Municipal Water Finance Authority, Series 2017 EE, Ref. RB	5.25%	06/15/2037	1,000	1,264,010
New York (City of), NY Municipal Water Finance Authority, Series 2018 DD-1, RB	3.63%	06/15/2048	2,000	2,132,480
New York (City of), NY Transitional Finance Authority, Series 2015 S-2, RB	5.00%	07/15/2035	1,000	1,194,090
New York (City of), NY Transitional Finance Authority, Series 2016 S-1, RB	5.00%	07/15/2043	1,000	1,193,680
New York (City of), NY Transitional Finance Authority, Series 2017 E-1, RB	5.00%	02/01/2043	1,500	1,815,600
New York (City of), NY Transitional Finance Authority, Series 2018 B-1, RB	5.00%	08/01/2045	1,000	1,213,270
New York (City of), NY Transitional Finance Authority, Series 2018 S-3, RB	4.00%	07/15/2046	1,000	1,136,150
New York (City of), NY Transitional Finance Authority, Series 2018 S-4A, Ref. RB	5.00%	07/15/2037	1,000	1,261,300
New York (City of), NY Transitional Finance Authority, Series 2019, RB	4.00%	11/01/2042	2,000	2,319,000
New York (State of) Dormitory Authority, Series 2011 C, RB	5.00%	03/15/2041	2,170	2,301,393
New York (State of) Dormitory Authority, Series 2012 B, RB	5.00%	03/15/2042	1,200	1,304,328
New York (State of) Dormitory Authority, Series 2017 A, Ref. RB	5.00%	02/15/2038	1,000	1,222,210
New York (State of) Dormitory Authority, Series 2018 C, Ref. RB	5.00%	03/15/2043	1,000	1,235,060
New York (State of) Dormitory Authority (Catholic Health System Obligated Group), Series 2019 A, Ref. RB	4.00%	07/01/2045	500	558,880
New York (State of) Dormitory Authority (Columbia University), Series 2017 A, RB	5.00%	10/01/2047	1,000	1,606,250
New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai), Series 2015 A, Ref. RB	5.00%	07/01/2035	2,000	2,350,540
New York (State of) Dormitory Authority (New School (The)), Series 2016 A, Ref. RB	5.00%	07/01/2046	1,000	1,188,990
New York (State of) Dormitory Authority (New York University), Series 2001-1, RB, (INS -AMBAC)(a)	5.50%	07/01/2040	1,500	2,233,530
New York (State of) Dormitory Authority (NYU Hospitals Center), Series 2014, Ref. RB	5.00%	07/01/2034	1,500	1,746,165
New York (State of) Power Authority, Series 2007 A, RB, (INS -NATL)(a)	4.50%	11/15/2047	185	185,403
New York (State of) Thruway Authority, Series 2016 A, RB	5.00%	01/01/2046	1,000	1,184,440
New York (State of) Utility Debt Securitization Authority, Series 2013, RB	5.00%	12/15/2041	1,500	1,719,495
New York (State of) Utility Debt Securitization Authority, Series 2017, RB	5.00%	12/15/2038	2,000	2,524,360
New York City (City of), NY Water & Sewer System, Series 2019 BB-1, RB	4.00%	06/15/2049	1,000	1,155,470
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB	5.00%	11/15/2040	1,885	2,252,349
New York Liberty Development Corp. (4 World Trade Center), Series 2011, Ref. RB	5.00%	11/15/2044	2,000	2,152,020
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Invesco New York AMT-Free Municipal Bond ETF (PZT)—(continued)
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York State Environmental Facilities Corp., Series 2016, Ref. RB	5.00%	06/15/2041	$1,000	$ 1,217,700
Triborough Bridge & Tunnel Authority, Series 2016 A, Ref. RB	5.00%	11/15/2046	1,470	1,762,486
Triborough Bridge & Tunnel Authority, Series 2017 B, Ref. RB	5.00%	11/15/2038	1,000	1,236,880
				75,906,693
TOTAL INVESTMENTS IN SECURITIES(d)-96.75%
(Cost $72,116,720)				77,012,883
OTHER ASSETS LESS LIABILITIES-3.25%				2,588,063
NET ASSETS-100.00%				$ 79,600,946

Investment Abbreviations:
AGC	-Assured Guaranty Corp.
AGM	-Assured Guaranty Municipal Corp.
AMBAC	-American Municipal Bond Assurance Corp.
GO	-General Obligation
INS	-Insurer
LOC	-Letter of Credit
NATL	-National Public Finance Guarantee Corp.
RB	-Revenue Bonds
Ref.	-Refunding
VRD	-Variable Rate Demand

Notes to Schedule of Investments:
(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2019.
(c)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(d)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Assured Guaranty Corp.	5.87%
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco Preferred ETF (PGX)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Preferred Stocks-99.90%
Automobiles-0.51%
Ford Motor Co., Pfd., 6.20%	999,846	$ 27,465,770
Banks-33.71%
Associated Banc-Corp.
Series D, Pfd., 5.38%(b)	108,177	2,784,357
Series E, Pfd., 5.88%(b)	57,733	1,558,791
Bank of America Corp.
Series KK, Pfd., 5.38%	1,960,997	51,731,101
Series HH, Pfd., 5.88%	1,577,713	43,008,456
Series EE, Pfd., 6.00%	1,395,939	36,922,587
Series GG, Pfd., 6.00%(b)	2,267,747	60,866,329
Series CC, Pfd., 6.20%	1,712,464	44,866,557
Series Y, Pfd., 6.50%	2,639,843	67,817,567
Series W, Pfd., 6.63%	827,827	20,695,675
BB&T Corp.
Series E, Pfd., 5.63%(b)	2,016,397	50,430,089
Series H, Pfd., 5.63%	730,740	19,254,999
Series D, Pfd., 5.85%	479,831	12,000,573
BOK Financial Corp., Pfd., 5.38%	236,050	6,104,253
Citigroup, Inc.
Series S, Pfd., 6.30%(b)	1,624,037	42,663,452
Series K, Pfd., 6.88%	3,320,840	92,817,478
Series J, Pfd., 7.13%	390,464	11,202,412
Citizens Financial Group, Inc., Series D, Pfd., 6.35%(b)	462,147	12,930,873
Commerce Bancshares, Inc., Series B, Pfd., 6.00%	254,618	6,760,108
Cullen/Frost Bankers, Inc., Pfd., 5.38%(b)	251,103	6,511,101
Fifth Third Bancorp
Series A, Pfd., 6.00%	112,812	3,008,696
Series I, Pfd., 6.63%(b)	787,547	22,169,448
First Horizon National Corp., Series A, Pfd., 6.20%	153,909	4,070,893
First Republic Bank
Series H, Pfd., 5.13%(b)	299,301	7,853,658
Series D, Pfd., 5.50%	319,162	8,145,014
Series G, Pfd., 5.50%(b)	256,510	6,628,218
Series I, Pfd., 5.50%(b)	487,336	12,865,670
Series F, Pfd., 5.70%	233,549	6,247,436
Hancock Whitney Corp., Pfd., 5.95%(b)	250,461	6,474,417
Huntington Bancshares, Inc.
Series C, Pfd., 5.88%	169,018	4,563,486
Series D, Pfd., 6.25%(b)	892,389	23,594,765
ING Groep N.V., Pfd., 6.13%	61,742	1,602,822
JPMorgan Chase & Co.
Series P, Pfd., 5.45%	1,449,438	37,540,444
Series DD, Pfd., 5.75%(b)	2,722,005	75,535,639
Series EE, Pfd., 6.00%(b)	2,194,579	61,448,212
Series AA, Pfd., 6.10%(b)	1,992,163	51,517,335
Series Y, Pfd., 6.13%(b)	2,895,817	74,451,455
Series BB, Pfd., 6.15%	2,044,610	53,078,076
Series W, Pfd., 6.30%	433,049	10,830,556
Key Corp, Series G, Pfd., 5.63%	567,621	15,257,652
KeyCorp
Series F, Pfd., 5.65%(b)	679,664	17,698,451
Series E, Pfd., 6.13%	816,948	22,988,917
	Shares	Value
Banks-(continued)
People’s United Financial, Inc., Series A, Pfd., 5.63%	421,079	$ 11,659,678
PNC Financial Services Group, Inc. (The), Series P, Pfd., 6.13%(b)	3,013,557	82,782,411
Regions Financial Corp.
Series C, Pfd., 5.70%	709,337	19,435,834
Series A, Pfd., 6.38%(b)	828,524	21,052,795
Series B, Pfd., 6.38%(b)	778,038	21,520,531
Synovus Financial Corp.
Series E, Pfd., 5.88%	539,622	14,213,643
Series D, Pfd., 6.30%	329,761	8,725,476
TCF Financial Corp., Series C, Pfd., 5.70%(b)	303,957	7,699,231
Texas Capital Bancshares, Inc., Series A, Pfd., 6.50%(b)	413,895	10,802,660
U.S. Bancorp, Series F, Pfd., 6.50%	1,546,750	42,504,690
US Bancorp
Pfd., 5.15%	766,745	19,467,656
Series K, Pfd., 5.50%(b)	1,039,444	28,293,666
Valley National Bancorp
Series B, Pfd., 5.50%	166,910	4,317,962
Series A, Pfd., 6.25%(b)	203,219	5,893,351
Webster Financial Corp., Series F, Pfd., 5.25%	252,510	6,681,415
Wells Fargo & Co.
Series O, Pfd., 5.13%(b)	870,758	21,899,564
Pfd., 5.20%(b)	970,370	24,482,435
Series X, Pfd., 5.50%(b)	1,966,689	50,819,244
Series Y, Pfd., 5.63%(b)	1,300,553	34,464,655
Series W, Pfd., 5.70%(b)	1,825,752	47,451,294
Series Q, Pfd., 5.85%	2,891,768	76,342,675
Series T, Pfd., 6.00%(b)	1,219,622	31,173,538
Series V, Pfd., 6.00%(b)	1,667,216	43,397,632
Series R, Pfd., 6.63%	1,365,160	38,074,312
Wintrust Financial Corp., Series D, Pfd., 6.50%	208,041	5,979,098
Zions Bancorp. N.A.
Series H, Pfd., 5.75%	236,911	6,034,123
Series G, Pfd., 6.30%	18,673	515,001
		1,804,182,588
Capital Markets-13.70%
Affiliated Managers Group, Inc., Pfd., 5.88%(b)	382,153	10,249,344
Apollo Global Management LLC
Series A, Pfd., 6.38%(b)	427,207	11,154,375
Series B, Pfd., 6.38%(b)	469,891	12,423,918
Ares Management Corp., Series A, Pfd., 7.00%	534,340	14,282,908
Bank of New York Mellon Corp. (The), Pfd., 5.20%(b)	949,713	24,417,121
Brightsphere Investment Group, Inc., Pfd., 5.13%	194,726	4,877,886
Carlyle Group L.P. (The), Series A, Pfd., 5.88%(b)	675,921	17,114,320
Charles Schwab Corp. (The)
Series D, Pfd., 5.95%	1,149,673	30,224,903
Series C, Pfd., 6.00%	978,377	26,161,801

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Invesco Preferred ETF (PGX)—(continued)
August 31, 2019
	Shares	Value
Capital Markets-(continued)
Deutsche Bank Contingent Capital Trust V, Pfd., 8.05%	3,309,015	$ 85,372,587
Goldman Sachs Group, Inc. (The)
Series J, Pfd., 5.50%	1,662,613	43,510,582
Series N, Pfd., 6.30%(b)	988,732	26,409,032
Series K, Pfd., 6.38%	1,090,296	30,135,781
KKR & Co., Inc.
Series B, Pfd., 6.50%(b)	260,047	6,940,654
Series A, Pfd., 6.75%(b)	566,348	15,155,473
Legg Mason, Inc.
Pfd., 5.45%	731,133	19,082,571
Pfd., 6.38%(b)	499,164	13,682,085
Morgan Stanley
Series K, Pfd., 5.85%	1,550,667	41,868,009
Series I, Pfd., 6.38%	1,664,540	46,190,985
Series G, Pfd., 6.63%(b)	1,098,611	28,179,372
Series F, Pfd., 6.88%(b)	940,731	26,359,283
Series E, Pfd., 7.13%	1,260,233	35,891,436
Northern Trust Corp., Series C, Pfd., 5.85%	643,684	16,336,700
Oaktree Capital Group, LLC
Series B, Pfd., 6.55%(b)	401,760	10,578,341
Series A, Pfd., 6.63%(b)	306,909	8,111,605
Prospect Capital Corp., Pfd., 6.25%(b)	317,635	8,140,985
State Street Corp.
Series C, Pfd., 5.25%(b)	747,035	18,743,108
Series G, Pfd., 5.35%	745,594	19,713,505
Series D, Pfd., 5.90%	1,131,749	30,274,286
Series E, Pfd., 6.00%(b)	1,187,359	30,004,562
Stifel Financial Corp.
Pfd., 5.20%(b)	379,581	10,051,305
Series A, Pfd., 6.25%(b)	261,336	7,035,165
Series B, Pfd., 6.25%	176,150	4,791,280
		733,465,268
Chemicals-0.16%
EI du Pont de Nemours & Co., Series B, Pfd., 4.50%(b)	72,674	8,430,184
Commercial Services & Supplies-0.28%
Pitney Bowes, Inc., Pfd., 6.70%(b)	734,168	14,888,927
Consumer Finance-2.79%
Capital One Financial Corp.
Series G, Pfd., 5.20%	947,784	24,358,049
Series B, Pfd., 6.00%	1,282,439	32,420,058
Series H, Pfd., 6.00%(b)	790,108	21,016,873
Series F, Pfd., 6.20%	788,412	20,467,175
Series C, Pfd., 6.25%	767,134	19,439,175
Series D, Pfd., 6.70%	769,004	19,532,702
Navient Corp., Pfd., 6.00%(b)	526,600	12,180,258
		149,414,290
Diversified Financial Services-0.99%
National Rural Utilities Cooperative Finance Corp., Pfd., 5.50%	381,777	10,701,209
PartnerRe Ltd.
Series I, Pfd., 5.88% (Bermuda)(b)	602,950	15,706,847
Series H, Pfd., 7.25% (Bermuda)	525,191	14,138,142
Voya Financial, Inc., Series B, Pfd., 5.35%(b)	449,975	12,311,316
		52,857,514
	Shares	Value
Diversified Telecommunication Services-4.34%
AT&T, Inc.
Pfd., 5.35%(b)	2,051,539	$ 55,186,399
Pfd., 5.63%(b)	1,291,296	35,329,859
Qwest Corp.
Pfd., 6.13%(b)	1,587,617	38,420,331
Pfd., 6.50%(b)	1,556,778	38,763,772
Pfd., 6.63%	608,085	15,779,806
Pfd., 6.75%	877,019	22,188,581
Pfd., 6.88%	749,079	19,041,588
Pfd., 7.00%	295,870	7,828,720
		232,539,056
Electric Utilities-8.55%
Alabama Power Co., Series A, Pfd., 5.00%(b)	391,836	10,548,225
Duke Energy Corp.
Pfd., 5.13%	872,218	22,084,560
Pfd., 5.63%	823,857	23,109,189
Series A, Pfd., 5.75%(b)	1,363,596	37,853,425
Entergy Arkansas, LLC
Pfd., 4.88%	478,936	12,667,857
Pfd., 4.90%	53,478	1,401,658
Entergy Louisiana, LLC
Pfd., 4.88%	436,164	11,471,113
Pfd., 5.25%	436,048	11,232,596
Entergy Mississippi, Inc., Pfd., 4.90%	440,697	11,876,784
Entergy New Orleans LLC, Pfd., 5.50%	438,974	12,203,477
Entergy Texas, Inc., Pfd., 5.63%(b)	601,427	17,038,427
Georgia Power Co., Series 2017A, Pfd., 5.00%(b)	447,959	12,032,179
Interstate Power and Light Co., Series D, Pfd., 5.10%	321,432	8,238,302
NextEra Energy Capital Holdings, Inc.
Pfd., 5.00%(b)	831,327	20,774,862
Series I, Pfd., 5.13%(b)	760,377	19,123,482
Series K, Investment Units, 5.25%	760,243	20,655,802
Series N, Pfd., 5.65%	1,062,762	29,364,114
PPL Capital Funding, Inc., Series B, Pfd., 5.90%	731,599	18,582,615
SCE Trust II, Pfd., 5.10%	291,716	6,977,847
SCE Trust III, Series H, Pfd., 5.75%	353,853	8,878,172
SCE Trust IV, Series J, Pfd., 5.38%	524,106	12,819,633
SCE Trust V, Series K, Pfd., 5.45%	524,387	13,015,285
SCE Trust VI, Pfd., 5.00%	997,162	23,862,087
Southern Co. (The)
Pfd., 5.25%	1,253,589	33,282,788
Pfd., 5.25%(b)	708,425	18,801,599
Pfd., 6.25%	1,511,249	39,896,974
		457,793,052
Equity REITs-9.51%
American Homes 4 Rent
Series F, Pfd., 5.88%(b)	419,209	10,958,123
Series G, Pfd., 5.88%	180,720	4,848,718
Series H, Pfd., 6.25%(b)	179,525	4,974,638
Series E, Pfd., 6.35%(b)	226,440	6,261,066
Series D, Pfd., 6.50%(b)	251,575	6,956,049
Boston Properties, Inc., Series B, Pfd., 5.25%(b)	191,554	4,876,965

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco Preferred ETF (PGX)—(continued)
August 31, 2019
	Shares	Value
Equity REITs-(continued)
CBL & Associates Properties, Inc.
Series E, Pfd., 6.63%(b)	92,230	$ 640,076
Series D, Pfd., 7.38%(b)	684,117	5,274,542
Digital Realty Trust, Inc.
Series J, Pfd., 5.25%(b)	397,618	10,103,473
Series K, Pfd., 5.85%(b)	176,900	4,859,443
Series G, Pfd., 5.88%(b)	500,549	12,733,967
Series I, Pfd., 6.35%(b)	394,233	10,407,751
Series C, Pfd., 6.63%	266,158	7,279,421
EPR Properties, Series G, Pfd., 5.75%(b)	259,069	6,753,929
Federal Realty Investment Trust, Series C, Pfd., 5.00%(b)	238,926	6,188,183
Kimco Realty Corp.
Series L, Pfd., 5.13%(b)	516,748	13,016,882
Class M, Pfd., 5.25%(b)	436,430	11,190,065
Series J, Pfd., 5.50%(b)	347,225	8,795,209
Series I, Pfd., 6.00%	158,611	3,998,583
National Retail Properties, Inc.
Series F, Pfd., 5.20%(b)	545,404	13,749,635
Series E, Pfd., 5.70%(b)	441,042	11,078,975
Office Properties Income Trust, Pfd., 5.88%	480,903	12,493,860
PS Business Parks, Inc.
Series W, Pfd., 5.20%(b)	429,888	11,048,122
Series Y, Pfd., 5.20%(b)	344,156	8,813,835
Series X, Pfd., 5.25%(b)	446,308	11,653,102
Series V, Pfd., 5.70%	245,539	6,339,817
Public Storage
Series E, Pfd., 4.90%(b)	983,086	25,058,862
Series D, Pfd., 4.95%(b)	812,821	21,035,808
Series G, Pfd., 5.05%(b)	750,696	19,533,110
Series C, Pfd., 5.13%(b)	485,221	12,620,598
Series F, Pfd., 5.15%(b)	457,550	11,955,782
Series W, Pfd., 5.20%(b)	743,917	18,821,100
Series B, Pfd., 5.40%(b)	950,393	24,871,785
Series H, Pfd., 5.60%(b)	312,812	8,755,608
Series A, Pfd., 5.88%(b)	292,706	7,502,055
QTS Realty Trust, Inc., Series A, Pfd., 7.13%(b)	50,546	1,371,313
Senior Housing Properties Trust
Pfd., 5.63%(b)	588,640	13,868,358
Pfd., 6.25%	423,453	11,107,172
SITE Centers Corp.
Series K, Pfd., 6.25%	304,497	7,828,618
Series A, Pfd., 6.38%(b)	209,005	5,503,102
Series J, Pfd., 6.50%(b)	319,375	8,211,131
SL Green Realty Corp., Series I, Pfd., 6.50%	368,128	9,471,933
Spirit Realty Capital, Inc., Series A, Pfd., 6.00%	289,502	7,364,931
VEREIT, Inc., Series F, Pfd., 6.70%(b)	1,547,395	39,009,828
Vornado Realty Trust
Series M, Pfd., 5.25%(b)	526,421	13,481,642
Series L, Pfd., 5.40%	346,675	8,833,279
Series K, Pfd., 5.70%(b)	559,435	14,181,677
Washington Prime Group, Inc., Series I, Pfd., 6.88%(b)	163,037	3,136,832
		508,818,953
	Shares	Value
Gas Utilities-0.19%
Spire, Inc., Series A, Pfd., 5.90%	356,597	$ 10,023,942
Insurance-13.91%
Aegon N.V., Pfd., 6.38%	1,528,746	39,594,521
Allstate Corp. (The)
Pfd., 5.10%	810,026	21,595,293
Series H, Pfd., 5.10%	1,767,609	46,417,412
Series A, Pfd., 5.63%	475,239	12,080,575
Series G, Pfd., 5.63%(b)	1,002,675	27,383,054
Series F, Pfd., 6.25%(b)	412,414	10,599,040
Series E, Pfd., 6.63%	1,148,547	29,196,065
American Financial Group, Inc.
Pfd., 5.88%(b)	60,307	1,643,366
Pfd., 6.00%	185,545	4,831,592
Pfd., 6.25%	480,308	12,449,583
American International Group, Inc., Series A, Pfd., 5.85%	726,395	19,968,599
Arch Capital Group Ltd.
Series E, Pfd., 5.25%(b)	757,557	18,938,925
Series F, Pfd., 5.45%(b)	496,570	12,588,050
Argo Group U.S., Inc., Pfd., 6.50%	204,620	5,242,364
Aspen Insurance Holdings Ltd.
Pfd., 5.63% (Bermuda)	475,875	12,325,163
Pfd., 5.63% (Bermuda)	372,956	9,652,101
Pfd., 5.95% (Bermuda)(b)	392,298	10,756,811
Assured Guaranty Municipal Holdings, Inc., Pfd., 6.25%	550,677	15,143,617
Athene Holding Ltd., Series A, Pfd., 6.35%	1,241,003	35,281,715
Axis Capital Holdings Ltd.
Series D, Pfd., 5.50%(b)	323,776	8,123,540
Series E, Pfd., 5.50%	873,436	22,176,540
Brighthouse Financial, Inc.
Pfd., 6.25%(b)	627,988	17,137,793
Series A, Pfd., 6.60%	581,148	15,865,340
Enstar Group Ltd.
Series D, Pfd., 7.00% (Bermuda)	647,148	17,272,380
Series E, Pfd., 7.00% (Bermuda)(b)	147,610	3,889,524
Globe Life, Inc., Pfd., 6.13%	542,333	14,577,911
Hanover Insurance Group, Inc. (The), Pfd., 6.35%(b)	296,688	7,725,756
Hartford Financial Services Group, Inc. (The)
Series G, Pfd., 6.00%(b)	491,658	13,451,763
Pfd., 7.88%(b)	947,602	27,546,790
MetLife, Inc., Series E, Pfd., 5.63%(b)	1,298,642	34,686,728
Prudential Financial, Inc.
Pfd., 5.63%	935,891	25,400,082
Pfd., 5.70%(b)	1,184,844	30,154,280
Pfd., 5.75%(b)	903,549	23,185,067
Prudential PLC, Pfd., 6.50%	872,068	23,127,243
Reinsurance Group of America, Inc.
Pfd., 5.75%	629,436	17,624,208
Pfd., 6.20%	675,523	18,239,121
RenaissanceRe Holdings Ltd.
Series E, Pfd., 5.38% (Bermuda)(b)	657,663	16,441,575
Series F, Pfd., 5.75% (Bermuda)(b)	365,405	9,661,308
Unum Group, Pfd., 6.25%	488,114	13,408,492
W.R. Berkley Corp.
Pfd., 5.63%(b)	597,417	15,126,598
Pfd., 5.75%	525,932	13,805,715

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Invesco Preferred ETF (PGX)—(continued)
August 31, 2019
	Shares	Value
Insurance-(continued)
WR Berkley Corp.
Pfd., 5.70%(b)	259,486	$ 7,164,408
Pfd., 5.90%(b)	106,808	2,904,110
		744,384,118
Internet & Direct Marketing Retail-0.61%
eBay, Inc., Pfd., 6.00%	1,213,640	32,501,279
Leisure Products-0.41%
Brunswick Corp.
Pfd., 6.38%(b)	338,352	9,111,819
Pfd., 6.50%	281,595	7,625,593
Pfd., 6.63%(b)	188,368	5,110,424
		21,847,836
Machinery-0.59%
Stanley Black & Decker, Inc., $5.75 Investment Units, 5.75%	1,224,929	31,737,910
Mortgage REITs-0.28%
Wells Fargo Real Estate Investment Corp., Series A, Pfd., 6.38%(b)	577,342	14,745,315
Multi-Utilities-4.28%
Algonquin Power & Utilities Corp.
Series 19-A, Pfd., 6.20% (Canada)	532,693	14,840,827
Pfd., 6.88% (Canada)	452,212	12,467,485
CMS Energy Corp.
Pfd., 5.63%(b)	322,193	8,718,543
Pfd., 5.88%	408,101	11,492,124
Pfd., 5.88%	1,033,888	28,473,275
Dominion Energy, Inc., Series A, Investment Units, 5.25%	1,288,326	34,205,055
DTE Energy Co.
Series E, Investment Units, 5.25%	640,164	17,521,289
Series B, Investment Units, 5.38%(b)	521,631	13,718,895
Series F, Investment Units, 6.00%(b)	634,363	17,749,477
Integrys Holding, Inc., Pfd., 6.00%	624,421	16,953,030
NiSource, Inc., Series B, Pfd., 6.50%	771,665	21,282,521
Sempra Energy, Pfd., 5.75%	1,171,816	31,404,669
		228,827,190
Oil, Gas & Consumable Fuels-2.45%
DCP Midstream, L.P.
Series B, Pfd., 7.88%(b)	250,706	6,024,465
Series C, Pfd., 7.95%	173,585	4,166,040
Enbridge, Inc., Series B, Pfd., 6.38%	937,316	26,169,863
Energy Transfer Operating, L.P.
Series E, Pfd., 7.60%	1,208,836	30,196,723
Series D, Pfd., 7.63%	650,912	15,947,344
Energy Transfer Partners, L.P., Series C, Pfd., 7.38%	730,754	17,538,096
NuStar Energy L.P.
Series B, Pfd., 7.63%(b)	436,206	9,003,292
Series A, Pfd., 8.50%	393,254	9,076,302
Series C, Pfd., 9.00%	319,309	7,574,009
Targa Resources Partners L.P., Series A, Pfd., 9.00%	207,779	5,674,445
		131,370,579
	Shares	Value
Real Estate Management & Development-0.28%
Brookfield Property Partners L.P.
Series A2, Pfd., 6.38%	386,636	$ 9,944,278
Class A, Series 1, Pfd., 6.50%	202,623	5,247,936
		15,192,214
Specialty Retail-0.16%
QVC, Inc., Pfd., 6.38%(b)	334,409	8,544,150
Thrifts & Mortgage Finance-0.41%
New York Community Bancorp, Inc., Series A, Pfd., 6.38%(b)	795,929	22,126,826
Trading Companies & Distributors-0.42%
Air Lease Corp., Series A, Pfd., 6.15%	401,475	11,000,415
GATX Corp., Pfd., 5.63%	261,354	7,077,466
Triton International Ltd., Pfd., 8.00%	167,899	4,556,779
		22,634,660
Wireless Telecommunication Services-1.37%
Telephone & Data Systems, Inc.
Pfd., 5.88%(b)	445,700	10,817,139
Pfd., 6.63%(b)	843,078	23,075,045
United States Cellular Corp.
Pfd., 6.95%(b)	530,155	13,534,857
Pfd., 7.25%	516,537	13,703,727
Pfd., 7.25%	465,680	12,340,520
		73,471,288
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.90% (Cost $5,238,099,802)		5,347,262,909
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.50%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(c)(d)	20,242,227	20,242,227
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(c)(d)	6,755,628	6,758,331
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $27,000,558)		27,000,558
TOTAL INVESTMENTS IN SECURITIES-100.40% (Cost $5,265,100,360)		5,374,263,467
OTHER ASSETS LESS LIABILITIES-(0.40)%		(21,648,698)
NET ASSETS-100.00%		$5,352,614,769

Investment Abbreviations:
Pfd.	-Preferred

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco Preferred ETF (PGX)—(continued)
August 31, 2019
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Invesco Taxable Municipal Bond ETF (BAB)
August 31, 2019
Schedule of Investments
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-96.13%
Alaska-0.24%
Anchorage, AK Municipality, Series 2010 A2, GO Bonds	5.91%	04/01/2030	$3,000	$ 3,074,760
Arizona-0.48%
Northern Arizona University, Series 2009, RB	6.69%	06/01/2039	500	517,935
Northern Arizona University, Series 2010, RB	6.59%	08/01/2030	3,000	3,123,840
Phoenix (City of), AZ Industrial Development Authority (Downtown Phoenix Student Housing, LLC- Arizona State University), Series 2018 A, Ref. RB	5.00%	07/01/2042	1,000	1,177,510
Tucson (City of), AZ, Series 2010, RB	5.79%	07/01/2026	1,275	1,523,345
				6,342,630
California-27.27%
Bay Area Toll Authority (San Francisco Bay Area), Series 2010 S-1, RB	7.04%	04/01/2050	3,605	6,253,918
Bay Area Toll Authority (San Francisco Bay Area), Series 2010 S-3, RB	6.91%	10/01/2050	3,025	5,284,463
Beverly Hills (City of), CA Public Financing Authority, Series 2010 C, RB(a)(b)	6.67%	06/01/2020	300	311,031
Beverly Hills (City of), CA Public Financing Authority, Series 2010 C, RB(a)(b)	6.77%	06/01/2020	1,000	1,037,500
California (State of), Series 2009 B, GO Bonds	6.51%	04/01/2039	14,890	16,226,377
California (State of), Series 2009, GO Bonds	7.50%	04/01/2034	11,460	18,072,649
California (State of), Series 2009, GO Bonds	7.55%	04/01/2039	8,860	14,874,345
California (State of), Series 2009, GO Bonds	7.30%	10/01/2039	15,160	24,109,706
California (State of), Series 2009, GO Bonds	7.35%	11/01/2039	8,505	13,609,021
California (State of), Series 2010, GO Bonds	7.95%	03/01/2036	12,850	13,223,035
California (State of), Series 2010, GO Bonds	7.60%	11/01/2040	30,055	51,882,444
California (State of), Series 2018, Ref. GO Bonds	4.50%	04/01/2033	9,850	11,493,571
California (State of), Series 2018, Ref. GO Bonds	4.60%	04/01/2038	5,400	6,099,840
California (State of) Infrastructure & Economic Development Bank (UCSF Neurosciences Building 19A), Series 2010 A, RB	6.49%	05/15/2049	1,000	1,529,970
California (State of) Public Works Board (California State University), Series 2010 B-2, RB	7.80%	03/01/2035	800	1,207,192
California (State of) Statewide Communities Development Authority (Marin General Hospital), Series 2018 B, RB	4.82%	08/01/2045	2,000	2,262,900
California State University, Series 2010 B, RB	6.48%	11/01/2041	900	1,360,521
East Bay Municipal Utility District, Series 2010, RB	5.03%	06/01/2032	3,000	3,767,490
East Bay Municipal Utility District, Series 2010, RB	5.87%	06/01/2040	3,000	4,364,190
Fresno (City of), CA, Series 2010 A2, Ref. RB	6.50%	06/01/2030	2,000	2,558,680
Hayward Unified School District, Series 2010, GO Bonds, (INS -AGM)(a)(b)	7.35%	08/01/2020	2,000	2,097,780
Jurupa Community Services District, Series 2010 B, COP	6.35%	09/01/2025	1,030	1,247,186
Jurupa Community Services District, Series 2010 B, COP	6.50%	09/01/2026	1,070	1,331,551
Jurupa Community Services District, Series 2010 B, COP	6.60%	09/01/2027	1,125	1,432,024
Jurupa Community Services District, Series 2010 B, COP	6.70%	09/01/2028	1,170	1,532,314
Jurupa Community Services District, Series 2010 B, COP	7.19%	09/01/2040	2,000	3,154,040
Long Beach (City of), CA, Series 2009 C, RB	7.77%	06/01/2039	250	253,523
Los Angeles (City of), CA Department of Water & Power, Series 2009 C, RB	5.38%	07/01/2024	500	586,810
Los Angeles (City of), CA Department of Water & Power, Series 2009 C, RB	6.01%	07/01/2039	2,270	3,138,706
Los Angeles (City of), CA Department of Water & Power, Series 2010, RB	6.17%	07/01/2040	8,000	8,280,560
Los Angeles (City of), CA Department of Water & Power, Series 2010, RB	7.00%	07/01/2041	1,500	1,638,375
Los Angeles (City of), CA Department of Water & Power, Series 2010, RB	6.60%	07/01/2050	1,715	2,924,933
Los Angeles Community College District, Series 2010, GO Bonds	6.60%	08/01/2042	3,000	4,838,820
Los Angeles Unified School District, Series 2010 J-05, GO Bonds	5.98%	05/01/2027	500	631,315
Metropolitan Water District of Southern California, Series 2010, RB	6.95%	07/01/2040	6,000	6,253,140
Municipal Improvement Corp. of Los Angeles, Series 2009 Z, RB	7.76%	09/01/2039	500	500,000
Napa Valley Unified School District, Series 2010 B, GO Bonds	6.51%	08/01/2043	3,000	4,777,740
Northern California Power Agency, Series 2010, RB	7.31%	06/01/2040	1,000	1,514,860
Oak Valley Hospital District, Series 2010, RB	9.00%	11/01/2039	1,000	1,015,170
Regents of the University of California, Series 2009 F, RB	6.46%	05/15/2029	500	627,175
Riverside (City of), CA, Series 2009 B, RB	6.35%	10/01/2039	500	757,160
San Diego (City of), CA Public Facilities Financing Authority, Series 2018 A, Ref. RB	4.23%	10/15/2038	2,000	2,251,900
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco Taxable Municipal Bond ETF (BAB)—(continued)
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
San Francisco (City & County of), CA (525 Golden Gate Avenue - San Francisco Public Utilities Commission Office), Series 2009 D, COP	6.49%	11/01/2041	$3,000	$ 4,517,550
San Francisco (City & County of), CA (Clean & Safe Neighborhood Parks), Series 2010 D, GO Bonds	6.26%	06/15/2030	3,850	5,240,890
San Francisco (City & County of), CA (San Francisco General Hospital), Series 2010 C, GO Bonds	6.26%	06/15/2030	1,500	2,059,035
San Francisco (City of), CA Public Utilities Commission, Series 2010 B, RB	6.00%	11/01/2040	2,245	3,121,942
San Francisco (City of), CA Public Utilities Commission, Series 2010, RB	5.70%	11/01/2027	3,000	3,834,270
San Francisco (City of), CA Public Utilities Commission, Series 2010, RB	6.00%	11/01/2040	2,480	3,475,844
San Francisco (City of), CA Public Utilities Commission, Series 2010, RB	6.95%	11/01/2050	4,600	7,679,976
San Jose (City of), CA Successor Agency to the Redevelopment Agency, Series 2017 A, Ref. RB	3.08%	08/01/2025	2,000	2,130,960
San Mateo Union High School District, Series 2010 B, GO Bonds(c)	6.73%	09/01/2034	1,000	1,045,900
Santa Clara Valley Transportation Authority, Series 2010, RB	5.88%	04/01/2032	1,025	1,310,083
Santa Clara Valley Water District, Series 2016 B, Ref. RB	4.35%	06/01/2046	3,000	3,302,460
Southern California Public Power Authority, Series 2010, RB	5.92%	07/01/2035	2,000	2,798,560
Temecula (City of), CA Successor Agency to the Redevelopment Agency, Series 2010, RB(a)(b)	7.93%	08/01/2020	1,000	1,052,870
Temecula (City of), CA Successor Agency to the Redevelopment Agency, Series 2010, RB(a)(b)	8.18%	08/01/2020	1,000	1,055,010
Tulare (County of), CA, Series 2018, RB	4.45%	06/01/2037	2,000	2,279,460
University of California, Series 2010 F, RB	5.95%	05/15/2045	8,745	12,467,746
University of California, Series 2015 AQ, RB	4.77%	05/15/2115	1,577	2,161,610
University of California, Series 2015 J, Ref. RB	4.13%	05/15/2045	24,670	28,714,893
University of California, Series 2016 AS, Ref. RB	3.55%	05/15/2039	1,500	1,690,650
University of California, Series 2019 BD, RB	3.35%	07/01/2029	15,000	16,501,950
				356,755,584
Colorado-1.84%
Brighton (City of), CO, Series 2010 B, COP, (INS -AGM)(d)	6.55%	12/01/2030	2,000	2,107,020
Colorado (State of) Housing & Finance Authority, Series 2019 B-2, VRD RB(e)	2.13%	09/12/2019	10,300	10,300,000
Colorado (State of) State University System Board of Governors, Series 2010 B, RB	5.96%	03/01/2033	1,000	1,302,420
Colorado Mesa University, Series 2009 B, RB	5.80%	05/15/2040	1,215	1,685,412
Colorado Springs (City of), CO, Series 2010 B-2, RB	5.74%	11/15/2050	810	844,425
Denver (City & County of), CO, Series 2016 B, Ref. RB	3.82%	08/01/2032	1,000	1,087,110
Denver City & County School District No. 1, Series 2009 C, GO Bonds	5.66%	12/01/2033	500	672,735
Regional Transportation District, Series 2010, COP	7.67%	06/01/2040	3,000	4,773,420
Upper Eagle Regional Water Authority, Series 2010, RB	6.52%	12/01/2039	1,250	1,314,537
				24,087,079
Connecticut-0.78%
New Britain (City of), CT, Series 2018, Ref. GO Bonds, (INS -BAM)(d)	4.35%	03/01/2039	4,835	5,349,734
South Central Connecticut Regional Water Authority, Series 2010 A, RB	6.24%	08/01/2030	2,000	2,555,420
South Central Connecticut Regional Water Authority, Series 2010 A, RB	6.39%	08/01/2040	1,645	2,348,271
				10,253,425
Delaware-0.57%
Delaware (State of), Series 2009, GO Bonds	5.20%	10/01/2026	200	200,498
University of Delaware, Series 2018, RB	4.07%	11/01/2050	5,770	7,259,526
				7,460,024
District of Columbia-0.72%
District of Columbia, Series 2010 F, RB	4.91%	12/01/2023	4,500	5,059,800
Metropolitan Washington Airports Authority, Series 2009, RB	7.46%	10/01/2046	2,480	4,308,082
				9,367,882
Florida-2.85%
Davie (Town of), FL, Series 2010 B, RB, (INS -AGM)(a)(b)	6.60%	10/01/2020	200	210,096
JEA, Series 2009 F, RB	6.41%	10/01/2034	500	659,765
JEA, Series 2010 A, RB	6.21%	10/01/2033	1,250	1,671,987
Lee Memorial Health System, Series 2010 A, RB	7.28%	04/01/2027	2,500	3,145,975
Miami-Dade (County of), FL, Series 2010 B, RB(a)(b)	6.74%	04/01/2020	7,000	7,182,490
Miami-Dade (County of), FL, Series 2010 B, RB	5.53%	07/01/2032	2,500	3,079,350
Miami-Dade (County of), FL, Series 2019 B, Ref. RB	3.14%	10/01/2027	5,000	5,379,200
Miami-Dade (County of), FL, Series 2019 B, Ref. RB	3.18%	10/01/2028	3,600	3,905,280
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Invesco Taxable Municipal Bond ETF (BAB)—(continued)
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida-(continued)
Miami-Dade (County of), FL, Series 2019 B, Ref. RB	3.28%	10/01/2029	$2,700	$ 2,965,572
Miami-Dade (County of), FL School Board, Series 2010 B, COP	6.94%	06/15/2032	2,000	2,068,700
Port St Lucie (City of), FL, Series 2010 A, RB, (INS -AGC)(d)	7.38%	05/01/2039	1,000	1,037,850
Sarasota (City of), FL, Series 2010, RB(a)(b)	5.43%	10/01/2020	200	207,130
Seminole (County of), FL, Series 2010 B, RB	6.44%	10/01/2040	2,000	2,100,920
St. Cloud (City of), FL, Series 2010 B, RB, (INS -AGM)(d)	5.85%	09/01/2030	2,000	2,075,160
Sunrise (City of), FL, Series 2010 B, RB	5.81%	10/01/2030	1,500	1,566,510
				37,255,985
Georgia-1.83%
Georgia (State of) Municipal Electric Authority, Series 2010, RB	7.06%	04/01/2057	9,854	14,149,753
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M), Series 2010 A, RB	6.66%	04/01/2057	6,634	9,755,562
				23,905,315
Hawaii-1.05%
Hawaii (State of), Series 2010, GO Bonds	5.53%	02/01/2030	1,000	1,294,670
Hawaii (State of), Series 2017 A, RB	3.89%	07/01/2037	1,250	1,359,612
Kauai (County of), HI, Series 2010 A, GO Bonds	5.76%	08/01/2033	2,000	2,777,940
University of Hawaii, Series 2010 A-1, RB	5.83%	10/01/2030	3,000	3,132,060
University of Hawaii, Series 2010 A-1, RB	6.03%	10/01/2040	5,000	5,231,700
				13,795,982
Idaho-0.06%
Idaho (State of) Housing & Finance Association, Series 2010 A-2, RB	6.35%	07/15/2028	595	756,049
Illinois-7.12%
Chicago (City of), IL, Series 2009 C, GO Bonds	6.21%	01/01/2036	6,205	7,105,842
Chicago (City of), IL, Series 2009 D, GO Bonds	6.26%	01/01/2040	2,000	2,310,540
Chicago (City of), IL, Series 2010 B, GO Bonds	7.52%	01/01/2040	2,000	2,493,940
Chicago (City of), IL (O’Hare International Airport), Series 2010 B, RB	6.85%	01/01/2038	3,190	3,239,254
Chicago (City of), IL (O’Hare International Airport), Series 2010 B, RB	6.40%	01/01/2040	5,750	8,632,072
Chicago (City of), IL (O’Hare International Airport), Series 2018 C, RB	4.47%	01/01/2049	10,000	12,996,900
Chicago (City of), IL (O’Hare International Airport), Series 2018 C, RB	4.57%	01/01/2054	9,580	12,667,155
Chicago (City of), IL Board of Education, Series 2009 E, GO Bonds	6.14%	12/01/2039	8,700	9,673,356
Cook County Community Consolidated School District No. 65 Evanston, Series 2009 B, GO Bonds	4.40%	12/01/2020	1,600	1,603,168
Illinois (State of), Series 2010 1, GO Bonds	5.56%	02/01/2021	14,795	15,414,763
Illinois (State of), Series 2010 2, GO Bonds	5.65%	03/01/2020	2,500	2,536,625
Illinois (State of), Series 2010 2, GO Bonds	6.90%	03/01/2035	9,300	11,705,538
Itasca (Village of), IL, Series 2009 A, GO Bonds	6.10%	02/01/2034	200	203,532
Itasca (Village of), IL, Series 2009 A, GO Bonds	6.20%	02/01/2039	320	325,584
Northern Illinois Municipal Power Agency, Series 2010, RB	7.62%	01/01/2030	240	303,295
Peoria (City of), IL Public Building Commission, Series 2009 C, RB, (INS -AGC)(d)	6.58%	12/01/2029	500	505,640
Peoria County Community Unit School District No. 323, Series 2010, GO Bonds	6.02%	04/01/2028	1,450	1,484,597
				93,201,801
Indiana-0.78%
Columbus Multi-High School Building Corp., Series 2010, RB(c)	6.45%	01/15/2030	1,000	1,015,230
Indiana University, Series 2010, RB	5.54%	06/01/2030	2,000	2,057,160
Indiana University, Series 2010, RB	5.64%	06/01/2035	1,500	1,544,175
Indianapolis (State of) Local Public Improvement Bond Bank (The), Series 2010 A-2, RB	5.85%	01/15/2030	1,000	1,234,010
Indianapolis (State of) Local Public Improvement Bond Bank (The), Series 2010 B-2, RB	5.97%	01/15/2030	3,500	4,341,085
				10,191,660
Kansas-0.20%
Kansas (State of) Development Finance Authority, Series 2010 E2, RB	6.12%	11/01/2029	500	524,620
Kansas (State of) Development Finance Authority, Series 2010, RB	5.95%	03/01/2030	2,000	2,042,320
				2,566,940
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Invesco Taxable Municipal Bond ETF (BAB)—(continued)
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky-0.11%
Kenton (County of), KY Airport Board, Series 2019, RB	4.69%	01/01/2049	$1,000	$ 1,131,270
Louisville/Jefferson (County of), KY Metropolitan Government, Series 2009, GO Bonds	5.45%	11/15/2027	200	246,806
				1,378,076
Louisiana-0.19%
New Orleans (City of), LA, Series 2010 A, GO Bonds	8.80%	12/01/2039	1,000	1,016,460
Tangipahoa (Parish of), LA Hospital Service District No. 1, Series 2009, RB, (INS -AGC)(d)	7.20%	02/01/2042	1,500	1,525,530
				2,541,990
Maryland-0.24%
Maryland (State of) Transportation Authority, Series 2010 B, RB	5.60%	07/01/2030	1,200	1,527,876
Maryland Economic Development Corp. (Seagirt Marine Terminal), Series 2019, RB	4.75%	06/01/2042	1,500	1,645,785
				3,173,661
Massachusetts-2.20%
Massachusetts (Commonwealth of), Series 2010 A, GO Bonds	4.48%	05/01/2024	4,300	4,793,511
Massachusetts (Commonwealth of), Series 2010 A, GO Bonds	4.91%	05/01/2029	7,765	9,495,741
Massachusetts (Commonwealth of), Series 2016 F, GO Bonds	3.28%	06/01/2046	1,500	1,615,845
Massachusetts (Stat of) Bay Transportation Authority, Series 2010, RB	5.87%	07/01/2040	2,000	2,854,720
Massachusetts (State of) Clean Water Trust (The), Series 2010, RB	5.19%	08/01/2040	1,125	1,351,102
Massachusetts (State of) College Building Authority, Series 2009 C, RB	5.83%	05/01/2030	5,000	6,352,250
Massachusetts (State of) School Building Authority, Series 2009, RB	5.72%	08/15/2039	450	627,269
University of Massachusetts Building Authority, Series 2010 2, RB	4.55%	11/01/2025	1,500	1,714,260
				28,804,698
Michigan-0.04%
University of Michigan, Series 2010 A, RB	5.51%	04/01/2030	250	315,780
Wayne State University, Series 2009 B, RB	6.54%	11/15/2039	250	252,090
				567,870
Mississippi-0.38%
Mississippi (State of), Series 2009 D, GO Bonds	5.54%	10/01/2029	3,000	3,652,080
Mississippi (State of), Series 2010, GO Bonds	5.25%	11/01/2034	1,000	1,293,400
				4,945,480
Missouri-2.56%
Missouri (State of) Health & Educational Facilities Authority (St. Louis University), Series 2019 B, RB	4.20%	10/01/2049	5,000	6,251,250
Missouri (State of) Highway & Transportation Commission, Series 2009 C, RB	4.96%	05/01/2023	2,250	2,485,125
Missouri (State of) Highway & Transportation Commission, Series 2009 C, RB	5.06%	05/01/2024	6,000	6,820,860
Missouri (State of) Highway & Transportation Commission, Series 2010 B, RB	5.02%	05/01/2025	1,000	1,161,880
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie State), Series 2009 A, RB	6.89%	01/01/2042	10,000	14,450,900
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie State), Series 2010 A, RB	7.60%	01/01/2032	1,000	1,337,800
St. Charles (City of), MO, Series 2010 B, COP	5.65%	02/01/2030	1,000	1,025,540
				33,533,355
Nevada-1.87%
Carson City (City of), NV, Series 2010 A, GO Bonds	6.66%	11/01/2039	1,010	1,041,542
Clark (County of), NV, Series 2010 A, GO Bonds	6.55%	07/01/2030	1,500	1,950,720
Clark (County of), NV, Series 2010 A, GO Bonds	6.75%	07/01/2038	1,620	2,476,737
Clark (County of), NV, Series 2010 C, GO Bonds(c)	7.00%	07/01/2038	4,560	4,743,859
Douglas County School District, Series 2010 A, GO Bonds(a)(b)	6.11%	04/01/2030	1,000	1,023,280
Nye (County of), NV, Series 2010 B, GO Bonds, (INS -AGM)(d)	6.30%	08/01/2035	1,000	1,033,210
Nye (County of), NV, Series 2010 B, GO Bonds, (INS -AGM)(d)	6.40%	08/01/2040	1,000	1,032,480
Washoe (County of), NV, Series 2010 B, RB	7.06%	02/01/2030	1,400	1,430,058
Washoe (County of), NV, Series 2010 B, RB	7.21%	02/01/2039	5,000	5,106,050
Washoe (County of), NV (Streets & Highways), Series 2010 H, RB	7.45%	02/01/2040	3,000	4,600,080
				24,438,016
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Invesco Taxable Municipal Bond ETF (BAB)—(continued)
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Hampshire-0.05%
New Hampshire (State of) Turnpike System, Series 2009, RB	6.26%	11/01/2029	$250	$ 251,708
New Hampshire (State of) Turnpike System, Series 2009, RB	6.01%	11/01/2039	250	355,822
				607,530
New Jersey-2.44%
Camden (County of), NJ Improvement Authority (The) (County Capital Program), Series 2009 A, RB	6.18%	01/15/2027	500	592,495
New Jersey (State of) Economic Development Authority, Series 2010 CC-1, RB	6.43%	12/15/2035	3,000	3,088,380
New Jersey (State of) Educational Facilities Authority (New Jersey City University), Series 2010 G, RB	6.19%	07/01/2040	3,000	3,090,000
New Jersey (State of) Transportation Trust Fund Authority, Series 2010 B, RB	6.56%	12/15/2040	7,455	10,729,683
New Jersey (State of) Transportation Trust Fund Authority, Series 2010 C, RB	5.75%	12/15/2028	1,990	2,350,668
New Jersey (State of) Transportation Trust Fund Authority, Series 2010 C, RB	6.10%	12/15/2028	1,125	1,180,350
Passaic (County of), NJ Improvement Authority, Series 2010, RB	6.54%	08/01/2031	1,000	1,042,450
Passaic (County of), NJ Valley Water Commission, Series 2009, RB	7.57%	12/15/2029	500	692,095
Passaic (County of), NJ Valley Water Commission, Series 2009, RB	7.82%	12/15/2039	500	823,520
Rutgers The State University of New Jersey, Series 2010, RB	5.55%	05/01/2029	905	1,091,104
South Jersey Port Corp., Series 2009, RB	7.37%	01/01/2040	5,000	7,217,150
				31,897,895
New Mexico-0.08%
New Mexico State University, Series 2010 B, RB(a)(b)	6.12%	04/01/2020	425	434,656
New Mexico State University, Series 2010 B, RB	6.12%	04/01/2030	575	589,726
				1,024,382
New York-15.76%
Andrew W Mellon Foundation (The), Series 2008, VRD RB(e)	2.08%	09/12/2019	14,200	14,200,000
Battery Park (City of), NY Authority, Series 2009 A, RB	6.38%	11/01/2039	500	503,530
Metropolitan Transportation Authority, Series 2009, RB	5.87%	11/15/2039	335	466,025
Metropolitan Transportation Authority, Series 2009, RB	7.34%	11/15/2039	2,015	3,347,278
Metropolitan Transportation Authority, Series 2010 A2, RB	6.09%	11/15/2040	2,500	3,611,700
Metropolitan Transportation Authority, Series 2010 E, RB	6.81%	11/15/2040	6,525	9,943,252
Metropolitan Transportation Authority, Series 2010, RB	6.65%	11/15/2039	1,800	2,699,334
Metropolitan Transportation Authority, Series 2010, RB	6.67%	11/15/2039	7,250	10,876,015
Metropolitan Transportation Authority, Series 2010, RB	6.69%	11/15/2040	3,745	5,651,579
New York & New Jersey (States of) Port Authority, Series 2011, RB	4.93%	10/01/2051	10,000	13,796,500
New York & New Jersey (States of) Port Authority, Series 2012, RB	4.46%	10/01/2062	8,000	10,476,880
New York (City of), NY, Series 2010 D-1, GO Bonds	6.39%	12/01/2029	1,000	1,011,080
New York (City of), NY, Series 2010 D-1, GO Bonds	5.99%	12/01/2036	1,500	2,037,495
New York (City of), NY, Series 2010 G-1, GO Bonds	5.97%	03/01/2036	8,495	11,790,805
New York (City of), NY, Series 2010 H-1, GO Bonds	5.65%	06/01/2027	1,000	1,190,920
New York (City of), NY, Series 2010 H-1, GO Bonds	6.25%	06/01/2035	3,920	4,042,030
New York (City of), NY, Series 2010 H-1, GO Bonds	5.85%	06/01/2040	5,000	6,987,950
New York (City of), NY, Series 2011 C-1, GO Bonds	5.82%	10/01/2031	2,710	2,824,525
New York (City of), NY, Series 2011 F-1, GO Bonds	6.27%	12/01/2037	1,965	2,815,707
New York (City of), NY, Series 2019 A-2, GO Bonds	2.63%	08/01/2028	10,000	10,305,200
New York (City of), NY Educational Construction Fund, Series 2010 A, RB	6.00%	04/01/2035	2,000	2,733,660
New York (City of), NY Municipal Water Finance Authority, Series 2010 DD, RB	6.45%	06/15/2041	1,000	1,035,590
New York (City of), NY Municipal Water Finance Authority, Series 2010 EE, RB	6.49%	06/15/2042	7,425	7,691,112
New York (City of), NY Municipal Water Finance Authority, Series 2010 GG, RB	5.72%	06/15/2042	4,460	6,732,727
New York (City of), NY Municipal Water Finance Authority, Series 2010 GG, RB	6.12%	06/15/2042	6,100	6,299,897
New York (City of), NY Municipal Water Finance Authority, Series 2011 AA, RB	5.79%	06/15/2041	2,925	3,013,949
New York (City of), NY Transitional Finance Authority, Series 2011 B-1, RB	5.93%	11/01/2036	6,475	6,769,418
New York (City of), NY Transitional Finance Authority, Series 2011 S-1B, RB	6.83%	07/15/2040	3,785	5,518,644
New York (State of) Dormitory Authority, Series 2009 F, RB	5.29%	03/15/2025	200	231,498
New York (State of) Dormitory Authority, Series 2010 C, RB	4.90%	02/15/2023	1,400	1,536,122
New York (State of) Dormitory Authority, Series 2010 D, RB	5.50%	03/15/2030	2,760	3,351,523
New York (State of) Dormitory Authority, Series 2010 H, RB	5.39%	03/15/2040	1,800	2,457,774
New York (State of) Dormitory Authority (New York University), Series 2018 B, RB	4.85%	07/01/2048	5,000	5,790,100
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco Taxable Municipal Bond ETF (BAB)—(continued)
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (State of) Dormitory Authority (New York University), Series 2019, RB	4.01%	07/01/2049	$3,000	$ 3,714,840
New York State Environmental Facilities Corp., Series 2010, RB	5.71%	06/15/2030	1,000	1,309,820
New York State Urban Development Corp., Series 2010 B, RB	5.84%	03/15/2040	2,000	2,670,520
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.02%	07/01/2024	2,000	2,064,280
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.12%	01/01/2025	2,750	2,856,810
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.22%	07/01/2025	2,500	2,617,250
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.27%	01/01/2026	2,000	2,099,080
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.32%	07/01/2026	1,000	1,048,780
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.42%	07/01/2027	2,000	2,114,880
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.47%	07/01/2028	3,000	3,200,550
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.57%	07/01/2029	2,000	2,158,920
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.67%	07/01/2030	1,000	1,093,110
Triborough Bridge & Tunnel Authority, Series 2009 B, RB	5.50%	11/15/2039	2,715	3,853,182
Triborough Bridge & Tunnel Authority, Series 2010, RB	5.45%	11/15/2032	2,280	2,932,080
Western Nassau County Water Authority, Series 2010 B, RB	6.70%	04/01/2040	500	707,810
				206,181,731
North Carolina-0.12%
North Carolina State University at Raleigh, Series 2010 B, RB	5.93%	10/01/2030	1,000	1,047,310
University of North Carolina at Chapel Hill, Series 2009, RB	5.76%	12/01/2039	500	505,170
				1,552,480
Ohio-3.72%
American Municipal Power, Inc., Series 2009 B, RB	6.45%	02/15/2044	2,000	3,011,620
American Municipal Power, Inc. (Combined Hydroelectric), Series 2010 B, RB	8.08%	02/15/2050	9,930	18,518,457
American Municipal Power, Inc. (Meldahl Hydroelectric), Series 2010 B, RB	7.50%	02/15/2050	3,395	5,681,261
American Municipal Power, Inc. (Meldahl Hydroelectric), Series 2010 E, RB	6.27%	02/15/2050	2,090	2,973,777
American Municipal Power, Inc. (Prairie State Energy Campus), Series 2009 C, RB	6.05%	02/15/2043	8,005	11,971,318
Columbus (City of), OH Regional Airport Authority, Series 2019, RB	4.20%	12/15/2048	1,000	1,091,610
Cuyahoga (County of), OH, Series 2010, RB	8.22%	02/15/2040	1,000	1,399,320
Franklin (County of), OH Convention Facilities Authority, Series 2010, RB	6.39%	12/01/2030	1,000	1,333,210
Franklin (County of), OH Convention Facilities Authority, Series 2010, RB	6.54%	12/01/2036	1,070	1,557,834
Ohio (State of) (Cleveland Clinic Health), Series 2017, Ref. RB	3.70%	01/01/2043	1,000	1,139,560
				48,677,967
Oregon-2.04%
Morrow (Port of), OR (Bonneville Cooperation), Series 2016, RB	2.99%	09/01/2036	4,000	4,175,240
Multnomah, Washington, and Clackamas (Counties of), OR, Series 2019, GO Bonds	3.25%	06/01/2028	10,000	10,999,600
Oregon (State of), Series 2003, GO Bonds	5.89%	06/01/2027	2,000	2,461,800
Oregon (State of) Department of Transportation, Series 2010, RB	5.83%	11/15/2034	1,000	1,410,200
Oregon State University, Series 2019, RB	4.05%	04/01/2052	6,000	6,563,340
Portland (Port of), OR (Portland International Airport), Series 2019, RB	4.24%	07/01/2049	1,000	1,100,020
				26,710,200
Pennsylvania-4.90%
Commonwealth Financing Authority, Series 2010 C2, RB	5.59%	06/01/2030	2,000	2,471,400
Commonwealth Financing Authority, Series 2019 A, RB	3.81%	06/01/2041	5,000	5,794,950
Commonwealth Financing Authority, Series 2019 A, RB, (INS -AGM)(d)	3.66%	06/01/2038	20,000	22,597,800
Kiski Area School District, Series 2010, GO Bonds, (INS -AGM)(d)	6.53%	09/01/2031	2,000	2,101,300
Montgomery (County of), PA, Series 2010, GO Bonds(a)(b)	6.03%	03/01/2020	1,000	1,019,820
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Invesco Taxable Municipal Bond ETF (BAB)—(continued)
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania-(continued)
Pennsylvania (Commonwealth of), Series 2010 B, GO Bonds	4.65%	02/15/2026	$4,955	$ 5,442,324
Pennsylvania (State of) Higher Educational Facilities Authority, Series 2010, RB	6.14%	04/01/2030	1,000	1,269,490
Pennsylvania (State of) Higher Educational Facilities Authority, Series 2019 B, Ref. RB	2.97%	08/15/2045	7,000	7,499,240
Pennsylvania (State of) Turnpike Commission, Series 2009, RB	6.11%	12/01/2039	1,443	2,069,190
Pennsylvania State University (The), Series 2019 B, RB	3.50%	09/01/2049	10,000	11,476,900
Quaker Valley School District, Series 2010, GO Bonds, (INS -AGM)(d)	5.96%	10/01/2030	1,000	1,048,530
School District of Philadelphia (The), Series 2010, GO Bonds	6.62%	06/01/2030	1,000	1,291,100
				64,082,044
South Carolina-1.49%
South Carolina (State of) Public Service Authority, Series 2010 C, RB	6.45%	01/01/2050	9,050	14,585,794
South Carolina (State of) Public Service Authority, Series 2016 D, RB	2.39%	12/01/2023	2,500	2,520,350
Williamsburg County Public Facilities Corp. (Williamsburg County), Series 2010, RB	6.53%	12/01/2030	2,250	2,353,860
				19,460,004
Tennessee-0.19%
Knoxville (City of), TN, Series 2010, RB	6.30%	04/01/2045	500	513,450
Memphis (City of), TN, Series 2009 B, RB, (INS -AGC)(a)(b)	6.30%	10/01/2019	200	200,626
Metropolitan Government Nashville & Davidson County Health & Educational Facs Board (Vanderbilt University), Seris 2016 B, RB	4.05%	07/01/2026	1,000	1,110,930
Wilson County Tenth Special School District, Series 2010, GO Bonds(a)(b)	6.13%	04/01/2020	675	691,187
				2,516,193
Texas-8.17%
Austin (City of), TX, Series 2019 C, RB	3.57%	11/15/2049	6,000	6,366,360
Beaumont (City of), TX, Series 2010 B, RB	6.01%	09/01/2030	1,500	1,563,825
Bexar (County of), TX, Series 2010 B, GO Bonds	5.76%	06/15/2040	1,500	1,503,990
Channelview Independent School District, Series 2010 B, GO Bonds	5.93%	08/15/2035	2,000	2,037,060
Corpus Christi Independent School District, Series 2010 B, GO Bonds(a)(b)	6.12%	08/15/2020	700	728,000
Dallas Convention Center Hotel Development Corp., Series 2009, RB	7.09%	01/01/2042	2,780	4,017,072
Dallas Independent School District, Series 2010 C, GO Bonds	6.45%	02/15/2035	5,170	5,497,623
Dallas-Fort Worth (Cities of), TX International Airport, Series 2019 A, Ref. RB	1.89%	11/01/2021	11,820	11,854,514
Dallas-Fort Worth (Cities of), TX International Airport, Series 2019 A, Ref. RB	1.88%	11/01/2022	5,690	5,710,598
Dallas-Fort Worth (Cities of), TX International Airport, Series 2019 A, Ref. RB	1.94%	11/01/2023	5,800	5,835,206
Hallettsville Independent School District, Series 2010, GO Bonds	6.27%	08/15/2030	605	629,303
Hallettsville Independent School District, Series 2010, GO Bonds	6.47%	08/15/2035	1,000	1,033,860
Lancaster (City of), TX, Series 2010 A, GO Bonds	6.53%	02/15/2040	1,000	1,019,730
Permanent University Fund - Texas A&M University System, Series 2017 B, Ref. RB	3.66%	07/01/2047	2,000	2,142,560
Round Rock Independent School District, Series 2010, GO Bonds	5.77%	08/01/2030	2,000	2,073,440
Round Rock Independent School District, Series 2010, GO Bonds	6.05%	08/01/2035	1,000	1,003,280
San Antonio (City of), TX, Series 2010, RB	6.31%	02/01/2037	3,000	3,054,480
San Antonio Independent School District, Series 2010, GO Bonds(a)(b)	6.40%	08/15/2020	2,000	2,084,520
Texas (State of ), Series 2009, GO Bonds	5.52%	04/01/2039	9,680	13,921,002
Texas (State of) Transportation Commission State Highway Fund, Series 2010 B, RB	5.03%	04/01/2026	2,000	2,293,840
Texas (State of) Transportation Commission State Highway Fund, Series 2010 B, RB	5.18%	04/01/2030	11,715	14,594,078
Texas A&M University, Series 2019 A, RB	4.20%	05/15/2048	2,500	2,803,500
Texas A&M University System Board of Regents, Series 2019 B, Ref. RB	2.62%	05/15/2029	3,000	3,139,620
University of Texas System Board of Regents, Series 2010 C, RB	4.64%	08/15/2030	10,000	11,919,100
				106,826,561
Utah-0.31%
Salt Lake (County of), UT Municipal Building Authority, Series 2009, RB	5.82%	12/01/2029	500	635,385
Utah (State of), Series 2009 D, GO Bonds	4.55%	07/01/2024	725	774,981
Utah (State of) Transit Authority, Series 2009 B, RB	5.94%	06/15/2039	1,815	2,603,055
				4,013,421
Virgin Islands-0.56%
Virgin Islands (Government of) Water & Power Authority, Series 2010, RB, (INS -AGM)(d)	6.85%	07/01/2035	5,795	7,324,185
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Invesco Taxable Municipal Bond ETF (BAB)—(continued)
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington-2.67%
Benton (County of), WA Public Utility District No. 1, Series 2010, RB	6.55%	11/01/2030	$750	$ 1,025,325
Central Puget Sound Regional Transit Authority, Series 2009 S-2T, RB	5.49%	11/01/2039	1,855	2,651,797
Cowlitz (County of), WA Public Utility District No. 1, Series 2010, RB	6.88%	09/01/2032	6,500	9,218,690
Douglas (County of), WA Public Utility District No. 1, Series 2010 1-B, RB	5.25%	09/01/2030	2,000	2,366,700
Grant (County of), WA Public Utility District No. 2, Series 2010, Ref. RB	5.73%	01/01/2030	2,500	3,175,475
Grant (County of), WA Public Utility District No. 2, Series 2010, Ref. RB	5.83%	01/01/2040	2,750	3,796,925
King (County of), WA Public Hospital District No. 1, Series 2010, RB(a)(b)	7.90%	06/15/2020	2,000	2,088,900
Seattle (Port of), WA, Series 2017, Ref. RB	3.76%	05/01/2036	500	537,700
Snohomish (County of), WA Public Hospital District No. 3, Series 2010, GO Bonds	6.33%	12/01/2035	1,000	1,040,580
Tacoma (City of), WA, Series 2010 B, RB	5.37%	12/01/2030	1,000	1,276,180
Tacoma (City of), WA, Series 2010 B, RB, (INS -AGM)(d)	5.79%	01/01/2032	2,570	3,460,222
Washington (State of ), Series 2010, GO Bonds	5.09%	08/01/2033	2,000	2,498,540
Washington (State of) Biomedical Research Facilities 3, Series 2010 B, RB	6.42%	07/01/2030	1,435	1,852,398
				34,989,432
Wisconsin-0.25%
Wisconsin (State of), Series 2017 A, Ref. RB	3.95%	05/01/2036	3,000	3,313,260
Total Municipal Obligations (Cost $1,109,205,834)				1,257,575,547
U.S. Dollar Denominated Bonds & Notes-0.73%
Minnesota-0.19%
Mayo Clinic, Series 2016	4.13%	11/15/2052	2,000	2,487,417
New Hampshire-0.17%
Trustees of Dartmouth College	3.47%	06/01/2046	2,000	2,220,780
New York-0.10%
Montefiore Medical Center	2.90%	04/20/2032	1,250	1,291,973
Texas-0.27%
Baylor Scott & White Holdings	3.97%	11/15/2046	3,000	3,527,361
Total U.S. Dollar Denominated Bonds & Notes (Cost $8,249,900)				9,527,531
			Shares
Money Market Funds-1.62%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(f)
(Cost $21,268,011)			21,268	21,268,011
TOTAL INVESTMENTS IN SECURITIES(g)-98.48%
(Cost $1,138,723,745)				1,288,371,089
OTHER ASSETS LESS LIABILITIES-1.52%				19,852,096
NET ASSETS-100.00%				$ 1,308,223,185

Investment Abbreviations:
AGC	-Assured Guaranty Corp.
AGM	-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding
VRD	-Variable Rate Demand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Invesco Taxable Municipal Bond ETF (BAB)—(continued)
August 31, 2019
Notes to Schedule of Investments:
(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Security subject to crossover refunding.
(d)	Principal and/or interest payments are secured by the bond insurance company listed.
(e)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2019.
(f)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(g)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations. No concentration of any single entity was greater than 5% each.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Invesco Treasury Collateral ETF (CLTL)
August 31, 2019
Schedule of Investments
	Principal Amount	Value
U.S. Treasury Securities-101.12%
U.S. Treasury Bills-48.53%(a)
1.94%–1.98%, 09/03/2019	$7,458,000	$ 7,458,000
2.06%, 10/01/2019	17,000,000	16,972,895
1.87%–2.37%, 10/03/2019	14,229,000	14,205,374
1.87%–2.61%, 10/10/2019	11,109,000	11,086,222
1.98%, 10/15/2019	8,000,000	7,981,473
1.83%–2.37%, 10/17/2019	14,229,000	14,194,479
1.82%–2.36%, 10/24/2019	14,229,000	14,189,944
1.82%–2.38%, 10/31/2019	14,229,000	14,184,635
1.82%–2.60%, 11/07/2019	11,382,000	11,342,131
1.83%–2.30%, 11/14/2019	6,539,000	6,513,801
1.80%–2.29%, 11/21/2019	6,539,000	6,511,258
1.81%–2.30%, 11/29/2019	20,539,000	20,442,698
1.79%–2.52%, 12/05/2019	11,564,000	11,506,819
1.79%–2.03%, 12/12/2019	5,964,000	5,932,789
1.78%–2.03%, 12/19/2019	5,964,000	5,930,559
1.81%–2.04%, 12/26/2019	6,464,000	6,425,180
1.80%–2.46%, 01/02/2020	4,856,000	4,825,597
1.80%–2.00%, 01/09/2020	8,949,000	8,889,809
1.78%–1.99%, 01/16/2020	8,949,000	8,887,118
1.79%–1.99%, 01/23/2020	8,949,000	8,883,953
1.79%–2.47%, 01/30/2020	9,696,000	9,622,360
1.83%, 02/06/2020	8,000,000	7,936,517
1.84%, 02/13/2020	8,000,000	7,933,557
1.83%, 02/20/2020	10,000,000	9,913,615
1.83%, 02/27/2020	15,000,000	14,865,406
1.68%–1.94%, 03/26/2020	4,473,000	4,428,457
1.66%–1.88%, 06/18/2020	4,473,000	4,410,627
		265,475,273
U.S. Treasury Notes-52.59%
1.00%, 10/15/2019	4,639,000	4,633,275
1.25%, 10/31/2019	2,926,000	2,922,190
1.50%, 10/31/2019	11,562,000	11,551,190
1.00%, 11/15/2019	4,443,000	4,434,409
3.38%, 11/15/2019	6,851,000	6,868,261
1.00%, 11/30/2019	4,216,000	4,205,707
1.50%, 11/30/2019	6,651,000	6,642,297
1.75%, 11/30/2019	4,843,000	4,839,311
	Principal Amount	Value
U.S. Treasury Notes-(continued)
1.38%, 12/15/2019	$4,600,000	$ 4,592,004
1.13%, 12/31/2019	4,300,000	4,288,242
1.63%, 12/31/2019	6,977,000	6,969,369
1.88%, 12/31/2019	5,100,000	5,098,207
1.38%, 01/15/2020	4,856,000	4,847,654
1.25%, 01/31/2020	9,696,000	9,669,488
1.38%, 01/31/2020	9,696,000	9,673,654
2.00%, 01/31/2020	9,696,000	9,697,894
1.38%, 02/15/2020	10,444,000	10,419,114
3.63%, 02/15/2020	11,908,000	11,995,449
1.25%, 02/29/2020	11,015,000	10,980,578
1.38%, 02/29/2020	9,924,000	9,898,608
2.25%, 02/29/2020	6,948,000	6,959,263
1.63%, 03/15/2020	8,949,000	8,937,464
1.13%, 03/31/2020	3,018,000	3,004,973
1.38%, 03/31/2020	6,036,000	6,018,434
2.25%, 03/31/2020	5,030,000	5,040,315
1.50%, 04/15/2020	8,949,000	8,930,298
1.13%, 04/30/2020	8,949,000	8,906,352
1.38%, 04/30/2020	7,635,000	7,611,290
2.38%, 04/30/2020	5,533,000	5,551,695
1.50%, 05/15/2020	8,949,000	8,927,152
3.50%, 05/15/2020	5,533,000	5,596,003
1.38%, 05/31/2020	8,949,000	8,918,413
1.50%, 05/31/2020	6,036,000	6,021,146
2.50%, 05/31/2020	6,036,000	6,064,765
1.50%, 06/15/2020	14,000,000	13,961,717
1.63%, 06/30/2020	5,467,000	5,458,031
2.50%, 06/30/2020	1,988,000	1,999,105
1.50%, 07/15/2020	8,500,000	8,477,090
2.00%, 07/31/2020	7,000,000	7,012,168
2.63%, 07/31/2020	10,000,000	10,072,070
		287,694,645
TOTAL INVESTMENTS IN SECURITIES-101.12% (Cost $552,497,328)		553,169,918
OTHER ASSETS LESS LIABILITIES-(1.12)%		(6,152,355)
NET ASSETS-100.00%		$547,017,563

Notes to Schedule of Investments:
(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

Invesco Variable Rate Preferred ETF (VRP)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-70.82%
Automobiles-0.28%
General Motors Financial Co., Inc.,Series B, 6.50%(b)(c)	$4,315,000	$ 4,282,638
Banks-37.86%
Bank of America Corp.
Series AA, 6.10%(c)	15,505,000	17,055,500
Series DD, 6.30%(b)(c)	8,070,000	9,149,362
Series FF, 5.87%(c)	19,080,000	20,773,350
Series JJ, 5.13%(c)	8,500,000	8,829,133
Series U, 5.20%(b)(c)	8,245,000	8,533,575
Series V, 5.80% (3 mo. USD LIBOR + 3.39%)(c)(d)	1,748,000	1,756,740
Series X, 6.25%(c)	16,290,000	17,837,550
Series Z, 6.50%(c)	11,435,000	12,821,494
BB&T Corp., 4.80%(c)	14,700,000	14,791,875
Citigroup, Inc.
5.90%(c)	6,300,000	6,630,750
Series A, 5.95%(c)	13,105,000	13,842,156
Series D, 5.35%(c)	10,485,000	10,720,912
Series M, 6.30%(c)	14,600,000	15,549,000
Series N, 5.80%(c)	12,260,000	12,382,600
Series O, 5.87%(c)	12,140,000	12,345,251
Series P, 5.95%(c)	16,450,000	17,601,500
Series Q, 5.95%(c)	10,940,000	11,199,825
Series R, 6.12%(c)	12,285,000	12,653,550
Series T, 6.25%(c)	13,105,000	14,628,456
Citizens Financial Group, Inc.,Series B, 6.00%(b)(c)	2,575,000	2,645,813
Fifth Third Bancorp, 5.10%(c)	5,000,000	5,006,250
Huntington Bancshares, Inc.,Series E, 5.70%(c)	4,265,000	4,344,969
JPMorgan Chase & Co.
Series CC, 4.63%(b)(c)	10,250,000	10,173,125
Series FF, 5.00%(c)	18,646,000	19,374,863
Series I, 5.74% (3 mo. USD LIBOR + 3.47%)(c)(d)	36,092,000	36,228,753
Series Q, 5.15%(c)	12,295,000	12,617,744
Series R, 6.00%(c)	12,590,000	13,455,562
Series S, 6.75%(c)	16,680,000	18,639,900
Series U, 6.12%(c)	8,090,000	8,797,875
Series U, 3.22% (3 mo. USD LIBOR + 0.95%), 02/02/2037(d)	2,640,000	2,182,605
Series V, 5.00% (3 mo. USD LIBOR + 3.32%)(c)(d)	20,715,000	20,844,469
Series W, 3.16% (3 mo. USD LIBOR + 1.00%), 05/15/2047(b)(d)	5,231,000	4,080,180
Series X, 6.10%(c)	13,060,000	14,300,700
Series Z, 5.30%(c)	16,390,000	16,697,312
KeyCorp,Series D, 5.00%(c)	4,415,000	4,503,300
M&T Bank Corp.
Series E, 6.45%(c)	2,990,000	3,255,363
Series F, 5.12%(c)	4,070,000	4,278,588
Series G, 5.00%(c)	3,400,000	3,519,000
	Principal Amount	Value
Banks-(continued)
PNC Financial Services Group, Inc. (The)
Series O, 6.75%(b)(c)	$8,355,000	$ 8,981,625
Series R, 4.85%(c)	4,195,000	4,236,950
Series S, 5.00%(b)(c)	4,375,000	4,528,125
SunTrust Banks, Inc.
Series G, Pfd., 5.05%(c)	6,450,000	6,498,375
Series H, 5.13%(b)(c)	4,180,000	4,185,225
U.S. Bancorp
Series I, 5.13%(c)	6,290,000	6,447,250
Series J, 5.30%(c)	8,140,000	8,679,275
USB Capital IX, 3.50% (3 mo. USD LIBOR + 1.02%)(c)(d)	5,780,000	4,974,412
Wachovia Capital Trust III, 5.57% (3 mo. USD LIBOR + 0.93%)(c)(d)	20,763,000	20,840,861
Wells Fargo & Co.
Series K, 6.18% (3 mo. USD LIBOR + 3.77%)(c)(d)	28,775,000	29,062,750
Series S, 5.90%(c)	16,789,000	18,027,189
Series U, 5.87%(c)	16,895,000	18,563,381
		579,074,368
Capital Markets-9.17%
Bank of New York Mellon Corp. (The)
Series D, 4.50%(c)	4,220,000	4,172,525
Series E, 4.95%(c)	8,465,000	8,613,137
Series F, 4.63%(c)	8,136,000	8,217,360
Charles Schwab Corp. (The)
7.00%(b)(c)	3,385,000	3,706,575
Series E, 4.63%(b)(c)	4,960,000	5,040,600
Series F, 5.00%(c)	4,190,000	4,252,850
E*TRADE Financial Corp.
Series A, 5.87%(b)(c)	3,435,000	3,671,156
Series B, 5.30%(b)(c)	2,550,000	2,530,875
Goldman Sachs Capital II, 4.00%(c)	6,382,000	5,379,528
Goldman Sachs Group, Inc. (The)
Series L, 5.70% (3 mo. USD LIBOR + 3.88%)(c)(d)	7,977,000	8,026,856
Series M, 5.38%(c)	16,755,000	16,985,381
Series O, 5.30%(c)	5,505,000	5,821,538
Series P, 5.00%(b)(c)	12,335,000	12,211,650
Series Q, 5.50%(b)(c)	4,250,000	4,467,813
Mellon Capital IV,Series 1, 4.00%(c)	4,280,000	3,809,200
Morgan Stanley
Series H, 5.91% (3 mo. USD LIBOR + 3.61%)(c)(d)	10,670,000	10,723,350
Series J, 5.55%(c)	12,340,000	12,571,375
Northern Trust Corp.,Series D, 4.60%(c)	4,095,000	4,156,425
State Street Corp.
3.41% (3 mo. USD LIBOR + 1.00%), 06/15/2047(d)	7,036,000	5,387,040
Series F, 5.25%(c)	6,050,000	6,186,125
Series H, 5.62%(c)	4,190,000	4,313,081
		140,244,440
Consumer Finance-1.73%
American Express Co.
Series B, 5.20%(b)(c)	6,305,000	6,320,763
Series C, 4.90%(c)	7,035,000	7,026,206

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Invesco Variable Rate Preferred ETF (VRP)—(continued)
August 31, 2019
	Principal Amount	Value
Consumer Finance-(continued)
Capital One Financial Corp.,Series E, 5.55%(c)	$8,338,000	$ 8,463,070
Discover Financial Services,Class C, 5.50%(c)	4,655,000	4,695,731
		26,505,770
Diversified Financial Services-0.42%
National Rural Utilities Cooperative Finance Corp.
4.75%, 04/30/2043	3,214,000	3,262,210
5.25%, 04/20/2046	2,970,000	3,152,043
		6,414,253
Electric Utilities-1.65%
Dominion Energy, Inc.,Series A, 5.75%, 10/01/2054	5,725,000	6,066,376
NextEra Energy Capital Holdings, Inc.
4.38% (3 mo. USD LIBOR + 2.07%), 10/01/2066(d)	2,797,000	2,398,428
4.80%, 12/01/2077	4,620,000	4,712,400
5.65%, 05/01/2079	4,000,000	4,334,966
Southern California Edison Co.,Series E, 6.25%(c)	2,940,000	3,025,260
Southern Co. (The),Series B, 5.50%, 03/15/2057	4,471,000	4,649,840
		25,187,270
Entertainment-0.75%
Viacom, Inc.
5.87%, 02/28/2057	5,355,000	5,587,985
6.25%, 02/28/2057	5,545,000	5,937,470
		11,525,455
Industrial Conglomerates-2.85%
General Electric Co.,series D, 5.00%(c)	47,730,000	43,583,456
Insurance-7.35%
Aegon N.V. (Netherlands), 5.50%, 04/11/2048	6,460,000	6,879,900
Allstate Corp. (The),Series B, 5.75%, 08/15/2053	6,754,000	7,193,010
American International Group, Inc.,Series A-9, 5.75%, 04/01/2048	6,229,000	6,589,419
Assurant, Inc., 7.00%, 03/27/2048(b)	3,185,000	3,467,008
Everest Reinsurance Holdings, Inc., 4.54% (3 mo. USD LIBOR + 2.38%), 05/15/2037(b)(d)	2,124,000	1,938,150
Lincoln National Corp.
4.48% (3 mo. USD LIBOR + 2.36%), 05/17/2066(d)	6,195,000	5,095,388
4.32% (3 mo. USD LIBOR + 2.04%), 04/20/2067(d)	4,335,000	3,511,350
MetLife, Inc.
Series C, 5.25%(c)	12,325,000	12,494,469
Series D, 5.87%(c)	4,215,000	4,531,125
Principal Financial Group, Inc., 4.70%, 05/15/2055(b)	3,493,000	3,488,634
Progressive Corp. (The),Series B, 5.38%(c)	4,090,000	4,217,469
	Principal Amount	Value
Insurance-(continued)
Prudential Financial, Inc.
5.87%, 09/15/2042	$8,090,000	$ 8,691,572
5.62%, 06/15/2043	12,578,000	13,458,460
5.20%, 03/15/2044	4,235,000	4,414,988
5.38%, 05/15/2045	8,522,000	8,995,188
4.50%, 09/15/2047	6,050,000	6,134,594
5.70%, 09/15/2048(b)	8,090,000	8,871,150
Reinsurance Group of America, Inc., 5.08% (3 mo. USD LIBOR + 2.67%), 12/15/2065(d)	2,780,000	2,536,750
		112,508,624
Multi-Utilities-0.71%
CenterPoint Energy, Inc.,Series A, 6.13%(c)	6,820,000	7,186,575
WEC Energy Group, Inc., 4.27% (3 mo. USD LIBOR + 2.11%), 05/15/2067(d)	4,216,000	3,604,680
		10,791,255
Oil, Gas & Consumable Fuels-6.34%
Enbridge, Inc. (Canada)
5.50%, 07/15/2077	8,490,000	8,511,225
6.25%, 03/01/2078	6,965,000	7,321,956
Series 16-A, 6.00%, 01/15/2077	6,180,000	6,411,750
Energy Transfer Operating, L.P.,Series A, 6.25%(c)	8,045,000	7,562,300
Enterprise Products Operating LLC
5.38%, 02/15/2078	6,101,000	5,972,678
Series D, 4.88%, 08/16/2077	6,085,000	5,782,195
Series E, 5.25%, 08/16/2077	8,365,000	8,137,050
MPLX L.P.,Series B, 6.87%(c)	5,055,000	5,067,638
Plains All American Pipeline, L.P.,Series B, 6.12%(c)	6,725,000	6,464,406
TransCanada PipeLines Ltd. (Canada), 4.37% (3 mo. USD LIBOR + 2.21%), 05/15/2067(d)	8,415,000	6,605,775
Transcanada Trust (Canada)
5.63%, 05/20/2075	6,125,000	6,324,062
5.30%, 03/15/2077	12,205,000	12,128,719
Series 16-A, 5.87%, 08/15/2076(b)	10,097,000	10,715,441
		97,005,195
Road & Rail-0.49%
General Motors Financial Co., Inc.,Series A, 5.75%(b)(c)	8,040,000	7,497,300
Wireless Telecommunication Services-1.22%
Vodafone Group PLC (United Kingdom), 7.00%, 04/04/2079	16,200,000	18,639,671
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,087,369,901)		1,083,259,695
	Shares
Preferred Stocks-28.17%
Banks-8.86%
Banco Santander, S.A., Series 6, Pfd., 4.00%	115,865	2,627,818
Bank of America Corp.
Series 2, Pfd., 3.00%	100,362	2,006,236
Series 4, Pfd., 4.00%(b)	74,102	1,724,354
Series 5, Pfd., 4.00%	142,628	3,196,294

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Invesco Variable Rate Preferred ETF (VRP)—(continued)
August 31, 2019
	Shares	Value
Banks-(continued)
Series E, Pfd., 4.00%(b)	108,340	$ 2,555,741
Series K, Pfd., 6.45%	352,686	9,268,588
Citigroup, Inc.
Series K, Pfd., 6.88%	502,546	14,046,161
Series J, Pfd., 7.13%	319,772	9,174,259
Citizens Financial Group, Inc., Series D, Pfd., 6.35%(b)	99,496	2,783,898
Fifth Third Bancorp, Series I, Pfd., 6.63%(b)	153,377	4,317,563
FNB Corp., Pfd., 7.25%	40,773	1,180,378
IBERIABANK Corp., Series D, Pfd., 6.10%	29,225	784,691
KeyCorp, Series E, Pfd., 6.13%(b)	170,091	4,786,361
People’s United Financial, Inc., Series A, Pfd., 5.63%(b)	82,507	2,284,619
PNC Financial Services Group, Inc. (The), Series P, Pfd., 6.13%(b)	507,934	13,952,947
Regions Financial Corp.
Series C, Pfd., 5.70%(b)	172,406	4,723,924
Series B, Pfd., 6.38%(b)	165,330	4,573,028
SunTrust Banks, Inc., Pfd., 4.00%(b)	58,236	1,338,263
Synovus Financial Corp.
Series E, Pfd., 5.88%	115,916	3,053,227
Series D, Pfd., 6.30%	63,951	1,692,144
U.S. Bancorp
Series B, Pfd., 3.50%	339,786	7,132,108
Series F, Pfd., 6.50%	369,503	10,153,942
Valley National Bancorp
Series B, Pfd., 5.50%	36,724	950,050
Series A, Pfd., 6.25%(b)	42,182	1,223,278
Wells Fargo & Co.
Series Q, Pfd., 5.85%(b)	583,320	15,399,648
Series R, Pfd., 6.63%	287,200	8,010,008
Wintrust Financial Corp., Series D, Pfd., 6.50%	43,088	1,238,349
Zions Bancorp. N.A., Series G, Pfd., 6.30%(b)	46,973	1,295,515
		135,473,392
Capital Markets-5.60%
Goldman Sachs Group, Inc. (The)
Series A, Pfd., 3.75%(b)	247,080	5,178,797
Series C, Pfd., 4.00%(b)	66,349	1,481,573
Series D, Pfd., 4.00%	456,553	9,966,552
Series J, Pfd., 5.50%	331,304	8,670,226
Series K, Pfd., 6.38%	239,467	6,618,868
Morgan Stanley
Series A, Pfd., 4.00%(b)	360,297	7,876,092
Series K, Pfd., 5.85%(b)	340,707	9,199,089
Series I, Pfd., 6.38%(b)	339,799	9,429,422
Series F, Pfd., 6.88%	280,419	7,857,340
Series E, Pfd., 7.13%	284,049	8,089,716
State Street Corp.
Series G, Pfd., 5.35%	171,229	4,527,295
Series D, Pfd., 5.90%	251,388	6,724,629
		85,619,599
Consumer Finance-1.53%
GMAC Capital Trust I, Series 2, Pfd., 7.94%, (3 mo. USD LIBOR + 5.79%)(d)	896,674	23,492,859
	Shares	Value
Diversified Financial Services-1.59%
Citigroup Capital XIII, Pfd., 8.64%, (3 mo. USD LIBOR + 6.37%)(d)	757,580	$ 20,712,237
Compass Diversified Holdings, Series B, Pfd., 7.88%(b)	36,855	908,107
Voya Financial, Inc., Series B, Pfd., 5.35%(b)	100,251	2,742,868
		24,363,212
Electric Utilities-0.49%
SCE Trust III, Series H, Pfd., 5.75%	91,862	2,304,818
SCE Trust IV, Series J, Pfd., 5.38%	111,023	2,715,622
SCE Trust V, Series K, Pfd., 5.45%	98,816	2,452,613
		7,473,053
Food Products-0.54%
CHS, Inc.
Series 3, Pfd., 6.75%(b)	169,311	4,427,483
Series 2, Pfd., 7.10%(b)	144,744	3,912,430
		8,339,913
Insurance-2.56%
Aegon N.V., Series 1, Pfd., 4.00%(b)	83,897	1,930,470
Allstate Corp. (The), Pfd., 5.10%(b)	171,278	4,566,271
Aspen Insurance Holdings Ltd., Pfd., 5.95%	94,652	2,595,358
Athene Holding Ltd., Series A, Pfd., 6.35%	290,950	8,271,709
Enstar Group Ltd., Series D, Pfd., 7.00%	135,396	3,613,719
Hartford Financial Services Group, Inc. (The), Pfd., 7.88%(b)	202,552	5,888,187
MetLife, Inc., Series A, Pfd., 4.00%(b)	205,209	4,935,276
Reinsurance Group of America, Inc.
Pfd., 5.75%	132,934	3,722,152
Pfd., 6.20%(b)	133,628	3,607,956
		39,131,098
Marine-0.09%
Seaspan Corp., Series I, Pfd., 8.00%	52,268	1,333,879
Mortgage REITs-2.66%
AGNC Investment Corp.
Series D, Pfd., 6.88%	78,565	2,057,617
Series C, Pfd., 7.00%	110,186	2,904,503
Annaly Capital Management, Inc.
Series G, Pfd., 6.50%(b)	143,528	3,549,447
Series I, Pfd., 6.75%(b)	153,362	3,895,395
Series F, Pfd., 6.95%(b)	246,046	6,316,001
Chimera Investment Corp.
Series C, Pfd., 7.75%(b)	86,308	2,202,580
Series B, Pfd., 8.00%(b)	110,372	2,880,709
Series D, Pfd., 8.00%(b)	68,334	1,763,017
Exantas Capital Corp., Pfd., 8.63%(b)	40,406	1,061,870
New Residential Investment Corp.
Series B, Pfd., 7.13%	118,686	2,976,645
Series A, Pfd., 7.50%	26,524	701,295
New York Mortgage Trust, Inc., Series D, Pfd., 8.00%	46,273	1,154,511
PennyMac Mortgage Investment Trust
Series B, Pfd., 8.00%(b)	68,067	1,755,448
Series A, Pfd., 8.13%	38,404	1,027,307
Two Harbors Investment Corp.
Series C, Pfd., 7.25%	98,872	2,526,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Invesco Variable Rate Preferred ETF (VRP)—(continued)
August 31, 2019
	Shares	Value
Mortgage REITs-(continued)
Series B, Pfd., 7.63%(b)	95,838	$ 2,535,873
Series A, Pfd., 8.13%	49,406	1,423,881
		40,732,279
Multi-Utilities-0.97%
Algonquin Power & Utilities Corp.
Series 19-A, Pfd., 6.20% (Canada)	117,293	3,267,783
Pfd., 6.88% (Canada)	98,595	2,718,264
Integrys Holding, Inc., Pfd., 6.00%	137,345	3,728,917
Just Energy Group, Inc., Series A, Pfd., 8.50%(b)	36,897	461,213
NiSource, Inc., Series B, Pfd., 6.50%	168,888	4,657,931
		14,834,108
Oil, Gas & Consumable Fuels-2.74%
DCP Midstream, L.P.
Series B, Pfd., 7.88%(b)	54,962	1,320,737
Series C, Pfd., 7.95%(b)	40,753	978,072
Enbridge, Inc., Series B, Pfd., 6.38%(b)	205,115	5,726,811
Energy Transfer Operating, L.P.
Series E, Pfd., 7.60%(b)	264,935	6,618,076
Series D, Pfd., 7.63%(b)	151,849	3,720,300
Energy Transfer Partners, L.P., Series C, Pfd., 7.38%	152,660	3,663,840
GasLog Partners L.P.
Series B, Pfd., 8.20% (Monaco)	42,458	1,019,620
Series C, Pfd., 8.50% (Monaco)	34,191	827,080
Series A, Pfd., 8.63% (Monaco)	49,779	1,263,391
NGL Energy Partners L.P., Series B, Pfd., 9.00%(b)	71,946	1,813,039
NuStar Energy L.P.
Series B, Pfd., 7.63%(b)	133,709	2,759,754
Series A, Pfd., 8.50%	73,882	1,705,197
Series C, Pfd., 9.00%(b)	58,679	1,391,866
NuStar Logistics L.P., Pfd., 9.04%, (3 mo. USD LIBOR + 6.73%)(b)	138,638	3,592,111
Targa Resources Partners L.P., Series A, Pfd., 9.00%	42,567	1,162,505
Teekay LNG Partners L.P., Series B, Pfd., 8.50%	58,028	1,464,046
	Shares	Value
Oil, Gas & Consumable Fuels-(continued)
Teekay Offshore Partners L.P., Series E, Pfd., 8.88%	44,281	$ 735,507
Tsakos Energy Navigation Ltd.
Series E, Pfd., 9.25% (Greece)	42,452	917,575
Series F, Pfd., 9.50% (Greece)	55,200	1,216,056
		41,895,583
Thrifts & Mortgage Finance-0.39%
Merchants Bancorp, Series B, Pfd., 6.00%	41,579	1,076,065
New York Community Bancorp, Inc., Series A, Pfd., 6.38%(b)	175,309	4,873,590
		5,949,655
Trading Companies & Distributors-0.15%
Air Lease Corp., Series A, Pfd., 6.15%	85,148	2,333,055
Total Preferred Stocks (Cost $440,470,920)		430,971,685
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.99% (Cost $1,527,840,821)		1,514,231,380
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.77%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(e)(f)	31,744,202	31,744,202
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(e)(f)	10,594,003	10,598,241
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $42,342,396)		42,342,443
TOTAL INVESTMENTS IN SECURITIES-101.76% (Cost $1,570,183,217)		1,556,573,823
OTHER ASSETS LESS LIABILITIES-(1.76)%		(26,972,516)
NET ASSETS-100.00%		$1,529,601,307

Investment Abbreviations:
LIBOR	-London Interbank Offered Rate
Pfd.	-Preferred
USD	-U.S. Dollar

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	Perpetual bond with no specified maturity date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2019.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

Invesco VRDO Tax-Free Weekly ETF (PVI)
August 31, 2019
Schedule of Investments
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-95.43%
Arizona-4.65%
Arizona (State of) Health Facilities Authority (Banner Health), Series 2008 F, VRD RB, (LOC -JPMorgan Chase Bank, N.A.)(a)(b)	1.30%	01/01/2029	$165	$ 165,000
Arizona (State of) Health Facilities Authority (Catholic Healthcare West Loan Program), Series 2005 B, VRD RB, (LOC -JPMorgan Chase Bank, N.A.)(a)(b)	1.30%	07/01/2035	2,500	2,500,000
				2,665,000
California-11.34%
Bay Area Toll Authority, Series 2007 G1, VRD RB, (LOC -Bank of America N.A.)(a)(b)	1.03%	04/01/2047	4,000	4,000,000
California (State of) Statewide Communities Development Authority (Kaiser Permanente), Series 2004 M, VRD RB(a)	1.25%	04/01/2038	2,500	2,500,000
				6,500,000
Colorado-7.50%
Colorado (State of) Health Facilities Authority, Series 2016 D, VRD RB(a)	1.30%	12/01/2045	2,000	2,000,000
Colorado Springs (City of), CO, Series 2006 B, VRD RB(a)	1.33%	11/01/2036	2,300	2,300,000
				4,300,000
Florida-15.41%
Florida (State of) Department of Environmental Protection (Everglades Restoration), Series 2007 A, VRD RB, (INS -AGC)(a)(c)	1.31%	07/01/2027	2,335	2,335,000
Florida Keys Aqueduct Authority, Series 2008, Ref. VRD RB, (LOC -TD Bank, N.A.)(a)(b)	1.30%	09/01/2035	2,500	2,500,000
JEA Water & Sewer System Revenue, Series 2008 B, VRD RB(a)	1.28%	10/01/2041	2,500	2,500,000
West Palm Beach (City of), FL, Series 2008 C, VRD RB, (INS -AGC)(a)(c)	1.32%	10/01/2038	1,500	1,500,000
				8,835,000
Indiana-4.36%
Indianapolis (City of), IN, Series 2008, VRD RB, (LOC-Fannie Mae)(a)(b)	1.29%	05/15/2038	2,500	2,500,000
Louisiana-4.01%
Louisiana (State of) Offshore Terminal Authority Deepwater Port (Loop LLC), Series 2013 B, Ref. VRD RB, (LOC -JPMorgan Chase Bank, N.A.)(a)(b)	1.30%	09/01/2033	2,000	2,000,000
Louisiana (State of) Public Facilities Authority (Christus Health), Series 2009 B2, Ref. VRD RB, (LOC -Bank of New York Mellon)(a)(b)	1.27%	07/01/2047	300	300,000
				2,300,000
Maryland-3.84%
Washington Suburban Sanitary District, Series 2015 A-2, VRD GO BAN(a)	1.25%	06/01/2023	2,200	2,200,000
Massachusetts-5.06%
Massachusetts (Commonwealth of), Series 2001 C, Ref. VRD GO Bonds(a)	1.25%	01/01/2021	400	400,000
Massachusetts (Sate of) Health & Educational Facilities Authority (Partners Healthcare), Series 1997 P1, VRD RB(a)	1.25%	07/01/2027	2,500	2,500,000
				2,900,000
Michigan-6.97%
Michigan (State of) Building Authority (Facilities Program), Series 2007, Ref. VRD RB, (LOC-Citibank N.A.)(a)(b)	1.24%	10/15/2042	1,500	1,500,000
Michigan State University Board of Trustees, Series 2000 A-1, VRD RB, (CEP -Royal Bank of Canada)(a)(b)	1.28%	08/15/2030	2,500	2,500,000
				4,000,000
Missouri-4.88%
Kansas City (City of), MO (H Roe Bartle), Series 2008 F, VRD RB, (LOC -Sumitomo Mitsui Banking)(a)(b)	1.30%	04/15/2025	300	300,000
Missouri (State of) Health & Educational Facilities Authority (BJC Health System), Series 2008 C, VRD RB(a)	1.25%	05/15/2038	2,500	2,500,000
				2,800,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Invesco VRDO Tax-Free Weekly ETF (PVI)—(continued)
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nevada-4.36%
Clark (County of), NV Department of Aviation, Series 2008 D-3, VRD RB, (LOC -Bank of America N.A.)(a)(b)	1.30%	07/01/2029	$2,500	$ 2,500,000
New York-8.81%
Nassau (County of), NY Interim Finance Authority, Series 2008 B, VRD RB(a)	1.19%	11/15/2021	2,000	2,000,000
New York (State of) Housing Finance Agency, Series 2003 L, Ref. VRD RB, (LOC -Bank of America N.A.)(a)(b)	1.26%	09/15/2021	100	100,000
New York (State of) Housing Finance Agency (222 East 44th Street Housing), Series 2015 A, VRD RB, (LOC -Bank of China Ltd.)(a)(b)	1.31%	05/01/2050	1,450	1,450,000
New York State Urban Development Corp., Series 2008 A-1, Ref. VRD RB, (LOC -Wells Fargo Bank N.A.)(a)(b)	1.25%	01/01/2030	1,500	1,500,000
				5,050,000
North Carolina-0.41%
Charlotte (City of), NC, Series 2006 B, VRD RB(a)	1.24%	07/01/2036	100	100,000
University of North Carolina at Chapel Hill, Series 2003 B, Ref. VRD RB(a)	1.25%	02/01/2029	135	135,000
				235,000
Ohio-4.36%
Franklin (County of), OH (OhioHealth Corp.), Series 2009 A, Ref. VRD RB(a)	1.28%	11/15/2041	2,500	2,500,000
Tennessee-4.59%
Clarksville Public Building Authority, Series 1999, VRD RB, (LOC -Bank of America N.A.)(a)(b)	1.33%	06/01/2029	1,120	1,120,000
Sevier (County of), TN Public Building Authority, Series 2010 D-1, VRD RB, (LOC -Bank of America N.A.)(a)(b)	1.31%	06/01/2026	1,510	1,510,000
				2,630,000
Texas-1.57%
University of Texas System Board of Regents, Series 2008 B, VRD RB(a)	1.20%	08/01/2025	900	900,000
Washington-3.31%
Washington (State of) Higher Education Facilities Authority (Whitman College), Series 2004, VRD RB(a)	1.30%	10/01/2029	1,900	1,900,000
TOTAL INVESTMENTS IN SECURITIES(d)-95.43%
(Cost $54,715,000)				54,715,000
OTHER ASSETS LESS LIABILITIES-4.57%				2,622,561
NET ASSETS-100.00%				$57,337,561

Investment Abbreviations:
AGC	-Assured Guaranty Corp.
BAN	-Bond Anticipation Notes
CEP	-Credit Enhancement Provider
GO	-General Obligation
INS	-Insurer
LOC	-Letter of Credit
RB	-Revenue Bonds
Ref.	-Refunding
VRD	-Variable Rate Demand

Notes to Schedule of Investments:
(a)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2019.
(b)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Bank of America N.A.	16.87%
JPMorgan Chase Bank, N.A.	8.53%
Assured Guaranty Corp.	7.01%
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Statements of Assets and Liabilities
August 31, 2019
	Invesco 1-30 Laddered Treasury ETF (PLW)	Invesco California AMT-Free Municipal Bond ETF (PWZ)	Invesco CEF Income Composite ETF (PCEF)	Invesco Fundamental High Yield® Corporate Bond ETF (PHB)	Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)
Assets:
Unaffiliated investments in securities, at value(a)	$ 178,714,995	$340,354,918	$747,438,648	$749,598,646	$ 91,708,412
Affiliated investments in securities, at value	41,740	-	24,804,804	50,617,428	864,814
Cash	-	1,536,351	-	7,466	-
Cash segregated as collateral	-	-	-	5,610,720	-
Receivable for:
Dividends and interest	411,037	3,192,270	1,058,190	10,736,633	858,420
Securities lending	-	-	108,830	26,914	570
Investments sold	-	1,610,974	1,097,957	-	1,120,669
Fund shares sold	1,809,661	-	-	12,971,056	-
Foreign tax reclaims	-	-	-	-	-
Total assets	180,977,433	346,694,513	774,508,429	829,568,863	94,552,885
Liabilities:
Due to custodian	-	-	842,324	-	-
Payable for:
Investments purchased	1,810,933	-	-	12,789,449	1,619,260
Collateral upon return of securities loaned	-	-	11,249,580	50,294,410	736,427
Collateral upon receipt of securities in-kind	-	-	-	5,610,719	-
Fund shares repurchased	-	-	1,117,630	-	-
Accrued unitary management fees	34,840	81,385	324,083	314,036	17,162
Accrued expenses	8,149	10,888	16,235	14,277	8,842
Other payables	-	-	-	-	-
Total liabilities	1,853,922	92,273	13,549,852	69,022,891	2,381,691
Net Assets	$179,123,511	$346,602,240	$ 760,958,577	$760,545,972	$92,171,194
Net assets consist of:
Shares of beneficial interest	$170,369,212	$323,565,676	$787,632,534	$ 780,825,459	$88,920,016
Distributable earnings	8,754,299	23,036,564	(26,673,957)	(20,279,487)	3,251,178
Net Assets	$179,123,511	$346,602,240	$ 760,958,577	$760,545,972	$92,171,194
Shares outstanding (unlimited amount authorized, $0.01 par value)	4,950,000	12,550,000	34,050,000	39,900,000	3,500,000
Net asset value	$ 36.19	$ 27.62	$ 22.35	$ 19.06	$ 26.33
Market price	$ 36.23	$ 27.62	$ 22.35	$ 19.07	$ 26.31
Unaffiliated investments in securities, at cost	$169,383,934	$316,572,503	$743,944,391	$ 742,500,595	$88,011,722
Affiliated investments in securities, at cost	$ 41,740	$ -	$ 25,052,646	$ 50,617,143	$ 864,814
(a)Includes securities on loan with an aggregate value of:	$ -	$ -	$ 10,924,772	$ 48,499,093	$ 714,649
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI)	Invesco National AMT-Free Municipal Bond ETF (PZA)	Invesco New York AMT-Free Municipal Bond ETF (PZT)	Invesco Preferred ETF (PGX)	Invesco Taxable Municipal Bond ETF (BAB)	Invesco Treasury Collateral ETF (CLTL)	Invesco Variable Rate Preferred ETF (VRP)	Invesco VRDO Tax- Free Weekly ETF (PVI)

$10,097,972	$1,972,979,488	$77,012,883	$5,347,262,909	$1,267,103,078	$553,169,918	$ 1,514,231,380	$ 54,715,000
306,293	-	-	27,000,558	21,268,011	-	42,342,443	-
-	14,815,339	1,800,653	-	-	-	-	1,334,427
-	-	-	6,639	-	-	2,451,427	-

92,965	20,205,711	813,339	33,591,779	15,233,417	1,217,396	16,717,131	60,679
12	-	-	191,422	-	-	15,461	-
142,294	-	-	297,354	-	112,670,005	35,497,934	-
-	-	-	14,194,861	4,935,197	-	2,569,510	1,246,399
124	-	-	-	-	-	-	-
10,639,660	2,008,000,538	79,626,875	5,422,545,522	1,308,539,703	667,057,319	1,613,825,286	57,356,505

-	-	-	16,213,321	-	822,241	1,402,408	-

342,859	1,500,000	-	24,401,291	-	119,167,198	1,580,323	-
144,450	-	-	27,000,558	-	-	42,342,396	-
-	-	-	6,639	-	-	2,451,427	-
-	-	-	-	-	-	35,378,935	-
1,871	472,366	18,218	2,240,007	296,132	36,798	655,120	11,403
6,968	29,915	7,711	68,937	20,386	13,519	23,559	7,541
-	-	-	-	-	-	389,811	-
496,148	2,002,281	25,929	69,930,753	316,518	120,039,756	84,223,979	18,944
$10,143,512	$ 2,005,998,257	$ 79,600,946	$5,352,614,769	$ 1,308,223,185	$547,017,563	$1,529,601,307	$57,337,561

$ 9,982,409	$ 1,871,485,695	$ 74,837,959	$ 5,360,052,300	$1,163,937,904	$ 546,225,505	$ 1,556,000,552	$57,337,401
161,103	134,512,562	4,762,987	(7,437,531)	144,285,281	792,058	(26,399,245)	160
$10,143,512	$ 2,005,998,257	$ 79,600,946	$5,352,614,769	$ 1,308,223,185	$547,017,563	$1,529,601,307	$57,337,561
400,000	74,950,000	3,100,000	358,450,000	39,850,000	5,180,001	60,500,000	2,300,000
$ 25.36	$ 26.76	$ 25.68	$ 14.93	$ 32.83	$ 105.60	$ 25.28	$ 24.93
$ 25.33	$ 26.80	$ 25.70	$ 14.97	$ 32.97	$ 105.62	$ 25.33	$ 24.96
$ 9,899,023	$1,833,643,922	$72,116,720	$ 5,238,099,802	$1,117,455,734	$552,497,328	$1,527,840,821	$ 54,715,000
$ 306,293	$ -	$ -	$ 27,000,558	$ 21,268,011	$ -	$ 42,342,396	$ -
$ 139,703	$ -	$ -	$ 26,268,509	$ -	$ -	$ 40,040,346	$ -

97

Statements of Operations
For the year ended August 31, 2019
	Invesco 1-30 Laddered Treasury ETF (PLW)	Invesco California AMT-Free Municipal Bond ETF (PWZ)	Invesco CEF Income Composite ETF (PCEF)	Invesco Fundamental High Yield® Corporate Bond ETF (PHB)	Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)
Investment income:
Unaffiliated interest income	$ 3,385,745	$ 8,717,712	$ -	$ 36,277,406	$ 4,177,665
Unaffiliated dividend income	-	-	40,800,716	-	-
Affiliated dividend income	5,152	-	809,485	70,533	7,125
Securities lending income	2,490	-	953,718	362,338	11,466
Foreign witholding tax	-	-	-	(3,927)	-
Total investment income	3,393,387	8,717,712	42,563,919	36,706,350	4,196,256
Expenses:
Unitary management fees	355,775	861,095	3,637,723	3,924,074	283,620
Proxy fees	8,149	10,888	16,235	15,776	8,842
Tax expenses	-	-	-	1,500	-
Total expenses	363,924	871,983	3,653,958	3,941,350	292,462
Less: Waivers	(303)	-	(874)	(5,827)	(597)
Net expenses	363,621	871,983	3,653,084	3,935,523	291,865
Net investment income	3,029,766	7,845,729	38,910,835	32,770,827	3,904,391
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(223,873)	(217,731)	(5,190,930)	(499,473)	(37,131)
Affiliated investment securities	-	-	(197,570)	-	-
Unaffiliated in-kind redemptions	153,994	583,624	10,795,304	(12,710,243)	2,882,297
Affiliated in-kind redemptions	-	-	35,454	-	-
Distributions of underlying fund shares	-	-	286,110	-	-
Net realized gain (loss)	(69,879)	365,893	5,728,368	(13,209,716)	2,845,166
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	17,339,708	22,970,917	(9,833,383)	23,020,255	5,576,458
Affiliated investment securities	-	-	74,351	285	-
Change in unrealized appreciation (depreciation)	17,339,708	22,970,917	(9,759,032)	23,020,540	5,576,458
Net realized and unrealized gain (loss)	17,269,829	23,336,810	(4,030,664)	9,810,824	8,421,624
Net increase in net assets resulting from operations	$ 20,299,595	$31,182,539	$ 34,880,171	$ 42,581,651	$12,326,015
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI)	Invesco National AMT-Free Municipal Bond ETF (PZA)	Invesco New York AMT-Free Municipal Bond ETF (PZT)	Invesco Preferred ETF (PGX)	Invesco Taxable Municipal Bond ETF (BAB)	Invesco Treasury Collateral ETF (CLTL)	Invesco Variable Rate Preferred ETF (VRP)	Invesco VRDO Tax- Free Weekly ETF (PVI)

$319,610	$ 55,176,817	$ 2,064,180	$ -	$ 41,896,342	$ 12,412,953	$ 56,640,714	$ 903,900
-	-	-	286,603,879	-	-	28,177,681	-
2,586	-	-	172,905	425,000	12,150	77,961	-
778	-	-	3,970,145	-	-	471,105	-
-	-	-	-	-	-	(13,744)	-
322,974	55,176,817	2,064,180	290,746,929	42,321,342	12,425,103	85,353,717	903,900

26,002	4,723,561	184,622	24,438,624	2,730,002	423,443	8,315,924	149,628
6,968	29,915	7,711	68,937	20,386	13,519	25,059	7,541
-	-	-	13,021	-	-	9,284	-
32,970	4,753,476	192,333	24,520,582	2,750,388	436,962	8,350,267	157,169
(211)	-	-	(13,158)	(33,786)	(851)	(6,634)	-
32,759	4,753,476	192,333	24,507,424	2,716,602	436,111	8,343,633	157,169
290,215	50,423,341	1,871,847	266,239,505	39,604,740	11,988,992	77,010,084	746,731

(7,924)	(3,698,904)	(133,176)	(30,320,885)	76,039	128,789	(8,590,294)	-
-	-	-	-	-	-	-	-
15,797	3,975,550	42,375	(1,104,181)	3,939,483	46,926	(34,668,810)	—
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-
7,873	276,646	(90,801)	(31,425,066)	4,015,522	175,715	(43,259,104)	-

343,628	112,734,517	4,774,119	123,557,606	107,823,051	745,410	32,252,424	-
-	-	-	-	-	-	47	-
343,628	112,734,517	4,774,119	123,557,606	107,823,051	745,410	32,252,471	-
351,501	113,011,163	4,683,318	92,132,540	111,838,573	921,125	(11,006,633)	-
$641,716	$163,434,504	$6,555,165	$358,372,045	$151,443,313	$12,910,117	$ 66,003,451	$746,731

99

Statements of Changes in Net Assets
For the year ended August 31, 2019, period November 1, 2017 through August 31, 2018 and the year ended October 31, 2017
	Invesco 1-30 Laddered Treasury ETF (PLW)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$ 3,029,766	$ 3,135,358	$ 3,828,078
Net realized gain (loss)	(69,879)	(1,901,061)	(861,018)
Change in net unrealized appreciation (depreciation)	17,339,708	(3,808,896)	(7,860,127)
Net increase (decrease) in net assets resulting from operations	20,299,595	(2,574,599)	(4,893,067)
Distributions to Shareholders from:
Distributable earnings	(3,060,263)	(3,150,699)	(3,839,339)
Return of capital	-	-	-
Total distributions to shareholders	(3,060,263)	(3,150,699)	(3,839,339)
Shareholder Transactions:
Proceeds from shares sold	149,797,777	73,889,628	24,396,719
Value of shares repurchased	(141,548,086)	(101,922,955)	(49,742,721)
Transaction fees	-	-	-
Net increase (decrease) in net assets resulting from share transactions	8,249,691	(28,033,327)	(25,346,002)
Net increase (decrease) in net assets	25,489,023	(33,758,625)	(34,078,408)
Net assets:
Beginning of period	153,634,488	187,393,113	221,471,521
End of period	$ 179,123,511	$ 153,634,488	$187,393,113
Changes in Shares Outstanding:
Shares sold	4,400,000	2,300,000	750,000
Shares repurchased	(4,300,000)	(3,200,000)	(1,550,000)
Shares outstanding, beginning of period	4,850,000	5,750,000	6,550,000
Shares outstanding, end of period	4,950,000	4,850,000	5,750,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Invesco California AMT-Free Municipal Bond ETF (PWZ)			Invesco CEF Income Composite ETF (PCEF)
Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017

$ 7,845,729	$ 5,154,468	$ 4,787,907	$ 38,910,835	$ 38,658,693	$ 32,653,847
365,893	199,203	516,728	5,728,368	9,490,386	7,177,093
22,970,917	(2,516,166)	(1,373,457)	(9,759,032)	(34,951,081)	58,160,457
31,182,539	2,837,505	3,931,178	34,880,171	13,197,998	97,991,397

(7,911,793)	(5,154,468)	(4,787,907)	(53,905,613)	(42,434,762)	(32,752,020)
-	(78,193)	(47,626)	-	-	(15,880,681)
(7,911,793)	(5,232,661)	(4,835,533)	(53,905,613)	(42,434,762)	(48,632,701)

89,210,474	20,897,090	80,270,039	153,858,756	100,554,411	78,505,086
(16,681,213)	(5,132,012)	(31,699,168)	(97,051,457)	(51,317,550)	(67,160,223)
6,370	12,830	126,543	-	-	-
72,535,631	15,777,908	48,697,414	56,807,299	49,236,861	11,344,863
95,806,377	13,382,752	47,793,059	37,781,857	20,000,097	60,703,559

250,795,863	237,413,111	189,620,052	723,176,720	703,176,623	642,473,064
$346,602,240	$ 250,795,863	$237,413,111	$ 760,958,577	$723,176,720	$703,176,623

3,500,000	800,000	3,100,000	7,050,000	4,300,000	3,350,000
(650,000)	(200,000)	(1,250,000)	(4,450,000)	(2,200,000)	(2,900,000)
9,700,000	9,100,000	7,250,000	31,450,000	29,350,000	28,900,000
12,550,000	9,700,000	9,100,000	34,050,000	31,450,000	29,350,000

101

Statements of Changes in Net Assets—(continued)
For the year ended August 31, 2019, period November 1, 2017 through August 31, 2018 and the year ended October 31, 2017
	Invesco Fundamental High Yield® Corporate Bond ETF (PHB)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$ 32,770,827	$ 36,257,832	$ 49,230,720
Net realized gain (loss)	(13,209,716)	(135,135)	33,564,542
Change in net unrealized appreciation (depreciation)	23,020,540	(32,016,902)	(15,558,589)
Net increase (decrease) in net assets resulting from operations	42,581,651	4,105,795	67,236,673
Distributions to Shareholders from:
Distributable earnings	(33,010,295)	(36,149,521)	(49,423,066)
Return of capital	-	-	-
Total distributions to shareholders	(33,010,295)	(36,149,521)	(49,423,066)
Shareholder Transactions:
Proceeds from shares sold	367,872,568	627,330,216	991,546,556
Value of shares repurchased	(565,427,798)	(844,678,481)	(899,575,504)
Net increase (decrease) in net assets resulting from share transactions	(197,555,230)	(217,348,265)	91,971,052
Net increase (decrease) in net assets	(187,983,874)	(249,391,991)	109,784,659
Net assets:
Beginning of period	948,529,846	1,197,921,837	1,088,137,178
End of period	$ 760,545,972	$ 948,529,846	$1,197,921,837
Changes in Shares Outstanding:
Shares sold	19,800,000	33,400,000	52,500,000
Shares repurchased	(31,000,000)	(45,100,000)	(47,600,000)
Shares outstanding, beginning of period	51,100,000	62,800,000	57,900,000
Shares outstanding, end of period	39,900,000	51,100,000	62,800,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)			Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI)
Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017

$ 3,904,391	$ 2,152,009	$ 1,256,153	$ 290,215	$ 347,301	$ 440,111
2,845,166	(726,546)	93,679	7,873	(239,953)	51,690
5,576,458	(2,206,353)	(782,957)	343,628	(166,144)	(120,959)
12,326,015	(780,890)	566,875	641,716	(58,796)	370,842

(3,906,123)	(2,152,009)	(1,261,537)	(302,471)	(341,964)	(442,061)
-	(16,435)	-	-	-	-
(3,906,123)	(2,168,444)	(1,261,537)	(302,471)	(341,964)	(442,061)

53,554,180	75,624,449	17,863,611	-	11,218,280	6,249,120
(76,423,003)	(16,025,377)	(25,352,592)	(2,510,956)	(22,236,829)	(4,996,874)
(22,868,823)	59,599,072	(7,488,981)	(2,510,956)	(11,018,549)	1,252,246
(14,448,931)	56,649,738	(8,183,643)	(2,171,711)	(11,419,309)	1,181,027

106,620,125	49,970,387	58,154,030	12,315,223	23,734,532	22,553,505
$ 92,171,194	$106,620,125	$ 49,970,387	$10,143,512	$ 12,315,223	$23,734,532

2,150,000	3,000,000	700,000	-	450,000	250,000
(2,950,000)	(650,000)	(1,000,000)	(100,000)	(900,000)	(200,000)
4,300,000	1,950,000	2,250,000	500,000	950,000	900,000
3,500,000	4,300,000	1,950,000	400,000	500,000	950,000

103

Statements of Changes in Net Assets—(continued)
For the year ended August 31, 2019, period November 1, 2017 through August 31, 2018 and the year ended October 31, 2017
	Invesco National AMT-Free Municipal Bond ETF (PZA)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$ 50,423,341	$ 42,225,505	$ 44,120,363
Net realized gain (loss)	276,646	(739,567)	1,566,146
Change in net unrealized appreciation (depreciation)	112,734,517	(28,566,818)	(6,807,061)
Net increase in net assets resulting from operations	163,434,504	12,919,120	38,879,448
Distributions to Shareholders from:
Distributable earnings	(50,635,683)	(42,825,016)	(44,434,318)
Shareholder Transactions:
Proceeds from shares sold	393,969,271	155,166,789	375,282,762
Value of shares repurchased	(160,884,192)	(76,665,955)	(138,711,374)
Transaction fees	133,834	127,313	608,718
Net increase (decrease) in net assets resulting from share transactions	233,218,913	78,628,147	237,180,106
Net increase (decrease) in net assets	346,017,734	48,722,251	231,625,236
Net assets:
Beginning of period	1,659,980,523	1,611,258,272	1,379,633,036
End of period	$2,005,998,257	$ 1,659,980,523	$1,611,258,272
Changes in Shares Outstanding:
Shares sold	15,350,000	6,100,000	14,850,000
Shares repurchased	(6,500,000)	(3,000,000)	(5,550,000)
Shares outstanding, beginning of period	66,100,000	63,000,000	53,700,000
Shares outstanding, end of period	74,950,000	66,100,000	63,000,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

Invesco New York AMT-Free Municipal Bond ETF (PZT)			Invesco Preferred ETF (PGX)
Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017

$ 1,871,847	$ 1,622,957	$ 1,926,314	$ 266,239,505	$ 254,699,506	$ 273,485,492
(90,801)	250,537	485,614	(31,425,066)	(40,252,986)	(8,474,161)
4,774,119	(1,557,451)	(901,063)	123,557,606	(99,837,343)	(1,049,352)
6,555,165	316,043	1,510,865	358,372,045	114,609,177	263,961,979

(1,892,274)	(1,645,145)	(1,937,572)	(276,045,216)	(244,818,962)	(276,488,848)

16,067,054	3,662,435	2,424,444	723,488,704	793,860,901	1,107,127,988
(4,705,635)	(4,817,324)	-	(831,211,672)	(619,175,651)	(491,910,183)
-	-	-	-	-	-
11,361,419	(1,154,889)	2,424,444	(107,722,968)	174,685,250	615,217,805
16,024,310	(2,483,991)	1,997,737	(25,396,139)	44,475,465	602,690,936

63,576,636	66,060,627	64,062,890	5,378,010,908	5,333,535,443	4,730,844,507
$ 79,600,946	$63,576,636	$66,060,627	$5,352,614,769	$ 5,378,010,908	$5,333,535,443

650,000	150,000	100,000	49,650,000	54,350,000	74,100,000
(200,000)	(200,000)	-	(59,450,000)	(42,500,000)	(33,900,000)
2,650,000	2,700,000	2,600,000	368,250,000	356,400,000	316,200,000
3,100,000	2,650,000	2,700,000	358,450,000	368,250,000	356,400,000

105

Statements of Changes in Net Assets—(continued)
For the year ended August 31, 2019, period November 1, 2017 through August 31, 2018 and the year ended October 31, 2017
	Invesco Taxable Municipal Bond ETF (BAB)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$ 39,604,740	$ 32,076,434	$ 39,719,227
Net realized gain (loss)	4,015,522	(850,952)	(1,810,687)
Change in net unrealized appreciation (depreciation)	107,823,051	(22,250,818)	(11,646,216)
Net increase in net assets resulting from operations	151,443,313	8,974,664	26,262,324
Distributions to Shareholders from:
Distributable earnings	(39,734,954)	(32,279,031)	(39,855,653)
Shareholder Transactions:
Proceeds from shares sold	341,027,100	49,320,084	21,044,718
Value of shares repurchased	(84,322,683)	(59,659,382)	(106,639,740)
Transaction fees	939,411	279,471	744,256
Net increase (decrease) in net assets resulting from share transactions	257,643,828	(10,059,827)	(84,850,766)
Net increase (decrease) in net assets	369,352,187	(33,364,194)	(98,444,095)
Net assets:
Beginning of period	938,870,998	972,235,192	1,070,679,287
End of period	$1,308,223,185	$938,870,998	$ 972,235,192
Changes in Shares Outstanding:
Shares sold	11,100,000	1,650,000	700,000
Shares repurchased	(2,900,000)	(2,000,000)	(3,600,000)
Shares outstanding, beginning of period	31,650,000	32,000,000	34,900,000
Shares outstanding, end of period	39,850,000	31,650,000	32,000,000

(a)	For the period January 10, 2017 (commencement of investment operations) through October 31, 2017.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

Invesco Treasury Collateral ETF (CLTL)			Invesco Variable Rate Preferred ETF (VRP)
Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Period Ended October 31, 2017(a)	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017

$ 11,988,992	$ 5,582,772	$ 2,397,921	$ 77,010,084	$ 73,923,718	$ 64,539,040
175,715	(49,581)	(35,104)	(43,259,104)	16,903,578	31,561,759
745,410	88,653	(161,473)	32,252,471	(67,581,280)	(953,428)
12,910,117	5,621,844	2,201,344	66,003,451	23,246,016	95,147,371

(12,311,025)	(7,583,824)	-	(89,362,622)	(79,508,012)	(64,972,652)

163,576,734	15,855,831	453,283,483	50,163,388	923,347,552	1,478,978,932
(85,480,901)	-	(1,056,040)	(689,317,241)	(565,925,316)	(517,259,238)
-	-	-	-	-	-
78,095,833	15,855,831	452,227,443	(639,153,853)	357,422,236	961,719,694
78,694,925	13,893,851	454,428,787	(662,513,024)	301,160,240	991,894,413

468,322,638	454,428,787	-	2,192,114,331	1,890,954,091	899,059,678
$547,017,563	$468,322,638	$454,428,787	$1,529,601,307	$2,192,114,331	$ 1,890,954,091

1,550,000	150,000	4,300,001	2,000,000	36,200,000	57,600,000
(810,000)	-	(10,000)	(28,700,000)	(22,100,000)	(20,000,000)
4,440,001	4,290,001	-	87,200,000	73,100,000	35,500,000
5,180,001	4,440,001	4,290,001	60,500,000	87,200,000	73,100,000

107

Statements of Changes in Net Assets—(continued)
For the year ended August 31, 2019, period November 1, 2017 through August 31, 2018 and the year ended October 31, 2017
	Invesco VRDO Tax-Free Weekly ETF (PVI)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$ 746,731	$ 564,566	$ 395,971
Net realized gain (loss)	-	350	(10)
Change in net unrealized appreciation	-	-	-
Net increase in net assets resulting from operations	746,731	564,916	395,961
Distributions to Shareholders from:
Distributable earnings	(746,949)	(564,528)	(395,971)
Return of capital	-	-	(449)
Total distributions to shareholders	(746,949)	(564,528)	(396,420)
Shareholder Transactions:
Proceeds from shares sold	8,725,062	4,986,642	26,174,420
Value of shares repurchased	(13,714,226)	(26,172,286)	(2,492,350)
Net increase (decrease) in net assets resulting from share transactions	(4,989,164)	(21,185,644)	23,682,070
Net increase (decrease) in net assets	(4,989,382)	(21,185,256)	23,681,611
Net assets:
Beginning of period	62,326,943	83,512,199	59,830,588
End of period	$ 57,337,561	$ 62,326,943	$83,512,199
Changes in Shares Outstanding:
Shares sold	350,000	200,000	1,050,000
Shares repurchased	(550,000)	(1,050,000)	(100,000)
Shares outstanding, beginning of period	2,500,000	3,350,000	2,400,000
Shares outstanding, end of period	2,300,000	2,500,000	3,350,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

108

Financial Highlights
Invesco 1-30 Laddered Treasury ETF (PLW)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 31.68	$ 32.59	$ 33.81	$ 32.59	$ 31.96	$ 30.41
Net investment income(a)	0.69	0.57	0.66	0.65	0.70	0.76
Net realized and unrealized gain (loss) on investments	4.51	(0.91)	(1.22)	1.22	0.63	1.54
Total from investment operations	5.20	(0.34)	(0.56)	1.87	1.33	2.30
Distributions to shareholders from:
Net investment income	(0.69)	(0.57)	(0.66)	(0.65)	(0.70)	(0.75)
Net asset value at end of period	$ 36.19	$ 31.68	$ 32.59	$ 33.81	$ 32.59	$ 31.96
Market price at end of period(b)	$ 36.23	$ 31.64	$ 32.59	$ 33.84	$ 32.60	$ 31.97
Net Asset Value Total Return(c)	16.71%	(1.04)%	(1.63)%	5.76%	4.18%	7.71%
Market Price Total Return(c)	16.98%	(1.17)%	(1.72)%	5.82%	4.18%	7.77%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$179,124	$153,634	$187,393	$221,472	$267,278	$279,635
Ratio to average net assets of:
Expenses	0.26% (d)	0.25% (e)	0.25%	0.25%	0.25%	0.25%
Net investment income	2.13% (d)	2.13% (e)	2.02%	1.94%	2.14%	2.47%
Portfolio turnover rate(f)	5%	5%	5%	6%	7%	5%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

109

Financial Highlights—(continued)
Invesco California AMT-Free Municipal Bond ETF (PWZ)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 25.86	$ 26.09	$ 26.15	$ 25.43	$ 25.45	$ 23.50
Net investment income(a)	0.67	0.54	0.65	0.74	0.82	0.97
Net realized and unrealized gain (loss) on investments	1.76	(0.23)	(0.07)	0.70	(0.06)	1.91
Total from investment operations	2.43	0.31	0.58	1.44	0.76	2.88
Distributions to shareholders from:
Net investment income	(0.67)	(0.53)	(0.65)	(0.75)	(0.83)	(0.97)
Return of capital	-	(0.01)	(0.01)	(0.01)	(0.00) (b)	(0.02)
Total distributions	(0.67)	(0.54)	(0.66)	(0.76)	(0.83)	(0.99)
Transaction fees(a)	0.00 (b)	0.00 (b)	0.02	0.04	0.05	0.06
Net asset value at end of period	$ 27.62	$ 25.86	$ 26.09	$ 26.15	$ 25.43	$ 25.45
Market price at end of period(c)	$ 27.62	$ 25.83	$ 26.08	$ 26.21	$ 25.50	$ 25.61
Net Asset Value Total Return(d)	9.58%	1.22%	2.36%	5.84%	3.25%	12.75%
Market Price Total Return(d)	9.70%	1.15%	2.08%	5.79%	2.87%	13.84%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$346,602	$250,796	$237,413	$189,620	$109,369	$66,169
Ratio to average net assets of:
Expenses	0.28%	0.28% (e)	0.28%	0.28%	0.28%	0.26%
Net investment income	2.55%	2.49% (e)	2.52%	2.81%	3.23%	3.95%
Portfolio turnover rate(f)	13%	6%	24%	6%	3%	28%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

Financial Highlights—(continued)
Invesco CEF Income Composite ETF (PCEF)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 22.99	$ 23.96	$ 22.23	$ 21.91	$ 24.41	$ 24.40
Net investment income(a)	1.18	1.26	1.13	1.30	1.53	1.36
Net realized and unrealized gain (loss) on investments	(0.19)	(0.84)	2.28	0.77	(2.07)	0.58
Total from investment operations	0.99	0.42	3.41	2.07	(0.54)	1.94
Distributions to shareholders from:
Net investment income	(1.63)	(1.39)	(1.13)	(1.34)	(1.49)	(1.75)
Net realized gains	-	-	-	-	-	(0.18)
Return of capital	-	-	(0.55)	(0.41)	(0.47)	-
Total distributions	(1.63)	(1.39)	(1.68)	(1.75)	(1.96)	(1.93)
Net asset value at end of period	$ 22.35	$ 22.99	$ 23.96	$ 22.23	$ 21.91	$ 24.41
Market price at end of period(b)	$ 22.35	$ 23.01	$ 23.96	$ 22.23	$ 21.85	$ 24.42
Net Asset Value Total Return(c)	4.72%	1.85%	15.86%	10.11%	(2.31)%	8.23%
Market Price Total Return(c)	4.62%	1.94%	15.86%	10.41%	(2.62)%	8.27%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$760,959	$723,177	$703,177	$642,473	$628,684	$619,913
Ratio to average net assets of:
Expenses(d)	0.50%	0.50% (e)	0.50%	0.50%	0.50%	0.50%
Net investment income	5.35%	6.53% (e)	4.85%	5.99%	6.61%	5.54%
Portfolio turnover rate(f)	20%	12%	15%	20%	20%	19%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

111

Financial Highlights—(continued)
Invesco Fundamental High Yield® Corporate Bond ETF (PHB)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 18.56	$ 19.08	$ 18.79	$ 18.25	$ 19.24	$ 19.24
Net investment income(a)	0.77	0.64	0.80	0.85	0.81	0.85
Net realized and unrealized gain (loss) on investments	0.51	(0.52)	0.29	0.54	(0.98)	(0.00) (b)
Total from investment operations	1.28	0.12	1.09	1.39	(0.17)	0.85
Distributions to shareholders from:
Net investment income	(0.78)	(0.64)	(0.80)	(0.85)	(0.82)	(0.85)
Net asset value at end of period	$ 19.06	$ 18.56	$ 19.08	$ 18.79	$ 18.25	$ 19.24
Market price at end of period(c)	$ 19.07	$ 18.55	$ 19.07	$ 18.70	$ 18.23	$ 19.19
Net Asset Value Total Return(d)	7.12%	0.70%	5.96%	7.97%	(0.90)%	4.49%
Market Price Total Return(d)	7.25%	0.70%	6.42%	7.56%	(0.75)%	4.12%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$760,546	$948,530	$1,197,922	$1,088,137	$666,301	$565,770
Ratio to average net assets of:
Expenses	0.50%	0.50% (e)	0.50%	0.50%	0.50%	0.50%
Net investment income	4.18%	4.12% (e)	4.23%	4.69%	4.34%	4.37%
Portfolio turnover rate(f)	17%	12%	9%	14%	16%	20%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

112

Financial Highlights—(continued)
Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 24.80	$ 25.63	$ 25.85	$ 25.24	$ 25.45	$ 25.13
Net investment income(a)	0.76	0.57	0.65	0.65	0.62	0.62
Net realized and unrealized gain (loss) on investments	1.53	(0.83)	(0.22)	0.62	(0.19)	0.31
Total from investment operations	2.29	(0.26)	0.43	1.27	0.43	0.93
Distributions to shareholders from:
Net investment income	(0.76)	(0.57)	(0.65)	(0.66)	(0.64)	(0.60)
Net realized gains	-	-	-	-	-	(0.01)
Return of capital	-	(0.00) (b)	-	(0.00) (b)	-	-
Total distributions	(0.76)	(0.57)	(0.65)	(0.66)	(0.64)	(0.61)
Net asset value at end of period	$ 26.33	$ 24.80	$ 25.63	$ 25.85	$ 25.24	$ 25.45
Market price at end of period(c)	$ 26.31	$ 24.80	$ 25.62	$ 25.87	$ 25.27	$ 25.47
Net Asset Value Total Return(d)	9.45%	(1.01)%	1.73%	5.08%	1.69%	3.75%
Market Price Total Return(d)	9.36%	(0.98)%	1.61%	5.03%	1.72%	3.88%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$92,171	$106,620	$49,970	$58,154	$34,067	$30,538
Ratio to average net assets of:
Expenses	0.23% (e)	0.22% (f)	0.22%	0.22%	0.22%	0.22%
Net investment income	3.03% (e)	2.77% (f)	2.53%	2.55%	2.45%	2.43%
Portfolio turnover rate(g)	28%	24%	42%	20%	16%	9%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

113

Financial Highlights—(continued)
Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,			For the Period September 8, 2014(a) Through October 31, 2014
			2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$ 24.63	$ 24.98	$ 25.06	$ 25.08	$25.03	$ 25.07
Net investment income(b)	0.61	0.43	0.45	0.43	0.32	0.03
Net realized and unrealized gain (loss) on investments	0.76	(0.36)	(0.08)	0.03	0.05	(0.04)
Total from investment operations	1.37	0.07	0.37	0.46	0.37	(0.01)
Distributions to shareholders from:
Net investment income	(0.64)	(0.42)	(0.45)	(0.44)	(0.32)	(0.03)
Net realized gains	-	-	-	(0.04)	-	-
Return of capital	-	-	-	(0.00) (c)	-	-
Total distributions	(0.64)	(0.42)	(0.45)	(0.48)	(0.32)	(0.030)
Net asset value at end of period	$ 25.36	$ 24.63	$ 24.98	$ 25.06	$ 25.08	$ 25.03
Market price at end of period(d)	$ 25.33	$ 24.63	$ 24.98	$ 25.14	$25.16	$ 25.04
Net Asset Value Total Return(e)	5.64%	0.30%	1.49%	1.84%	1.48%	(0.06)% (f)
Market Price Total Return(e)	5.52%	0.30%	1.16%	1.84%	1.76%	(0.02)% (f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$10,144	$12,315	$23,735	$22,554	$6,270	$ 6,256
Ratio to average net assets of:
Expenses	0.28% (g)	0.22% (h)	0.22%	0.22%	0.22%	0.22% (h)
Net investment income	2.46% (g)	2.10% (h)	1.79%	1.74%	1.26%	0.96% (h)
Portfolio turnover rate(i)	42%	27%	19%	11%	9%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (September 10, 2014, the first day of trading on the exchange) to October 31, 2014 was 0.22%. The market price total return from Fund Inception to October 31, 2014 was 0.26%.
(g)	Ratios include non-recurring costs associated with a proxy statement of 0.06%.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

114

Financial Highlights—(continued)
Invesco National AMT-Free Municipal Bond ETF (PZA)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 25.11	$ 25.58	$ 25.69	$ 25.10	$ 25.17	$ 23.28
Net investment income(a)	0.76	0.65	0.77	0.82	0.92	1.00
Net realized and unrealized gain (loss) on investments	1.65	(0.46)	(0.11)	0.57	(0.09)	1.87
Total from investment operations	2.41	0.19	0.66	1.39	0.83	2.87
Distributions to shareholders from:
Net investment income	(0.76)	(0.66)	(0.78)	(0.83)	(0.92)	(1.01)
Return of capital	-	-	-	(0.00) (b)	(0.00) (b)	(0.01)
Total distributions	(0.76)	(0.66)	(0.78)	(0.83)	(0.92)	(1.02)
Transaction fees(a)	0.00 (b)	0.00 (b)	0.01	0.03	0.02	0.04
Net asset value at end of period	$ 26.76	$ 25.11	$ 25.58	$ 25.69	$ 25.10	$ 25.17
Market price at end of period(c)	$ 26.80	$ 25.12	$ 25.55	$ 25.77	$ 25.15	$ 25.25
Net Asset Value Total Return(d)	9.83%	0.77%	2.70%	5.71%	3.45%	12.77%
Market Price Total Return(d)	9.96%	0.93%	2.25%	5.82%	3.32%	13.35%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,005,998	$1,659,981	$1,611,258	$1,379,633	$897,395	$739,986
Ratio to average net assets of:
Expenses	0.28%	0.28% (e)	0.28%	0.28%	0.28%	0.28%
Net investment income	2.99%	3.10% (e)	3.06%	3.17%	3.64%	4.13%
Portfolio turnover rate(f)	11%	8%	23%	6%	4%	15%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

115

Financial Highlights—(continued)
Invesco New York AMT-Free Municipal Bond ETF (PZT)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 23.99	$ 24.47	$ 24.64	$ 24.14	$ 24.33	$ 22.37
Net investment income(a)	0.69	0.58	0.73	0.81	0.83	0.92
Net realized and unrealized gain (loss) on investments	1.70	(0.47)	(0.17)	0.51	(0.19)	1.96
Total from investment operations	2.39	0.11	0.56	1.32	0.64	2.88
Distributions to shareholders from:
Net investment income	(0.70)	(0.59)	(0.73)	(0.81)	(0.83)	(0.91)
Return of capital	-	-	-	(0.01)	(0.00) (b)	(0.01)
Total distributions	(0.70)	(0.59)	(0.73)	(0.82)	(0.83)	(0.92)
Net asset value at end of period	$ 25.68	$ 23.99	$ 24.47	$ 24.64	$ 24.14	$ 24.33
Market price at end of period(c)	$ 25.70	$ 23.92	$ 24.53	$ 24.67	$ 24.05	$ 24.22
Net Asset Value Total Return(d)	10.17%	0.46%	2.37%	5.50%	2.68%	13.16%
Market Price Total Return(d)	10.58%	(0.08)%	2.49%	6.02%	2.77%	13.11%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$79,601	$63,577	$66,061	$64,063	$50,692	$47,450
Ratio to average net assets of:
Expenses	0.29% (e)	0.28% (f)	0.28%	0.28%	0.28%	0.26%
Net investment income	2.84% (e)	2.89% (f)	3.01%	3.26%	3.42%	3.92%
Portfolio turnover rate(g)	11%	7%	22%	21%	18%	18%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

116

Financial Highlights—(continued)
Invesco Preferred ETF (PGX)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 14.60	$ 14.97	$ 14.96	$ 14.78	$ 14.57	$ 13.78
Net investment income(a)	0.78	0.71	0.84	0.84	0.87	0.88
Net realized and unrealized gain (loss) on investments	0.36	(0.40)	0.02	0.20	0.21	0.79
Total from investment operations	1.14	0.31	0.86	1.04	1.08	1.67
Distributions to shareholders from:
Net investment income	(0.81)	(0.68)	(0.85)	(0.86)	(0.87)	(0.88)
Net asset value at end of period	$ 14.93	$ 14.60	$ 14.97	$ 14.96	$ 14.78	$ 14.57
Market price at end of period(b)	$ 14.97	$ 14.62	$ 14.96	$ 15.00	$ 14.80	$ 14.62
Net Asset Value Total Return(c)	8.23%	2.18%	5.97%	7.22%	7.66%	12.51%
Market Price Total Return(c)	8.37%	2.39%	5.60%	7.36%	7.43%	12.81%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$5,352,615	$5,378,011	$5,333,535	$4,730,845	$3,117,091	$2,264,758
Ratio to average net assets of:
Expenses	0.50% (d)	0.50% (d)(e)	0.50%	0.50%	0.50%	0.50%
Net investment income	5.45% (d)	5.83% (d)(e)	5.66%	5.63%	5.95%	6.21%
Portfolio turnover rate(f)	15%	16%	10%	14%	12%	13%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights—(continued)
Invesco Taxable Municipal Bond ETF (BAB)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 29.66	$ 30.38	$ 30.68	$ 29.11	$ 29.77	$ 27.90
Net investment income(a)	1.23	1.01	1.21	1.26	1.37	1.40
Net realized and unrealized gain (loss) on investments	3.14	(0.72)	(0.32)	1.54	(0.71)	1.87
Total from investment operations	4.37	0.29	0.89	2.80	0.66	3.27
Distributions to shareholders from:
Net investment income	(1.23)	(1.02)	(1.21)	(1.27)	(1.37)	(1.40)
Transaction fees(a)	0.03	0.01	0.02	0.04	0.05	-
Net asset value at end of period	$ 32.83	$ 29.66	$ 30.38	$ 30.68	$ 29.11	$ 29.77
Market price at end of period(b)	$ 32.97	$ 29.51	$ 30.45	$ 30.74	$ 29.17	$ 29.76
Net Asset Value Total Return(c)	15.31%	1.02%	3.14%	9.93%	2.40%	12.03%
Market Price Total Return(c)	16.39%	0.29%	3.19%	9.90%	2.65%	12.44%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,308,223	$938,871	$972,235	$1,070,679	$676,840	$695,156
Ratio to average net assets of:
Expenses	0.28%	0.28% (d)	0.28% (e)	0.27%	0.28%	0.27%
Net investment income	4.06%	4.06% (d)	4.05% (e)	4.14%	4.59%	4.86%
Portfolio turnover rate(f)	7%	4%	6%	0% (g)	9%	7%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2017, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.
(g)	Amount represents less than 0.5%.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights—(continued)
Invesco Treasury Collateral ETF (CLTL)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	For the Period January 10, 2017(a) Through October 31, 2017
Per Share Operating Performance:
Net asset value at beginning of period	$ 105.48	$ 105.93	$ 105.35
Net investment income(b)	2.39	1.28	0.66
Net realized and unrealized gain (loss) on investments	0.16	0.00 (c)	(0.08)
Total from investment operations	2.55	1.28	0.58
Distributions to shareholders from:
Net investment income	(2.43)	(1.73)	-
Net asset value at end of period	$ 105.60	$ 105.48	$ 105.93
Market price at end of period(d)	$ 105.62	$ 105.54	$ 105.94
Net Asset Value Total Return(e)	2.44%	1.22%	0.55% (f)
Market Price Total Return(e)	2.41%	1.27%	0.56% (f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$547,018	$468,323	$454,429
Ratio to average net assets of:
Expenses	0.08%	0.08% (g)	0.08% (g)
Net investment income	2.27%	1.45% (g)	0.77% (g)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (January 12, 2017, the first day of trading on the exchange) to October 31, 2017 was 0.55%. The market price total return from Fund Inception to October 31, 2017 was 0.54%.
(g)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights—(continued)
Invesco Variable Rate Preferred ETF (VRP)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,			For the Period April 28, 2014(a) Through October 31, 2014
			2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$ 25.14	$ 25.87	$ 25.33	$ 24.36	$ 24.85	$ 24.87
Net investment income(b)	1.14	0.91	1.21	1.23	1.20	0.60
Net realized and unrealized gain (loss) on investments	0.33	(0.66)	0.56	0.98	(0.47)	(0.08)
Total from investment operations	1.47	0.25	1.77	2.21	0.73	0.52
Distributions to shareholders from:
Net investment income	(1.33)	(0.98)	(1.23)	(1.24)	(1.20)	(0.51)
Return of capital	-	-	-	-	(0.02)	(0.03)
Total distributions	(1.33)	(0.98)	(1.23)	(1.24)	(1.22)	(0.54)
Net asset value at end of period	$ 25.28	$ 25.14	$ 25.87	$ 25.33	$ 24.36	$ 24.85
Market price at end of period(c)	$ 25.33	$ 25.11	$ 25.94	$ 25.42	$ 24.40	$ 24.92
Net Asset Value Total Return(d)	6.17%	1.01%	7.18%	9.43%	2.99%	2.09% (e)
Market Price Total Return(d)	6.52%	0.62%	7.08%	9.63%	2.85%	2.38% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,529,601	$2,192,114	$1,890,954	$899,060	$397,065	$91,950
Ratio to average net assets of:
Expenses	0.50%	0.50% (f)	0.50%	0.50%	0.50%	0.50% (f)
Net investment income	4.63%	4.31% (f)	4.72%	5.03%	4.88%	4.79% (f)
Portfolio turnover rate(g)	13%	7%	4%	17%	5%	6%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (May 1, 2014, the first day of trading on the exchange) to October 31, 2014 was 1.93%. The market price total return from Fund Inception to October 31, 2014 was 2.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights—(continued)
Invesco VRDO Tax-Free Weekly ETF (PVI)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 24.93	$ 24.93	$ 24.93	$ 24.93	$ 24.96	$ 24.99
Net investment income (loss)(a)	0.31	0.20	0.13	0.02	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	-	-	(0.00) (b)	-	-	(0.01)
Total from investment operations	0.31	0.20	0.13	0.02	(0.03)	(0.03)
Distributions to shareholders from:
Net investment income	(0.31)	(0.20)	(0.13)	(0.02)	-	-
Return of capital	-	-	(0.00) (b)	(0.00) (b)	(0.00) (b)	(0.00) (b)
Total distributions	(0.31)	(0.20)	(0.13)	(0.02)	(0.00) (b)	(0.00) (b)
Net asset value at end of period	$ 24.93	$ 24.93	$ 24.93	$ 24.93	$ 24.93	$ 24.96
Market price at end of period(c)	$ 24.96	$ 24.93	$ 24.93	$ 24.91	$ 24.93	$ 24.97
Net Asset Value Total Return(d)	1.26%	0.82%	0.51%	0.07%	(0.12)%	(0.12)%
Market Price Total Return(d)	1.38%	0.82%	0.59%	(0.01)%	(0.16)%	(0.08)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$57,338	$62,327	$83,512	$59,831	$81,010	$118,580
Ratio to average net assets of:
Expenses	0.26% (e)	0.25% (f)	0.25%	0.25%	0.25%	0.25%
Net investment income (loss)	1.25% (e)	0.98% (f)	0.51%	0.06%	(0.15)%	(0.11)%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements
Invesco Exchange-Traded Fund Trust II
August 31, 2019
NOTE 1—Organization
Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:
Full Name	Short Name
Invesco 1-30 Laddered Treasury ETF (PLW)	"1-30 Laddered Treasury ETF"
Invesco California AMT-Free Municipal Bond ETF (PWZ)	"California AMT-Free Municipal Bond ETF"
Invesco CEF Income Composite ETF (PCEF)	"CEF Income Composite ETF"
Invesco Fundamental High Yield® Corporate Bond ETF (PHB)	"Fundamental High Yield® Corporate Bond ETF"
Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)	"Fundamental Investment Grade Corporate Bond ETF"
Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI)	"LadderRite 0-5 Year Corporate Bond ETF"
Invesco National AMT-Free Municipal Bond ETF (PZA)	"National AMT-Free Municipal Bond ETF"
Invesco New York AMT-Free Municipal Bond ETF (PZT)	"New York AMT-Free Municipal Bond ETF"
Invesco Preferred ETF (PGX)	"Preferred ETF"
Invesco Taxable Municipal Bond ETF (BAB)	"Taxable Municipal Bond ETF"
Invesco Treasury Collateral ETF (CLTL)	"Treasury Collateral ETF"
Invesco Variable Rate Preferred ETF (VRP)	"Variable Rate Preferred ETF"
Invesco VRDO Tax-Free Weekly ETF (PVI)	"VRDO Tax-Free Weekly ETF"
Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of 1-30 Laddered Treasury ETF and LadderRite 0-5 Year Corporate Bond ETF, which are listed and traded on The Nasdaq Stock Market.
The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units of 1-30 Laddered Treasury ETF, CEF Income Composite ETF, Fundamental High Yield® Corporate Bond ETF, Fundamental Investment Grade Corporate Bond ETF, Preferred ETF, Treasury Collateral ETF and Variable Rate Preferred ETF are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Creation Units of California AMT-Free Municipal Bond ETF, LadderRite 0-5 Year Corporate Bond ETF, National AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF, Taxable Municipal Bond ETF and VRDO Tax-Free Weekly ETF are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.
To provide enhanced daily liquidity, Treasury Collateral ETF determines its NAV twice each day, at 12:00 p.m. EST and 4:00 p.m. EST. The Fund provides same-day settlement for creation/redemption trades in the primary market for any trades placed before the initial daily NAV strike.
CEF Income Composite ETF is a “fund of funds,” in that it invests in other funds (“Underlying Funds”). Each Underlying Fund’s accounting policies are outlined in that Underlying Fund’s financial statements and are publicly available.

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The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):
Fund	Underlying Index
1-30 Laddered Treasury ETF	Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index
California AMT-Free Municipal Bond ETF	ICE BofAML California Long-Term Core Plus Municipal Securities Index
CEF Income Composite ETF	S-Network Composite Closed-End Fund IndexSM
Fundamental High Yield® Corporate Bond ETF	RAFI ® Bonds U.S. High Yield 1-10 Index
Fundamental Investment Grade Corporate Bond ETF	RAFI ® Bonds U.S. Investment Grade 1-10 Index
LadderRite 0-5 Year Corporate Bond ETF	NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index
National AMT-Free Municipal Bond ETF	ICE BofAML National Long-Term Core Plus Municipal Securities Index
New York AMT-Free Municipal Bond ETF	ICE BofAML New York Long-Term Core Plus Municipal Securities Index
Preferred ETF	ICE BofAML Core Plus Fixed Rate Preferred Securities Index
Taxable Municipal Bond ETF	ICE BofAML US Taxable Municipal Securities Plus Index
Treasury Collateral ETF	ICE U.S. Treasury Short Bond Index
Variable Rate Preferred ETF	Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index
VRDO Tax-Free Weekly ETF	Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index
NOTE 2—Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.
A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:
A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter ("OTC") market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the "Adviser") determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of

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the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Other Risks
Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s NAV and possibly face trading halts and/or delisting.
Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.
Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, certain Funds currently intend to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, each Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, a Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of each Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of the return between each Fund and conventional ETFs.
Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s changes to the target range for the Federal Funds Rate (and possible continued fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market- making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Funds’ transaction costs.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are

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more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed- income security may be downgraded after purchase, which may adversely affect the value of the security.
Foreign Fixed-Income Investment Risk. Investments in fixed-income securities of non-U.S. issuers are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk, while also facing risks beyond those associated with investments in U.S. securities. For example, foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.
Fund of Funds Risk. Because certain funds are fund of funds, their investment performance largely depends on the investment performance of the Underlying Funds in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise its Underlying Index. In addition, at times, certain of the segments of the market represented by Underlying Funds in which the Fund invests may be out of favor and underperform other segments. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, while continuing to pay its own unitary management fee. As a result, shareholders will absorb duplicate levels of fees with respect to investments in the Underlying Funds. In addition, at times certain segments of the market represented by constituent Underlying Funds in its Underlying Index may be out of favor and underperform other segments.
Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.
Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.
Municipal Insurance Risk. A portion of the municipal securities that certain Funds hold may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in a Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.
Municipal Securities Risk. Certain Funds invest in municipal securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.
Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Because each Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the

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proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Non-Diversified Fund Risk. California AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF, Preferred ETF, Treasury Collateral ETF and Variable Rate Preferred ETF are non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.
Not a Money Market Fund. Treasury Collateral ETF is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal circumstances, the Fund’s investments may be more susceptible than a money market fund’s to credit risk, interest rate risk, valuation risk and other risks relevant to the Fund’s investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, and it is possible for the Fund to lose money. The Fund does not seek to maintain a stable NAV of $1.00 per share.
Preferred Stock Risk. With respect to certain Funds, preferred stock is subject to issuer-specific and overall market risks that are generally applicable to equity securities as a whole; however, there are special risks associated with investing in preferred stock. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally provides no voting rights with respect to the issuer. Preferred stock also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, meaning that an issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its bonds and other debt. This subjects preferred stock to a greater risk of non-payment than more senior securities. Because of the subordinated position of preferred stock in an issuer’s capital structure, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, its quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets. Also, in certain circumstances, an issuer of a preferred stock may call or redeem it prior to a specified date or may convert it to common stock, all of which may negatively impact its return.
Risks of Investing in Closed-End Funds. For CEF Income Composite ETF, the shares of closed-end funds may trade at a discount or premium to, or at, their NAV. To the extent that the Fund invests a portion of its assets in closed-end funds, those assets will be subject to the risks of the closed-end fund’s portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the closed-end fund. The securities of closed-end funds in which the Fund may invest may be leveraged. As a result, the Fund may be exposed indirectly to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.
Sampling Risk. Certain Funds’ use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Tax Risk. There is no guarantee that the income from certain Funds will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
U.S. Treasury Obligations Risk. Certain Funds will invest in obligations issued or guaranteed by the U.S. Treasury. U.S. Treasury securities are backed by the “full faith and credit” of the United States; however, the U.S. Government does not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares of the Fund.
Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

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C.	Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.
The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.
D.	Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
E.	Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex- dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP"). Distributions in excess of tax basis earnings and profits, if any, are reported in each Fund’s financial statements as a tax return of capital at fiscal year-end.
F.	Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.
The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
G.	Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to Invesco Advisers, Inc. (the “Sub-Adviser”) for Treasury Collateral ETF and, for each Fund, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.
Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.
To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects

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of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.
H.	Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.
J.	Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.
The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.
K.	Securities Lending - During the fiscal year ended August 31, 2019, 1-30 Laddered Treasury ETF, CEF Income Composite ETF, Fundamental High Yield® Corporate Bond ETF, Fundamental Investment Grade Corporate Bond ETF, LadderRite 0-5 Year Corporate Bond ETF, Preferred ETF and Variable Rate Preferred ETF participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.
L.	Distributions from Distributable Earnings - In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the Funds have presented the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, in the Statements of Changes in Net Assets.
For the year ended October 31, 2017 and period November 1, 2017 through August 31, 2018, distributions from distributable earnings for each Fund consisted of distributions from net investment income.

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NOTE 3—Investment Advisory Agreement and Other Agreements
The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services, and for Treasury Collateral ETF, the oversight of the Sub-Adviser.
Pursuant to the Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee, equal to a percentage of its average daily assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The rates paid by each Fund are as follows:
Unitary Management Fees (as a % of Net Assets)
1-30 Laddered Treasury ETF	0.25%
California AMT-Free Municipal Bond ETF	0.28%
CEF Income Composite ETF	0.50%
Fundamental High Yield® Corporate Bond ETF	0.50%
Fundamental Investment Grade Corporate Bond ETF	0.22%
LadderRite 0-5 Year Corporate Bond ETF	0.22%
National AMT-Free Municipal Bond ETF	0.28%
New York AMT-Free Municipal Bond ETF	0.28%
Preferred ETF	0.50%
Taxable Municipal Bond ETF	0.28%
Treasury Collateral ETF	0.08%
Variable Rate Preferred ETF	0.50%
VRDO Tax-Free Weekly ETF	0.25%
Further, through August 31, 2021, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.
For fiscal year ended August 31, 2019, the Adviser waived fees for each Fund in the following amounts:
1-30 Laddered Treasury ETF	$ 303
California AMT-Free Municipal Bond ETF	-
CEF Income Composite ETF	874
Fundamental High Yield® Corporate Bond ETF	5,827
Fundamental Investment Grade Corporate Bond ETF	597
LadderRite 0-5 Year Corporate Bond ETF	211
National AMT-Free Municipal Bond ETF	-
New York AMT-Free Municipal Bond ETF	-
Preferred ETF	13,158
Taxable Municipal Bond ETF	33,786
Treasury Collateral ETF	851
Variable Rate Preferred ETF	6,634
VRDO Tax-Free Weekly ETF	-
For Treasury Collateral ETF, the Adviser has entered into a sub-advisory agreement with the Sub-Adviser. The sub-advisory fee is paid by the Adviser to the Sub-Adviser at the annual rate of 40% of compensation paid to the Adviser from the Fund.
The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

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The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):
Fund	Licensor
1-30 Laddered Treasury ETF	Nasdaq, Inc.
California AMT-Free Municipal Bond ETF	Merrill Lynch, Pierce, Fenner & Smith Inc.
CEF Income Composite ETF	S-Network Global Indexes, LLC
Fundamental High Yield® Corporate Bond ETF	Research Affiliates®
Fundamental Investment Grade Corporate Bond ETF	Research Affiliates®
LadderRite 0-5 Year Corporate Bond ETF	Nasdaq, Inc.
National AMT-Free Municipal Bond ETF	Merrill Lynch, Pierce, Fenner & Smith Inc.
New York AMT-Free Municipal Bond ETF	Merrill Lynch, Pierce, Fenner & Smith Inc.
Preferred ETF	Merrill Lynch, Pierce, Fenner & Smith Inc.
Taxable Municipal Bond ETF	Merrill Lynch, Pierce, Fenner & Smith Inc.
Treasury Collateral ETF	Interactive Data Pricing and Reference Data LLC
Variable Rate Preferred ETF	Wells Fargo & Company
VRDO Tax-Free Weekly ETF	Bloomberg Finance L.P.
Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.
The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.
NOTE 4—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
Except for all of the securities in CEF Income Composite ETF, Preferred ETF and certain Funds listed below, as of August 31, 2019, all of the securities in each Fund were valued based on Level 2 inputs (see the Schedules of Investments for security categories). All of the securities in CEF Income Composite ETF and Preferred ETF were valued based on Level 1 inputs (see the Schedules of Investments for- security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
1-30 Laddered Treasury ETF
Investments in Securities
U.S. Treasury Securities	$ -	$ 178,714,995	$-	$ 178,714,995
Money Market Funds	41,740	-	-	41,740
Total Investments	$ 41,740	$ 178,714,995	$-	$ 178,756,735

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	Level 1	Level 2	Level 3	Total
Fundamental High Yield® Corporate Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$ 749,598,646	$-	$ 749,598,646
Money Market Funds	50,617,428	-	-	50,617,428
Total Investments	$ 50,617,428	$ 749,598,646	$-	$ 800,216,074
Fundamental Investment Grade Corporate Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$ 91,708,412	$-	$ 91,708,412
Money Market Funds	864,814	-	-	864,814
Total Investments	$ 864,814	$ 91,708,412	$-	$ 92,573,226
LadderRite 0-5 Year Corporate Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$ 10,097,972	$-	$ 10,097,972
Money Market Funds	306,293	-	-	306,293
Total Investments	$ 306,293	$ 10,097,972	$-	$ 10,404,265
Preferred ETF
Investments in Securities
Preferred Stocks	$5,330,309,879	$ 16,953,030	$-	$5,347,262,909
Money Market Funds	27,000,558	-	-	27,000,558
Total Investments	$5,357,310,437	$ 16,953,030	$-	$5,374,263,467
Taxable Municipal Bond ETF
Investments in Securities
Municipal Obligations	$ -	$1,257,575,547	$-	$1,257,575,547
U.S. Dollar Denominated Bonds & Notes	-	9,527,531	-	9,527,531
Money Market Funds	21,268,011	-	-	21,268,011
Total Investments	$ 21,268,011	$1,267,103,078	$-	$ 1,288,371,089
Variable Rate Preferred ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$ 1,083,259,695	$-	$ 1,083,259,695
Preferred Stocks	427,242,768	3,728,917	-	430,971,685
Money Market Funds	42,342,443	-	-	42,342,443
Total Investments	$ 469,585,211	$ 1,086,988,612	$-	$1,556,573,823
NOTE 5—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2019 and 2018:
	August 31, 2019			August 31, 2018			October 31, 2017
	Ordinary Income	Tax-Exempt Income	Return of Capital	Ordinary Income	Tax-Exempt Income	Return of Capital	Ordinary Income	Tax-Exempt Income	Return of Capital
1-30 Laddered Treasury ETF	$ 3,060,263	$ -	$-	$ 3,150,699	$ -	$ -	$ 3,839,339	$ -	$ -
California AMT-Free Municipal Bond ETF	66,064	7,845,729	-	-	5,154,468	78,193	-	4,787,907	$ 47,626
CEF Income Composite ETF	53,905,613	-	-	42,434,762	-	-	32,752,020	-	$15,880,681

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	August 31, 2019			August 31, 2018			October 31, 2017
	Ordinary Income	Tax-Exempt Income	Return of Capital	Ordinary Income	Tax-Exempt Income	Return of Capital	Ordinary Income	Tax-Exempt Income	Return of Capital
Fundamental High Yield® Corporate Bond ETF	$ 33,010,295	$ -	$-	$ 36,149,521	$ -	$ -	$ 49,423,066	$ -	$ -
Fundamental Investment Grade Corporate Bond ETF	3,906,123	-	-	2,152,009	-	16,435	1,261,537	-	$ -
LadderRite 0-5 Year Corporate Bond ETF	302,471	-	-	341,964	-	-	442,061	-	$ -
National AMT-Free Municipal Bond ETF	212,341	50,423,342	-	599,511	42,225,505	-	313,955	44,120,363	$ -
New York AMT-Free Municipal Bond ETF	-	1,892,274	-	22,188	1,622,957	-	11,258	1,926,314	$ -
Preferred ETF	276,045,216	-	-	244,818,962	-	-	276,488,848	-	$ -
Taxable Municipal Bond ETF	39,734,954	-	-	32,279,031	-	-	39,855,653	-	$ -
Treasury Collateral ETF	12,311,025	-	-	7,583,824	-	-	-	-	$ -
Variable Rate Preferred ETF	89,362,622	-	-	79,508,012	-	-	64,972,652	-	$ -
VRDO Tax-Free Weekly ETF	340	746,609	-	-	564,528	-	-	395,971	$ 449
Tax Components of Net Assets at Fiscal Year-End:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
1-30 Laddered Treasury ETF	$ -	$ -	$ -	$ 9,273,329	$ (519,030)	$ 170,369,212	$ 179,123,511
California AMT-Free Municipal Bond ETF	-	-	-	23,698,648	(662,084)	323,565,676	346,602,240
CEF Income Composite ETF	-	-	-	(13,308,390)	(13,365,567)	787,632,534	760,958,577
Fundamental High Yield® Corporate Bond ETF	-	-	-	7,094,526	(27,374,013)	780,825,459	760,545,972

132

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Fundamental Investment Grade Corporate Bond ETF	$ -	$ -	$ -	$ 3,680,729	$ (429,551)	$ 88,920,016	$ 92,171,194
LadderRite 0-5 Year Corporate Bond ETF	-	-	-	198,949	(37,846)	9,982,409	10,143,512
National AMT-Free Municipal Bond ETF	-	-	-	139,335,566	(4,823,004)	1,871,485,695	2,005,998,257
New York AMT-Free Municipal Bond ETF	-	-	-	4,896,163	(133,176)	74,837,959	79,600,946
Preferred ETF	-	-	-	97,912,830	(105,350,361)	5,360,052,300	5,352,614,769
Taxable Municipal Bond ETF	-	-	-	149,647,344	(5,362,063)	1,163,937,904	1,308,223,185
Treasury Collateral ETF	118,233	1,235	-	672,590	-	546,225,505	547,017,563
Variable Rate Preferred ETF	-	-	-	(16,812,847)	(9,586,398)	1,556,000,552	1,529,601,307
VRDO Tax-Free Weekly ETF	-	-	160	-	-	57,337,401	57,337,561
Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The following table presents available capital loss carryforwards for each Fund as of August 31, 2019:
	No expiration
	Short-Term	Long-Term	Total*
1-30 Laddered Treasury ETF	$ 290,883	$ 228,147	$ 519,030
California AMT-Free Municipal Bond ETF	254,189	407,895	662,084
CEF Income Composite ETF	-	13,365,567	13,365,567
Fundamental High Yield® Corporate Bond ETF	15,724,848	11,649,165	27,374,013
Fundamental Investment Grade Corporate Bond ETF	217,984	211,567	429,551
LadderRite 0-5 Year Corporate Bond ETF	11,750	26,096	37,846
National AMT-Free Municipal Bond ETF	1,953,830	2,869,174	4,823,004
New York AMT-Free Municipal Bond ETF	-	133,176	133,176
Preferred ETF	21,357,640	83,992,721	105,350,361
Taxable Municipal Bond ETF	3,185,580	2,176,483	5,362,063
Treasury Collateral ETF	-	-	-
Variable Rate Preferred ETF	2,230,087	7,356,311	9,586,398
VRDO Tax-Free Weekly ETF	-	-	-

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 6—Investment Transactions
For the fiscal year ended August 31, 2019, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:
	Purchases	Sales
1-30 Laddered Treasury ETF	$ -	$ -
California AMT-Free Municipal Bond ETF	119,409,798	39,320,188
CEF Income Composite ETF	144,099,284	141,903,362
Fundamental High Yield® Corporate Bond ETF	132,745,188	173,795,033
Fundamental Investment Grade Corporate Bond ETF	38,778,663	35,033,930
LadderRite 0-5 Year Corporate Bond ETF	5,139,856	4,789,268
National AMT-Free Municipal Bond ETF	545,647,779	186,319,757

133

	Purchases	Sales
New York AMT-Free Municipal Bond ETF	$ 17,844,435	$ 6,842,587
Preferred ETF	787,811,938	741,461,075
Taxable Municipal Bond ETF	351,964,231	68,962,611
Treasury Collateral ETF	-	-
Variable Rate Preferred ETF	231,501,682	211,348,701
VRDO Tax-Free Weekly ETF	-	-
For the fiscal year ended August 31, 2019, the cost of securities purchased and proceeds from sales of U.S. Treasury obligations (other than short-term securities, money market funds and in-kind transactions), for the 1-30 Laddered Treasury ETF amounted to $10,064,081 and $6,857,905, respectively and for the Treasury Collateral ETF amounted to $0 and $0, respectively.
For the fiscal year ended August 31, 2019, in-kind transactions associated with creations and redemptions were as follows:
	Cost of Securities Received	Value of Securities Delivered
1-30 Laddered Treasury ETF	$143,075,170	$137,401,352
California AMT-Free Municipal Bond ETF	8,355,310	13,988,041
CEF Income Composite ETF	152,527,420	95,980,504
Fundamental High Yield® Corporate Bond ETF	353,090,704	503,202,839
Fundamental Investment Grade Corporate Bond ETF	49,300,182	74,611,562
LadderRite 0-5 Year Corporate Bond ETF	-	2,463,627
National AMT-Free Municipal Bond ETF	-	117,504,246
New York AMT-Free Municipal Bond ETF	-	543,695
Preferred ETF	600,893,186	760,962,908
Taxable Municipal Bond ETF	1,533,500	47,782,770
Treasury Collateral ETF	-	-
Variable Rate Preferred ETF	26,710,071	679,590,478
VRDO Tax-Free Weekly ETF	-	-
Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.
At August 31, 2019, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
1-30 Laddered Treasury ETF	$ 9,331,061	$ (57,732)	$ 9,273,329	$ 169,483,406
California AMT-Free Municipal Bond ETF	23,788,502	(89,854)	23,698,648	316,656,270
CEF Income Composite ETF	35,739,090	(49,047,480)	(13,308,390)	785,551,842
Fundamental High Yield® Corporate Bond ETF	17,016,704	(9,922,178)	7,094,526	793,121,548
Fundamental Investment Grade Corporate Bond ETF	3,704,491	(23,762)	3,680,729	88,892,497
LadderRite 0-5 Year Corporate Bond ETF	201,311	(2,362)	198,949	10,205,316
National AMT-Free Municipal Bond ETF	139,337,749	(2,183)	139,335,566	1,833,643,922
New York AMT-Free Municipal Bond ETF	4,896,163	-	4,896,163	72,116,720
Preferred ETF	149,735,886	(51,823,056)	97,912,830	5,276,350,637
Taxable Municipal Bond ETF	149,680,618	(33,274)	149,647,344	1,138,723,745
Treasury Collateral ETF	679,197	(6,607)	672,590	552,497,328
Variable Rate Preferred ETF	14,611,271	(31,424,118)	(16,812,847)	1,573,386,670
VRDO Tax-Free Weekly ETF	-	-	-	54,715,000

134

NOTE 7—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2019, the reclassifications were as follows:
	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
1-30 Laddered Treasury ETF	$ 30,497	$ 11,469	$ (41,966)
California AMT-Free Municipal Bond ETF	66,064	(144,841)	78,777
CEF Income Composite ETF	14,994,778	(5,313,751)	(9,681,027)
Fundamental High Yield® Corporate Bond ETF	131,157	12,940,053	(13,071,210)
Fundamental Investment Grade Corporate Bond ETF	1,732	(2,839,138)	2,837,406
LadderRite 0-5 Year Corporate Bond ETF	6,919	(15,796)	8,877
National AMT-Free Municipal Bond ETF	212,341	(3,951,828)	3,739,487
New York AMT-Free Municipal Bond ETF	20,427	(25,771)	5,344
Preferred ETF	(5,061,695)	6,837,130	(1,775,435)
Taxable Municipal Bond ETF	130,214	(3,939,483)	3,809,269
Treasury Collateral ETF	-	(46,926)	46,926
Variable Rate Preferred ETF	2,486,031	37,122,106	(39,608,137)
VRDO Tax-Free Weekly ETF	340	(340)	-
NOTE 8—Trustees’ and Officer’s Fees
Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.
The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.
NOTE 9—Capital
Shares are issued and redeemed by each Fund only in Creation Units of 50,000 Shares (100,000 Shares for Fundamental High Yield® Corporate Bond ETF and Variable Rate Preferred ETF and 10,000 for Treasury Collateral ETF). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. For 1-30 Laddered Treasury ETF, CEF Income Composite ETF, Fundamental High Yield® Corporate Bond ETF, Fundamental Investment Grade Corporate Bond ETF, Preferred ETF, Treasury Collateral ETF and Variable Rate Preferred ETF, such transactions are generally in exchange for Deposit Securities. However, for such Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. For California AMT-Free Municipal Bond ETF, LadderRite 0-5 Year Corporate Bond ETF, National AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF, Taxable Municipal Bond ETF and VRDO Tax-Free Weekly ETF, such transactions are principally in exchange for the deposit or delivery of cash.
To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.
Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.
Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

135

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco CEF Income Composite ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco LadderRite 0-5 Year Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco Taxable Municipal Bond ETF, Invesco Treasury Collateral ETF, Invesco Variable Rate Preferred ETF and Invesco VRDO Tax-Free Weekly ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco CEF Income Composite ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco LadderRite 0-5 Year Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco Taxable Municipal Bond ETF, Invesco Treasury Collateral ETF, Invesco Variable Rate Preferred ETF and Invesco VRDO Tax-Free Weekly ETF (thirteen of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the "Funds") as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for the year ended August 31, 2019, for the period November 1, 2017 through August 31, 2018 and for the year ended October 31, 2017 (or for Invesco Treasury Collateral ETF, for the year ended August 31, 2019 and for the periods November 1, 2017 through August 31, 2018 and January 10, 2017 (commencement of investment operations) through October 31, 2017), including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year ended August 31, 2019, the changes in each of their net assets for the year ended August 31, 2019, for the period November 1, 2017 through August 31, 2018 and for the year ended October 31, 2017 (or for Invesco Treasury Collateral ETF, for the year ended August 31, 2019 and for the periods November 1, 2017 through August 31, 2018 and January 10, 2017 (commencement of investment operations) through October 31, 2017) and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Chicago, Illinois
October 25, 2019
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

136

Calculating your ongoing Fund expenses
Example
As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2019.
In addition to the fees and expenses which the Invesco CEF Income Composite ETF and Invesco Preferred ETF (collectively the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in each Portfolio’s total return.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.
	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco 1-30 Laddered Treasury ETF (PLW)
Actual	$1,000.00	$1,150.70	0.26%	$1.41
Hypothetical (5% return before expenses)	1,000.00	1,023.89	0.26	1.33
Invesco California AMT-Free Municipal Bond ETF (PWZ)
Actual	1,000.00	1,082.10	0.28	1.47
Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43
Invesco CEF Income Composite ETF (PCEF)
Actual	1,000.00	1,047.10	0.50	2.58
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

137

Calculating your ongoing Fund expenses—(continued)
	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Fundamental High Yield® Corporate Bond ETF (PHB)
Actual	$1,000.00	$1,048.40	0.50%	$2.58
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)
Actual	1,000.00	1,070.60	0.23	1.20
Hypothetical (5% return before expenses)	1,000.00	1,024.05	0.23	1.17
Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI)
Actual	1,000.00	1,035.40	0.28	1.44
Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43
Invesco National AMT-Free Municipal Bond ETF (PZA)
Actual	1,000.00	1,078.80	0.28	1.47
Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43
Invesco New York AMT-Free Municipal Bond ETF (PZT)
Actual	1,000.00	1,081.40	0.29	1.52
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco Preferred ETF (PGX)
Actual	1,000.00	1,068.60	0.50	2.61
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
Invesco Taxable Municipal Bond ETF (BAB)
Actual	1,000.00	1,133.60	0.28	1.51
Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43
Invesco Treasury Collateral ETF (CLTL)
Actual	1,000.00	1,013.20	0.08	0.41
Hypothetical (5% return before expenses)	1,000.00	1,024.80	0.08	0.41
Invesco Variable Rate Preferred ETF (VRP)
Actual	1,000.00	1,063.60	0.50	2.60
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
Invesco VRDO Tax-Free Weekly ETF (PVI)
Actual	1,000.00	1,006.10	0.26	1.31
Hypothetical (5% return before expenses)	1,000.00	1,023.89	0.26	1.33

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

138

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended August 31, 2019:
	Qualified Interest Income*	Qualified Dividend Income*	Qualified Business Income*	Corporate Dividends- Received Deduction*	U.S. Treasury Obligations*	Tax Exempt Income*	Long Term Capital Gains
Invesco 1-30 Laddered Treasury ETF	100%	0%	0%	0%	100%	0%	$ -
Invesco California AMT-Free Municipal Bond ETF	0%	0%	0%	0%	0%	99%	-
Invesco CEF Income Composite ETF	0%	16%	0%	16%	0%	0%	-
Invesco Fundamental High Yield(R) Corporate Bond ETF	95%	0%	0%	0%	0%	0%	-
Invesco Fundamental Investment Grade Corporate Bond ETF	95%	0%	0%	0%	0%	0%	-
Invesco LadderRite 0-5 Year Corporate Bond ETF	83%	0%	0%	0%	0%	0%	-
Invesco National AMT-Free Municipal Bond ETF	0%	0%	0%	0%	0%	100%	-
Invesco New York AMT-Free Municipal Bond ETF	0%	0%	0%	0%	0%	100%	-
Invesco Preferred ETF	18%	50%	12%	46%	0%	0%	-
Invesco Taxable Municipal Bond ETF	94%	0%	0%	0%	0%	0%	-

139

Tax Information—(continued)
	Qualified Interest Income*	Qualified Dividend Income*	Qualified Business Income*	Corporate Dividends- Received Deduction*	U.S. Treasury Obligations*	Tax Exempt Income*	Long Term Capital Gains
Invesco Treasury Collateral ETF	100%	0%	0%	0%	100%	0%	1,235
Invesco Variable Rate Preferred ETF	16%	70%	0%	69%	0%	0%	-
Invesco VRDO Tax-Free Weekly ETF	0%	0%	0%	0%	0%	100%	-
* The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

140

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Invesco Exchange-Traded Fund Trust II was held on August 19, 2019. The Meeting was held for the following purpose:

(1).	To elect ten (10) trustees to the Board of Trustees of the Trust.

The results of the voting on the above matter was as follows:

Matter		Votes For	Votes Withheld
(1).	Ronn R. Bagge	1,512,443,677.35	33,012,849.80
	Todd J. Barre	1,524,592,795.07	20,863,732.08
	Kevin M. Carome	1,522,436,691.04	23,019,836.11
	Edmund P. Giambastiani, Jr.	1,519,831,527.21	25,624,999.94
	Victoria J. Herget	1,524,877,948.56	20,578,578.59
	Marc M. Kole	1,504,247,741.10	41,208,786.05
	Yung Bong Lim	1,524,207,613.63	21,248,913.52
	Joanne Pace	1,517,347,361.29	28,109,165.86
	Gary R. Wicker	1,515,919,139.19	29,537,387.96
	Donald H. Wilson	1,501,758,651.59	43,697,875.56

141

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2019

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	246	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	246	None

Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	President of Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director of THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016),	246	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director of Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

142

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).		technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008- 2011).

Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms).	246	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018) of United Educators Insurance Company; Independent Director of the First American

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

143

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (2006-2009); and Trustee, Chicago City Day School (1994-2005).

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	246	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

144

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	246	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director of Beacon Power Services, Corp. (2019-Present).

Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and CCO, FrontPoint Partners, LLC (alternative investments) (2005-2006); held the following positions at Credit Suisse (investment banking), Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley, Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).	246	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Advisory Council Member of Morgan Stanley Children’s Hospital (2012- Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

145

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					(2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director, (2007-2010) and Investment Committee Chair (2008-2010) Morgan Stanley Foundation.

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer of RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	246	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

146

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	246	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

147

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	246	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

148

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Assistant Treasurer, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

149

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Manager, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC (2013-2019); Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

150

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

151

Approval of Investment Advisory Contracts

At a meeting held on April 11, 2019, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 73 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF

Invesco California AMT-Free Municipal Bond ETF

Invesco CEF Income Composite ETF

Invesco China Technology ETF

Invesco DWA Developed Markets Momentum ETF

Invesco DWA Emerging Markets Momentum ETF

Invesco DWA SmallCap Momentum ETF

Invesco DWA Tactical Multi-Asset Income ETF

Invesco DWA Tactical Sector Rotation ETF

Invesco Emerging Markets Sovereign Debt ETF

Invesco FTSE International Low Beta Equal Weight ETF

Invesco FTSE RAFI Developed Markets ex-U.S. ETF

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

Invesco FTSE RAFI Emerging Markets ETF

Invesco Fundamental High Yield® Corporate Bond ETF

Invesco Fundamental Investment Grade Corporate Bond ETF

Invesco Global Clean Energy ETF

Invesco Global Short Term High Yield Bond ETF

Invesco Global Water ETF

Invesco International BuyBack AchieversTM ETF

Invesco International Corporate Bond ETF

Invesco KBW Bank ETF

Invesco KBW High Dividend Yield Financial ETF

Invesco KBW Premium Yield Equity REIT ETF

Invesco KBW Property & Casualty Insurance ETF

Invesco KBW Regional Banking ETF

Invesco LadderRite 0-5 Year Corporate Bond ETF

Invesco MSCI Emerging Markets Equal Country Weight ETF

Invesco National AMT-Free Municipal Bond ETF

Invesco New York AMT-Free Municipal Bond ETF

Invesco Preferred ETF

Invesco PureBetaSM 0-5 Yr US TIPS ETF

Invesco PureBetaSM FTSE Developed ex-North America ETF

Invesco PureBetaSM FTSE Emerging Markets ETF

Invesco PureBetaSM MSCI USA ETF

Invesco PureBetaSM MSCI USA Small Cap ETF

Invesco PureBetaSM US Aggregate Bond ETF

Invesco Russell 1000 Enhanced Equal Weight ETF

Invesco Russell 1000 Equal Weight ETF

Invesco Russell 1000 Low Beta Equal Weight ETF

Invesco S&P 500 Enhanced Value ETF

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF

Invesco S&P 500® High Beta ETF

Invesco S&P 500® High Dividend Low Volatility ETF

Invesco S&P 500® Low Volatility ETF

Invesco S&P 500 Minimum Variance ETF

Invesco S&P 500 Momentum ETF

Invesco S&P Emerging Markets Low Volatility ETF

Invesco S&P Emerging Markets Momentum ETF

Invesco S&P High Income Infrastructure ETF

Invesco S&P International Developed High Dividend Low Volatility ETF

Invesco S&P International Developed Low Volatility ETF

Invesco S&P International Developed Momentum ETF

Invesco S&P International Developed Quality ETF

Invesco S&P MidCap Low Volatility ETF

Invesco S&P SmallCap Consumer Discretionary ETF

Invesco S&P SmallCap Consumer Staples ETF

Invesco S&P SmallCap Energy ETF

Invesco S&P SmallCap Financials ETF

Invesco S&P SmallCap Health Care ETF

Invesco S&P SmallCap High Dividend Low Volatility ETF

Invesco S&P SmallCap Industrials ETF

Invesco S&P SmallCap Information Technology ETF

Invesco S&P SmallCap Low Volatility ETF

Invesco S&P SmallCap Materials ETF

Invesco S&P SmallCap Quality ETF

Invesco S&P SmallCap Utilities & Communication Services ETF

Invesco Senior Loan ETF

Invesco Shipping ETF

Invesco Taxable Municipal Bond ETF

Invesco Treasury Collateral ETF

Invesco Variable Rate Preferred ETF

Invesco VRDO Tax-Free Weekly ETF

Also at the April 11, 2019 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

152

Approval of Investment Advisory Contracts (continued)

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of each Fund and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2018, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that such Funds’ performance prior to the closing of the Transaction on April 6, 2018 is that of their predecessor Guggenheim ETFs. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year, five-year and since-inception periods for Invesco Global Short Term High Yield Bond ETF and the one-year, ten-year and since-inception periods for Invesco VRDO Tax-Free Weekly ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco Global Short Term High Yield Bond ETF’s and Invesco VRDO Tax-Free Weekly ETF’s level of correlation to its underlying index, as well as the Adviser’s expectations for each Fund’s correlation going forward. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with its line of credit), litigation expenses and other extraordinary expenses (including Acquired Fund Fees and Expenses, if any).

0.04%:	Invesco PureBetaTM MSCI USA ETF

0.05%:	Invesco PureBetaTM US Aggregate Bond ETF

0.06%:	Invesco PureBetaTM MSCI USA Small Cap ETF

0.07%:	Invesco PureBetaTM 0-5 Yr US TIPS ETF, Invesco PureBetaTM FTSE Developed ex-North America ETF

0.08%:	Invesco Treasury Collateral ETF

0.10%:	Invesco S&P 500 Minimum Variance ETF (the Trustees noted that, prior to April 20, 2018, Invesco S&P 500 Minimum Variance ETF’s unitary advisory fee was 0.13%)

153

Approval of Investment Advisory Contracts (continued)

0.13%:	Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Momentum ETF

0.14%:	Invesco PureBetaTM FTSE Emerging Markets ETF

0.15%:	Invesco DWA Tactical Sector Rotation ETF

0.20%:	Invesco Russell 1000 Equal Weight ETF

0.22%:	Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco LadderRite 0-5 Year Corporate Bond ETF

0.25%:	Invesco 1-30 Laddered Treasury ETF, Invesco DWA Tactical Multi-Asset Income ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco VRDO Tax-Free Weekly ETF

0.28%:	Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Taxable Municipal Bond ETF

0.29%:	Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P SmallCap Utilities & Communication Services ETF

0.30%:	Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF

0.35%:	Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF

0.45%:	Invesco FTSE International Low Beta Equal Weight ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P High Income Infrastructure ETF

0.49%:	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF

0.50%:	Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF, Invesco Variable Rate Preferred ETF

0.55%:	Invesco International BuyBack AchieversTM ETF

0.60%:	Invesco DWA SmallCap Momentum ETF

0.65%:	Invesco Senior Loan ETF, Invesco Shipping ETF

0.70%:	Invesco China Technology ETF, Invesco MSCI Emerging Markets Equal Country Weight ETF

0.75%:	Invesco Global Clean Energy ETF, Invesco Global Water ETF

0.80%:	Invesco DWA Developed Markets Momentum ETF

0.90%:	Invesco DWA Emerging Markets Momentum ETF

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that it provides sub-advisory services to other clients.. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds.

154

Approval of Investment Advisory Contracts (continued)

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were equal to or lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median[1]	Equal to/Lower than Open-End Index Fund Median[2]	Equal to/Lower than Open-End Active Fund Median[3]
Invesco 1-30 Laddered Treasury ETF			X
Invesco California AMT-Free Municipal Bond ETF		N/A	X
Invesco CEF Income Composite ETF	X	N/A	X
Invesco China Technology ETF		N/A	X
Invesco DWA Developed Markets Momentum ETF			X
Invesco DWA Emerging Markets Momentum ETF			X
Invesco DWA SmallCap Momentum ETF		X	X
Invesco DWA Tactical Multi-Asset Income ETF	N/A	N/A	X
Invesco DWA Tactical Sector Rotation ETF	X	N/A	N/A
Invesco Emerging Markets Sovereign Debt ETF			X
Invesco FTSE International Low Beta Equal Weight ETF	X	X	X
Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	X	X	X
Invesco FTSE RAFI Emerging Markets ETF	X		X
Invesco Fundamental High Yield® Corporate Bond ETF		X	X
Invesco Fundamental Investment Grade Corporate Bond ETF			X
Invesco Global Clean Energy ETF		N/A	X
Invesco Global Short Term High Yield Bond ETF	X	X	X
Invesco Global Water ETF		N/A	X
Invesco International BuyBack AchieversTM ETF			X
Invesco International Corporate Bond ETF			X
Invesco KBW Bank ETF	X		X
Invesco KBW High Dividend Yield Financial ETF	X		X
Invesco KBW Premium Yield Equity REIT ETF	X		X
Invesco KBW Property & Casualty Insurance ETF	X		X
Invesco KBW Regional Banking ETF	X		X
Invesco LadderRite 0-5 Year Corporate Bond ETF			X
Invesco MSCI Emerging Markets Equal Country Weight ETF			X
Invesco National AMT-Free Municipal Bond ETF			X
Invesco New York AMT-Free Municipal Bond ETF		N/A	X
Invesco Preferred ETF		N/A	X
Invesco PureBetaTM 0-5 Yr US TIPS ETF	X		X
Invesco PureBetaTM FTSE Developed ex-North America ETF	X	X	X
Invesco PureBetaTM FTSE Emerging Markets ETF	X	X	X
Invesco PureBetaTM MSCI USA ETF	X	X	X
Invesco PureBetaTM MSCI USA Small Cap ETF	X	X	X
Invesco PureBetaTM US Aggregate Bond ETF	X		X
Invesco Russell 1000 Enhanced Equal Weight ETF			X
Invesco Russell 1000 Equal Weight ETF	X	X	X

155

Approval of Investment Advisory Contracts (continued)

Invesco Fund	Equal to/Lower than ETF Median[1]	Equal to/Lower than Open-End Index Fund Median[2]	Equal to/Lower than Open-End Active Fund Median[3]
Invesco Russell 1000 Low Beta Equal Weight ETF			X
Invesco S&P 500 Enhanced Value ETF	X	X	X
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X	X	X
Invesco S&P 500 High Beta ETF	X	X	X
Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X
Invesco S&P 500® Low Volatility ETF	X	X	X
Invesco S&P 500 Minimum Variance ETF	X	X	X
Invesco S&P 500 Momentum ETF	X	X	X
Invesco S&P Emerging Markets Low Volatility ETF	X	X	X
Invesco S&P Emerging Markets Momentum ETF	X	X	X
Invesco S&P High Income Infrastructure ETF	X	N/A	X
Invesco S&P International Developed High Dividend Low Volatility ETF	X	X	X
Invesco S&P International Developed Low Volatility ETF	X		X
Invesco S&P International Developed Momentum ETF	X		X
Invesco S&P International Developed Quality ETF	X		X
Invesco S&P MidCap Low Volatility ETF			X
Invesco S&P SmallCap Consumer Discretionary ETF	X		X
Invesco S&P SmallCap Consumer Staples ETF	X		X
Invesco S&P SmallCap Energy ETF	X		X
Invesco S&P SmallCap Financials ETF	X		X
Invesco S&P SmallCap Health Care ETF	X		X
Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X
Invesco S&P SmallCap Industrials ETF	X		X
Invesco S&P SmallCap Information Technology ETF	X	X	X
Invesco S&P SmallCap Low Volatility ETF	X	X	X
Invesco S&P SmallCap Materials ETF	X		X
Invesco S&P SmallCap Quality ETF	X		X
Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X
Invesco Senior Loan ETF		X	X
Invesco Shipping ETF			X
Invesco Taxable Municipal Bond ETF		N/A	X
Invesco Treasury Collateral ETF	X		X
Invesco Variable Rate Preferred ETF		X	X
Invesco VRDO Tax-Free Weekly ETF		N/A	X

[1]	The information provided by the Adviser indicated that certain Funds did not have any comparable ETF peers. Those Funds have been designated in this column with an “N/A” for not available.

[2]

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

[3]

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end active fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco International Corporate Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Senior Loan ETF, Invesco Taxable

156

Approval of Investment Advisory Contracts (continued)

Municipal Bond ETF and Invesco VRDO Tax-Free Weekly ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

The Trustees considered that the Adviser had agreed to waive a portion of its unitary advisory fee, at least until February 28, 2021, for Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF. The Trustees further considered that the Adviser had agreed to waive a portion of its unitary advisory fee, until April 6, 2020, to the extent necessary to prevent Invesco MSCI Emerging Markets Equal Country Weight ETF’s operating expenses (including acquired fund fees and expenses, but excluding interest expenses, brokerage commissions and other trading expenses, taxes and litigation expenses, and extraordinary expenses) from exceeding the unitary advisory fee.

The Trustees determined that each Fund’s unitary advisory fee was reasonable, noting the nature of the indexes, the distinguishing factors of the Funds and the administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund’s operating expenses was attributable to a license fee payable out of the unitary advisory fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 11, 2019. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided under the Sub-Advisory Agreement. The Board also considered the benefits described by the Adviser in having multiple affiliated Sub-Advisers. The Board reviewed the qualifications and background of each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

157

Approval of Investment Advisory Contracts (continued)

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rate under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc. and Invesco Advisers, Inc. and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rate for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF was reasonable in relation to the asset size of the Funds, and concluded that the flat sub-advisory fee was reasonable and appropriate.

The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that Invesco Advisers, Inc. noted that it receives management fees from money market funds into which the Funds’ excess cash may be invested. The Trustees noted that the Adviser waives its fees on assets invested under such arrangement in amounts equal to fees received by Invesco Advisers, Inc. on the Funds’ assets invested in the money market funds.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

158

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-TRST2-FINC-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2019

BKLN	Invesco Senior Loan ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Bank Loans

During the fiscal year covered by this report, the senior loan market was characterized by a technically driven sell-off, which was then followed by some of the strongest monthly performance the asset class has experienced in recent memory. On a relative basis, the asset class exhibited limited volatility, despite the constant oscillations in risk sentiment, and returned 3.38% during the fiscal period.

From a fundamentals standpoint, the backdrop for loans remained favorable during the period with a trailing 12-month default rate of 1.29%.1 We believe slow, but positive, growth in the US economy may continue to support fundamentals. During the fiscal year, the overall earnings environment remained supportive of loan issuers despite a moderation in profit growth. Year-over-year EBITDA growth among the universe of loan issuers was solid in the first quarter at 3%.1

Going forward, trade remains a key source of uncertainty, however there are indications that the Trump administration has ultimately been seeking a resolution. Against a backdrop of these trade tensions, the Fed’s shift towards a more accommodative monetary posture should help maintain the underlying economic momentum which has powered consistent earnings improvement in the US corporate sector.

During the Fourth quarter of 2018 the loan market experienced a technically driven sell-off, as risk assets reeled from investors’ softening growth expectations amid tightening US monetary policy. Unlike prior bouts of volatility, loans were caught in the wave of risk aversion. This resulted in sizeable retail and institutional outflows that led to a very weak technical dynamic and ultimately resulted in a sharp decrease in prices. This was despite the fact that loans, from a fundamental standpoint, continued to remain on solid footing. This narrative quickly reversed in the First and Second Quarters of 2019 as loans snapped back returning 5.42%, their strongest performance during the first half of a calendar year since 2009.2 Strong demand from CLOs was able to more than offset retail outflows leading to a more favorable technical dynamic. We believe certain investors’ narrow focus on interest rate expectations—rather than the full spectrum of characteristics that define the loan asset class—has driven this reallocation of capital from senior secured risk towards unsecured risk despite loans offering equivalent yields to high yield bonds.3

The average price in the senior loan market was $96.34 as of August 31, 2019, with 21.3% of the market trading at or above par.4 Given the price of senior loans at the end of the Fund’s fiscal year, they were providing a 6.13% yield.4

[1]	Source: S&P LCD August 31, 2019
[2]	Source: CS Leveraged Loan Index August 31, 2019
[3]	Source: J.P. Morgan August 31, 2019
[4]	Source: S&P LCD and Invesco August 31, 2019. Yield incorporates forward LIBOR curve

Fixed Income

Throughout the fiscal year, US economic data remained supportive of continued economic expansion as 2019 2nd quarter GDP grew at 2.0%. The US economy continued to add jobs, pushing the unemployment rate to 3.7% at the close of the fiscal year, while inflation remained subdued.1 Against this backdrop, the US Federal Reserve (the Fed) raised the federal funds target rate from a range of 1.75% to 2.00% at the start of the reporting period to a range of 2.00% to 2.25% at the close of the reporting period. This was accomplished with two 0.25% rate hikes in September 2018 and December 2018, followed by a single 0.25% rate cut in July 2019.2 Working against these positive developments, however, were global macroeconomic headwinds in the form of geopolitical trade tension, sub-optimal inflation, and the lingering unknown of Brexit—the decision by UK voters to leave the European Union. These headwinds, coupled with continued low US inflation, could encourage further Fed rate cuts in the near-term. These actions continued to drive overseas investments into higher yielding segments of the fixed income markets.

The 10-year US Treasury yield continued to move upward at the start of the fiscal year and spiked in October 2018 due to continued strength of the global economy, increased risk of inflation and the high probability of additional Fed rate hikes throughout the fiscal year. However, elevated volatility levels in December led to a severe risk-off tone in the markets driving Treasury yields lower. Throughout the remainder of the fiscal year, Treasury yields continued to decline as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. The 10-year US Treasury yield ended the reporting period at 1.50%, 136 basis points lower than at the beginning of the fiscal year.3 (A basis point is one one-hundredth of a percentage point.)

The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 10.17% for the fiscal year. Strong performance for the index was largely attributable to the sharp decline in US Treasury yields. All four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index—government-related, corporate, securitized and treasury—posted positive returns for the fiscal year. Out-of-index exposure, such as high yield and US dollar-denominated emerging market (EM) corporate debt, provided gains despite concerns over global growth, a volatile geopolitical environment and a series of juxtaposed Fed actions. Accommodative central bank policies helped to support returns in high yield and US dollar-denominated EM corporate debt.

[1]	Bureau of Labor Statistics
[2]	US Federal Reserve
[3]	US Treasury Department

3

BKLN	Management’s Discussion of Fund Performance
Invesco Senior Loan ETF (BKLN)

As an index fund, the Invesco Senior Loan ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P/LSTA U.S. Leveraged Loan 100 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in senior loans that comprise the Index. The Fund’s adviser, Invesco Capital Management LLC, and the Fund’s sub-adviser, Invesco Senior Secured Management, Inc., define senior loans to include leveraged loans, bank loans and/or floating rate loans. Banks and other lending institutions generally issue senior loans to corporations, partnerships or other entities (“borrowers”). These borrowers operate in a variety of industries and geographic regions, including foreign countries.

S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which tracks the market value-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. A leveraged loan is rated below investment grade quality or is unrated but deemed to be of comparable quality. The Fund will invest in loans that are expected to be below investment grade quality and to bear interest at a floating rate that periodically resets. The Index may include, and the Fund may acquire and retain, loans of borrowers that have filed for bankruptcy protection. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 3.15%. On a net asset value (“NAV”) basis, the Fund returned 2.91%. During the same time period, the Index returned 3.46%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, which was partially offset by a positive impact of the Fund’s sampling methodology.

During this same time period, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Benchmark Index”) returned 10.17%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 10,800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S investment-grade, fixed-rate bond market.

The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s general concentration in bank loans, coupled with the Benchmark Index’s investment grade focus versus the Fund’s below investment grade focus.

For the fiscal year ended August 31, 2019, the consumer cyclical industry contributed most significantly to the Fund’s return, followed by the communications and technology industries. The energy industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included PetSmart, Inc., First Lien Term Loan, a specialty retail company (portfolio average weight of 0.87%), and Refinitiv US Holdings, Inc., First Lien Term Loan B, a commercial services & supplies company (portfolio average weight of 1.55%). Positions that detracted most significantly from the Fund’s return included Envision Healthcare Corp., Term Loan, a health care providers & services company (portfolio average weight 1.31%), and Seadrill Operating L.P., Term Loan, an energy equipment & services company (portfolio average weight of 0.73%).

Credit Quality Rating Breakdown* (% of the Fund’s Net Assets) as of August 31, 2019
Baa2	3.26
Baa3	5.02
Ba1	5.87
Ba2	7.30
Ba3	20.59
B1	22.47
B2	24.85
B3	2.90
Caa2	0.53
NR	0.84
Money Market Fund Plus Other Assets Less Liabilities	6.37

*

Source: Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage.

4

Invesco Senior Loan ETF (BKLN) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Refinitiv US Holdings, Inc., First Lien Term Loan B, 5.86%, 10/01/2025	1.87
New Red Finance, Inc., Term Loan B-3, 4.36%, 02/16/2024	1.86
CenturyLink, Inc., Term Loan B, 4.86%, 01/31/2025	1.85
Charter Communications Operating, LLC, Term Loan B, 4.33%, 04/30/2025	1.81
Grifols Worldwide Operations Ltd., Term Loan B, 4.67%, 01/31/2025	1.67
Dell International LLC, Term Loan B, 4.12%, 09/07/2023	1.60
Caesars Resort Collection, LLC, Term Loan B, 4.86%, 12/23/2024	1.52
Level 3 Financing, Inc., Term Loan B, 4.36%, 02/22/2024	1.47
Envision Healthcare Corp., Term Loan, 6.05%, 10/10/2025	1.42
RPI Finance Trust, Term Loan B-6, 4.11%, 03/27/2023	1.41
Total	16.48

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P/LSTA U.S. Leveraged Loan 100 Index	3.46%	4.30%	13.46%	3.24%	17.29%	3.77%	36.95%
Bloomberg Barclays U.S. Aggregate Bond Index	10.17	3.09	9.55	3.35	17.89	3.72	36.42
Fund
NAV Return	2.91	3.38	10.48	2.44	12.81	3.17	30.32
Market Price Return	3.15	3.33	10.31	2.45	12.86	3.10	29.63

5

Invesco Senior Loan ETF (BKLN) (continued)

Fund Inception: March 3, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.67% (0.65% after fee waiver) includes the unitary management fee of 0.65% and acquired fund fees and expenses of 0.02%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

6

Invesco Senior Loan ETF (BKLN)
August 31, 2019
Schedule of Investments
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Variable Rate Senior Loan Interests-90.16%(a)(b)
Aerospace & Defense-1.63%
TransDigm, Inc.
Term Loan E (3 mo. USD LIBOR + 2.50%)	4.83%	05/30/2025	$38,091	$ 37,771,119
Term Loan F (3 mo. USD LIBOR + 2.50%)	4.83%	06/09/2023	32,342	32,168,950
Term Loan G (3 mo. USD LIBOR + 2.50%)	4.83%	08/22/2024	1,995	1,979,107
				71,919,176
Air Transport-0.86%
Avolon TLB Borrower 1 (US) LLC, Term Loan B-3 (Ireland) (1 mo. USD LIBOR + 1.75%)	3.92%	01/15/2025	37,562	37,689,511
Automotive-1.33%
Panther BF Aggregator 2 L.P., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.61%	04/30/2026	59,506	58,761,889
Building & Development-2.40%
DTZ U.S. Borrower, LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.40%	08/21/2025	36,109	36,159,608
Pisces Midco, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	6.07%	04/12/2025	34,028	33,134,634
Quikrete Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.89%	11/15/2023	36,714	36,396,818
				105,691,060
Business Equipment & Services-12.83%
Asurion LLC
Second Lien Term Loan B-2 (1 mo. USD LIBOR + 6.50%)	8.61%	08/04/2025	45,133	45,875,325
Term Loan B-4 (1 mo. USD LIBOR + 3.00%)	5.11%	08/04/2022	31,850	31,903,826
Term Loan B-6 (1 mo. USD LIBOR + 3.00%)	5.11%	11/03/2023	51,937	52,025,404
Term Loan B-7 (1 mo. USD LIBOR + 3.00%)	5.11%	11/03/2024	29,187	29,235,455
Brand Energy & Infrastructure Services, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	6.51%	06/21/2024	40,524	38,568,834
Change Healthcare Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.61%	03/01/2024	58,546	57,997,032
Dun & Bradstreet Corp. (The), Term Loan (1 mo. USD LIBOR + 3.75%)	7.15%	02/06/2026	37,922	38,067,971
Kronos, Inc., First Lien Incremental Term Loan (3 mo. USD LIBOR + 3.00%)	5.25%	11/01/2023	34,428	34,446,003
Prime Security Services Borrower, LLC, Incremental Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	4.86%	05/02/2022	37,840	37,854,016
Red Ventures, LLC (New Imagitas, Inc.), Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	5.11%	11/08/2024	3,818	3,821,424
Refinitiv US Holdings, Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	5.86%	10/01/2025	81,756	82,243,992
Tempo Acquisition LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.11%	05/01/2024	41,200	41,260,310
Travelport Finance (Luxembourg) S.a.r.l., Term Loan (Luxembourg) (1 mo. USD LIBOR + 5.00%)	7.54%	03/20/2026	41,402	38,234,509
West Corp., Term Loan B (1 mo. USD LIBOR + 4.00%)	6.11%	10/10/2024	36,947	33,192,753
				564,726,854
Cable & Satellite Television-5.65%
Altice Financing S.A.
Incremental Term Loan B-13 (France) (1 mo. USD LIBOR + 4.00%)	6.20%	08/14/2026	28,462	28,275,691
Term Loan B-12 (France) (1 mo. USD LIBOR + 3.69%)	5.88%	01/31/2026	15,664	15,424,500
Charter Communications Operating, LLC, Term Loan B (3 mo. USD LIBOR + 2.00%)	4.33%	04/30/2025	79,196	79,466,074
CSC Holdings, LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	4.45%	07/17/2025	43,349	43,240,180
Virgin Media Bristol LLC, Term Loan K (1 mo. USD LIBOR + 2.50%)	4.70%	01/15/2026	25,428	25,455,020
WideOpenWest Finance LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.55%	08/18/2023	31,708	30,558,227
Ziggo Secured Finance Partnership, Term Loan E (Netherlands) (1 mo. USD LIBOR + 2.50%)	4.70%	04/15/2025	26,304	26,163,245
				248,582,937
Chemicals & Plastics-2.84%
Axalta Coating Systems US Holdings, Inc., Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	4.08%	06/01/2024	35,305	35,156,278
Messer Industries USA, Inc., Term Loan B-1 (3 mo. USD LIBOR + 2.50%)	4.83%	03/01/2026	32,585	32,428,010
Starfruit US Holdco LLC, Term Loan (Netherlands) (1 mo. USD LIBOR + 3.25%)	5.46%	10/01/2025	59,359	57,516,151
				125,100,439
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7

Invesco Senior Loan ETF (BKLN)—(continued)
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Containers & Glass Products-1.52%
Berry Global, Inc., Term Loan U (1 mo. USD LIBOR + 2.50%)	4.70%	07/01/2026	$34,831	$ 34,867,514
Reynolds Group Holdings, Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	4.86%	02/05/2023	31,845	31,864,913
				66,732,427
Drugs-5.67%
Amneal Pharmaceuticals LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.68%	05/04/2025	36,887	33,659,068
Endo LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	6.38%	04/29/2024	42,457	38,892,569
Grifols Worldwide Operations Ltd., Term Loan B (Spain) (1 wk. USD LIBOR + 2.25%)	4.67%	01/31/2025	73,257	73,425,604
Pharmaceutical Product Development, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.82%	08/18/2022	45,757	45,566,233
Valeant Pharmaceuticals International, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.20%	06/02/2025	57,828	58,001,665
				249,545,139
Ecological Services & Equipment-0.86%
GFL Environmental, Inc., Incremental Term Loan (Canada) (1 mo. USD LIBOR + 3.00%)	5.11%	05/30/2025	38,039	37,739,137
Electronics & Electrical-11.81%
Boxer Parent Co., Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	6.58%	10/02/2025	48,648	46,074,083
CommScope, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.36%	04/06/2026	38,634	38,521,519
Dell International LLC
Term Loan A-6 (1 mo. USD LIBOR + 1.75%)	3.94%	03/13/2024	29,625	29,521,312
Term Loan B (1 mo. USD LIBOR + 2.00%)	4.12%	09/07/2023	70,378	70,622,447
Finastra USA, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.70%	06/13/2024	49,728	48,083,839
MA Finance Co., LLC, Term Loan B-3 (United Kingdom) (1 mo. USD LIBOR + 2.50%)	4.85%	06/21/2024	4,657	4,540,433
McAfee, LLC, Term Loan B (3 mo. USD LIBOR + 3.75%)	5.87%	09/30/2024	43,829	43,919,742
Micro Holding, L.P., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	09/13/2024	36,864	36,625,897
Seattle Spinco, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.85%	06/21/2024	31,544	30,755,469
SS&C Technologies, Inc.
Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.36%	04/16/2025	18,693	18,738,393
Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	4.36%	04/16/2025	12,645	12,676,331
Ultimate Software Group, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.08%	05/04/2026	34,225	34,352,989
Western Digital Corp.
Term Loan A-1 (1 mo. USD LIBOR + 1.50%)	3.62%	02/27/2023	53,321	53,304,494
Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	3.86%	04/29/2023	52,429	52,363,657
				520,100,605
Financial Intermediaries-1.41%
RPI Finance Trust, Term Loan B-6 (1 mo. USD LIBOR + 2.00%)	4.11%	03/27/2023	61,818	62,019,501
Food Service-3.40%
IRB Holding Corp., Term Loan B (3 mo. USD LIBOR + 3.25%)	5.55%	02/05/2025	38,661	38,446,696
New Red Finance, Inc., Term Loan B-3 (Canada) (1 mo. USD LIBOR + 2.25%)	4.36%	02/16/2024	81,894	81,893,093
US Foods, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.11%	06/27/2023	29,377	29,447,969
				149,787,758
Health Care-8.15%
athenahealth, Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.50%)	6.68%	02/11/2026	54,403	54,250,393
DaVita HealthCare Partners Inc., Term Loan B (1 wk. USD LIBOR + 2.25%)	5.66%	06/25/2021	10,000	10,025,000
Envision Healthcare Corp., Term Loan (1 mo. USD LIBOR + 3.75%)	6.05%	10/10/2025	80,459	62,618,542
Gentiva Health Services, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.06%	07/02/2025	24,957	25,004,206
LifePoint Health, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.64%	11/16/2025	50,924	50,859,864
MPH Acquisition Holdings LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	4.85%	06/07/2023	39,046	36,410,674
Ortho-Clinical Diagnostics, Inc., Term Loan (Luxembourg) (3 mo. USD LIBOR + 3.25%)	5.56%	06/30/2025	33,061	31,273,762
Sunshine Luxembourg VII S.a.r.l., Term Loan (Luxembourg) (3 mo. USD LIBOR + 4.25%)	4.25%	07/23/2026	14,062	14,078,232
Team Health Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.86%	02/06/2024	38,594	31,212,677
Verscend Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.61%	08/27/2025	42,890	43,070,897
				358,804,247
Insurance-2.61%
Hub International Ltd., Term Loan (3 mo. USD LIBOR + 3.00%)	5.27%	04/25/2025	45,923	45,088,087
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8

Invesco Senior Loan ETF (BKLN)—(continued)
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Insurance-(continued)
Sedgwick Claims Management Services, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.36%	12/31/2025	$34,623	$ 33,658,576
USI, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	5.33%	05/16/2024	37,065	36,246,307
				114,992,970
Leisure Goods, Activities & Movies-2.75%
Alpha Topco Ltd., Term Loan B (United Kingdom) (1 mo. USD LIBOR + 2.50%)	4.61%	02/01/2024	42,640	41,887,085
Crown Finance US, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	4.36%	02/28/2025	41,086	40,846,036
William Morris Endeavor Entertainment, LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	4.89%	05/18/2025	39,424	38,457,645
				121,190,766
Lodging & Casinos-5.35%
Caesars Resort Collection, LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	4.86%	12/23/2024	67,685	66,793,019
Golden Nugget, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.05%	10/04/2023	32,555	32,593,751
Hilton Worldwide Finance, LLC, Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	3.90%	06/22/2026	34,990	35,119,384
Scientific Games International, Inc., Term Loan B-5 (2 mo. USD LIBOR + 2.75%)	4.89%	08/14/2024	52,202	51,668,694
Stars Group (US) Co-Borrower, LLC, Term Loan (Canada) (3 mo. USD LIBOR + 3.50%)	5.83%	07/10/2025	46,834	47,035,242
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.17%	12/20/2024	2,195	2,201,486
				235,411,576
Oil & Gas-2.10%
Blackstone CQP Holdco, Term Loan (3 mo. USD LIBOR + 3.50%)	5.89%	09/30/2024	38,435	38,494,988
McDermott Technology (Americas), Inc., Term Loan B (1 mo. USD LIBOR + 5.00%)	7.11%	05/12/2025	33,367	30,718,385
Seadrill Operating L.P., Term Loan (United Kingdom) (3 mo. USD LIBOR + 6.00%)	8.33%	02/21/2021	38,972	23,246,949
				92,460,322
Publishing-0.73%
Nielsen Finance LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	4.21%	10/04/2023	32,484	32,368,893
Radio & Television-2.43%
Diamond Sports Group LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.39%	08/24/2026	26,028	26,087,946
iHeartCommunications, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.03%	05/01/2026	39,412	39,805,846
Nexstar Broadcasting, Inc., Term Loan B-4 (3 mo. USD LIBOR + 2.75%)	4.89%	06/20/2026	17,863	17,895,183
Univision Communications, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.85%	03/15/2024	24,053	23,051,704
				106,840,679
Retailers (except Food & Drug)-4.05%
Bass Pro Group, LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	7.11%	09/25/2024	60,400	57,611,615
Harbor Freight Tools USA, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.77%	08/18/2023	20,487	19,801,857
Michaels Stores, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.64%	01/30/2023	32,048	30,516,016
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.51%	01/26/2023	35,319	25,488,225
PetSmart, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.30%	03/11/2022	46,088	44,849,455
				178,267,168
Telecommunications-8.81%
Avaya, Inc., Term Loan B (2 mo. USD LIBOR + 4.25%)	6.64%	12/15/2024	41,156	40,513,388
CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.86%	01/31/2025	82,674	81,627,978
Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.36%	02/22/2024	64,676	64,797,203
Rackspace Hosting, Inc., Term Loan B (3 mo. USD LIBOR + 3.00%)	5.12%	11/03/2023	41,864	38,933,194
Radiate Holdco, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.11%	02/01/2024	38,826	38,518,203
SBA Senior Finance II LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.12%	04/11/2025	34,274	34,126,266
Sprint Communications, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.63%	02/02/2024	57,064	56,778,776
Telesat LLC, Term Loan B-4 (Canada) (3 mo. USD LIBOR + 2.50%)	4.77%	11/17/2023	32,322	32,374,911
				387,669,919
Utilities-0.97%
Brookfield WEC Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.61%	08/01/2025	42,391	42,496,619
Total Variable Rate Senior Loan Interests (Cost $4,027,606,437)				3,968,899,592
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9

Invesco Senior Loan ETF (BKLN)—(continued)
August 31, 2019
	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Dollar Denominated Bonds & Notes-3.41%
Aerospace & Defense-0.35%
TransDigm, Inc.(c)	6.25%	03/15/2026	$14,081	$ 15,224,800
Commercial Services & Supplies-0.27%
Prime Security Services Borrower, LLC/Prime Finance, Inc.(c)	5.75%	04/15/2026	11,160	11,662,200
Containers & Packaging-0.32%
Reynolds Group Issuer, Inc./LLC	5.75%	10/15/2020	11,145	11,186,531
Reynolds Group Issuer, Inc./LLC (3 mo. USD LIBOR + 3.50%)(c)(d)	5.80%	07/15/2021	3,000	3,003,750
				14,190,281
Diversified Telecommunication Services-0.19%
CommScope, Inc.(c)	6.00%	03/01/2026	8,250	8,443,875
Hotels, Restaurants & Leisure-0.16%
Scientific Games International, Inc.(c)	5.00%	10/15/2025	6,900	7,146,606
Media-1.58%
Univision Communications, Inc.(c)	6.75%	09/15/2022	1,874	1,906,795
Univision Communications, Inc.(c)	5.13%	05/15/2023	34,598	34,338,515
Virgin Media Secured Finance PLC (United Kingdom)(c)	5.25%	01/15/2026	18,498	19,029,817
Virgin Media Secured Finance PLC (United Kingdom)(c)	5.50%	08/15/2026	5,000	5,243,750
Ziggo B.V. (Netherlands)(c)	5.50%	01/15/2027	8,650	9,168,568
				69,687,445
Technology Hardware, Storage & Peripherals-0.54%
Dell International LLC/EMC Corp.(c)	5.45%	06/15/2023	21,793	23,698,374
Total U.S. Dollar Denominated Bonds & Notes (Cost $144,803,382)				150,053,581
			Shares
Common Stocks & Other Equity Interests-0.06%(e)
Media-0.06%
Clear Channel Outdoor Holdings, Inc.(f) (Cost $6,202,181)			1,036,267	2,694,294

Money Market Funds-11.70%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(g) (Cost $514,841,874)			514,841,874	514,841,874
TOTAL INVESTMENTS IN SECURITIES-105.33% (Cost $4,693,453,874)				4,636,489,341
OTHER ASSETS LESS LIABILITIES-(5.33)%				(234,544,521)
NET ASSETS-100.00%				$4,401,944,820

Investment Abbreviations:
LIBOR	-London Interbank Offered Rate
USD	-U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10

Invesco Senior Loan ETF (BKLN)—(continued)
August 31, 2019
Notes to Schedule of Investments:
(a)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.
(b)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the "1933 Act") and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $138,867,050, which represented 3.15% of the Fund’s Net Assets.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2019.
(e)	Acquired as part of a bankruptcy restructuring.
(f)	Non-income producing security.
(g)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Statement of Assets and Liabilities
August 31, 2019
Invesco Senior Loan ETF (BKLN)
Assets:
Unaffiliated investments in securities, at value	$4,121,647,467
Affiliated investments in securities, at value	514,841,874
Cash	1,373,797
Receivable for:
Dividends and interest	12,348,183
Investments sold	110,138,961
Total assets	4,760,350,282
Liabilities:
Payable for:
Investments purchased	355,995,172
Accrued unitary management fees	2,351,960
Accrued expenses	58,330
Total liabilities	358,405,462
Net Assets	$4,401,944,820
Net assets consist of:
Shares of beneficial interest	$5,065,794,250
Distributable earnings	(663,849,430)
Net Assets	$4,401,944,820
Shares outstanding (unlimited amount authorized, $0.01 par value)	195,000,000
Net asset value	$ 22.57
Market price	$ 22.61
Unaffiliated investments in securities, at cost	$ 4,178,612,000
Affiliated investments in securities, at cost	$ 514,841,874
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Statement of Operations
For the year ended August 31, 2019
Invesco Senior Loan ETF (BKLN)
Investment income:
Interest income	$ 285,123,531
Affiliated dividend income	9,104,687
Total investment income	294,228,218
Expenses:
Unitary management fees	36,090,936
Proxy fees	58,330
Tax expenses	5,302
Total expenses	36,154,568
Less: Waivers	(756,265)
Net expenses	35,398,303
Net investment income	258,829,915
Realized and unrealized gain (loss) from:
Net realized gain (loss) from investments	(145,038,503)
Change in unrealized appreciation (depreciation) on investment securities	(12,819,429)
Net realized and unrealized gain (loss)	(157,857,932)
Net increase in net assets resulting from operations	$ 100,971,983
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Statement of Changes in Net Assets
For the year ended August 31, 2019, period November 1, 2017 through August 31, 2018 and the year ended October 31, 2017
	Invesco Senior Loan ETF (BKLN)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$ 258,829,915	$ 266,636,693	$ 301,995,507
Net realized gain (loss)	(145,038,503)	(36,002,170)	2,445,393
Change in net unrealized appreciation (depreciation)	(12,819,429)	3,991,124	(26,652,918)
Net increase in net assets resulting from operations	100,971,983	234,625,647	277,787,982
Distributions to Shareholders from:
Distributable earnings(a)	(268,253,366)	(254,162,486)	(301,436,634)
Return of capital	(3,596,395)	-	-
Total distributions to shareholders	(271,849,761)	(254,162,486)	(301,436,634)
Shareholder Transactions:
Proceeds from shares sold	2,667,505,331	1,435,514,951	3,177,332,078
Value of shares repurchased	(5,486,757,971)	(2,804,958,662)	(852,914,348)
Transaction fees	13,848,677	3,376,366	4,314,451
Net increase (decrease) in net assets resulting from share transactions	(2,805,403,963)	(1,366,067,345)	2,328,732,181
Net increase (decrease) in net assets	(2,976,281,741)	(1,385,604,184)	2,305,083,529
Net assets:
Beginning of period	7,378,226,561	8,763,830,745	6,458,747,216
End of period	$ 4,401,944,820	$ 7,378,226,561	$8,763,830,745
Changes in Shares Outstanding:
Shares sold	116,700,000	62,100,000	136,500,000
Shares repurchased	(240,900,000)	(121,500,000)	(36,800,000)
Shares outstanding, beginning of period	319,200,000	378,600,000	278,900,000
Shares outstanding, end of period	195,000,000	319,200,000	378,600,000

(a)	The Securities and Exchange Commission eliminated the requirement to disclose the distribution components seperately, except for tax return of capital. For the ten months ended August 31, 2018 and the year ended October 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights
Invesco Senior Loan ETF (BKLN)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 23.11	$ 23.15	$ 23.16	$ 23.05	$ 24.43	$ 24.78
Net investment income(a)	1.07	0.77	0.82	0.99	0.92	1.00
Net realized and unrealized gain (loss) on investments	(0.53)	(0.08)	(0.02)	0.15	(1.39)	(0.36)
Total from investment operations	0.54	0.69	0.80	1.14	(0.47)	0.64
Distributions to shareholders from:
Net investment income	(1.12)	(0.74)	(0.82)	(0.99)	(0.92)	(1.00)
Return of capital	(0.02)	-	-	(0.08)	(0.00) (b)	(0.00) (b)
Total distributions	(1.14)	(0.74)	(0.82)	(1.07)	(0.92)	(1.00)
Transaction fees(a)	0.06	0.01	0.01	0.04	0.01	0.01
Net asset value at end of period	$ 22.57	$ 23.11	$ 23.15	$ 23.16	$ 23.05	$ 24.43
Market price at end of period(c)	$ 22.61	$ 23.05	$ 23.12	$ 23.19	$ 23.01	$ 24.37
Net Asset Value Total Return(d)	2.68%	3.07%	3.54%	5.32%	(1.96)%	2.66%
Market Price Total Return(d)	3.15%	2.93%	3.27%	5.64%	(1.89)%	2.21%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$4,401,945	$7,378,227	$8,763,831	$6,458,747	$4,808,978	$6,270,919
Ratio to average net assets of:
Expenses, after Waivers	0.64% (e)	0.63% (e)(f)	0.63% (e)	0.64%	0.65% (e)	0.64%
Expenses, prior to Waivers	0.65% (e)	0.65% (e)(f)	0.65% (e)	0.65%	0.65% (e)	0.65%
Net investment income	4.66%	3.99% (f)	3.52%	4.33%	3.82%	4.03%
Portfolio turnover rate(g)	78%	74%	71%	81%	43%	61%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements
Invesco Exchange-Traded Fund Trust II
August 31, 2019
NOTE 1—Organization
Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolio:
Full Name	Short Name
Invesco Senior Loan ETF (BKLN)	"Senior Loan ETF"
The portfolio (the “Fund”) represents a separate series of the Trust. The shares of the Fund are referred to herein as “Shares” or “Fund’s Shares.” The Fund’s Shares are listed and traded on NYSE Arca, Inc.
The market price of a Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Fund.
The investment objective of the Fund is to seek to track the investment results (before fees and expenses) of the S&P/LSTA U.S. Leveraged Loan 100 Index (the “Underlying Index”).
NOTE 2—Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Fund in preparation of its financial statements.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.
A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:
Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time

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trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Other Risks
Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying the Fund is traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to the Fund’s NAV and possibly face trading halts and/or delisting.
Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, the Fund currently intend to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of the return between the Fund and conventional ETFs.
Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s changes to the target range for the Federal Funds Rate (and possible continued fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market- making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Funds’ transaction costs.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the

17

general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed- income security may be downgraded after purchase, which may adversely affect the value of the security.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.
Industry Concentration Risk. In following its methodology, the Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.
Liquidity Risk. For the Fund, liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.
Non-Correlation Risk. The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Non-Investment Grade Securities Risk. The Fund invests in non-investment grade securities. The risk of investing in non-investment grade securities is a form of credit risk. Securities that are rated non-investment grade, commonly referred to as “junk bonds,” are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. Non-investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of non-investment grade securities have found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on non-investment grade securities will fluctuate. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.
Risk of Investing in Loans. Investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of the Fund’s investments and a potential decrease in the NAV of the Fund. Although the loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund’s access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.
Risks of Loan Assignments and Participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment, a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the

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borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
Sampling Risk. The Fund’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development with respect to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Senior Loans Risk. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which the Fund may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.
Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of the financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. Many loans are not registered with the Securities and Exchange Commission (the “SEC”) or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most loans than is the case for many other types of securities. Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries.
There is no organized exchange on which loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/asked spreads, decreased liquidity and extended trade settlement periods, any of which may impair the Fund’s ability to sell loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods for certain loans may result in cash not being immediately available to the Fund upon sale of the loan. As a result, the Fund may have to sell other investments with shorter settlement periods or engage in borrowing transactions to raise cash to meet its obligations.
C.	Investment Transactions and Investment Income - Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s NAV and, accordingly, they reduce the

19

Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the Adviser.
D.	Country Determination - For the purposes of presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether the Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
E.	Dividends and Distributions to Shareholders - The Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, the Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex- dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP"). Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a tax return of capital at fiscal year-end.
F.	Federal Income Taxes - The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.
The Fund files U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
G.	Expenses - The Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the payments to Invesco Senior Secured Management, Inc. (the “Sub-Adviser”), set-up fees and commitment fees associated with the line of credit and the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.
Expenses of the Trust that are excluded from the Fund’s unitary management fee and are directly identifiable to the Fund are applied to the Fund. Expenses of the Trust that are excluded from the Fund’s unitary management fee and that are not readily identifiable to the Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund.
To the extent the Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.
H.	Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an "interested person" (as defined in the 1940 Act) of the Trust (each, an "Independent Trustee") is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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J.	Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value of the interests or securities at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities prior to the settlement date.
NOTE 3—Investment Advisory Agreement and Other Agreements
The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of the Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services, and oversight of the Sub-Adviser.
Pursuant to the Investment Advisory Agreement, the Fund accrues daily and pays monthly to the Adviser an annual unitary management fee of 0.65% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.
The Adviser has entered into a sub-advisory agreement with the Sub-Adviser. The sub-advisory fee is paid by the Adviser to the Sub-Adviser at the annual rate of 40% of compensation paid to the Adviser from the Fund. Further, through August 31, 2021, the Adviser has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.
For fiscal year ended August 31, 2019, the Adviser waived fees of $756,265.
The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for the Fund. The Distributor does not maintain a secondary market in the Shares. The Fund is not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.
The Adviser has entered into a licensing agreement for the Fund with S&P Dow Jones Indices LLC (the “Licensor”).
The Underlying Index name trademark is owned by the Licensor. This trademark has been licensed to the Adviser for use by the Fund. The Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Fund is not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in the Fund.
The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for the Fund.
NOTE 4—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent

21

uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$ -	$3,968,899,592	$-	$3,968,899,592
U.S. Dollar Denominated Bonds & Notes	-	150,053,581	-	150,053,581
Common Stocks & Other Equity Interests	2,694,294	-	-	2,694,294
Money Market Funds	514,841,874	-	-	514,841,874
Total Investments	$517,536,168	$ 4,118,953,173	$-	$4,636,489,341
NOTE 5—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended August 31, 2019, the Period November 1, 2017 to August 31, 2018 and the Fiscal Year Ended October 31, 2017:
	August 31, 2019	August 31, 2018	October 31, 2017
Ordinary income	$268,253,366	$254,162,486	$301,436,634
Return of capital	3,596,395	-	-
Tax Components of Net Assets at Fiscal Year-End:
Net unrealized appreciation (depreciation) — investments	$ (85,494,455)
Capital loss carryforward	(578,354,975)
Shares of beneficial interest	5,065,794,250
Total net assets	4,401,944,820
Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The following table presents available capital loss carryforwards for the Fund as of August 31, 2019:
No expiration
Short-Term	Long-Term	Total*
$138,073,482	$440,281,493	$578,354,975

*	Capital loss carryforwards as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 6—Investment Transactions
For the fiscal year ended August 31, 2019, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were $4,017,052,403 and $6,642,984,802, respectively.
At August 31, 2019, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Aggregate unrealized appreciation of investments	$ 19,954,845
Aggregate unrealized (depreciation) of investments	(105,449,300)
Net unrealized appreciation (depreciation) of investments	$ (85,494,455)
Cost of investments for tax purposes is $4,721,983,796.

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NOTE 7—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of paydowns, amounts were reclassified between undistributed net investment income and undistributed net realized gain (loss). These reclassifications had no effect on the net assets of the Fund. For the fiscal year ended August 31, 2019, the reclassifications were as follows:
Undistributed Net Investment Income	$(3,609,630)
Undistributed Net Realized Gain	3,609,630
Shares of Beneficial Interest	-
NOTE 8—Trustees’ and Officer’s Fees
Trustees’ and Officer’s Fees include amounts accrued by the Fund to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for the Fund. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.
The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Fund.
NOTE 9—Senior Loan Participation Commitments
The Fund may invest in participations, assignments, or act as a party to the primary lending syndicate of a senior loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a senior loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.
During the fiscal year ended August 31, 2019, there were no interests in senior loans purchased by the Fund on a participation basis.
NOTE 10—Borrowing
The Fund is a party to a committed line of credit facility with a syndicate administered by State Street Bank and Trust Company. The Fund may borrow up to the lesser of (1) $750,000,000 or (2) the limits set by its prospectus for borrowings. The Adviser, on behalf of the Fund, pays an upfront fee of 0.10% on the commitment amount and a commitment fee of 0.15% on the amount of the commitment that has not been utilized. In case of borrowings from the line of credit, the Fund pays the associated interest expenses.
During the fiscal year ended August 31, 2019, there were no outstanding borrowings from the line of credit.
NOTE 11—Capital
Shares are issued and redeemed by the Fund only in Creation Units of 100,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. Such transactions are principally permitted in exchange for cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for the deposit of delivery of a basket of securities (“Deposit Securities”).
To the extent that the Fund permits transactions in exchange for Deposit Securities, the Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.
Certain transaction fees may be charged by the Fund for creations and redemptions, which are treated as increases in capital.
Transactions in the Fund’s Shares are disclosed in detail in the Statement of Changes in Net Assets.

23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco Senior Loan ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Senior Loan ETF (one of the funds constituting Invesco Exchange-Traded Fund Trust II, referred to hereafter as the "Fund") as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for the year ended August 31, 2019, for the period November 1, 2017 through August 31, 2018 and for the year ended October 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year ended August 31, 2019, the changes in its net assets for the year ended August 31, 2019, for the period November 1, 2017 through August 31, 2018 and for the year ended October 31, 2017 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Chicago, Illinois
October 25, 2019
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses
Example
As a shareholder of the Invesco Senior Loan ETF (the “Fund”), a series of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2019.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the investment companies have varied expenses and fee levels and the Fund may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.
	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Senior Loan ETF (BKLN)
Actual	$1,000.00	$1,015.20	0.63%	$3.20
Hypothetical (5% return before expenses)	1,000.00	1,022.03	0.63	3.21

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

25

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2019:
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Qualified Interest Income*	91%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

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Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Invesco Exchange-Traded Fund Trust II was held on August 19, 2019. The Meeting was held for the following purpose:

(1).	To elect ten (10) trustees to the Board of Trustees of the Trust.

The results of the voting on the above matter was as follows:

Matter		Votes For	Votes Withheld
(1).	Ronn R. Bagge	1,512,443,677.35	33,012,849.80
	Todd J. Barre	1,524,592,795.07	20,863,732.08
	Kevin M. Carome	1,522,436,691.04	23,019,836.11
	Edmund P. Giambastiani, Jr.	1,519,831,527.21	25,624,999.94
	Victoria J. Herget	1,524,877,948.56	20,578,578.59
	Marc M. Kole	1,504,247,741.10	41,208,786.05
	Yung Bong Lim	1,524,207,613.63	21,248,913.52
	Joanne Pace	1,517,347,361.29	28,109,165.86
	Gary R. Wicker	1,515,919,139.19	29,537,387.96
	Donald H. Wilson	1,501,758,651.59	43,697,875.56

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2019

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	246	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	246	None

Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	President of Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director of THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member Lawrence Livermore National Laboratory	246	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director of Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			(2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).		Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008-2011).

Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms).	246	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018) of United Educators Insurance Company; Independent Director of the First American

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

29

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (2006-2009); and Trustee, Chicago City Day School (1994-2005).

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	246	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

30

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	246	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director of Beacon Power Services, Corp. (2019-Present).

Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and CCO, FrontPoint Partners, LLC (alternative investments) (2005-2006); held the following positions at Credit Suisse (investment banking), Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley, Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).	246	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Advisory Council Member of Morgan Stanley Children’s Hospital (2012-Present); formerly, Trustee, certain funds in the Oppenheimer

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

31

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director, (2007-2010) and Investment Committee Chair (2008-2010) Morgan Stanley Foundation.

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer of RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	246	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

32

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	246	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

33

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	246	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

34

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Assistant Treasurer, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

35

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Manager, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC (2013-2019); Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

36

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

37

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 11, 2019, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 73 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF

Invesco California AMT-Free Municipal Bond ETF

Invesco CEF Income Composite ETF

Invesco China Technology ETF

Invesco DWA Developed Markets Momentum ETF

Invesco DWA Emerging Markets Momentum ETF

Invesco DWA SmallCap Momentum ETF

Invesco DWA Tactical Multi-Asset Income ETF

Invesco DWA Tactical Sector Rotation ETF

Invesco Emerging Markets Sovereign Debt ETF

Invesco FTSE International Low Beta Equal Weight ETF

Invesco FTSE RAFI Developed Markets ex-U.S. ETF

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

Invesco FTSE RAFI Emerging Markets ETF

Invesco Fundamental High Yield® Corporate Bond ETF

Invesco Fundamental Investment Grade Corporate Bond ETF

Invesco Global Clean Energy ETF

Invesco Global Short Term High Yield Bond ETF

Invesco Global Water ETF

Invesco International BuyBack AchieversTM ETF

Invesco International Corporate Bond ETF

Invesco KBW Bank ETF

Invesco KBW High Dividend Yield Financial ETF

Invesco KBW Premium Yield Equity REIT ETF

Invesco KBW Property & Casualty Insurance ETF

Invesco KBW Regional Banking ETF

Invesco LadderRite 0-5 Year Corporate Bond ETF

Invesco MSCI Emerging Markets Equal Country Weight ETF

Invesco National AMT-Free Municipal Bond ETF

Invesco New York AMT-Free Municipal Bond ETF

Invesco Preferred ETF

Invesco PureBetaSM 0-5 Yr US TIPS ETF

Invesco PureBetaSM FTSE Developed ex-North America ETF

Invesco PureBetaSM FTSE Emerging Markets ETF

Invesco PureBetaSM MSCI USA ETF

Invesco PureBetaSM MSCI USA Small Cap ETF

Invesco PureBetaSM US Aggregate Bond ETF

Invesco Russell 1000 Enhanced Equal Weight ETF

Invesco Russell 1000 Equal Weight ETF

Invesco Russell 1000 Low Beta Equal Weight ETF

Invesco S&P 500 Enhanced Value ETF

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF

Invesco S&P 500® High Beta ETF

Invesco S&P 500® High Dividend Low Volatility ETF

Invesco S&P 500® Low Volatility ETF

Invesco S&P 500 Minimum Variance ETF

Invesco S&P 500 Momentum ETF

Invesco S&P Emerging Markets Low Volatility ETF

Invesco S&P Emerging Markets Momentum ETF

Invesco S&P High Income Infrastructure ETF

Invesco S&P International Developed High Dividend Low Volatility ETF

Invesco S&P International Developed Low Volatility ETF

Invesco S&P International Developed Momentum ETF

Invesco S&P International Developed Quality ETF

Invesco S&P MidCap Low Volatility ETF

Invesco S&P SmallCap Consumer Discretionary ETF

Invesco S&P SmallCap Consumer Staples ETF

Invesco S&P SmallCap Energy ETF

Invesco S&P SmallCap Financials ETF

Invesco S&P SmallCap Health Care ETF

Invesco S&P SmallCap High Dividend Low Volatility ETF

Invesco S&P SmallCap Industrials ETF

Invesco S&P SmallCap Information Technology ETF

Invesco S&P SmallCap Low Volatility ETF

Invesco S&P SmallCap Materials ETF

Invesco S&P SmallCap Quality ETF

Invesco S&P SmallCap Utilities & Communication Services ETF

Invesco Senior Loan ETF

Invesco Shipping ETF

Invesco Taxable Municipal Bond ETF

Invesco Treasury Collateral ETF

Invesco Variable Rate Preferred ETF

Invesco VRDO Tax-Free Weekly ETF

Also at the April 11, 2019 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset

38

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of each Fund and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2018, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that such Funds’ performance prior to the closing of the Transaction on April 6, 2018 is that of their predecessor Guggenheim ETFs. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year, five-year and since-inception periods for Invesco Global Short Term High Yield Bond ETF and the one-year, ten-year and since-inception periods for Invesco VRDO Tax-Free Weekly ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco Global Short Term High Yield Bond ETF’s and Invesco VRDO Tax-Free Weekly ETF’s level of correlation to its underlying index, as well as the Adviser’s expectations for each Fund’s correlation going forward. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function. Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with its line of credit), litigation expenses and other extraordinary expenses (including Acquired Fund Fees and Expenses, if any).

0.04%:	Invesco PureBetaTM MSCI USA ETF

0.05%:	Invesco PureBetaTM US Aggregate Bond ETF

0.06%:	Invesco PureBetaTM MSCI USA Small Cap ETF

0.07%:	Invesco PureBetaTM 0-5 Yr US TIPS ETF, Invesco PureBetaTM FTSE Developed ex-North America ETF

39

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

0.08%:	Invesco Treasury Collateral ETF

0.10%:	Invesco S&P 500 Minimum Variance ETF (the Trustees noted that, prior to April 20, 2018, Invesco S&P 500 Minimum Variance ETF’s unitary advisory fee was 0.13%)

0.13%:	Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Momentum ETF

0.14%:	Invesco PureBetaTM FTSE Emerging Markets ETF

0.15%:	Invesco DWA Tactical Sector Rotation ETF

0.20%:	Invesco Russell 1000 Equal Weight ETF

0.22%:	Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco LadderRite 0-5 Year Corporate Bond ETF

0.25%:	Invesco 1-30 Laddered Treasury ETF, Invesco DWA Tactical Multi-Asset Income ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco VRDO Tax-Free Weekly ETF

0.28%:	Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Taxable Municipal Bond ETF

0.29%:	Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P SmallCap Utilities & Communication Services ETF

0.30%:	Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF

0.35%:	Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF

0.45%:	Invesco FTSE International Low Beta Equal Weight ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P High Income Infrastructure ETF

0.49%:	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF

0.50%:	Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF, Invesco Variable Rate Preferred ETF

0.55%:	Invesco International BuyBack AchieversTM ETF

0.60%:	Invesco DWA SmallCap Momentum ETF

0.65%:	Invesco Senior Loan ETF, Invesco Shipping ETF

0.70%:	Invesco China Technology ETF, Invesco MSCI Emerging Markets Equal Country Weight ETF

0.75%:	Invesco Global Clean Energy ETF, Invesco Global Water ETF

0.80%:	Invesco DWA Developed Markets Momentum ETF

0.90%:	Invesco DWA Emerging Markets Momentum ETF

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that it provides sub-advisory services to other clients.. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds.

40

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were equal to or lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median[1]	Equal to/Lower than Open-End Index Fund Median[2]	Equal to/Lower than Open-End Active Fund Median[3]
Invesco 1-30 Laddered Treasury ETF			X
Invesco California AMT-Free Municipal Bond ETF		N/A	X
Invesco CEF Income Composite ETF	X	N/A	X
Invesco China Technology ETF		N/A	X
Invesco DWA Developed Markets Momentum ETF			X
Invesco DWA Emerging Markets Momentum ETF			X
Invesco DWA SmallCap Momentum ETF		X	X
Invesco DWA Tactical Multi-Asset Income ETF	N/A	N/A	X
Invesco DWA Tactical Sector Rotation ETF	X	N/A	N/A
Invesco Emerging Markets Sovereign Debt ETF			X
Invesco FTSE International Low Beta Equal Weight ETF	X	X	X
Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	X	X	X
Invesco FTSE RAFI Emerging Markets ETF	X		X
Invesco Fundamental High Yield® Corporate Bond ETF		X	X
Invesco Fundamental Investment Grade Corporate Bond ETF			X
Invesco Global Clean Energy ETF		N/A	X
Invesco Global Short Term High Yield Bond ETF	X	X	X
Invesco Global Water ETF		N/A	X
Invesco International BuyBack AchieversTM ETF			X
Invesco International Corporate Bond ETF			X
Invesco KBW Bank ETF	X		X
Invesco KBW High Dividend Yield Financial ETF	X		X
Invesco KBW Premium Yield Equity REIT ETF	X		X
Invesco KBW Property & Casualty Insurance ETF	X		X
Invesco KBW Regional Banking ETF	X		X
Invesco LadderRite 0-5 Year Corporate Bond ETF			X
Invesco MSCI Emerging Markets Equal Country Weight ETF			X
Invesco National AMT-Free Municipal Bond ETF			X
Invesco New York AMT-Free Municipal Bond ETF		N/A	X
Invesco Preferred ETF		N/A	X
Invesco PureBetaTM 0-5 Yr US TIPS ETF	X		X
Invesco PureBetaTM FTSE Developed ex-North America ETF	X	X	X
Invesco PureBetaTM FTSE Emerging Markets ETF	X	X	X
Invesco PureBetaTM MSCI USA ETF	X	X	X
Invesco PureBetaTM MSCI USA Small Cap ETF	X	X	X
Invesco PureBetaTM US Aggregate Bond ETF	X		X

41

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

Invesco Fund	Equal to/Lower than ETF Median[1]	Equal to/Lower than Open-End Index Fund Median[2]	Equal to/Lower than Open-End Active Fund Median[3]
Invesco Russell 1000 Enhanced Equal Weight ETF			X
Invesco Russell 1000 Equal Weight ETF	X	X	X
Invesco Russell 1000 Low Beta Equal Weight ETF			X
Invesco S&P 500 Enhanced Value ETF	X	X	X
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X	X	X
Invesco S&P 500 High Beta ETF	X	X	X
Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X
Invesco S&P 500® Low Volatility ETF	X	X	X
Invesco S&P 500 Minimum Variance ETF	X	X	X
Invesco S&P 500 Momentum ETF	X	X	X
Invesco S&P Emerging Markets Low Volatility ETF	X	X	X
Invesco S&P Emerging Markets Momentum ETF	X	X	X
Invesco S&P High Income Infrastructure ETF	X	N/A	X
Invesco S&P International Developed High Dividend Low Volatility ETF	X	X	X
Invesco S&P International Developed Low Volatility ETF	X		X
Invesco S&P International Developed Momentum ETF	X		X
Invesco S&P International Developed Quality ETF	X		X
Invesco S&P MidCap Low Volatility ETF			X
Invesco S&P SmallCap Consumer Discretionary ETF	X		X
Invesco S&P SmallCap Consumer Staples ETF	X		X
Invesco S&P SmallCap Energy ETF	X		X
Invesco S&P SmallCap Financials ETF	X		X
Invesco S&P SmallCap Health Care ETF	X		X
Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X
Invesco S&P SmallCap Industrials ETF	X		X
Invesco S&P SmallCap Information Technology ETF	X	X	X
Invesco S&P SmallCap Low Volatility ETF	X	X	X
Invesco S&P SmallCap Materials ETF	X		X
Invesco S&P SmallCap Quality ETF	X		X
Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X
Invesco Senior Loan ETF		X	X
Invesco Shipping ETF			X
Invesco Taxable Municipal Bond ETF		N/A	X
Invesco Treasury Collateral ETF	X		X
Invesco Variable Rate Preferred ETF		X	X
Invesco VRDO Tax-Free Weekly ETF		N/A	X

[1]	The information provided by the Adviser indicated that certain Funds did not have any comparable ETF peers. Those Funds have been designated in this column with an “N/A” for not available.

[2]

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

[3]

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end active fund peers. Those Funds have been designated in this column with an “N/A” for not available.

42

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco International Corporate Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Senior Loan ETF, Invesco Taxable Municipal Bond ETF and Invesco VRDO Tax-Free Weekly ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

The Trustees considered that the Adviser had agreed to waive a portion of its unitary advisory fee, at least until February 28, 2021, for Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF. The Trustees further considered that the Adviser had agreed to waive a portion of its unitary advisory fee, until April 6, 2020, to the extent necessary to prevent Invesco MSCI Emerging Markets Equal Country Weight ETF’s operating expenses (including acquired fund fees and expenses, but excluding interest expenses, brokerage commissions and other trading expenses, taxes and litigation expenses, and extraordinary expenses) from exceeding the unitary advisory fee.

The Trustees determined that each Fund’s unitary advisory fee was reasonable, noting the nature of the indexes, the distinguishing factors of the Funds and the administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund’s operating expenses was attributable to a license fee payable out of the unitary advisory fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 11, 2019. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided under the Sub-Advisory Agreement. The Board also considered the benefits described by the Adviser in having multiple affiliated Sub-Advisers. The Board reviewed the qualifications and background of each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

43

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rate under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc. and Invesco Advisers, Inc. and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rate for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF was reasonable in relation to the asset size of the Funds, and concluded that the flat sub-advisory fee was reasonable and appropriate.

The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that Invesco Advisers, Inc. noted that it receives management fees from money market funds into which the Funds’ excess cash may be invested. The Trustees noted that the Adviser waives its fees on assets invested under such arrangement in amounts equal to fees received by Invesco Advisers, Inc. on the Funds’ assets invested in the money market funds.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

44

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Fund with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of the Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-BKLN-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2019

DWAS	Invesco DWA SmallCap Momentum ETF

DWIN	Invesco DWA Tactical Multi-Asset Income ETF

DWTR	Invesco DWA Tactical Sector Rotation ETF

PSCD	Invesco S&P SmallCap Consumer Discretionary ETF

PSCC	Invesco S&P SmallCap Consumer Staples ETF

PSCE	Invesco S&P SmallCap Energy ETF

PSCF	Invesco S&P SmallCap Financials ETF

PSCH	Invesco S&P SmallCap Health Care ETF

PSCI	Invesco S&P SmallCap Industrials ETF

PSCT	Invesco S&P SmallCap Information Technology ETF

PSCM	Invesco S&P SmallCap Materials ETF

PSCU	Invesco S&P SmallCap Utilities & Communication Services ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

The fiscal year proved to be an increasingly volatile time for US equities. After a relatively quiet summer, market volatility noticeably rose in October 2018, as US equity markets suffered a sharp sell-off through calendar year-end 2018, amid ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut, with oil prices plummeting from near $75 per barrel in early October 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to defensive areas of the markets, such as health care, utilities and US Treasuries.

Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates two times during the fiscal year: in September and December 20182. In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

Following a sharp selloff during the fourth quarter of 2018, equity markets rebounded in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data was mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains during the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold-off in May, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy. During the July meeting, the Fed lowered rates by 25 basis points. This was the first time the Fed lowered rates in more than a decade.2

Market volatility increased in August, as the US Treasury yield curve inverted several times, causing jitters for investors who were concerned that a US recession would be imminent. As a result, much of August saw a “risk off” sentiment, with investors crowding into “safe haven” asset classes, such as US Treasuries and gold. However, a more dovish tone from the Fed provided some support to risk assets. With rising volatility in the markets, the S&P 500 Index posted a modest positive return for the fiscal year.

[1]	Source: Bloomberg
[2]	Source: US Federal Reserve

3

DWAS	Management’s Discussion of Fund Performance
Invesco DWA SmallCap Momentum ETF (DWAS)

As an index fund, the Invesco DWA SmallCap Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® SmallCap Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of small-capitalization companies that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates (“Dorsey Wright” or the “Index Provider”) selects securities for inclusion in the Index pursuant to a proprietary selection methodology, which is designed to identify securities that demonstrate powerful relative strength characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider selects securities for inclusion in the Index from an eligible universe of the smallest 2,000 constituents by market capitalization that trade on a U.S. exchange and that are included within the NASDAQ US Benchmark Index. The Index Provider assigns a relative strength score to each eligible security and selects approximately 200 securities with the greatest scores for inclusion in the Index. Component security weights are based on relative scores, with securities with higher scores receiving larger weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned (10.14)%. On a net asset value (“NAV”) basis, the Fund returned (10.13)%. During the same time period, the Index returned (9.62)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 2000® Index (the “Benchmark Index”) returned (12.89)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the financials sector during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the technology sector and being underweight in the energy sector.

For the fiscal year ended August 31, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the real estate and utilities sectors, respectively. The health care, consumer discretionary and industrials sectors detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Mirati Therapeutics, Inc., a health care company (portfolio average weight of 1.35%), and Arrowhead Pharmaceuticals, Inc., a health care company (portfolio average weight of 1.43%). Positions that detracted most significantly from the Fund’s return included Viking Therapeutics, Inc., a health care company (no longer held at fiscal year-end), and Inogen, Inc., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Health Care	26.09
Information Technology	24.29
Industrials	14.52
Consumer Discretionary	10.43
Financials	10.41
Consumer Staples	3.87
Real Estate	3.36
Sector Types Each Less Than 3%	6.95
Money Market Funds Plus Other Assets Less Liabilities	0.08

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Arrowhead Pharmaceuticals, Inc.	1.84
Paysign, Inc.	1.77
Five9, Inc.	1.65
CryoPort, Inc.	1.61
Casella Waste Systems, Inc., Class A	1.40
Axsome Therapeutics, Inc.	1.37
eHealth, Inc.	1.27
Alteryx, Inc., Class A	1.26
Mirati Therapeutics, Inc.	1.22
Enphase Energy, Inc.	1.13
Total	14.52

*	Excluding money market fund holdings.

4

Invesco DWA SmallCap Momentum ETF (DWAS) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Dorsey Wright® SmallCap Technical Leaders Index	(9.62)%	13.01%	44.31%	7.62%	44.37%	12.21%	127.02%
Russell 2000® Index	(12.89)	7.89	25.57	6.41	36.40	10.65	105.52
Fund
NAV Return	(10.13)	12.37	41.91	7.02	40.36	11.56	117.78
Market Price Return	(10.14)	12.39	41.97	7.03	40.46	11.54	117.57

Fund Inception: July 19, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.60% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

5

DWIN	Management’s Discussion of Fund Performance
Invesco DWA Tactical Multi-Asset Income ETF (DWIN)

As an index fund, the Invesco DWA Tactical Multi-Asset Income ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Multi-Asset Income Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index. The Fund is a “fund of funds,” meaning that it invests substantially all of its assets in the shares of other exchange-traded funds (“ETFs”) eligible for inclusion in the Index, rather than in securities of individual companies. The Index is composed exclusively of other ETFs (the “Underlying ETFs”) and, under normal circumstances, most of the Underlying ETFs will be ETFs advised by the Fund’s adviser or its affiliates (the “Invesco ETFs”). The Fund and the Invesco ETFs are part of the same group of investment companies.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) compiles, maintains and calculates the Index, which, at any given time, is composed of one to five Underlying ETFs selected from a universe of income-producing ETFs (the “Eligible ETFs”), each of which generally is designed to seek to provide high levels of current income. This universe, which the Index Provider may change from time to time, consists mostly of Invesco ETFs that employ income-oriented strategies. The Eligible ETFs invest their assets in different segments of the securities markets, such as: U.S. Treasuries, domestic and international bonds, dividend paying equities, preferred stock, real estate investment trusts (“REITs”) and master-limited partnerships (“MLPs”). The various Eligible ETFs may hold fixed income securities of any duration, maturity or quality, and certain Eligible ETFs may invest primarily in high-yield (or “junk”) bonds. The Fund generally invests in each Underlying ETF in proportion to its weighting in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 7.29%. On a net asset value (“NAV”) basis, the Fund returned 7.17%. During the same time period, the Index returned 7.05%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period which were offset by the revenue generated from the securities lending program in which the Fund participates.

During this same time period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 10.17% and the S&P 500® Index returned 2.92% (each a “Benchmark Index” and together, the “Benchmark Indices”). The Benchmark Indices are unmanaged indices weighted by market capitalization and based on the average performance of approximately 9,980 securities and 500 securities, respectively. The Benchmark Indices were selected for their recognition in the marketplace and their performance comparisons are useful measures for investors as broad representations of the overall U.S. fixed income and equity markets, respectively.

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund was most overweight in preferred securities, sovereign debt, and U.S. taxable municipal debt and most underweight in U.S. Treasuries during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to this Benchmark Index during the period can be attributed to the Fund’s thematic objective and weighting methodology across the Underlying ETFs.

Relative to the S&P 500® Index, the Fund was most overweight in the REIT sector and most underweight in the information technology and financials sectors during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to this Benchmark Index during the period can be attributed to the Fund being overweight in the REIT sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included the Invesco Taxable Municipal Bond ETF, an Invesco ETF holding positions in municipal bonds (portfolio average weight of 20.33%), the Invesco Emerging Markets Sovereign Debt ETF, an Invesco ETF holding positions in foreign emerging market government debt securities (portfolio average weight of 19.68%) and the Invesco Preferred ETF, an Invesco ETF holding positions in fixed rate U.S. dollar denominated preferred securities (portfolio average weight of 20.77%), respectively. The position that detracted most significantly from the Fund’s return was the Invesco KBW Premium Yield Equity REIT ETF, an Invesco ETF holding positions in small- and mid-cap equity REITs (no longer held at fiscal year-end).

Risk Allocation Breakdown* (% of the Fund’s Net Assets) as of August 31, 2019
Domestic Fixed Income	40.35
International Bond	39.75
Preferreds	19.95
Money Market Funds Plus Other Assets Less Liabilities	(0.05)

*	Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Invesco Taxable Municipal Bond ETF	21.25
Invesco Emerging Markets Sovereign Debt ETF	20.61
Invesco Preferred ETF	19.95
Invesco Global Short Term High Yield Bond ETF	19.14
Invesco Senior Loan ETF	19.10
Total	100.05

*	Excluding money market fund holdings.

6

Invesco DWA Tactical Multi-Asset Income ETF (DWIN) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Dorsey Wright® Multi-Asset Income Index	7.05%	2.42%	7.44%	6.16%	23.06%
Bloomberg Barclays U.S. Aggregate Bond Index	10.17	3.09	9.55	3.84	13.98
S&P 500® Index	2.92	12.70	43.15	14.04	57.80
Fund
NAV Return	7.17	2.32	7.11	5.99	22.39
Market Price Return	7.29	2.29	7.04	6.01	22.47

Fund Inception: March 10, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.61% includes the unitary management fee of 0.25% and acquired fund fees and expenses of 0.36%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund

Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indices performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indices returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Indices are based on the inception date of the Fund.

7

DWTR	Management’s Discussion of Fund Performance
Invesco DWA Tactical Sector Rotation ETF (DWTR)

As an index fund, the Invesco DWA Tactical Sector Rotation ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Sector 4 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index. The Fund is a “fund of funds,” meaning that it invests its assets in the shares of other exchange-traded funds (“ETFs”) eligible for inclusion in the Index, rather than in securities of individual companies. The Fund also may invest in 1 to 6-month U.S. Treasury Bills included in the Index. The underlying funds included in the Index are ETFs advised by the Fund’s adviser or its affiliates (the “Invesco ETFs”). The Fund and the Invesco ETFs are part of the same group of investment companies.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) compiles, maintains and calculates the Index which, at any given time, is composed of up to four Invesco ETFs from an eligible universe of nine Invesco ETFs, each of which is designed to seek to track separate sector-specific underlying indexes. Each Invesco ETF’s underlying index also is compiled and maintained by the Index Provider. The Index seeks to gain exposure to the sectors of the U.S. equity markets that display the strongest relative strength, as evaluated on a monthly basis. “Relative Strength” is the measurement of a security’s performance in a given universe as compared to the performance of all other securities in that universe. Therefore, at any given time, the components of the Index are those Invesco ETFs that the Index Provider believes offer the greatest potential to outperform each of the other eligible Invesco ETFs. The Fund generally invests in each constituent Invesco ETF comprising the Index in proportion to its weighting in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 1.94%. On a net asset value (“NAV”) basis, the Fund returned 2.19%. During the same time period, the Index returned 2.39%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the Russell 3000® Index (the “Benchmark Index”) returned 1.31%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,990 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index primarily due to the Fund’s thematic objective and weighting methodology across the underlying Invesco ETFs.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the financials sector during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight in as well as stock selection in the information technology sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included the Invesco DWA Technology Momentum ETF, an Invesco ETF holding positions in common stock of information technology sector companies (portfolio average weight of 29.22%), the Invesco DWA Utilities Momentum ETF, an Invesco ETF holding positions in common stock of utilities sector companies (portfolio average weight of 10.71%), and Invesco DWA Financial Momentum ETF, an Invesco ETF holding positions in common stock of financials sector companies (portfolio average weight of 4.72%), respectively. The position that detracted most significantly from the Fund’s return was the Invesco DWA Consumer Cyclicals Momentum ETF, an Invesco ETF holding positions in common stock of consumer cyclicals sector companies (no longer held at fiscal year-end).

Sector Breakdown* (% of the Fund’s Net Assets) as of August 31, 2019
Utilities	25.44
Financials	25.04
Industrials	24.78
Information Technology	24.66
Money Market Funds Plus Other Assets Less Liabilities	0.08

*	Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Invesco DWA Utilities Momentum ETF	25.44
Invesco DWA Financial Momentum ETF	25.04
Invesco DWA Industrials Momentum ETF	24.78
Invesco DWA Technology Momentum ETF	24.66
Total	99.92

*	Excluding money market fund holdings.

8

Invesco DWA Tactical Sector Rotation ETF (DWTR) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Dorsey Wright® Sector 4 Index	2.39%	10.09%	33.41%	7.47%	32.37%
Russell 3000® Index	1.31	12.24	41.39	11.81	54.43
Fund
NAV Return	2.19	9.92	32.80	7.30	31.56
Market Price Return	1.94	9.86	32.60	7.26	31.36

Fund Inception: October 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% includes the unitary management fee of 0.15% and acquired fund fees and expenses of 0.60%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund

Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

9

PSCD	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)

As an index fund, the Invesco S&P SmallCap Consumer Discretionary ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Consumer Discretionary Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of small-capitalization U.S. consumer discretionary companies that comprise the Index. These companies are principally engaged in the business of providing consumer goods and services that are cyclical in nature, including, but not limited to, household durables, leisure products and services, apparel and luxury goods, computers and electronics, automobiles and auto components, hotel and restaurant services and television and other entertainment goods and services.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned (18.58)%. On a net asset value (“NAV”) basis, the Fund returned (18.57)%. During the same time period, the Index returned (18.40)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned (15.06)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall

U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the auto parts & equipment industry and most underweight in the regional banks industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation in the apparel retail industry.

For the fiscal year ended August 31, 2019, the homebuilding industry contributed most significantly to the Fund’s return, followed by the automotive retail and hotels, resorts & cruise lines industries, respectively. The apparel retail industry detracted most significantly from the Fund’s return, followed by auto part &

equipment and internet & direct marketing retail industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Shake Shack, Inc., Class A, a hotels, restaurants & leisure company (portfolio average weight of 1.49%), and TopBuild Corp., a household durables company (portfolio average weight of 2.21%). Positions that detracted most significantly from the Fund’s return included Stamps.com, Inc., an internet & direct marketing retail company (portfolio average weight of 1.76%), and Cooper-Standard Holdings, Inc., an auto components company (portfolio average weight of 1.02%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Specialty Retail	26.93
Household Durables	18.72
Hotels, Restaurants & Leisure	13.28
Auto Components	12.87
Textiles, Apparel & Luxury Goods	11.65
Diversified Consumer Services	6.15
Internet & Direct Marketing Retail	4.04
Industry Types Each Less Than 3%	6.33
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Strategic Education, Inc.	3.79
TopBuild Corp.	3.25
Wingstop, Inc.	3.00
Lithia Motors, Inc., Class A	2.98
Fox Factory Holding Corp.	2.80
Steven Madden Ltd.	2.64
Shake Shack, Inc., Class A	2.64
Monro, Inc.	2.63
Meritage Homes Corp.	2.39
RH	2.36
Total	28.48

*	Excluding money market fund holdings.

10

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Consumer Discretionary Index	(18.40)%	6.65%	21.30%	5.53%	30.89%	10.03%	145.48%
S&P SmallCap 600® Index	(15.06)	8.37	27.27	7.97	46.74	11.57	179.78
Fund
NAV Return	(18.57)	6.49	20.76	5.35	29.79	9.79	140.46
Market Price Return	(18.58)	6.50	20.79	5.36	29.85	9.79	140.62

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

11

PSCC	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Consumer Staples ETF (PSCC)

As an index fund, the Invesco S&P SmallCap Consumer Staples ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Consumer Staples Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of small-capitalization U.S. consumer staples companies that comprise the Index. These companies are principally engaged in the business of providing consumer goods and services that have non-cyclical characteristics, including tobacco, food and beverage, and non-discretionary retail.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned (14.71)%. On a net asset value (“NAV”) basis, the Fund returned (14.54)%. During the same time period, the Index returned (14.32)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned (15.06)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall

U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the packaged foods & meats industry and most underweight in the regional banks industry during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation in the soft drinks industry.

For the fiscal year ended August 31, 2019, the soft drinks industry contributed most significantly to the Fund’s return. The food distributors industry detracted most significantly from the Fund’s return, followed by packaged foods & meats and personal products industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Avon Products, Inc., a personal products company (portfolio average weight of 5.32%), and Coca-Cola Consolidated Inc., a beverages company (portfolio average weight of 4.77%). Positions that detracted most significantly from the Fund’s return included Medifast, Inc., a personal products company (portfolio average weight of 6.05%), and United Natural Foods, Inc., a food & staples retailing company (portfolio average weight of 2.62%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Food Products	36.98
Personal Products	19.31
Household Products	12.63
Food & Staples Retailing	11.50
Beverages	9.90
Tobacco	9.69
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Darling Ingredients, Inc.	10.79
J & J Snack Foods Corp.	10.24
WD-40 Co.	8.86
Avon Products, Inc.	6.79
Vector Group Ltd.	6.32
USANA Health Sciences, Inc.	4.51
Chefs’ Warehouse, Inc. (The)	4.43
Coca-Cola Consolidated, Inc.	4.36
Medifast, Inc.	4.19
John B. Sanfilippo & Son, Inc.	4.06
Total	64.55

*	Excluding money market fund holdings.

12

Invesco S&P SmallCap Consumer Staples ETF (PSCC) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Consumer Staples Index	(14.32)%	4.04%	12.61%	8.99%	53.77%	13.22%	221.23%
S&P SmallCap 600® Index	(15.06)	8.37	27.27	7.97	46.74	11.57	179.78
Fund
NAV Return	(14.54)	3.83	11.95	8.66	51.50	12.95	213.96
Market Price Return	(14.71)	3.70	11.51	8.60	51.07	12.91	212.99

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

13

PSCE	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Energy ETF (PSCE)

As an index fund, the Invesco S&P SmallCap Energy ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of small-capitalization U.S. energy companies that comprise the Index. These companies are principally engaged in the business of producing, distributing or servicing energy related products, including oil and gas exploration and production, refining, oil services and pipelines.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned (57.20)%. On a net asset value (“NAV”) basis, the Fund returned (57.29)%. During the same time period, the Index returned (57.14)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned (15.06)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall

U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the energy equipment & services industry and most underweight in the banks industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s single sector allocation.

For the fiscal year ended August 31, 2019, the oil, gas & consumable fuels industry detracted most significantly from the Fund’s return, followed by the energy equipment & services industry. There were no contributing industries.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Dril-Quip, Inc., an energy equipment & services company (portfolio average weight of 3.33%), and Par Pacific Holdings, Inc., an oil, gas & consumable fuels company (portfolio average weight of 1.92%). Positions that detracted most significantly from the Fund’s return included Whiting Petroleum Corp., an oil, gas & consumable fuels company (portfolio average weight of 2.84%), and Denbury Resources, Inc., an oil, gas & consumable fuels company (portfolio average weight of 2.84%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Energy Equipment & Services	54.89
Oil, Gas & Consumable Fuels	45.12
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
PDC Energy, Inc.	8.83
Dril-Quip, Inc.	7.35
Archrock, Inc.	5.49
SRC Energy, Inc.	5.41
Helix Energy Solutions Group, Inc.	4.48
SM Energy Co.	4.33
Oil States International, Inc.	3.69
SEACOR Holdings, Inc.	3.63
ProPetro Holding Corp.	3.50
US Silica Holdings, Inc.	3.31
Total	50.02

*	Excluding money market fund holdings.

14

Invesco S&P SmallCap Energy ETF (PSCE) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Energy Index	(57.14)%	(25.52)%	(58.68)%	(32.13)%	(85.60)%	(12.36)%	(71.05)%
S&P SmallCap 600® Index	(15.06)	8.37	27.27	7.97	46.74	11.57	179.78
Fund
NAV Return	(57.29)	(25.73)	(59.04)	(32.29)	(85.77)	(12.60)	(71.80)
Market Price Return	(57.20)	(25.71)	(59.00)	(32.27)	(85.75)	(12.58)	(71.72)

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

15

PSCF	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Financials ETF (PSCF)

As an index fund, the Invesco S&P SmallCap Financials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Financials & Real Estate Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities, which may include real estate investment trusts (“REITs”), of small-capitalization U.S. financial service companies that comprise the Index. These companies are principally engaged in the business of providing financial services and products, including banking, investment services, insurance and real estate finance services.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned (8.27)%. On a net asset value (“NAV”) basis, the Fund returned (8.05)%. During the same time period, the Index returned (7.83)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned (15.06)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall

U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks industry and most underweight in the industrial machinery industry during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the underweight allocation to the oil & gas exploration & production industry.

For the fiscal year ended August 31, 2019, the diversified REITs industry contributed most significantly to the Fund’s return, followed by the healthcare REITs and insurance brokers industries, respectively. The regional banks industry detracted most significantly from the Fund’s return, followed by hotel & resort REITs and asset management & custody banks industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included eHealth, Inc.,

an insurance company (portfolio average weight of 0.57%), and Selective Insurance Group, Inc., an insurance company (portfolio average weight of 2.16%). Positions that detracted most significantly from the Fund’s return included American Equity Investment Life Holding Co., an insurance company (portfolio average weight of 1.46%), and Office Properties Income Trust, an equity REITs company (portfolio average weight of 0.67%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Banks	34.56
Equity REITs	27.22
Insurance	14.58
Thrifts & Mortgage Finance	7.47
Mortgage REITs	6.77
Consumer Finance	4.94
Capital Markets	3.32
Real Estate Management & Development	1.00
Money Market Funds Plus Other Assets Less Liabilities	0.14

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Selective Insurance Group, Inc.	2.64
FirstCash, Inc.	2.38
RLI Corp.	2.01
Glacier Bancorp, Inc.	1.91
Community Bank System, Inc.	1.76
Agree Realty Corp.	1.75
Apollo Commercial Real Estate Finance, Inc.	1.43
Columbia Banking System, Inc.	1.42
Old National Bancorp	1.41
Independent Bank Corp.	1.30
Total	18.01

*	Excluding money market fund holdings.

16

Invesco S&P SmallCap Financials ETF (PSCF) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Financials & Real Estate Index	(7.83)%	8.35%	27.21%	9.42%	56.88%	11.00%	166.58%
S&P SmallCap 600® Index	(15.06)	8.37	27.27	7.97	46.74	11.57	179.78
Fund
NAV Return	(8.05)	8.09	26.30	9.15	54.94	10.69	159.80
Market Price Return	(8.27)	8.03	26.08	9.12	54.75	10.67	159.28

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

17

PSCH	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Health Care ETF (PSCH)

As an index fund, the Invesco S&P SmallCap Health Care ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Health Care Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of small-capitalization U.S. health care companies that comprise the Index. These companies are principally engaged in the business of providing health care-related products, facilities and services including biotechnology, pharmaceuticals, medical technology and supplies.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned (20.82)%. On a net asset value (“NAV”) basis, the Fund returned (20.66)%. During the same time period, the Index returned (20.43)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned (15.06)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall

U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the biotechnology industry and most underweight in the regional banks industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation in the biotechnology industry.

For the fiscal year ended August 31, 2019, the life science tools & services industry contributed most significantly to the Fund’s return. The biotechnology industry detracted most significantly from the Fund’s return, followed by pharmaceuticals and healthcare supplies industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Repligen Corp., a biotechnology company (portfolio average weight of 3.08%), and Arrowhead Pharmaceuticals, Inc., a biotechnology company (portfolio average weight of 0.84%). Positions that detracted most significantly from the Fund’s return included Endo International PLC, a pharmaceuticals company (portfolio average weight of 2.09%), and Ligand Pharmaceuticals Inc., a biotechnology company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Biotechnology	28.36
Health Care Equipment & Supplies	24.65
Health Care Providers & Services	21.67
Health Care Technology	9.75
Life Sciences Tools & Services	8.39
Pharmaceuticals	7.22
Money Market Funds Plus Other Assets Less Liabilities	(0.04)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Repligen Corp.	4.62
Neogen Corp.	4.09
LHC Group, Inc.	3.86
Arrowhead Pharmaceuticals, Inc.	3.60
HMS Holdings Corp.	3.54
Omnicell, Inc.	3.29
Medicines Co. (The)	3.26
AMN Healthcare Services, Inc.	3.03
CONMED Corp.	2.91
NeoGenomics, Inc.	2.85
Total	35.05

*	Excluding money market fund holdings.

18

Invesco S&P SmallCap Health Care ETF (PSCH) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Health Care Index	(20.43)%	16.35%	57.52%	16.00%	109.99%	18.43%	390.04%
S&P SmallCap 600® Index	(15.06)	8.37	27.27	7.97	46.74	11.57	179.78
Fund
NAV Return	(20.66)	16.09	56.45	15.68	107.17	18.10	377.62
Market Price Return	(20.82)	16.09	56.45	15.67	107.09	18.11	377.84

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

19

PSCI	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Industrials ETF (PSCI)

As an index fund, the Invesco S&P SmallCap Industrials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Industrials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of small-capitalization U.S. industrial companies that comprise the Index. These companies are principally engaged in the business of providing industrial products and services including engineering, heavy machinery, construction, electrical equipment, aerospace and defense, and general manufacturing.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned (14.14)%. On a net asset value (“NAV”) basis, the Fund returned (14.16)%. During the same time period, the Index returned (13.88)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned (15.06)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall

U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the machinery industry and most underweight in the banks industry during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s single sector allocation.

For the fiscal year ended August 31, 2019, the aerospace & defense industry contributed most significantly to the Fund’s return. The machinery industry detracted most significantly from the Fund’s return, followed by the building products and commercial services & supplies industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Mercury Systems, Inc., an aerospace & defense company (portfolio average weight of 2.23%), and Aerojet Rocketdyne Holdings, Inc., an aerospace & defense company (portfolio average weight of 1.95%). Positions that detracted most significantly from the

Fund’s return included Proto Labs, Inc., a machinery company (portfolio average weight of 2.20%), and Hillenbrand, Inc., a machinery company (portfolio average weight of 1.84%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Machinery	30.10
Aerospace & Defense	13.56
Commercial Services & Supplies	11.45
Professional Services	10.84
Building Products	10.62
Airlines	4.62
Trading Companies & Distributors	4.16
Road & Rail	3.64
Air Freight & Logistics	3.47
Construction & Engineering	3.17
Industry Types Each Less Than 3%	4.34
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Mercury Systems, Inc.	3.68
FTI Consulting, Inc.	3.19
Aerojet Rocketdyne Holdings, Inc.	2.94
Exponent, Inc.	2.86
John Bean Technologies Corp.	2.52
UniFirst Corp.	2.34
SkyWest, Inc.	2.28
Moog, Inc., Class A	2.05
Simpson Manufacturing Co., Inc.	2.01
Proto Labs, Inc.	1.98
Total	25.85

*	Excluding money market fund holdings.

20

Invesco S&P SmallCap Industrials ETF (PSCI) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Industrials Index	(13.88)%	9.97%	32.98%	8.94%	53.44%	11.67%	182.08%
S&P SmallCap 600® Index	(15.06)	8.37	27.27	7.97	46.74	11.57	179.78
Fund
NAV Return	(14.16)	9.71	32.04	8.66	51.50	11.35	174.68
Market Price Return	(14.14)	9.71	32.04	8.69	51.66	11.36	174.96

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

21

PSCT	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Information Technology ETF (PSCT)

As an index fund, the Invesco S&P SmallCap Information Technology ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Information Technology Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of small-capitalization U.S. information technology companies that comprise the Index. These companies are principally engaged in the business of providing information technology-related products and services including computer hardware and software, internet, electronics and semiconductors, and communication technologies.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned (7.08)%. On a net asset value (“NAV”) basis, the Fund returned (7.09)%. During the same time period, the Index returned (6.80)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned (15.06)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductor equipment industry and most underweight in the regional banks industry during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s single sector allocation.

For the fiscal year ended August 31, 2019, the data processing & outsourced services industry contributed most significantly to the Fund’s return, followed by the semiconductors equipment and semiconductors industries, respectively. The electronic manufacturing services industry detracted most significantly from the Fund’s return, followed by IT consulting and technology distributions industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included SolarEdge

Technologies, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 1.92%), and LivePerson, Inc., a software company (portfolio average weight of 1.42%). Positions that detracted most significantly from the Fund’s return included 3D Systems Corp., a technology hardware, storage & peripherals company (portfolio average weight of 1.21%), and Bottomline Technologies, Inc., a software company (portfolio average weight of 1.72%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Electronic Equipment, Instruments & Components	28.93
Semiconductors & Semiconductor Equipment	26.55
Software	17.71
IT Services	14.12
Communications Equipment	9.74
Technology Hardware, Storage & Peripherals	2.94
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
SolarEdge Technologies, Inc.	3.46
Cabot Microelectronics Corp.	3.42
Viavi Solutions, Inc.	3.00
Qualys, Inc.	2.53
Finisar Corp.	2.52
Power Integrations, Inc.	2.46
Rogers Corp.	2.32
Brooks Automation, Inc.	2.27
LivePerson, Inc.	2.24
8x8, Inc.	2.21
Total	26.43

*	Excluding money market fund holdings.

22

Invesco S&P SmallCap Information Technology ETF (PSCT) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Information Technology Index	(6.80)%	11.22%	37.57%	12.66%	81.47%	14.03%	243.40%
S&P SmallCap 600® Index	(15.06)	8.37	27.27	7.97	46.74	11.57	179.78
Fund
NAV Return	(7.09)	10.96	36.63	12.38	79.22	13.71	234.57
Market Price Return	(7.08)	10.90	36.38	12.33	78.85	13.71	234.42

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

23

PSCM	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Materials ETF (PSCM)

As an index fund, the Invesco S&P SmallCap Materials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Materials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of small-capitalization U.S. basic materials companies that comprise the Index. These companies are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned (25.54)%. On a net asset value (“NAV”) basis, the Fund returned (25.50)%. During the same time period, the Index returned (25.31)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned (15.06)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the chemicals industry and most underweight in the banks industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s single sector allocation.

For the fiscal year ended August 31, 2019, the chemicals industry detracted most significantly from the Fund’s return, followed by the metals & mining and paper & forests products industries, respectively. There were no contributing industries.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Stepan Co., a chemicals company (portfolio average weight of 5.07%), and KapStone Paper and Packaging Corp., a paper & forest products company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Ferro Corp., a chemicals company (portfolio average weight of 1.87%), and Livent Corp., a chemicals company (portfolio average weight of 1.88%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Chemicals	63.56
Paper & Forest Products	16.29
Metals & Mining	15.99
Industry Types Each Less Than 3%	4.23
Money Market Funds Plus Other Assets Less Liabilities	(0.07)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Balchem Corp.	9.75
H.B. Fuller Co.	7.36
Quaker Chemical Corp.	6.96
Innospec, Inc.	6.91
Stepan Co.	6.59
Trinseo SA	4.91
Kaiser Aluminum Corp.	4.36
Boise Cascade Co.	4.19
Materion Corp.	4.10
Neenah, Inc.	3.69
Total	58.82

*	Excluding money market fund holdings.

24

Invesco S&P SmallCap Materials ETF (PSCM) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Materials Index	(25.31)%	2.54%	7.81%	(1.75)%	(8.45)%	6.28%	77.23%
S&P SmallCap 600® Index	(15.06)	8.37	27.27	7.97	46.74	11.57	179.78
Fund
NAV Return	(25.50)	2.31	7.09	(2.01)	(9.66)	5.99	72.69
Market Price Return	(25.54)	2.27	6.96	(2.02)	(9.70)	5.98	72.62

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

25

PSCU	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)

Effective at the open of markets on September 24, 2018, Invesco S&P SmallCap Utilities ETF changed its name to Invesco S&P SmallCap Utilities & Communication Services ETF (the “Fund”) and the underlying index changed its name from S&P SmallCap 600® Capped Utilities & Telecommunication Services Index to S&P SmallCap 600® Capped Utilities & Communication Services Index (the “Index”). As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index. The Fund generally will invest at least 90% of its total assets in the securities of small-capitalization U.S. utility companies and companies in the communication services sector that comprise the Index. The utilities companies are principally engaged in providing either energy, water, electric or natural gas utilities. These companies may include, but are not limited to, companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater. The communication services sector includes companies that facilitate communication or offer related content and information through various types of media and is comprised of companies from the following industries: diversified telecommunications services; wireless telecommunication services; media; entertainment; and interactive media and services.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned (2.74)%. On a net asset value (“NAV”) basis, the Fund returned (2.60)%. During the same time period, the Index returned (2.30)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, which were partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned (15.06)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the diversified telecommunication services industry and most underweight in the banks industry during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s single sector allocation.

For the fiscal year ended August 31, 2019, the water utilities industry contributed most significantly to the Fund’s return, followed by the gas utilities and electric utilities industries, respectively. The diversified telecommunication services industry detracted most significantly from the Fund’s return, followed by the interactive media & services and media industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included American States Water Co., a water utilities company (portfolio average weight of 7.51%), and California Water Service Group, a water utilities company (portfolio average weight of 6.26%). Positions that detracted most significantly from the Fund’s return included Consolidated Communications Holdings, Inc., a diversified telecommunications services company (portfolio average weight of 2.80%), and Frontier Communications Corp., a diversified telecommunication services company (portfolio average weight of 1.30%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Diversified Telecommunication Services	21.27
Media	19.76
Water Utilities	15.76
Gas Utilities	14.21
Multi-Utilities	9.96
Electric Utilities	8.75
Entertainment	4.29
Interactive Media & Services	4.17
Wireless Telecommunication Services	1.23
Money Market Funds Plus Other Assets Less Liabilities	0.6

26

Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
American States Water Co.	11.00
Avista Corp.	9.96
South Jersey Industries, Inc.	9.65
El Paso Electric Co.	8.75
Gannett Co., Inc.	5.55
California Water Service Group	4.76
Scholastic Corp.	4.74
Vonage Holdings Corp.	4.73
Iridium Communications, Inc.	4.62
Northwest Natural Holding Co.	4.55
Total	68.31

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Utilities & Communication Services Index	(2.30)%	9.36%	30.79%	11.83%	74.89%	11.92%	188.21%
S&P SmallCap 600® Index	(15.06)	8.37	27.27	7.97	46.74	11.57	179.78
Fund
NAV Return	(2.60)	9.22	30.30	11.60	73.11	11.64	181.49
Market Price Return	(2.74)	9.18	30.16	11.57	72.91	11.63	181.19

27

Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU) (continued)

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

28

Invesco DWA SmallCap Momentum ETF (DWAS)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Communication Services-2.67%
Anterix, Inc.(b)	21,338	$ 826,847
Bandwidth, Inc., Class A(b)	15,193	1,324,678
Cardlytics, Inc.(b)	41,618	1,563,588
QuinStreet, Inc.(b)	112,147	1,284,083
Sinclair Broadcast Group, Inc., Class A	18,701	833,504
Vonage Holdings Corp.(b)	92,326	1,220,550
		7,053,250
Consumer Discretionary-10.43%
1-800-Flowers.com, Inc., Class A(b)	50,807	747,879
America’s Car-Mart, Inc.(b)	11,954	1,025,414
Boot Barn Holdings, Inc.(b)	50,110	1,716,268
Boyd Gaming Corp.	35,850	861,834
Career Education Corp.(b)	90,080	1,847,541
Carvana Co.(b)(c)	14,943	1,212,774
Cavco Industries, Inc.(b)	6,128	1,124,304
Clarus Corp.	73,046	804,237
Denny’s Corp.(b)	56,225	1,326,348
Dine Brands Global, Inc.	10,387	732,803
Everi Holdings, Inc.(b)	86,450	772,863
Fox Factory Holding Corp.(b)	17,106	1,232,316
Funko, Inc., Class A(b)(c)	51,832	1,243,450
Helen of Troy Ltd.(b)	7,457	1,144,724
Johnson Outdoors, Inc., Class A	13,301	744,856
K12, Inc.(b)	33,167	873,950
KB Home	39,199	1,101,100
Lindblad Expeditions Holdings, Inc.(b)	57,036	1,064,292
SeaWorld Entertainment, Inc.(b)	34,581	1,003,195
Shake Shack, Inc., Class A(b)	14,845	1,472,030
Stoneridge, Inc.(b)	35,472	1,089,345
Strategic Education, Inc.	5,992	1,014,026
TopBuild Corp.(b)	13,041	1,207,857
Wingstop, Inc.	11,573	1,159,267
Zumiez, Inc.(b)	39,110	1,016,078
		27,538,751
Consumer Staples-3.87%
Boston Beer Co., Inc. (The), Class A(b)	2,926	1,282,817
Freshpet, Inc.(b)	46,248	2,269,852
J & J Snack Foods Corp.	6,119	1,181,334
John B. Sanfilippo & Son, Inc.	27,063	2,506,034
Medifast, Inc.	9,380	937,625
Simply Good Foods Co. (The)(b)	40,508	1,200,252
Turning Point Brands, Inc.(c)	23,643	847,601
		10,225,515
Energy-0.38%
Matrix Service Co.(b)	50,208	997,633
Financials-10.41%
Argo Group International Holdings Ltd.	13,006	854,754
Blucora, Inc.(b)	46,698	1,054,441
Cannae Holdings, Inc.(b)	33,337	927,435
eHealth, Inc.(b)	40,356	3,362,058
EZCORP, Inc., Class A(b)	109,781	863,977
Federal Agricultural Mortgage Corp., Class C	14,078	1,159,323
First BanCorp Puerto Rico	104,283	999,031
First Bancorp/Southern Pines NC	27,784	978,553
First Defiance Financial Corp.	36,844	963,471
	Shares	Value
Financials-(continued)
Goosehead Insurance, Inc., Class A	22,705	$ 1,049,879
Hamilton Lane, Inc., Class A	18,446	1,146,234
Independent Bank Corp.	138,428	2,689,656
Kinsale Capital Group, Inc.	13,637	1,339,563
Nicolet Bankshares, Inc.(b)	16,504	1,046,024
NMI Holdings, Inc., Class A(b)	46,158	1,308,118
OFG Bancorp	49,425	1,014,201
RLI Corp.	21,058	1,928,281
Victory Capital Holdings, Inc., Class A(b)	58,916	940,889
Walker & Dunlop, Inc.	19,027	1,062,848
Waterstone Financial, Inc.	98,714	1,637,665
World Acceptance Corp.(b)	8,657	1,150,515
		27,476,916
Health Care-26.09%
ACADIA Pharmaceuticals, Inc.(b)	38,876	1,075,310
Addus HomeCare Corp.(b)	14,112	1,241,574
Adverum Biotechnologies, Inc.(b)	97,182	1,003,890
AnaptysBio, Inc.(b)	16,507	671,010
Apellis Pharmaceuticals, Inc.(b)	41,585	1,210,124
ArQule, Inc.(b)	113,438	1,016,404
Arrowhead Pharmaceuticals, Inc.(b)(c)	142,133	4,856,685
Athenex, Inc.(b)(c)	55,460	816,926
Atrion Corp.	1,135	882,065
Axonics Modulation Technologies, Inc.(b)	27,272	907,339
Axsome Therapeutics, Inc.(b)(c)	142,205	3,619,117
BioLife Solutions, Inc.(b)	63,348	1,310,670
Cardiovascular Systems, Inc.(b)	26,017	1,260,003
CareDx, Inc.(b)	109,632	2,501,802
Catasys, Inc.(b)(c)	112,257	1,576,088
Coherus Biosciences, Inc.(b)	46,509	1,032,035
CorVel Corp.(b)	11,875	1,000,231
CryoPort, Inc.(b)	195,715	4,258,758
Eidos Therapeutics, Inc.(b)(c)	38,059	1,591,247
Ensign Group, Inc. (The)	18,262	911,274
Fate Therapeutics, Inc.(b)	51,099	833,936
Fluidigm Corp.(b)	80,962	451,768
Glaukos Corp.(b)	13,443	864,519
Hanger, Inc.(b)	84,953	1,603,913
Inspire Medical Systems, Inc.(b)	16,601	1,153,936
Intrexon Corp.(b)(c)	124,777	728,698
IntriCon Corp.(b)(c)	56,207	978,002
Iovance Biotherapeutics, Inc.(b)	45,014	945,744
Lantheus Holdings, Inc.(b)	35,805	779,117
LHC Group, Inc.(b)	8,889	1,053,347
Merit Medical Systems, Inc.(b)	19,397	674,628
Mirati Therapeutics, Inc.(b)	39,210	3,214,044
NanoString Technologies, Inc.(b)	49,092	1,250,864
Natera, Inc.(b)	40,574	1,336,913
NeoGenomics, Inc.(b)	44,087	1,101,293
Omnicell, Inc.(b)	12,078	867,200
Protagonist Therapeutics, Inc.(b)	86,599	1,128,385
Quanterix Corp.(b)	28,944	762,096
Quidel Corp.(b)	17,248	1,087,486
R1 RCM, Inc.(b)	204,839	2,388,423
Reata Pharmaceuticals, Inc., Class A(b)	14,881	1,147,325
Repligen Corp.(b)	12,368	1,147,874
Simulations Plus, Inc.	36,750	1,327,042

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco DWA SmallCap Momentum ETF (DWAS)—(continued)
August 31, 2019
	Shares	Value
Health Care-(continued)
STAAR Surgical Co.(b)	43,201	$ 1,300,782
Tandem Diabetes Care, Inc.(b)	14,797	1,071,747
Translate Bio, Inc.(b)(c)	81,179	737,105
Twist Bioscience Corp.(b)	33,399	969,573
uniQure N.V. (Netherlands)(b)	13,331	723,207
US Physical Therapy, Inc.	9,520	1,271,110
Veracyte, Inc.(b)	62,228	1,649,042
Voyager Therapeutics, Inc.(b)	38,887	694,911
ZIOPHARM Oncology, Inc.(b)(c)	178,274	889,587
		68,876,169
Industrials-14.52%
AAON, Inc.	23,421	1,123,505
Aerojet Rocketdyne Holdings, Inc.(b)	33,548	1,752,212
Alamo Group, Inc.	10,561	1,205,855
Albany International Corp.	12,436	1,022,488
Barrett Business Services, Inc.	11,786	1,026,914
Builders FirstSource, Inc.(b)	63,686	1,238,693
Casella Waste Systems, Inc., Class A(b)	81,393	3,703,381
CBIZ, Inc.(b)	49,006	1,094,794
Comfort Systems USA, Inc.	19,888	768,870
Ducommun, Inc.(b)	22,238	915,761
Exponent, Inc.	16,835	1,193,433
FTI Consulting, Inc.(b)	11,851	1,281,567
Gibraltar Industries, Inc.(b)	25,222	1,015,690
Great Lakes Dredge & Dock Corp.(b)	93,725	1,015,979
Harsco Corp.(b)	57,507	1,029,375
Heritage-Crystal Clean, Inc.(b)	37,976	930,412
ICF International, Inc.	13,405	1,134,867
Kratos Defense & Security Solutions, Inc.(b)	71,389	1,425,638
McGrath RentCorp	16,230	1,039,207
Mercury Systems, Inc.(b)	32,637	2,794,706
Meritor, Inc.(b)	42,105	708,206
NV5 Global, Inc.(b)	39,498	2,438,212
SiteOne Landscape Supply, Inc.(b)	14,684	1,148,289
SkyWest, Inc.	37,199	2,130,015
Sunrun, Inc.(b)	58,188	892,022
Tetra Tech, Inc.	13,355	1,083,358
TriNet Group, Inc.(b)	17,044	1,144,164
Viad Corp.	14,948	966,089
Vivint Solar, Inc.(b)(c)	135,711	1,093,831
		38,317,533
Information Technology-24.29%
8x8, Inc.(b)	40,757	990,803
Agilysys, Inc.(b)	44,711	1,218,375
Altair Engineering, Inc., Class A(b)(c)	25,043	860,477
Alteryx, Inc., Class A(b)	23,282	3,316,521
AppFolio, Inc., Class A(b)	25,395	2,508,264
Avalara, Inc.(b)	13,471	1,136,144
Avid Technology, Inc.(b)	117,170	874,088
Badger Meter, Inc.	17,120	883,050
Blackline, Inc.(b)	18,149	924,329
Brooks Automation, Inc.	27,070	902,243
Cabot Microelectronics Corp.	9,184	1,144,786
CSG Systems International, Inc.	20,491	1,104,055
Enphase Energy, Inc.(b)	100,508	2,982,072
Envestnet, Inc.(b)	14,418	824,854
Everbridge, Inc.(b)	20,003	1,724,259
ExlService Holdings, Inc.(b)	15,361	1,039,940
Five9, Inc.(b)	68,915	4,356,117
	Shares	Value
Information Technology-(continued)
Harmonic, Inc.(b)	175,012	$ 1,153,329
I3 Verticals, Inc., Class A(b)	37,241	842,391
Impinj, Inc.(b)	37,392	1,360,321
Insight Enterprises, Inc.(b)	17,385	835,523
Lattice Semiconductor Corp.(b)	68,497	1,348,706
LivePerson, Inc.(b)	46,426	1,844,969
Mimecast Ltd.(b)	32,546	1,332,108
Model N, Inc.(b)	49,774	1,425,030
MongoDB, Inc.(b)	15,220	2,318,158
Nanometrics, Inc.(b)	29,317	800,061
Napco Security Technologies, Inc.(b)	37,140	1,280,587
OSI Systems, Inc.(b)	8,780	921,988
PAR Technology Corp.(b)(c)	83,523	1,931,887
Paysign, Inc.(b)(c)	350,664	4,660,324
PROS Holdings, Inc.(b)	21,181	1,504,275
Q2 Holdings, Inc.(b)	26,101	2,347,785
Rapid7, Inc.(b)	23,175	1,244,266
Smartsheet Inc., Class A(b)	20,733	1,007,624
SPS Commerce, Inc.(b)	18,706	945,401
Telaria, Inc.(b)	140,573	1,402,918
Upland Software, Inc.(b)	55,045	2,091,710
USA Technologies, Inc.(b)(c)	124,247	1,022,553
Viavi Solutions, Inc.(b)	73,316	1,018,359
VirnetX Holding Corp.(b)(c)	159,574	839,359
Vishay Precision Group, Inc.(b)	25,933	810,406
Workiva, Inc.(b)	21,496	1,034,173
		64,114,588
Materials-2.35%
Chase Corp.	14,121	1,415,207
Innospec, Inc.	33,514	2,787,694
Materion Corp.	14,815	871,715
Quaker Chemical Corp.	7,160	1,137,437
		6,212,053
Real Estate-3.36%
Agree Realty Corp.	14,649	1,094,134
CareTrust REIT, Inc.	39,965	950,767
CorEnergy Infrastructure Trust, Inc.(c)	24,933	1,124,728
Innovative Industrial Properties, Inc.(c)	14,767	1,316,626
National Storage Affiliates Trust	33,515	1,121,412
NexPoint Residential Trust, Inc.	24,783	1,149,931
Rexford Industrial Realty, Inc.	24,460	1,080,887
Terreno Realty Corp.	20,565	1,039,766
		8,878,251
Utilities-1.55%
American States Water Co.	13,471	1,246,472
Genie Energy Ltd., Class B(c)	93,838	671,880
Middlesex Water Co.	16,509	1,007,709
Ormat Technologies, Inc.	15,737	1,168,787
		4,094,848
Total Common Stocks & Other Equity Interests (Cost $224,938,615)		263,785,507

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco DWA SmallCap Momentum ETF (DWAS)—(continued)
August 31, 2019
	Shares	Value
Money Market Funds-0.09%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $249,702)	249,702	$ 249,702
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $225,188,317)		264,035,209
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-8.16%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	16,063,301	16,063,301
	Shares	Value
Money Market Funds-(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	5,484,225	$ 5,486,419
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $21,549,720)		21,549,720
TOTAL INVESTMENTS IN SECURITIES-108.17% (Cost $246,738,037)		285,584,929
OTHER ASSETS LESS LIABILITIES-(8.17)%		(21,574,946)
NET ASSETS-100.00%		$ 264,009,983

Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco DWA Tactical Multi-Asset Income ETF (DWIN)
August 31, 2019
Schedule of Investments
Schedule of Investments in Affiliated Issuers- 125.35%(a)
	% of Net Assets 08/31/19	Value 08/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 08/31/19	Value 08/31/19
Domestic Equity Fund-19.95%
Invesco Preferred ETF	19.95%	$13,077,663	$ 2,626,328	$ (7,412,163)	$ 438,425	$ (500,301)	$ 498,313	549,763	$ 8,229,952
Fixed Income Funds-80.10%
Invesco Emerging Markets Sovereign Debt ETF(b)	20.61%	11,346,484	2,508,918	(6,139,018)	1,287,601	(499,943)	422,753	286,911	8,504,042
Invesco Fundamental High Yield® Corporate Bond ETF	-	-	10,522,086	(10,668,605)	-	146,519	145,827	-	-
Invesco Global Short Term High Yield Bond ETF(b)	19.14%	12,086,392	2,491,226	(6,500,601)	74,977	(256,314)	442,600	344,639	7,895,680
Invesco Senior Loan ETF(b)	19.10%	-	8,065,380	(121,933)	(66,992)	643	143,293	348,390	7,877,098
Invesco Taxable Municipal Bond ETF	21.25%	11,568,189	3,081,727	(6,720,172)	964,526	(130,081)	350,658	265,662	8,764,189
Total Fixed Income Funds		35,001,065	26,669,337	(30,150,329)	2,260,112	(739,176)	1,505,131		33,041,009
Real Estate Funds-0.00%
Invesco KBW Premium Yield Equity REIT ETF	-	14,419,684	839,301	(13,491,713)	215,602	(1,982,874)	113,988	-	-
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan)-100.05% (Cost $41,202,399)	100.05%	62,498,412	30,134,966	(51,054,205)	2,914,139	(3,222,351)	2,117,432		41,270,961
Investments Purchased with Cash Collateral from Securites on Loan
Money Market Funds-25.30%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(c)(d)	18.98%							7,827,723	7,827,723
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(c)(d)	6.32%							2,608,198	2,609,241
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $10,436,964)									10,436,964
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $51,639,363)	125.35%								$ 51,707,925
OTHER ASSETS LESS LIABILITIES	(25.35)%								(10,456,870)
NET ASSETS	100.00%								$ 41,251,055

Investment Abbreviations:
ETF-	Exchange-Traded Fund
REIT-	Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco DWA Tactical Multi-Asset Income ETF (DWIN)—(continued)
August 31, 2019
Notes to Schedule of Investments:
(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco DWA Tactical Sector Rotation ETF (DWTR)
August 31, 2019
Schedule of Investments
Schedule of Investments in Affiliated Issuers- 100.35%(a)
	% of Net Assets 08/31/19	Value 08/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 08/31/19	Value 08/31/19
Domestic Equity Funds-99.92%
Invesco DWA Consumer Cyclicals Momentum ETF	-	$20,023,736	$ 15,350,666	$ (31,764,378)	$ (1,576,496)	$ (2,033,528)	$ 27,230	-	$ -
Invesco DWA Energy Momentum ETF	-	17,083,379	-	(16,197,807)	(346,856)	(538,716)	-	-	-
Invesco DWA Financial Momentum ETF	25.04%	-	31,395,778	(15,896,773)	560,478	1,164,852	44,068	450,545	17,224,335
Invesco DWA Healthcare Momentum ETF	-	-	17,911,115	(15,016,900)	-	(2,894,215)	-	-	-
Invesco DWA Industrials Momentum ETF	24.78%	26,214,426	5,997,258	(15,491,941)	(1,289,353)	1,617,960	48,962	250,490	17,048,350
Invesco DWA Technology Momentum ETF	24.66%	24,983,814	5,866,342	(16,085,092)	(991,561)	3,191,452	1,084	215,428	16,964,955
Invesco DWA Utilities Momentum ETF(b)	25.44%	-	30,518,825	(14,813,983)	673,228	1,122,030	33,302	510,207	17,500,100
Total Domestic Equity Funds		88,305,355	107,039,984	(125,266,874)	(2,970,560)	1,629,835	154,646		68,737,740
Money Market Funds-0.10%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(c)	0.10%	23,985	457,610	(409,276)	-	-	364	72,319	72,319
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $56,330,947)	100.02%	88,329,340	107,497,594	(125,676,150)	(2,970,560)	1,629,835	155,010		68,810,059
Investments Purchased with Cash Collateral from Securites on Loan
Money Market Funds-0.33%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(c)(d)	0.25%							168,001	168,001
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(c)(d)	0.08%							55,978	56,000
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $224,001)									224,001
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $56,554,948)	100.35%								$69,034,060
OTHER ASSETS LESS LIABILITIES	(0.35)%								(239,750)
NET ASSETS	100.00%								$68,794,310

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco DWA Tactical Sector Rotation ETF (DWTR)—(continued)
August 31, 2019
Investment Abbreviations:
ETF-	Exchange-Traded Fund

Notes to Schedule of Investments:
(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Auto Components-12.87%
American Axle & Manufacturing Holdings, Inc.(b)	26,269	$ 166,545
Cooper Tire & Rubber Co.	11,754	276,102
Cooper-Standard Holdings, Inc.(b)	3,806	142,497
Dorman Products, Inc.(b)	6,784	482,207
Fox Factory Holding Corp.(b)	8,924	642,885
Garrett Motion, Inc. (Switzerland)(b)	17,418	171,393
Gentherm, Inc.(b)	7,892	289,636
LCI Industries	5,848	495,618
Motorcar Parts of America, Inc.(b)	4,393	63,830
Standard Motor Products, Inc.	4,700	208,257
Superior Industries International, Inc.	5,373	14,776
		2,953,746
Automobiles-0.95%
Winnebago Industries, Inc.	6,774	216,904
Distributors-1.52%
Core-Mark Holding Co., Inc.	10,745	348,031
Diversified Consumer Services-6.15%
American Public Education, Inc.(b)	3,874	93,867
Career Education Corp.(b)	16,418	336,733
Regis Corp.(b)	6,889	111,395
Strategic Education, Inc.	5,133	868,658
		1,410,653
Hotels, Restaurants & Leisure-13.28%
BJ’s Restaurants, Inc.	4,843	176,479
Bloomin’ Brands, Inc.	20,299	366,194
Chuy’s Holdings, Inc.(b)	3,932	99,755
Dave & Buster’s Entertainment, Inc.(c)	8,526	367,044
Dine Brands Global, Inc.	4,108	289,819
El Pollo Loco Holdings, Inc.(b)	5,117	52,245
Fiesta Restaurant Group, Inc.(b)	5,514	47,641
Monarch Casino & Resort, Inc.(b)	2,773	123,066
Red Robin Gourmet Burgers, Inc.(b)	3,028	101,408
Ruth’s Hospitality Group, Inc.	6,621	128,778
Shake Shack, Inc., Class A(b)	6,111	605,967
Wingstop, Inc.	6,873	688,468
		3,046,864
Household Durables-18.72%
Cavco Industries, Inc.(b)	2,002	367,307
Century Communities, Inc.(b)	6,444	181,592
Ethan Allen Interiors, Inc.	5,773	99,296
Installed Building Products, Inc.(b)	4,924	280,225
iRobot Corp.(b)(c)	6,568	405,968
La-Z-Boy, Inc.	10,930	348,339
LGI Homes, Inc.(b)	4,403	358,888
M/I Homes, Inc.(b)	6,439	232,705
MDC Holdings, Inc.	11,522	445,556
Meritage Homes Corp.(b)	8,409	549,444
TopBuild Corp.(b)	8,048	745,406
Universal Electronics, Inc.(b)	3,237	146,150
William Lyon Homes, Inc., Class A(b)	7,707	136,183
		4,297,059
Internet & Direct Marketing Retail-4.04%
Liquidity Services, Inc.(b)	6,231	47,169
PetMed Express, Inc.(c)	4,700	74,260
	Shares	Value
Internet & Direct Marketing Retail-(continued)
Shutterfly, Inc.(b)	8,031	$ 408,617
Shutterstock, Inc.(b)	4,359	153,044
Stamps.com, Inc.(b)	3,802	244,697
		927,787
Leisure Products-2.70%
Callaway Golf Co.	20,702	367,667
Nautilus, Inc.(b)	6,900	9,591
Sturm Ruger & Co., Inc.	4,077	167,198
Vista Outdoor, Inc.(b)	13,483	75,370
		619,826
Multiline Retail-1.16%
Big Lots, Inc.	9,319	212,007
J.C. Penney Co., Inc.(b)(c)	73,996	55,061
		267,068
Specialty Retail-26.93%
Abercrombie & Fitch Co., Class A	15,618	228,335
Asbury Automotive Group, Inc.(b)	4,570	430,951
Ascena Retail Group, Inc.(b)	40,431	10,063
Barnes & Noble Education, Inc.(b)	8,158	31,816
Boot Barn Holdings, Inc.(b)	6,623	226,838
Buckle, Inc. (The)	6,669	130,712
Caleres, Inc.	9,867	198,820
Cato Corp. (The), Class A	5,373	92,039
Chico’s FAS, Inc.	27,547	85,947
Childrens Place, Inc. (The)(c)	3,713	323,959
Conn’s, Inc.(b)(c)	5,741	115,739
Designer Brands Inc., Class A	13,400	220,966
Express, Inc.(b)	15,621	33,117
GameStop Corp., Class A(c)	21,083	83,700
Genesco, Inc.(b)	4,051	144,540
Group 1 Automotive, Inc.	4,122	307,996
Guess?, Inc.(c)	11,718	211,744
Haverty Furniture Cos., Inc.	4,394	84,145
Hibbett Sports, Inc.(b)	4,294	71,023
Kirkland’s, Inc.(b)	3,293	4,841
Lithia Motors, Inc., Class A	5,225	684,841
Lumber Liquidators Holdings, Inc.(b)	6,700	63,047
MarineMax, Inc.(b)	5,069	73,298
Monro, Inc.	7,757	602,874
Office Depot, Inc.	127,588	165,864
Rent-A-Center, Inc.(b)	10,519	268,550
RH(b)	3,781	541,628
Shoe Carnival, Inc.	2,273	69,872
Sleep Number Corp.(b)	7,080	296,227
Sonic Automotive, Inc., Class A	5,584	150,265
Tailored Brands, Inc.(c)	11,720	63,522
Tile Shop Holdings, Inc.	8,954	24,086
Vitamin Shoppe, Inc.(b)	3,628	23,401
Zumiez, Inc.(b)	4,449	115,585
		6,180,351
Textiles, Apparel & Luxury Goods-11.65%
Crocs, Inc.(b)	15,313	341,480
Fossil Group, Inc.(b)(c)	10,659	136,435
G-III Apparel Group Ltd.(b)	9,716	199,275
Kontoor Brands, Inc.(b)	10,878	372,463

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)—(continued)
August 31, 2019
	Shares	Value
Textiles, Apparel & Luxury Goods-(continued)
Movado Group, Inc.	3,845	$ 82,744
Oxford Industries, Inc.	3,989	278,352
Steven Madden Ltd.	18,257	606,498
Unifi, Inc.(b)	3,399	65,397
Vera Bradley, Inc.(b)	4,886	51,743
Wolverine World Wide, Inc.	20,750	538,462
		2,672,849
Total Common Stocks & Other Equity Interests (Cost $30,283,646)		22,941,138

Money Market Funds-0.02%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $5,021)	5,021	5,021
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $30,288,667)		22,946,159
	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-7.40%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	1,274,237	$ 1,274,237
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	424,576	424,746
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,698,983)		1,698,983
TOTAL INVESTMENTS IN SECURITIES-107.39% (Cost $31,987,650)		24,645,142
OTHER ASSETS LESS LIABILITIES-(7.39)%		(1,695,893)
NET ASSETS-100.00%		$22,949,249

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco S&P SmallCap Consumer Staples ETF (PSCC)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Beverages-9.90%
Coca-Cola Consolidated, Inc.	6,053	$ 2,037,500
MGP Ingredients, Inc.(b)	29,714	1,431,324
National Beverage Corp.(b)	28,238	1,154,934
		4,623,758
Food & Staples Retailing-11.50%
Andersons, Inc. (The)	61,298	1,404,950
Chefs’ Warehouse, Inc. (The)(c)	53,677	2,070,858
SpartanNash Co.	84,557	910,679
United Natural Foods, Inc.(c)	122,721	986,677
		5,373,164
Food Products-36.98%
B&G Foods, Inc.(b)	80,926	1,370,077
Calavo Growers, Inc.	19,173	1,699,686
Cal-Maine Foods, Inc.	45,597	1,848,502
Darling Ingredients, Inc.(c)	271,141	5,043,223
Dean Foods Co.	213,226	215,358
J & J Snack Foods Corp.	24,775	4,783,062
John B. Sanfilippo & Son, Inc.	20,472	1,895,707
Seneca Foods Corp., Class A(c)	15,391	422,945
		17,278,560
Household Products-12.63%
Central Garden & Pet Co.(b)(c)	14,299	377,780
Central Garden & Pet Co., Class A(c)	57,400	1,381,044
WD-40 Co.	22,707	4,139,486
		5,898,310
Personal Products-19.31%
Avon Products, Inc. (United Kingdom)(c)	729,444	3,173,081
Inter Parfums, Inc.	27,799	1,787,198
Medifast, Inc.(b)	19,581	1,957,317
USANA Health Sciences, Inc.(c)	30,976	2,105,439
		9,023,035
	Shares	Value
Tobacco-9.69%
Universal Corp.	31,477	$ 1,575,739
Vector Group Ltd.(b)	252,731	2,951,898
		4,527,637
Total Common Stocks & Other Equity Interests (Cost $53,546,846)		46,724,464

Money Market Funds-0.03%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $12,409)	12,409	12,409
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $53,559,255)		46,736,873
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-10.78%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	3,778,679	3,778,679
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	1,259,056	1,259,560
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,038,239)		5,038,239
TOTAL INVESTMENTS IN SECURITIES-110.82% (Cost $58,597,494)		51,775,112
OTHER ASSETS LESS LIABILITIES-(10.82)%		(5,053,022)
NET ASSETS-100.00%		$46,722,090

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P SmallCap Energy ETF (PSCE)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Energy Equipment & Services-54.89%
Archrock, Inc.	110,332	$ 1,071,324
C&J Energy Services, Inc.(b)	53,095	507,588
Diamond Offshore Drilling, Inc.(b)(c)	55,931	362,992
DMC Global, Inc.	12,303	534,319
Dril-Quip, Inc.(b)	31,311	1,435,609
Era Group, Inc.(b)	17,680	167,606
Exterran Corp.(b)	27,315	288,173
Geospace Technologies Corp.(b)	11,782	144,212
Gulf Island Fabrication, Inc.(b)	11,983	75,852
Helix Energy Solutions Group, Inc.(b)	120,881	875,179
KLX Energy Services Holdings, Inc.(b)	20,007	200,670
Matrix Service Co.(b)	23,168	460,348
Nabors Industries Ltd.	285,615	479,833
Newpark Resources, Inc.(b)	78,221	517,041
Noble Corp. PLC(b)	215,336	344,538
Oil States International, Inc.(b)	52,237	720,348
ProPetro Holding Corp.(b)	64,224	683,986
RPC, Inc.(c)	50,203	266,578
SEACOR Holdings, Inc.(b)	15,076	708,120
Superior Energy Services, Inc.(b)	134,788	45,127
TETRA Technologies, Inc.(b)	108,559	180,208
US Silica Holdings, Inc.(c)	63,569	646,497
		10,716,148
Oil, Gas & Consumable Fuels-45.12%
Bonanza Creek Energy, Inc.(b)	16,220	365,923
Carrizo Oil & Gas, Inc.(b)(c)	74,352	616,378
CONSOL Energy, Inc.(b)	23,863	399,944
Denbury Resources, Inc.(b)	398,620	430,510
Green Plains, Inc.	31,023	254,699
Gulfport Energy Corp.(b)	125,300	300,720
HighPoint Resources Corp.(b)(c)	96,068	112,400
Laredo Petroleum, Inc.(b)	132,890	329,567
Par Pacific Holdings, Inc.(b)	26,123	567,914
PDC Energy, Inc.(b)	54,101	1,723,117
Penn Virginia Corp.(b)	11,619	331,141
Renewable Energy Group, Inc.(b)	32,513	395,683
	Shares	Value
Oil, Gas & Consumable Fuels-(continued)
REX American Resources Corp.(b)	4,880	$ 335,158
Ring Energy, Inc.(b)	51,574	75,298
SM Energy Co.	89,249	846,081
SRC Energy, Inc.(b)	210,355	1,055,982
Unit Corp.(b)	47,939	145,255
Whiting Petroleum Corp.(b)(c)	78,890	523,041
		8,808,811
Total Common Stocks & Other Equity Interests (Cost $36,328,051)		19,524,959

Money Market Funds-0.05%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $9,419)	9,419	9,419
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.06% (Cost $36,337,470)		19,534,378
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-7.79%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	1,130,963	1,130,963
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	389,915	390,071
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,521,034)		1,521,034
TOTAL INVESTMENTS IN SECURITIES-107.85% (Cost $37,858,504)		21,055,412
OTHER ASSETS LESS LIABILITIES-(7.85)%		(1,532,685)
NET ASSETS-100.00%		$19,522,727

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco S&P SmallCap Financials ETF (PSCF)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.86%
Banks-34.56%
Ameris Bancorp	40,092	$ 1,410,837
Banc of California, Inc.	29,810	434,332
Banner Corp.	21,601	1,164,510
Berkshire Hills Bancorp, Inc.	31,406	921,138
Boston Private Financial Holdings, Inc.	58,334	619,507
Brookline Bancorp, Inc.	55,546	779,866
Central Pacific Financial Corp.	19,934	554,564
City Holding Co.	11,359	844,542
Columbia Banking System, Inc.	50,993	1,759,768
Community Bank System, Inc.	35,737	2,179,600
Customers Bancorp, Inc.(b)	19,951	376,874
CVB Financial Corp.	70,813	1,456,623
Eagle Bancorp, Inc.	21,903	892,328
First BanCorp Puerto Rico (Puerto Rico)	150,579	1,442,547
First Commonwealth Financial Corp.	68,585	848,396
First Financial Bancorp	68,336	1,600,429
First Midwest Bancorp, Inc.	77,338	1,484,890
Franklin Financial Network, Inc.	8,615	249,232
Glacier Bancorp, Inc.	59,464	2,360,126
Great Western Bancorp, Inc.	39,336	1,173,393
Hanmi Financial Corp.	21,535	385,692
Heritage Financial Corp.	23,123	605,360
Hope Bancorp, Inc.	83,166	1,115,256
Independent Bank Corp.	23,781	1,607,833
LegacyTexas Financial Group, Inc.	31,358	1,266,863
National Bank Holdings Corp., Class A	18,126	591,633
NBT Bancorp, Inc.	30,235	1,057,318
OFG Bancorp (Puerto Rico)	30,380	623,398
Old National Bancorp	103,713	1,742,378
Opus Bank	15,042	312,272
Pacific Premier Bancorp, Inc.	31,130	917,090
Preferred Bank	9,710	485,112
S&T Bancorp, Inc.	23,910	818,200
Seacoast Banking Corp. of Florida(b)	35,443	827,240
ServisFirst Bancshares, Inc.	31,784	966,234
Simmons First National Corp., Class A	66,445	1,594,680
Southside Bancshares, Inc.	22,068	726,699
Tompkins Financial Corp.	8,636	683,108
Triumph Bancorp, Inc.(b)	17,107	513,039
United Community Banks, Inc.	54,762	1,446,264
Veritex Holdings, Inc.	31,739	749,040
Westamerica Bancorp.	18,612	1,146,685
		42,734,896
Capital Markets-3.32%
Blucora, Inc.(b)	33,693	760,788
Donnelley Financial Solutions, Inc.(b)	23,813	253,132
Greenhill & Co., Inc.(c)	12,464	174,995
INTL. FCStone, Inc.(b)	11,187	438,642
Piper Jaffray Cos.	9,906	720,760
Virtus Investment Partners, Inc.	4,865	519,047
Waddell & Reed Financial, Inc., Class A(c)	52,292	845,562
WisdomTree Investments, Inc.	82,051	394,665
		4,107,591
Consumer Finance-4.94%
Encore Capital Group, Inc.(b)(c)	17,896	660,362
Enova International, Inc.(b)	23,483	561,244
	Shares	Value
Consumer Finance-(continued)
EZCORP, Inc., Class A(b)	36,538	$ 287,554
FirstCash, Inc.	29,864	2,948,473
PRA Group, Inc.(b)	31,336	1,069,811
World Acceptance Corp.(b)(c)	4,407	585,690
		6,113,134
Equity REITs-27.22%
Acadia Realty Trust	57,366	1,568,960
Agree Realty Corp.	29,037	2,168,774
American Assets Trust, Inc.	32,672	1,531,010
Armada Hoffler Properties, Inc.	36,498	632,875
CareTrust REIT, Inc.	66,229	1,575,588
CBL & Associates Properties, Inc.(c)	120,789	109,918
Cedar Realty Trust, Inc.	59,834	141,807
Chatham Lodging Trust	32,428	537,981
Chesapeake Lodging Trust	41,967	1,080,650
Community Healthcare Trust, Inc.	12,478	532,062
DiamondRock Hospitality Co.	139,496	1,321,027
Easterly Government Properties, Inc.	54,158	1,112,947
Four Corners Property Trust, Inc.	47,362	1,349,343
Franklin Street Properties Corp.	74,664	565,207
Getty Realty Corp.	23,692	752,458
Global NET Lease, Inc.	57,947	1,111,423
Hersha Hospitality Trust	25,121	349,182
Independence Realty Trust, Inc.	62,551	870,084
Innovative Industrial Properties, Inc.(c)	7,734	689,563
iStar, Inc.(c)	45,046	576,589
Kite Realty Group Trust	58,444	835,165
Lexington Realty Trust	144,829	1,504,773
LTC Properties, Inc.	27,514	1,342,683
National Storage Affiliates Trust	39,328	1,315,915
NorthStar Realty Europe Corp.	35,033	593,109
Office Properties Income Trust	33,165	899,103
Pennsylvania Real Estate Investment Trust(c)	41,488	213,248
Retail Opportunity Investments Corp.	79,193	1,386,669
RPT Realty	55,949	665,793
Saul Centers, Inc.	8,097	406,712
Summit Hotel Properties, Inc.	73,166	816,533
Universal Health Realty Income Trust	8,807	851,549
Urstadt Biddle Properties, Inc., Class A	20,820	437,012
Washington Prime Group, Inc.(c)	129,855	419,432
Washington REIT	55,447	1,468,791
Whitestone REIT(c)	27,733	344,444
Xenia Hotels & Resorts, Inc.	78,059	1,577,572
		33,655,951
Insurance-14.58%
Ambac Financial Group, Inc.(b)	31,697	571,814
American Equity Investment Life Holding Co.	62,956	1,356,702
AMERISAFE, Inc.	13,371	918,588
eHealth, Inc.(b)	13,181	1,098,109
Employers Holdings, Inc.	22,114	953,777
HCI Group, Inc.	4,677	182,263
Horace Mann Educators Corp.	28,490	1,249,856
James River Group Holdings Ltd.	20,831	1,026,552
ProAssurance Corp.	37,227	1,454,459
RLI Corp.	27,206	2,491,253
Safety Insurance Group, Inc.	10,093	973,369
Selective Insurance Group, Inc.	41,016	3,266,104

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P SmallCap Financials ETF (PSCF)—(continued)
August 31, 2019
	Shares	Value
Insurance-(continued)
Stewart Information Services Corp.	16,502	$ 591,101
Third Point Reinsurance Ltd. (Bermuda)(b)	51,867	488,587
United Fire Group, Inc.	14,917	673,652
United Insurance Holdings Corp.	15,035	176,210
Universal Insurance Holdings, Inc.	22,195	554,875
		18,027,271
Mortgage REITs-6.77%
Apollo Commercial Real Estate Finance, Inc.	95,443	1,770,468
ARMOUR Residential REIT, Inc.	36,497	599,281
Capstead Mortgage Corp.	65,856	478,773
Granite Point Mortgage Trust, Inc.	37,419	684,394
Invesco Mortgage Capital, Inc.(d)	98,896	1,486,407
New York Mortgage Trust, Inc.	158,690	975,943
PennyMac Mortgage Investment Trust	58,332	1,269,304
Redwood Trust, Inc.	66,943	1,111,254
		8,375,824
Real Estate Management & Development-1.00%
Marcus & Millichap, Inc.(b)	14,953	539,504
RE/MAX Holdings, Inc., Class A	12,400	318,308
Realogy Holdings Corp.(c)	79,525	380,130
		1,237,942
Thrifts & Mortgage Finance-7.47%
Axos Financial, Inc.(b)	37,223	964,448
Dime Community Bancshares, Inc.	21,340	423,172
Flagstar Bancorp, Inc.	20,057	729,072
HomeStreet, Inc.(b)	17,009	448,527
Meta Financial Group, Inc.	19,228	594,338
NMI Holdings, Inc., Class A(b)	46,757	1,325,093
Northfield Bancorp, Inc.	32,926	511,012
Northwest Bancshares, Inc.	73,390	1,160,296
Oritani Financial Corp.	26,682	457,063
Provident Financial Services, Inc.	42,403	1,009,615
	Shares	Value
Thrifts & Mortgage Finance-(continued)
TrustCo Bank Corp. NY	67,417	$ 517,088
Walker & Dunlop, Inc.	19,530	1,090,946
		9,230,670
Total Common Stocks & Other Equity Interests (Cost $127,480,382)		123,483,279

Money Market Funds-0.07%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(e) (Cost $87,739)	87,739	87,739
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.93% (Cost $127,568,121)		123,571,018
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-3.47%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(e)(f)	3,127,354	3,127,354
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(e)(f)	1,162,786	1,163,251
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,290,605)		4,290,605
TOTAL INVESTMENTS IN SECURITIES-103.40% (Cost $131,858,726)		127,861,623
OTHER ASSETS LESS LIABILITIES-(3.40)%		(4,207,118)
NET ASSETS-100.00%		$ 123,654,505

Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The Fund’s Adviser and Invesco Mortgage Capital, Inc. are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Mortgage Capital, Inc. is considered to be affiliated. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended August 31, 2019.

	Value August 31, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2019	Dividend Income
Invesco Mortgage Capital, Inc.	$2,433,786	$600,815	$(1,374,634)	$(23,434)	$(150,126)	$1,486,407	$183,389

(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco S&P SmallCap Health Care ETF (PSCH)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-100.04%
Biotechnology-28.36%
Acorda Therapeutics, Inc.(b)(c)	207,513	$ 670,267
AMAG Pharmaceuticals, Inc.(b)(c)	175,405	1,915,423
Anika Therapeutics, Inc.(b)	73,800	4,188,888
Arrowhead Pharmaceuticals, Inc.(b)(c)	490,520	16,761,068
Cytokinetics, Inc.(b)	299,836	4,212,696
Eagle Pharmaceuticals, Inc.(b)	53,522	3,018,106
Emergent BioSolutions, Inc.(b)	233,844	10,242,367
Enanta Pharmaceuticals, Inc.(b)	82,267	5,803,937
Genomic Health, Inc.(b)	111,140	8,519,992
Medicines Co. (The)(b)	361,139	15,153,392
Momenta Pharmaceuticals, Inc.(b)	509,062	6,429,453
Myriad Genetics, Inc.(b)	379,679	8,933,847
Progenics Pharmaceuticals, Inc.(b)	440,204	1,936,898
REGENXBIO, Inc.(b)	159,014	5,484,393
Repligen Corp.(b)	231,335	21,470,201
Spectrum Pharmaceuticals, Inc.(b)	552,524	4,055,526
Vanda Pharmaceuticals, Inc.(b)	275,124	3,876,497
Xencor, Inc.(b)	247,700	9,234,256
		131,907,207
Health Care Equipment & Supplies-24.65%
AngioDynamics, Inc.(b)	193,320	3,551,288
Cardiovascular Systems, Inc.(b)	180,017	8,718,223
CONMED Corp.	134,355	13,538,953
CryoLife, Inc.(b)	177,176	4,748,317
Cutera, Inc.(b)	72,918	2,105,143
Heska Corp.(b)	36,239	2,543,615
Integer Holdings Corp.(b)	155,273	11,241,765
Invacare Corp.	175,365	848,767
Lantheus Holdings, Inc.(b)	200,191	4,356,156
LeMaitre Vascular, Inc.	82,767	2,620,403
Meridian Bioscience, Inc.	221,440	2,043,891
Merit Medical Systems, Inc.(b)	284,516	9,895,467
Mesa Laboratories, Inc.(c)	20,205	4,469,952
Natus Medical, Inc.(b)	175,487	4,857,480
Neogen Corp.(b)	269,732	19,021,501
OraSure Technologies, Inc.(b)	322,332	2,127,391
Orthofix Medical, Inc.(b)	98,401	5,002,707
SurModics, Inc.(b)	69,598	3,275,282
Tactile Systems Technology, Inc.(b)	88,990	4,488,656
Varex Imaging Corp.(b)	197,777	5,211,424
		114,666,381
Health Care Providers & Services-21.67%
Addus HomeCare Corp.(b)	52,730	4,639,185
AMN Healthcare Services, Inc.(b)	241,164	14,083,978
BioTelemetry, Inc.(b)	174,692	6,926,538
Community Health Systems, Inc.(b)(c)	613,291	1,527,095
CorVel Corp.(b)	47,088	3,966,222
Cross Country Healthcare, Inc.(b)	191,294	1,960,764
Diplomat Pharmacy, Inc.(b)	294,961	1,713,723
Ensign Group, Inc. (The)	257,741	12,861,276
LHC Group, Inc.(b)	151,547	17,958,320
Magellan Health, Inc.(b)	124,278	7,830,757
Owens & Minor, Inc.	326,928	1,660,794
	Shares	Value
Health Care Providers & Services-(continued)
Providence Service Corp. (The)(b)	57,608	$ 3,238,146
Select Medical Holdings Corp.(b)	560,124	9,085,211
Tivity Health, Inc.(b)	247,794	4,524,718
US Physical Therapy, Inc.	65,974	8,808,848
		100,785,575
Health Care Technology-9.75%
Computer Programs & Systems, Inc.	63,382	1,340,529
HealthStream, Inc.(b)	132,911	3,358,661
HMS Holdings Corp.(b)	450,578	16,459,614
NextGen Healthcare, Inc.(b)	248,584	3,532,379
Omnicell, Inc.(b)	213,239	15,310,560
Tabula Rasa HealthCare, Inc.(b)(c)	94,201	5,350,617
		45,352,360
Life Sciences Tools & Services-8.39%
Cambrex Corp.(b)	173,884	10,420,868
Luminex Corp.	215,683	4,421,502
Medpace Holdings, Inc.(b)	135,198	10,938,870
NeoGenomics, Inc.(b)	530,009	13,239,625
		39,020,865
Pharmaceuticals-7.22%
Akorn, Inc.(b)	490,307	1,416,987
Amphastar Pharmaceuticals, Inc.(b)	183,361	4,118,288
ANI Pharmaceuticals, Inc.(b)	43,771	2,867,001
Assertio Therapeutics, Inc.(b)	334,561	481,768
Corcept Therapeutics, Inc.(b)(c)	539,581	6,804,116
Endo International PLC(b)	1,045,680	2,478,262
Innoviva, Inc.(b)	352,430	4,084,664
Lannett Co., Inc.(b)(c)	177,717	1,830,485
Phibro Animal Health Corp., Class A	105,388	2,176,262
Supernus Pharmaceuticals, Inc.(b)	270,793	7,319,535
		33,577,368
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $567,088,720)		465,309,756
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.65%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	9,247,252	9,247,252
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	3,102,346	3,103,587
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $12,350,839)		12,350,839
TOTAL INVESTMENTS IN SECURITIES-102.69% (Cost $579,439,559)		477,660,595
OTHER ASSETS LESS LIABILITIES-(2.69)%		(12,518,922)
NET ASSETS-100.00%		$465,141,673

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P SmallCap Health Care ETF (PSCH)—(continued)
August 31, 2019
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco S&P SmallCap Industrials ETF (PSCI)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Aerospace & Defense-13.56%
AAR Corp.	13,859	$ 595,383
Aerojet Rocketdyne Holdings, Inc.(b)	30,707	1,603,826
AeroVironment, Inc.(b)	9,069	467,325
Cubic Corp.	12,166	842,739
Mercury Systems, Inc.(b)	23,458	2,008,708
Moog, Inc., Class A	13,795	1,120,844
National Presto Industries, Inc.(c)	2,097	179,734
Park Aerospace Corp.	8,103	136,941
Triumph Group, Inc.	21,160	439,705
		7,395,205
Air Freight & Logistics-3.47%
Atlas Air Worldwide Holdings, Inc.(b)	10,761	278,172
Echo Global Logistics, Inc.(b)	11,612	232,704
Forward Air Corp.	12,165	757,880
Hub Group, Inc., Class A(b)	14,484	623,681
		1,892,437
Airlines-4.62%
Allegiant Travel Co.	5,463	775,691
Hawaiian Holdings, Inc.	20,437	498,867
SkyWest, Inc.	21,725	1,243,974
		2,518,532
Building Products-10.62%
AAON, Inc.	17,242	827,099
American Woodmark Corp.(b)	6,388	526,180
Apogee Enterprises, Inc.	11,294	417,087
Gibraltar Industries, Inc.(b)	13,680	550,894
Griffon Corp.	14,416	251,559
Insteel Industries, Inc.	7,613	142,363
Patrick Industries, Inc.(b)	9,429	340,764
PGT Innovations, Inc.(b)	24,287	388,592
Quanex Building Products Corp.	13,787	237,412
Simpson Manufacturing Co., Inc.	17,051	1,094,674
Universal Forest Products, Inc.	26,054	1,018,711
		5,795,335
Commercial Services & Supplies-11.45%
ABM Industries, Inc.	28,169	1,049,577
Brady Corp., Class A	20,941	988,625
Interface, Inc.	24,970	275,919
LSC Communications, Inc.	13,948	18,132
Matthews International Corp., Class A	13,207	387,097
Mobile Mini, Inc.	19,075	596,285
Pitney Bowes, Inc.	71,103	253,127
RR Donnelley & Sons Co.	29,470	71,317
Team, Inc.(b)	12,590	207,483
UniFirst Corp.	6,507	1,274,786
US Ecology, Inc.	9,380	568,147
Viad Corp.	8,613	556,658
		6,247,153
Construction & Engineering-3.17%
Aegion Corp.(b)	13,047	257,548
Arcosa, Inc.	20,506	666,240
	Shares	Value
Construction & Engineering-(continued)
Comfort Systems USA, Inc.	15,658	$ 605,338
MYR Group, Inc.(b)	6,914	198,224
		1,727,350
Electrical Equipment-2.34%
AZZ, Inc.	11,101	458,138
Encore Wire Corp.	8,895	480,241
Powell Industries, Inc.	3,655	132,750
Vicor Corp.(b)	6,763	206,204
		1,277,333
Industrial Conglomerates-0.82%
Raven Industries, Inc.	15,276	445,601
Machinery-30.10%
Actuant Corp., Class A	26,079	579,215
Alamo Group, Inc.	4,092	467,225
Albany International Corp.	12,931	1,063,187
Astec Industries, Inc.	9,378	258,833
Barnes Group, Inc.	20,065	899,915
Briggs & Stratton Corp.	17,507	75,630
Chart Industries, Inc.(b)	15,211	955,859
CIRCOR International, Inc.(b)	8,283	284,687
EnPro Industries, Inc.	8,815	548,998
ESCO Technologies, Inc.	11,014	838,496
Federal Signal Corp.	25,545	758,942
Franklin Electric Co., Inc.	16,327	748,593
Greenbrier Cos., Inc. (The)	13,489	314,159
Harsco Corp.(b)	34,029	609,119
Hillenbrand, Inc.	26,552	728,587
John Bean Technologies Corp.	13,414	1,372,521
Lindsay Corp.(c)	4,581	404,319
Lydall, Inc.(b)	7,298	146,763
Mueller Industries, Inc.	24,034	633,536
Proto Labs, Inc.(b)	11,395	1,079,562
SPX Corp.(b)	18,611	706,287
SPX FLOW, Inc.(b)	18,049	608,432
Standex International Corp.	5,266	362,038
Tennant Co.	7,726	528,381
Titan International, Inc.	20,979	54,545
Wabash National Corp.	23,071	314,688
Watts Water Technologies, Inc., Class A	11,748	1,076,469
		16,418,986
Marine-1.18%
Matson, Inc.	18,168	645,509
Professional Services-10.84%
Exponent, Inc.	22,029	1,561,636
Forrester Research, Inc.	4,298	149,871
FTI Consulting, Inc.(b)	16,104	1,741,486
Heidrick & Struggles International, Inc.	7,958	211,285
Kelly Services, Inc., Class A	12,981	314,270
Korn Ferry	23,933	935,302
Navigant Consulting, Inc.	16,703	465,513
Resources Connection, Inc.	12,529	207,355
TrueBlue, Inc.(b)	16,714	324,419
		5,911,137
Road & Rail-3.64%
ArcBest Corp.	10,620	314,458

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P SmallCap Industrials ETF (PSCI)—(continued)
August 31, 2019
	Shares	Value
Road & Rail-(continued)
Heartland Express, Inc.	20,194	$ 415,391
Marten Transport Ltd.	16,140	317,474
Saia, Inc.(b)	10,987	939,828
		1,987,151
Trading Companies & Distributors-4.16%
Applied Industrial Technologies, Inc.	16,373	874,154
DXP Enterprises, Inc.(b)	6,664	216,247
GMS, Inc.(b)	13,445	396,090
Kaman Corp.	11,861	692,564
Veritiv Corp.(b)	5,353	88,645
		2,267,700
Total Common Stocks & Other Equity Interests (Cost $60,890,220)		54,529,429

Money Market Funds-1.60%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $874,278)	874,278	874,278
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-101.57% (Cost $61,764,498)		55,403,707
	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.37%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	152,184	$ 152,184
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	50,708	50,728
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $202,912)		202,912
TOTAL INVESTMENTS IN SECURITIES-101.94% (Cost $61,967,410)		55,606,619
OTHER ASSETS LESS LIABILITIES-(1.94)%		(1,060,012)
NET ASSETS-100.00%		$54,546,607

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco S&P SmallCap Information Technology ETF (PSCT)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Communications Equipment-9.74%
ADTRAN, Inc.	137,099	$ 1,408,007
Applied Optoelectronics, Inc.(b)(c)	54,322	483,466
CalAmp Corp.(b)	96,344	924,902
Comtech Telecommunications Corp.	69,219	1,851,608
Digi International, Inc.(b)	80,463	1,028,317
Extreme Networks, Inc.(b)	340,546	2,274,847
Finisar Corp.(b)(c)	338,103	7,644,509
Harmonic, Inc.(b)	254,632	1,678,025
NETGEAR, Inc.(b)	90,308	3,135,494
Viavi Solutions, Inc.(b)	655,788	9,108,895
		29,538,070
Electronic Equipment, Instruments & Components-28.93%
Anixter International, Inc.(b)	83,058	4,980,988
Arlo Technologies, Inc.(b)	213,776	671,257
Badger Meter, Inc.	83,491	4,306,466
Bel Fuse, Inc., Class B	28,891	317,801
Benchmark Electronics, Inc.	110,596	2,928,582
CTS Corp.	94,219	2,688,068
Daktronics, Inc.	114,015	824,328
ePlus, Inc.(b)	39,029	3,189,450
Fabrinet (Thailand)(b)	105,624	5,332,956
FARO Technologies, Inc.(b)	49,693	2,446,883
II-VI, Inc.(b)(c)	171,228	6,422,762
Insight Enterprises, Inc.(b)	102,552	4,928,649
Itron, Inc.(b)	95,913	6,661,158
KEMET Corp.	166,326	2,785,961
Knowles Corp.(b)	260,674	5,286,469
Methode Electronics, Inc.	106,065	3,366,503
MTS Systems Corp.	51,486	2,928,009
OSI Systems, Inc.(b)	48,284	5,070,303
Plexus Corp.(b)	86,330	4,938,939
Rogers Corp.(b)	53,186	7,042,890
Sanmina Corp.(b)	197,881	5,718,761
ScanSource, Inc.(b)	73,704	2,082,875
TTM Technologies, Inc.(b)	269,157	2,869,214
		87,789,272
IT Services-14.12%
Cardtronics PLC, Class A(b)	107,582	3,186,579
CSG Systems International, Inc.	95,257	5,132,447
EVERTEC, Inc. (Puerto Rico)	171,908	5,992,713
ExlService Holdings, Inc.(b)	98,480	6,667,096
ManTech International Corp., Class A	76,546	5,379,653
NIC, Inc.	191,882	3,994,983
Perficient, Inc.(b)	94,474	3,480,422
Sykes Enterprises, Inc.(b)	113,162	3,281,698
TTEC Holdings, Inc.	39,829	1,868,378
Unisys Corp.(b)	148,449	970,857
Virtusa Corp.(b)	79,545	2,874,756
		42,829,582
Semiconductors & Semiconductor Equipment-26.55%
Advanced Energy Industries, Inc.(b)	109,647	5,662,171
Axcelis Technologies, Inc.(b)	94,466	1,446,274
Brooks Automation, Inc.	206,863	6,894,744
Cabot Microelectronics Corp.	83,339	10,388,206
CEVA, Inc.(b)	63,013	1,979,238
	Shares	Value
Semiconductors & Semiconductor Equipment-(continued)
Cohu, Inc.	117,622	$ 1,402,054
Diodes, Inc.(b)	114,663	4,190,933
DSP Group, Inc.(b)	56,670	784,313
FormFactor, Inc.(b)	213,871	3,655,055
Ichor Holdings Ltd.(b)	64,175	1,364,360
Kopin Corp.(b)(c)	193,012	178,961
Kulicke & Soffa Industries, Inc. (Singapore)	186,454	3,883,837
MaxLinear, Inc.(b)	184,245	3,651,736
Nanometrics, Inc.(b)	70,357	1,920,043
PDF Solutions, Inc.(b)	79,975	936,507
Photronics, Inc.(b)	192,321	2,077,067
Power Integrations, Inc.	83,939	7,472,250
Rambus, Inc.(b)	315,529	3,956,734
Rudolph Technologies, Inc.(b)	88,971	1,956,472
SMART Global Holdings, Inc.(b)	36,160	1,027,306
SolarEdge Technologies, Inc.(b)	128,043	10,489,283
Ultra Clean Holdings, Inc.(b)	112,796	1,346,784
Veeco Instruments, Inc.(b)	139,582	1,292,529
Xperi Corp.	141,329	2,589,147
		80,546,004
Software-17.71%
8x8, Inc.(b)	276,116	6,712,380
Agilysys, Inc.(b)	50,531	1,376,970
Alarm.com Holdings, Inc.(b)	101,179	4,816,120
Bottomline Technologies (DE), Inc.(b)	108,457	4,472,767
Ebix, Inc.(c)	63,031	2,232,558
LivePerson, Inc.(b)	171,078	6,798,640
MicroStrategy, Inc., Class A(b)	23,526	3,371,041
Monotype Imaging Holdings, Inc.	118,643	2,343,199
OneSpan, Inc.(b)	89,951	1,214,339
Progress Software Corp.	127,595	4,820,539
Qualys, Inc.(b)	96,570	7,688,903
SPS Commerce, Inc.(b)	102,742	5,192,581
TiVo Corp.	358,182	2,697,110
		53,737,147
Technology Hardware, Storage & Peripherals-2.94%
3D Systems Corp.(b)(c)	334,627	2,342,389
Cray, Inc.(b)	118,095	4,125,058
Diebold Nixdorf, Inc.(b)	219,638	2,462,142
		8,929,589
Total Common Stocks & Other Equity Interests (Cost $291,621,342)		303,369,664

Money Market Funds-0.01%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $26,379)	26,379	26,379
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $291,647,721)		303,396,043

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco S&P SmallCap Information Technology ETF (PSCT)—(continued)
August 31, 2019
	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.41%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	3,210,992	$ 3,210,992
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	1,069,903	1,070,331
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,281,323)		4,281,323
TOTAL INVESTMENTS IN SECURITIES-101.41% (Cost $295,929,044)		307,677,366
OTHER ASSETS LESS LIABILITIES-(1.41)%		(4,269,073)
NET ASSETS-100.00%		$ 303,408,293

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco S&P SmallCap Materials ETF (PSCM)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-100.07%
Chemicals-63.56%
A. Schulman Inc., CVR(b)(c)	21,045	$ 11,007
AdvanSix, Inc.(b)	13,922	311,017
American Vanguard Corp.	12,836	181,886
Balchem Corp.	15,728	1,396,489
Ferro Corp.(b)	40,215	409,791
FutureFuel Corp.	12,668	136,561
H.B. Fuller Co.	24,752	1,054,683
Hawkins, Inc.	4,694	208,179
Innophos Holdings, Inc.	9,655	271,209
Innospec, Inc.	11,907	990,424
Koppers Holdings, Inc.(b)	10,135	268,679
Kraton Corp.(b)	15,715	431,220
Livent Corp.(b)	71,663	440,727
LSB Industries, Inc.(b)	10,026	46,821
Quaker Chemical Corp.	6,273	996,529
Rayonier Advanced Materials, Inc.(d)	24,526	86,086
Stepan Co.	9,900	944,361
Tredegar Corp.	12,547	216,938
Trinseo SA	20,041	703,239
		9,105,846
Construction Materials-2.19%
US Concrete, Inc.(b)	7,748	313,949
Containers & Packaging-2.04%
Myers Industries, Inc.	17,406	292,943
Metals & Mining-15.99%
AK Steel Holding Corp.(b)(d)	155,274	335,392
Century Aluminum Co.(b)	24,413	134,516
Haynes International, Inc.	6,143	183,491
Kaiser Aluminum Corp.	7,062	624,493
Materion Corp.	9,991	587,870
Olympic Steel, Inc.	4,483	48,192
SunCoke Energy, Inc.(b)	44,121	275,315
TimkenSteel Corp.(b)	19,336	100,934
		2,290,203
	Shares	Value
Paper & Forest Products-16.29%
Boise Cascade Co.	19,130	$ 600,682
Clearwater Paper Corp.(b)	8,106	129,858
Mercer International, Inc. (Germany)	21,268	256,067
Neenah, Inc.	8,279	528,035
PH Glatfelter Co.	21,625	310,967
Schweitzer-Mauduit International, Inc., Class A	15,163	508,567
		2,334,176
Total Common Stocks & Other Equity Interests (Cost $19,915,406)		14,337,117

Money Market Funds-0.00%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(e) (Cost $201)	201	201
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.07% (Cost $19,915,607)		14,337,318
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.57%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(e)(f)	275,653	275,653
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(e)(f)	91,848	91,885
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $367,536)		367,538
TOTAL INVESTMENTS IN SECURITIES-102.64% (Cost $20,283,143)		14,704,856
OTHER ASSETS LESS LIABILITIES-(2.64)%		(377,959)
NET ASSETS-100.00%		$14,326,897

Investment Abbreviations:
CVR	-Contingent Value Rights

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(d)	All or a portion of this security was out on loan at August 31, 2019.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.40%
Diversified Telecommunication Services-21.27%
ATN International, Inc.	32,143	$ 1,826,365
Cincinnati Bell, Inc.(b)	148,855	808,283
Cogent Communications Holdings, Inc.	37,198	2,264,986
Consolidated Communications Holdings, Inc.	212,775	857,483
Frontier Communications Corp.(b)(c)	311,179	249,099
Iridium Communications, Inc.(b)	96,424	2,331,533
Vonage Holdings Corp.(b)	180,578	2,387,241
		10,724,990
Electric Utilities-8.75%
El Paso Electric Co.	66,168	4,413,405
Entertainment-4.29%
Marcus Corp. (The)	64,453	2,163,043
Gas Utilities-14.21%
Northwest Natural Holding Co.	32,174	2,295,937
South Jersey Industries, Inc.	150,506	4,867,364
		7,163,301
Interactive Media & Services-4.17%
Care.com, Inc.(b)	78,707	778,412
QuinStreet, Inc.(b)	115,612	1,323,757
		2,102,169
Media-19.76%
E.W. Scripps Co. (The), Class A	148,121	1,830,775
Gannett Co., Inc.	266,148	2,799,877
New Media Investment Group, Inc.	161,002	1,413,598
Scholastic Corp.	68,132	2,389,389
TechTarget, Inc.(b)	64,431	1,529,592
		9,963,231
Multi-Utilities-9.96%
Avista Corp.	107,103	5,023,131
Water Utilities-15.76%
American States Water Co.	59,938	5,546,063
California Water Service Group	42,513	2,399,434
		7,945,497
	Shares	Value
Wireless Telecommunication Services-1.23%
Spok Holdings, Inc.	52,805	$ 620,459
Total Common Stocks & Other Equity Interests (Cost $52,726,287)		50,119,226

Money Market Funds-0.20%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $102,756)	102,756	102,756
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.60% (Cost $52,829,043)		50,221,982
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.56%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	210,052	210,052
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	69,982	70,010
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $280,062)		280,062
TOTAL INVESTMENTS IN SECURITIES-100.16% (Cost $53,109,105)		50,502,044
OTHER ASSETS LESS LIABILITIES-(0.16)%		(80,621)
NET ASSETS-100.00%		$50,421,423

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Statements of Assets and Liabilities
August 31, 2019
	Invesco DWA SmallCap Momentum ETF (DWAS)	Invesco DWA Tactical Multi-Asset Income ETF (DWIN)	Invesco DWA Tactical Sector Rotation ETF (DWTR)	Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)
Assets:
Unaffiliated investments in securities, at value(a)	$ 263,785,507	$ -	$ -	$ 22,941,138
Affiliated investments in securities, at value(a)	21,799,422	51,707,925	69,034,060	1,704,004
Cash	-	-	-	-
Receivable for:
Dividends	45,827	10	97	14,844
Securities lending	79,587	14,063	456	1,078
Investments sold	-	-	-	-
Fund shares sold	-	1,288,417	-	-
Total assets	285,710,343	53,010,415	69,034,613	24,661,064
Liabilities:
Due to custodian	6,508	17,572	-	-
Payable for:
Investments purchased	-	1,289,051	-	-
Collateral upon return of securities loaned	21,549,720	10,436,964	224,001	1,698,983
Accrued unitary management fees	134,231	8,451	8,656	5,639
Accrued expenses	9,901	7,322	7,646	7,193
Total liabilities	21,700,360	11,759,360	240,303	1,711,815
Net Assets	$ 264,009,983	$ 41,251,055	$68,794,310	$ 22,949,249
Net assets consist of:
Shares of beneficial interest	$ 456,731,497	$45,937,845	$76,650,687	$ 36,076,902
Distributable earnings	(192,721,514)	(4,686,790)	(7,856,377)	(13,127,653)
Net Assets	$ 264,009,983	$ 41,251,055	$68,794,310	$ 22,949,249
Shares outstanding (unlimited amount authorized, $0.01 par value)	4,950,000	1,600,001	2,100,001	400,000
Net asset value	$ 53.34	$ 25.78	$ 32.76	$ 57.37
Market price	$ 53.34	$ 25.79	$ 32.71	$ 57.36
Unaffiliated investments in securities, at cost	$ 224,938,615	$ -	$ -	$ 30,283,646
Affiliated investments in securities, at cost	$ 21,799,422	$51,639,363	$56,554,948	$ 1,704,004
(a)Includes securities on loan with an aggregate value of:	$ 20,617,113	$10,201,497	$ 219,520	$ 1,651,390
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco S&P SmallCap Consumer Staples ETF (PSCC)	Invesco S&P SmallCap Energy ETF (PSCE)	Invesco S&P SmallCap Financials ETF (PSCF)	Invesco S&P SmallCap Health Care ETF (PSCH)	Invesco S&P SmallCap Industrials ETF (PSCI)	Invesco S&P SmallCap Information Technology ETF (PSCT)	Invesco S&P SmallCap Materials ETF (PSCM)	Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)

$ 46,724,464	$ 19,524,959	$121,996,872	$ 465,309,756	$ 54,529,429	$303,369,664	$14,337,117	$50,119,226
5,050,648	1,530,453	5,864,751	12,350,839	1,077,190	4,307,702	367,739	382,818
-	-	108	-	-	5,191	-	-

49	22	151,499	30,718	42,805	91,894	25,855	109,808
4,519	299	3,020	2,544	62	1,015	108	4,626
-	-	-	-	-	5,189	675,870	207,621
-	-	-	-	-	-	-	-
51,779,680	21,055,733	128,016,250	477,693,857	55,649,486	307,780,655	15,406,689	50,824,099

-	-	-	70,273	-	-	-	-

-	-	31,362	-	878,211	5,191	701,636	102,961
5,038,239	1,521,034	4,290,605	12,350,839	202,912	4,281,323	367,536	280,062
11,804	4,853	31,365	117,995	14,171	75,304	3,588	12,186
7,547	7,119	8,413	13,077	7,585	10,544	7,032	7,467
5,057,590	1,533,006	4,361,745	12,552,184	1,102,879	4,372,362	1,079,792	402,676
$ 46,722,090	$ 19,522,727	$ 123,654,505	$ 465,141,673	$ 54,546,607	$ 303,408,293	$14,326,897	$50,421,423

$ 61,482,327	$ 85,187,757	$129,024,216	$ 612,065,653	$ 64,988,481	$ 308,403,596	$21,707,102	$56,331,599
(14,760,237)	(65,665,030)	(5,369,711)	(146,923,980)	(10,441,874)	(4,995,303)	(7,380,205)	(5,910,176)
$ 46,722,090	$ 19,522,727	$ 123,654,505	$ 465,141,673	$ 54,546,607	$ 303,408,293	$14,326,897	$50,421,423
650,000	2,800,000	2,350,000	4,050,000	850,000	3,650,000	350,000	950,000
$ 71.88	$ 6.97	$ 52.62	$ 114.85	$ 64.17	$ 83.13	$ 40.93	$ 53.08
$ 71.66	$ 6.98	$ 52.54	$ 114.81	$ 64.21	$ 83.05	$ 40.91	$ 53.01
$ 53,546,846	$ 36,328,051	$125,721,107	$ 567,088,720	$ 60,890,220	$291,621,342	$19,915,406	$52,726,287
$ 5,050,648	$ 1,530,453	$ 6,137,619	$ 12,350,839	$ 1,077,190	$ 4,307,702	$ 367,737	$ 382,818
$ 4,878,463	$ 1,404,439	$ 4,090,445	$ 12,274,527	$ 195,737	$ 4,175,929	$ 351,391	$ 224,189

51

Statements of Operations
For the year ended August 31, 2019
	Invesco DWA SmallCap Momentum ETF (DWAS)	Invesco DWA Tactical Multi-Asset Income ETF (DWIN)	Invesco DWA Tactical Sector Rotation ETF (DWTR)	Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)
Investment income:
Unaffiliated dividend income	$ 1,219,341	$ -	$ -	$ 744,838
Affiliated dividend income	1,447	2,117,978	155,011	1,876
Securities lending income	480,155	123,246	7,576	46,838
Foreign witholding tax	(2,232)	-	-	-
Total investment income	1,698,711	2,241,224	162,587	793,552
Expenses:
Unitary management fees	1,774,238	107,587	100,240	186,435
Proxy fees	9,901	7,322	7,646	7,193
Total expenses	1,784,139	114,909	107,886	193,628
Less: Waivers	(114)	(41)	(28)	(141)
Net expenses	1,784,025	114,868	107,858	193,487
Net investment income (loss)	(85,314)	2,126,356	54,729	600,065
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(63,982,708)	-	-	(1,986,110)
Affiliated investment securities	-	(1,970,655)	(2,397,467)	-
Unaffiliated in-kind redemptions	48,483,361	—	—	2,414,618
Affiliated in-kind redemptions	-	(1,251,508)	4,027,406	-
Net realized gain (loss)	(15,499,347)	(3,222,163)	1,629,939	428,508
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(48,298,523)	-	-	(15,935,546)
Affiliated investment securities	-	2,914,141	(2,970,560)	-
Change in unrealized appreciation (depreciation)	(48,298,523)	2,914,141	(2,970,560)	(15,935,546)
Net realized and unrealized gain (loss)	(63,797,870)	(308,022)	(1,340,621)	(15,507,038)
Net increase (decrease) in net assets resulting from operations	$(63,883,184)	$ 1,818,334	$ (1,285,892)	$(14,906,973)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco S&P SmallCap Consumer Staples ETF (PSCC)	Invesco S&P SmallCap Energy ETF (PSCE)	Invesco S&P SmallCap Financials ETF (PSCF)	Invesco S&P SmallCap Health Care ETF (PSCH)	Invesco S&P SmallCap Industrials ETF (PSCI)	Invesco S&P SmallCap Information Technology ETF (PSCT)	Invesco S&P SmallCap Materials ETF (PSCM)	Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)

$ 1,136,243	$ 27,680	$ 4,638,546	$ 1,099,877	$ 767,917	$ 2,052,446	$ 258,760	$ 1,531,110
1,487	143	186,281	5,730	699	5,871	738	1,594
117,434	6,921	21,710	202,010	1,299	33,001	1,688	44,138
-	-	(3,081)	-	-	-	-	-
1,255,164	34,744	4,843,456	1,307,617	769,915	2,091,318	261,186	1,576,842

212,280	94,102	464,957	2,347,678	255,251	992,726	60,224	177,477
7,547	7,119	8,413	13,077	7,585	10,544	7,032	7,467
219,827	101,221	473,370	2,360,755	262,836	1,003,270	67,256	184,944
(136)	(13)	(278)	(410)	(50)	(395)	(61)	(126)
219,691	101,208	473,092	2,360,345	262,786	1,002,875	67,195	184,818
1,035,473	(66,464)	4,370,364	(1,052,728)	507,129	1,088,443	193,991	1,392,024

(5,501,249)	(9,547,257)	(824,620)	(65,859,062)	(2,991,475)	(2,104,326)	(2,334,260)	(1,890,940)
-	-	(35,493)	-	-	-	-	-
4,483,911	(2,476,147)	21,866,208	79,114,523	17,812,085	39,389,721	1,215,942	4,198,043
-	-	(114,633)	-	-	-	-	-
(1,017,338)	(12,023,404)	20,891,462	13,255,461	14,820,610	37,285,395	(1,118,318)	2,307,103

(15,486,237)	(17,126,028)	(48,317,039)	(307,211,301)	(40,566,278)	(82,316,420)	(6,007,809)	(6,803,443)
-	-	(23,434)	-	-	-	2	-
(15,486,237)	(17,126,028)	(48,340,473)	(307,211,301)	(40,566,278)	(82,316,420)	(6,007,807)	(6,803,443)
(16,503,575)	(29,149,432)	(27,449,011)	(293,955,840)	(25,745,668)	(45,031,025)	(7,126,125)	(4,496,340)
$(15,468,102)	$(29,215,896)	$(23,078,647)	$ (295,008,568)	$(25,238,539)	$(43,942,582)	$(6,932,134)	$(3,104,316)

53

Statements of Changes in Net Assets
For the year ended August 31, 2019, period November 1, 2017 through August 31, 2018 and the year ended October 31, 2017
	Invesco DWA SmallCap Momentum ETF (DWAS)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income (loss)	$ (85,314)	$ (54,527)	$ 635,864
Net realized gain (loss)	(15,499,347)	18,011,734	23,276,016
Change in net unrealized appreciation (depreciation)	(48,298,523)	50,876,372	31,038,733
Net increase (decrease) in net assets resulting from operations	(63,883,184)	68,833,579	54,950,613
Distributions to Shareholders from:
Distributable earnings	-	(495,961)	(705,632)
Shareholder Transactions:
Proceeds from shares sold	225,176,675	340,693,590	222,389,150
Value of shares repurchased	(351,255,273)	(183,576,402)	(203,974,345)
Net increase (decrease) in net assets resulting from share transactions	(126,078,598)	157,117,188	18,414,805
Net increase (decrease) in net assets	(189,961,782)	225,454,806	72,659,786
Net assets:
Beginning of period	453,971,765	228,516,959	155,857,173
End of period	$ 264,009,983	$ 453,971,765	$ 228,516,959
Changes in Shares Outstanding:
Shares sold	4,200,000	6,500,000	5,150,000
Shares repurchased	(6,900,000)	(3,600,000)	(4,800,000)
Shares outstanding, beginning of period	7,650,000	4,750,000	4,400,000
Shares outstanding, end of period	4,950,000	7,650,000	4,750,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco DWA Tactical Multi-Asset Income ETF (DWIN)			Invesco DWA Tactical Sector Rotation ETF (DWTR)
Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017

$ 2,126,356	$ 2,379,870	$ 6,642,285	$ 54,729	$ 137,214	$ 895,986
(3,222,163)	(3,393,858)	1,155,714	1,629,939	6,242,326	4,305,657
2,914,141	(1,723,886)	(2,518,358)	(2,970,560)	3,661,769	9,481,303
1,818,334	(2,737,874)	5,279,641	(1,285,892)	10,041,309	14,682,946

(2,511,673)	(3,343,498)	(5,282,805)	(121,902)	(179,329)	(891,782)

7,565,551	-	16,651,048	18,565,458	63,575,125	111,684,930
(28,170,110)	(43,717,814)	(23,145,887)	(36,682,051)	(53,014,995)	(229,700,916)
(20,604,559)	(43,717,814)	(6,494,839)	(18,116,593)	10,560,130	(118,015,986)
(21,297,898)	(49,799,186)	(6,498,003)	(19,524,387)	20,422,110	(104,224,822)

62,548,953	112,348,139	118,846,142	88,318,697	67,896,587	172,121,409
$ 41,251,055	$ 62,548,953	$112,348,139	$ 68,794,310	$ 88,318,697	$ 67,896,587

300,000	-	600,000	600,000	2,150,000	4,550,000
(1,150,000)	(1,700,000)	(850,000)	(1,250,000)	(1,800,000)	(9,250,000)
2,450,001	4,150,001	4,400,001	2,750,001	2,400,001	7,100,001
1,600,001	2,450,001	4,150,001	2,100,001	2,750,001	2,400,001

55

Statements of Changes in Net Assets—(continued)
For the year ended August 31, 2019, period November 1, 2017 through August 31, 2018 and the year ended October 31, 2017
	Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income (loss)	$ 600,065	$ 713,141	$ 809,990
Net realized gain (loss)	428,508	14,457,634	3,044,577
Change in net unrealized appreciation (depreciation)	(15,935,546)	4,541,379	10,549,959
Net increase (decrease) in net assets resulting from operations	(14,906,973)	19,712,154	14,404,526
Distributions to Shareholders from:
Distributable earnings	(792,177)	(569,275)	(893,766)
Return of capital	-	-	-
Total distributions to shareholders	(792,177)	(569,275)	(893,766)
Shareholder Transactions:
Proceeds from shares sold	13,006,122	55,796,510	10,583,736
Value of shares repurchased	(67,075,644)	(48,764,104)	(31,787,168)
Net increase (decrease) in net assets resulting from share transactions	(54,069,522)	7,032,406	(21,203,432)
Net increase (decrease) in net assets	(69,768,672)	26,175,285	(7,692,672)
Net assets:
Beginning of period	92,717,921	66,542,636	74,235,308
End of period	$ 22,949,249	$ 92,717,921	$ 66,542,636
Changes in Shares Outstanding:
Shares sold	200,000	850,000	200,000
Shares repurchased	(1,100,000)	(750,000)	(600,000)
Shares outstanding, beginning of period	1,300,000	1,200,000	1,600,000
Shares outstanding, end of period	400,000	1,300,000	1,200,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco S&P SmallCap Consumer Staples ETF (PSCC)			Invesco S&P SmallCap Energy ETF (PSCE)
Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017

$ 1,035,473	$ 395,319	$ 846,131	$ (66,464)	$ 19,719	$ (29,706)
(1,017,338)	(96,808)	5,376,686	(12,023,404)	(3,358,272)	(7,216,687)
(15,486,237)	8,564,790	3,992,825	(17,126,028)	8,803,738	(3,055,667)
(15,468,102)	8,863,301	10,215,642	(29,215,896)	5,465,185	(10,302,060)

(1,108,459)	(399,525)	(1,101,515)	(67,203)	(24,419)	(33,355)
-	-	-	-	-	(44,284)
(1,108,459)	(399,525)	(1,101,515)	(67,203)	(24,419)	(77,639)

24,629,279	45,218,752	30,925,031	5,097,304	38,175,819	46,799,797
(51,011,220)	(18,351,655)	(55,049,184)	(16,766,857)	(31,618,448)	(40,629,050)
(26,381,941)	26,867,097	(24,124,153)	(11,669,553)	6,557,371	6,170,747
(42,958,502)	35,330,873	(15,010,026)	(40,952,652)	11,998,137	(4,208,952)

89,680,592	54,349,719	69,359,745	60,475,379	48,477,242	52,686,194
$ 46,722,090	$ 89,680,592	$ 54,349,719	$ 19,522,727	$ 60,475,379	$ 48,477,242

300,000	550,000	450,000	550,000	2,350,000	2,700,000
(700,000)	(250,000)	(800,000)	(1,450,000)	(2,050,000)	(2,450,000)
1,050,000	750,000	1,100,000	3,700,000	3,400,000	3,150,000
650,000	1,050,000	750,000	2,800,000	3,700,000	3,400,000

57

Statements of Changes in Net Assets—(continued)
For the year ended August 31, 2019, period November 1, 2017 through August 31, 2018 and the year ended October 31, 2017
	Invesco S&P SmallCap Financials ETF (PSCF)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income (loss)	$ 4,370,364	$ 4,438,052	$ 5,875,625
Net realized gain	20,891,462	20,306,836	31,285,447
Change in net unrealized appreciation (depreciation)	(48,340,473)	2,970,336	16,593,709
Net increase (decrease) in net assets resulting from operations	(23,078,647)	27,715,224	53,754,781
Distributions to Shareholders from:
Distributable earnings	(7,581,864)	(3,619,319)	(5,931,081)
Shareholder Transactions:
Proceeds from shares sold	13,732,604	52,796,123	116,031,160
Value of shares repurchased	(126,586,776)	(64,697,993)	(105,676,237)
Net increase (decrease) in net assets resulting from share transactions	(112,854,172)	(11,901,870)	10,354,923
Net increase (decrease) in net assets	(143,514,683)	12,194,035	58,178,623
Net assets:
Beginning of period	267,169,188	254,975,153	196,796,530
End of period	$ 123,654,505	$267,169,188	$ 254,975,153
Changes in Shares Outstanding:
Shares sold	250,000	950,000	2,250,000
Shares repurchased	(2,350,000)	(1,200,000)	(2,050,000)
Shares outstanding, beginning of period	4,450,000	4,700,000	4,500,000
Shares outstanding, end of period	2,350,000	4,450,000	4,700,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco S&P SmallCap Health Care ETF (PSCH)			Invesco S&P SmallCap Industrials ETF (PSCI)
Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017

$ (1,052,728)	$ (172,684)	$ (79,934)	$ 507,129	$ 622,281	$ 825,535
13,255,461	70,417,494	13,214,608	14,820,610	6,532,607	4,968,423
(307,211,301)	174,671,274	47,344,189	(40,566,278)	16,602,277	15,266,745
(295,008,568)	244,916,084	60,478,863	(25,238,539)	23,757,165	21,060,703

(51,156)	-	(47,751)	(548,473)	(571,956)	(823,198)

444,665,077	870,054,108	62,939,784	16,943,354	51,182,877	41,702,200
(857,032,957)	(180,118,071)	(53,239,975)	(90,814,418)	(19,577,737)	(19,531,894)
(412,367,880)	689,936,037	9,699,809	(73,871,064)	31,605,140	22,170,306
(707,427,604)	934,852,121	70,130,921	(99,658,076)	54,790,349	42,407,811

1,172,569,277	237,717,156	167,586,235	154,204,683	99,414,334	57,006,523
$ 465,141,673	$1,172,569,277	$237,717,156	$ 54,546,607	$154,204,683	$ 99,414,334

3,300,000	7,000,000	750,000	250,000	750,000	750,000
(7,350,000)	(1,500,000)	(650,000)	(1,450,000)	(300,000)	(350,000)
8,100,000	2,600,000	2,500,000	2,050,000	1,600,000	1,200,000
4,050,000	8,100,000	2,600,000	850,000	2,050,000	1,600,000

59

Statements of Changes in Net Assets—(continued)
For the year ended August 31, 2019, period November 1, 2017 through August 31, 2018 and the year ended October 31, 2017
	Invesco S&P SmallCap Information Technology ETF (PSCT)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$ 1,088,443	$ 1,481,497	$ 1,398,712
Net realized gain (loss)	37,285,395	54,558,963	94,429,501
Change in net unrealized appreciation (depreciation)	(82,316,420)	(15,469,273)	60,462,587
Net increase (decrease) in net assets resulting from operations	(43,942,582)	40,571,187	156,290,800
Distributions to Shareholders from:
Distributable earnings	(1,350,753)	(1,663,745)	(1,151,080)
Shareholder Transactions:
Proceeds from shares sold	40,581,225	88,536,701	198,874,614
Value of shares repurchased	(167,837,979)	(227,481,333)	(286,466,093)
Net increase (decrease) in net assets resulting from share transactions	(127,256,754)	(138,944,632)	(87,591,479)
Net increase (decrease) in net assets	(172,550,089)	(100,037,190)	67,548,241
Net assets:
Beginning of period	475,958,382	575,995,572	508,447,331
End of period	$ 303,408,293	$ 475,958,382	$ 575,995,572
Changes in Shares Outstanding:
Shares sold	500,000	1,100,000	2,750,000
Shares repurchased	(2,150,000)	(2,900,000)	(3,950,000)
Shares outstanding, beginning of period	5,300,000	7,100,000	8,300,000
Shares outstanding, end of period	3,650,000	5,300,000	7,100,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco S&P SmallCap Materials ETF (PSCM)			Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)
Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017

$ 193,991	$ 294,725	$ 536,372	$ 1,392,024	$ 1,099,915	$ 824,823
(1,118,318)	2,843,768	7,515,745	2,307,103	239,103	4,532,270
(6,007,807)	442,622	613,006	(6,803,443)	(318,630)	6,345,264
(6,932,134)	3,581,115	8,665,123	(3,104,316)	1,020,388	11,702,357

(233,740)	(272,639)	(499,363)	(1,441,686)	(1,199,988)	(2,439,988)

4,777,183	5,116,032	84,882,052	27,992,459	31,729,169	33,867,163
(13,850,155)	(26,269,680)	(62,051,032)	(34,405,985)	(23,055,601)	(38,137,856)
(9,072,972)	(21,153,648)	22,831,020	(6,413,526)	8,673,568	(4,270,693)
(16,238,846)	(17,845,172)	30,996,780	(10,959,528)	8,493,968	4,991,676

30,565,743	48,410,915	17,414,135	61,380,951	52,886,983	47,895,307
$ 14,326,897	$ 30,565,743	$ 48,410,915	$ 50,421,423	$ 61,380,951	$ 52,886,983

100,000	100,000	1,800,000	500,000	600,000	650,000
(300,000)	(500,000)	(1,300,000)	(650,000)	(450,000)	(750,000)
550,000	950,000	450,000	1,100,000	950,000	1,050,000
350,000	550,000	950,000	950,000	1,100,000	950,000

61

Financial Highlights
Invesco DWA SmallCap Momentum ETF (DWAS)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 59.34	$ 48.11	$ 35.42	$ 38.19	$ 38.24	$ 37.14
Net investment income (loss)(a)	(0.01)	(0.01)	0.14	0.15	0.02	0.01
Net realized and unrealized gain (loss) on investments	(5.99)	11.34	12.71	(2.81)	(0.04)	1.11
Total from investment operations	(6.00)	11.33	12.85	(2.66)	(0.02)	1.12
Distributions to shareholders from:
Net investment income	-	(0.10)	(0.16)	(0.11)	(0.03)	(0.01)
Return of capital	-	-	-	-	-	(0.01)
Total distributions	-	(0.10)	(0.16)	(0.11)	(0.03)	(0.02)
Net asset value at end of period	$ 53.34	$ 59.34	$ 48.11	$ 35.42	$ 38.19	$ 38.24
Market price at end of period(b)	$ 53.34	$ 59.36	$ 48.16	$ 35.40	$ 38.18	$ 38.24
Net Asset Value Total Return(c)	(10.11)%	23.60%	36.38%	(6.97)%	(0.05)%	3.03%
Market Price Total Return(c)	(10.14)%	23.51%	36.60%	(7.00)%	(0.08)%	2.80%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$264,010	$453,972	$228,517	$155,857	$416,316	$292,517
Ratio to average net assets of:
Expenses	0.60%	0.60% (d)	0.60%	0.60%	0.60%	0.60%
Net investment income (loss)	(0.03)%	(0.02)% (d)	0.34%	0.41%	0.06%	0.04%
Portfolio turnover rate(e)	159%	100%	131%	169%	141%	168%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Financial Highlights—(continued)
Invesco DWA Tactical Multi-Asset Income ETF (DWIN)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	For the Period March 7, 2016(a) Through October 31, 2016
Per Share Operating Performance:
Net asset value at beginning of period	$ 25.53	$ 27.07	$ 27.01	$ 25.09
Net investment income(b)	1.23	0.73 (c)	1.56	0.84
Net realized and unrealized gain (loss) on investments	0.49	(1.23)	(0.25)	1.86
Total from investment operations	1.72	(0.50)	1.31	2.70
Distributions to shareholders from:
Net investment income	(1.47)	(1.04)	(1.25)	(0.78)
Net asset value at end of period	$ 25.78	$ 25.53	$ 27.07	$ 27.01
Market price at end of period(d)	$ 25.79	$ 25.51	$ 27.07	$ 27.04
Net Asset Value Total Return(e)	7.17%	(1.79)%	4.87%	10.80% (f)
Market Price Total Return(e)	7.29%	(1.87)%	4.74%	10.92% (f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$41,251	$62,549	$112,348	$118,846
Ratio to average net assets of:
Expenses(g)	0.27% (h)	0.25% (i)	0.25%	0.25% (i)
Net investment income	4.94% (h)	3.36% (c)(i)	5.68%	4.71% (i)
Portfolio turnover rate(j)	52%	17%	3%	21%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a return of capital adjustment recorded during the period. Had this adjustment not been recorded, net investment income per share and the ratio of net investment income to average net assets would have been $1.28 and 5.88%, respectively.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (March 10, 2016, the first day of trading on the exchange) to October 31, 2016 was 10.88%. The market price total return from Fund Inception to October 31, 2016 was 11.05%.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(h)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(i)	Annualized.
(j)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Financial Highlights—(continued)
Invesco DWA Tactical Sector Rotation ETF (DWTR)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,		For the Period October 7, 2015(a) Through October 31, 2015
			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$ 32.12	$ 28.29	$ 24.24	$ 25.82	$ 25.17
Net investment income (loss)(b)	0.02	0.06	0.20	0.18	(0.00) (c)
Net realized and unrealized gain (loss) on investments	0.68	3.85	4.02	(1.57)	0.65
Total from investment operations	0.70	3.91	4.22	(1.39)	0.65
Distributions to shareholders from:
Net investment income	(0.06)	(0.08)	(0.17)	(0.19)	-
Return of capital	-	-	-	(0.00) (c)	-
Total distributions	(0.06)	(0.08)	(0.17)	(0.19)	-
Net asset value at end of period	$ 32.76	$ 32.12	$ 28.29	$ 24.24	$ 25.82
Market price at end of period(d)	$ 32.71	$ 32.15	$ 28.28	$ 24.24	$ 25.84
Net Asset Value Total Return(e)	2.19%	13.84%	17.50%	(5.40)%	2.58% (f)
Market Price Total Return(e)	1.94%	13.99%	17.46%	(5.47)%	2.66% (f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$68,794	$88,319	$67,897	$172,121	$42,604
Ratio to average net assets of:
Expenses(g)	0.16% (h)	0.15% (i)	0.15%	0.15%	0.15% (i)
Net investment income (loss)	0.08% (h)	0.24% (i)	0.78%	0.75%	(0.15)% (i)
Portfolio turnover rate(j)	129%	62%	163%	49%	0% (k)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 1.73%. The market price total return from Fund Inception to October 31, 2015 was 1.81%.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(h)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(i)	Annualized.
(j)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(k)	Amount represents less than 0.5%.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Financial Highlights—(continued)
Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 71.32	$ 55.45	$ 46.40	$ 49.35	$ 47.26	$ 45.42
Net investment income(a)	0.57	0.56	0.66	0.41	0.50	0.32
Net realized and unrealized gain (loss) on investments	(13.81)	15.78	9.12	(2.99)	2.10	1.80
Total from investment operations	(13.24)	16.34	9.78	(2.58)	2.60	2.12
Distributions to shareholders from:
Net investment income	(0.71)	(0.47)	(0.73)	(0.37)	(0.51)	(0.28)
Net asset value at end of period	$ 57.37	$ 71.32	$ 55.45	$ 46.40	$ 49.35	$ 47.26
Market price at end of period(b)	$ 57.36	$ 71.31	$ 55.51	$ 46.41	$ 49.37	$ 47.27
Net Asset Value Total Return(c)	(18.57)%	29.58%	21.15%	(5.23)%	5.43%	4.66%
Market Price Total Return(c)	(18.58)%	29.43%	21.26%	(5.24)%	5.45%	4.45%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$22,949	$92,718	$66,543	$74,235	$115,974	$92,148
Ratio to average net assets of:
Expenses	0.30% (d)	0.29% (e)	0.29%	0.29%	0.29%	0.29%
Net investment income	0.93% (d)	1.07% (e)	1.25%	0.86%	0.96%	0.69%
Portfolio turnover rate(f)	27%	9%	19%	33%	19%	13%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Financial Highlights—(continued)
Invesco S&P SmallCap Consumer Staples ETF (PSCC)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 85.41	$ 72.47	$ 63.05	$ 57.26	$ 53.83	$ 48.58
Net investment income(a)	1.09	0.56	0.94	0.90	0.61	0.28
Net realized and unrealized gain (loss) on investments	(13.48)	12.91	9.64	5.75	3.88	5.21
Total from investment operations	(12.39)	13.47	10.58	6.65	4.49	5.49
Distributions to shareholders from:
Net investment income	(1.14)	(0.53)	(1.16)	(0.86)	(0.36)	(0.24)
Net realized gains	-	-	-	-	(0.70)	-
Total distributions	(1.14)	(0.53)	(1.16)	(0.86)	(1.06)	(0.24)
Net asset value at end of period	$ 71.88	$ 85.41	$ 72.47	$ 63.05	$ 57.26	$ 53.83
Market price at end of period(b)	$ 71.66	$ 85.34	$ 72.54	$ 62.99	$ 57.31	$ 53.82
Net Asset Value Total Return(c)	(14.52)%	18.70%	16.88%	11.79%	8.43%	11.34%
Market Price Total Return(c)	(14.71)%	18.49%	17.11%	11.59%	8.54%	11.08%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$46,722	$89,681	$54,350	$69,360	$31,494	$32,295
Ratio to average net assets of:
Expenses	0.30% (d)	0.29% (e)	0.29%	0.29%	0.29%	0.29%
Net investment income	1.41% (d)	0.89% (e)	1.38%	1.46%	1.11%	0.57%
Portfolio turnover rate(f)	59%	42%	62%	68%	39%	33%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Financial Highlights—(continued)
Invesco S&P SmallCap Energy ETF (PSCE)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 16.34	$ 14.26	$ 16.73	$ 18.12	$ 37.85	$ 48.28
Net investment income (loss)(a)	(0.02)	(0.00) (b)	(0.01)	0.06	0.14	0.04
Net realized and unrealized gain (loss) on investments	(9.33)	2.09	(2.44)	(1.36)	(19.74)	(10.45)
Total from investment operations	(9.35)	2.09	(2.45)	(1.30)	(19.60)	(10.41)
Distributions to shareholders from:
Net investment income	(0.02)	(0.01)	(0.01)	(0.09)	(0.13)	(0.02)
Return of capital	-	-	(0.01)	-	-	(0.00) (b)
Total distributions	(0.02)	(0.01)	(0.02)	(0.09)	(0.13)	(0.02)
Net asset value at end of period	$ 6.97	$ 16.34	$ 14.26	$ 16.73	$ 18.12	$ 37.85
Market price at end of period(c)	$ 6.98	$ 16.33	$ 14.30	$ 16.75	$ 18.13	$ 37.84
Net Asset Value Total Return(d)	(57.29)%	14.64%	(14.69)%	(7.11)%	(51.89)%	(21.57)%
Market Price Total Return(d)	(57.20)%	14.25%	(14.55)%	(7.05)%	(51.85)%	(21.82)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$19,523	$60,475	$48,477	$52,686	$37,149	$30,281
Ratio to average net assets of:
Expenses	0.31% (e)	0.29% (f)	0.29%	0.29%	0.29%	0.29%
Net investment income (loss)	(0.20)% (e)	0.04% (f)	(0.05)%	0.38%	0.57%	0.07%
Portfolio turnover rate(g)	48%	40%	39%	21%	38%	27%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Financial Highlights—(continued)
Invesco S&P SmallCap Financials ETF (PSCF)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 60.04	$ 54.25	$ 43.73	$ 42.41	$ 40.98	$ 38.42
Net investment income(a)	1.48	1.05	1.25	1.14	0.98	0.89
Net realized and unrealized gain (loss) on investments	(6.48)	5.63	10.58	1.44	1.32	2.67
Total from investment operations	(5.00)	6.68	11.83	2.58	2.30	3.56
Distributions to shareholders from:
Net investment income	(1.85)	(0.89)	(1.09)	(1.18)	(0.87)	(0.97)
Net realized gains	(0.57)	-	(0.22)	(0.08)	-	(0.03)
Total distributions	(2.42)	(0.89)	(1.31)	(1.26)	(0.87)	(1.00)
Net asset value at end of period	$ 52.62	$ 60.04	$ 54.25	$ 43.73	$ 42.41	$ 40.98
Market price at end of period(b)	$ 52.54	$ 60.09	$ 54.31	$ 43.73	$ 42.45	$ 40.97
Net Asset Value Total Return(c)	(8.05)%	12.44%	27.23%	6.29%	5.68%	9.40%
Market Price Total Return(c)	(8.27)%	12.41%	27.37%	6.19%	5.80%	9.14%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$123,655	$267,169	$254,975	$196,797	$182,347	$114,753
Ratio to average net assets of:
Expenses	0.30% (d)	0.29% (e)	0.29%	0.29%	0.29% (f)	0.29% (f)
Net investment income	2.73% (d)	2.26% (e)	2.44%	2.73%	2.38%	2.31%
Portfolio turnover rate(g)	16%	17%	21%	16%	16%	16%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Financial Highlights—(continued)
Invesco S&P SmallCap Health Care ETF (PSCH)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 144.76	$ 91.43	$ 67.03	$ 66.81	$ 60.07	$ 50.90
Net investment income (loss)(a)	(0.16)	(0.04)	(0.03)	0.00 (b)	(0.01)	0.04
Net realized and unrealized gain (loss) on investments	(29.74)	53.37	24.45	0.22	8.22	9.17
Total from investment operations	(29.90)	53.33	24.42	0.22	8.21	9.21
Distributions to shareholders from:
Net investment income	(0.01)	-	(0.02)	-	(0.03)	(0.04)
Net realized gains	-	-	-	-	(1.44)	-
Total distributions	(0.01)	-	(0.02)	-	(1.47)	(0.04)
Net asset value at end of period	$ 114.85	$ 144.76	$ 91.43	$ 67.03	$ 66.81	$ 60.07
Market price at end of period(c)	$ 114.81	$ 144.99	$ 91.58	$ 67.00	$ 66.86	$ 60.03
Net Asset Value Total Return(d)	(20.66)%	58.32%	36.44%	0.33%	13.96%	18.10%
Market Price Total Return(d)	(20.82)%	58.31%	36.72%	0.21%	14.12%	17.81%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$465,142	$1,172,569	$237,717	$167,586	$230,504	$165,200
Ratio to average net assets of:
Expenses	0.29%	0.29% (e)	0.29%	0.29%	0.29%	0.29%
Net investment income (loss)	(0.13)%	(0.04)% (e)	(0.04)%	0.01%	(0.02)%	0.08%
Portfolio turnover rate(f)	36%	20%	19%	23%	22%	27%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Financial Highlights—(continued)
Invesco S&P SmallCap Industrials ETF (PSCI)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 75.22	$ 62.13	$ 47.51	$ 45.55	$ 44.89	$ 42.30
Net investment income(a)	0.37	0.36	0.53	0.34	0.45	0.34
Net realized and unrealized gain (loss) on investments	(11.03)	13.07	14.62	1.96	0.68	2.57
Total from investment operations	(10.66)	13.43	15.15	2.30	1.13	2.91
Distributions to shareholders from:
Net investment income	(0.39)	(0.34)	(0.53)	(0.34)	(0.47)	(0.32)
Net asset value at end of period	$ 64.17	$ 75.22	$ 62.13	$ 47.51	$ 45.55	$ 44.89
Market price at end of period(b)	$ 64.21	$ 75.25	$ 62.21	$ 47.42	$ 45.57	$ 44.83
Net Asset Value Total Return(c)	(14.16)%	21.69%	32.00%	5.10%	2.51%	6.87%
Market Price Total Return(c)	(14.14)%	21.59%	32.42%	4.86%	2.69%	6.53%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$54,547	$154,205	$99,414	$57,007	$70,608	$100,998
Ratio to average net assets of:
Expenses	0.30% (d)	0.29% (e)	0.29%	0.29%	0.29%	0.29%
Net investment income	0.58% (d)	0.66% (e)	0.94%	0.75%	0.98%	0.78%
Portfolio turnover rate(f)	9%	2%	7%	16%	11%	15%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Financial Highlights—(continued)
Invesco S&P SmallCap Information Technology ETF (PSCT)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 89.80	$ 81.13	$ 61.26	$ 51.70	$ 48.02	$ 41.59
Net investment income(a)	0.25	0.27	0.19	0.10	0.08	0.09
Net realized and unrealized gain (loss) on investments	(6.62)	8.69	19.83	9.58	3.64	6.43
Total from investment operations	(6.37)	8.96	20.02	9.68	3.72	6.52
Distributions to shareholders from:
Net investment income	(0.30)	(0.29)	(0.15)	(0.12)	(0.04)	(0.09)
Net asset value at end of period	$ 83.13	$ 89.80	$ 81.13	$ 61.26	$ 51.70	$ 48.02
Market price at end of period(b)	$ 83.05	$ 89.71	$ 81.23	$ 61.28	$ 51.77	$ 48.01
Net Asset Value Total Return(c)	(7.08)%	11.09%	32.71%	18.75%	7.75%	15.69%
Market Price Total Return(c)	(7.08)%	10.85%	32.84%	18.63%	7.92%	15.44%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$303,408	$475,958	$575,996	$508,447	$390,315	$225,700
Ratio to average net assets of:
Expenses	0.29%	0.29% (d)	0.29%	0.29%	0.29%	0.29%
Net investment income	0.32%	0.40% (d)	0.26%	0.18%	0.16%	0.21%
Portfolio turnover rate(e)	11%	15%	16%	15%	15%	10%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Financial Highlights—(continued)
Invesco S&P SmallCap Materials ETF (PSCM)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 55.57	$ 50.96	$ 38.70	$ 34.36	$ 43.97	$ 40.34
Net investment income(a)	0.44	0.40	0.41	0.35	0.35	0.28
Net realized and unrealized gain (loss) on investments	(14.56)	4.54	12.19	4.36	(9.50)	3.58
Total from investment operations	(14.12)	4.94	12.60	4.71	(9.15)	3.86
Distributions to shareholders from:
Net investment income	(0.52)	(0.33)	(0.34)	(0.37)	(0.46)	(0.23)
Net asset value at end of period	$ 40.93	$ 55.57	$ 50.96	$ 38.70	$ 34.36	$ 43.97
Market price at end of period(b)	$ 40.91	$ 55.57	$ 51.00	$ 38.77	$ 34.37	$ 43.95
Net Asset Value Total Return(c)	(25.50)%	9.73%	32.62%	13.89%	(20.94)%	9.56%
Market Price Total Return(c)	(25.54)%	9.65%	32.48%	14.07%	(20.88)%	9.30%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$14,327	$30,566	$48,411	$17,414	$10,309	$50,564
Ratio to average net assets of:
Expenses	0.32% (d)	0.29% (e)	0.29%	0.29%	0.29%	0.29%
Net investment income	0.93% (d)	0.91% (e)	0.87%	1.01%	0.87%	0.63%
Portfolio turnover rate(f)	24%	9%	21%	16%	17%	12%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Ratios include non-recurring costs associated with a proxy statement of 0.03%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Financial Highlights—(continued)
Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 55.80	$ 55.67	$ 45.61	$ 41.99	$ 38.34	$ 34.29
Net investment income(a)	1.22	1.14	0.87	1.06	1.02	1.00
Net realized and unrealized gain (loss) on investments	(2.70)	0.23	11.81	3.67	3.96	4.01
Total from investment operations	(1.48)	1.37	12.68	4.73	4.98	5.01
Distributions to shareholders from:
Net investment income	(1.24)	(1.24)	(0.86)	(1.11)	(1.33)	(0.96)
Net realized gains	-	-	(1.76)	-	-	-
Total distributions	(1.24)	(1.24)	(2.62)	(1.11)	(1.33)	(0.96)
Net asset value at end of period	$ 53.08	$ 55.80	$ 55.67	$ 45.61	$ 41.99	$ 38.34
Market price at end of period(b)	$ 53.01	$ 55.82	$ 55.70	$ 45.57	$ 42.01	$ 38.33
Net Asset Value Total Return(c)	(2.58)%	2.55%	28.66%	11.38%	13.43%	14.87%
Market Price Total Return(c)	(2.74)%	2.54%	28.83%	11.23%	13.52%	14.68%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$50,421	$61,381	$52,887	$47,895	$39,887	$40,259
Ratio to average net assets of:
Expenses	0.30% (d)	0.29% (e)	0.29%	0.29%	0.29%	0.29%
Net investment income	2.27% (d)	2.58% (e)	1.73%	2.35%	2.63%	2.86%
Portfolio turnover rate(f)	66%	48%	48%	69%	18%	34%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Notes to Financial Statements
Invesco Exchange-Traded Fund Trust II
August 31, 2019
NOTE 1—Organization
Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:
Full Name	Short Name
Invesco DWA SmallCap Momentum ETF (DWAS)	"DWA SmallCap Momentum ETF"
Invesco DWA Tactical Multi-Asset Income ETF (DWIN)	"DWA Tactical Multi-Asset Income ETF"
Invesco DWA Tactical Sector Rotation ETF (DWTR)	"DWA Tactical Sector Rotation ETF"
Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)	"S&P SmallCap Consumer Discretionary ETF"
Invesco S&P SmallCap Consumer Staples ETF (PSCC)	"S&P SmallCap Consumer Staples ETF"
Invesco S&P SmallCap Energy ETF (PSCE)	"S&P SmallCap Energy ETF"
Invesco S&P SmallCap Financials ETF (PSCF)	"S&P SmallCap Financials ETF"
Invesco S&P SmallCap Health Care ETF (PSCH)	"S&P SmallCap Health Care ETF"
Invesco S&P SmallCap Industrials ETF (PSCI)	"S&P SmallCap Industrials ETF"
Invesco S&P SmallCap Information Technology ETF (PSCT)	"S&P SmallCap Information Technology ETF"
Invesco S&P SmallCap Materials ETF (PSCM)	"S&P SmallCap Materials ETF"
Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)	"S&P SmallCap Utilities & Communication Services ETF"
Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The NASDAQ Stock Market.
Effective as of the open of markets on September 24, 2018, Invesco S&P SmallCap Utilities ETF changed its name, underlying index, investment objective and principal investment strategy. The new name and underlying index are Invesco S&P SmallCap Utilities & Communication Services ETF and S&P SmallCap 600® Capped Utilities & Communication Services Index, respectively.
The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.
DWA Tactical Multi-Asset Income ETF and DWA Tactical Sector Rotation ETF are each a “fund of funds,” in that each invests in other exchange-traded funds (“Underlying Funds”) advised by Invesco Capital Management LLC (the “Adviser”) or other unaffiliated advisers. Each Underlying Fund’s accounting policies are outlined in that Underlying Fund’s financial statements and are publicly available.
The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):
Fund	Underlying Index
DWA SmallCap Momentum ETF	Dorsey Wright® SmallCap Technical Leaders Index
DWA Tactical Multi-Asset Income ETF	Dorsey Wright® Multi-Asset Income Index
DWA Tactical Sector Rotation ETF	Dorsey Wright® Sector 4 Index
S&P SmallCap Consumer Discretionary ETF	S&P SmallCap 600® Capped Consumer Discretionary Index
S&P SmallCap Consumer Staples ETF	S&P SmallCap 600® Capped Consumer Staples Index
S&P SmallCap Energy ETF	S&P SmallCap 600® Capped Energy Index
S&P SmallCap Financials ETF	S&P SmallCap 600® Capped Financials & Real Estate Index
S&P SmallCap Health Care ETF	S&P SmallCap 600® Capped Health Care Index
S&P SmallCap Industrials ETF	S&P SmallCap 600® Capped Industrials Index
S&P SmallCap Information Technology ETF	S&P SmallCap 600® Capped Information Technology Index
S&P SmallCap Materials ETF	S&P SmallCap 600® Capped Materials Index
S&P SmallCap Utilities & Communication Services ETF	S&P SmallCap 600® Capped Utilities & Communication Services Index

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NOTE 2—Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.
A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:
Securities, including restricted securities in an Underlying Fund, if any, that are held as investments of a Fund, are valued in accordance with the Underlying Fund’s valuation policy. The policies of Underlying Funds affiliated with the Funds as a result of having the same investment adviser are the same as those set forth below. A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter ("OTC") market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

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Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Other Risks
Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s NAV and possibly face trading halts and/or delisting.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Fund of Funds Risk. Because certain funds are fund of funds, their investment performance largely depends on the investment performance of the Underlying Funds in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise its Underlying Index. In addition, at times, certain of the segments of the market represented by Underlying Funds in which the Fund invests may be out of favor and underperform other segments. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, while continuing to pay its own unitary management fee. As a result, shareholders will absorb duplicate levels of fees with respect to investments in the Underlying Funds. In addition, at times certain segments of the market represented by constituent Underlying Funds in its Underlying Index may be out of favor and underperform other segments.
Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.
Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.
Non-Diversified Fund Risk. Each Fund (except DWA SmallCap Momentum ETF, S&P SmallCap Consumer Discretionary ETF, S&P SmallCap Financials ETF, S&P SmallCap Health Care ETF, S&P SmallCap Industrials ETF and S&P SmallCap Information Technology ETF) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.
Portfolio Turnover Risk. Certain Funds may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund

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buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.
Small- and Mid-Capitalization Company Risk. Certain Funds invest in securities of small- and mid- capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
C.	Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.
The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.
D.	Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
E.	Dividends and Distributions to Shareholders - Each Fund (except DWA Tactical Multi-Asset Income ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. DWA Tactical Multi-Asset Income ETF declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP"). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.
F.	Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.
The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

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G.	Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses (as set forth in the Investment Advisory Agreement).
Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.
To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.
H.	Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an "interested person" (as defined in the 1940 Act) of the Trust (each, an "Independent Trustee") is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.
J.	Securities Lending - Each Fund may participate in securities lending. Each Fund may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.
K.	Distributions from Distributable Earnings - In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the Funds have presented the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, in the Statements of Changes in Net Assets.
For the ten-month period ended August 31, 2018, distributions from distributable earnings consisted of distributions from net investment income.

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For the fiscal year ended October 31, 2017, distributions from distributable earnings consisted of:
	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gains
DWA SmallCap Momentum ETF	$ 705,632	$ -
DWA Tactical Multi-Asset Income ETF	5,282,805	-
DWA Tactical Sector Rotation ETF	891,782	-
S&P SmallCap Consumer Discretionary ETF	893,766	-
S&P SmallCap Consumer Staples ETF	1,101,515	-
S&P SmallCap Energy ETF	33,355	-
S&P SmallCap Financials ETF	4,963,250	967,831
S&P SmallCap Health Care ETF	47,751	-
S&P SmallCap Industrials ETF	823,198	-
S&P SmallCap Information Technology ETF	1,151,080	-
S&P SmallCap Materials ETF	499,363	-
S&P SmallCap Utilities & Communication Services ETF	855,529	1,584,459
NOTE 3—Investment Advisory Agreement and Other Agreements
The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.
Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee equal to a percentage of its average daily net assets as follows:
Unitary Management Fees (as a % of Net Assets)
DWA SmallCap Momentum ETF	0.60%
DWA Tactical Multi-Asset Income ETF	0.25%
DWA Tactical Sector Rotation ETF	0.15%
S&P SmallCap Consumer Discretionary ETF	0.29%
S&P SmallCap Consumer Staples ETF	0.29%
S&P SmallCap Energy ETF	0.29%
S&P SmallCap Financials ETF	0.29%
S&P SmallCap Health Care ETF	0.29%
S&P SmallCap Industrials ETF	0.29%
S&P SmallCap Information Technology ETF	0.29%
S&P SmallCap Materials ETF	0.29%
S&P SmallCap Utilities & Communication Services ETF	0.29%
Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.
Further, through August 31, 2021, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

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For fiscal year ended August 31, 2019, the Adviser waived fees for each Fund in the following amounts:
DWA SmallCap Momentum ETF	$114
DWA Tactical Multi-Asset Income ETF	41
DWA Tactical Sector Rotation ETF	28
S&P SmallCap Consumer Discretionary ETF	141
S&P SmallCap Consumer Staples ETF	136
S&P SmallCap Energy ETF	13
S&P SmallCap Financials ETF	278
S&P SmallCap Health Care ETF	410
S&P SmallCap Industrials ETF	50
S&P SmallCap Information Technology ETF	395
S&P SmallCap Materials ETF	61
S&P SmallCap Utilities & Communication Services ETF	126
The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.
The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):
Fund	Licensor
DWA SmallCap Momentum ETF	Dorsey Wright & Associates, LLC
DWA Tactical Multi-Asset Income ETF	Dorsey Wright & Associates, LLC
DWA Tactical Sector Rotation ETF	Dorsey Wright & Associates, LLC
S&P SmallCap Consumer Discretionary ETF	S&P Dow Jones Indices LLC
S&P SmallCap Consumer Staples ETF	S&P Dow Jones Indices LLC
S&P SmallCap Energy ETF	S&P Dow Jones Indices LLC
S&P SmallCap Financials ETF	S&P Dow Jones Indices LLC
S&P SmallCap Health Care ETF	S&P Dow Jones Indices LLC
S&P SmallCap Industrials ETF	S&P Dow Jones Indices LLC
S&P SmallCap Information Technology ETF	S&P Dow Jones Indices LLC
S&P SmallCap Materials ETF	S&P Dow Jones Indices LLC
S&P SmallCap Utilities & Communication Services ETF	S&P Dow Jones Indices LLC
Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.
The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.
NOTE 4—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

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Except for the Fund listed below, as of August 31, 2019, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
S&P SmallCap Materials ETF
Investments in Securities
Common Stocks & Other Equity Interests	$14,326,110	$-	$11,007	$14,337,117
Money Market Funds	367,739	-	-	367,739
Total Investments	$14,693,849	$-	$11,007	$ 14,704,856
NOTE 5—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended August 31, 2019, Period November 1, 2017 to August 31, 2018 and Year Ended October 31, 2017:
	August 31, 2019		August 31, 2018			October 31, 2017
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
DWA SmallCap Momentum ETF	$ -	$ -	$ 495,961	$-	$-	$ 705,632	$ -	$ -
DWA Tactical Multi-Asset Income ETF	2,511,673	-	3,343,498	-	-	5,282,805	-	-
DWA Tactical Sector Rotation ETF	121,902	-	179,329	-	-	891,782	-	-
S&P SmallCap Consumer Discretionary ETF	792,177	-	569,275	-	-	893,766	-	-
S&P SmallCap Consumer Staples ETF	1,108,459	-	399,525 (1)	-	-	1,101,515	-	-
S&P SmallCap Energy ETF	67,203	-	24,419	-	-	33,355	-	44,284
S&P SmallCap Financials ETF	6,294,395	1,287,469	3,619,319	-	-	5,205,722	725,359	-
S&P SmallCap Health Care ETF	51,156	-	-	-	-	47,751	-	-
S&P SmallCap Industrials ETF	548,473	-	571,956	-	-	823,198	-	-
S&P SmallCap Information Technology ETF	1,350,753	-	1,663,745	-	-	1,151,080	-	-
S&P SmallCap Materials ETF	233,740	-	272,639	-	-	499,363	-	-
S&P SmallCap Utilities & Communication Services ETF	1,441,686	-	1,199,988 (1)	-	-	2,439,988	-	-

(1) The tax year-end was October 31. The amounts presented reflect the character of distributions as of August 31, 2018.
Tax Components of Net Assets at Fiscal Year-End:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
DWA SmallCap Momentum ETF	$ -	$ -	$ 37,959,256	$(230,680,770)	$ -	$456,731,497	$ 264,009,983
DWA Tactical Multi-Asset Income ETF	15,337	-	53,649	(4,755,776)	-	45,937,845	41,251,055
DWA Tactical Sector Rotation ETF	-	-	12,422,564	(20,278,941)	-	76,650,687	68,794,310
S&P SmallCap Consumer Discretionary ETF	32,855	-	(7,763,119)	(5,397,389)	-	36,076,902	22,949,249
S&P SmallCap Consumer Staples ETF	172,688	-	(8,296,597)	(6,636,328)	-	61,482,327	46,722,090
S&P SmallCap Energy ETF	-	-	(20,225,598)	(45,439,432)	-	85,187,757	19,522,727

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	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
S&P SmallCap Financials ETF	$777,414	$1,089,990	$ (7,237,115)	$ -	$ -	$129,024,216	$ 123,654,505
S&P SmallCap Health Care ETF	-	-	(109,161,100)	(36,950,151)	(812,729)	612,065,653	465,141,673
S&P SmallCap Industrials ETF	90,857	-	(7,311,951)	(3,220,780)	-	64,988,481	54,546,607
S&P SmallCap Information Technology ETF	50,996	-	6,352,443	(11,398,742)	-	308,403,596	303,408,293
S&P SmallCap Materials ETF	43,223	-	(5,789,750)	(1,633,678)	-	21,707,102	14,326,897
S&P SmallCap Utilities & Communication Services ETF	292,131	-	(4,586,408)	(1,615,899)	-	56,331,599	50,421,423
Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The following table presents available capital loss carryforwards for each Fund as of August 31, 2019:
	No expiration
	Short-Term	Long-Term	Total*
DWA SmallCap Momentum ETF	$230,680,770	$ -	$230,680,770
DWA Tactical Multi-Asset Income ETF	454,884	4,300,892	4,755,776
DWA Tactical Sector Rotation ETF	20,107,999	170,942	20,278,941
S&P SmallCap Consumer Discretionary ETF	-	5,397,389	5,397,389
S&P SmallCap Consumer Staples ETF	3,329,633	3,306,695	6,636,328
S&P SmallCap Energy ETF	10,852,238	34,587,194	45,439,432
S&P SmallCap Financials ETF	-	-	-
S&P SmallCap Health Care ETF	21,777,610	15,172,541	36,950,151
S&P SmallCap Industrials ETF	994,175	2,226,605	3,220,780
S&P SmallCap Information Technology ETF	502,087	10,896,655	11,398,742
S&P SmallCap Materials ETF	67,455	1,566,223	1,633,678
S&P SmallCap Utilities & Communication Services ETF	1,089,773	526,126	1,615,899

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 6—Investment Transactions
For the fiscal year ended August 31, 2019, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:
	Purchases	Sales
DWA SmallCap Momentum ETF	$ 497,385,083	$ 499,191,680
DWA Tactical Multi-Asset Income ETF	22,572,504	22,908,891
DWA Tactical Sector Rotation ETF	88,467,395	87,832,832
S&P SmallCap Consumer Discretionary ETF	17,447,067	17,592,265
S&P SmallCap Consumer Staples ETF	45,942,621	43,062,302
S&P SmallCap Energy ETF	16,063,191	16,073,941
S&P SmallCap Financials ETF	26,396,458	31,533,970
S&P SmallCap Health Care ETF	289,947,965	293,863,600
S&P SmallCap Industrials ETF	8,431,713	11,451,545
S&P SmallCap Information Technology ETF	37,186,391	38,450,984
S&P SmallCap Materials ETF	5,447,701	4,931,974
S&P SmallCap Utilities & Communication Services ETF	42,090,040	39,675,902

82

For the fiscal year ended August 31, 2019, in-kind transactions associated with creations and redemptions were as follows:
	Cost of Securities Received	Value of Securities Delivered
DWA SmallCap Momentum ETF	$224,482,042	$348,948,476
DWA Tactical Multi-Asset Income ETF	7,562,463	28,145,316
DWA Tactical Sector Rotation ETF	18,572,588	37,434,041
S&P SmallCap Consumer Discretionary ETF	12,997,298	67,021,312
S&P SmallCap Consumer Staples ETF	24,615,624	50,977,877
S&P SmallCap Energy ETF	5,094,903	16,770,065
S&P SmallCap Financials ETF	13,690,617	123,838,048
S&P SmallCap Health Care ETF	444,486,077	854,034,038
S&P SmallCap Industrials ETF	16,866,490	87,704,237
S&P SmallCap Information Technology ETF	40,559,873	166,846,835
S&P SmallCap Materials ETF	4,768,001	14,327,421
S&P SmallCap Utilities & Communication Services ETF	27,969,386	35,632,558
Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.
At August 31, 2019, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
DWA SmallCap Momentum ETF	$50,477,524	$ (12,518,268)	$ 37,959,256	$247,625,673
DWA Tactical Multi-Asset Income ETF	716,341	(662,692)	53,649	51,654,276
DWA Tactical Sector Rotation ETF	12,479,112	(56,548)	12,422,564	56,611,496
S&P SmallCap Consumer Discretionary ETF	1,939,678	(9,702,797)	(7,763,119)	32,408,261
S&P SmallCap Consumer Staples ETF	4,983,746	(13,280,343)	(8,296,597)	60,071,709
S&P SmallCap Energy ETF	291,653	(20,517,251)	(20,225,598)	41,281,010
S&P SmallCap Financials ETF	11,349,230	(18,586,345)	(7,237,115)	135,098,738
S&P SmallCap Health Care ETF	45,011,489	(154,172,589)	(109,161,100)	586,821,695
S&P SmallCap Industrials ETF	4,597,376	(11,909,327)	(7,311,951)	62,918,570
S&P SmallCap Information Technology ETF	52,844,462	(46,492,019)	6,352,443	301,324,923
S&P SmallCap Materials ETF	469,758	(6,259,508)	(5,789,750)	20,494,606
S&P SmallCap Utilities & Communication Services ETF	5,384,129	(9,970,537)	(4,586,408)	55,088,452
NOTE 7—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of in-kind transactions, distributions, paydowns, and foreign currency transactions, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year or period ended August 31, 2019, the reclassifications were as follows:
	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA SmallCap Momentum ETF	$157,016	$(46,588,110)	$46,431,094
DWA Tactical Multi-Asset Income ETF	-	1,304,735	(1,304,735)
DWA Tactical Sector Rotation ETF	67,173	(4,027,406)	3,960,233
S&P SmallCap Consumer Discretionary ETF	-	302,797	(302,797)
S&P SmallCap Consumer Staples ETF	-	(2,033,122)	2,033,122
S&P SmallCap Energy ETF	69,742	8,590,034	(8,659,776)
S&P SmallCap Financials ETF	38,243	(17,224,807)	17,186,564
S&P SmallCap Health Care ETF	486,140	(45,184,546)	44,698,406
S&P SmallCap Industrials ETF	-	(15,715,384)	15,715,384
S&P SmallCap Information Technology ETF	-	(34,183,533)	34,183,533

83

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
S&P SmallCap Materials ETF	$ -	$ (152,346)	$ 152,346
S&P SmallCap Utilities & Communication Services ETF	4,492	(3,050,190)	3,045,698
NOTE 8—Trustees’ and Officer’s Fees
Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.
The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.
NOTE 9—Capital
Shares are issued and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.
To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.
Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.
Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

84

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco DWA SmallCap Momentum ETF, Invesco DWA Tactical Multi-Asset Income ETF, Invesco DWA Tactical Sector Rotation ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF and Invesco S&P SmallCap Utilities & Communication Services ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco DWA SmallCap Momentum ETF, Invesco DWA Tactical Multi-Asset Income ETF, Invesco DWA Tactical Sector Rotation ETF, Invesco S& P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF and Invesco S&P SmallCap Utilities & Communication Services ETF (twelve of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the "Funds") as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for the year ended August 31, 2019, for the period November 1, 2017 through August 31, 2018, and for the year ended October 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year ended August 31, 2019, the changes in each of their net assets for the year ended August 31, 2019, for the period November 1, 2017 through August 31, 2018, and for the year ended October 31, 2017 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Chicago, Illinois
October 25, 2019
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

85

Calculating your ongoing Fund expenses
Example
As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2019.
In addition to the fees and expenses which the Invesco DWA Tactical Multi-Asset Income ETF and Invesco DWA Tactical Sector Rotation ETF (collectively, the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in each Portfolio’s total return.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.
	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco DWA SmallCap Momentum ETF (DWAS)
Actual	$1,000.00	$1,042.40	0.60%	$3.09
Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	3.06
Invesco DWA Tactical Multi-Asset Income ETF (DWIN)
Actual	1,000.00	1,069.10	0.27	1.41
Hypothetical (5% return before expenses)	1,000.00	1,023.84	0.27	1.38
Invesco DWA Tactical Sector Rotation ETF (DWTR)
Actual	1,000.00	1,133.20	0.16	0.86
Hypothetical (5% return before expenses)	1,000.00	1,024.40	0.16	0.82

86

Calculating your ongoing Fund expenses—(continued)
	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)
Actual	$1,000.00	$ 928.00	0.30%	$1.46
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53
Invesco S&P SmallCap Consumer Staples ETF (PSCC)
Actual	1,000.00	922.50	0.30	1.45
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53
Invesco S&P SmallCap Energy ETF (PSCE)
Actual	1,000.00	656.30	0.32	1.34
Hypothetical (5% return before expenses)	1,000.00	1,023.59	0.32	1.63
Invesco S&P SmallCap Financials ETF (PSCF)
Actual	1,000.00	968.10	0.30	1.49
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53
Invesco S&P SmallCap Health Care ETF (PSCH)
Actual	1,000.00	946.60	0.29	1.42
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Industrials ETF (PSCI)
Actual	1,000.00	983.90	0.30	1.50
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53
Invesco S&P SmallCap Information Technology ETF (PSCT)
Actual	1,000.00	1,003.80	0.29	1.46
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Materials ETF (PSCM)
Actual	1,000.00	814.70	0.33	1.51
Hypothetical (5% return before expenses)	1,000.00	1,023.54	0.33	1.68
Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)
Actual	1,000.00	1,003.70	0.30	1.52
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

87

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2019:
	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends- Received Deduction*	Long Term Capital Gains
Invesco DWA SmallCap Momentum ETF	0%	0%	0%	$ -
Invesco DWA Tactical Multi-Asset Income ETF	0%	18%	86%	-
Invesco DWA Tactical Sector Rotation ETF	0%	91%	100%	-
Invesco S&P SmallCap Consumer Discretionary ETF	0%	91%	91%	-
Invesco S&P SmallCap Consumer Staples ETF	0%	69%	69%	-
Invesco S&P SmallCap Energy ETF	0%	41%	41%	-
Invesco S&P SmallCap Financials ETF	22%	62%	61%	1,287,469
Invesco S&P SmallCap Health Care ETF	0%	0%	0%	-
Invesco S&P SmallCap Industrials ETF	0%	100%	100%	-
Invesco S&P SmallCap Information Technology ETF	0%	100%	100%	-
Invesco S&P SmallCap Materials ETF	0%	100%	100%	-
Invesco S&P SmallCap Utilities & Communication Services ETF	0%	100%	100%	-
* The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

88

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Invesco Exchange-Traded Fund Trust II was held on August 19, 2019. The Meeting was held for the following purpose:

(1).	To elect ten (10) trustees to the Board of Trustees of the Trust.

The results of the voting on the above matter was as follows:

Matter		Votes For	Votes Withheld
(1).	Ronn R. Bagge	1,512,443,677.35	33,012,849.80
	Todd J. Barre	1,524,592,795.07	20,863,732.08
	Kevin M. Carome	1,522,436,691.04	23,019,836.11
	Edmund P. Giambastiani, Jr.	1,519,831,527.21	25,624,999.94
	Victoria J. Herget	1,524,877,948.56	20,578,578.59
	Marc M. Kole	1,504,247,741.10	41,208,786.05
	Yung Bong Lim	1,524,207,613.63	21,248,913.52
	Joanne Pace	1,517,347,361.29	28,109,165.86
	Gary R. Wicker	1,515,919,139.19	29,537,387.96
	Donald H. Wilson	1,501,758,651.59	43,697,875.56

89

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2019

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	246	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	246	None

Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	President of Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director of THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016),	246	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director of Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

90

Trustees and Officers (Continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).		technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008- 2011).

Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms).	246	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018) of United Educators Insurance Company; Independent Director of the

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

91

Trustees and Officers (Continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (2006-2009); and Trustee, Chicago City Day School (1994-2005).

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	246	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

92

Trustees and Officers (Continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	246	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director of Beacon Power Services, Corp. (2019-Present).

Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and CCO, FrontPoint Partners, LLC (alternative investments) (2005-2006); held the following positions at Credit Suisse (investment banking), Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley, Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).	246	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Advisory Council Member of Morgan Stanley Children’s Hospital (2012- Present); formerly, Trustee, certain funds in the

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

93

Trustees and Officers (Continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director, (2007-2010) and Investment Committee Chair (2008-2010) Morgan Stanley Foundation.

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer of RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	246	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

94

Trustees and Officers (Continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	246	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

95

Trustees and Officers (Continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	246	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

96

Trustees and Officers (Continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Assistant Treasurer, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self- Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

97

Trustees and Officers (Continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Manager, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC (2013-2019); Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

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Trustees and Officers (Continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017- Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

99

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 11, 2019, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 73 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF

Invesco California AMT-Free Municipal Bond ETF

Invesco CEF Income Composite ETF

Invesco China Technology ETF

Invesco DWA Developed Markets Momentum ETF

Invesco DWA Emerging Markets Momentum ETF

Invesco DWA SmallCap Momentum ETF

Invesco DWA Tactical Multi-Asset Income ETF

Invesco DWA Tactical Sector Rotation ETF

Invesco Emerging Markets Sovereign Debt ETF

Invesco FTSE International Low Beta Equal Weight ETF

Invesco FTSE RAFI Developed Markets ex-U.S. ETF

Invesco FTSE RAFI Developed Markets ex- U.S. Small-Mid ETF

Invesco FTSE RAFI Emerging Markets ETF

Invesco Fundamental High Yield® Corporate Bond ETF

Invesco Fundamental Investment Grade Corporate Bond ETF

Invesco Global Clean Energy ETF

Invesco Global Short Term High Yield Bond ETF

Invesco Global Water ETF

Invesco International BuyBack AchieversTM ETF

Invesco International Corporate Bond ETF

Invesco KBW Bank ETF

Invesco KBW High Dividend Yield Financial ETF

Invesco KBW Premium Yield Equity REIT ETF

Invesco KBW Property & Casualty Insurance ETF

Invesco KBW Regional Banking ETF

Invesco LadderRite 0-5 Year Corporate Bond ETF

Invesco MSCI Emerging Markets Equal Country Weight ETF

Invesco National AMT-Free Municipal Bond ETF

Invesco New York AMT-Free Municipal Bond ETF

Invesco Preferred ETF

Invesco PureBetaSM 0-5 Yr US TIPS ETF

Invesco PureBetaSM FTSE Developed ex-North America ETF

Invesco PureBetaSM FTSE Emerging Markets ETF

Invesco PureBetaSM MSCI USA ETF

Invesco PureBetaSM MSCI USA Small Cap ETF

Invesco PureBetaSM US Aggregate Bond ETF

Invesco Russell 1000 Enhanced Equal Weight ETF

Invesco Russell 1000 Equal Weight ETF

Invesco Russell 1000 Low Beta Equal Weight ETF

Invesco S&P 500 Enhanced Value ETF

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF

Invesco S&P 500® High Beta ETF

Invesco S&P 500® High Dividend Low Volatility ETF

Invesco S&P 500® Low Volatility ETF

Invesco S&P 500 Minimum Variance ETF

Invesco S&P 500 Momentum ETF

Invesco S&P Emerging Markets Low Volatility ETF

Invesco S&P Emerging Markets Momentum ETF

Invesco S&P High Income Infrastructure ETF

Invesco S&P International Developed High Dividend Low Volatility ETF

Invesco S&P International Developed Low Volatility ETF

Invesco S&P International Developed Momentum ETF

Invesco S&P International Developed Quality ETF

Invesco S&P MidCap Low Volatility ETF

Invesco S&P SmallCap Consumer Discretionary ETF

Invesco S&P SmallCap Consumer Staples ETF

Invesco S&P SmallCap Energy ETF

Invesco S&P SmallCap Financials ETF

Invesco S&P SmallCap Health Care ETF

Invesco S&P SmallCap High Dividend Low Volatility ETF

Invesco S&P SmallCap Industrials ETF

Invesco S&P SmallCap Information Technology ETF

Invesco S&P SmallCap Low Volatility ETF

Invesco S&P SmallCap Materials ETF

Invesco S&P SmallCap Quality ETF

Invesco S&P SmallCap Utilities & Communication Services ETF

Invesco Senior Loan ETF

Invesco Shipping ETF

Invesco Taxable Municipal Bond ETF

Invesco Treasury Collateral ETF

Invesco Variable Rate Preferred ETF

Invesco VRDO Tax-Free Weekly ETF

Also at the April 11, 2019 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of each Fund and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the

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Approval of Investment Advisory and Sub-Advisory Contracts (continued)

extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2018, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that such Funds’ performance prior to the closing of the Transaction on April 6, 2018 is that of their predecessor Guggenheim ETFs. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year, five-year and since-inception periods for Invesco Global Short Term High Yield Bond ETF and the one-year, ten-year and since-inception periods for Invesco VRDO Tax-Free Weekly ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco Global Short Term High Yield Bond ETF’s and Invesco VRDO Tax-Free Weekly ETF’s level of correlation to its underlying index, as well as the Adviser’s expectations for each Fund’s correlation going forward. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with its line of credit), litigation expenses and other extraordinary expenses (including Acquired Fund Fees and Expenses, if any).

0.04%:	Invesco PureBetaTM MSCI USA ETF

0.05%:	Invesco PureBetaTM US Aggregate Bond ETF

0.06%:	Invesco PureBetaTM MSCI USA Small Cap ETF

0.07%:	Invesco PureBetaTM 0-5 Yr US TIPS ETF, Invesco PureBetaTM FTSE Developed ex-North America ETF

0.08%:	Invesco Treasury Collateral ETF

0.10%:	Invesco S&P 500 Minimum Variance ETF (the Trustees noted that, prior to April 20, 2018, Invesco S&P 500 Minimum Variance ETF’s unitary advisory fee was 0.13%)

0.13%:	Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Momentum ETF

0.14%:	Invesco PureBetaTM FTSE Emerging Markets ETF

0.15%:	Invesco DWA Tactical Sector Rotation ETF

0.20%:	Invesco Russell 1000 Equal Weight ETF

0.22%:	Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco LadderRite 0-5 Year Corporate Bond ETF

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Approval of Investment Advisory and Sub-Advisory Contracts (continued)

0.25%:	Invesco 1-30 Laddered Treasury ETF, Invesco DWA Tactical Multi-Asset Income ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco VRDO Tax-Free Weekly ETF

0.28%:	Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Taxable Municipal Bond ETF

0.29%:	Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P SmallCap Utilities & Communication Services ETF

0.30%:	Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF

0.35%:	Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF

0.45%:	Invesco FTSE International Low Beta Equal Weight ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P High Income Infrastructure ETF

0.49%:	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF

0.50%:	Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF, Invesco Variable Rate Preferred ETF

0.55%:	Invesco International BuyBack AchieversTM ETF

0.60%:	Invesco DWA SmallCap Momentum ETF

0.65%:	Invesco Senior Loan ETF, Invesco Shipping ETF

0.70%:	Invesco China Technology ETF, Invesco MSCI Emerging Markets Equal Country Weight ETF

0.75%:	Invesco Global Clean Energy ETF, Invesco Global Water ETF

0.80%:	Invesco DWA Developed Markets Momentum ETF

0.90%:	Invesco DWA Emerging Markets Momentum ETF

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that it provides sub-advisory services to other clients. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were equal to or lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median[1]	Equal to/Lower than Open-End Index Fund Median[2]	Equal to/Lower than Open-End Active Fund Median[3]
Invesco 1-30 Laddered Treasury ETF			X
Invesco California AMT-Free Municipal Bond ETF		N/A	X
Invesco CEF Income Composite ETF	X	N/A	X
Invesco China Technology ETF		N/A	X
Invesco DWA Developed Markets Momentum ETF			X
Invesco DWA Emerging Markets Momentum ETF			X
Invesco DWA SmallCap Momentum ETF		X	X
Invesco DWA Tactical Multi-Asset Income ETF	N/A	N/A	X
Invesco DWA Tactical Sector Rotation ETF	X	N/A	N/A
Invesco Emerging Markets Sovereign Debt ETF			X
Invesco FTSE International Low Beta Equal Weight ETF	X	X	X
Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X

102

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

Invesco Fund	Equal to/Lower than ETF Median[1]	Equal to/Lower than Open-End Index Fund Median[2]	Equal to/Lower than Open-End Active Fund Median[3]
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	X	X	X
Invesco FTSE RAFI Emerging Markets ETF	X		X
Invesco Fundamental High Yield® Corporate Bond ETF		X	X
Invesco Fundamental Investment Grade Corporate Bond ETF			X
Invesco Global Clean Energy ETF		N/A	X
Invesco Global Short Term High Yield Bond ETF	X	X	X
Invesco Global Water ETF		N/A	X
Invesco International BuyBack AchieversTM ETF			X
Invesco International Corporate Bond ETF			X
Invesco KBW Bank ETF	X		X
Invesco KBW High Dividend Yield Financial ETF	X		X
Invesco KBW Premium Yield Equity REIT ETF	X		X
Invesco KBW Property & Casualty Insurance ETF	X		X
Invesco KBW Regional Banking ETF	X		X
Invesco LadderRite 0-5 Year Corporate Bond ETF			X
Invesco MSCI Emerging Markets Equal Country Weight ETF			X
Invesco National AMT-Free Municipal Bond ETF			X
Invesco New York AMT-Free Municipal Bond ETF		N/A	X
Invesco Preferred ETF		N/A	X
Invesco PureBetaTM 0-5 Yr US TIPS ETF	X		X
Invesco PureBetaTM FTSE Developed ex-North America ETF	X	X	X
Invesco PureBetaTM FTSE Emerging Markets ETF	X	X	X
Invesco PureBetaTM MSCI USA ETF	X	X	X
Invesco PureBetaTM MSCI USA Small Cap ETF	X	X	X
Invesco PureBetaTM US Aggregate Bond ETF	X		X
Invesco Russell 1000 Enhanced Equal Weight ETF			X
Invesco Russell 1000 Equal Weight ETF	X	X	X
Invesco Russell 1000 Low Beta Equal Weight ETF			X
Invesco S&P 500 Enhanced Value ETF	X	X	X
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X	X	X
Invesco S&P 500 High Beta ETF	X	X	X
Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X
Invesco S&P 500® Low Volatility ETF	X	X	X
Invesco S&P 500 Minimum Variance ETF	X	X	X
Invesco S&P 500 Momentum ETF	X	X	X
Invesco S&P Emerging Markets Low Volatility ETF	X	X	X
Invesco S&P Emerging Markets Momentum ETF	X	X	X
Invesco S&P High Income Infrastructure ETF	X	N/A	X
Invesco S&P International Developed High Dividend Low Volatility ETF	X	X	X
Invesco S&P International Developed Low Volatility ETF	X		X
Invesco S&P International Developed Momentum ETF	X		X
Invesco S&P International Developed Quality ETF	X		X

103

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

Invesco Fund	Equal to/Lower than ETF Median[1]	Equal to/Lower than Open-End Index Fund Median[2]	Equal to/Lower than Open-End Active Fund Median[3]
Invesco S&P MidCap Low Volatility ETF			X
Invesco S&P SmallCap Consumer Discretionary ETF	X		X
Invesco S&P SmallCap Consumer Staples ETF	X		X
Invesco S&P SmallCap Energy ETF	X		X
Invesco S&P SmallCap Financials ETF	X		X
Invesco S&P SmallCap Health Care ETF	X		X
Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X
Invesco S&P SmallCap Industrials ETF	X		X
Invesco S&P SmallCap Information Technology ETF	X	X	X
Invesco S&P SmallCap Low Volatility ETF	X	X	X
Invesco S&P SmallCap Materials ETF	X		X
Invesco S&P SmallCap Quality ETF	X		X
Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X
Invesco Senior Loan ETF		X	X
Invesco Shipping ETF			X
Invesco Taxable Municipal Bond ETF		N/A	X
Invesco Treasury Collateral ETF	X		X
Invesco Variable Rate Preferred ETF		X	X
Invesco VRDO Tax-Free Weekly ETF		N/A	X

[1]	The information provided by the Adviser indicated that certain Funds did not have any comparable ETF peers. Those Funds have been designated in this column with an “N/A” for not available.

[2]

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

[3]

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end active fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco International Corporate Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Senior Loan ETF, Invesco Taxable Municipal Bond ETF and Invesco VRDO Tax-Free Weekly ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

The Trustees considered that the Adviser had agreed to waive a portion of its unitary advisory fee, at least until February 28, 2021, for Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF. The Trustees further considered that the Adviser had agreed to waive a portion of its unitary advisory fee, until April 6, 2020, to the extent necessary to prevent Invesco MSCI Emerging Markets Equal Country Weight ETF’s operating expenses (including acquired fund fees and expenses, but excluding interest expenses, brokerage commissions and other trading expenses, taxes and litigation expenses, and extraordinary expenses) from exceeding the unitary advisory fee.

The Trustees determined that each Fund’s unitary advisory fee was reasonable, noting the nature of the indexes, the distinguishing factors of the Funds and the administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund’s operating expenses was attributable to a license fee payable out of the unitary advisory fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

104

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 11, 2019. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided under the Sub-Advisory Agreement. The Board also considered the benefits described by the Adviser in having multiple affiliated Sub-Advisers. The Board reviewed the qualifications and background of each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rate under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc. and Invesco Advisers, Inc. and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rate for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF was reasonable in relation to the asset size of the Funds, and concluded that the flat sub-advisory fee was reasonable and appropriate.

The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that Invesco Advisers, Inc. noted that it receives management fees from money market funds into which the Funds’ excess cash may be invested. The Trustees noted that the Adviser waives its fees on assets

105

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

invested under such arrangement in amounts equal to fees received by Invesco Advisers, Inc. on the Funds’ assets invested in the money market funds.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

106

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-SCS-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2019

KBWB	Invesco KBW Bank ETF

KBWD	Invesco KBW High Dividend Yield Financial ETF

KBWY	Invesco KBW Premium Yield Equity REIT ETF

KBWP	Invesco KBW Property & Casualty Insurance ETF

KBWR	Invesco KBW Regional Banking ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

The fiscal year proved to be an increasingly volatile time for US equities. After a relatively quiet summer, market volatility noticeably rose in October 2018, as US equity markets suffered a sharp sell-off through calendar year-end 2018, amid ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut, with oil prices plummeting from near $75 per barrel in early October 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to defensive areas of the markets, such as health care, utilities and US Treasuries.

Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates two times during the fiscal year: in September and December 20182. In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

Following a sharp selloff during the fourth quarter of 2018, equity markets rebounded in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data was mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains during the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold-off in May, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy. During the July meeting, the Fed lowered rates by 25 basis points. This was the first time the Fed lowered rates in more than a decade.2

Market volatility increased in August, as the US Treasury yield curve inverted several times, causing jitters for investors who were concerned that a US recession would be imminent. As a result, much of August saw a “risk off” sentiment, with investors crowding into “safe haven” asset classes, such as US Treasuries and gold. However, a more dovish tone from the Fed provided some support to risk assets. With rising volatility in the markets, the S&P 500 Index posted a modest positive return for the fiscal year.

[1]	Source: Bloomberg
[2]	Source: US Federal Reserve

3

KBWB	Management’s Discussion of Fund Performance
Invesco KBW Bank ETF (KBWB)

As an index fund, the Invesco KBW Bank ETF (the “Fund”) seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Bank Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (“KBW Nasdaq” or the “Index Provider”) compile, calculate and maintain the Index, which is a modified-market capitalization-weighted index of companies primarily engaged in U.S. banking activities, as determined by the Index Provider. The Index is designed to track the performance of large national U.S. money centers, regional banks and thrift institutions that are publicly traded in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned (13.18)%. On a net asset value (“NAV”) basis, the Fund returned (13.29)%. During the same time period, the Index returned (13.03)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the S&P 500® Financials Index (the “Benchmark Index”) returned (2.90)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 68 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the financial sector of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Benchmark Index is broadly diversified across all financial sub-industries and is not concentrated just on the banking sub-industry.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and most underweight in the multi-sector holdings sub-industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation in the regional banks sub-industry.

For the fiscal year ended August 31, 2019, the thrifts & mortgage finance sub-industry was the only sub-industry that contributed to the Fund’s return. The regional banks sub-industry detracted most significantly from the Fund’s return, followed by the asset management & custody banks and diversified banks sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included New York Community Bancorp, Inc., a thrifts & mortgage finance company (portfolio average weight of 0.99%). Positions that detracted most significantly from the Fund’s performance included State Street Corp., an asset management & custody bank company (portfolio average weight of 3.78%) and Wells Fargo & Co., a diversified bank company (portfolio average weight of 7.85%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Regional Banks	42.21
Diversified Banks	41.06
Asset Management & Custody Banks	11.52
Consumer Finance	3.98
Thrifts & Mortgage Finance	1.12
Other Assets Less Liabilities	0.11

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2019
Security
U.S. Bancorp	8.28
Wells Fargo & Co.	8.28
JPMorgan Chase & Co.	8.18
Citigroup, Inc.	8.16
Bank of America Corp.	8.16
SunTrust Banks, Inc.	4.04
BB&T Corp.	4.02
PNC Financial Services Group, Inc. (The)	4.00
Capital One Financial Corp.	3.98
Northern Trust Corp.	3.98
Total	61.08

4

Invesco KBW Bank ETF (KBWB) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
KBW Nasdaq Bank Index	(13.03)%	11.18%	37.41%	7.84%	45.82%	14.54%	189.58%
S&P 500® Financials Index	(2.90)	12.68	43.08	9.43	56.89	15.10	200.70
Fund
NAV Return	(13.29)	10.79	35.99	7.45	43.24	14.14	181.60
Market Price Return	(13.18)	10.86	36.23	7.48	43.45	14.17	182.28

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

5

KBWD	Management’s Discussion of Fund Performance
Invesco KBW High Dividend Yield Financial ETF (KBWD)

As an index fund, the Invesco KBW High Dividend Yield Financial ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Financial Sector Dividend Yield Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandatory procedures, Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (“KBW Nasdaq” or the “Index Provider”) compile, maintain and calculate the Index, which is a modified-dividend yield-weighted index of companies principally engaged in the business of providing financial services and products, as determined by the Index Provider. The Index is designed to track the performance of financial companies with competitive dividend yields that are publicly-traded in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned (9.15)%. On a net asset value (“NAV”) basis, the Fund returned (9.06)%. During the same time period, the Index returned (9.18)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, which were offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Financials Index (the “Benchmark Index”) returned (2.90)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 68 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the financial sector of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the mortgage REITs sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to an overweight allocation to the mortgage REITs sub-industry and an underweight allocation to the financial exchanges & data sub-industry.

For the fiscal year ended August 31, 2019, the trading companies & distributors sub-industry contributed most significantly to the Fund’s return, followed by the thrifts &

mortgage finance and life & health insurance sub-industries. The mortgage REITs sub-industry detracted most significantly from the Fund’s return, followed by the asset management & custody banks and regional banks sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Aircastle Limited, a trading companies & distributors company (portfolio average weight of 1.30%), and Legg Mason, Inc., an asset management & custody banks company (portfolio average weight of 1.03%). Positions that detracted most significantly from the Fund’s return included Arlington Asset Investment Corp. Class A, a mortgage REITs company (portfolio average weight of 3.88%) and Maiden Holdings, Ltd., a reinsurance company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Mortgage REITs	48.99
Asset Management & Custody Banks	24.70
Investment Banking & Brokerage	7.43
Regional Banks	6.95
Thrifts & Mortgage Finance	4.15
Trading Companies & Distributors	4.14
Sub-Industry Types Each Less Than 3%	3.73
Money Market Funds Plus Other Assets Less Liabilities	(0.09)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Two Harbors Investment Corp.	4.50
Orchid Island Capital, Inc.	3.99
New York Mortgage Trust, Inc.	3.82
BGC Partners, Inc., Class A	3.66
Annaly Capital Management, Inc.	3.64
AG Mortgage Investment Trust, Inc.	3.57
Western Asset Mortgage Capital Corp.	3.52
ARMOUR Residential REIT, Inc.	3.50
New Residential Investment Corp.	3.43
FS KKR Capital Corp.	3.41
Total	37.04

*	Excluding money market fund holdings.

6

Invesco KBW High Dividend Yield Financial ETF (KBWD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
KBW Nasdaq Financial Sector Dividend Yield Index	(9.18)%	4.64%	14.58%	3.20%	17.03%	7.19%	83.59%
S&P 500® Financials Index	(2.90)	12.68	43.08	9.43	56.89	11.50	159.14
Fund
NAV Return	(9.06)	4.72	14.83	3.10	16.47	6.93	79.74
Market Price Return	(9.15)	4.70	14.76	3.07	16.35	6.94	79.84

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 2.42% includes the unitary management fee of 0.35% and acquired fund fees and expenses of 2.07%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund

Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

7

KBWY	Management’s Discussion of Fund Performance
Invesco KBW Premium Yield Equity REIT ETF (KBWY)

As an index fund, the Invesco KBW Premium Yield Equity REIT ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Premium Yield Equity REIT Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (“KBW Nasdaq” or the “Index Provider”) compile, maintain and calculate the Index, which is a modified-dividend yield-weighted index of domestic equity real estate investment trusts (“REITs”) of small and mid-capitalization, as determined by the Index Provider. The Index is designed to track the performance of small- and mid-capitalization equity REITs that have competitive dividend yields and are publicly-traded in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned (12.91)%. On a net asset value (“NAV”) basis, the Fund returned (12.94)%. During the same time period, the Index returned (12.72)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, which were partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the Dow Jones U.S. Real Estate Index (the “Benchmark Index”) returned 15.04%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 120 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States REIT market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the retail REITs sub-industry and most underweight in the diversified REITs sub-industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the underweight allocation to the diversified REITs sub-industry.

For the fiscal year ended August 31, 2019, the residiental REITs sub-industry contributed most significantly to the Fund’s return, followed by the diversified REITs sub-industry. The retail REITs sub-industry detracted most significantly from the Fund’s return, followed by the hotel & resort REITs and specialized REITs sub-industries.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included MedEquities Realty Trust, Inc., a healthcare REIT company (no longer held as of fiscal year-end), and City Office REIT, Inc., an office REIT company (portfolio average weight of 2.49%). Positions that detracted most significantly from the Fund’s return included Washington Prime Group, Inc., a retail REIT company (portfolio average weight of 5.98%) and Senior Housing Properties Trust, a health care REIT company (portfolio average weight of 3.51%).

REIT Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Retail REITs	21.82
Hotel & Resort REITs	20.96
Health Care REITs	15.56
Specialized REITs	12.26
Diversified REITs	10.75
Residential REITs	9.07
Office REITs	8.81
Money Market Funds Plus Other Assets Less Liabilities	0.77

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Washington Prime Group, Inc.	6.44
Global NET Lease, Inc.	5.42
Pennsylvania Real Estate Investment Trust	4.72
Sabra Health Care REIT, Inc.	4.70
Office Properties Income Trust	4.69
City Office REIT, Inc.	4.12
Whitestone REIT	3.97
Omega Healthcare Investors, Inc.	3.81
Hospitality Properties Trust	3.79
Independence Realty Trust, Inc.	3.73
Total	45.39

*	Excluding money market fund holdings.

8

Invesco KBW Premium Yield Equity REIT ETF (KBWY) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
KBW Nasdaq Premium Yield Equity REIT Index	(12.72)%	(0.92)%	(2.74)%	4.32%	23.57%	8.43%	102.97%
Dow Jones U.S. Real Estate Index	15.04	8.13	26.42	8.99	53.83	10.67	142.71
Fund
NAV Return	(12.94)	(1.24)	(3.67)	3.99	21.59	8.04	96.57
Market Price Return	(12.91)	(1.26)	(3.74)	3.97	21.50	8.06	96.98

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

9

KBWP	Management’s Discussion of Fund Performance
Invesco KBW Property & Casualty Insurance ETF (KBWP)

As an index fund, the Invesco KBW Property & Casualty Insurance ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Property & Casualty Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (“KBW Nasdaq” or the “Index Provider”) compile, maintain and calculate the Index, which is a modified market capitalization-weighted index of companies primarily engaged in U.S. property and casualty insurance activities, as determined by the Index Provider. The Index is designed to track the performance of such companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 13.50%. On a net asset value (“NAV”) basis, the Fund returned 13.54%. During the same time period, the Index returned 13.95%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the S&P 500® Property & Casualty Index (the “Benchmark Index”) returned 15.65%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 10 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of the United States property and casualty market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund included holdings within the multi-line insurance and reinsurance sub-industries during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation in the property & casualty insurance sub-industry.

For the fiscal year ended August 31, 2019, the property & casualty insurance sub-industry contributed most significantly to the Fund’s return, followed by the multi-line insurance and reinsurance sub-industries. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Cincinnati Financial Corp., a property & casualty insurance company (portfolio average weight of 4.16%), and W.R. Berkey Corp., a property & casualty insurance company (portfolio average weight of 4.12%). Positions that detracted most significantly from the Fund’s return included ProAssurance Corp., a property & casualty insurance company (portfolio average weight of 2.02%) and Kemper Corp., a property & casualty insurance company (portfolio average weight of 3.93%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Property & Casualty Insurance	69.43
Multi-line Insurance	22.15
Reinsurance	8.32
Money Market Funds Plus Other Assets Less Liabilities	0.10

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Allstate Corp. (The)	8.19
Chubb Ltd.	8.18
American International Group, Inc.	7.78
Travelers Cos., Inc. (The)	7.71
Progressive Corp. (The)	7.31
Assurant, Inc.	4.70
Arch Capital Group Ltd.	4.38
W.R. Berkley Corp.	4.38
Cincinnati Financial Corp.	4.37
Hartford Financial Services Group, Inc. (The)	4.23
Total	61.23

*	Excluding money market fund holdings.

10

Invesco KBW Property & Casualty Insurance ETF (KBWP) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
KBW Nasdaq Property & Casualty Index	13.95%	14.41%	49.74%	15.03%	101.44%	15.46%	251.49%
S&P 500® Property & Casualty Index	15.65	15.83	55.41	15.66	106.98	15.72	258.52
Fund
NAV Return	13.54	13.99	48.10	14.62	97.85	15.04	240.54
Market Price Return	13.50	13.98	48.09	14.65	98.13	15.06	240.88

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

11

KBWR	Management’s Discussion of Fund Performance
Invesco KBW Regional Banking ETF (KBWR)

As an index fund, the Invesco KBW Regional Banking ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Regional Banking Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (“KBW Nasdaq” or the “Index Provider”) compile, maintain and calculate the Index, which is a modified-market capitalization-weighted index comprised of companies primarily engaged in U.S. regional banking activities, as determined by the Index Provider. The Index is designed to track the performance of U.S. regional banking and thrift companies that are publicly-traded in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned (17.50)%. On a net asset value (“NAV”) basis, the Fund returned (17.48)%. During the same time period, the Index returned (17.20)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to slippage around rebalances and fees and operating expenses that the Fund incurred.

During this same time period, the S&P Composite 1500® Commercial Banks Index (the “Benchmark Index”) returned (10.28)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 90 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States commercial banking market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the fact that the Fund was underweight the diversified banks sub-industry.

For the fiscal year ended August 31, 2019, the thrifts & mortgage finance sub-industry contributed most significantly to the Fund’s return. The regional banks sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Popular, Inc., a regional bank company (portfolio average weight of 2.53%), and Washington Federal, Inc., a thrifts & mortgage finance company (portfolio average weight of 1.73%). Positions that detracted most significantly from the Fund’s return include East West Bancorp, Inc., a regional bank company (portfolio average weight of 3.80%) and PacWest Bancorp, a regional bank company (portfolio average weight of 2.22%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Regional Banks	96.56
Thrifts & Mortgage Finance	3.16
Money Market Funds Plus Other Assets Less Liabilities	0.28

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
TCF Financial Corp.	4.23
Signature Bank	3.75
Commerce Bancshares, Inc.	3.67
East West Bancorp, Inc.	3.48
Cullen/Frost Bankers, Inc.	3.05
Popular, Inc.	2.96
First Horizon National Corp.	2.29
Synovus Financial Corp.	2.16
Bank of Hawaii Corp.	2.12
First Financial Bankshares, Inc.	2.10
Total	29.81
*	Excluding money market fund holdings.

12

Invesco KBW Regional Banking ETF (KBWR) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
KBW Nasdaq Regional Banking Index	(17.20)%	4.79%	15.07%	7.28%	42.13%	12.52%	151.84%
S&P Composite 1500® Commercial Banks Index	(10.28)	12.26	41.47	8.94	53.45	15.29	204.73
Fund
NAV Return	(17.48)	4.41	13.81	6.89	39.56	12.12	145.00
Market Price Return	(17.50)	4.38	13.74	6.90	39.57	12.15	145.48

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

13

Invesco KBW Bank ETF (KBWB)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.89%
Asset Management & Custody Banks-11.52%
Bank of New York Mellon Corp. (The)	520,496	$ 21,892,062
Northern Trust Corp.	254,823	22,406,586
State Street Corp.	402,190	20,636,369
		64,935,017
Consumer Finance-3.98%
Capital One Financial Corp.	258,777	22,415,264
Diversified Banks-41.06%
Bank of America Corp.	1,670,725	45,961,645
Citigroup, Inc.	715,062	46,014,240
JPMorgan Chase & Co.	419,398	46,075,064
U.S. Bancorp	885,279	46,645,350
Wells Fargo & Co.	1,001,603	46,644,652
		231,340,951
Regional Banks-42.21%
BB&T Corp.	475,307	22,648,379
Citizens Financial Group, Inc.	536,575	18,104,040
Comerica, Inc.	180,460	11,125,359
Fifth Third Bancorp	838,495	22,178,193
	Shares	Value
Regional Banks-(continued)
First Republic Bank	196,127	$ 17,596,514
Huntington Bancshares, Inc.	1,224,997	16,231,210
KeyCorp	1,180,337	19,593,594
M&T Bank Corp.	139,222	20,355,649
People’s United Financial, Inc.	466,335	6,701,234
PNC Financial Services Group, Inc. (The)	174,601	22,511,307
Regions Financial Corp.	1,186,130	17,341,221
SunTrust Banks, Inc.	370,270	22,775,308
SVB Financial Group(b)	60,905	11,853,331
Zions Bancorp. N.A.	213,713	8,781,467
		237,796,806
Thrifts & Mortgage Finance-1.12%
New York Community Bancorp, Inc.	547,105	6,313,591
TOTAL INVESTMENTS IN SECURITIES-99.89% (Cost $664,085,723)		562,801,629
OTHER ASSETS LESS LIABILITIES-0.11%		591,691
NET ASSETS-100.00%		$563,393,320

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco KBW High Dividend Yield Financial ETF (KBWD)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-100.09%
Asset Management & Custody Banks-24.70%
Artisan Partners Asset Management, Inc., Class A	301,346	$ 8,027,857
BlackRock Capital Investment Corp.	1,502,085	7,855,905
Federated Investors, Inc., Class B	88,773	2,844,287
FS KKR Capital Corp.	1,633,696	9,230,382
Invesco Ltd.(b)	248,821	3,906,490
Janus Henderson Group PLC (United Kingdom)	267,190	5,106,001
Legg Mason, Inc.	96,615	3,554,466
Monroe Capital Corp.(c)	605,000	6,110,500
Oxford Square Capital Corp.(c)	1,442,212	8,884,026
THL Credit, Inc.	976,469	6,513,048
Waddell & Reed Financial, Inc., Class A(c)	293,742	4,749,808
		66,782,770
Consumer Finance-1.36%
Navient Corp.	288,360	3,673,706
Investment Banking & Brokerage-7.43%
BGC Partners, Inc., Class A	1,942,226	9,905,353
Lazard Ltd., Class A	148,347	5,094,236
Moelis & Co., Class A	151,715	5,087,004
		20,086,593
Life & Health Insurance-1.22%
Principal Financial Group, Inc.	62,225	3,311,614
Mortgage REITs-48.99%
AG Mortgage Investment Trust, Inc.	644,417	9,659,811
AGNC Investment Corp.	546,917	8,132,656
Annaly Capital Management, Inc.	1,184,503	9,831,375
Arlington Asset Investment Corp., Class A(c)	1,678,941	8,293,969
ARMOUR Residential REIT, Inc.	576,956	9,473,617
Chimera Investment Corp.	460,560	8,782,879
Dynex Capital, Inc.(c)	607,842	8,582,729
Invesco Mortgage Capital, Inc.(b)	582,238	8,751,037
MFA Financial, Inc.	1,236,659	8,866,845
New Residential Investment Corp.	658,871	9,270,315
New York Mortgage Trust, Inc.	1,680,049	10,332,301
Orchid Island Capital, Inc.(c)	1,989,627	10,803,675
Two Harbors Investment Corp.	964,544	12,182,191
Western Asset Mortgage Capital Corp.	1,011,768	9,510,619
		132,474,019
	Shares	Value
Property & Casualty Insurance-1.15%
Mercury General Corp.	57,861	$ 3,095,564
Regional Banks-6.95%
Hanmi Financial Corp.	172,981	3,098,089
PacWest Bancorp	139,236	4,745,163
People’s United Financial, Inc.	230,262	3,308,865
Umpqua Holdings Corp.	252,338	3,964,230
Valley National Bancorp	349,578	3,674,065
		18,790,412
Thrifts & Mortgage Finance-4.15%
New York Community Bancorp, Inc.	528,343	6,097,078
Oritani Financial Corp.	299,274	5,126,564
		11,223,642
Trading Companies & Distributors-4.14%
Aircastle Ltd.	243,775	5,326,484
Triton International Ltd. (Bermuda)	182,499	5,867,343
		11,193,827
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.09% (Cost $298,715,677)		270,632,147
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-4.40%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	8,917,097	8,917,097
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	2,976,275	2,977,466
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,894,563)		11,894,563
TOTAL INVESTMENTS IN SECURITIES-104.49% (Cost $310,610,240)		282,526,710
OTHER ASSETS LESS LIABILITIES-(4.49)%		(12,137,183)
NET ASSETS-100.00%		$270,389,527

Investment Abbreviations:
REIT	-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco KBW High Dividend Yield Financial ETF (KBWD)—(continued)
August 31, 2019
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	The Fund’s Adviser and Invesco Mortgage Capital, Inc. are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. are considered to be affiliated. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended August 31, 2019.

	Value August 31, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2019	Dividend Income
Invesco Ltd.	$5,020,367	$ 3,022,409	$(1,945,019)	$(1,404,739)	$(786,528)	$ 3,906,490	$ 330,639
Invesco Mortgage Capital, Inc.	-	10,896,853	(2,468,368)	219,337	103,215	8,751,037	811,837
Total Investments in Affiliates	$5,020,367	$13,919,262	$(4,413,387)	$ (1,185,402)	$(683,313)	$12,657,527	$1,142,476

(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco KBW Premium Yield Equity REIT ETF (KBWY)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.23%
Diversified REITs-10.75%
Global NET Lease, Inc.	896,657	$ 17,197,881
Lexington Realty Trust	695,663	7,227,939
VEREIT, Inc.	995,156	9,702,771
		34,128,591
Health Care REITs-15.56%
New Senior Investment Group, Inc.	1,708,379	10,677,369
Omega Healthcare Investors, Inc.	296,874	12,076,834
Sabra Health Care REIT, Inc.	690,182	14,921,735
Senior Housing Properties Trust	1,378,644	11,704,688
		49,380,626
Hotel & Resort REITs-20.96%
Apple Hospitality REIT, Inc.	718,190	11,440,767
Braemar Hotels & Resorts, Inc.	837,790	7,682,534
Chatham Lodging Trust	519,512	8,618,704
Hersha Hospitality Trust	549,696	7,640,774
Hospitality Properties Trust	498,263	12,028,069
RLJ Lodging Trust	638,831	10,355,451
Summit Hotel Properties, Inc.	786,309	8,775,208
		66,541,507
Office REITs-8.81%
City Office REIT, Inc.	964,843	13,063,974
Office Properties Income Trust	549,059	14,884,990
		27,948,964
Residential REITs-9.07%
Bluerock Residential Growth REIT, Inc.	708,621	8,765,642
Independence Realty Trust, Inc.	852,086	11,852,516
Preferred Apartment Communities, Inc., Class A(b)	607,777	8,180,678
		28,798,836
Retail REITs-21.82%
Brixmor Property Group, Inc.	543,304	10,013,093
Kite Realty Group Trust	784,283	11,207,404
Pennsylvania Real Estate Investment Trust(b)	2,916,866	14,992,691
Washington Prime Group, Inc.(b)	6,329,541	20,444,417
Whitestone REIT	1,013,221	12,584,205
		69,241,810
	Shares	Value
Specialized REITs-12.26%
CoreCivic, Inc.	523,572	$ 8,874,545
EPR Properties	105,260	8,236,595
Gaming and Leisure Properties, Inc.	248,855	9,735,208
GEO Group, Inc. (The)	569,609	9,774,491
Uniti Group, Inc.	308,990	2,283,436
		38,904,275
Total Common Stocks & Other Equity Interests (Cost $343,116,151)		314,944,609
Money Market Funds-0.02%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(c) (Cost $49,287)	49,287	49,287
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.25% (Cost $343,165,438)		314,993,896
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-11.15%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(c)(d)	26,540,877	26,540,877
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(c)(d)	8,849,020	8,852,559
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $35,393,179)		35,393,436
TOTAL INVESTMENTS IN SECURITIES-110.40% (Cost $378,558,617)		350,387,332
OTHER ASSETS LESS LIABILITIES-(10.40)%		(32,997,757)
NET ASSETS-100.00%		$317,389,575

Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco KBW Property & Casualty Insurance ETF (KBWP)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.90%
Multi-line Insurance-22.15%
American Financial Group, Inc.	42,651	$ 4,306,471
American International Group, Inc.	164,022	8,535,705
Assurant, Inc.	41,901	5,153,823
Hartford Financial Services Group, Inc. (The)	79,536	4,635,358
Horace Mann Educators Corp.	37,823	1,659,295
		24,290,652
Property & Casualty Insurance-69.43%
Allstate Corp. (The)	87,703	8,979,910
Arch Capital Group Ltd.(b)	121,646	4,805,017
Axis Capital Holdings Ltd.	70,298	4,315,594
Chubb Ltd.	57,347	8,962,189
Cincinnati Financial Corp.	42,632	4,795,674
Hanover Insurance Group, Inc. (The)	34,285	4,565,048
James River Group Holdings Ltd.	27,720	1,366,042
Kemper Corp.	50,468	3,531,751
Mercury General Corp.	50,872	2,721,652
ProAssurance Corp.	49,391	1,929,706
Progressive Corp. (The)	105,657	8,008,800
RLI Corp.	40,948	3,749,608
Selective Insurance Group, Inc.	54,436	4,334,739
Travelers Cos., Inc. (The)	57,542	8,456,372
	Shares	Value
Property & Casualty Insurance-(continued)
Universal Insurance Holdings, Inc.	31,842	$ 796,050
W.R. Berkley Corp.	67,335	4,797,619
		76,115,771
Reinsurance-8.32%
Everest Re Group, Ltd.	16,913	3,989,439
RenaissanceRe Holdings Ltd. (Bermuda)	24,012	4,335,367
Third Point Reinsurance Ltd. (Bermuda)(b)	84,351	794,586
		9,119,392
Total Common Stocks & Other Equity Interests (Cost $95,254,295)		109,525,815
Money Market Funds-0.02%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(c) (Cost $20,139)	20,139	20,139
TOTAL INVESTMENTS IN SECURITIES-99.92% (Cost $95,274,434)		109,545,954
OTHER ASSETS LESS LIABILITIES-0.08%		84,386
NET ASSETS-100.00%		$109,630,340

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco KBW Regional Banking ETF (KBWR)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.72%
Regional Banks-96.56%
Associated Banc-Corp.	67,664	$ 1,301,855
BancorpSouth Bank	49,499	1,365,677
Bank of Hawaii Corp.	17,716	1,464,759
Bank OZK	46,381	1,196,630
BankUnited, Inc.	41,269	1,310,703
Boston Private Financial Holdings, Inc.	41,092	436,397
Brookline Bancorp, Inc.	39,129	549,371
Cadence BanCorp	63,174	970,984
Cathay General Bancorp	39,429	1,308,649
Columbia Banking System, Inc.	36,079	1,245,086
Commerce Bancshares, Inc.(b)	44,390	2,533,337
Community Bank System, Inc.	21,686	1,322,629
Cullen/Frost Bankers, Inc.	25,344	2,103,806
CVB Financial Corp.	65,227	1,341,719
East West Bancorp, Inc.	58,464	2,404,624
F.N.B. Corp.	121,857	1,309,963
First Commonwealth Financial Corp.	48,314	597,644
First Financial Bancorp	48,370	1,132,825
First Financial Bankshares, Inc.	47,315	1,448,785
First Hawaiian, Inc.	53,854	1,384,048
First Horizon National Corp.	99,957	1,582,319
First Midwest Bancorp, Inc.	52,436	1,006,771
Fulton Financial Corp.	82,801	1,320,676
Glacier Bancorp, Inc.	34,012	1,349,936
Hancock Whitney Corp.	35,293	1,239,137
Home BancShares, Inc.	76,508	1,355,722
Hope Bancorp, Inc.	62,128	833,137
IBERIABANK Corp.	18,747	1,293,356
Investors Bancorp, Inc.	128,763	1,429,269
Old National Bancorp	84,092	1,412,746
PacWest Bancorp	36,886	1,257,075
Pinnacle Financial Partners, Inc.	25,315	1,333,341
Popular, Inc.	38,822	2,040,873
Prosperity Bancshares, Inc.(b)	20,682	1,342,675
Signature Bank	22,174	2,586,597
Sterling Bancorp	69,416	1,323,763
Synovus Financial Corp.	41,941	1,490,583
TCF Financial Corp.	75,708	2,919,301
Texas Capital Bancshares, Inc.(c)	23,393	1,260,415
Trustmark Corp.	31,754	1,037,721
UMB Financial Corp.	21,711	1,353,030
Umpqua Holdings Corp.	83,934	1,318,603
	Shares	Value
Regional Banks-(continued)
United Bankshares, Inc.	37,463	$ 1,381,635
United Community Banks, Inc.	38,768	1,023,863
Valley National Bancorp	136,499	1,434,605
Webster Financial Corp.	30,272	1,354,975
Western Alliance Bancorp	32,574	1,414,363
Wintrust Financial Corp.	19,788	1,243,280
		66,669,258
Thrifts & Mortgage Finance-3.16%
Provident Financial Services, Inc.	32,740	779,540
Washington Federal, Inc.	39,457	1,404,669
		2,184,209
Total Common Stocks & Other Equity Interests (Cost $85,086,114)		68,853,467
Money Market Funds-0.11%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $77,787)	77,787	77,787
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.83% (Cost $85,163,901)		68,931,254
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.44%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	1,260,658	1,260,658
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	420,051	420,219
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,680,877)		1,680,877
TOTAL INVESTMENTS IN SECURITIES-102.27% (Cost $86,844,778)		70,612,131
OTHER ASSETS LESS LIABILITIES-(2.27)%		(1,565,292)
NET ASSETS-100.00%		$69,046,839

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Statements of Assets and Liabilities
August 31, 2019
	Invesco KBW Bank ETF (KBWB)	Invesco KBW High Dividend Yield Financial ETF (KBWD)	Invesco KBW Premium Yield Equity REIT ETF (KBWY)	Invesco KBW Property & Casualty Insurance ETF (KBWP)	Invesco KBW Regional Banking ETF (KBWR)
Assets:
Unaffiliated investments in securities, at value(a)	$ 562,801,629	$ 257,974,620	$314,944,609	$109,525,815	$ 68,853,467
Affiliated investments in securities, at value	-	24,552,090	35,442,723	20,139	1,758,664
Receivable for:
Dividends	1,136,263	573,962	2,460,300	124,269	144,124
Securities lending	7	4,295	40,409	-	49
Investments sold	4,784,240	4,410,273	-	-	-
Fund shares sold	43,337,178	-	-	-	-
Total assets	612,059,317	287,515,240	352,888,041	109,670,223	70,756,304
Liabilities:
Due to custodian	426,695	184,266	-	-	-
Payable for:
Investments purchased	43,289,035	-	-	-	-
Collateral upon return of securities loaned	-	11,894,563	35,393,179	-	1,680,877
Fund shares repurchased	4,788,582	4,952,106	-	-	-
Accrued unitary management fees	148,397	84,394	94,541	31,887	20,831
Accrued expenses	13,288	10,384	10,746	7,996	7,757
Total liabilities	48,665,997	17,125,713	35,498,466	39,883	1,709,465
Net Assets	$563,393,320	$ 270,389,527	$317,389,575	$109,630,340	$ 69,046,839
Net assets consist of:
Shares of beneficial interest	$662,920,121	$ 391,296,211	$410,625,279	$ 99,586,948	$ 89,434,510
Distributable earnings	(99,526,801)	(120,906,684)	(93,235,704)	10,043,392	(20,387,671)
Net Assets	$563,393,320	$ 270,389,527	$317,389,575	$109,630,340	$ 69,046,839
Shares outstanding (unlimited amount authorized, $0.01 par value)	11,700,000	13,650,000	10,850,000	1,550,000	1,450,000
Net asset value	$ 48.15	$ 19.81	$ 29.25	$ 70.73	$ 47.62
Market price	$ 48.22	$ 19.80	$ 29.26	$ 70.78	$ 47.61
Unaffiliated investments in securities, at cost	$ 664,085,723	$ 283,750,216	$343,116,151	$ 95,254,295	$ 85,086,114
Affiliated investments in securities, at cost	$ -	$ 26,860,024	$ 35,442,466	$ 20,139	$ 1,758,664
(a)Includes securities on loan with an aggregate value of:	$ -	$ 11,321,360	$ 32,308,487	$ -	$ 1,651,701
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Statements of Operations
For the year ended August 31, 2019
	Invesco KBW Bank ETF (KBWB)	Invesco KBW High Dividend Yield Financial ETF (KBWD)	Invesco KBW Premium Yield Equity REIT ETF (KBWY)	Invesco KBW Property & Casualty Insurance ETF (KBWP)	Invesco KBW Regional Banking ETF (KBWR)
Investment income:
Unaffiliated dividend income	$ 19,542,770	$ 21,708,609	$ 15,064,265	$ 1,767,632	$ 2,811,821
Affiliated dividend income	10,802	1,149,445	15,772	948	1,551
Securities lending income	447	218,645	151,669	-	421
Foreign witholding tax	-	-	-	-	(5,943)
Total investment income	19,554,019	23,076,699	15,231,706	1,768,580	2,807,850
Expenses:
Unitary management fees	2,391,398	1,052,119	1,242,811	252,498	366,062
Proxy fees	13,288	10,384	10,746	7,996	7,757
Total expenses	2,404,686	1,062,503	1,253,557	260,494	373,819
Less: Waivers	(921)	(571)	(1,341)	(82)	(136)
Net expenses	2,403,765	1,061,932	1,252,216	260,412	373,683
Net investment income	17,150,254	22,014,767	13,979,490	1,508,168	2,434,167
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(11,183,415)	(25,235,489)	(40,664,291)	(1,112,749)	(3,379,555)
Affiliated investment securities	-	(657,934)	-	-	-
Unaffiliated in-kind redemptions	(45,673,556)	4,524,032	8,378,811	358,266	(5,413,987)
Affiliated in-kind redemptions	-	(25,379)	-	-	-
Net realized gain (loss)	(56,856,971)	(21,394,770)	(32,285,480)	(754,483)	(8,793,542)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(84,126,403)	(30,636,931)	(40,138,891)	7,881,520	(23,157,162)
Affiliated investment securities	-	(1,185,402)	257	-	-
Change in unrealized appreciation (depreciation)	(84,126,403)	(31,822,333)	(40,138,634)	7,881,520	(23,157,162)
Net realized and unrealized gain (loss)	(140,983,374)	(53,217,103)	(72,424,114)	7,127,037	(31,950,704)
Net increase (decrease) in net assets resulting from operations	$(123,833,120)	$(31,202,336)	$(58,444,624)	$ 8,635,205	$(29,516,537)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Statements of Changes in Net Assets
For the year ended August 31, 2019, period November 1, 2017 through August 31, 2018 and the year ended October 31, 2017
	Invesco KBW Bank ETF (KBWB)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$ 17,150,254	$ 16,342,866	$ 13,069,943
Net realized gain (loss)	(56,856,971)	101,764,828	154,375,709
Change in net unrealized appreciation (depreciation)	(84,126,403)	(34,013,957)	27,468,968
Net increase (decrease) in net assets resulting from operations	(123,833,120)	84,093,737	194,914,620
Distributions to Shareholders from:
Distributable earnings	(18,039,786)	(13,953,911)	(11,970,916)
Return of capital	-	-	-
Total distributions to shareholders	(18,039,786)	(13,953,911)	(11,970,916)
Shareholder Transactions:
Proceeds from shares sold	1,393,839,744	1,638,315,299	2,366,524,964
Value of shares repurchased	(1,711,833,157)	(1,617,247,032)	(2,047,550,740)
Net increase (decrease) in net assets resulting from share transactions	(317,993,413)	21,068,267	318,974,224
Net increase (decrease) in net assets	(459,866,319)	91,208,093	501,917,928
Net assets:
Beginning of period	1,023,259,639	932,051,546	430,133,618
End of period	$ 563,393,320	$ 1,023,259,639	$ 932,051,546
Changes in Shares Outstanding:
Shares sold	28,050,000	29,550,000	49,150,000
Shares repurchased	(34,300,000)	(29,400,000)	(42,550,000)
Shares outstanding, beginning of period	17,950,000	17,800,000	11,200,000
Shares outstanding, end of period	11,700,000	17,950,000	17,800,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco KBW High Dividend Yield Financial ETF (KBWD)			Invesco KBW Premium Yield Equity REIT ETF (KBWY)
Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017

$ 22,014,767	$ 17,017,166	$ 21,969,300	$ 13,979,490	$ 16,643,234	$ 11,722,507
(21,394,770)	16,926,967	11,868,801	(32,285,480)	(6,459,458)	11,800,757
(31,822,333)	(6,479,260)	9,290,576	(40,138,634)	7,059,557	8,428,010
(31,202,336)	27,464,873	43,128,677	(58,444,624)	17,243,333	31,951,274

(24,710,760)	(22,966,897)	(22,432,879)	(21,935,164)	(24,220,997)	(20,246,066)
-	-	(2,226,939)	-	-	-
(24,710,760)	(22,966,897)	(24,659,818)	(21,935,164)	(24,220,997)	(20,246,066)

28,111,323	108,478,207	178,272,224	39,271,834	141,589,335	250,699,457
(46,365,139)	(88,207,774)	(98,332,179)	(83,628,921)	(73,506,565)	(69,808,620)
(18,253,816)	20,270,433	79,940,045	(44,357,087)	68,082,770	180,890,837
(74,166,912)	24,768,409	98,408,904	(124,736,875)	61,105,106	192,596,045

344,556,439	319,788,030	221,379,126	442,126,450	381,021,344	188,425,299
$270,389,527	$344,556,439	$319,788,030	$ 317,389,575	$442,126,450	$381,021,344

1,300,000	4,650,000	7,600,000	1,300,000	4,050,000	6,750,000
(2,200,000)	(3,750,000)	(4,250,000)	(2,800,000)	(2,100,000)	(1,900,000)
14,550,000	13,650,000	10,300,000	12,350,000	10,400,000	5,550,000
13,650,000	14,550,000	13,650,000	10,850,000	12,350,000	10,400,000

23

Statements of Changes in Net Assets—(continued)
For the year ended August 31, 2019, period November 1, 2017 through August 31, 2018 and the year ended October 31, 2017
	Invesco KBW Property & Casualty Insurance ETF (KBWP)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$ 1,508,168	$ 1,534,738	$ 1,873,891
Net realized gain (loss)	(754,483)	6,519,332	5,219,521
Change in net unrealized appreciation (depreciation)	7,881,520	(2,244,500)	7,305,099
Net increase (decrease) in net assets resulting from operations	8,635,205	5,809,570	14,398,511
Distributions to Shareholders from:
Distributable earnings	(1,692,235)	(1,596,854)	(1,799,966)
Shareholder Transactions:
Proceeds from shares sold	38,563,108	18,244,467	58,787,740
Value of shares repurchased	(2,915,566)	(53,879,098)	(35,934,148)
Net increase (decrease) in net assets resulting from share transactions	35,647,542	(35,634,631)	22,853,592
Net increase (decrease) in net assets	42,590,512	(31,421,915)	35,452,137
Net assets:
Beginning of period	67,039,828	98,461,743	63,009,606
End of period	$109,630,340	$ 67,039,828	$ 98,461,743
Changes in Shares Outstanding:
Shares sold	550,000	300,000	1,050,000
Shares repurchased	(50,000)	(900,000)	(650,000)
Shares outstanding, beginning of period	1,050,000	1,650,000	1,250,000
Shares outstanding, end of period	1,550,000	1,050,000	1,650,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco KBW Regional Banking ETF (KBWR)
Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017

$ 2,434,167	$ 2,587,764	$ 3,224,542
(8,793,542)	688,415	41,007,368
(23,157,162)	9,232,886	(12,499,936)
(29,516,537)	12,509,065	31,731,974

(2,779,862)	(2,158,780)	(3,136,776)

8,317,576	64,182,760	301,117,371
(102,311,944)	(28,049,508)	(317,540,491)
(93,994,368)	36,133,252	(16,423,120)
(126,290,767)	46,483,537	12,172,078

195,337,606	148,854,069	136,681,991
$ 69,046,839	$ 195,337,606	$ 148,854,069

150,000	1,100,000	5,500,000
(2,000,000)	(500,000)	(5,900,000)
3,300,000	2,700,000	3,100,000
1,450,000	3,300,000	2,700,000

25

Financial Highlights
Invesco KBW Bank ETF (KBWB)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 57.01	$ 52.36	$ 38.40	$ 37.43	$ 37.12	$ 33.00
Net investment income(a)	1.27	0.83	0.77	0.68	0.66	0.55
Net realized and unrealized gain (loss) on investments	(8.86)	4.51	13.92	0.98	0.22	4.11
Total from investment operations	(7.59)	5.34	14.69	1.66	0.88	4.66
Distributions to shareholders from:
Net investment income	(1.27)	(0.69)	(0.73)	(0.69)	(0.55)	(0.54)
Net realized gains	-	-	-	-	(0.02)	-
Total distributions	(1.27)	(0.69)	(0.73)	(0.69)	(0.57)	(0.54)
Net asset value at end of period	$ 48.15	$ 57.01	$ 52.36	$ 38.40	$ 37.43	$ 37.12
Market price at end of period(b)	$ 48.22	$ 57.01	$ 52.39	$ 38.44	$ 37.49	$ 37.13
Net Asset Value Total Return(c)	(13.30)%	10.24%	38.42%	4.61%	2.35%	14.16%
Market Price Total Return(c)	(13.18)%	10.18%	38.36%	4.55%	2.49%	14.09%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$563,393	$1,023,260	$932,052	$430,134	$559,632	$289,536
Ratio to average net assets of:
Expenses	0.35%	0.35% (d)	0.35%	0.35%	0.35%	0.35%
Net investment income	2.51%	1.78% (d)	1.60%	1.92%	1.74%	1.55%
Portfolio turnover rate(e)	13%	7%	9%	12%	17%	5%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Financial Highlights—(continued)
Invesco KBW High Dividend Yield Financial ETF (KBWD)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 23.68	$ 23.43	$ 21.49	$ 22.39	$ 25.81	$ 25.20
Net investment income(a)	1.59	1.23	1.84	1.57	1.75	2.04 (b)
Net realized and unrealized gain (loss) on investments	(3.67)	0.69	2.16	(0.53)	(3.22)	0.62
Total from investment operations	(2.08)	1.92	4.00	1.04	(1.47)	2.66
Distributions to shareholders from:
Net investment income	(1.79)	(1.67)	(1.88)	(1.81)	(1.87)	(2.05)
Return of capital	-	-	(0.18)	(0.13)	(0.08)	-
Total distributions	(1.79)	(1.67)	(2.06)	(1.94)	(1.95)	(2.05)
Net asset value at end of period	$ 19.81	$ 23.68	$ 23.43	$ 21.49	$ 22.39	$ 25.81
Market price at end of period(c)	$ 19.80	$ 23.69	$ 23.46	$ 21.51	$ 22.39	$ 25.82
Net Asset Value Total Return(d)	(9.06)%	8.57%	18.95%	5.46%	(6.08)%	11.05%
Market Price Total Return(d)	(9.15)%	8.47%	18.99%	5.56%	(6.12)%	10.91%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$270,390	$344,556	$319,788	$221,379	$277,692	$272,257
Ratio to average net assets of:
Expenses(e)	0.35%	0.35% (f)	0.35%	0.35%	0.35%	0.35%
Net investment income	7.32%	6.36% (f)	7.77%	7.45%	7.15%	8.00% (b)
Portfolio turnover rate(g)	54%	46%	52%	113%	49%	30%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.90 and 7.47%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Financial Highlights—(continued)
Invesco KBW Premium Yield Equity REIT ETF (KBWY)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 35.80	$ 36.64	$ 33.95	$ 31.51	$ 33.83	$ 31.32
Net investment income(a)	1.21	1.45	1.49	1.40	1.19	1.07
Net realized and unrealized gain (loss) on investments	(5.86)	(0.18)	3.78	3.36	(1.80)	3.01
Total from investment operations	(4.65)	1.27	5.27	4.76	(0.61)	4.08
Distributions to shareholders from:
Net investment income	(1.90)	(2.11)	(2.58)	(2.32)	(1.71)	(1.57)
Net asset value at end of period	$ 29.25	$ 35.80	$ 36.64	$ 33.95	$ 31.51	$ 33.83
Market price at end of period(b)	$ 29.26	$ 35.80	$ 36.67	$ 33.95	$ 31.52	$ 33.82
Net Asset Value Total Return(c)	(12.94)%	4.05%	15.71%	15.68%	(1.94)%	13.51%
Market Price Total Return(c)	(12.91)%	3.95%	15.79%	15.64%	(1.88)%	13.27%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$317,390	$442,126	$381,021	$188,425	$110,279	$98,103
Ratio to average net assets of:
Expenses	0.35%	0.35% (d)	0.35%	0.35%	0.35%	0.35%
Net investment income	3.94%	5.16% (d)	4.04%	4.18%	3.58%	3.39%
Portfolio turnover rate(e)	69%	53%	61%	87%	25%	27%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Financial Highlights—(continued)
Invesco KBW Property & Casualty Insurance ETF (KBWP)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 63.85	$ 59.67	$ 50.41	$ 48.24	$ 41.27	$ 38.07
Net investment income(a)	1.35	1.22	1.12	1.08	0.75	0.88
Net realized and unrealized gain on investments	7.06	4.06	9.23	2.06	7.10	3.29
Total from investment operations	8.41	5.28	10.35	3.14	7.85	4.17
Distributions to shareholders from:
Net investment income	(1.53)	(1.10)	(1.09)	(0.93)	(0.78)	(0.92)
Net realized gains	-	-	-	(0.04)	(0.10)	(0.05)
Total distributions	(1.53)	(1.10)	(1.09)	(0.97)	(0.88)	(0.97)
Net asset value at end of period	$ 70.73	$ 63.85	$ 59.67	$ 50.41	$ 48.24	$ 41.27
Market price at end of period(b)	$ 70.78	$ 63.92	$ 59.68	$ 50.44	$ 48.36	$ 41.27
Net Asset Value Total Return(c)	13.54%	8.99%	20.68%	6.63%	19.31%	11.17%
Market Price Total Return(c)	13.50%	9.09%	20.63%	6.43%	19.60%	11.12%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$109,630	$67,040	$98,462	$63,010	$86,828	$10,319
Ratio to average net assets of:
Expenses	0.36% (d)	0.35% (e)	0.35%	0.35%	0.35%	0.35%
Net investment income	2.09% (d)	2.41% (e)	1.97%	2.23%	1.69%	2.30%
Portfolio turnover rate(f)	14%	22%	16%	20%	35%	4%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Financial Highlights—(continued)
Invesco KBW Regional Banking ETF (KBWR)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 59.19	$ 55.13	$ 44.09	$ 42.40	$ 39.21	$ 36.92
Net investment income(a)	1.20	0.89	0.94	0.87	0.80	0.68
Net realized and unrealized gain (loss) on investments	(11.52)	3.94	10.96	1.63	3.17	2.28
Total from investment operations	(10.32)	4.83	11.90	2.50	3.97	2.96
Distributions to shareholders from:
Net investment income	(1.25)	(0.77)	(0.86)	(0.81)	(0.78)	(0.67)
Net asset value at end of period	$ 47.62	$ 59.19	$ 55.13	$ 44.09	$ 42.40	$ 39.21
Market price at end of period(b)	$ 47.61	$ 59.19	$ 55.20	$ 44.15	$ 42.42	$ 39.21
Net Asset Value Total Return(c)	(17.48)%	8.79%	27.06%	6.05%	10.24%	8.03%
Market Price Total Return(c)	(17.50)%	8.65%	27.05%	6.14%	10.29%	7.91%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$69,047	$195,338	$148,854	$136,682	$52,996	$35,292
Ratio to average net assets of:
Expenses	0.36% (d)	0.35% (e)	0.35%	0.35%	0.35%	0.35%
Net investment income	2.33% (d)	1.85% (e)	1.75%	2.11%	1.97%	1.80%
Portfolio turnover rate(f)	15%	14%	21%	23%	25%	13%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Notes to Financial Statements
Invesco Exchange-Traded Fund Trust II
August 31, 2019
NOTE 1—Organization
Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:
Full Name	Short Name
Invesco KBW Bank ETF (KBWB)	"KBW Bank ETF"
Invesco KBW High Dividend Yield Financial ETF (KBWD)	"KBW High Dividend Yield Financial ETF"
Invesco KBW Premium Yield Equity REIT ETF (KBWY)	"KBW Premium Yield Equity REIT ETF"
Invesco KBW Property & Casualty Insurance ETF (KBWP)	"KBW Property & Casualty Insurance ETF"
Invesco KBW Regional Banking ETF (KBWR)	"KBW Regional Banking ETF"
Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market.
The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.
The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):
Fund	Underlying Index
KBW Bank ETF	KBW Nasdaq Bank Index
KBW High Dividend Yield Financial ETF	KBW Nasdaq Financial Sector Dividend Yield Index
KBW Premium Yield Equity REIT ETF	KBW Nasdaq PremiumYield Equity REIT Index
KBW Property & Casualty Insurance ETF	KBW Nasdaq Property & Casualty Index
KBW Regional Banking ETF	KBW Nasdaq Regional Banking Index
NOTE 2—Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.
A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:
A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter ("OTC") market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities,

31

developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the "Adviser") determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Other Risks
Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s NAV and possibly face trading halts and/or delisting.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time

32

due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
High Dividend Paying Securities Risk. Certain Funds invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in which a Fund invests and the capital resources available for such companies’ dividend payments may adversely affect a Fund.
Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.
Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.
Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Because each Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Non-Diversified Fund Risk. KBW Bank ETF and KBW Property & Casualty Insurance ETF are non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.
REIT Risk. For certain Funds, although the Funds will not invest in real estate directly, the REITs in which the Funds invest are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. REITs may be affected by changes in the values of the underlying properties that they own or operate and could fail to qualify for favorable tax or regulatory treatment. REITs also are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs rely heavily on cash flows and a variety of economic and other factors may adversely affect a lessee’s ability to meet its obligations to a REIT. Should a lessee default on their loan, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments.
Small- and Mid-Capitalization Company Risk. Certain Funds invest in securities of small- and mid- capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
C.	Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.
The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

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Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.
D.	Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
E.	Dividends and Distributions to Shareholders - Each Fund (except for KBW High Dividend Yield Financial ETF and KBW Premium Yield Equity REIT ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. KBW High Dividend Yield Financial ETF and KBW Premium Yield Equity REIT ETF each declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP"). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.
F.	Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.
The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
G.	Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses (as set forth in the Investment Advisory Agreement).
Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.
To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.
H.	Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

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I.	Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an "interested person" (as defined in the 1940 Act) of the Trust (each, an "Independent Trustee") is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.
J.	Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.
The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.
K.	Securities Lending - Each Fund may participate in securities lending. Each Fund may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.
L.	Distributions from Distributable Earnings - In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the Funds have presented the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, in the Statements of Changes in Net Assets.
For the period November 1, 2017 through August 31, 2018 and the year ended October 31, 2017, distributions from distributable earnings consisted of distributions from net investment income.
NOTE 3—Investment Advisory Agreement and Other Agreements
The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

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Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee equal to a percentage of its average daily net assets as follows:
Unitary Management Fees (as a % of Net Assets)
KBW Bank ETF	0.35%
KBW High Dividend Yield Financial ETF	0.35%
KBW Premium Yield Equity REIT ETF	0.35%
KBW Property & Casualty Insurance ETF	0.35%
KBW Regional Banking ETF	0.35%
Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.
Further, through August 31, 2021, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.
For fiscal year ended August 31, 2019, the Adviser waived fees for each Fund in the following amounts:
KBW Bank ETF	$ 921
KBW High Dividend Yield Financial ETF	571
KBW Premium Yield Equity REIT ETF	1,341
KBW Property & Casualty Insurance ETF	82
KBW Regional Banking ETF	136
The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.
The Adviser has entered into a licensing agreement for each Fund with Keefe, Bruyette & Woods, Inc. (the “Licensor”).
Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.
The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.
NOTE 4—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of August 31, 2019, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

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NOTE 5—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Year Ended August 31, 2019, Period November 1, 2017 to August 31, 2018 and Year Ended October 31, 2017:
	August 31, 2019	August 31, 2018		October 31, 2017
	Ordinary Income	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
KBW Bank ETF	$18,039,786	$ 13,953,911	$-	$11,970,916	$ -
KBW High Dividend Yield Financial ETF	24,710,760	22,966,897	-	22,432,879	2,226,939
KBW Premium Yield Equity REIT ETF	21,935,164	24,220,997	-	20,246,066	-
KBW Property & Casualty Insurance ETF	1,692,235	1,596,854	-	1,799,966	-
KBW Regional Banking ETF	2,779,862	2,158,780	-	3,136,776	-
Tax Components of Net Assets at Fiscal Year-End:
	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
KBW Bank ETF	$3,527,489	$(102,087,630)	$ (966,660)	$662,920,121	$563,393,320
KBW High Dividend Yield Financial ETF	-	(34,413,599)	(86,493,085)	391,296,211	270,389,527
KBW Premium Yield Equity REIT ETF	-	(35,913,458)	(57,322,246)	410,625,279	317,389,575
KBW Property & Casualty Insurance ETF	26,321	13,720,993	(3,703,922)	99,586,948	109,630,340
KBW Regional Banking ETF	429,643	(16,636,414)	(4,180,900)	89,434,510	69,046,839
Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The following table presents available capital loss carryforwards for each Fund as of August 31, 2019:
	No expiration
	Short-Term	Long-Term	Total*
KBW Bank ETF	$ -	$ 966,660	$ 966,660
KBW High Dividend Yield Financial ETF	21,028,458	65,464,627	86,493,085
KBW Premium Yield Equity REIT ETF	19,743,549	37,578,697	57,322,246
KBW Property & Casualty Insurance ETF	680,604	3,023,318	3,703,922
KBW Regional Banking ETF	1,597,528	2,583,372	4,180,900

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 6—Investment Transactions
For the fiscal year ended August 31, 2019, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:
	Purchases	Sales
KBW Bank ETF	$ 87,540,357	$ 89,895,587
KBW High Dividend Yield Financial ETF	164,021,825	161,125,708
KBW Premium Yield Equity REIT ETF	248,819,414	247,041,995
KBW Property & Casualty Insurance ETF	10,485,862	10,824,671
KBW Regional Banking ETF	16,360,876	16,964,220

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For the fiscal year ended August 31, 2019, in-kind transactions associated with creations and redemptions were as follows:
	Cost of Securities Received	Value of Securities Delivered
KBW Bank ETF	$1,366,019,039	$1,683,160,186
KBW High Dividend Yield Financial ETF	23,280,618	39,340,643
KBW Premium Yield Equity REIT ETF	38,671,989	80,019,180
KBW Property & Casualty Insurance ETF	38,542,670	2,847,076
KBW Regional Banking ETF	8,307,151	102,244,188
Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.
At August 31, 2019, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
KBW Bank ETF	$ -	$(102,087,630)	$(102,087,630)	$664,889,259
KBW High Dividend Yield Financial ETF	10,654,368	(45,067,967)	(34,413,599)	316,940,309
KBW Premium Yield Equity REIT ETF	24,455,976	(60,369,434)	(35,913,458)	386,300,790
KBW Property & Casualty Insurance ETF	15,432,720	(1,711,727)	13,720,993	95,824,961
KBW Regional Banking ETF	617,834	(17,254,248)	(16,636,414)	87,248,545
NOTE 7—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2019, the reclassifications were as follows:
	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
KBW Bank ETF	$ -	$57,738,204	$(57,738,204)
KBW High Dividend Yield Financial ETF	1,455,961	(3,242,959)	1,786,998
KBW Premium Yield Equity REIT ETF	7,955,674	(3,948,038)	(4,007,636)
KBW Property & Casualty Insurance ETF	-	(287,148)	287,148
KBW Regional Banking ETF	-	6,683,798	(6,683,798)
NOTE 8—Trustees’ and Officer’s Fees
Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.
The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.
NOTE 9—Capital
Shares are issued and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.
To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at

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least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.
Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.
Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF and Invesco KBW Regional Banking ETF
Opinions on the Financial Statement
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF and Invesco KBW Regional Banking ETF (five of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the "Funds") as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for the year ended August 31, 2019, for the period November 1, 2017 through August 31, 2018 and for the year ended October 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year ended August 31, 2019, the changes in each of their net assets for the year ended August 31, 2019, for the period November 1, 2017 through August 31, 2018 and for the year ended October 31, 2017 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Chicago, Illinois
October 25, 2019
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses
Example
As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2019.
In addition to the fees and expenses which the Invesco KBW High Dividend Yield Financial ETF (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly are included in the Portfolio’s total returns.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.
	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco KBW Bank ETF (KBWB)
Actual	$1,000.00	$ 942.20	0.35%	$1.71
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
Invesco KBW High Dividend Yield Financial ETF (KBWD)
Actual	1,000.00	936.40	0.35	1.71
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
Invesco KBW Premium Yield Equity REIT ETF (KBWY)
Actual	1,000.00	993.70	0.35	1.76
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

41

Calculating your ongoing Fund expenses—(continued)
	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco KBW Property & Casualty Insurance ETF (KBWP)
Actual	$1,000.00	$1,130.70	0.36%	$1.93
Hypothetical (5% return before expenses)	1,000.00	1,023.39	0.36	1.84
Invesco KBW Regional Banking ETF (KBWR)
Actual	1,000.00	895.90	0.36	1.72
Hypothetical (5% return before expenses)	1,000.00	1,023.39	0.36	1.84

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

42

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2019:
	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends- Received Deduction*
Invesco KBW Bank ETF	0%	100%	100%
Invesco KBW High Dividend Yield Financial ETF	47%	10%	26%
Invesco KBW Premium Yield Equity REIT ETF	67%	3%	0%
Invesco KBW Property & Casualty Insurance ETF	0%	100%	96%
Invesco KBW Regional Banking ETF	0%	100%	100%
* The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

43

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Invesco Exchange-Traded Fund Trust II was held on August 19, 2019. The Meeting was held for the following purpose:

(1).	To elect ten (10) trustees to the Board of Trustees of the Trust.

The results of the voting on the above matter was as follows:

Matter		Votes For	Votes Withheld
(1).	Ronn R. Bagge	1,512,443,677.35	33,012,849.80
	Todd J. Barre	1,524,592,795.07	20,863,732.08
	Kevin M. Carome	1,522,436,691.04	23,019,836.11
	Edmund P. Giambastiani, Jr.	1,519,831,527.21	25,624,999.94
	Victoria J. Herget	1,524,877,948.56	20,578,578.59
	Marc M. Kole	1,504,247,741.10	41,208,786.05
	Yung Bong Lim	1,524,207,613.63	21,248,913.52
	Joanne Pace	1,517,347,361.29	28,109,165.86
	Gary R. Wicker	1,515,919,139.19	29,537,387.96
	Donald H. Wilson	1,501,758,651.59	43,697,875.56

44

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2019

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	246	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	246	None

Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	President of Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director of THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member Lawrence Livermore National Laboratory	246	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director of Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

45

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			(2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).		Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008- 2011).

Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms).	246	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018) of United Educators Insurance Company; Independent Director of the First American

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

46

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (2006-2009); and Trustee, Chicago City Day School (1994-2005).

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	246	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

47

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	246	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director of Beacon Power Services, Corp. (2019-Present).

Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and CCO, FrontPoint Partners, LLC (alternative investments) (2005-2006); held the following positions at Credit Suisse (investment banking), Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley, Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).	246	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Advisory Council Member of Morgan Stanley Children’s Hospital (2012- Present); formerly, Trustee, certain funds in the

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

48

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director, (2007-2010) and Investment Committee Chair (2008-2010) Morgan Stanley Foundation.

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer of RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	246	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

49

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	246	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

50

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	246	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

51

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Assistant Treasurer, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

52

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Manager, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC (2013-2019); Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

53

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

54

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 11, 2019, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 73 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF

Invesco California AMT-Free Municipal Bond ETF

Invesco CEF Income Composite ETF

Invesco China Technology ETF

Invesco DWA Developed Markets Momentum ETF

Invesco DWA Emerging Markets Momentum ETF

Invesco DWA SmallCap Momentum ETF

Invesco DWA Tactical Multi-Asset Income ETF

Invesco DWA Tactical Sector Rotation ETF

Invesco Emerging Markets Sovereign Debt ETF

Invesco FTSE International Low Beta Equal Weight ETF

Invesco FTSE RAFI Developed Markets ex-U.S. ETF

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

Invesco FTSE RAFI Emerging Markets ETF

Invesco Fundamental High Yield® Corporate Bond ETF

Invesco Fundamental Investment Grade Corporate Bond ETF

Invesco Global Clean Energy ETF

Invesco Global Short Term High Yield Bond ETF

Invesco Global Water ETF

Invesco International BuyBack AchieversTM ETF

Invesco International Corporate Bond ETF

Invesco KBW Bank ETF

Invesco KBW High Dividend Yield Financial ETF

Invesco KBW Premium Yield Equity REIT ETF

Invesco KBW Property & Casualty Insurance ETF

Invesco KBW Regional Banking ETF

Invesco LadderRite 0-5 Year Corporate Bond ETF

Invesco MSCI Emerging Markets Equal Country Weight ETF

Invesco National AMT-Free Municipal Bond ETF

Invesco New York AMT-Free Municipal Bond ETF

Invesco Preferred ETF

Invesco PureBetaSM 0-5 Yr US TIPS ETF

Invesco PureBetaSM FTSE Developed ex-North America ETF

Invesco PureBetaSM FTSE Emerging Markets ETF

Invesco PureBetaSM MSCI USA ETF

Invesco PureBetaSM MSCI USA Small Cap ETF

Invesco PureBetaSM US Aggregate Bond ETF

Invesco Russell 1000 Enhanced Equal Weight ETF

Invesco Russell 1000 Equal Weight ETF

Invesco Russell 1000 Low Beta Equal Weight ETF

Invesco S&P 500 Enhanced Value ETF

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF

Invesco S&P 500® High Beta ETF

Invesco S&P 500® High Dividend Low Volatility ETF

Invesco S&P 500® Low Volatility ETF

Invesco S&P 500 Minimum Variance ETF

Invesco S&P 500 Momentum ETF

Invesco S&P Emerging Markets Low Volatility ETF

Invesco S&P Emerging Markets Momentum ETF

Invesco S&P High Income Infrastructure ETF

Invesco S&P International Developed High Dividend Low Volatility ETF

Invesco S&P International Developed Low Volatility ETF

Invesco S&P International Developed Momentum ETF

Invesco S&P International Developed Quality ETF

Invesco S&P MidCap Low Volatility ETF

Invesco S&P SmallCap Consumer Discretionary ETF

Invesco S&P SmallCap Consumer Staples ETF

Invesco S&P SmallCap Energy ETF

Invesco S&P SmallCap Financials ETF

Invesco S&P SmallCap Health Care ETF

Invesco S&P SmallCap High Dividend Low Volatility ETF

Invesco S&P SmallCap Industrials ETF

Invesco S&P SmallCap Information Technology ETF

Invesco S&P SmallCap Low Volatility ETF

Invesco S&P SmallCap Materials ETF

Invesco S&P SmallCap Quality ETF

Invesco S&P SmallCap Utilities & Communication Services ETF

Invesco Senior Loan ETF

Invesco Shipping ETF

Invesco Taxable Municipal Bond ETF

Invesco Treasury Collateral ETF

Invesco Variable Rate Preferred ETF

Invesco VRDO Tax-Free Weekly ETF

Also at the April 11, 2019 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset

55

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of each Fund and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2018, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that such Funds’ performance prior to the closing of the Transaction on April 6, 2018 is that of their predecessor Guggenheim ETFs. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year, five-year and since-inception periods for Invesco Global Short Term High Yield Bond ETF and the one-year, ten-year and since-inception periods for Invesco VRDO Tax-Free Weekly ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco Global Short Term High Yield Bond ETF’s and Invesco VRDO Tax-Free Weekly ETF’s level of correlation to its underlying index, as well as the Adviser’s expectations for each Fund’s correlation going forward. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with its line of credit), litigation expenses and other extraordinary expenses (including Acquired Fund Fees and Expenses, if any).

0.04%:	Invesco PureBetaTM MSCI USA ETF

0.05%:	Invesco PureBetaTM US Aggregate Bond ETF

0.06%:	Invesco PureBetaTM MSCI USA Small Cap ETF

0.07%:	Invesco PureBetaTM 0-5 Yr US TIPS ETF, Invesco PureBetaTM FTSE Developed ex-North America ETF

0.08%:	Invesco Treasury Collateral ETF

56

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

0.10%:	Invesco S&P 500 Minimum Variance ETF (the Trustees noted that, prior to April 20, 2018, Invesco S&P 500 Minimum Variance ETF’s unitary advisory fee was 0.13%)

0.13%:	Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Momentum ETF

0.14%:	Invesco PureBetaTM FTSE Emerging Markets ETF

0.15%:	Invesco DWA Tactical Sector Rotation ETF

0.20%:	Invesco Russell 1000 Equal Weight ETF

0.22%:	Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco LadderRite 0-5 Year Corporate Bond ETF

0.25%:	Invesco 1-30 Laddered Treasury ETF, Invesco DWA Tactical Multi-Asset Income ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco VRDO Tax-Free Weekly ETF

0.28%:	Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Taxable Municipal Bond ETF

0.29%:	Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P SmallCap Utilities & Communication Services ETF

0.30%:	Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF

0.35%:	Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF

0.45%:	Invesco FTSE International Low Beta Equal Weight ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P High Income Infrastructure ETF

0.49%:	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF

0.50%:	Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF, Invesco Variable Rate Preferred ETF

0.55%:	Invesco International BuyBack AchieversTM ETF

0.60%:	Invesco DWA SmallCap Momentum ETF

0.65%:	Invesco Senior Loan ETF, Invesco Shipping ETF

0.70%:	Invesco China Technology ETF, Invesco MSCI Emerging Markets Equal Country Weight ETF

0.75%:	Invesco Global Clean Energy ETF, Invesco Global Water ETF

0.80%:	Invesco DWA Developed Markets Momentum ETF

0.90%:	Invesco DWA Emerging Markets Momentum ETF

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that it provides sub-advisory services to other clients.. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were equal to or lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median[1]	Equal to/Lower than Open-End Index Fund Median[2]	Equal to/Lower than Open-End Active Fund Median[3]
Invesco 1-30 Laddered Treasury ETF			X
Invesco California AMT-Free Municipal Bond ETF		N/A	X
Invesco CEF Income Composite ETF	X	N/A	X
Invesco China Technology ETF		N/A	X

57

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

Invesco Fund	Equal to/Lower than ETF Median[1]	Equal to/Lower than Open-End Index Fund Median[2]	Equal to/Lower than Open-End Active Fund Median[3]
Invesco DWA Developed Markets Momentum ETF			X
Invesco DWA Emerging Markets Momentum ETF			X
Invesco DWA SmallCap Momentum ETF		X	X
Invesco DWA Tactical Multi-Asset Income ETF	N/A	N/A	X
Invesco DWA Tactical Sector Rotation ETF	X	N/A	N/A
Invesco Emerging Markets Sovereign Debt ETF			X
Invesco FTSE International Low Beta Equal Weight ETF	X	X	X
Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	X	X	X
Invesco FTSE RAFI Emerging Markets ETF	X		X
Invesco Fundamental High Yield® Corporate Bond ETF		X	X
Invesco Fundamental Investment Grade Corporate Bond ETF			X
Invesco Global Clean Energy ETF		N/A	X
Invesco Global Short Term High Yield Bond ETF	X	X	X
Invesco Global Water ETF		N/A	X
Invesco International BuyBack AchieversTM ETF			X
Invesco International Corporate Bond ETF			X
Invesco KBW Bank ETF	X		X
Invesco KBW High Dividend Yield Financial ETF	X		X
Invesco KBW Premium Yield Equity REIT ETF	X		X
Invesco KBW Property & Casualty Insurance ETF	X		X
Invesco KBW Regional Banking ETF	X		X
Invesco LadderRite 0-5 Year Corporate Bond ETF			X
Invesco MSCI Emerging Markets Equal Country Weight ETF			X
Invesco National AMT-Free Municipal Bond ETF			X
Invesco New York AMT-Free Municipal Bond ETF		N/A	X
Invesco Preferred ETF		N/A	X
Invesco PureBetaTM 0-5 Yr US TIPS ETF	X		X
Invesco PureBetaTM FTSE Developed ex-North America ETF	X	X	X
Invesco PureBetaTM FTSE Emerging Markets ETF	X	X	X
Invesco PureBetaTM MSCI USA ETF	X	X	X
Invesco PureBetaTM MSCI USA Small Cap ETF	X	X	X
Invesco PureBetaTM US Aggregate Bond ETF	X		X
Invesco Russell 1000 Enhanced Equal Weight ETF			X
Invesco Russell 1000 Equal Weight ETF	X	X	X
Invesco Russell 1000 Low Beta Equal Weight ETF			X
Invesco S&P 500 Enhanced Value ETF	X	X	X
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X	X	X
Invesco S&P 500 High Beta ETF	X	X	X
Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X
Invesco S&P 500® Low Volatility ETF	X	X	X
Invesco S&P 500 Minimum Variance ETF	X	X	X

58

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

Invesco Fund	Equal to/Lower than ETF Median[1]	Equal to/Lower than Open-End Index Fund Median[2]	Equal to/Lower than Open-End Active Fund Median[3]
Invesco S&P 500 Momentum ETF	X	X	X
Invesco S&P Emerging Markets Low Volatility ETF	X	X	X
Invesco S&P Emerging Markets Momentum ETF	X	X	X
Invesco S&P High Income Infrastructure ETF	X	N/A	X
Invesco S&P International Developed High Dividend Low Volatility ETF	X	X	X
Invesco S&P International Developed Low Volatility ETF	X		X
Invesco S&P International Developed Momentum ETF	X		X
Invesco S&P International Developed Quality ETF	X		X
Invesco S&P MidCap Low Volatility ETF			X
Invesco S&P SmallCap Consumer Discretionary ETF	X		X
Invesco S&P SmallCap Consumer Staples ETF	X		X
Invesco S&P SmallCap Energy ETF	X		X
Invesco S&P SmallCap Financials ETF	X		X
Invesco S&P SmallCap Health Care ETF	X		X
Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X
Invesco S&P SmallCap Industrials ETF	X		X
Invesco S&P SmallCap Information Technology ETF	X	X	X
Invesco S&P SmallCap Low Volatility ETF	X	X	X
Invesco S&P SmallCap Materials ETF	X		X
Invesco S&P SmallCap Quality ETF	X		X
Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X
Invesco Senior Loan ETF		X	X
Invesco Shipping ETF			X
Invesco Taxable Municipal Bond ETF		N/A	X
Invesco Treasury Collateral ETF	X		X
Invesco Variable Rate Preferred ETF		X	X
Invesco VRDO Tax-Free Weekly ETF		N/A	X

[1]	The information provided by the Adviser indicated that certain Funds did not have any comparable ETF peers. Those Funds have been designated in this column with an “N/A” for not available.

[2]

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

[3]

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end active fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco International Corporate Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Senior Loan ETF, Invesco Taxable Municipal Bond ETF and Invesco VRDO Tax-Free Weekly ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

The Trustees considered that the Adviser had agreed to waive a portion of its unitary advisory fee, at least until February 28, 2021, for Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF. The Trustees further considered that the Adviser had agreed to waive a portion of its unitary advisory fee, until April 6, 2020, to the extent necessary to prevent Invesco MSCI

59

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

Emerging Markets Equal Country Weight ETF’s operating expenses (including acquired fund fees and expenses, but excluding interest expenses, brokerage commissions and other trading expenses, taxes and litigation expenses, and extraordinary expenses) from exceeding the unitary advisory fee.

The Trustees determined that each Fund’s unitary advisory fee was reasonable, noting the nature of the indexes, the distinguishing factors of the Funds and the administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund’s operating expenses was attributable to a license fee payable out of the unitary advisory fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 11, 2019. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided under the Sub-Advisory Agreement. The Board also considered the benefits described by the Adviser in having multiple affiliated Sub-Advisers. The Board reviewed the qualifications and background of each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rate under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc. and Invesco Advisers, Inc. and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

60

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rate for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF was reasonable in relation to the asset size of the Funds, and concluded that the flat sub-advisory fee was reasonable and appropriate.

The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that Invesco Advisers, Inc. noted that it receives management fees from money market funds into which the Funds’ excess cash may be invested. The Trustees noted that the Adviser waives its fees on assets invested under such arrangement in amounts equal to fees received by Invesco Advisers, Inc. on the Funds’ assets invested in the money market funds.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

61

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-KBW-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2019

USEQ	Invesco Russell 1000 Enhanced Equal Weight ETF

EQAL	Invesco Russell 1000 Equal Weight ETF

USLB	Invesco Russell 1000 Low Beta Equal Weight ETF

SPVU	Invesco S&P 500 Enhanced Value ETF

XRLV	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF

SPHB	Invesco S&P 500® High Beta ETF

SPHD	Invesco S&P 500® High Dividend Low Volatility ETF

SPLV	Invesco S&P 500® Low Volatility ETF

SPMV	Invesco S&P 500 Minimum Variance ETF

SPMO	Invesco S&P 500 Momentum ETF

XMLV	Invesco S&P MidCap Low Volatility ETF

XSHD	Invesco S&P SmallCap High Dividend Low Volatility ETF

XSLV	Invesco S&P SmallCap Low Volatility ETF

XSHQ	Invesco S&P SmallCap Quality ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

The fiscal year proved to be an increasingly volatile time for US equities. After a relatively quiet summer, market volatility noticeably rose in October 2018, as US equity markets suffered a sharp sell-off through calendar year-end 2018, amid ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut, with oil prices plummeting from near $75 per barrel in early October 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to defensive areas of the markets, such as health care, utilities and US Treasuries.

Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates two times during the fiscal year: in September and December 20182. In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

Following a sharp selloff during the fourth quarter of 2018, equity markets rebounded in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data was mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains during the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold-off in May, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy. During the July meeting, the Fed lowered rates by 25 basis points. This was the first time the Fed lowered rates in more than a decade.2

Market volatility increased in August, as the US Treasury yield curve inverted several times, causing jitters for investors who were concerned that a US recession would be imminent. As a result, much of August saw a “risk off” sentiment, with investors crowding into “safe haven” asset classes, such as US Treasuries and gold. However, a more dovish tone from the Fed provided some support to risk assets. With rising volatility in the markets, the S&P 500 Index posted a modest positive return for the fiscal year.

[1]	Source: Bloomberg
[2]	Source: US Federal Reserve

3

USEQ	Management’s Discussion of Fund Performance
Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)

As an index fund, the Invesco Russell 1000 Enhanced Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Russell 1000® Enhanced Value Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Frank Russell Company (“Russell” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of securities in the Russell 1000® Index (the “Russell 1000” or “Benchmark Index”) that exhibit upward price momentum and good relative valuation. The Index is a subset of the Russell 1000, which is designed to measure the performance of the large-cap segment of the U.S. equity market and consists of the stocks of the largest 1,000 U.S. companies, by capitalization.

The Index Provider selects constituent securities for the Index using a three-step screening process (based on a security’s earnings, valuation and momentum) to all securities in the Russell 1000. First, the Index Provider excludes securities with zero or negative earnings over the past 12 months. Second, Index Provider screens for value stocks. Those securities with value scores in the bottom 10% are excluded. Third, the Index Provider screens for securities with greater positive price “momentum.” Stocks are ranked from highest returns to lowest returns over that period within each of 10 industries (as defined using the Industry Classification Benchmark) and stocks with returns ranking in the bottom 10% of each industry are excluded. The remaining securities are included in the Index. Constituent securities in the Index are equally weighted. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned (1.49)%. On a net asset value (“NAV”) basis, the Fund returned (1.34)%. During the same time period, the Index returned (1.10)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the Benchmark Index returned 2.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the year can be primarily attributed to its allocation to the information technology sector and stock selection within the consumer discretionary sector.

For the fiscal year ended August 31, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the utilities and real estate sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by financials and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Erie Indemnity Co., Class A., a financials company (portfolio average weight of 0.18%), and Cypress Semiconductor Corp., an information technology company (portfolio average weight of 0.11%). Positions that detracted most significantly from the Fund’s return included Centennial Resource Development, Inc., Class A, an energy company (portfolio average weight of 0.11%), and Concho Resources, Inc., an energy company (portfolio average weight of 0.17%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Financials	16.54
Industrials	15.85
Consumer Discretionary	12.60
Information Technology	12.30
Health Care	8.70
Real Estate	8.38
Materials	6.49
Consumer Staples	6.27
Utilities	4.63
Communication Services	4.41
Energy	3.73
Money Market Funds Plus Other Assets Less Liabilities	0.10

4

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Fiserv, Inc.	0.34
L3Harris Technologies, Inc.	0.31
KLA Corp.	0.20
Manhattan Associates, Inc.	0.18
Chemed Corp.	0.18
Burlington Stores, Inc.	0.18
Casey’s General Stores, Inc.	0.18
Caesars Entertainment Corp.	0.18
West Pharmaceutical Services, Inc.	0.18
Teledyne Technologies, Inc.	0.18
Total	2.11

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

		Fund Inception
Index	1 Years	Average Annualized	Cumulative
Russell 1000® Enhanced Value Equal Weight Index	(1.10)%	6.75%	14.93%
Russell 1000® Index	2.49	10.76	24.34
Fund
NAV Return	(1.34)	6.47	14.29
Market Price Return	(1.49)	6.41	14.16

5

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ) (continued)

Fund Inception: July 13, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

6

EQAL	Management’s Discussion of Fund Performance
Invesco Russell 1000 Equal Weight ETF (EQAL)

As an index fund, the Invesco Russell 1000 Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Russell 1000® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Frank Russell Company (“Russell” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of approximately 1000 equally-weighted securities. The Index is comprised of all of the securities in the Russell 1000® Index (the “Russell 1000” or “Benchmark Index”), which is composed of approximately 1,000 of the largest securities within the Russell 3000® Index. The Index is constructed by applying a two-step process. First, the Index Provider assigns each component security of the Russell 1000 to a sector based on the Russell Global Sectors (the “RGS”) classification system. There are nine economic sectors within the RGS classification system. Next, once the component securities are assigned to a sector, the Index Provider allocates an equal weight to each sector and then assigns an equal weight to each constituent security within each sector. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned (3.91)%. On a net asset value (“NAV”) basis, the Fund returned (3.88)%. During the same time period, the Index returned (3.79)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, which were partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the Benchmark Index returned 2.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the information technology sector during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the year can be attributed to the Fund’s stock selection in and an overweight allocation to the energy sector.

For the fiscal year ended August 31, 2019, the utilities sector contributed most significantly to the Fund’s return, followed by the information technology and real estate sectors, respectively. The energy sector was the greatest detracting sector from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included TESARO, Inc., a healthcare company (no longer held at fiscal year-end), and Pilgrim’s Pride Corp., a consumer staples company (portfolio average weight of 0.27%). Positions that detracted most significantly from the Fund’s return included Antero Resources Corp., an energy company (portfolio average weight of 0.17%), and Range Resources Corp., an energy company (portfolio average weight of 0.18%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Information Technology	12.68
Industrials	12.67
Health Care	11.76
Consumer Staples	11.43
Utilities	9.65
Materials	9.28
Energy	9.10
Consumer Discretionary	8.05
Financials	6.56
Communication Services	4.97
Real Estate	3.70
Money Market Funds Plus Other Assets Less Liabilities	0.15

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Pilgrim’s Pride Corp.	0.30
Valvoline, Inc.	0.29
Edison International	0.29
WEC Energy Group, Inc.	0.29
Tyson Foods, Inc., Class A	0.28
Lamb Weston Holdings, Inc.	0.28
Kellogg Co.	0.28
AT&T, Inc.	0.28
Hershey Co. (The)	0.28
CVS Health Corp.	0.28
Total	2.85

*	Excluding money market fund holdings.

7

Invesco Russell 1000 Equal Weight ETF (EQAL) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Russell 1000® Equal Weight Index	(3.79)%	8.11%	26.34%	6.60%	34.96%
Russell 1000® Index	2.49	12.57	42.65	9.61	53.72
Fund
NAV Return	(3.88)	7.93	25.73	6.41	33.79
Market Price Return	(3.91)	7.92	25.69	6.39	33.67

Fund Inception: December 23, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.20% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

8

USLB	Management’s Discussion of Fund Performance
Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)

As an index fund, the Invesco Russell 1000 Low Beta Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Russell 1000® Low Beta Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Frank Russell Company (“Russell” or the “Index

Provider”) compiles, maintains and calculates the Index, which is comprised of securities in the Russell 1000® Index (the “Russell 1000” or “Benchmark Index”) that exhibit low beta characteristics. The Index is a subset of the Russell 1000, which is designed to measure the performance of the large-cap segment of the U.S. equity market and consists of the stocks of the largest 1,000 U.S. companies, by capitalization.

The Index Provider selects constituent securities for the Index by calculating the beta score for each security in the Russell 1000. Beta is a measure of a security’s price sensitivity (i.e., volatility); it reflects the rate of change in a security’s price that results from overall market movements. To calculate the beta score, the Index Provider analyzes the security’s monthly returns over the past eighteen months to see the extent to which they correlate to overall market movements. Securities with a beta score of less than that of the overall U.S. equity market average (that is, securities whose price changes exhibit less volatility than the average amount of volatility in the market) are eligible for inclusion in the Index. The Index is equally weighted. The Fund generally invests in all of the securities comprising the Index in proportion to their weighting in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 1.69%. On a net asset value (“NAV”) basis, the Fund returned 1.69%. During the same time period, the Index returned 2.01%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that is a subset of the Benchmark Index, consisting of securities within the Benchmark Index that exhibit low beta characteristics.

During this same time period, the Benchmark Index returned 2.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

Relative to the Benchmark Index, the Fund was most overweight in the real estate and financials sectors and most underweight in the information technology and health care sectors during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its allocation to and stock selection in the information technology sector as well as its stock selection in the consumer discretionary sector.

For the fiscal year ended August 31, 2019, the real estate sector contributed most significantly to the Fund’s return, followed by the financials and utilities sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the industrials and health care sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Market Axess Holdings, Inc., a financials company (portfolio average weight of 0.24%), and Match Group, Inc., a communication services company (portfolio average weight of 0.29%). Positions that detracted most significantly from the Fund’s return included Antero Resources Corp., an energy company (portfolio average weight of 0.15%), and Grubhub, Inc., a consumer discretionary company (portfolio average weight of 0.11%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Real Estate	15.75
Financials	15.03
Consumer Discretionary	11.98
Health Care	11.19
Information Technology	9.67
Consumer Staples	9.00
Utilities	8.19
Industrials	6.61
Communication Services	5.94
Materials	4.78
Energy	1.69
Money Market Funds Plus Other Assets Less Liabilities	0.17

9

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
L3Harris Technologies, Inc.	0.51
Royal Gold, Inc.	0.34
Insulet Corp.	0.33
Switch, Inc., Class A	0.31
Casey’s General Stores, Inc.	0.30
MarketAxess Holdings, Inc.	0.30
Chemed Corp.	0.30
Burlington Stores, Inc.	0.30
Edwards Lifesciences Corp.	0.30
Target Corp.	0.29
Total	3.28

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Russell 1000® Low Beta Equal Weight Index	2.01%	9.59%	31.60%	9.54%	41.61%
Russell 1000® Index	2.49	12.57	42.65	11.19	49.96
Fund
NAV Return	1.69	9.18	30.15	9.14	39.64
Market Price Return	1.69	9.18	30.15	9.10	39.47

10

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB) (continued)

Fund Inception: November 5, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

11

SPVU	Management’s Discussion of Fund Performance
Invesco S&P 500 Enhanced Value ETF (SPVU)

As an index fund, the Invesco S&P 500 Enhanced Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500 Enhanced Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its existing guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 100 stocks in the S&P 500® Index (the “Benchmark Index”) that have the highest “value score,” which the Index Provider calculates based on fundamental ratios of a company’s stock.

In selecting constituent securities for the Index, the Index Provider first calculates the value score of each stock in the Benchmark Index by evaluating each stock’s: (i) book value-to-price ratio, (ii) earnings-to-price ratio, and (iii) sales-to-price ratio. The Index Provider then calculates the value score of each security based on a composite of those three factors and selects the 100 stocks with the highest value score for inclusion in the Index. The Index uses a modified market capitalization-weighted strategy, weighting securities by multiplying their market capitalization and their value score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned (4.76)%. On a net asset value (“NAV”) basis, the Fund returned (4.79)%. During the same time period, the Index returned (4.70)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the Benchmark Index returned 2.92%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index primarily due to the Fund’s thematic objective and proprietary weighting methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the year can be attributed to stock selection in the consumer staples sector.

For the fiscal year ended August 31, 2019, the communication services sector contributed most significantly to the Fund’s return, followed by the consumer discretionary sector. The consumer staples sector detracted most significantly from the Fund’s return, followed by the financials and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Comcast Corp., Class A, a communication services company (no longer held at fiscal year-end), and AT&T, Inc., a communication services company (portfolio average weight of 5.01%). Positions that detracted most significantly from the Fund’s return included Wells Fargo & Co., a financials company (portfolio average weight of 2.40%), and PG&E Corp., a utilities company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Financials	39.00
Consumer Discretionary	12.40
Energy	9.83
Health Care	9.22
Communication Services	7.28
Consumer Staples	6.00
Industrials	6.00
Information Technology	5.90
Materials	4.05
Money Market Funds Plus Other Assets Less Liabilities	0.32

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
AT&T, Inc.	5.51
Wells Fargo & Co.	4.85
Bank of America Corp.	4.60
Citigroup, Inc.	4.51
CVS Health Corp.	3.56
General Motors Co.	3.35
Goldman Sachs Group, Inc. (The)	3.03
Phillips 66	2.77
Micron Technology, Inc.	2.58
Cigna Corp.	2.53
Total	37.29

*	Excluding money market fund holdings.

12

Invesco S&P 500 Enhanced Value ETF (SPVU) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
S&P 500 Enhanced Value Index	(4.70)%	10.60%	35.28%	9.63%	43.03%
S&P 500® Index	2.92	12.70	43.15	12.35	57.33
Fund
NAV Return	(4.79)	10.37	34.46	9.40	41.85
Market Price Return	(4.76)	10.42	34.63	9.39	41.81

Fund Inception: October 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.13% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

13

XRLV	Management’s Discussion of Fund Performance
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)

As an index fund, the Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility Rate Response Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to provide exposure to the 100 constituents of the S&P 500® Index (the “Benchmark Index”) that exhibit both low volatility and low interest rate risk. The Index is designed to include stocks exhibiting low volatility characteristics, after removing stocks that historically have performed poorly in rising interest rate environments. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index Provider determines a stock’s “rate sensitivity” by performing a regression of the stock’s returns over a five-year period to changes in interest rates over that same period. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 9.35%. On a net asset value (“NAV”) basis, the Fund returned 9.35%. During the same time period, the Index returned 9.64%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the Benchmark Index returned 2.92%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that is a subset of the Benchmark Index, consisting of the 100 securities within the Benchmark Index that historically have had the highest positive sensitivity to interest rates and the lowest volatility.

Relative to the Benchmark Index, the Fund was most overweight in the financials and industrials sectors and most underweight in the communication services and information technology sectors during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the year can be attributed to the Fund’s stock selection in the financials and materials sectors.

For the fiscal year ended August 31, 2019, the financials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and materials sectors, respectively. The real estate sector detracted most significantly from the Fund’s return, followed by the energy sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Ball Corp., a materials company (portfolio average weight of 1.02%), and Starbucks Corp., a consumer discretionary company (portfolio average weight of 0.95%). Positions that detracted most significantly from the Fund’s return included Weyerhaeuser Co., a real estate company (no longer held at fiscal year-end), and Humana Inc., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Financials	30.63
Industrials	16.12
Health Care	10.37
Information Technology	9.20
Consumer Discretionary	9.11
Consumer Staples	8.36
Materials	4.86
Communication Services	4.72
Sector Types Each Less Than 3%	6.58
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Republic Services, Inc.	1.44
Waste Management, Inc.	1.38
Mondelez International, Inc., Class A	1.25
Arthur J. Gallagher & Co.	1.25
Yum! Brands, Inc.	1.24
McDonald’s Corp.	1.22
Citrix Systems, Inc.	1.19
U.S. Bancorp	1.19
Intercontinental Exchange, Inc.	1.16
Travelers Cos., Inc. (The)	1.16
Total	12.48

*	Excluding money market fund holdings.

14

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
S&P 500® Low Volatility Rate Response Index	9.64%	13.65%	46.81%	12.50%	67.73%
S&P 500® Index	2.92	12.70	43.15	10.20	53.19
Fund
NAV Return	9.35	13.35	45.65	12.20	65.76
Market Price Return	9.35	13.37	45.69	12.18	65.66

Fund Inception: April 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

15

SPHB	Management’s Discussion of Fund Performance
Invesco S&P 500® High Beta ETF (SPHB)

As an index fund, the Invesco S&P 500® High Beta ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® High Beta Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, S&P DJI selects 100 securities from the S&P 500® Index (the “Benchmark Index”) for inclusion in the Index that have the highest sensitivity to market movements, or “beta,” over the past 12 months as determined by the Index Provider. Beta is a measure of relative risk and is the rate of change of a security’s price. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned (9.33)%. On a net asset value (“NAV”) basis, the Fund returned (9.30)%. During the same time period, the Index returned (9.10)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the Benchmark Index returned 2.92%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of the 100 securities within the Benchmark Index that have the highest beta over the past 12 months.

Relative to the Benchmark Index, the Fund was most overweight in the information technology and industrials sectors and most underweight in the consumer staples and consumer discretionary sectors during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the year can be attributed to the Fund’s stock selection within the health care sector followed by an overweight allocation to and the Fund’s stock selection in the energy sector.

For the fiscal year ended August 31, 2019, the information technology sector contributed most significantly to the Fund’s return. The energy sector detracted most significantly from the Fund’s return, followed by the health care and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Xilinx, Inc., an information technology company (portfolio average weight of 1.16%), and Anadarko Petroleum Corp., an energy company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Nektar Therapeutics, a health care company (portfolio average weight of 0.95%), and ABIOMED, Inc., a health care company (portfolio average weight of 1.00%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Information Technology	43.77
Industrials	12.34
Energy	11.49
Health Care	10.85
Communication Services	8.02
Financials	5.52
Consumer Discretionary	5.23
Materials	2.78
Money Market Funds Plus Other Assets Less Liabilities	(0.00)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
NVIDIA Corp.	1.60
Advanced Micro Devices, Inc.	1.48
Micron Technology, Inc.	1.44
salesforce.com, inc.	1.32
United Rentals, Inc.	1.31
Twitter, Inc.	1.30
Western Digital Corp.	1.29
Amazon.com, Inc.	1.25
Wynn Resorts, Ltd.	1.25
Netflix, Inc.	1.24
Total	13.48

*	Excluding money market fund holdings.

16

Invesco S&P 500® High Beta ETF (SPHB) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 500® High Beta Index	(9.10)%	9.72%	32.10%	5.18%	28.74%	7.93%	88.67%
S&P 500® Index	2.92	12.70	43.15	10.11	61.89	12.23	161.21
Fund
NAV Return	(9.30)	9.43	31.06	4.90	27.00	7.63	84.37
Market Price Return	(9.33)	9.45	31.12	4.91	27.06	7.64	84.54

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

17

SPHD	Management’s Discussion of Fund Performance
Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)

As an index fund, the Invesco S&P 500® High Dividend Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility High Dividend Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of 50 securities in the S&P 500® Index (the “Benchmark Index”) that historically have provided high dividend yields with lower volatility. Strictly in accordance with its guidelines and mandated procedures, S&P DJI identifies from the Benchmark Index the 75 securities with the highest dividend yields over the past 12 months, with no one sector within the Benchmark Index allowed to contribute more than 10 securities. From those securities, S&P DJI selects for inclusion in the Index the 50 securities with the lowest realized volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index weights each constituent security by its dividend yield, with the highest dividend-yielding securities receiving the highest weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 1.49%. On a net asset value (“NAV”) basis, the Fund returned 1.42%. During the same time period, the Index returned 1.72%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the Benchmark Index returned 2.92%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that is a subset of the Benchmark Index, consisting of the 50 securities within the Benchmark Index that historically have provided high dividend yields with lower volatility.

Relative to the Benchmark Index, the Fund was most overweight in the real estate and utilities sectors and most underweight in the information technology and health care sectors during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the year can be attributed to the Fund’s stock selection in the consumer staples and materials sectors.

For the fiscal year ended August 31, 2019, the utilities sector contributed most significantly to the Fund’s return, followed by the real estate and communication services sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the consumer staples and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Welltower, Inc., a real estate company (portfolio average weight of 2.40%), and HCP, Inc., a real estate company (portfolio average weight of 2.50%). Positions that detracted most significantly from the Fund’s return included Occidental Petroleum Corp., an energy company (portfolio average weight of 1.72%), and Kraft Heinz Co., a consumer staples company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Real Estate	24.02
Energy	14.14
Utilities	14.09
Financials	14.01
Consumer Staples	10.40
Communication Services	6.63
Health Care	5.27
Information Technology	3.88
Materials	3.85
Sector Types Each Less Than 3%	3.63
Money Market Funds Plus Other Assets Less Liabilities	0.08

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Iron Mountain, Inc.	3.29
AT&T, Inc.	2.98
Kimco Realty Corp.	2.77
Altria Group, Inc.	2.75
Macerich Co. (The)	2.68
Weyerhaeuser Co.	2.48
Occidental Petroleum Corp.	2.42
PPL Corp.	2.41
ONEOK, Inc.	2.41
HCP, Inc.	2.35
Total	26.54

*	Excluding money market fund holdings.

18

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 500® Low Volatility High Dividend Index	1.72%	5.55%	17.58%	9.74%	59.17%	11.40%	109.93%
S&P 500® Index	2.92	12.70	43.15	10.11	61.89	13.01	131.67
Fund
NAV Return	1.42	5.21	16.45	9.39	56.64	11.04	105.32
Market Price Return	1.49	5.21	16.47	9.40	56.70	11.05	105.39

Fund Inception: October 18, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

19

SPLV	Management’s Discussion of Fund Performance
Invesco S&P 500® Low Volatility ETF (SPLV)

As an index fund, the Invesco S&P 500® Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, S&P DJI selects 100 securities from the S&P 500® Index (the “Benchmark Index”) for inclusion in the Index that have the lowest realized volatility over the past 12 months as determined by the Index Provider. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 16.59%. On a net asset value (“NAV”) basis, the Fund returned 16.57%. During the same time period, the Index returned 16.86%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the Benchmark Index returned 2.92%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of the 100 securities within the Benchmark Index that have the lowest realized volatility over the past 12 months.

Relative to the Benchmark Index, the Fund was most overweight in the utilities and real estate sectors and most underweight in the information technology and communication services sectors during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the year can be attributed to the Fund’s overweight allocation to the utilities sector and stock selection in the financials sector.

For the fiscal year ended August 31, 2019, the utilities sector contributed most significantly to the Fund’s return, followed by the real estate and financials sectors, respectively. The energy sector was the only sector that detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Procter & Gamble Co. (The), a consumer staples company (portfolio average weight of 1.03%), and American Water Works Co., Inc., a utilities company (portfolio average weight of 1.10%). Positions that detracted most significantly from the Fund’s return included Broadridge Financial Solutions, Inc., an information technology company (no longer held at fiscal year-end), and Weyerhaeuser Co., a real estate company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Utilities	27.49
Financials	21.57
Real Estate	19.43
Consumer Staples	9.79
Information Technology	5.70
Industrials	5.37
Consumer Discretionary	4.05
Sector Types Each Less Than 3%	6.55
Other Assets Less Liabilities	0.05

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2019
Security
Republic Services, Inc.	1.27
Waste Management, Inc.	1.22
Duke Energy Corp.	1.20
WEC Energy Group, Inc.	1.19
Evergy, Inc.	1.18
Eversource Energy	1.16
Xcel Energy, Inc.	1.16
NextEra Energy, Inc.	1.15
CMS Energy Corp.	1.14
Entergy Corp.	1.14
Total	11.81

20

Invesco S&P 500® Low Volatility ETF (SPLV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 500® Low Volatility Index	16.86%	13.29%	45.41%	12.68%	81.68%	13.55%	187.78%
S&P 500® Index	2.92	12.70	43.15	10.11	61.89	12.23	161.21
Fund
NAV Return	16.57	12.99	44.25	12.38	79.28	13.25	181.53
Market Price Return	16.59	13.00	44.30	12.39	79.34	13.25	181.61

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

21

SPMV	Management’s Discussion of Fund Performance
Invesco S&P 500 Minimum Variance ETF (SPMV)

As an index fund, the Invesco S&P 500 Minimum Variance ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Minimum Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of constituent securities in the S&P 500® Index (the “Benchmark Index”). The Index measures the performance of a portfolio of equity securities using a managed volatility strategy that seeks to achieve lower total risk than the Benchmark Index, while maintaining other similar characteristics of the Benchmark Index. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. Unlike the Benchmark Index, which is a traditional market capitalization-weighted index (meaning that companies with larger market capitalizations receive proportionally greater weight in the index, without regard to the volatility of those stocks), the Index weights its constituents using a managed volatility methodology that is designed to minimize the overall forecasted volatility (i.e., to reduce the magnitude of price fluctuations) of the Index. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 7.94%. On a net asset value (“NAV”) basis, the Fund returned 7.86%. During the same time period, the Index returned 8.53%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the Benchmark Index returned 2.92%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of a portfolio of stocks seeking to achieve lower risk than the Benchmark Index while maintaining similar characteristics.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples and utilities sectors and most underweight in the communication services and information technology sectors during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the year can be attributed to its stock selection within the industrials sector as well as its underweight allocation and stock selection within the energy sector.

For the fiscal year ended August 31, 2019, the consumer staples sector contributed most significantly to the Fund’s return, followed by the information technology and utilities sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the energy and health care sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Procter & Gamble Co. (The), a consumer staples company (portfolio average weight of 1.75%), and Waste Management, Inc., an industrials company (portfolio average weight of 2.13%). Positions that detracted most significantly from the Fund’s return included Tapestry, Inc., a consumer discretionary company (portfolio average weight of 0.87%), and PG&E Corp., a utilities company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Information Technology	16.30
Consumer Discretionary	14.05
Consumer Staples	12.94
Health Care	12.69
Industrials	12.18
Financials	10.72
Utilities	8.13
Real Estate	5.01
Communication Services	4.95
Sector Types Each Less Than 3%	3.01
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Microsoft Corp.	2.26
McDonald’s Corp.	2.21
Yum! Brands, Inc.	2.20
Waste Management, Inc.	2.19
Texas Instruments, Inc.	2.14
Procter & Gamble Co. (The)	1.97
Marsh & McLennan Cos., Inc.	1.92
QUALCOMM, Inc.	1.89
AT&T, Inc.	1.85
Medtronic PLC	1.85
Total	20.48

*	Excluding money market fund holdings.

22

Invesco S&P 500 Minimum Variance ETF (SPMV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
S&P 500® Minimum Volatility Index	8.53%	12.78%	29.23%
S&P 500® Index	2.92	10.92	24.72
Fund
NAV Return	7.86	12.49	28.51
Market Price Return	7.94	12.48	28.50

Fund Inception: July 13, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, as supplemented to date, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

23

SPMO	Management’s Discussion of Fund Performance
Invesco S&P 500 Momentum ETF (SPMO)

As an index fund, the Invesco S&P 500 Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Momentum Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its existing guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 100 stocks in the S&P 500® Index (the “Benchmark Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Benchmark Index.

In selecting constituent securities for the Index, the Index Provider calculates the momentum score of each stock in the Benchmark Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then selects the 100 stocks with the highest momentum score for inclusion in the Index using a modified market capitalization-weighted strategy, as the Index Provider weights securities by multiplying their market capitalization and their momentum score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 2.55%. On a net asset value (“NAV”) basis, the Fund returned 2.52%. During the same time period, the Index returned 2.67%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the Benchmark Index returned 2.92%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index primarily due to the Fund’s thematic objective and the Index Provider’s proprietary weighting methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the year can be primarily attributed to its stock selection within the consumer discretionary sector.

For the fiscal year ended August 31, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer staples and industrials sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the healthcare and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Mastercard Inc., Class A, an information technology company (portfolio average weight of 4.00%), and Procter & Gamble Co. (The), a consumer staples company (portfolio average weight of 2.14%). Positions that detracted most significantly from the Fund’s return included Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 9.02%), and NVIDIA Corp., an information technology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Health Care	26.04
Information Technology	17.08
Consumer Discretionary	16.15
Utilities	12.09
Consumer Staples	7.90
Real Estate	7.55
Industrials	4.79
Sector Types Each Less Than 3%	8.25
Money Market Funds Plus Other Assets Less Liabilities	0.15

24

Invesco S&P 500 Momentum ETF (SPMO) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Amazon.com, Inc.	9.25
Merck & Co., Inc.	5.44
Procter & Gamble Co. (The)	4.96
Mastercard, Inc., Class A	4.42
Pfizer, Inc.	3.79
UnitedHealth Group, Inc.	3.44
Eli Lilly and Co.	3.18
Cisco Systems, Inc.	3.07
Abbott Laboratories	2.52
Starbucks Corp.	2.18
Total	42.25

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
S&P 500® Momentum Index	2.67%	15.93%	55.80%	14.73%	70.73%
S&P 500® Index	2.92	12.70	43.15	12.35	57.33
Fund
NAV Return	2.52	15.68	54.80	14.47	69.24
Market Price Return	2.55	15.70	54.88	14.46	69.19

25

Invesco S&P 500 Momentum ETF (SPMO) (continued)

Fund Inception: October 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.13% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

26

XMLV	Management’s Discussion of Fund Performance
Invesco S&P MidCap Low Volatility ETF (XMLV)

As an index fund, the Invesco S&P MidCap Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, S&P DJI selects for inclusion in the Index the 80 securities that it has determined have the lowest volatility over the past 12 months out of the 400 medium capitalization securities that are contained in the S&P MidCap 400® Index (the “Benchmark Index”). Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. The Index weights the 80 securities based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 7.97%. On a net asset value (“NAV”) basis, the Fund returned 7.99%. During the same time period, the Index returned 8.25%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the Benchmark Index returned (6.43)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 400 mid-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. mid-cap equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that is a subset of the Benchmark Index, consisting of the 80 securities within the Benchmark Index that have the lowest realized volatility over the past 12 months.

Relative to the Benchmark Index, the Fund was most overweight in the real estate and utilities sectors and most underweight in the information technology and industrials sectors during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the year can be attributed to the Fund’s overweight allocation to and stock selection in the utilities sector as well as the Fund’s overweight position and stock selection in the real estate sector.

For the fiscal year ended August 31, 2019, the utilities sector contributed most significantly to the Fund’s return, followed by the real estate and consumer discretionary sectors, respectively. The information technology sector detracted most significantly from the Fund’s return, followed by the industrials sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included W.R. Berkley Corp., a financials company (portfolio average weight of 1.61%), and Hawaiian Electric Industries, Inc., a utilities company (portfolio average weight of 1.75%). Positions that detracted most significantly from the Fund’s return included InterDigital, Inc., an information technology company (no longer held at fiscal year-end), and Senior Housing Properties Trust, a real estate company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Real Estate	31.30
Utilities	20.55
Financials	17.43
Consumer Discretionary	8.19
Materials	7.37
Industrials	6.58
Consumer Staples	3.66
Sector Types Each Less Than 3%	4.80
Money Market Funds Plus Other Assets Less Liabilities	0.12

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Hawaiian Electric Industries, Inc.	1.83
W.R. Berkley Corp.	1.59
NorthWestern Corp.	1.52
IDACORP, Inc.	1.51
OGE Energy Corp.	1.48
Brown & Brown, Inc.	1.48
Spire, Inc.	1.48
AptarGroup, Inc.	1.47
Douglas Emmett, Inc.	1.43
American Financial Group, Inc.	1.43
Total	15.22

*	Excluding money market fund holdings.

27

Invesco S&P MidCap Low Volatility ETF (XMLV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P MidCap 400® Low Volatility Index	8.25%	12.15%	41.04%	13.25%	86.25%	14.08%	136.57%
S&P MidCap 400® Index	(6.43)	8.06	26.17	7.22	41.74	10.03	86.87
Fund
NAV Return	7.99	11.84	39.90	12.93	83.71	13.76	132.26
Market Price Return	7.97	11.84	39.88	12.92	83.62	13.76	132.30

Fund Inception: February 15, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

28

XSHD	Management’s Discussion of Fund Performance
Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)

As an index fund, the Invesco S&P SmallCap High Dividend Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Low Volatility High Dividend Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of 60 securities in the S&P SmallCap 600® Index (the “Benchmark Index”) that historically have provided high dividend yields with lower volatility. The Benchmark Index is designed to measure the small-capitalization segment of the U.S. equity market. S&P DJI identifies from the Benchmark Index the 90 securities with the highest dividend yields over the past 12 months, with no one sector within the Benchmark Index allowed to contribute more than 10 securities. From those securities, S&P DJI selects for inclusion in the Index the 60 securities with the lowest realized volatility over the past 12 months. The Index Provider weights each of the constituent securities in the Index by its dividend yield, with the highest dividend-yielding securities receiving the highest weights. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned (12.52)%. On a net asset value (“NAV”) basis, the Fund returned (12.33)%. During the same time period, the Index returned (12.02)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the Benchmark Index returned (15.06)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that is a subset of the Benchmark Index, consisting of the 60 securities within the Benchmark Index that historically have provided high dividend yields with lower volatility.

Relative to the Benchmark Index, the Fund was most overweight in the real estate and financials sectors and most underweight in the consumer discretionary and industrials sectors during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the year can be attributed to its overweight allocation to and stock selection in the financials sector as well as the Fund’s underweight allocation to and stock selection in the energy sector.

For the fiscal year ended August 31, 2019, the utilities sector contributed most significantly to the Fund’s return, followed by the financials sector. The communication services sector detracted most significantly from the Fund’s return, followed by the real estate and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Independence Realty Trust, Inc., a real estate company (no longer held at fiscal year-end), and PennyMac Mortgage Investment Trust, a financials company (portfolio average weight of 3.30%). Positions that detracted most significantly from the Fund’s return included Briggs & Stratton Corp., an industrials company (portfolio average weight of 1.52%) and Consolidated Communications Holdings, Inc., a communication services company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Financials	25.15
Real Estate	17.91
Communication Services	10.41
Materials	9.21
Industrials	8.45
Information Technology	7.99
Consumer Staples	7.74
Utilities	6.40
Sector Types Each Less Than 3%	6.59
Money Market Funds Plus Other Assets Less Liabilities	0.15

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Gannett Co., Inc.	3.44
New York Mortgage Trust, Inc.	3.19
Apollo Commercial Real Estate Finance, Inc.	3.19
Global NET Lease, Inc.	3.19
PennyMac Mortgage Investment Trust	3.14
Whitestone REIT	3.09
RPT Realty	3.09
Granite Point Mortgage Trust, Inc.	3.03
Cedar Realty Trust, Inc.	3.02
B&G Foods, Inc.	2.97
Total	31.35

*	Excluding money market fund holdings.

29

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
S&P SmallCap 600® Low Volatility High Dividend Index	(12.02)%	1.72%	4.79%
S&P SmallCap 600® Index	(15.06)	6.25	18.11
Fund
NAV Return	(12.33)	1.36	3.78
Market Price Return	(12.52)	1.26	3.49

Fund Inception: December 1, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

30

XSLV	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Low Volatility ETF (XSLV)

As an index fund, the Invesco S&P SmallCap Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects for inclusion in the Index the 120 securities that it has determined have the lowest volatility over the past 12 months out of the 600 small capitalization securities that are contained in the S&P SmallCap 600® Index (the “Benchmark Index”). Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. S&P DJI weights the 120 securities within the Index based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned (4.14)%. On a net asset value (“NAV”) basis, the Fund returned (4.17)%. During the same time period, the Index returned (3.96)%. During the fiscal year, the Fund fully replicated the component of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the Benchmark Index returned (15.06)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that is a subset of the Benchmark Index, consisting of the 120 securities within the Benchmark Index that have the lowest realized volatility over the past 12 months.

Relative to the Benchmark Index, the Fund was most overweight in the financials and real estate sectors and most underweight in the consumer discretionary and health care sectors during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the year can be attributed to the Fund’s overweight allocation and stock selection within the real estate sector as well as the Fund’s underweight allocation within the energy sector.

For the fiscal year ended August 31, 2019, the real estate sector contributed most significantly to the Fund’s return, followed by the utilities and consumer staples sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the materials and communication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included American States Water Co., a utilities company (portfolio average weight of 0.91%) and Independence Realty Trust, Inc., a real estate company (portfolio average weight of 0.94%). Positions that detracted most significantly from the Fund’s return included Hillenbrand, Inc., an industrials company (no longer held at fiscal year-end), and Hersha Hospitality Trust Class A, a real estate company (portfolio average weight of 0.79%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Financials	43.19
Real Estate	24.96
Industrials	9.86
Utilities	5.65
Information Technology	5.15
Consumer Staples	3.76
Sector Types Each Less Than 3%	7.22
Money Market Funds Plus Other Assets Less Liabilities	0.21

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Redwood Trust, Inc.	1.48
Granite Point Mortgage Trust, Inc.	1.41
Apollo Commercial Real Estate Finance, Inc.	1.34
New York Mortgage Trust, Inc.	1.18
American States Water Co.	1.12
Invesco Mortgage Capital, Inc.	1.09
ARMOUR Residential REIT, Inc.	1.09
Avista Corp.	1.07
Easterly Government Properties, Inc.	1.07
Getty Realty Corp.	1.06
Total	11.91

*	Excluding money market fund holdings.

31

Invesco S&P SmallCap Low Volatility ETF (XSLV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P SmallCap 600® Low Volatility Index	(3.96)%	9.63%	31.76%	11.31%	70.88%	12.89%	120.98%
S&P SmallCap 600® Index	(15.06)	8.37	27.27	7.97	46.74	10.71	94.48
Fund
NAV Return	(4.17)	9.35	30.77	11.03	68.70	12.58	117.08
Market Price Return	(4.14)	9.35	30.76	11.03	68.76	12.57	116.87

Fund Inception: February 15, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

32

XSHQ	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Quality ETF (XSHQ)

As an index fund, the Invesco S&P SmallCap Quality ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Quality Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of 120 securities in the S&P SmallCap 600® Index (the “Benchmark Index”) that are of the highest quality—that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances.

S&P DJI first calculates the quality score of each security in the Benchmark Index. Based on its criteria, S&P DJI selects the 120 stocks with the highest quality score for inclusion in the Index. S&P DJI weights each component stock of the Index by the total of its quality score multiplied by its market capitalization; stocks with higher scores receive relatively greater weights. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned (15.94)%. On a net asset value (“NAV”) basis, the Fund returned (15.86)%. During the same time period, the Index returned (15.49)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned (15.06)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that is a subset of the Benchmark Index, consisting of the 120 securities within the Benchmark Index that have the highest quality score.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary and consumer staples sectors and most underweight in the real estate and health care sectors during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the year can be attributed to the Fund’s overweight allocation to and stock selection within the consumer discretionary sector as well as the Fund’s lack of exposure to the utilities sector.

For the fiscal year ended August 31, 2019, the real estate sector contributed most significantly to the Fund’s return, followed by the industrials and communication services sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the financials and health care sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included FTI Consulting, Inc., an industrials company (portfolio average weight of 1.32%), and Tetra Tech, Inc., an industrials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Stamps.com, Inc., a consumer discretionary company (no longer held at fiscal year-end), and Medifast, Inc., a consumer staples company (portfolio average weight of 1.54%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Industrials	27.16
Financials	21.19
Information Technology	14.50
Consumer Discretionary	13.23
Consumer Staples	7.61
Materials	7.14
Health Care	4.55
Real Estate	3.50
Sector Types Each Less Than 3%	1.11
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
FTI Consulting, Inc.	2.64
WD-40 Co.	2.42
RLI Corp.	2.33
Exponent, Inc.	2.21
Cabot Microelectronics Corp.	1.95
John Bean Technologies Corp.	1.86
Community Bank System, Inc.	1.78
Power Integrations, Inc.	1.72
J & J Snack Foods Corp.	1.63
Simpson Manufacturing Co., Inc.	1.62
Total	20.16

*	Excluding money market fund holdings.

33

Invesco S&P SmallCap Quality ETF (XSHQ) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
S&P SmallCap 600® Quality Index	(15.49)%	4.80%	11.90%
S&P SmallCap 600® Index	(15.06)	5.91	14.79
Fund
NAV Return	(15.86)	4.37	10.82
Market Price Return	(15.94)	4.39	10.87

Fund Inception: April 6, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

34

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.90%
Communication Services-4.41%
Alphabet, Inc., Class A(b)	12	$ 14,286
Alphabet, Inc., Class C(b)	13	15,445
Altice USA, Inc., Class A(b)	1,030	29,746
AMC Networks, Inc., Class A(b)	463	22,456
AT&T, Inc.	800	28,208
Cable One, Inc.	22	28,548
CBS Corp., Class B	526	22,124
Charter Communications, Inc., Class A(b)	66	27,033
Cinemark Holdings, Inc.	668	25,491
Comcast Corp., Class A	614	27,176
Discovery, Inc., Class A(b)(c)	293	8,087
Discovery, Inc., Class C(b)	655	17,050
DISH Network Corp., Class A(b)	706	23,693
Facebook, Inc., Class A(b)	154	28,593
IAC/InterActiveCorp.(b)	111	28,265
Interpublic Group of Cos., Inc. (The)	1,167	23,200
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	249	10,082
Liberty Media Corp.-Liberty SiriusXM, Series C(b)	460	18,773
New York Times Co. (The), Class A	775	22,630
Nexstar Media Group, Inc., Class A	254	25,118
Omnicom Group, Inc.	323	24,567
Sinclair Broadcast Group, Inc., Class A	473	21,082
Sirius XM Holdings, Inc.(c)	4,806	29,653
Take-Two Interactive Software, Inc.(b)	228	30,089
Telephone & Data Systems, Inc.	847	21,344
T-Mobile US, Inc.(b)	332	25,913
Tribune Media Co., Class A	550	25,619
TripAdvisor, Inc.(b)(c)	563	21,388
Twitter, Inc.(b)	696	29,684
United States Cellular Corp.(b)	564	20,298
Verizon Communications, Inc.	445	25,881
Viacom, Inc., Class A	23	627
Viacom, Inc., Class B	841	21,008
Walt Disney Co. (The)	188	25,805
Zayo Group Holdings, Inc.(b)	774	26,053
		795,015
Consumer Discretionary-12.60%
Advance Auto Parts, Inc.	169	23,314
Amazon.com, Inc.(b)	15	26,644
Aptiv PLC	349	29,026
Aramark	715	29,215
AutoNation, Inc.(b)	607	28,808
AutoZone, Inc.(b)	24	26,441
Best Buy Co., Inc.	400	25,460
Booking Holdings, Inc.(b)	15	29,496
BorgWarner, Inc.	653	21,307
Bright Horizons Family Solutions, Inc.(b)	183	30,204
Brunswick Corp.	579	26,981
Burlington Stores, Inc.(b)	160	32,398
Caesars Entertainment Corp.(b)	2,809	32,332
CarMax, Inc.(b)	318	26,483
Carnival Corp.	499	21,996
Carter’s, Inc.	280	25,614
Choice Hotels International, Inc.	306	27,840
Columbia Sportswear Co.	264	24,761
D.R. Horton, Inc.	566	28,000
	Shares	Value
Consumer Discretionary-(continued)
Darden Restaurants, Inc.	215	$ 26,011
Dicks Sporting Goods, Inc.	700	23,828
Dollar General Corp.	194	30,282
Domino’s Pizza, Inc.	88	19,962
Dunkin’ Brands Group, Inc.	332	27,370
eBay, Inc.	694	27,961
Expedia Group, Inc.	211	27,451
Extended Stay America, Inc.	1,508	21,187
Five Below, Inc.(b)	205	25,188
Foot Locker, Inc.	618	22,365
Ford Motor Co.	2,591	23,760
Garmin Ltd.	322	26,266
General Motors Co.	708	26,260
Gentex Corp.	1,082	28,781
Genuine Parts Co.	251	22,663
Graham Holdings Co., Class B	37	26,050
Grand Canyon Education, Inc.(b)	197	24,743
H&R Block, Inc.	919	22,258
Hanesbrands, Inc.	1,593	21,760
Harley-Davidson, Inc.	736	23,478
Hasbro, Inc.	244	26,955
Hilton Worldwide Holdings, Inc.	280	25,864
Home Depot, Inc. (The)	131	29,856
Hyatt Hotels Corp., Class A	347	25,036
Kohl’s Corp.	517	24,434
Las Vegas Sands Corp.	462	25,627
Lear Corp.	189	21,217
Leggett & Platt, Inc.	672	24,992
Lennar Corp., Class A	465	23,715
Lennar Corp., Class B	26	1,053
LKQ Corp.(b)	960	25,219
Lowe’s Cos., Inc.	264	29,621
Lululemon Athletica, Inc.(b)	147	27,147
Marriott International, Inc., Class A	200	25,212
McDonald’s Corp.	126	27,464
MGM Resorts International	976	27,387
NIKE, Inc., Class B	306	25,857
Nordstrom, Inc.(c)	793	22,973
Norwegian Cruise Line Holdings Ltd.(b)	484	24,563
NVR, Inc.(b)	8	28,792
O’Reilly Automotive, Inc.(b)	67	25,712
Penske Automotive Group, Inc.	566	24,214
Pool Corp.	137	26,904
PulteGroup, Inc.	789	26,668
PVH Corp.	283	21,451
Ralph Lauren Corp.	228	20,142
Ross Stores, Inc.	267	28,305
Royal Caribbean Cruises Ltd.	215	22,420
Service Corp. International	565	26,160
Six Flags Entertainment Corp.	494	29,230
Skechers U.S.A., Inc., Class A(b)	862	27,291
Starbucks Corp.	318	30,706
Tapestry, Inc.	839	17,325
Target Corp.	296	31,684
Tempur Sealy International, Inc.(b)	371	28,612
TJX Cos., Inc. (The)	496	27,265
Toll Brothers, Inc.	696	25,188
Tractor Supply Co.	247	25,164

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)—(continued)
August 31, 2019
	Shares	Value
Consumer Discretionary-(continued)
Ulta Beauty, Inc.(b)	77	$ 18,305
Under Armour, Inc., Class A(b)	982	18,275
Under Armour, Inc., Class C(b)	1,122	18,984
Vail Resorts, Inc.	116	27,409
VF Corp.	294	24,093
Wendy’s Co. (The)	1,306	28,732
Whirlpool Corp.	202	28,096
Williams-Sonoma, Inc.	430	28,294
Wyndham Destinations, Inc.	618	27,402
Wyndham Hotels & Resorts, Inc.	461	23,686
Yum China Holdings, Inc. (China)	613	27,849
Yum! Brands, Inc.	237	27,677
		2,270,171
Consumer Staples-6.27%
Altria Group, Inc.	511	22,351
Archer-Daniels-Midland Co.	644	24,504
Brown-Forman Corp., Class A	108	6,218
Brown-Forman Corp., Class B	364	21,472
Bunge Ltd.	464	24,782
Campbell Soup Co.	605	27,225
Casey’s General Stores, Inc.	193	32,395
Church & Dwight Co., Inc.	330	26,327
Clorox Co. (The)	163	25,780
Coca-Cola Co. (The)	500	27,520
Colgate-Palmolive Co.	353	26,175
Conagra Brands, Inc.	865	24,531
Constellation Brands, Inc., Class A	137	27,996
Costco Wholesale Corp.	102	30,066
Energizer Holdings, Inc.(c)	590	22,715
Estee Lauder Cos., Inc. (The), Class A	150	29,699
Flowers Foods, Inc.	1,117	25,468
General Mills, Inc.	494	26,577
Herbalife Nutrition Ltd.(b)	592	20,383
Hershey Co. (The)	188	29,794
Hormel Foods Corp.	612	26,077
Ingredion, Inc.	315	24,340
JM Smucker Co. (The)	202	21,242
Kellogg Co.	462	29,014
Kimberly-Clark Corp.	193	27,234
Kroger Co. (The)	1,086	25,716
Lamb Weston Holdings, Inc.	407	28,649
McCormick & Co., Inc.	163	26,548
Molson Coors Brewing Co., Class B	441	22,650
Mondelez International, Inc., Class A	478	26,395
Monster Beverage Corp.(b)	397	23,292
PepsiCo, Inc.	192	26,252
Philip Morris International, Inc.	329	23,718
Pilgrim’s Pride Corp.(b)	968	30,163
Post Holdings, Inc.(b)	239	23,826
Procter & Gamble Co. (The)	238	28,615
Seaboard Corp.	7	28,911
Spectrum Brands Holdings, Inc.	432	24,136
Sprouts Farmers Market, Inc.(b)	1,254	22,509
Sysco Corp.	358	26,610
Tyson Foods, Inc., Class A	315	29,308
US Foods Holding Corp.(b)	696	28,153
Walgreens Boots Alliance, Inc.	500	25,595
Walmart, Inc.	250	28,565
		1,129,496
	Shares	Value
Energy-3.73%
Apergy Corp.(b)	791	$ 20,550
Baker Hughes, a GE Co., Class A	1,138	24,683
Cabot Oil & Gas Corp.	1,003	17,171
Centennial Resource Development, Inc., Class A(b)	3,356	16,176
Cheniere Energy, Inc.(b)	384	22,929
Chevron Corp.	215	25,310
Cimarex Energy Co.	454	19,422
Concho Resources, Inc.	257	18,800
ConocoPhillips	444	23,168
Continental Resources, Inc.(b)(c)	657	19,184
Devon Energy Corp.	995	21,880
Diamondback Energy, Inc.	265	25,991
EOG Resources, Inc.	308	22,850
Exxon Mobil Corp.	346	23,694
Helmerich & Payne, Inc.	498	18,720
HollyFrontier Corp.	619	27,459
Kinder Morgan, Inc.	1,238	25,094
Marathon Oil Corp.	1,920	22,733
Marathon Petroleum Corp.	531	26,130
Murphy Oil Corp.	1,046	19,069
Occidental Petroleum Corp.	640	27,827
ONEOK, Inc.	388	27,657
Parsley Energy, Inc., Class A(b)	1,471	26,346
PBF Energy, Inc., Class A	982	23,273
Phillips 66	299	29,490
Pioneer Natural Resources Co.	178	21,969
Schlumberger Ltd.	724	23,479
Valero Energy Corp.	345	25,972
WPX Energy, Inc.(b)	2,376	25,566
		672,592
Financials-16.54%
Aflac, Inc.	472	23,685
Alleghany Corp.(b)	37	27,724
Allstate Corp. (The)	254	26,007
Ally Financial, Inc.	850	26,647
American Express Co.	215	25,880
American Financial Group, Inc.	249	25,142
American National Insurance Co.	220	25,095
Ameriprise Financial, Inc.	173	22,314
Aon PLC	137	26,694
Arch Capital Group Ltd.(b)	716	28,282
Arthur J. Gallagher & Co.	290	26,306
Associated Banc-Corp.	1,224	23,550
Assurant, Inc.	248	30,504
Assured Guaranty Ltd.	593	25,232
Athene Holding Ltd., Class A(b)	596	23,161
AXA Equitable Holdings, Inc.	1,213	25,194
Axis Capital Holdings Ltd.	420	25,784
Bank of America Corp.	907	24,952
Bank of Hawaii Corp.	323	26,706
Bank of New York Mellon Corp. (The)	580	24,395
BankUnited, Inc.	748	23,756
BB&T Corp.	514	24,492
Berkshire Hathaway, Inc., Class B(b)	128	26,036
BlackRock, Inc.	59	24,931
Brighthouse Financial, Inc.(b)	691	24,365
Brown & Brown, Inc.	777	28,663
Capital One Financial Corp.	281	24,340

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)—(continued)
August 31, 2019
	Shares	Value
Financials-(continued)
Cboe Global Markets, Inc.	228	$ 27,168
Chimera Investment Corp.	1,358	25,897
Chubb Ltd.	170	26,568
Cincinnati Financial Corp.	250	28,122
CIT Group, Inc.	514	21,891
Citigroup, Inc.	384	24,710
Citizens Financial Group, Inc.	738	24,900
CME Group, Inc.	126	27,379
CNA Financial Corp.	553	26,063
Comerica, Inc.	357	22,009
Commerce Bancshares, Inc.	429	24,483
Credit Acceptance Corp.(b)	53	23,990
Cullen/Frost Bankers, Inc.	267	22,164
Discover Financial Services	326	26,070
Erie Indemnity Co., Class A	113	24,782
Everest Re Group, Ltd.	103	24,296
F.N.B. Corp.	2,225	23,919
FactSet Research Systems, Inc.	90	24,488
Fidelity National Financial, Inc.	631	27,726
Fifth Third Bancorp	931	24,625
First American Financial Corp.	475	27,764
First Citizens BancShares, Inc., Class A	59	26,231
First Hawaiian, Inc.	979	25,160
First Republic Bank	256	22,968
Franklin Resources, Inc.	768	20,183
Globe Life, Inc.	287	25,618
Goldman Sachs Group, Inc. (The)	136	27,732
Hanover Insurance Group, Inc. (The)	208	27,695
Hartford Financial Services Group, Inc. (The)	462	26,925
Huntington Bancshares, Inc.	1,891	25,056
Interactive Brokers Group, Inc., Class A	481	22,703
Intercontinental Exchange, Inc.	298	27,857
Invesco Ltd.(d)	1,229	19,295
Jefferies Financial Group, Inc.	1,399	26,077
JPMorgan Chase & Co.	229	25,158
Kemper Corp.	304	21,274
KeyCorp	1,501	24,917
Lincoln National Corp.	402	21,258
Loews Corp.	475	22,833
LPL Financial Holdings, Inc.	303	22,710
M&T Bank Corp.	158	23,101
Markel Corp.(b)	24	27,434
Marsh & McLennan Cos., Inc.	257	25,672
Mercury General Corp.	423	22,630
MetLife, Inc.	527	23,346
MFA Financial, Inc.	3,533	25,332
MGIC Investment Corp.	1,788	22,618
Moody’s Corp.	137	29,534
Morgan Stanley	597	24,770
Morningstar, Inc.	176	28,438
MSCI, Inc.	109	25,575
Nasdaq, Inc.	264	26,358
Navient Corp.	1,918	24,435
New Residential Investment Corp.	1,611	22,667
New York Community Bancorp, Inc.	2,464	28,435
Northern Trust Corp.	289	25,412
Old Republic International Corp.	1,117	26,093
OneMain Holdings, Inc.	813	29,146
People’s United Financial, Inc.	1,570	22,561
Pinnacle Financial Partners, Inc.	458	24,123
	Shares	Value
Financials-(continued)
PNC Financial Services Group, Inc. (The)	189	$ 24,368
Popular, Inc.	475	24,971
Primerica, Inc.	212	25,264
Principal Financial Group, Inc.	463	24,641
Progressive Corp. (The)	306	23,195
Prosperity Bancshares, Inc.(c)	374	24,280
Prudential Financial, Inc.	255	20,423
Raymond James Financial, Inc.	299	23,474
Regions Financial Corp.	1,788	26,141
Reinsurance Group of America, Inc.	168	25,867
RenaissanceRe Holdings Ltd. (Bermuda)	141	25,458
S&P Global, Inc.	118	30,702
Santander Consumer USA Holdings, Inc.	1,096	28,617
SEI Investments Co.	476	27,375
Signature Bank	215	25,080
SLM Corp.	2,540	21,438
Starwood Property Trust, Inc.	1,132	26,523
Sterling Bancorp	1,238	23,609
SunTrust Banks, Inc.	397	24,419
Synchrony Financial	744	23,845
T. Rowe Price Group, Inc.	244	26,991
TCF Financial Corp.	649	25,025
TD Ameritrade Holding Corp.	485	21,539
Travelers Cos., Inc. (The)	169	24,836
U.S. Bancorp	483	25,449
Unum Group	767	19,489
Virtu Financial, Inc., Class A(c)	1,130	21,244
Voya Financial, Inc.	465	22,934
W.R. Berkley Corp.	399	28,429
Wells Fargo & Co.	553	25,753
Willis Towers Watson PLC	142	28,112
Zions Bancorp. N.A.	574	23,586
		2,981,258
Health Care-8.70%
Abbott Laboratories	321	27,388
AbbVie, Inc.	330	21,694
Agilent Technologies, Inc.	371	26,382
AmerisourceBergen Corp.	310	25,504
Amgen, Inc.	146	30,458
Anthem, Inc.	92	24,060
Baxter International, Inc.	330	29,023
Becton, Dickinson and Co.	106	26,915
Biogen, Inc.(b)	115	25,271
Bio-Rad Laboratories, Inc., Class A(b)	90	30,394
Bristol-Myers Squibb Co.	542	26,054
Bruker Corp.	587	25,341
Cardinal Health, Inc.	585	25,231
Catalent, Inc.(b)	552	29,112
Celgene Corp.(b)	267	25,846
Centene Corp.(b)	471	21,958
Cerner Corp.	355	24,463
Charles River Laboratories International, Inc.(b)	200	26,240
Chemed Corp.	76	32,637
Cigna Corp.	169	26,021
Cooper Cos., Inc. (The)	82	25,399
Danaher Corp.	189	26,855
Eli Lilly and Co.	215	24,289
Encompass Health Corp.	420	25,532
Exelixis, Inc.(b)	1,280	25,408

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)—(continued)
August 31, 2019
	Shares	Value
Health Care-(continued)
Gilead Sciences, Inc.	394	$ 25,035
HCA Healthcare, Inc.	202	24,280
Henry Schein, Inc.(b)	374	23,046
Hill-Rom Holdings, Inc.	251	27,028
Humana, Inc.	103	29,171
ICU Medical, Inc.(b)	114	18,439
Integra LifeSciences Holdings Corp.(b)	527	31,631
Ionis Pharmaceuticals, Inc.(b)	384	24,273
IQVIA Holdings, Inc.(b)	184	28,548
Jazz Pharmaceuticals PLC(b)	194	24,861
Johnson & Johnson	189	24,260
Laboratory Corp. of America Holdings(b)	151	25,302
Masimo Corp.(b)	189	28,964
McKesson Corp.	200	27,654
Medtronic PLC	263	28,375
Merck & Co., Inc.	310	26,806
Mettler-Toledo International, Inc.(b)	34	22,331
Molina Healthcare, Inc.(b)	164	21,366
PerkinElmer, Inc.	280	23,156
Pfizer, Inc.	596	21,188
PRA Health Sciences, Inc.(b)	273	26,983
QIAGEN N.V.(b)	654	22,687
Quest Diagnostics, Inc.	259	26,514
Regeneron Pharmaceuticals, Inc.(b)	85	24,654
ResMed, Inc.	220	30,646
STERIS PLC	186	28,718
Stryker Corp.	135	29,789
Thermo Fisher Scientific, Inc.	93	26,697
UnitedHealth Group, Inc.	104	24,336
Universal Health Services, Inc., Class B	209	30,217
Varian Medical Systems, Inc.(b)	199	21,080
Waters Corp.(b)	124	26,274
WellCare Health Plans, Inc.(b)	91	24,637
West Pharmaceutical Services, Inc.	221	32,147
Zoetis, Inc.	233	29,456
		1,568,024
Industrials-15.85%
3M Co.	154	24,905
Acuity Brands, Inc.	189	23,702
AECOM(b)	761	27,000
AGCO Corp.	362	25,021
Air Lease Corp.	659	27,375
Alaska Air Group, Inc.	410	24,485
Allegion PLC	245	23,586
Allison Transmission Holdings, Inc.	576	25,592
AMERCO	65	22,855
American Airlines Group, Inc.	835	21,969
AMETEK, Inc.	301	25,865
Arconic, Inc.	1,102	28,476
Armstrong World Industries, Inc.	272	25,968
Boeing Co. (The)	74	26,943
C.H. Robinson Worldwide, Inc.	313	26,445
Carlisle Cos., Inc.	187	27,108
Caterpillar, Inc.	205	24,395
Cintas Corp.	111	29,282
Clean Harbors, Inc.(b)	380	27,949
Colfax Corp.(b)(c)	941	25,595
Copa Holdings S.A., Class A (Panama)	276	28,478
Copart, Inc.(b)	345	26,010
	Shares	Value
Industrials-(continued)
Crane Co.	316	$ 24,092
CSX Corp.	325	21,781
Cummins, Inc.	160	23,883
Curtiss-Wright Corp.	215	26,368
Deere & Co.	175	27,109
Delta Air Lines, Inc.	462	26,731
Donaldson Co., Inc.	518	25,050
Dover Corp.	267	25,029
Eaton Corp. PLC	324	26,153
Emerson Electric Co.	399	23,776
Expeditors International of Washington, Inc.	349	24,814
Fastenal Co.	787	24,098
Flowserve Corp.	524	22,364
Fortive Corp.	320	22,688
Fortune Brands Home & Security, Inc.	487	24,866
Gardner Denver Holdings, Inc.(b)	754	21,625
Gates Industrial Corp. PLC(b)	2,200	19,140
General Dynamics Corp.	149	28,499
Genesee & Wyoming, Inc., Class A(b)	260	28,829
Graco, Inc.	515	23,469
HD Supply Holdings, Inc.(b)	594	23,113
Hexcel Corp.	338	28,443
Honeywell International, Inc.	150	24,693
Hubbell, Inc.	205	26,884
Huntington Ingalls Industries, Inc.	118	24,662
IAA, Inc.(b)	430	21,005
IDEX Corp.	162	26,683
IHS Markit Ltd.(b)	429	28,147
Illinois Tool Works, Inc.	173	25,926
Ingersoll-Rand PLC	203	24,581
ITT, Inc.	422	24,020
Jacobs Engineering Group, Inc.	318	28,257
JetBlue Airways Corp.(b)	1,398	24,213
Johnson Controls International PLC	644	27,492
Kansas City Southern	214	26,921
KAR Auction Services, Inc.	430	11,421
Kirby Corp.(b)	315	23,181
L3Harris Technologies, Inc.	261	55,178
Landstar System, Inc.	254	28,326
Lennox International, Inc.	91	23,094
Lincoln Electric Holdings, Inc.	313	25,841
Lockheed Martin Corp.	72	27,656
Macquarie Infrastructure Corp.	618	23,373
ManpowerGroup, Inc.	281	22,969
Masco Corp.	682	27,778
Middleby Corp. (The)(b)	189	20,726
MSC Industrial Direct Co., Inc.	349	23,599
Nordson Corp.	193	26,240
Norfolk Southern Corp.	128	22,278
Northrop Grumman Corp.	81	29,797
nVent Electric PLC	1,063	21,536
Old Dominion Freight Line, Inc.	188	30,787
Oshkosh Corp.	332	23,330
PACCAR, Inc.	367	24,061
Parker-Hannifin Corp.	156	25,860
Pentair PLC	699	25,108
Quanta Services, Inc.	679	23,018
Raytheon Co.	138	25,574
Regal Beloit Corp.	332	23,539
Republic Services, Inc.	293	26,150

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)—(continued)
August 31, 2019
	Shares	Value
Industrials-(continued)
Robert Half International, Inc.	461	$ 24,650
Rockwell Automation, Inc.	163	24,905
Roper Technologies, Inc.	72	26,407
Ryder System, Inc.	477	22,977
Sensata Technologies Holding PLC(b)	559	25,479
Snap-on, Inc.	157	23,343
Southwest Airlines Co.	504	26,369
Spirit AeroSystems Holdings, Inc., Class A	306	24,664
Stanley Black & Decker, Inc.	189	25,111
Teledyne Technologies, Inc.(b)	103	31,785
Timken Co. (The)	540	21,697
Toro Co. (The)	373	26,860
TransDigm Group, Inc.(b)	55	29,608
TransUnion	372	31,118
Trinity Industries, Inc.	1,245	21,750
Union Pacific Corp.	148	23,970
United Airlines Holdings, Inc.(b)	309	26,052
United Parcel Service, Inc., Class B	257	30,496
United Rentals, Inc.(b)	214	24,088
United Technologies Corp.	192	25,006
Univar Solutions Inc.(b)	1,166	22,562
Valmont Industries, Inc.	223	30,216
Verisk Analytics, Inc.	176	28,431
W.W. Grainger, Inc.	95	25,997
WABCO Holdings, Inc.(b)	192	25,634
Waste Management, Inc.	224	26,734
Watsco, Inc.	151	24,696
WESCO International, Inc.(b)	518	23,351
Woodward, Inc.	223	24,051
Xylem, Inc.	320	24,515
		2,857,350
Information Technology-12.30%
Accenture PLC, Class A	141	27,942
Akamai Technologies, Inc.(b)	324	28,878
Amdocs Ltd.	416	26,932
Amphenol Corp., Class A	280	24,511
Analog Devices, Inc.	254	27,897
ANSYS, Inc.(b)	137	28,299
Apple, Inc.	142	29,641
Applied Materials, Inc.	624	29,965
Arrow Electronics, Inc.(b)	384	26,573
Automatic Data Processing, Inc.	156	26,495
Avnet, Inc.	595	24,925
Black Knight, Inc.(b)	425	26,456
Booz Allen Hamilton Holding Corp.	390	29,449
Broadcom, Inc.	97	27,416
Broadridge Financial Solutions, Inc.	199	25,759
CACI International, Inc., Class A(b)	124	27,564
CDK Global, Inc.	533	23,004
CDW Corp.	245	28,298
Ciena Corp.(b)	707	28,938
Cisco Systems, Inc.	462	21,626
Citrix Systems, Inc.	267	24,826
Cognex Corp.	592	26,687
Cognizant Technology Solutions Corp., Class A	409	25,109
Coherent, Inc.	215	31,166
CoreLogic, Inc.(b)	610	29,524
Corning, Inc.	835	23,255
Cypress Semiconductor Corp.	1,146	26,369
	Shares	Value
Information Technology-(continued)
Dolby Laboratories, Inc., Class A	405	$ 24,932
Entegris, Inc.	715	30,623
EPAM Systems, Inc.(b)	150	28,700
Euronet Worldwide, Inc.(b)	159	24,349
F5 Networks, Inc.(b)	184	23,686
Fidelity National Information Services, Inc.	208	28,334
Fiserv, Inc.(b)	579	61,918
FleetCor Technologies, Inc.(b)	103	30,735
FLIR Systems, Inc.	507	24,980
Fortinet, Inc.(b)	345	27,317
Gartner, Inc.(b)	169	22,590
Genpact Ltd.	696	28,508
Global Payments, Inc.	163	27,055
Hewlett Packard Enterprise Co.	1,799	24,862
HP, Inc.	1,294	23,667
Intel Corp.	568	26,929
International Business Machines Corp.	192	26,022
Jabil, Inc.	977	28,147
Jack Henry & Associates, Inc.	189	27,397
Juniper Networks, Inc.	956	22,141
KLA Corp.	240	35,496
Lam Research Corp.	143	30,103
Leidos Holdings, Inc.	324	28,305
LogMeIn, Inc.	351	23,461
Manhattan Associates, Inc.(b)	396	32,722
Maxim Integrated Products, Inc.	456	24,870
Microchip Technology, Inc.	306	26,417
Microsoft Corp.	202	27,848
MKS Instruments, Inc.	347	27,167
Motorola Solutions, Inc.	158	28,584
National Instruments Corp.	640	26,880
NetApp, Inc.	414	19,897
ON Semiconductor Corp.(b)	1,346	23,959
Oracle Corp.	488	25,405
Paychex, Inc.	293	23,938
Qorvo, Inc.(b)	398	28,429
Sabre Corp.	1,203	28,439
SS&C Technologies Holdings, Inc.	441	20,555
Symantec Corp.	1,328	30,876
SYNNEX Corp.	285	23,886
Synopsys, Inc.(b)	210	29,780
Teradata Corp.(b)	707	21,825
Teradyne, Inc.	568	30,087
Texas Instruments, Inc.	231	28,586
Total System Services, Inc.	202	27,112
Trimble, Inc.(b)	608	22,812
Ubiquiti, Inc.	202	22,323
Versum Materials, Inc.	493	25,636
Visa, Inc., Class A	156	28,208
VMware, Inc., Class A	150	21,216
Western Union Co. (The)	1,277	28,247
WEX, Inc.(b)	133	27,205
Xerox Holdings Corp.	759	22,003
Xilinx, Inc.	241	25,078
Zebra Technologies Corp., Class A(b)	142	29,114
		2,216,865
Materials-6.49%
Air Products and Chemicals, Inc.	119	26,884
Albemarle Corp.(c)	376	23,210

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)—(continued)
August 31, 2019
	Shares	Value
Materials-(continued)
AptarGroup, Inc.	215	$ 26,277
Ashland Global Holdings, Inc.	328	24,023
Avery Dennison Corp.	232	26,812
Axalta Coating Systems Ltd.(b)	995	28,736
Ball Corp.	394	31,682
Berry Global Group, Inc.(b)	515	20,157
Cabot Corp.	579	23,160
Celanese Corp.	252	28,569
CF Industries Holdings, Inc.	595	28,673
Crown Holdings, Inc.(b)	446	29,365
Domtar Corp.	584	19,243
DuPont de Nemours, Inc.	339	23,028
Eagle Materials, Inc.	280	23,573
Eastman Chemical Co.	355	23,206
Ecolab, Inc.	132	27,233
FMC Corp.	321	27,712
Freeport-McMoRan, Inc.	2,508	23,049
Graphic Packaging Holding Co.	1,814	25,051
Huntsman Corp.	1,331	26,514
International Flavors & Fragrances, Inc.(c)	179	19,645
International Paper Co.	574	22,443
Linde PLC (United Kingdom)	132	24,936
LyondellBasell Industries N.V., Class A	313	24,220
Martin Marietta Materials, Inc.	115	29,184
Mosaic Co. (The)	1,138	20,928
NewMarket Corp.	64	30,384
Newmont Goldcorp Corp.	735	29,319
Nucor Corp.	501	24,539
Olin Corp.	1,150	19,527
Owens-Illinois, Inc.	1,515	15,408
Packaging Corp. of America	273	27,458
PPG Industries, Inc.	227	25,149
Reliance Steel & Aluminum Co.	293	28,488
RPM International, Inc.	443	29,978
Scotts Miracle-Gro Co. (The)	280	29,770
Sealed Air Corp.	577	22,976
Sherwin-Williams Co. (The)	58	30,551
Silgan Holdings, Inc.	859	25,564
Sonoco Products Co.	395	22,594
Southern Copper Corp. (Peru)	722	22,815
Steel Dynamics, Inc.	968	26,136
Valvoline, Inc.	1,363	30,804
Vulcan Materials Co.	195	27,544
W.R. Grace & Co.	342	23,157
		1,169,674
Real Estate-8.38%
American Campus Communities, Inc.	540	25,099
Apartment Investment & Management Co., Class A	496	25,296
Apple Hospitality REIT, Inc.	1,616	25,743
AvalonBay Communities, Inc.	123	26,145
Boston Properties, Inc.	189	24,271
Brandywine Realty Trust	1,609	23,089
Brixmor Property Group, Inc.	1,424	26,244
Camden Property Trust	241	26,088
CBRE Group, Inc., Class A(b)	530	27,703
CoreSite Realty Corp.	218	25,327
Corporate Office Properties Trust	890	25,712
CubeSmart	739	26,523
	Shares	Value
Real Estate-(continued)
Digital Realty Trust, Inc.	220	$ 27,199
Douglas Emmett, Inc.	618	26,080
Duke Realty Corp.	812	27,015
Empire State Realty Trust, Inc., Class A	1,618	22,749
EPR Properties	317	24,805
Equity Commonwealth	765	25,750
Equity Residential	329	27,886
Essex Property Trust, Inc.	88	28,271
Extra Space Storage, Inc.	230	28,042
Federal Realty Investment Trust	190	24,550
Gaming and Leisure Properties, Inc.	637	24,919
HCP, Inc.	803	27,872
Healthcare Trust of America, Inc., Class A	867	24,588
Highwoods Properties, Inc.	570	24,630
Hospitality Properties Trust	1,046	25,251
Host Hotels & Resorts, Inc.	1,391	22,312
Howard Hughes Corp. (The)(b)	248	31,315
Hudson Pacific Properties, Inc.	748	25,432
Iron Mountain, Inc.	805	25,639
Jones Lang LaSalle, Inc.	198	26,542
Kilroy Realty Corp.	337	26,239
Kimco Realty Corp.	1,382	25,401
Lamar Advertising Co., Class A	318	24,375
Liberty Property Trust	520	27,102
Life Storage, Inc.	255	27,020
Macerich Co. (The)	680	19,400
Medical Properties Trust, Inc.	1,398	25,989
Mid-America Apartment Communities, Inc.	221	27,996
National Retail Properties, Inc.	463	25,998
Omega Healthcare Investors, Inc.	699	28,435
Outfront Media, Inc.	1,014	27,865
Park Hotels & Resorts, Inc.	923	21,737
Prologis, Inc.	328	27,427
Public Storage	103	27,268
Rayonier, Inc.	872	23,370
Regency Centers Corp.	372	23,998
Retail Properties of America, Class A	2,073	23,549
Simon Property Group, Inc.	153	22,788
SL Green Realty Corp.	286	22,943
Spirit Realty Capital, Inc.	566	27,134
STORE Capital Corp. REIT	725	27,376
Taubman Centers, Inc.	579	22,610
Ventas, Inc.	397	29,136
VICI Properties, Inc.	1,132	25,085
Vornado Realty Trust	371	22,434
Weingarten Realty Investors	882	23,364
WP Carey, Inc.	300	26,940
		1,511,066
Utilities-4.63%
AES Corp. (The)	1,537	23,562
Alliant Energy Corp.	515	27,012
Ameren Corp.	332	25,614
American Electric Power Co., Inc.	283	25,795
American Water Works Co., Inc.	224	28,520
Aqua America Inc.	623	27,593
Atmos Energy Corp.	243	26,786
CenterPoint Energy, Inc.	873	24,173
CMS Energy Corp.	436	27,490
Consolidated Edison, Inc.	283	25,159

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)—(continued)
August 31, 2019
	Shares	Value
Utilities-(continued)
Dominion Energy, Inc.	327	$ 25,385
DTE Energy Co.	197	25,543
Duke Energy Corp.	292	27,080
Entergy Corp.	254	28,661
Evergy, Inc.	423	27,495
Eversource Energy	332	26,603
Exelon Corp.	510	24,103
FirstEnergy Corp.	589	27,094
Hawaiian Electric Industries, Inc.	589	26,152
IDACORP, Inc.	245	26,903
MDU Resources Group, Inc.	993	26,702
National Fuel Gas Co.	462	21,594
NextEra Energy, Inc.	124	27,166
OGE Energy Corp.	582	24,950
Pinnacle West Capital Corp.	259	24,685
PPL Corp.	813	24,024
Public Service Enterprise Group, Inc.	421	25,458
Sempra Energy	189	26,768
Southern Co. (The)	462	26,916
UGI Corp.	475	23,118
WEC Energy Group, Inc.	306	29,306
Xcel Energy, Inc.	426	27,358
		834,768
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.90% (Cost $18,326,552)		18,006,279
	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.21%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(e)(f)	164,481	$ 164,481
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(e)(f)	53,535	53,557
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $218,038)		218,038
TOTAL INVESTMENTS IN SECURITIES-101.11% (Cost $18,544,590)		18,224,317
OTHER ASSETS LESS LIABILITIES-(1.11)%		(200,942)
NET ASSETS-100.00%		$18,023,375

Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended August 31, 2019.

	Value August 31, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2019	Dividend Income
Invesco Ltd.	$176,316	$44,616	$(135,884)	$55,322	$(121,075)	$19,295	$2,670

(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco Russell 1000 Equal Weight ETF (EQAL)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.85%
Communication Services-4.97%
Activision Blizzard, Inc.	10,308	$ 521,585
Alphabet, Inc., Class C(b)	423	502,566
Altice USA, Inc., Class A(b)	16,859	486,888
AMC Networks, Inc., Class A(b)	7,226	350,461
AT&T, Inc.	43,915	1,548,443
Cable One, Inc.	346	448,977
CBS Corp., Class B	7,939	333,914
CenturyLink, Inc.	126,275	1,437,010
Charter Communications, Inc., Class A(b)	1,020	417,782
Cinemark Holdings, Inc.	10,841	413,693
Comcast Corp., Class A	9,236	408,785
Discovery, Inc., Class A(b)	13,033	359,711
DISH Network Corp., Class A(b)	10,312	346,071
Electronic Arts, Inc.(b)	5,052	473,271
Facebook, Inc., Class A(b)	2,501	464,361
Fox Corp., Class A	11,330	375,816
GCI Liberty, Inc.(b)	6,533	406,614
IAC/InterActiveCorp.(b)	2,100	534,744
Interpublic Group of Cos., Inc. (The)	17,931	356,468
John Wiley & Sons, Inc., Class A	8,652	385,014
Liberty Broadband Corp., Class C(b)	3,895	410,689
Liberty Media Corp.-Liberty Formula One, Class C(b)	10,664	445,115
Liberty Media Corp.-Liberty SiriusXM, Series C(b)	10,625	433,606
Lions Gate Entertainment Corp., Class A	33,508	302,577
Live Nation Entertainment, Inc.(b)	6,010	417,755
Madison Square Garden Co. (The), Class A(b)	1,401	353,514
Match Group, Inc.(c)	6,810	577,488
Netflix, Inc.(b)	1,123	329,881
New York Times Co. (The), Class A	11,937	348,560
News Corp., Class A	29,728	408,760
Nexstar Media Group, Inc., Class A	3,896	385,275
Omnicom Group, Inc.	4,993	379,768
Sinclair Broadcast Group, Inc., Class A	7,525	335,389
Sirius XM Holdings, Inc.(c)	70,226	433,294
Spotify Technology S.A.(b)	2,692	363,285
Sprint Corp.(b)	193,589	1,314,469
Take-Two Interactive Software, Inc.(b)	4,240	559,553
Telephone & Data Systems, Inc.	42,449	1,069,715
T-Mobile US, Inc.(b)	18,352	1,432,374
Tribune Media Co., Class A	8,715	405,945
TripAdvisor, Inc.(b)	8,622	327,550
Twitter, Inc.(b)	13,302	567,330
United States Cellular Corp.(b)	28,428	1,023,124
Verizon Communications, Inc.	24,956	1,451,441
Viacom, Inc., Class B	13,126	327,887
Walt Disney Co. (The)	2,842	390,093
World Wrestling Entertainment, Inc., Class A	5,348	382,008
Zayo Group Holdings, Inc.(b)	43,574	1,466,701
Zillow Group, Inc., Class C(b)(c)	5,430	186,955
Zynga, Inc., Class A(b)	77,570	442,925
		27,845,200
Consumer Discretionary-8.05%
Advance Auto Parts, Inc.	2,630	362,809
Amazon.com, Inc.(b)	221	392,560
	Shares	Value
Consumer Discretionary-(continued)
Aptiv PLC	5,137	$ 427,244
Aramark	11,577	473,036
AutoNation, Inc.(b)	9,582	454,762
AutoZone, Inc.(b)	359	395,507
Best Buy Co., Inc.	5,895	375,217
Booking Holdings, Inc.(b)	217	426,711
BorgWarner, Inc.	9,548	311,551
Bright Horizons Family Solutions, Inc.(b)	2,759	455,373
Brunswick Corp.	8,531	397,545
Burlington Stores, Inc.(b)	2,325	470,789
Caesars Entertainment Corp.(b)	40,126	461,850
Capri Holdings Ltd.(b)	11,533	304,241
CarMax, Inc.(b)	4,870	405,574
Carnival Corp.	8,260	364,101
Carter’s, Inc.	4,239	387,784
Carvana Co.(b)	6,026	489,070
Chipotle Mexican Grill, Inc.(b)	555	465,323
Choice Hotels International, Inc.	4,693	426,969
Columbia Sportswear Co.	4,017	376,754
D.R. Horton, Inc.	8,823	436,474
Darden Restaurants, Inc.	3,405	411,937
Dicks Sporting Goods, Inc.	11,873	404,157
Dollar General Corp.	2,914	454,846
Dollar Tree, Inc.(b)	3,654	370,991
Domino’s Pizza, Inc.	1,430	324,381
Dunkin’ Brands Group, Inc.	5,043	415,745
eBay, Inc.	10,105	407,130
Etsy, Inc.(b)	5,856	309,138
Expedia Group, Inc.	3,124	406,432
Extended Stay America, Inc.	23,504	330,231
Five Below, Inc.(b)	3,095	380,283
Floor & Decor Holdings, Inc., Class A(b)(c)	9,609	472,955
Foot Locker, Inc.	9,650	349,234
Ford Motor Co.	40,150	368,176
Frontdoor, Inc.(b)	9,640	494,918
Gap, Inc. (The)	22,271	351,659
Garmin Ltd.	4,932	402,303
General Motors Co.	10,907	404,541
Gentex Corp.	16,822	447,465
Genuine Parts Co.	3,884	350,686
Goodyear Tire & Rubber Co. (The)	26,802	307,419
Graham Holdings Co., Class B	565	397,794
Grand Canyon Education, Inc.(b)	3,298	414,229
GrubHub, Inc.(b)	6,562	389,389
H&R Block, Inc.	14,388	348,477
Hanesbrands, Inc.	22,969	313,757
Harley-Davidson, Inc.	11,194	357,089
Hasbro, Inc.	3,742	413,379
Hilton Grand Vacations, Inc.(b)	13,459	454,510
Hilton Worldwide Holdings, Inc.	4,180	386,107
Home Depot, Inc. (The)	1,922	438,043
Hyatt Hotels Corp., Class A	5,341	385,353
International Game Technology PLC	30,446	364,743
Kohl’s Corp.	8,598	406,341
L Brands, Inc.	16,852	278,227
Las Vegas Sands Corp.	6,783	376,253
Lear Corp.	2,929	328,810
Leggett & Platt, Inc.	10,517	391,127

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco Russell 1000 Equal Weight ETF (EQAL)—(continued)
August 31, 2019
	Shares	Value
Consumer Discretionary-(continued)
Lennar Corp., Class A	7,644	$ 389,844
LKQ Corp.(b)	15,114	397,045
Lowe’s Cos., Inc.	3,974	445,883
Lululemon Athletica, Inc.(b)	2,169	400,549
Macy’s, Inc.	18,390	271,436
Marriott International, Inc., Class A	2,954	372,381
Mattel, Inc.(b)(c)	35,609	348,968
McDonald’s Corp.	1,968	428,965
MGM Resorts International	14,391	403,811
Mohawk Industries, Inc.(b)	2,716	322,905
Newell Brands, Inc.	26,748	444,017
NIKE, Inc., Class B	4,729	399,600
Nordstrom, Inc.(c)	12,138	351,638
Norwegian Cruise Line Holdings Ltd.(b)	7,670	389,252
NVR, Inc.(b)	128	460,672
Ollie’s Bargain Outlet Holdings, Inc.(b)	4,358	241,651
O’Reilly Automotive, Inc.(b)	1,072	411,391
Penske Automotive Group, Inc.	8,628	369,106
Planet Fitness, Inc., Class A(b)	5,155	363,995
Polaris Industries, Inc.	4,346	356,459
Pool Corp.	2,122	416,718
PulteGroup, Inc.	12,317	416,315
PVH Corp.	4,458	337,916
Qurate Retail, Inc., Class A(b)	31,942	342,099
Ralph Lauren Corp.	3,508	309,897
Roku, Inc.(b)	3,843	581,676
Ross Stores, Inc.	3,870	410,259
Royal Caribbean Cruises Ltd.	3,395	354,031
Service Corp. International	8,637	399,893
ServiceMaster Global Holdings, Inc.(b)	7,535	429,796
Six Flags Entertainment Corp.	7,925	468,922
Skechers U.S.A., Inc., Class A(b)	12,765	404,140
Starbucks Corp.	4,768	460,398
Tapestry, Inc.	13,054	269,565
Target Corp.	4,679	500,840
Tempur Sealy International, Inc.(b)	5,501	424,237
Tesla, Inc.(b)(c)	1,835	413,994
Thor Industries, Inc.	7,005	321,600
Tiffany & Co.	4,194	355,945
TJX Cos., Inc. (The)	7,488	411,615
Toll Brothers, Inc.	10,766	389,622
Tractor Supply Co.	3,782	385,310
Ulta Beauty, Inc.(b)	1,125	267,446
Under Armour, Inc., Class A(b)	15,172	282,351
Urban Outfitters, Inc.(b)	17,197	402,582
Vail Resorts, Inc.	1,727	408,056
VF Corp.	4,558	373,528
Wayfair, Inc., Class A(b)	2,627	296,168
Wendy’s Co. (The)	20,636	453,992
Whirlpool Corp.	2,854	396,963
Williams-Sonoma, Inc.	6,569	432,240
Wyndham Destinations, Inc.	5,857	259,699
Wyndham Hotels & Resorts, Inc.	7,077	363,616
Wynn Resorts, Ltd.	3,292	362,614
Yum China Holdings, Inc. (China)	8,736	396,876
Yum! Brands, Inc.	3,663	427,765
		45,167,751
Consumer Staples-11.43%
Altria Group, Inc.	26,734	1,169,345
	Shares	Value
Consumer Staples-(continued)
Archer-Daniels-Midland Co.	32,534	$ 1,237,919
Beyond Meat, Inc.(b)(c)	8,309	1,392,838
Brown-Forman Corp., Class B	24,755	1,460,298
Bunge Ltd.	23,815	1,271,959
Campbell Soup Co.	33,422	1,503,990
Casey’s General Stores, Inc.	8,714	1,462,645
Church & Dwight Co., Inc.	17,615	1,405,325
Clorox Co. (The)	8,884	1,405,093
Coca-Cola Co. (The)	26,538	1,460,652
Colgate-Palmolive Co.	18,650	1,382,898
Conagra Brands, Inc.	47,031	1,333,799
Constellation Brands, Inc., Class A	7,382	1,508,512
Costco Wholesale Corp.	1,525	449,509
Coty, Inc., Class A	29,881	285,364
Energizer Holdings, Inc.(c)	33,234	1,279,509
Estee Lauder Cos., Inc. (The), Class A	2,212	437,954
Flowers Foods, Inc.	58,005	1,322,514
General Mills, Inc.	25,400	1,366,520
Hain Celestial Group, Inc. (The)(b)	66,465	1,266,158
Herbalife Nutrition Ltd.(b)	32,573	1,121,488
Hershey Co. (The)	9,770	1,548,350
Hormel Foods Corp.	33,012	1,406,641
Ingredion, Inc.	16,516	1,276,191
JM Smucker Co. (The)	11,346	1,193,145
Kellogg Co.	24,801	1,557,503
Keurig Dr Pepper, Inc.	43,483	1,186,216
Kimberly-Clark Corp.	9,872	1,393,038
Kraft Heinz Co. (The)	43,163	1,101,520
Kroger Co. (The)	59,289	1,403,964
Lamb Weston Holdings, Inc.	22,365	1,574,272
McCormick & Co., Inc.	8,620	1,403,939
Molson Coors Brewing Co., Class B	24,974	1,282,665
Mondelez International, Inc., Class A	24,242	1,338,643
Monster Beverage Corp.(b)	21,171	1,242,103
Nu Skin Enterprises, Inc., Class A	27,970	1,136,141
PepsiCo, Inc.	10,028	1,371,128
Philip Morris International, Inc.	17,789	1,282,409
Pilgrim’s Pride Corp.(b)	53,352	1,662,448
Post Holdings, Inc.(b)	13,179	1,313,815
Procter & Gamble Co. (The)	12,042	1,447,810
Seaboard Corp.	318	1,313,397
Spectrum Brands Holdings, Inc.	24,145	1,348,981
Sprouts Farmers Market, Inc.(b)	68,800	1,234,960
Sysco Corp.	19,380	1,440,515
TreeHouse Foods, Inc.(b)	24,865	1,259,412
Tyson Foods, Inc., Class A	17,106	1,591,542
US Foods Holding Corp.(b)	38,223	1,546,120
Walgreens Boots Alliance, Inc.	25,941	1,327,920
Walmart, Inc.	3,669	419,220
		64,128,297
Energy-9.10%
Antero Midstream Corp.	114,257	812,367
Antero Resources Corp.(b)(c)	245,643	778,688
Apache Corp.	45,533	982,147
Apergy Corp.(b)	42,188	1,096,044
Baker Hughes, a GE Co., Class A	56,355	1,222,340
Cabot Oil & Gas Corp.	56,959	975,138
Centennial Resource Development, Inc., Class A(b)	181,577	875,201

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco Russell 1000 Equal Weight ETF (EQAL)—(continued)
August 31, 2019
	Shares	Value
Energy-(continued)
Cheniere Energy, Inc.(b)	19,699	$ 1,176,227
Chesapeake Energy Corp.(b)(c)	678,619	977,211
Chevron Corp.	11,040	1,299,629
Cimarex Energy Co.	23,614	1,010,207
Concho Resources, Inc.	12,801	936,393
ConocoPhillips	22,136	1,155,057
Continental Resources, Inc.(b)	32,582	951,394
Devon Energy Corp.	47,868	1,052,617
Diamondback Energy, Inc.	12,489	1,224,921
EOG Resources, Inc.	14,693	1,090,074
EQT Corp.	86,410	878,790
Equitrans Midstream Corp.	65,608	885,052
Exxon Mobil Corp.	17,862	1,223,190
Halliburton Co.	58,727	1,106,417
Helmerich & Payne, Inc.	26,310	988,993
Hess Corp.	22,386	1,409,199
HollyFrontier Corp.	31,322	1,389,444
Kinder Morgan, Inc.	65,063	1,318,827
Kosmos Energy Ltd. (Ghana)	219,090	1,384,649
Marathon Oil Corp.	95,228	1,127,500
Marathon Petroleum Corp.	25,865	1,272,817
Murphy Oil Corp.	53,897	982,542
National Oilwell Varco, Inc.	63,241	1,292,014
Noble Energy, Inc.	63,062	1,423,940
Occidental Petroleum Corp.	31,948	1,389,099
ONEOK, Inc.	20,244	1,442,992
Parsley Energy, Inc., Class A(b)	75,487	1,351,972
Patterson-UTI Energy, Inc.	112,629	974,241
PBF Energy, Inc., Class A	52,466	1,243,444
Phillips 66	15,078	1,487,143
Pioneer Natural Resources Co.	8,705	1,074,371
Range Resources Corp.	195,870	697,297
Schlumberger Ltd.	35,129	1,139,233
Targa Resources Corp.	34,846	1,258,638
Transocean Ltd.(b)	215,331	979,756
Valero Energy Corp.	17,210	1,295,569
Williams Cos., Inc. (The)	49,164	1,160,270
WPX Energy, Inc.(b)	117,351	1,262,697
		51,055,751
Financials-6.56%
Affiliated Managers Group, Inc.	2,866	219,622
Aflac, Inc.	4,590	230,326
AGNC Investment Corp.	15,078	224,210
Alleghany Corp.(b)	388	290,732
Allstate Corp. (The)	2,467	252,596
Ally Financial, Inc.	8,480	265,848
American Express Co.	2,035	244,953
American Financial Group, Inc.	2,444	246,771
American International Group, Inc.	4,680	243,547
American National Insurance Co.	2,175	248,102
Ameriprise Financial, Inc.	1,701	219,395
Annaly Capital Management, Inc.	27,781	230,582
Aon PLC	1,319	257,007
Arch Capital Group Ltd.(b)	6,987	275,986
Arthur J. Gallagher & Co.	2,921	264,964
Associated Banc-Corp.	12,149	233,747
Assurant, Inc.	2,358	290,034
Assured Guaranty Ltd.	5,897	250,917
Athene Holding Ltd., Class A(b)	5,854	227,486
	Shares	Value
Financials-(continued)
AXA Equitable Holdings, Inc.	12,132	$ 251,982
Axis Capital Holdings Ltd.	4,197	257,654
Bank of America Corp.	8,982	247,095
Bank of Hawaii Corp.	3,192	263,915
Bank of New York Mellon Corp. (The)	5,889	247,691
Bank OZK	8,552	220,642
BankUnited, Inc.	7,716	245,060
BB&T Corp.	5,213	248,399
Berkshire Hathaway, Inc., Class B(b)	1,234	251,008
BGC Partners, Inc., Class A	48,458	247,136
BlackRock, Inc.	546	230,718
BOK Financial Corp.	3,383	257,582
Brighthouse Financial, Inc.(b)	6,604	232,857
Brown & Brown, Inc.	7,620	281,102
Capital One Financial Corp.	2,771	240,024
Cboe Global Markets, Inc.	2,372	282,647
Charles Schwab Corp. (The)	6,343	242,747
Chimera Investment Corp.	13,273	253,116
Chubb Ltd.	1,700	265,676
Cincinnati Financial Corp.	2,413	271,438
CIT Group, Inc.	4,993	212,652
Citigroup, Inc.	3,728	239,897
Citizens Financial Group, Inc.	7,263	245,054
CME Group, Inc.	1,289	280,087
CNA Financial Corp.	5,324	250,920
Comerica, Inc.	3,626	223,543
Commerce Bancshares, Inc.	4,365	249,111
Credit Acceptance Corp.(b)	538	243,526
Cullen/Frost Bankers, Inc.	2,723	226,036
Discover Financial Services	3,252	260,062
E*TRADE Financial Corp.	5,587	233,201
East West Bancorp, Inc.	5,706	234,688
Eaton Vance Corp.	5,933	255,831
Erie Indemnity Co., Class A	1,008	221,064
Evercore, Inc., Class A	2,890	230,506
Everest Re Group, Ltd.	1,018	240,126
F.N.B. Corp.	22,294	239,660
FactSet Research Systems, Inc.	853	232,093
Fidelity National Financial, Inc.	6,192	272,076
Fifth Third Bancorp	9,301	246,011
First American Financial Corp.	4,552	266,064
First Citizens BancShares, Inc., Class A	590	262,314
First Hawaiian, Inc.	9,927	255,124
First Horizon National Corp.	18,009	285,082
First Republic Bank	2,646	237,399
Franklin Resources, Inc.	7,352	193,211
Globe Life, Inc.	2,848	254,212
Goldman Sachs Group, Inc. (The)	1,298	264,675
Hanover Insurance Group, Inc. (The)	1,978	263,371
Hartford Financial Services Group, Inc. (The)	4,584	267,156
Huntington Bancshares, Inc.	19,150	253,737
Interactive Brokers Group, Inc., Class A	4,636	218,819
Intercontinental Exchange, Inc.	2,941	274,925
Invesco Ltd.(d)	12,243	192,215
Janus Henderson Group PLC (United Kingdom)	11,675	223,109
Jefferies Financial Group, Inc.	13,793	257,102
JPMorgan Chase & Co.	2,304	253,117
Kemper Corp.	2,835	198,393
KeyCorp	15,042	249,697

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco Russell 1000 Equal Weight ETF (EQAL)—(continued)
August 31, 2019
	Shares	Value
Financials-(continued)
Lazard Ltd., Class A	7,275	$ 249,823
Legg Mason, Inc.	6,816	250,761
LendingTree, Inc.(b)	611	189,465
Lincoln National Corp.	3,972	210,039
Loews Corp.	4,707	226,265
LPL Financial Holdings, Inc.	3,127	234,369
M&T Bank Corp.	1,531	223,847
Markel Corp.(b)	232	265,195
MarketAxess Holdings, Inc.	780	310,144
Marsh & McLennan Cos., Inc.	2,622	261,912
Mercury General Corp.	4,149	221,971
MetLife, Inc.	5,147	228,012
MFA Financial, Inc.	35,218	252,513
MGIC Investment Corp.	18,521	234,291
Moody’s Corp.	1,290	278,098
Morgan Stanley	5,842	242,385
Morningstar, Inc.	1,763	284,866
MSCI, Inc.	1,078	252,931
Nasdaq, Inc.	2,604	259,983
Navient Corp.	18,893	240,697
New Residential Investment Corp.	16,040	225,683
New York Community Bancorp, Inc.	26,617	307,160
Northern Trust Corp.	2,961	260,361
Old Republic International Corp.	11,076	258,735
OneMain Holdings, Inc.	7,835	280,885
PacWest Bancorp	6,618	225,541
People’s United Financial, Inc.	15,502	222,764
Pinnacle Financial Partners, Inc.	4,525	238,332
PNC Financial Services Group, Inc. (The)	1,910	246,256
Popular, Inc.	4,782	251,390
Primerica, Inc.	2,066	246,205
Principal Financial Group, Inc.	4,399	234,115
Progressive Corp. (The)	3,107	235,511
Prosperity Bancshares, Inc.	3,949	256,369
Prudential Financial, Inc.	2,536	203,108
Raymond James Financial, Inc.	3,147	247,071
Regions Financial Corp.	17,392	254,271
Reinsurance Group of America, Inc.	1,636	251,895
RenaissanceRe Holdings Ltd. (Bermuda)	1,394	251,687
S&P Global, Inc.	1,115	290,112
Santander Consumer USA Holdings, Inc.	10,775	281,335
SEI Investments Co.	4,607	264,949
Signature Bank	2,147	250,448
SLM Corp.	27,421	231,433
Starwood Property Trust, Inc.	10,997	257,660
State Street Corp.	4,583	235,154
Sterling Bancorp	12,375	235,991
SunTrust Banks, Inc.	4,058	249,608
SVB Financial Group(b)	1,184	230,430
Synchrony Financial	7,416	237,683
Synovus Financial Corp.	7,582	269,464
T. Rowe Price Group, Inc.	2,317	256,307
TCF Financial Corp.	6,493	250,370
TD Ameritrade Holding Corp.	5,138	228,179
Texas Capital Bancshares, Inc.(b)	4,286	230,930
TFS Financial Corp.	14,263	249,745
Travelers Cos., Inc. (The)	1,676	246,305
Two Harbors Investment Corp.	20,072	253,509
U.S. Bancorp	4,868	256,495
Umpqua Holdings Corp.	15,607	245,186
	Shares	Value
Financials-(continued)
Unum Group	7,744	$ 196,775
Virtu Financial, Inc., Class A(c)	11,832	222,442
Voya Financial, Inc.	4,629	228,302
W.R. Berkley Corp.	3,817	271,961
Webster Financial Corp.	5,520	247,075
Wells Fargo & Co.	5,537	257,858
Western Alliance Bancorp	5,895	255,961
White Mountains Insurance Group Ltd.	264	280,025
Willis Towers Watson PLC	1,342	265,676
Wintrust Financial Corp.	3,519	221,099
Zions Bancorp. N.A.	5,719	234,994
		36,809,547
Health Care-11.76%
Abbott Laboratories	7,519	641,521
AbbVie, Inc.	8,151	535,847
ABIOMED, Inc.(b)	2,453	473,601
Acadia Healthcare Co., Inc.(b)	18,499	489,484
Agilent Technologies, Inc.	8,709	619,297
Agios Pharmaceuticals, Inc.(b)(c)	12,448	472,402
Alexion Pharmaceuticals, Inc.(b)	4,957	499,467
Align Technology, Inc.(b)	2,160	395,518
Alkermes PLC(b)	28,495	597,825
Allergan PLC	4,882	779,753
Alnylam Pharmaceuticals, Inc.(b)	8,695	701,600
AmerisourceBergen Corp.	7,464	614,063
Amgen, Inc.	3,469	723,703
Anthem, Inc.	2,192	573,252
Baxter International, Inc.	7,794	685,482
Becton, Dickinson and Co.	2,605	661,462
Biogen, Inc.(b)	2,718	597,280
BioMarin Pharmaceutical, Inc.(b)	7,395	555,069
Bio-Rad Laboratories, Inc., Class A(b)	2,066	697,709
Bio-Techne Corp.	2,985	571,836
Bluebird Bio, Inc.(b)	5,453	563,349
Boston Scientific Corp.(b)	15,257	651,932
Bristol-Myers Squibb Co.	13,062	627,890
Bruker Corp.	13,135	567,038
Cantel Medical Corp.	8,221	755,756
Cardinal Health, Inc.	14,263	615,163
Catalent, Inc.(b)	12,709	670,273
Celgene Corp.(b)	6,507	629,878
Centene Corp.(b)	11,530	537,529
Cerner Corp.	8,909	613,919
Charles River Laboratories International, Inc.(b)	4,588	601,946
Chemed Corp.	1,827	784,569
Cigna Corp.	3,997	615,418
Cooper Cos., Inc. (The)	1,956	605,871
Covetrus, Inc.(b)	19,028	252,882
CVS Health Corp.	25,394	1,547,002
Danaher Corp.	4,459	633,579
DaVita, Inc.(b)	12,184	686,812
DENTSPLY SIRONA, Inc.	11,119	579,856
DexCom, Inc.(b)	4,111	705,489
Edwards Lifesciences Corp.(b)	3,311	734,512
Elanco Animal Health, Inc.(b)	19,397	504,710
Eli Lilly and Co.	5,526	624,272
Encompass Health Corp.	10,477	636,897
Exact Sciences Corp.(b)	5,544	660,956

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco Russell 1000 Equal Weight ETF (EQAL)—(continued)
August 31, 2019
	Shares	Value
Health Care-(continued)
Exelixis, Inc.(b)	30,207	$ 599,609
Gilead Sciences, Inc.	9,313	591,748
Guardant Health, Inc.(b)	7,127	623,826
HCA Healthcare, Inc.	4,986	599,317
Henry Schein, Inc.(b)	5,699	351,172
Hill-Rom Holdings, Inc.	6,020	648,234
Hologic, Inc.(b)	12,976	640,625
Horizon Pharma PLC(b)	25,916	716,059
Humana, Inc.	2,467	698,679
ICU Medical, Inc.(b)	2,573	416,183
IDEXX Laboratories, Inc.(b)	2,357	682,917
Illumina, Inc.(b)	1,793	504,443
Incyte Corp.(b)	7,377	603,586
Insulet Corp.(b)	5,344	823,884
Integra LifeSciences Holdings Corp.(b)	12,024	721,680
Intuitive Surgical, Inc.(b)	1,198	612,585
Ionis Pharmaceuticals, Inc.(b)	9,837	621,797
IQVIA Holdings, Inc.(b)	4,148	643,562
Jazz Pharmaceuticals PLC(b)	4,717	604,484
Johnson & Johnson	4,491	576,465
Laboratory Corp. of America Holdings(b)	3,802	637,063
Masimo Corp.(b)	4,353	667,097
McKesson Corp.	4,749	656,644
Medidata Solutions, Inc.(b)	7,017	642,617
MEDNAX, Inc.(b)	26,819	565,344
Medtronic PLC	6,450	695,890
Merck & Co., Inc.	7,549	652,762
Mettler-Toledo International, Inc.(b)	633	415,748
Moderna, Inc.(b)(c)	42,067	661,714
Molina Healthcare, Inc.(b)	4,360	568,021
Mylan N.V.(b)	35,068	682,774
Nektar Therapeutics(b)	18,044	317,033
Neurocrine Biosciences, Inc.(b)	7,498	745,451
Penumbra, Inc.(b)	3,879	564,588
PerkinElmer, Inc.	6,648	549,790
Perrigo Co. PLC	14,686	687,011
Pfizer, Inc.	14,655	520,985
PRA Health Sciences, Inc.(b)	6,459	638,408
Premier, Inc., Class A(b)	16,691	588,525
QIAGEN N.V.(b)	15,496	537,556
Quest Diagnostics, Inc.	6,364	651,483
Regeneron Pharmaceuticals, Inc.(b)	1,993	578,070
ResMed, Inc.	5,181	721,713
Sage Therapeutics, Inc.(b)	3,540	607,712
Sarepta Therapeutics, Inc.(b)	4,905	442,186
Seattle Genetics, Inc.(b)	8,829	641,339
STERIS PLC	4,404	679,978
Stryker Corp.	3,151	695,300
Teleflex, Inc.	1,914	696,543
Thermo Fisher Scientific, Inc.	2,186	627,513
United Therapeutics Corp.(b)	8,193	676,414
UnitedHealth Group, Inc.	2,577	603,018
Universal Health Services, Inc., Class B	5,134	742,274
Varian Medical Systems, Inc.(b)	4,683	496,070
Veeva Systems, Inc., Class A(b)	3,751	601,585
Vertex Pharmaceuticals, Inc.(b)	3,506	631,150
Waters Corp.(b)	2,398	508,112
WellCare Health Plans, Inc.(b)	2,179	589,942
West Pharmaceutical Services, Inc.	5,238	761,919
	Shares	Value
Health Care-(continued)
Zimmer Biomet Holdings, Inc.	5,334	$ 742,493
Zoetis, Inc.	5,660	715,537
		65,979,896
Industrials-12.67%
3M Co.	2,919	472,061
A.O. Smith Corp.	11,083	515,581
Acuity Brands, Inc.	7,173	899,566
ADT, Inc.(c)	81,125	386,155
AECOM(b)	13,827	490,582
AGCO Corp.	6,750	466,560
Air Lease Corp.	12,567	522,033
Alaska Air Group, Inc.	8,363	499,438
Allegion PLC	4,694	451,891
Allison Transmission Holdings, Inc.	11,040	490,507
AMERCO	1,060	372,717
American Airlines Group, Inc.	15,796	415,593
AMETEK, Inc.	5,740	493,238
Arconic, Inc.	21,040	543,674
Armstrong World Industries, Inc.	9,825	937,993
Boeing Co. (The)	1,355	493,342
BWX Technologies, Inc.	9,816	581,107
C.H. Robinson Worldwide, Inc.	6,046	510,827
Carlisle Cos., Inc.	3,609	523,161
Caterpillar, Inc.	3,801	452,319
Cintas Corp.	2,198	579,832
Clean Harbors, Inc.(b)	7,271	534,782
Colfax Corp.(b)	18,622	506,518
Copa Holdings S.A., Class A (Panama)	5,130	529,313
Copart, Inc.(b)	6,798	512,501
CoStar Group, Inc.(b)	928	570,599
Crane Co.	6,156	469,333
CSX Corp.	6,424	430,537
Cummins, Inc.	2,959	441,690
Curtiss-Wright Corp.	4,194	514,352
Deere & Co.	3,120	483,319
Delta Air Lines, Inc.	9,079	525,311
Donaldson Co., Inc.	10,080	487,469
Dover Corp.	5,180	485,573
Eaton Corp. PLC	6,145	496,024
Emerson Electric Co.	7,752	461,942
Equifax, Inc.	1,887	276,219
Expeditors International of Washington, Inc.	6,654	473,099
Fastenal Co.	28,960	886,755
FedEx Corp.	3,013	477,892
Flowserve Corp.	9,938	424,154
Fluor Corp.	16,096	284,416
Fortive Corp.	6,284	445,536
Fortune Brands Home & Security, Inc.	7,239	369,623
Gardner Denver Holdings, Inc.(b)	14,566	417,753
Gates Industrial Corp. PLC(b)	48,046	418,000
General Dynamics Corp.	2,854	545,885
General Electric Co.	47,774	394,136
Genesee & Wyoming, Inc., Class A(b)	5,259	583,118
Graco, Inc.	9,979	454,743
GrafTech International Ltd.	84,590	1,031,152
HD Supply Holdings, Inc.(b)	12,754	496,258
HEICO Corp.(c)	3,940	570,000
Hexcel Corp.	12,278	1,033,194
Honeywell International, Inc.	2,888	475,423

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco Russell 1000 Equal Weight ETF (EQAL)—(continued)
August 31, 2019
	Shares	Value
Industrials-(continued)
Hubbell, Inc.	4,017	$ 526,789
Huntington Ingalls Industries, Inc.	2,259	472,131
IAA, Inc.(b)	6,434	314,301
IDEX Corp.	3,075	506,483
IHS Markit Ltd.(b)	7,864	515,957
Illinois Tool Works, Inc.	3,337	500,083
Ingersoll-Rand PLC	7,643	925,491
ITT, Inc.	7,873	448,131
J.B. Hunt Transport Services, Inc.	5,589	603,836
Jacobs Engineering Group, Inc.	6,213	552,087
JetBlue Airways Corp.(b)	26,899	465,891
Johnson Controls International PLC	12,792	546,091
Kansas City Southern	4,302	541,192
KAR Auction Services, Inc.	6,450	171,312
Kirby Corp.(b)	6,170	454,050
Knight-Swift Transportation Holdings, Inc.	15,574	531,696
L3Harris Technologies, Inc.	5,052	1,068,043
Landstar System, Inc.	4,818	537,303
Lennox International, Inc.	3,537	897,620
Lincoln Electric Holdings, Inc.	6,243	515,422
Lockheed Martin Corp.	1,402	538,522
Lyft, Inc., Class A(b)	6,415	314,143
Macquarie Infrastructure Corp.	12,521	473,544
ManpowerGroup, Inc.	5,364	438,453
Masco Corp.	24,900	1,014,177
Middleby Corp. (The)(b)	3,805	417,256
MSC Industrial Direct Co., Inc.	6,914	467,525
Nielsen Holdings PLC	17,189	356,844
Nordson Corp.	3,740	508,490
Norfolk Southern Corp.	2,600	452,530
Northrop Grumman Corp.	1,568	576,820
nVent Electric PLC	20,839	422,198
Old Dominion Freight Line, Inc.	3,489	571,359
Oshkosh Corp.	6,164	433,144
Owens Corning	19,574	1,122,765
PACCAR, Inc.	7,031	460,952
Parker-Hannifin Corp.	2,951	489,187
Pentair PLC	13,659	490,631
Quanta Services, Inc.	12,935	438,497
Raytheon Co.	2,788	516,672
Regal Beloit Corp.	6,251	443,196
Republic Services, Inc.	5,824	519,792
Resideo Technologies, Inc.(b)	23,932	329,783
Robert Half International, Inc.	8,860	473,744
Rockwell Automation, Inc.	3,115	475,941
Rollins, Inc.	13,375	438,834
Roper Technologies, Inc.	1,389	509,430
Ryder System, Inc.	8,828	425,245
Schneider National, Inc., Class B	27,950	543,348
Sensata Technologies Holding PLC(b)	10,484	477,861
Snap-on, Inc.	3,023	449,460
Southwest Airlines Co.	9,858	515,771
Spirit AeroSystems Holdings, Inc., Class A	6,149	495,609
Stanley Black & Decker, Inc.	3,470	461,024
Stericycle, Inc.(b)	10,807	485,126
Teledyne Technologies, Inc.(b)	1,913	590,333
Textron, Inc.	9,679	435,555
Timken Co. (The)	19,205	771,657
Toro Co. (The)	7,368	530,570
TransDigm Group, Inc.(b)	1,034	556,623
	Shares	Value
Industrials-(continued)
TransUnion	3,515	$ 294,030
Trinity Industries, Inc.	25,104	438,567
Uber Technologies, Inc.(b)(c)	9,191	299,351
Union Pacific Corp.	3,034	491,387
United Airlines Holdings, Inc.(b)	5,827	491,274
United Parcel Service, Inc., Class B	4,912	582,858
United Rentals, Inc.(b)	3,884	437,183
United Technologies Corp.	3,906	508,717
Univar Solutions Inc.(b)(c)	44,732	865,564
Valmont Industries, Inc.	7,778	1,053,919
Verisk Analytics, Inc.	3,492	564,098
W.W. Grainger, Inc.	1,835	502,148
WABCO Holdings, Inc.(b)	3,057	408,140
Wabtec Corp.	7,025	486,200
Waste Management, Inc.	4,375	522,156
Watsco, Inc.	5,945	972,305
WESCO International, Inc.(b)	10,078	454,316
Woodward, Inc.	4,436	478,423
XPO Logistics, Inc.(b)	8,808	624,135
Xylem, Inc.	6,102	467,474
		71,073,561
Information Technology-12.68%
2U, Inc.(b)	10,567	188,938
Accenture PLC, Class A	2,742	543,382
Adobe, Inc.(b)	1,564	444,974
Advanced Micro Devices, Inc.(b)	15,701	493,796
Akamai Technologies, Inc.(b)	5,909	526,669
Alliance Data Systems Corp.	1,837	225,859
Alteryx, Inc., Class A(b)	4,281	609,828
Amdocs Ltd.	7,548	488,658
Amphenol Corp., Class A	4,910	429,821
Analog Devices, Inc.	4,194	460,627
Anaplan, Inc.(b)	9,168	498,097
ANSYS, Inc.(b)	2,325	480,252
Apple, Inc.	2,361	492,835
Applied Materials, Inc.	10,895	523,178
Arista Networks, Inc.(b)	1,892	428,765
Arrow Electronics, Inc.(b)	6,733	465,924
Aspen Technology, Inc.(b)	3,778	503,230
Atlassian Corp. PLC, Class A(b)	3,486	468,902
Autodesk, Inc.(b)	2,795	399,182
Automatic Data Processing, Inc.	2,998	509,180
Avalara, Inc.(b)	6,309	532,101
Avnet, Inc.	10,753	450,443
Black Knight, Inc.(b)	7,671	477,520
Booz Allen Hamilton Holding Corp.	7,720	582,937
Broadcom, Inc.	1,687	476,814
Broadridge Financial Solutions, Inc.	1,955	253,055
CACI International, Inc., Class A(b)	2,245	499,041
Cadence Design Systems Inc.(b)	6,493	444,641
CDK Global, Inc.	9,505	410,236
CDW Corp.	4,363	503,927
Ceridian HCM Holding, Inc.(b)	8,921	515,366
Ciena Corp.(b)	10,620	434,677
Cisco Systems, Inc.	8,213	384,451
Citrix Systems, Inc.	4,737	440,446
Cognex Corp.	10,014	451,431
Cognizant Technology Solutions Corp., Class A	7,337	450,418

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco Russell 1000 Equal Weight ETF (EQAL)—(continued)
August 31, 2019
	Shares	Value
Information Technology-(continued)
Coherent, Inc.	3,635	$ 526,930
CommScope Holding Co., Inc.(b)	29,424	316,014
CoreLogic, Inc.(b)	5,798	280,623
Corning, Inc.	14,214	395,860
Coupa Software, Inc.(b)	3,705	514,736
Cree, Inc.(b)	8,138	349,364
Cypress Semiconductor Corp.	21,113	485,810
Dell Technologies, Inc., Class C(b)	8,652	445,838
DocuSign Inc(b)	8,580	400,600
Dolby Laboratories, Inc., Class A	7,225	444,771
Dropbox, Inc., Class A(b)	19,200	343,680
DXC Technology Co.	8,652	287,419
EchoStar Corp., Class A(b)	11,046	466,694
Elastic N.V.(b)	6,049	531,647
Entegris, Inc.	12,228	523,725
EPAM Systems, Inc.(b)	2,708	518,122
Euronet Worldwide, Inc.(b)	1,564	239,511
F5 Networks, Inc.(b)	3,308	425,839
Fair Isaac Corp.(b)	839	295,932
Fidelity National Information Services, Inc.	3,949	537,933
FireEye, Inc.(b)	31,681	425,476
First Solar, Inc.(b)	21,754	1,350,271
Fiserv, Inc.(b)	5,601	598,971
FleetCor Technologies, Inc.(b)	925	276,020
FLIR Systems, Inc.	9,411	463,680
Fortinet, Inc.(b)	6,118	484,423
Gartner, Inc.(b)	2,939	392,856
Genpact Ltd.	13,313	545,300
Global Payments, Inc.	1,579	262,082
GoDaddy, Inc., Class A(b)	6,485	410,760
Guidewire Software, Inc.(b)	4,700	452,046
Hewlett Packard Enterprise Co.	31,385	433,741
HP, Inc.	22,568	412,769
HubSpot, Inc.(b)	2,549	508,984
Intel Corp.	9,976	472,962
International Business Machines Corp.	3,391	459,582
Intuit, Inc.	1,765	508,955
IPG Photonics Corp.(b)	3,255	402,741
Jabil, Inc.	15,380	443,098
Jack Henry & Associates, Inc.	1,832	265,567
Juniper Networks, Inc.	17,475	404,721
Keysight Technologies, Inc.(b)	5,745	556,461
KLA Corp.	4,138	612,010
Lam Research Corp.	2,559	538,695
Leidos Holdings, Inc.	5,928	517,870
Littelfuse, Inc.	2,824	440,742
LogMeIn, Inc.	6,487	433,591
Manhattan Associates, Inc.(b)	6,760	558,579
Marvell Technology Group Ltd.	19,537	468,302
Mastercard, Inc., Class A	962	270,678
Maxim Integrated Products, Inc.	8,073	440,301
Microchip Technology, Inc.	5,500	474,815
Micron Technology, Inc.(b)	13,786	624,092
Microsoft Corp.	3,446	475,066
MKS Instruments, Inc.	6,181	483,910
MongoDB, Inc.(b)(c)	2,710	412,760
Monolithic Power Systems, Inc.	3,612	543,823
Motorola Solutions, Inc.	2,832	512,337
National Instruments Corp.	12,592	528,864
NCR Corp.(b)	15,026	473,469
	Shares	Value
Information Technology-(continued)
NetApp, Inc.	7,512	$ 361,027
New Relic, Inc.(b)	4,825	276,666
Nuance Communications, Inc.(b)	28,240	474,714
Nutanix, Inc., Class A(b)	17,449	422,789
NVIDIA Corp.	3,055	511,743
Okta, Inc.(b)	3,543	448,190
ON Semiconductor Corp.(b)	23,539	418,994
Oracle Corp.	8,270	430,536
Pagerduty, Inc.(b)(c)	8,753	343,730
Palo Alto Networks, Inc.(b)	2,278	463,846
Paychex, Inc.	5,817	475,249
Paycom Software, Inc.(b)	2,052	513,246
Paylocity Holding Corp.(b)	5,122	559,425
PayPal Holdings, Inc.(b)	2,157	235,221
Pegasystems, Inc.	6,407	449,451
Pluralsight, Inc., Class A(b)(c)	14,392	231,711
Proofpoint, Inc.(b)	4,081	463,642
PTC, Inc.(b)	5,261	344,438
Pure Storage, Inc., Class A(b)	28,360	461,701
Qorvo, Inc.(b)	7,260	518,582
QUALCOMM, Inc.	6,472	503,327
RealPage, Inc.(b)	7,901	503,057
RingCentral, Inc., Class A(b)	3,946	556,899
Sabre Corp.	20,468	483,864
salesforce.com, inc.(b)	6,014	938,605
ServiceNow, Inc.(b)	1,636	428,370
Skyworks Solutions, Inc.	6,207	467,201
Smartsheet Inc., Class A(b)	9,661	469,525
SolarWinds Corp.(b)(c)	24,948	424,615
Splunk, Inc.(b)	3,783	423,015
Square, Inc., Class A(b)	3,412	210,998
SS&C Technologies Holdings, Inc.	8,029	374,232
Switch, Inc., Class A	35,343	579,625
Symantec Corp.	22,897	532,355
SYNNEX Corp.	4,939	413,938
Synopsys, Inc.(b)	3,635	515,479
Teradata Corp.(b)	13,567	418,813
Teradyne, Inc.	10,199	540,241
Texas Instruments, Inc.	4,181	517,399
Total System Services, Inc.	1,959	262,937
Trade Desk, Inc. (The), Class A(b)	1,606	394,707
Trimble, Inc.(b)	11,620	435,982
Twilio, Inc., Class A(b)	3,210	418,809
Tyler Technologies, Inc.(b)	2,120	543,865
Ubiquiti, Inc.	3,477	384,243
Universal Display Corp.	2,534	520,661
VeriSign, Inc.(b)	2,245	457,643
Versum Materials, Inc.	18,616	968,032
ViaSat, Inc.(b)	5,359	425,129
Visa, Inc., Class A	1,464	264,720
VMware, Inc., Class A	2,660	376,230
Western Digital Corp.	11,876	680,139
Western Union Co. (The)	12,766	282,384
WEX, Inc.(b)	1,247	255,074
Workday, Inc., Class A(b)	2,155	382,038
Xerox Holdings Corp.	14,335	415,572
Xilinx, Inc.	4,103	426,958
Zebra Technologies Corp., Class A(b)	2,525	517,701

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco Russell 1000 Equal Weight ETF (EQAL)—(continued)
August 31, 2019
	Shares	Value
Information Technology-(continued)
Zendesk, Inc.(b)	5,087	$ 407,977
Zscaler, Inc.(b)	5,946	408,728
		71,098,007
Materials-9.28%
Air Products and Chemicals, Inc.	4,341	980,719
Albemarle Corp.(c)	13,853	855,146
Alcoa Corp.(b)	42,764	766,759
AptarGroup, Inc.	8,046	983,382
Ardagh Group S.A.	59,276	991,688
Ashland Global Holdings, Inc.	12,313	901,804
Avery Dennison Corp.	4,501	520,181
Axalta Coating Systems Ltd.(b)	32,314	933,228
Ball Corp.	14,322	1,151,632
Berry Global Group, Inc.(b)	18,901	739,785
Cabot Corp.	20,750	830,000
Celanese Corp.	9,159	1,038,356
CF Industries Holdings, Inc.	20,543	989,967
Chemours Co. (The)	39,533	560,183
Corteva, Inc.	50,414	1,478,139
Crown Holdings, Inc.(b)	16,150	1,063,316
Domtar Corp.	21,938	722,857
Dow, Inc.	19,673	838,660
DuPont de Nemours, Inc.	12,838	872,085
Eagle Materials, Inc.	10,891	916,913
Eastman Chemical Co.	12,720	831,506
Ecolab, Inc.	5,021	1,035,883
Element Solutions, Inc.(b)	94,283	879,660
FMC Corp.	11,731	1,012,737
Freeport-McMoRan, Inc.	84,590	777,382
Graphic Packaging Holding Co.	69,554	960,541
Huntsman Corp.	49,877	993,550
International Flavors & Fragrances, Inc.(c)	6,387	700,973
International Paper Co.	22,094	863,875
Linde PLC (United Kingdom)	4,775	902,045
LyondellBasell Industries N.V., Class A	11,117	860,234
Martin Marietta Materials, Inc.	4,305	1,092,480
Mosaic Co. (The)	40,737	749,154
NewMarket Corp.	2,445	1,160,764
Newmont Goldcorp Corp.	25,615	1,021,782
Nucor Corp.	17,889	876,203
Olin Corp.	45,883	779,093
Owens-Illinois, Inc.	55,805	567,537
Packaging Corp. of America	10,176	1,023,502
PPG Industries, Inc.	8,356	925,761
Reliance Steel & Aluminum Co.	10,648	1,035,305
Royal Gold, Inc.	9,648	1,286,850
RPM International, Inc.	15,658	1,059,577
Scotts Miracle-Gro Co. (The)	9,803	1,042,255
Sealed Air Corp.	22,043	877,752
Sherwin-Williams Co. (The)	2,043	1,076,150
Silgan Holdings, Inc.	32,336	962,319
Sonoco Products Co.	14,668	839,010
Southern Copper Corp. (Peru)	24,682	779,951
Steel Dynamics, Inc.	33,103	893,781
United States Steel Corp.(c)	66,160	732,391
Valvoline, Inc.	71,566	1,617,392
Vulcan Materials Co.	7,208	1,018,130
W.R. Grace & Co.	13,030	882,261
	Shares	Value
Materials-(continued)
Westlake Chemical Corp.	14,964	$ 876,741
Westrock Co.	26,373	901,429
		52,030,756
Real Estate-3.70%
Alexandria Real Estate Equities, Inc.	1,694	253,829
American Campus Communities, Inc.	5,364	249,319
American Homes 4 Rent, Class A	10,017	256,235
American Tower Corp.	1,174	270,243
Americold Realty Trust	7,440	270,965
Apartment Investment & Management Co., Class A	4,913	250,563
Apple Hospitality REIT, Inc.	15,861	252,666
AvalonBay Communities, Inc.	1,206	256,347
Boston Properties, Inc.	1,830	235,009
Brandywine Realty Trust	16,520	237,062
Brixmor Property Group, Inc.	13,659	251,735
Brookfield Property REIT, Inc., Class A(c)	12,948	243,681
Camden Property Trust	2,359	255,362
CBRE Group, Inc., Class A(b)	5,023	262,552
Colony Capital, Inc.	48,274	217,233
Columbia Property Trust, Inc.	11,316	242,049
CoreSite Realty Corp.	2,139	248,509
Corporate Office Properties Trust	8,765	253,221
Cousins Properties Inc.	6,519	226,209
Crown Castle International Corp.	1,862	270,307
CubeSmart	7,366	264,366
CyrusOne, Inc.	4,179	306,989
Digital Realty Trust, Inc.	2,034	251,463
Douglas Emmett, Inc.	6,046	255,141
Duke Realty Corp.	7,834	260,637
Empire State Realty Trust, Inc., Class A	16,111	226,521
EPR Properties	3,225	252,356
Equinix, Inc.	508	282,590
Equity Commonwealth	7,466	251,306
Equity LifeStyle Properties, Inc.	2,068	278,601
Equity Residential	3,221	273,012
Essex Property Trust, Inc.	838	269,216
Extra Space Storage, Inc.	2,331	284,195
Federal Realty Investment Trust	1,889	244,078
Gaming and Leisure Properties, Inc.	6,235	243,913
HCP, Inc.	7,632	264,907
Healthcare Trust of America, Inc., Class A	8,710	247,016
Highwoods Properties, Inc.	5,750	248,457
Hospitality Properties Trust	10,056	242,752
Host Hotels & Resorts, Inc.	13,615	218,385
Howard Hughes Corp. (The)(b)	2,479	313,023
Hudson Pacific Properties, Inc.	7,341	249,594
Invitation Homes, Inc.	9,191	264,333
Iron Mountain, Inc.	7,801	248,462
JBG SMITH Properties	6,142	234,993
Jones Lang LaSalle, Inc.	1,805	241,960
Kilroy Realty Corp.	3,240	252,266
Kimco Realty Corp.	13,273	243,958
Lamar Advertising Co., Class A	3,024	231,790
Liberty Property Trust	4,963	258,672
Life Storage, Inc.	2,591	274,542
Macerich Co. (The)(c)	7,447	212,463
Medical Properties Trust, Inc.	13,778	256,133
Mid-America Apartment Communities, Inc.	2,121	268,688

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco Russell 1000 Equal Weight ETF (EQAL)—(continued)
August 31, 2019
	Shares	Value
Real Estate-(continued)
National Retail Properties, Inc.	4,603	$ 258,458
Omega Healthcare Investors, Inc.	6,654	270,685
Outfront Media, Inc.	9,599	263,781
Paramount Group, Inc.	17,042	224,614
Park Hotels & Resorts, Inc.	8,950	210,772
Prologis, Inc.	3,097	258,971
Public Storage	1,052	278,506
Rayonier, Inc.	8,144	218,259
Realty Income Corp.	3,465	255,752
Regency Centers Corp.	3,632	234,300
Retail Properties of America, Class A	20,627	234,323
SBA Communications Corp.	1,089	285,786
Simon Property Group, Inc.	1,540	229,368
SITE Centers Corp.	18,467	255,953
SL Green Realty Corp.	2,950	236,649
Spirit Realty Capital, Inc.	5,625	269,662
STORE Capital Corp. REIT	7,161	270,399
Sun Communities, Inc.	1,971	291,314
Taubman Centers, Inc.	5,947	232,230
UDR, Inc.	5,453	262,726
Ventas, Inc.	3,555	260,901
VEREIT, Inc.	26,345	256,864
VICI Properties, Inc.	11,035	244,536
Vornado Realty Trust	3,761	227,428
Weingarten Realty Investors	8,829	233,880
Welltower, Inc.	3,004	269,038
Weyerhaeuser Co.	9,560	251,524
WP Carey, Inc.	2,969	266,616
		20,773,169
Utilities-9.65%
AES Corp. (The)	84,594	1,296,826
Alliant Energy Corp.	28,615	1,500,857
Ameren Corp.	18,141	1,399,578
American Electric Power Co., Inc.	15,744	1,435,066
American Water Works Co., Inc.	12,095	1,539,935
Aqua America Inc.	34,285	1,518,483
Atmos Energy Corp.	13,503	1,488,436
Avangrid, Inc.	27,719	1,400,918
CenterPoint Energy, Inc.	47,679	1,320,232
CMS Energy Corp.	24,204	1,526,062
Consolidated Edison, Inc.	16,096	1,430,934
Dominion Energy, Inc.	18,488	1,435,223
DTE Energy Co.	10,898	1,413,035
Duke Energy Corp.	16,154	1,498,122
Edison International	22,359	1,615,885
Entergy Corp.	13,572	1,531,465
	Shares	Value
Utilities-(continued)
Evergy, Inc.	23,330	$ 1,516,450
Eversource Energy	18,102	1,450,513
Exelon Corp.	28,526	1,348,139
FirstEnergy Corp.	32,754	1,506,684
Hawaiian Electric Industries, Inc.	32,089	1,424,752
IDACORP, Inc.	13,668	1,500,883
MDU Resources Group, Inc.	54,597	1,468,113
National Fuel Gas Co.	25,879	1,209,584
NextEra Energy, Inc.	6,810	1,491,935
NiSource, Inc.	48,666	1,438,080
NRG Energy, Inc.	40,908	1,489,051
OGE Energy Corp.	32,938	1,412,052
PG&E Corp.(b)	59,486	621,629
Pinnacle West Capital Corp.	14,524	1,384,282
PPL Corp.	45,391	1,341,304
Public Service Enterprise Group, Inc.	23,423	1,416,389
Sempra Energy	9,999	1,416,158
Southern Co. (The)	25,525	1,487,087
UGI Corp.	26,989	1,313,555
Vistra Energy Corp.	59,224	1,477,639
WEC Energy Group, Inc.	16,772	1,606,254
Xcel Energy, Inc.	22,883	1,469,546
		54,141,136
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.85% (Cost $571,201,342)		560,103,071
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.38%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(e)(f)	9,793,835	9,793,835
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(e)(f)	3,515,849	3,517,256
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $13,311,091)		13,311,091
TOTAL INVESTMENTS IN SECURITIES-102.23% (Cost $584,512,433)		573,414,162
OTHER ASSETS LESS LIABILITIES-(2.23)%		(12,481,945)
NET ASSETS-100.00%		$560,932,217

Investment Abbreviations:
REIT	-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco Russell 1000 Equal Weight ETF (EQAL)—(continued)
August 31, 2019
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended August 31, 2019.

	Value August 31, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2019	Dividend Income
Invesco Ltd.	$176,581	$208,406	$(109,603)	$(58,158)	$(25,011)	$192,215	$13,876

(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.83%
Communication Services-5.94%
Activision Blizzard, Inc.	5,863	$ 296,668
AMC Networks, Inc., Class A(b)	4,785	232,073
AT&T, Inc.	8,240	290,542
Cable One, Inc.	227	294,560
CBS Corp., Class B	5,481	230,531
Cinemark Holdings, Inc.	6,871	262,197
Comcast Corp., Class A	6,324	279,900
IAC/InterActiveCorp.(b)	1,148	292,327
Interpublic Group of Cos., Inc. (The)	12,034	239,236
John Wiley & Sons, Inc., Class A	6,038	268,691
Madison Square Garden Co. (The), Class A(b)	854	215,490
Match Group, Inc.	3,663	310,622
Omnicom Group, Inc.	3,384	257,387
Sirius XM Holdings, Inc.(c)	50,217	309,839
Take-Two Interactive Software, Inc.(b)	2,340	308,810
Telephone & Data Systems, Inc.	8,721	219,769
T-Mobile US, Inc.(b)	3,423	267,165
Tribune Media Co., Class A	5,659	263,596
TripAdvisor, Inc.(b)	5,796	220,190
Twitter, Inc.(b)	7,188	306,568
United States Cellular Corp.(b)	5,796	208,598
Verizon Communications, Inc.	4,580	266,373
Viacom, Inc., Class B	9,092	227,118
Walt Disney Co. (The)	1,931	265,049
Zayo Group Holdings, Inc.(b)	7,971	268,304
		6,601,603
Consumer Discretionary-11.98%
AutoNation, Inc.(b)	6,265	297,337
AutoZone, Inc.(b)	245	269,914
Booking Holdings, Inc.(b)	150	294,961
Bright Horizons Family Solutions, Inc.(b)	1,887	311,449
Burlington Stores, Inc.(b)	1,639	331,881
CarMax, Inc.(b)	3,311	275,740
Choice Hotels International, Inc.	3,144	286,041
Columbia Sportswear Co.	2,714	254,546
D.R. Horton, Inc.	5,852	289,498
Darden Restaurants, Inc.	2,245	271,600
Dicks Sporting Goods, Inc.	7,217	245,667
Dollar General Corp.	2,034	317,487
Domino’s Pizza, Inc.	928	210,508
Dunkin’ Brands Group, Inc.	3,425	282,357
Ford Motor Co.	26,697	244,811
Gap, Inc. (The)	14,160	223,586
General Motors Co.	7,392	274,169
Gentex Corp.	11,145	296,457
Genuine Parts Co.	2,580	232,948
Graham Holdings Co., Class B	380	267,543
Grand Canyon Education, Inc.(b)	2,026	254,466
GrubHub, Inc.(b)(c)	4,293	254,747
H&R Block, Inc.	9,480	229,606
Hilton Worldwide Holdings, Inc.	2,941	271,660
Hyatt Hotels Corp., Class A	3,585	258,658
Kohl’s Corp.	5,336	252,179
L Brands, Inc.	11,177	184,532
Macy’s, Inc.	12,396	182,965
Marriott International, Inc., Class A	2,075	261,575
	Shares	Value
Consumer Discretionary-(continued)
McDonald’s Corp.	1,307	$ 284,887
NIKE, Inc., Class B	3,157	266,767
Nordstrom, Inc.(c)	8,168	236,627
NVR, Inc.(b)	80	287,920
O’Reilly Automotive, Inc.(b)	690	264,794
Pool Corp.	1,422	279,252
PulteGroup, Inc.	8,141	275,166
Ross Stores, Inc.	2,784	295,132
Service Corp. International	5,808	268,910
Starbucks Corp.	3,314	320,000
Tapestry, Inc.	8,654	178,705
Target Corp.	3,050	326,472
TJX Cos., Inc. (The)	5,178	284,635
Toll Brothers, Inc.	7,152	258,831
Tractor Supply Co.	2,496	254,292
Under Armour, Inc., Class A(b)	10,137	188,650
Urban Outfitters, Inc.(b)	10,992	257,323
Vail Resorts, Inc.	1,195	282,355
Wendy’s Co. (The)	13,441	295,702
Williams-Sonoma, Inc.	4,495	295,771
Yum! Brands, Inc.	2,436	284,476
		13,315,555
Consumer Staples-9.00%
Altria Group, Inc.	5,257	229,941
Archer-Daniels-Midland Co.	6,650	253,032
Brown-Forman Corp., Class A	1,106	63,672
Brown-Forman Corp., Class B	3,748	221,095
Bunge Ltd.	4,791	255,887
Campbell Soup Co.	6,225	280,125
Casey’s General Stores, Inc.	2,017	338,553
Church & Dwight Co., Inc.	3,386	270,135
Clorox Co. (The)	1,681	265,867
Coca-Cola Co. (The)	5,139	282,851
Colgate-Palmolive Co.	3,631	269,239
Costco Wholesale Corp.	1,067	314,509
Energizer Holdings, Inc.(c)	6,065	233,503
Estee Lauder Cos., Inc. (The), Class A	1,560	308,864
Flowers Foods, Inc.	11,509	262,405
General Mills, Inc.	5,091	273,896
Herbalife Nutrition Ltd.(b)	6,077	209,231
Hershey Co. (The)	1,950	309,036
Hormel Foods Corp.	6,303	268,571
Ingredion, Inc.	3,242	250,509
JM Smucker Co. (The)	2,085	219,259
Kellogg Co.	4,744	297,923
Kimberly-Clark Corp.	1,957	276,152
Kroger Co. (The)	11,169	264,482
Lamb Weston Holdings, Inc.	4,188	294,793
McCormick & Co., Inc.	1,668	271,667
Mondelez International, Inc., Class A	4,929	272,179
Nu Skin Enterprises, Inc., Class A	5,338	216,830
PepsiCo, Inc.	1,984	271,272
Post Holdings, Inc.(b)	2,449	244,141
Procter & Gamble Co. (The)	2,446	294,083
Seaboard Corp.	66	272,592
Sprouts Farmers Market, Inc.(b)	12,909	231,717
Sysco Corp.	3,685	273,906

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)—(continued)
August 31, 2019
	Shares	Value
Consumer Staples-(continued)
Tyson Foods, Inc., Class A	3,242	$ 301,636
US Foods Holding Corp.(b)	7,161	289,662
Walgreens Boots Alliance, Inc.	5,209	266,649
Walmart, Inc.	2,503	285,993
		10,005,857
Energy-1.69%
Antero Resources Corp.(b)(c)	39,558	125,399
Cabot Oil & Gas Corp.	10,328	176,815
Cheniere Energy, Inc.(b)	3,973	237,228
Chevron Corp.	2,220	261,339
ConocoPhillips	4,576	238,776
Kinder Morgan, Inc.	12,756	258,564
Parsley Energy, Inc., Class A(b)	15,153	271,390
Phillips 66	3,116	307,331
		1,876,842
Financials-15.03%
Aflac, Inc.	4,858	243,775
Alleghany Corp.(b)	380	284,738
Allstate Corp. (The)	2,630	269,286
American Express Co.	2,245	270,231
American Financial Group, Inc.	2,567	259,190
American National Insurance Co.	2,268	258,711
Aon PLC	1,391	271,036
Arch Capital Group Ltd.(b)	7,375	291,313
Arthur J. Gallagher & Co.	2,978	270,134
Assurant, Inc.	2,513	309,099
Assured Guaranty Ltd.	6,124	260,576
Athene Holding Ltd., Class A(b)	6,145	238,795
Axis Capital Holdings Ltd.	4,321	265,266
Bank of Hawaii Corp.	3,384	279,789
Bank of New York Mellon Corp. (The)	5,989	251,897
Berkshire Hathaway, Inc., Class B(b)	1,286	261,585
Brown & Brown, Inc.	8,010	295,489
Cboe Global Markets, Inc.	2,355	280,622
Charles Schwab Corp. (The)	5,963	228,204
Chimera Investment Corp.	13,973	266,465
Chubb Ltd.	1,748	273,178
Cincinnati Financial Corp.	2,573	289,437
CME Group, Inc.	1,307	283,998
CNA Financial Corp.	5,682	267,793
Commerce Bancshares, Inc.	4,420	252,249
Credit Acceptance Corp.(b)	547	247,600
Erie Indemnity Co., Class A	1,164	255,277
Everest Re Group, Ltd.	1,034	243,900
FactSet Research Systems, Inc.	922	250,867
Fidelity National Financial, Inc.	6,501	285,654
Franklin Resources, Inc.	7,909	207,849
Globe Life, Inc.	2,958	264,031
Hanover Insurance Group, Inc. (The)	2,094	278,816
Hartford Financial Services Group, Inc. (The)	4,750	276,830
Interactive Brokers Group, Inc., Class A	4,956	233,923
Intercontinental Exchange, Inc.	3,116	291,284
Loews Corp.	4,884	234,774
LPL Financial Holdings, Inc.	3,116	233,544
Markel Corp.(b)	240	274,339
MarketAxess Holdings, Inc.	837	332,808
Marsh & McLennan Cos., Inc.	2,698	269,503
Mercury General Corp.	4,402	235,507
MetLife, Inc.	5,438	240,903
	Shares	Value
Financials-(continued)
MFA Financial, Inc.	36,414	$ 261,088
Morningstar, Inc.	1,807	291,975
Nasdaq, Inc.	2,714	270,966
New Residential Investment Corp.	16,606	233,646
Old Republic International Corp.	11,509	268,850
Progressive Corp. (The)	3,130	237,254
Reinsurance Group of America, Inc.	1,758	270,679
RenaissanceRe Holdings Ltd. (Bermuda)	1,483	267,756
S&P Global, Inc.	1,201	312,488
Santander Consumer USA Holdings, Inc.	11,439	298,672
Starwood Property Trust, Inc.	11,666	273,334
T. Rowe Price Group, Inc.	2,563	283,519
TD Ameritrade Holding Corp.	4,991	221,650
TFS Financial Corp.	14,827	259,621
Travelers Cos., Inc. (The)	1,742	256,004
Umpqua Holdings Corp.	15,926	250,198
Virtu Financial, Inc., Class A(c)	11,642	218,870
W.R. Berkley Corp.	4,121	293,621
White Mountains Insurance Group Ltd.	266	282,146
Willis Towers Watson PLC	1,431	283,295
		16,715,897
Health Care-11.19%
Abbott Laboratories	3,317	283,006
AbbVie, Inc.	3,385	222,530
ABIOMED, Inc.(b)	972	187,664
AmerisourceBergen Corp.	3,244	266,884
Amgen, Inc.	1,499	312,721
Anthem, Inc.	958	250,536
Boston Scientific Corp.(b)	6,528	278,941
Bristol-Myers Squibb Co.	5,596	269,000
Cantel Medical Corp.	3,489	320,744
Centene Corp.(b)	4,849	226,060
Cerner Corp.	3,652	251,659
Chemed Corp.	775	332,808
Cigna Corp.	1,717	264,367
Cooper Cos., Inc. (The)	838	259,571
Danaher Corp.	1,946	276,507
Edwards Lifesciences Corp.(b)	1,496	331,873
Eli Lilly and Co.	2,234	252,375
Henry Schein, Inc.(b)	3,920	241,550
Humana, Inc.	1,048	296,804
ICU Medical, Inc.(b)	1,152	186,336
Illumina, Inc.(b)	823	231,543
Incyte Corp.(b)	3,223	263,706
Insulet Corp.(b)	2,367	364,920
IQVIA Holdings, Inc.(b)	1,912	296,647
Jazz Pharmaceuticals PLC(b)	2,001	256,428
Johnson & Johnson	1,943	249,403
Laboratory Corp. of America Holdings(b)	1,568	262,734
Masimo Corp.(b)	1,971	302,056
McKesson Corp.	2,077	287,187
Medtronic PLC	2,707	292,058
Merck & Co., Inc.	3,193	276,099
Penumbra, Inc.(b)	1,734	252,384
Pfizer, Inc.	6,143	218,384
QIAGEN N.V.(b)	6,734	233,602
Quest Diagnostics, Inc.	2,713	277,730
Regeneron Pharmaceuticals, Inc.(b)	870	252,344
ResMed, Inc.	2,303	320,808

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)—(continued)
August 31, 2019
	Shares	Value
Health Care-(continued)
STERIS PLC	1,910	$ 294,904
Stryker Corp.	1,399	308,703
Teleflex, Inc.	890	323,889
UnitedHealth Group, Inc.	1,076	251,784
Varian Medical Systems, Inc.(b)	2,043	216,415
Vertex Pharmaceuticals, Inc.(b)	1,508	271,470
Waters Corp.(b)	1,284	272,067
WellCare Health Plans, Inc.(b)	919	248,810
Zoetis, Inc.	2,446	309,223
		12,447,234
Industrials-6.61%
AGCO Corp.	3,786	261,688
Alaska Air Group, Inc.	4,239	253,153
AMERCO	671	235,937
C.H. Robinson Worldwide, Inc.	3,224	272,396
Copa Holdings S.A., Class A (Panama)	2,874	296,539
Copart, Inc.(b)	3,576	269,595
Expeditors International of Washington, Inc.	3,602	256,102
Genesee & Wyoming, Inc., Class A(b)	2,716	301,150
Graco, Inc.	5,323	242,569
HEICO Corp.(c)	795	115,013
HEICO Corp., Class A	1,561	172,272
Huntington Ingalls Industries, Inc.	1,230	257,070
IAA, Inc.(b)	4,432	216,503
IHS Markit Ltd.(b)	4,485	294,261
KAR Auction Services, Inc.	4,432	117,714
L3Harris Technologies, Inc.	2,674	565,310
Lennox International, Inc.	955	242,360
Nordson Corp.	2,026	275,455
Northrop Grumman Corp.	827	304,229
Pentair PLC	7,207	258,875
Republic Services, Inc.	3,031	270,517
Rollins, Inc.	6,869	225,372
Roper Technologies, Inc.	740	271,402
Sensata Technologies Holding PLC(b)	5,756	262,358
Toro Co. (The)	3,853	277,455
Verisk Analytics, Inc.	1,839	297,072
Waste Management, Inc.	2,304	274,982
Watsco, Inc.	1,570	256,774
		7,344,123
Information Technology-9.67%
Akamai Technologies, Inc.(b)	3,344	298,051
Amdocs Ltd.	4,290	277,735
Apple, Inc.	1,447	302,047
Automatic Data Processing, Inc.	1,605	272,593
Black Knight, Inc.(b)	4,389	273,215
Booz Allen Hamilton Holding Corp.	4,076	307,779
Broadcom, Inc.	996	281,509
Broadridge Financial Solutions, Inc.	2,044	264,575
CDK Global, Inc.	5,492	237,035
CDW Corp.	2,569	296,720
Cisco Systems, Inc.	4,770	223,284
Citrix Systems, Inc.	2,789	259,321
Corning, Inc.	8,602	239,566
Dolby Laboratories, Inc., Class A	4,169	256,644
Euronet Worldwide, Inc.(b)	1,632	249,924
F5 Networks, Inc.(b)	1,893	243,686
Fidelity National Information Services, Inc.	2,178	296,687
Fiserv, Inc.(b)	2,955	316,008
	Shares	Value
Information Technology-(continued)
FleetCor Technologies, Inc.(b)	1,039	$ 310,038
Global Payments, Inc.	1,688	280,174
GoDaddy, Inc., Class A(b)	3,604	228,277
HP, Inc.	13,348	244,135
Intel Corp.	5,863	277,965
Intuit, Inc.	1,039	299,606
Jabil, Inc.	10,198	293,804
Juniper Networks, Inc.	9,860	228,358
LogMeIn, Inc.	3,617	241,760
Motorola Solutions, Inc.	1,628	294,522
National Instruments Corp.	6,588	276,696
Paychex, Inc.	3,021	246,816
PayPal Holdings, Inc.(b)	2,388	260,411
Sabre Corp.	12,563	296,989
Skyworks Solutions, Inc.	3,893	293,026
Switch, Inc., Class A	21,293	349,205
Total System Services, Inc.	2,073	278,238
Tyler Technologies, Inc.(b)	1,211	310,670
VeriSign, Inc.(b)	1,307	266,432
Visa, Inc., Class A	1,599	289,131
Western Union Co. (The)	13,154	290,966
		10,753,598
Materials-4.78%
Air Products and Chemicals, Inc.	1,201	271,330
Albemarle Corp.(c)	3,874	239,142
AptarGroup, Inc.	2,231	272,673
Ball Corp.	4,054	325,982
CF Industries Holdings, Inc.	6,229	300,176
Ecolab, Inc.	1,353	279,137
International Flavors & Fragrances, Inc.(c)	1,878	206,110
Linde PLC (United Kingdom)	1,356	256,162
Martin Marietta Materials, Inc.	1,158	293,866
NewMarket Corp.	652	309,537
Newmont Goldcorp Corp.	7,672	306,036
PPG Industries, Inc.	2,321	257,144
Royal Gold, Inc.	2,866	382,267
RPM International, Inc.	4,630	313,312
Sonoco Products Co.	4,055	231,946
Southern Copper Corp. (Peru)	7,442	235,167
Valvoline, Inc.	14,049	317,507
Vulcan Materials Co.	1,959	276,709
W.R. Grace & Co.	3,515	238,001
		5,312,204
Real Estate-15.75%
Alexandria Real Estate Equities, Inc.	1,732	259,523
American Campus Communities, Inc.	5,558	258,336
American Homes 4 Rent, Class A	10,486	268,232
American Tower Corp.	1,230	283,134
Apartment Investment & Management Co., Class A	5,105	260,355
Apple Hospitality REIT, Inc.	16,642	265,107
AvalonBay Communities, Inc.	1,275	271,014
Boston Properties, Inc.	1,930	247,851
Brixmor Property Group, Inc.	14,684	270,626
Camden Property Trust	2,479	268,352
Columbia Property Trust, Inc.	11,642	249,022
CoreSite Realty Corp.	2,289	265,936
Crown Castle International Corp.	1,940	281,630
CubeSmart	7,617	273,374

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)—(continued)
August 31, 2019
	Shares	Value
Real Estate-(continued)
CyrusOne, Inc.	4,400	$ 323,224
Digital Realty Trust, Inc.	2,310	285,585
Douglas Emmett, Inc.	6,348	267,886
Duke Realty Corp.	8,351	277,838
Empire State Realty Trust, Inc., Class A	16,658	234,211
EPR Properties	3,250	254,313
Equinix, Inc.	535	297,610
Equity Commonwealth	7,890	265,577
Equity LifeStyle Properties, Inc.	2,152	289,917
Equity Residential	3,383	286,743
Essex Property Trust, Inc.	885	284,315
Extra Space Storage, Inc.	2,379	290,048
Federal Realty Investment Trust	1,970	254,544
Gaming and Leisure Properties, Inc.	6,566	256,862
HCP, Inc.	8,277	287,295
Healthcare Trust of America, Inc., Class A	8,944	253,652
Highwoods Properties, Inc.	5,875	253,859
Howard Hughes Corp. (The)(b)	2,583	326,155
Hudson Pacific Properties, Inc.	7,721	262,514
Invitation Homes, Inc.	11,032	317,280
Iron Mountain, Inc.	8,297	264,259
JBG SMITH Properties	6,542	250,297
Kilroy Realty Corp.	3,471	270,252
Kimco Realty Corp.	14,238	261,694
Lamar Advertising Co., Class A	3,312	253,865
Liberty Property Trust	5,362	279,467
Life Storage, Inc.	2,640	279,734
Macerich Co. (The)	7,001	199,739
Medical Properties Trust, Inc.	14,417	268,012
Mid-America Apartment Communities, Inc.	2,236	283,257
National Retail Properties, Inc.	4,789	268,902
Omega Healthcare Investors, Inc.	7,207	293,181
Paramount Group, Inc.	18,057	237,991
Public Storage	1,084	286,978
Rayonier, Inc.	8,981	240,691
Realty Income Corp.	3,600	265,716
Regency Centers Corp.	3,848	248,234
Retail Properties of America, Class A	21,343	242,456
SBA Communications Corp.	1,200	314,916
Simon Property Group, Inc.	1,607	239,347
SITE Centers Corp.	19,456	269,660
Spirit Realty Capital, Inc.	5,834	279,682
STORE Capital Corp. REIT	7,476	282,294
Sun Communities, Inc.	2,022	298,852
Taubman Centers, Inc.	5,969	233,089
UDR, Inc.	5,691	274,192
Ventas, Inc.	4,094	300,459
Vornado Realty Trust	3,836	231,963
Weingarten Realty Investors	9,094	240,900
Welltower, Inc.	3,183	285,070
WP Carey, Inc.	3,089	277,392
		17,514,461
Utilities-8.19%
AES Corp. (The)	15,834	242,735
Alliant Energy Corp.	5,324	279,244
Ameren Corp.	3,430	264,624
American Electric Power Co., Inc.	2,968	270,533
American Water Works Co., Inc.	2,245	285,833
Aqua America Inc.	6,424	284,519
	Shares	Value
Utilities-(continued)
Atmos Energy Corp.	2,513	$ 277,008
Avangrid, Inc.	5,056	255,530
CenterPoint Energy, Inc.	8,991	248,961
CMS Energy Corp.	4,506	284,103
Consolidated Edison, Inc.	2,919	259,499
Dominion Energy, Inc.	3,366	261,303
DTE Energy Co.	2,023	262,302
Duke Energy Corp.	2,990	277,293
Entergy Corp.	2,603	293,722
Evergy, Inc.	4,354	283,010
Eversource Energy	3,421	274,125
Exelon Corp.	5,254	248,304
FirstEnergy Corp.	6,064	278,944
Hawaiian Electric Industries, Inc.	6,062	269,153
MDU Resources Group, Inc.	10,219	274,789
National Fuel Gas Co.	4,744	221,735
NextEra Energy, Inc.	1,276	279,546
NRG Energy, Inc.	7,426	270,306
OGE Energy Corp.	5,998	257,134
Pinnacle West Capital Corp.	2,668	254,287
PPL Corp.	8,381	247,659
Public Service Enterprise Group, Inc.	4,322	261,351
Sempra Energy	1,949	276,037
Southern Co. (The)	4,764	277,551
UGI Corp.	4,913	239,116
Vistra Energy Corp.	10,611	264,744
WEC Energy Group, Inc.	3,143	301,005
Xcel Energy, Inc.	4,398	282,440
		9,108,445
Total Common Stocks & Other Equity Interests (Cost $103,074,712)		110,995,819
Money Market Funds-0.05%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $58,684)	58,684	58,684
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.88% (Cost $103,133,396)		111,054,503
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.61%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	1,337,605	1,337,605
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	445,690	445,868
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,783,473)		1,783,473
TOTAL INVESTMENTS IN SECURITIES-101.49% (Cost $104,916,869)		112,837,976
OTHER ASSETS LESS LIABILITIES-(1.49)%		(1,652,504)
NET ASSETS-100.00%		$ 111,185,472

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)—(continued)
August 31, 2019
Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco S&P 500 Enhanced Value ETF (SPVU)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.68%
Communication Services-7.28%
AT&T, Inc.	93,999	$ 3,314,406
CBS Corp., Class B	7,564	318,142
CenturyLink, Inc.(b)	21,424	243,805
DISH Network Corp., Class A(c)	4,109	137,898
News Corp., Class A	8,188	112,585
Viacom, Inc., Class B	10,227	255,470
		4,382,306
Consumer Discretionary-12.40%
Best Buy Co., Inc.	5,817	370,252
BorgWarner, Inc.	4,964	161,975
Capri Holdings Ltd.(c)	3,494	92,172
D.R. Horton, Inc.	7,272	359,746
Ford Motor Co.	145,764	1,336,656
Gap, Inc. (The)	7,785	122,925
General Motors Co.	54,260	2,012,503
Kohl’s Corp.	5,733	270,942
L Brands, Inc.	5,253	86,727
Lennar Corp., Class A	8,316	424,116
LKQ Corp.(c)	6,419	168,627
Macy’s, Inc.	13,516	199,496
Mohawk Industries, Inc.(c)	1,259	149,683
Nordstrom, Inc.(b)	3,250	94,153
PulteGroup, Inc.	6,274	212,061
PVH Corp.	2,341	177,448
Target Corp.	9,682	1,036,361
Whirlpool Corp.	1,311	182,347
		7,458,190
Consumer Staples-6.00%
Archer-Daniels-Midland Co.	19,352	736,344
Kroger Co. (The)	28,296	670,049
Molson Coors Brewing Co., Class B	5,172	265,634
Tyson Foods, Inc., Class A	5,910	549,866
Walgreens Boots Alliance, Inc.	27,130	1,388,785
		3,610,678
Energy-9.83%
Baker Hughes, a GE Co., Class A	15,862	344,047
Cimarex Energy Co.	2,331	99,720
Devon Energy Corp.	11,629	255,722
Halliburton Co.	20,458	385,429
HollyFrontier Corp.	6,452	286,211
Marathon Oil Corp.	20,304	240,399
Marathon Petroleum Corp.	28,404	1,397,761
National Oilwell Varco, Inc.	8,256	168,670
Phillips 66	16,875	1,664,381
Valero Energy Corp.	14,206	1,069,427
		5,911,767
Financials-39.00%
Aflac, Inc.	11,668	585,500
Allstate Corp. (The)	6,192	633,999
Assurant, Inc.	1,221	150,183
Bank of America Corp.	100,698	2,770,202
Bank of New York Mellon Corp. (The)	16,423	690,751
Capital One Financial Corp.	13,432	1,163,480
Citigroup, Inc.	42,128	2,710,937
	Shares	Value
Financials-(continued)
Citizens Financial Group, Inc.	11,400	$ 384,636
Fifth Third Bancorp	16,993	449,465
Goldman Sachs Group, Inc. (The)	8,938	1,822,548
Hartford Financial Services Group, Inc. (The)	7,376	429,873
Invesco Ltd.(d)	9,052	142,116
Jefferies Financial Group, Inc.	8,230	153,407
KeyCorp	19,487	323,484
Lincoln National Corp.	6,248	330,394
Loews Corp.	5,521	265,394
MetLife, Inc.	29,865	1,323,020
Morgan Stanley	30,246	1,254,907
People’s United Financial, Inc.	7,581	108,939
PNC Financial Services Group, Inc. (The)	7,170	924,428
Principal Financial Group, Inc.	5,957	317,032
Prudential Financial, Inc.	12,278	983,345
Regions Financial Corp.	22,594	330,324
State Street Corp.	8,879	455,581
SunTrust Banks, Inc.	7,768	477,810
Synchrony Financial	14,182	454,533
Travelers Cos., Inc. (The)	4,133	607,386
Unum Group	6,249	158,787
Wells Fargo & Co.	62,660	2,918,076
Zions Bancorp. N.A.	3,454	141,925
		23,462,462
Health Care-9.22%
AmerisourceBergen Corp.	3,602	296,337
Cardinal Health, Inc.	6,537	281,941
Centene Corp.(c)	11,407	531,794
Cigna Corp.	9,862	1,518,452
CVS Health Corp.	35,182	2,143,287
McKesson Corp.	3,715	513,673
Mylan N.V.(c)	13,304	259,029
		5,544,513
Industrials-6.00%
Alaska Air Group, Inc.	2,170	129,593
American Airlines Group, Inc.	10,201	268,388
Delta Air Lines, Inc.	13,755	795,864
FedEx Corp.	5,758	913,276
PACCAR, Inc.	6,807	446,267
Quanta Services, Inc.	3,910	132,549
Textron, Inc.	5,299	238,455
United Airlines Holdings, Inc.(c)	5,978	504,005
United Rentals, Inc.(c)	1,601	180,209
		3,608,606
Information Technology-5.90%
Alliance Data Systems Corp.	1,030	126,639
DXC Technology Co.	8,395	278,882
Hewlett Packard Enterprise Co.	31,053	429,152
HP, Inc.	36,714	671,499
Micron Technology, Inc.(c)	34,359	1,555,432
Western Digital Corp.	6,615	378,841
Xerox Holdings Corp.	3,861	111,930
		3,552,375
Materials-4.05%
Eastman Chemical Co.	3,153	206,112

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco S&P 500 Enhanced Value ETF (SPVU)—(continued)
August 31, 2019
	Shares	Value
Materials-(continued)
Freeport-McMoRan, Inc.	39,987	$ 367,480
International Paper Co.	9,013	352,408
LyondellBasell Industries N.V., Class A	7,087	548,392
Mosaic Co. (The)	9,758	179,450
Nucor Corp.	9,568	468,641
Westrock Co.	9,138	312,337
		2,434,820
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.68% (Cost $62,445,575)		59,965,717
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.52%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(e)(f)	235,178	235,178
	Shares	Value
Money Market Funds-(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(e)(f)	78,361	$ 78,393
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $313,571)		313,571
TOTAL INVESTMENTS IN SECURITIES-100.20% (Cost $62,759,146)		60,279,288
OTHER ASSETS LESS LIABILITIES-(0.20)%		(119,671)
NET ASSETS-100.00%		$60,159,617

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	Non-income producing security.
(d)	The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended August 31, 2019.

	Value August 31, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2019	Dividend Income
Invesco Ltd.	$71,770	$254,785	$(133,484)	$(26,968)	$(23,987)	$142,116	$8,419

(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Communication Services-4.72%
AT&T, Inc.	44,674	$ 1,575,205
Comcast Corp., Class A	34,016	1,505,548
Omnicom Group, Inc.	20,224	1,538,238
Verizon Communications, Inc.	30,872	1,795,516
Walt Disney Co. (The)	10,624	1,458,250
		7,872,757
Consumer Discretionary-9.11%
AutoZone, Inc.(b)	1,323	1,457,536
Darden Restaurants, Inc.	11,838	1,432,161
Expedia Group, Inc.	11,579	1,506,428
Genuine Parts Co.	19,767	1,784,762
Home Depot, Inc. (The)	7,715	1,758,326
McDonald’s Corp.	9,323	2,032,134
Starbucks Corp.	15,454	1,492,238
TJX Cos., Inc. (The)	29,874	1,642,174
Yum! Brands, Inc.	17,742	2,071,911
		15,177,670
Consumer Staples-8.36%
Archer-Daniels-Midland Co.	44,187	1,681,315
Brown-Forman Corp., Class B	27,051	1,595,739
Coca-Cola Co. (The)	34,538	1,900,972
Costco Wholesale Corp.	5,678	1,673,647
Hormel Foods Corp.	40,055	1,706,744
McCormick & Co., Inc.	9,820	1,599,383
Mondelez International, Inc., Class A	37,758	2,084,997
Sysco Corp.	22,846	1,698,143
		13,940,940
Energy-2.75%
Chevron Corp.	12,678	1,492,454
Exxon Mobil Corp.	24,306	1,664,475
Williams Cos., Inc. (The)	60,252	1,421,947
		4,578,876
Financials-30.63%
Aflac, Inc.	36,673	1,840,251
Allstate Corp. (The)	16,120	1,650,527
American Express Co.	13,311	1,602,245
Aon PLC	8,710	1,697,143
Arthur J. Gallagher & Co.	22,890	2,076,352
Assurant, Inc.	13,799	1,697,277
Bank of New York Mellon Corp. (The)	32,560	1,369,474
BB&T Corp.	34,057	1,622,816
Berkshire Hathaway, Inc., Class B(b)	8,586	1,746,478
Cboe Global Markets, Inc.	13,554	1,615,095
Chubb Ltd.	12,285	1,919,900
Cincinnati Financial Corp.	15,593	1,754,057
CME Group, Inc.	8,711	1,892,813
Everest Re Group, Ltd.	6,433	1,517,416
Globe Life, Inc.	20,126	1,796,447
Hartford Financial Services Group, Inc. (The)	32,207	1,877,024
Intercontinental Exchange, Inc.	20,701	1,935,129
JPMorgan Chase & Co.	15,393	1,691,075
Loews Corp.	33,635	1,616,834
M&T Bank Corp.	10,071	1,472,481
Marsh & McLennan Cos., Inc.	18,667	1,864,647
	Shares	Value
Financials-(continued)
MetLife, Inc.	30,713	$ 1,360,586
Nasdaq, Inc.	17,380	1,735,219
People’s United Financial, Inc.	101,754	1,462,205
PNC Financial Services Group, Inc. (The)	11,790	1,520,085
S&P Global, Inc.	6,201	1,613,438
Travelers Cos., Inc. (The)	13,161	1,934,141
U.S. Bancorp	37,634	1,982,935
Wells Fargo & Co.	34,989	1,629,438
Willis Towers Watson PLC	7,890	1,561,983
		51,055,511
Health Care-10.37%
Abbott Laboratories	17,237	1,470,661
Amgen, Inc.	7,391	1,541,910
Baxter International, Inc.	18,500	1,627,075
Becton, Dickinson and Co.	6,104	1,549,928
Danaher Corp.	11,256	1,599,365
Johnson & Johnson	13,113	1,683,185
Merck & Co., Inc.	20,725	1,792,091
Pfizer, Inc.	43,199	1,535,724
Stryker Corp.	6,616	1,459,886
Thermo Fisher Scientific, Inc.	5,232	1,501,898
Zoetis, Inc.	12,002	1,517,293
		17,279,016
Industrials-16.12%
Allegion PLC	16,211	1,560,633
AMETEK, Inc.	17,461	1,500,424
C.H. Robinson Worldwide, Inc.	17,383	1,468,690
Dover Corp.	16,178	1,516,526
Eaton Corp. PLC	18,763	1,514,549
Expeditors International of Washington, Inc.	19,843	1,410,837
General Dynamics Corp.	8,024	1,534,750
Honeywell International, Inc.	11,201	1,843,909
IHS Markit Ltd.(b)	25,942	1,702,055
Ingersoll-Rand PLC	13,032	1,578,045
Johnson Controls International PLC	35,251	1,504,865
Lockheed Martin Corp.	4,049	1,555,261
Republic Services, Inc.	26,975	2,407,519
Roper Technologies, Inc.	4,302	1,577,801
Verisk Analytics, Inc.	11,771	1,901,487
Waste Management, Inc.	19,253	2,297,846
		26,875,197
Information Technology-9.20%
Accenture PLC, Class A	8,869	1,757,570
Amphenol Corp., Class A	17,115	1,498,247
Automatic Data Processing, Inc.	9,301	1,579,682
Citrix Systems, Inc.	21,378	1,987,726
Fidelity National Information Services, Inc.	12,159	1,656,299
Jack Henry & Associates, Inc.	11,618	1,684,145
Oracle Corp.	28,545	1,486,053
Paychex, Inc.	22,243	1,817,253
Western Union Co. (The)	84,064	1,859,496
		15,326,471
Materials-4.86%
Air Products and Chemicals, Inc.	7,651	1,728,514
Avery Dennison Corp.	13,325	1,539,970

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)—(continued)
August 31, 2019
	Shares	Value
Materials-(continued)
Ball Corp.	20,123	$ 1,618,090
Ecolab, Inc.	9,094	1,876,183
International Flavors & Fragrances, Inc.(c)	12,121	1,330,280
		8,093,037
Real Estate-2.96%
Host Hotels & Resorts, Inc.	90,223	1,447,177
SL Green Realty Corp.	21,409	1,717,430
Vornado Realty Trust	29,281	1,770,622
		4,935,229
Utilities-0.87%
AES Corp. (The)	94,314	1,445,834
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $153,993,180)		166,580,538
	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.73%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	908,778	$ 908,778
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	301,889	302,009
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,210,787)		1,210,787
TOTAL INVESTMENTS IN SECURITIES-100.68% (Cost $155,203,967)		167,791,325
OTHER ASSETS LESS LIABILITIES-(0.68)%		(1,133,841)
NET ASSETS-100.00%		$166,657,484

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco S&P 500® High Beta ETF (SPHB)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Communication Services-8.02%
Activision Blizzard, Inc.	16,460	$ 832,876
Alphabet, Inc., Class C(b)	696	826,917
DISH Network Corp., Class A(b)	27,030	907,127
Facebook, Inc., Class A(b)	4,203	780,371
Netflix, Inc.(b)	3,833	1,125,944
Take-Two Interactive Software, Inc.(b)	6,489	856,353
TripAdvisor, Inc.(b)(c)	20,584	781,986
Twitter, Inc.(b)	27,832	1,187,035
		7,298,609
Consumer Discretionary-5.23%
Amazon.com, Inc.(b)	642	1,140,378
MGM Resorts International	33,437	938,242
Royal Caribbean Cruises Ltd.	7,435	775,322
Under Armour, Inc., Class A(b)	41,476	771,868
Wynn Resorts, Ltd.	10,299	1,134,435
		4,760,245
Energy-11.49%
Apache Corp.	37,400	806,718
Cimarex Energy Co.	20,794	889,567
Concho Resources, Inc.	11,591	847,882
Devon Energy Corp.	39,457	867,659
Diamondback Energy, Inc.	8,500	833,680
Hess Corp.	17,007	1,070,591
HollyFrontier Corp.	17,510	776,743
Marathon Oil Corp.	77,571	918,441
Marathon Petroleum Corp.	16,951	834,159
Noble Energy, Inc.	43,381	979,543
Pioneer Natural Resources Co.	6,786	837,528
TechnipFMC PLC (United Kingdom)	31,888	792,098
		10,454,609
Financials-5.52%
Affiliated Managers Group, Inc.	9,970	764,001
Ameriprise Financial, Inc.	6,791	875,903
Lincoln National Corp.	14,225	752,218
MSCI, Inc.	3,754	880,801
SVB Financial Group(b)	4,868	947,410
T. Rowe Price Group, Inc.	7,233	800,115
		5,020,448
Health Care-10.85%
ABIOMED, Inc.(b)	5,250	1,013,618
Alexion Pharmaceuticals, Inc.(b)	8,194	825,627
Align Technology, Inc.(b)	6,094	1,115,872
Edwards Lifesciences Corp.(b)	3,743	830,347
IDEXX Laboratories, Inc.(b)	2,956	856,472
Illumina, Inc.(b)	3,489	981,595
Intuitive Surgical, Inc.(b)	1,894	968,478
Nektar Therapeutics(b)(c)	45,156	793,391
PerkinElmer, Inc.	10,284	850,487
Perrigo Co. PLC	18,042	844,005
Vertex Pharmaceuticals, Inc.(b)	4,398	791,728
		9,871,620
Industrials-12.34%
American Airlines Group, Inc.	33,869	891,093
Arconic, Inc.	31,088	803,314
	Shares	Value
Industrials-(continued)
Boeing Co. (The)	2,336	$ 850,514
Caterpillar, Inc.	7,861	935,459
Deere & Co.	5,109	791,435
FedEx Corp.	5,008	794,319
Flowserve Corp.	22,006	939,216
Parker-Hannifin Corp.	4,864	806,305
Robert Half International, Inc.	15,298	817,984
Stanley Black & Decker, Inc.	6,511	865,052
Textron, Inc.	16,735	753,075
TransDigm Group, Inc.(b)	1,471	791,869
United Rentals, Inc.(b)	10,568	1,189,534
		11,229,169
Information Technology-43.77%
Adobe, Inc.(b)	3,643	1,036,470
Advanced Micro Devices, Inc.(b)	42,743	1,344,267
Alliance Data Systems Corp.	5,342	656,799
Analog Devices, Inc.	7,192	789,897
ANSYS, Inc.(b)	4,175	862,388
Apple, Inc.	4,725	986,297
Applied Materials, Inc.	21,510	1,032,910
Arista Networks, Inc.(b)	4,681	1,060,808
Autodesk, Inc.(b)	7,614	1,087,431
Broadcom, Inc.	2,976	841,137
Cadence Design Systems Inc.(b)	11,093	759,649
Cisco Systems, Inc.	15,734	736,509
Corning, Inc.	29,225	813,916
DXC Technology Co.	22,747	755,655
Fortinet, Inc.(b)	10,344	819,038
Global Payments, Inc.	4,938	819,609
Hewlett Packard Enterprise Co.	61,073	844,029
HP, Inc.	43,177	789,707
Intel Corp.	16,967	804,405
Intuit, Inc.	3,201	923,040
IPG Photonics Corp.(b)	8,490	1,050,468
Keysight Technologies, Inc.(b)	9,943	963,079
KLA Corp.	7,203	1,065,324
Lam Research Corp.	4,945	1,040,972
Mastercard, Inc., Class A	3,308	930,772
Maxim Integrated Products, Inc.	15,835	863,641
Microchip Technology, Inc.(c)	10,751	928,134
Micron Technology, Inc.(b)	28,924	1,309,390
Microsoft Corp.	6,539	901,467
NetApp, Inc.	20,206	971,100
NVIDIA Corp.	8,717	1,460,185
PayPal Holdings, Inc.(b)	9,045	986,357
Qorvo, Inc.(b)	13,616	972,591
salesforce.com, inc.(b)	7,724	1,205,485
Seagate Technology PLC	19,907	999,530
Skyworks Solutions, Inc.	11,927	897,745
Synopsys, Inc.(b)	6,123	868,303
Texas Instruments, Inc.	6,992	865,260
Visa, Inc., Class A	4,375	791,088
Western Digital Corp.	20,448	1,171,057
Xerox Holdings Corp.	28,455	824,910
Xilinx, Inc.	9,637	1,002,826
		39,833,645

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco S&P 500® High Beta ETF (SPHB)—(continued)
August 31, 2019
	Shares	Value
Materials-2.78%
CF Industries Holdings, Inc.	16,933	$ 816,001
Freeport-McMoRan, Inc.	100,305	921,803
Westrock Co.	23,115	790,071
		2,527,875
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $106,942,263)		90,996,220
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.65%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	1,125,263	1,125,263
	Shares	Value
Money Market Funds-(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	374,938	$ 375,088
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,500,350)		1,500,351
TOTAL INVESTMENTS IN SECURITIES-101.65% (Cost $108,442,613)		92,496,571
OTHER ASSETS LESS LIABILITIES-(1.65)%		(1,503,540)
NET ASSETS-100.00%		$90,993,031

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended August 31, 2019.
	Value August 31, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2019	Dividend Income
Invesco Ltd.*	$1,537,532	$151,398	$(1,459,106)	$645,696	$(875,520)	$-	$16,118

*	At August 31, 2019, this security was no longer held.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Communication Services-6.63%
AT&T, Inc.	2,797,498	$ 98,639,779
Interpublic Group of Cos., Inc. (The)	2,669,091	53,061,529
Verizon Communications, Inc.	1,156,624	67,269,252
		218,970,560
Consumer Discretionary-1.88%
Carnival Corp.	1,406,554	62,000,900
Consumer Staples-10.40%
Altria Group, Inc.	2,077,260	90,859,353
Archer-Daniels-Midland Co.	1,276,768	48,581,022
General Mills, Inc.	1,089,491	58,614,616
Kellogg Co.	1,107,166	69,530,025
Philip Morris International, Inc.	1,053,570	75,951,861
		343,536,877
Energy-14.14%
Chevron Corp.	452,580	53,277,717
Exxon Mobil Corp.	889,517	60,914,124
Kinder Morgan, Inc.	3,041,095	61,642,996
Occidental Petroleum Corp.	1,839,062	79,962,416
ONEOK, Inc.	1,115,513	79,513,767
Schlumberger Ltd.	1,924,984	62,427,231
Williams Cos., Inc. (The)	2,945,021	69,502,495
		467,240,746
Financials-14.01%
Comerica, Inc.	745,340	45,950,211
Huntington Bancshares, Inc.	4,358,999	57,756,737
KeyCorp	3,204,827	53,200,128
MetLife, Inc.	1,048,269	46,438,317
People’s United Financial, Inc.	3,878,774	55,737,982
Principal Financial Group, Inc.	945,344	50,311,208
Prudential Financial, Inc.	565,954	45,327,256
Regions Financial Corp.	3,625,205	53,000,497
Wells Fargo & Co.	1,184,209	55,148,613
		462,870,949
Health Care-5.27%
Cardinal Health, Inc.	1,397,892	60,291,082
CVS Health Corp.	1,011,247	61,605,167
Gilead Sciences, Inc.	822,316	52,249,959
		174,146,208
Industrials-1.75%
United Parcel Service, Inc., Class B	488,375	57,950,577
Information Technology-3.88%
International Business Machines Corp.	471,961	63,964,874
Western Union Co. (The)	2,897,228	64,086,684
		128,051,558
	Shares	Value
Materials-3.85%
International Paper Co.	1,594,026	$ 62,326,417
LyondellBasell Industries N.V., Class A	839,930	64,993,783
		127,320,200
Real Estate-24.02%
HCP, Inc.	2,234,564	77,561,716
Host Hotels & Resorts, Inc.	3,794,545	60,864,502
Iron Mountain, Inc.	3,416,090	108,802,467
Kimco Realty Corp.	4,972,980	91,403,372
Macerich Co. (The)(b)	3,101,554	88,487,336
Simon Property Group, Inc.	491,365	73,183,903
SL Green Realty Corp.	786,858	63,121,749
Ventas, Inc.	1,053,170	77,292,146
Welltower, Inc.	792,447	70,971,553
Weyerhaeuser Co.	3,118,579	82,049,814
		793,738,558
Utilities-14.09%
CenterPoint Energy, Inc.	2,141,582	59,300,405
Dominion Energy, Inc.	930,133	72,206,225
Duke Energy Corp.	743,951	68,994,016
Entergy Corp.	518,405	58,496,820
FirstEnergy Corp.	1,222,615	56,240,290
PPL Corp.	2,698,925	79,753,234
Southern Co. (The)	1,213,714	70,710,978
		465,701,968
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.92% (Cost $3,437,737,932)		3,301,529,101
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.77%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(c)(d)	19,206,190	19,206,190
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(c)(d)	6,399,503	6,402,063
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $25,608,253)		25,608,253
TOTAL INVESTMENTS IN SECURITIES-100.69% (Cost $3,463,346,185)		3,327,137,354
OTHER ASSETS LESS LIABILITIES-(0.69)%		(22,952,642)
NET ASSETS-100.00%		$3,304,184,712

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)—(continued)
August 31, 2019
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended August 31, 2019.
	Value August 31, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2019	Dividend Income
Invesco Ltd.*	$50,738,525	$65,739,984	$(107,195,719)	$15,252,893	$(24,535,683)	$-	$3,333,057

*	At August 31, 2019, this security was no longer held.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco S&P 500® Low Volatility ETF (SPLV)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Communication Services-0.95%
Verizon Communications, Inc.	2,014,775	$ 117,179,314
Consumer Discretionary-4.05%
Genuine Parts Co.	1,290,196	116,491,797
Home Depot, Inc. (The)	506,345	115,401,089
McDonald’s Corp.	608,682	132,674,415
Yum! Brands, Inc.	1,158,918	135,338,444
		499,905,745
Consumer Staples-9.79%
Archer-Daniels-Midland Co.	2,900,167	110,351,354
Coca-Cola Co. (The)	2,266,518	124,749,151
Colgate-Palmolive Co.	1,543,606	114,458,385
Hershey Co. (The)	811,704	128,638,850
Hormel Foods Corp.	2,629,008	112,022,031
McCormick & Co., Inc.	644,546	104,977,207
Mondelez International, Inc., Class A	2,465,619	136,151,481
PepsiCo, Inc.	1,017,435	139,113,888
Procter & Gamble Co. (The)	966,609	116,215,400
Walmart, Inc.	1,069,288	122,176,847
		1,208,854,594
Energy-0.88%
Exxon Mobil Corp.	1,595,303	109,246,349
Financials-21.57%
Aflac, Inc.	2,393,864	120,124,096
Allstate Corp. (The)	1,057,997	108,328,313
American Express Co.	873,640	105,160,047
Aon PLC	568,221	110,717,862
Arthur J. Gallagher & Co.	1,495,315	135,640,024
Assurant, Inc.	905,662	111,396,426
BB&T Corp.	2,235,324	106,513,189
Berkshire Hathaway, Inc., Class B(b)	563,494	114,620,315
Cboe Global Markets, Inc.	889,114	105,946,824
Chubb Ltd.	802,211	125,369,535
Cincinnati Financial Corp.	1,018,039	114,519,207
CME Group, Inc.	571,453	124,171,022
Everest Re Group, Ltd.	422,233	99,596,320
Globe Life, Inc.	1,313,550	117,247,473
Hartford Financial Services Group, Inc. (The)	2,103,159	122,572,106
Intercontinental Exchange, Inc.	1,351,178	126,308,119
JPMorgan Chase & Co.	1,010,750	111,040,995
Loews Corp.	2,207,572	106,117,986
Marsh & McLennan Cos., Inc.	1,218,743	121,740,238
Nasdaq, Inc.	1,134,629	113,281,359
Travelers Cos., Inc. (The)	859,245	126,274,645
U.S. Bancorp	2,456,656	129,441,205
Wells Fargo & Co.	2,296,484	106,947,260
		2,663,074,566
Health Care-2.81%
Johnson & Johnson	855,715	109,839,577
Medtronic PLC	1,116,693	120,480,008
Merck & Co., Inc.	1,352,378	116,940,126
		347,259,711
Industrials-5.37%
Honeywell International, Inc.	731,070	120,348,744
	Shares	Value
Industrials-(continued)
IHS Markit Ltd.(b)	1,702,651	$ 111,710,932
Republic Services, Inc.	1,761,912	157,250,646
Verisk Analytics, Inc.	768,808	124,193,244
Waste Management, Inc.	1,257,638	150,099,095
		663,602,661
Information Technology-5.70%
Accenture PLC, Class A	578,853	114,711,299
Citrix Systems, Inc.	1,395,634	129,766,049
Fidelity National Information Services, Inc.	798,087	108,715,411
Jack Henry & Associates, Inc.	762,571	110,542,292
Paychex, Inc.	1,452,544	118,672,845
Western Union Co. (The)	5,486,704	121,365,893
		703,773,789
Materials-1.91%
Air Products and Chemicals, Inc.	501,810	113,368,915
Ecolab, Inc.	593,687	122,483,565
		235,852,480
Real Estate-19.43%
Alexandria Real Estate Equities, Inc.	758,169	113,604,043
American Tower Corp.	542,069	124,778,863
Apartment Investment & Management Co., Class A	2,359,344	120,326,544
AvalonBay Communities, Inc.	621,397	132,084,146
Boston Properties, Inc.	881,353	113,183,352
Crown Castle International Corp.	866,489	125,788,208
Duke Realty Corp.	3,437,089	114,351,951
Equity Residential	1,574,550	133,458,858
Essex Property Trust, Inc.	386,972	124,318,625
Extra Space Storage, Inc.	995,149	121,328,566
Federal Realty Investment Trust	922,564	119,204,494
Mid-America Apartment Communities, Inc.	984,820	124,756,998
Public Storage	469,634	124,330,905
Realty Income Corp.	1,590,966	117,429,201
Regency Centers Corp.	1,774,977	114,503,766
SBA Communications Corp.	439,698	115,389,946
Simon Property Group, Inc.	719,275	107,128,819
SL Green Realty Corp.	1,405,140	112,720,331
UDR, Inc.	2,599,440	125,241,019
Vornado Realty Trust	1,910,451	115,524,972
		2,399,453,607
Utilities-27.49%
Alliant Energy Corp.	2,601,561	136,451,875
Ameren Corp.	1,726,754	133,219,071
American Electric Power Co., Inc.	1,542,122	140,564,420
American Water Works Co., Inc.	1,079,285	137,414,566
Atmos Energy Corp.	1,185,640	130,693,097
CenterPoint Energy, Inc.	4,764,238	131,921,750
CMS Energy Corp.	2,242,150	141,367,558
Consolidated Edison, Inc.	1,484,797	131,998,453
Dominion Energy, Inc.	1,732,005	134,455,548
DTE Energy Co.	1,071,285	138,902,813
Duke Energy Corp.	1,596,182	148,029,919
Entergy Corp.	1,248,956	140,932,195
Evergy, Inc.	2,244,516	145,893,540
Eversource Energy	1,794,318	143,778,701

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco S&P 500® Low Volatility ETF (SPLV)—(continued)
August 31, 2019
	Shares	Value
Utilities-(continued)
Exelon Corp.	2,973,287	$ 140,517,544
FirstEnergy Corp.	2,827,442	130,062,332
NextEra Energy, Inc.	647,810	141,922,215
NiSource, Inc.	3,684,998	108,891,691
Pinnacle West Capital Corp.	1,402,891	133,709,541
PPL Corp.	3,871,795	114,411,542
Public Service Enterprise Group, Inc.	2,234,601	135,126,323
Sempra Energy	963,137	136,409,093
Southern Co. (The)	2,199,196	128,125,159
	Shares	Value
Utilities-(continued)
WEC Energy Group, Inc.	1,532,136	$ 146,732,665
Xcel Energy, Inc.	2,225,276	142,907,225
		3,394,438,836
TOTAL INVESTMENTS IN SECURITIES-99.95% (Cost $11,091,463,176)		12,342,641,652
OTHER ASSETS LESS LIABILITIES-0.05%		6,237,048
NET ASSETS-100.00%		$ 12,348,878,700

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco S&P 500 Minimum Variance ETF (SPMV)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Communication Services-4.95%
Alphabet, Inc., Class C(b)	19	$ 22,574
AT&T, Inc.	794	27,996
CenturyLink, Inc.(c)	83	945
Verizon Communications, Inc.	401	23,322
		74,837
Consumer Discretionary-14.05%
Amazon.com, Inc.(b)	14	24,868
Expedia Group, Inc.	85	11,059
H&R Block, Inc.	233	5,643
Home Depot, Inc. (The)	87	19,828
McDonald’s Corp.	153	33,349
Mohawk Industries, Inc.(b)	37	4,399
NIKE, Inc., Class B	324	27,378
Norwegian Cruise Line Holdings Ltd.(b)	71	3,603
PVH Corp.	92	6,974
Ralph Lauren Corp.	51	4,505
Starbucks Corp.	13	1,255
Tapestry, Inc.	354	7,310
TJX Cos., Inc. (The)	28	1,539
Under Armour, Inc., Class A(b)	44	819
VF Corp.	326	26,716
Yum! Brands, Inc.	284	33,166
		212,411
Consumer Staples-12.94%
Campbell Soup Co.	213	9,585
Coca-Cola Co. (The)	322	17,723
Colgate-Palmolive Co.	251	18,612
Conagra Brands, Inc.	440	12,478
Constellation Brands, Inc., Class A	8	1,635
General Mills, Inc.	447	24,049
Hershey Co. (The)	20	3,170
Hormel Foods Corp.	290	12,357
JM Smucker Co. (The)	127	13,355
Kellogg Co.	105	6,594
Kimberly-Clark Corp.	41	5,786
McCormick & Co., Inc.	122	19,870
Monster Beverage Corp.(b)	135	7,920
Procter & Gamble Co. (The)	248	29,817
Tyson Foods, Inc., Class A	135	12,560
		195,511
Energy-1.34%
Chevron Corp.	66	7,769
Exxon Mobil Corp.	165	11,299
Williams Cos., Inc. (The)	51	1,204
		20,272
Financials-10.72%
American International Group, Inc.	37	1,925
Aon PLC	52	10,132
Bank of America Corp.	394	10,839
Berkshire Hathaway, Inc., Class B(b)	135	27,460
Chubb Ltd.	130	20,316
Citigroup, Inc.	130	8,366
JPMorgan Chase & Co.	245	26,916
Marsh & McLennan Cos., Inc.	291	29,068
	Shares	Value
Financials-(continued)
Progressive Corp. (The)	93	$ 7,049
Travelers Cos., Inc. (The)	31	4,556
Wells Fargo & Co.	329	15,322
		161,949
Health Care-12.69%
Becton, Dickinson and Co.	58	14,727
Cerner Corp.	199	13,713
Cigna Corp.	102	15,705
CVS Health Corp.	172	10,478
Edwards Lifesciences Corp.(b)	56	12,423
HCA Healthcare, Inc.	33	3,967
Humana, Inc.	9	2,549
Intuitive Surgical, Inc.(b)	6	3,068
Johnson & Johnson	199	25,544
Laboratory Corp. of America Holdings(b)	65	10,891
Medtronic PLC	259	27,943
Quest Diagnostics, Inc.	89	9,111
Stryker Corp.	58	12,798
UnitedHealth Group, Inc.	111	25,974
Universal Health Services, Inc., Class B	20	2,892
		191,783
Industrials-12.18%
Boeing Co. (The)	44	16,020
Cintas Corp.	103	27,171
Delta Air Lines, Inc.	35	2,025
General Dynamics Corp.	78	14,919
Lockheed Martin Corp.	32	12,292
Northrop Grumman Corp.	25	9,197
Raytheon Co.	84	15,567
Republic Services, Inc.	257	22,937
Rollins, Inc.	171	5,611
Southwest Airlines Co.	94	4,918
United Technologies Corp.	156	20,317
Waste Management, Inc.	277	33,060
		184,034
Information Technology-16.30%
Accenture PLC, Class A	60	11,890
Adobe, Inc.(b)	86	24,468
Analog Devices, Inc.	161	17,683
Apple, Inc.	55	11,481
Applied Materials, Inc.	25	1,201
Automatic Data Processing, Inc.	55	9,341
Cisco Systems, Inc.	177	8,285
Global Payments, Inc.	81	13,444
Intel Corp.	523	24,796
Intuit, Inc.	65	18,743
Micron Technology, Inc.(b)	68	3,078
Microsoft Corp.	248	34,189
NVIDIA Corp.	14	2,345
Oracle Corp.	48	2,499
QUALCOMM, Inc.	367	28,542
salesforce.com, inc.(b)	13	2,029
Texas Instruments, Inc.	261	32,299
		246,313

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco S&P 500 Minimum Variance ETF (SPMV)—(continued)
August 31, 2019
	Shares	Value
Materials-1.67%
Newmont Goldcorp Corp.	633	$ 25,250
Real Estate-5.01%
American Tower Corp.	74	17,034
Crown Castle International Corp.	152	22,066
Host Hotels & Resorts, Inc.	694	11,132
Prologis, Inc.	181	15,135
Public Storage	33	8,737
Simon Property Group, Inc.	11	1,638
		75,742
Utilities-8.13%
Ameren Corp.	58	4,475
American Electric Power Co., Inc.	34	3,099
CenterPoint Energy, Inc.	269	7,449
Consolidated Edison, Inc.	22	1,956
Dominion Energy, Inc.	186	14,439
DTE Energy Co.	13	1,685
Eversource Energy	110	8,814
NextEra Energy, Inc.	99	21,689
Public Service Enterprise Group, Inc.	459	27,756
Sempra Energy	16	2,266
Southern Co. (The)	457	26,625
WEC Energy Group, Inc.	27	2,586
		122,839
Total Common Stocks & Other Equity Interests (Cost $1,286,428)		1,510,941
	Shares	Value
Money Market Funds-0.31%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $4,664)	4,664	$ 4,664
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.29% (Cost $1,291,092)		1,515,605
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.06%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e) (Cost $870)	870	870
TOTAL INVESTMENTS IN SECURITIES-100.35% (Cost $1,291,962)		1,516,475
OTHER ASSETS LESS LIABILITIES-(0.35)%		(5,282)
NET ASSETS-100.00%		$1,511,193

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco S&P 500 Momentum ETF (SPMO)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.85%
Communication Services-2.28%
Netflix, Inc.(b)	4,540	$ 1,333,625
TripAdvisor, Inc.(b)(c)	1,713	65,077
Twitter, Inc.(b)	7,358	313,819
		1,712,521
Consumer Discretionary-16.15%
Advance Auto Parts, Inc.	1,075	148,296
Amazon.com, Inc.(b)	3,910	6,945,294
Chipotle Mexican Grill, Inc.(b)	430	360,521
NIKE, Inc., Class B	14,998	1,267,331
O’Reilly Automotive, Inc.(b)	1,155	443,243
Starbucks Corp.	16,975	1,639,106
TJX Cos., Inc. (The)	19,048	1,047,069
Ulta Beauty, Inc.(b)	754	179,248
Under Armour, Inc., Class A(b)	2,520	46,897
Under Armour, Inc., Class C(b)	2,604	44,060
		12,121,065
Consumer Staples-7.90%
Church & Dwight Co., Inc.	4,252	339,224
Costco Wholesale Corp.	4,428	1,305,197
Hormel Foods Corp.	4,360	185,780
Lamb Weston Holdings, Inc.	2,118	149,086
McCormick & Co., Inc.	1,409	229,484
Procter & Gamble Co. (The)	30,946	3,720,638
		5,929,409
Energy-1.36%
ConocoPhillips	12,026	627,517
HollyFrontier Corp.	1,596	70,799
ONEOK, Inc.	4,501	320,831
		1,019,147
Financials-2.98%
Arthur J. Gallagher & Co.	2,103	190,763
CME Group, Inc.	5,174	1,124,258
MSCI, Inc.	1,101	258,328
Progressive Corp. (The)	8,760	664,008
		2,237,357
Health Care-26.04%
Abbott Laboratories	22,174	1,891,886
ABIOMED, Inc.(b)	633	122,213
Anthem, Inc.	3,528	922,643
Boston Scientific Corp.(b)	22,532	962,792
Centene Corp.(b)	5,000	233,100
Edwards Lifesciences Corp.(b)	3,058	678,387
Eli Lilly and Co.	21,114	2,385,249
HCA Healthcare, Inc.	4,964	596,673
Illumina, Inc.(b)	1,521	427,918
Intuitive Surgical, Inc.(b)	1,260	644,288
IQVIA Holdings, Inc.(b)	2,190	339,778
Merck & Co., Inc.	47,253	4,085,967
Pfizer, Inc.	80,010	2,844,355
UnitedHealth Group, Inc.	11,020	2,578,680
WellCare Health Plans, Inc.(b)	742	200,889
Zoetis, Inc.	4,983	629,951
		19,544,769
	Shares	Value
Industrials-4.79%
Cintas Corp.	853	$ 225,021
Copart, Inc.(b)	2,035	153,419
CSX Corp.	8,686	582,136
Republic Services, Inc.	2,744	244,902
TransDigm Group, Inc.(b)	630	339,141
Union Pacific Corp.	8,947	1,449,056
United Airlines Holdings, Inc.(b)	3,132	264,059
Verisk Analytics, Inc.	2,070	334,388
		3,592,122
Information Technology-17.08%
Adobe, Inc.(b)	5,551	1,579,315
Advanced Micro Devices, Inc.(b)	13,449	422,971
Cisco Systems, Inc.	49,172	2,301,741
Citrix Systems, Inc.	1,330	123,663
Fiserv, Inc.(b)	4,834	516,948
Fortinet, Inc.(b)	2,899	229,543
Intuit, Inc.	3,725	1,074,141
Keysight Technologies, Inc.(b)	4,144	401,388
Mastercard, Inc., Class A	11,779	3,314,257
Motorola Solutions, Inc.	2,138	386,786
salesforce.com, inc.(b)	10,440	1,629,371
VeriSign, Inc.(b)	1,917	390,780
Xilinx, Inc.	4,327	450,268
		12,821,172
Materials-1.63%
Ball Corp.	6,636	533,601
Ecolab, Inc.	3,344	689,900
		1,223,501
Real Estate-7.55%
American Tower Corp.	6,170	1,420,272
Apartment Investment & Management Co., Class A	2,341	119,391
AvalonBay Communities, Inc.	1,881	399,825
Equity Residential	5,665	480,166
Essex Property Trust, Inc.	915	293,953
Extra Space Storage, Inc.	1,901	231,770
Federal Realty Investment Trust	853	110,216
HCP, Inc.	9,513	330,196
Realty Income Corp.	6,395	472,015
Simon Property Group, Inc.	3,971	591,441
UDR, Inc.	4,409	212,426
Ventas, Inc.	4,852	356,088
Welltower, Inc.	7,216	646,265
		5,664,024
Utilities-12.09%
AES Corp. (The)	13,867	212,581
Alliant Energy Corp.	3,009	157,822
Ameren Corp.	4,209	324,724
American Electric Power Co., Inc.	7,409	675,330
American Water Works Co., Inc.	2,466	313,971
Atmos Energy Corp.	1,747	192,572
CenterPoint Energy, Inc.	6,080	168,355
CMS Energy Corp.	4,394	277,042
DTE Energy Co.	2,336	302,886
Duke Energy Corp.	10,259	951,420

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Invesco S&P 500 Momentum ETF (SPMO)—(continued)
August 31, 2019
	Shares	Value
Utilities-(continued)
Entergy Corp.	2,562	$ 289,096
Evergy, Inc.	3,265	212,225
Eversource Energy	3,844	308,020
Exelon Corp.	19,126	903,895
FirstEnergy Corp.	8,396	386,216
NextEra Energy, Inc.	6,452	1,413,504
NRG Energy, Inc.	6,590	239,876
Pinnacle West Capital Corp.	1,341	127,811
Southern Co. (The)	12,345	719,220
WEC Energy Group, Inc.	4,393	420,717
Xcel Energy, Inc.	7,387	474,393
		9,071,676
Total Common Stocks & Other Equity Interests (Cost $72,148,837)		74,936,763
Money Market Funds-0.01%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $11,512)	11,512	11,512
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.86% (Cost $72,160,349)		74,948,275
	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.06%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	35,166	$ 35,166
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	11,717	11,722
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $46,888)		46,888
TOTAL INVESTMENTS IN SECURITIES-99.92% (Cost $72,207,237)		74,995,163
OTHER ASSETS LESS LIABILITIES-0.08%		57,401
NET ASSETS-100.00%		$ 75,052,564

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco S&P MidCap Low Volatility ETF (XMLV)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.88%
Communication Services-1.20%
Cable One, Inc.	29,764	$ 38,622,362
Consumer Discretionary-8.19%
Cracker Barrel Old Country Store, Inc.(b)	226,713	37,498,330
Dunkin’ Brands Group, Inc.	462,128	38,097,832
Graham Holdings Co., Class B	60,908	42,882,887
Murphy USA, Inc.(c)	373,143	33,358,984
Pool Corp.	181,747	35,691,476
Service Corp. International	771,927	35,740,220
Wendy’s Co. (The)	1,886,154	41,495,388
		264,765,117
Consumer Staples-3.66%
Flowers Foods, Inc.	1,701,533	38,794,952
Lancaster Colony Corp.	243,069	35,463,767
Tootsie Roll Industries, Inc.(b)	1,204,473	44,180,070
		118,438,789
Financials-17.43%
Alleghany Corp.(c)	59,596	44,655,879
American Financial Group, Inc.	457,191	46,162,575
Bank of Hawaii Corp.	486,331	40,209,847
Brown & Brown, Inc.	1,297,687	47,871,673
Commerce Bancshares, Inc.	701,557	40,037,858
Cullen/Frost Bankers, Inc.	388,813	32,275,367
FactSet Research Systems, Inc.	132,317	36,002,133
Hanover Insurance Group, Inc. (The)	312,845	41,655,312
Old Republic International Corp.	1,630,640	38,091,750
Reinsurance Group of America, Inc.	258,570	39,812,023
RenaissanceRe Holdings Ltd. (Bermuda)	206,354	37,257,215
Trustmark Corp.	990,310	32,363,331
W.R. Berkley Corp.	719,400	51,257,250
Washington Federal, Inc.	1,001,799	35,664,044
		563,316,257
Health Care-2.26%
Chemed Corp.	78,872	33,870,003
STERIS PLC	253,714	39,173,442
		73,043,445
Industrials-6.58%
Carlisle Cos., Inc.	241,299	34,978,703
EMCOR Group, Inc.	407,897	35,666,513
Graco, Inc.	744,724	33,937,073
Lennox International, Inc.	135,101	34,285,932
Toro Co. (The)	527,478	37,983,691
Watsco, Inc.	218,557	35,744,997
		212,596,909
Information Technology-1.34%
MAXIMUS, Inc.	562,256	43,259,977
Materials-7.37%
AptarGroup, Inc.	388,862	47,526,714
Ashland Global Holdings, Inc.	460,085	33,696,625
NewMarket Corp.	81,542	38,712,065
RPM International, Inc.	529,820	35,852,919
Silgan Holdings, Inc.	1,302,354	38,758,055
Sonoco Products Co.	763,570	43,676,204
		238,222,582
	Shares	Value
Real Estate-31.30%
American Campus Communities, Inc.	945,300	$ 43,937,544
Brixmor Property Group, Inc.	1,791,368	33,014,912
Camden Property Trust	419,486	45,409,360
Corporate Office Properties Trust	1,274,825	36,829,694
Cousins Properties Inc.	1,120,639	38,886,173
Douglas Emmett, Inc.	1,095,070	46,211,954
EastGroup Properties, Inc.	350,124	43,597,441
EPR Properties	574,482	44,953,217
First Industrial Realty Trust, Inc.	1,095,032	42,651,496
Healthcare Realty Trust, Inc.	1,152,489	38,297,209
Highwoods Properties, Inc.	950,540	41,072,833
Hospitality Properties Trust	1,711,708	41,320,631
JBG SMITH Properties	1,139,933	43,613,837
Kilroy Realty Corp.	533,418	41,531,925
Lamar Advertising Co., Class A	438,738	33,629,268
Liberty Property Trust	842,627	43,917,719
Life Storage, Inc.	419,690	44,470,352
Medical Properties Trust, Inc.	1,880,727	34,962,715
National Retail Properties, Inc.	725,604	40,742,665
Omega Healthcare Investors, Inc.	907,952	36,935,487
PS Business Parks, Inc.	238,314	42,803,578
Rayonier, Inc.	1,464,607	39,251,468
Spirit Realty Capital, Inc.	781,593	37,469,568
Urban Edge Properties	2,196,978	38,469,085
Weingarten Realty Investors	1,420,801	37,637,019
		1,011,617,150
Utilities-20.55%
ALLETE, Inc.	507,056	43,469,911
Aqua America Inc.	896,374	39,700,404
Black Hills Corp.	572,256	43,897,758
Hawaiian Electric Industries, Inc.	1,334,844	59,267,074
IDACORP, Inc.	443,358	48,685,142
MDU Resources Group, Inc.	1,571,576	42,259,679
National Fuel Gas Co.	871,304	40,724,749
New Jersey Resources Corp.	843,341	38,574,417
NorthWestern Corp.	678,692	49,164,449
OGE Energy Corp.	1,116,986	47,885,190
ONE Gas, Inc.	490,961	44,976,937
PNM Resources, Inc.	804,245	41,024,537
Southwest Gas Holdings, Inc.	410,476	37,447,725
Spire, Inc.	563,148	47,811,265
UGI Corp.	803,412	39,102,062
		663,991,299
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.88% (Cost $2,995,016,648)		3,227,873,887
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.64%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	39,847,925	39,847,925

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Invesco S&P MidCap Low Volatility ETF (XMLV)—(continued)
August 31, 2019
	Shares	Value
Money Market Funds-(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	13,277,331	$ 13,282,642
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $53,130,567)		53,130,567
TOTAL INVESTMENTS IN SECURITIES-101.52% (Cost $3,048,147,215)		3,281,004,454
OTHER ASSETS LESS LIABILITIES-(1.52)%		(49,268,918)
NET ASSETS-100.00%		$3,231,735,536
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.85%
Communication Services-10.41%
Cogent Communications Holdings, Inc.	6,072	$ 369,724
Gannett Co., Inc.	76,843	808,388
Marcus Corp. (The)	5,691	190,990
New Media Investment Group, Inc.(b)	71,902	631,300
Scholastic Corp.	5,331	186,958
Spok Holdings, Inc.	22,394	263,130
		2,450,490
Consumer Discretionary-2.68%
PetMed Express, Inc.(b)	39,940	631,052
Consumer Staples-7.74%
Andersons, Inc. (The)	9,247	211,941
B&G Foods, Inc.(b)	41,348	700,022
Cal-Maine Foods, Inc.	5,210	211,213
Inter Parfums, Inc.	2,257	145,103
Universal Corp.	8,133	407,138
WD-40 Co.	800	145,840
		1,821,257
Energy-1.92%
Archrock, Inc.	46,608	452,564
Financials-25.15%
Apollo Commercial Real Estate Finance, Inc.	40,475	750,811
ARMOUR Residential REIT, Inc.	40,021	657,145
Capstead Mortgage Corp.	37,997	276,238
Granite Point Mortgage Trust, Inc.	38,959	712,560
Invesco Mortgage Capital, Inc.(c)	45,189	679,191
New York Mortgage Trust, Inc.	122,151	751,229
Oritani Financial Corp.	23,587	404,045
PennyMac Mortgage Investment Trust	33,959	738,948
Redwood Trust, Inc.	32,323	536,562
Waddell & Reed Financial, Inc., Class A(b)	25,562	413,337
		5,920,066
Health Care-1.99%
Computer Programs & Systems, Inc.	5,414	114,506
Meridian Bioscience, Inc.	27,280	251,795
Phibro Animal Health Corp., Class A	4,979	102,816
		469,117
Industrials-8.45%
Briggs & Stratton Corp.	54,996	237,583
Greenbrier Cos., Inc. (The)	11,162	259,963
Matson, Inc.	5,253	186,639
Matthews International Corp., Class A	6,483	190,017
Mobile Mini, Inc.	9,960	311,350
Park Aerospace Corp.	13,689	231,344
Powell Industries, Inc.	7,241	262,993
Resources Connection, Inc.	18,713	309,700
		1,989,589
Information Technology-7.99%
ADTRAN, Inc.	20,965	215,311
Benchmark Electronics, Inc.	9,217	244,066
Daktronics, Inc.	65,654	474,678
	Shares	Value
Information Technology-(continued)
Kulicke & Soffa Industries, Inc. (Singapore)	8,753	$ 182,325
Monotype Imaging Holdings, Inc.	16,387	323,643
MTS Systems Corp.	3,602	204,846
NIC, Inc.	11,304	235,349
		1,880,218
Materials-9.21%
A. Schulman Inc., CVR(d)(e)	2,390	1,250
Haynes International, Inc.	8,802	262,916
Innophos Holdings, Inc.	23,427	658,064
Kaiser Aluminum Corp.	2,439	215,681
Myers Industries, Inc.	15,700	264,231
Neenah, Inc.	3,896	248,487
Schweitzer-Mauduit International, Inc., Class A	15,376	515,711
		2,166,340
Real Estate-17.91%
Cedar Realty Trust, Inc.	299,689	710,263
Chatham Lodging Trust	37,203	617,198
Global NET Lease, Inc.	39,103	749,995
Kite Realty Group Trust	47,812	683,233
RPT Realty	61,051	726,507
Whitestone REIT	58,533	726,980
		4,214,176
Utilities-6.40%
American States Water Co.	1,899	175,715
Avista Corp.	7,438	348,842
California Water Service Group	2,837	160,120
El Paso Electric Co.	3,373	224,979
Northwest Natural Holding Co.	3,814	272,167
South Jersey Industries, Inc.	10,027	324,273
		1,506,096
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.85% (Cost $25,100,780)		23,500,965
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-5.48%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(f)(g)	964,427	964,427
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(f)(g)	324,394	324,524
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,288,951)		1,288,951
TOTAL INVESTMENTS IN SECURITIES-105.33% (Cost $26,389,731)		24,789,916
OTHER ASSETS LESS LIABILITIES-(5.33)%		(1,253,990)
NET ASSETS-100.00%		$23,535,926

Investment Abbreviations:
CVR	-Contingent Value Rights
REIT	-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)—(continued)
August 31, 2019
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	The Fund’s Adviser and Invesco Mortgage Capital, Inc. are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Mortgage Capital, Inc. is considered to be affiliated. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended August 31, 2019.

	Value August 31, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2019	Dividend Income
Invesco Mortgage Capital, Inc.	$358,683	$839,388	$(488,164)	$(32,055)	$1,339	$679,191	$59,029

(d)	Non-income producing security.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(f)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco S&P SmallCap Low Volatility ETF (XSLV)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.79%
Communication Services-1.48%
Cogent Communications Holdings, Inc.	276,264	$ 16,821,715
Marcus Corp. (The)	403,378	13,537,366
		30,359,081
Consumer Discretionary-1.41%
Monarch Casino & Resort, Inc.(b)	324,433	14,398,336
Sturm Ruger & Co., Inc.	352,257	14,446,060
		28,844,396
Consumer Staples-3.76%
Cal-Maine Foods, Inc.	419,264	16,996,962
Darling Ingredients, Inc.(b)	815,916	15,176,038
Inter Parfums, Inc.	218,651	14,057,073
J & J Snack Foods Corp.	79,520	15,352,131
WD-40 Co.	84,143	15,339,269
		76,921,473
Financials-43.19%
Ambac Financial Group, Inc.(b)	772,335	13,932,923
AMERISAFE, Inc.	286,232	19,664,138
Apollo Commercial Real Estate Finance, Inc.	1,477,456	27,406,809
ARMOUR Residential REIT, Inc.	1,358,463	22,305,962
Berkshire Hills Bancorp, Inc.	484,007	14,195,925
Boston Private Financial Holdings, Inc.	1,372,332	14,574,166
Brookline Bancorp, Inc.	1,167,785	16,395,701
Capstead Mortgage Corp.	2,328,197	16,925,992
Central Pacific Financial Corp.	568,106	15,804,709
City Holding Co.	230,308	17,123,400
Columbia Banking System, Inc.	421,475	14,545,102
Community Bank System, Inc.	272,672	16,630,265
CVB Financial Corp.	845,345	17,388,747
Dime Community Bancshares, Inc.	740,135	14,676,877
Employers Holdings, Inc.	353,827	15,260,559
First Financial Bancorp	594,312	13,918,787
First Midwest Bancorp, Inc.	759,691	14,586,067
FirstCash, Inc.	151,767	14,983,956
Flagstar Bancorp, Inc.	474,876	17,261,743
Glacier Bancorp, Inc.	399,805	15,868,260
Granite Point Mortgage Trust, Inc.	1,579,432	28,887,811
Great Western Bancorp, Inc.	480,150	14,322,875
Heritage Financial Corp.	579,466	15,170,420
Hope Bancorp, Inc.	1,029,712	13,808,438
Horace Mann Educators Corp.	378,729	16,614,841
Independent Bank Corp.	216,589	14,643,582
Invesco Mortgage Capital, Inc.(c)	1,485,854	22,332,386
James River Group Holdings Ltd.	373,786	18,420,174
National Bank Holdings Corp., Class A	479,850	15,662,304
NBT Bancorp, Inc.	480,249	16,794,308
New York Mortgage Trust, Inc.	3,908,100	24,034,815
Northfield Bancorp, Inc.	1,175,949	18,250,729
Northwest Bancshares, Inc.	1,270,340	20,084,075
Old National Bancorp	944,774	15,872,203
Oritani Financial Corp.	1,260,398	21,590,618
PennyMac Mortgage Investment Trust	937,128	20,391,905
Piper Jaffray Cos.	209,222	15,222,993
ProAssurance Corp.	423,803	16,557,983
Provident Financial Services, Inc.	754,405	17,962,383
	Shares	Value
Financials-(continued)
Redwood Trust, Inc.	1,817,465	$ 30,169,919
RLI Corp.	212,908	19,495,986
S&T Bancorp, Inc.	459,382	15,720,052
Safety Insurance Group, Inc.	207,217	19,984,008
Selective Insurance Group, Inc.	225,134	17,927,420
ServisFirst Bancshares, Inc.	484,567	14,730,837
Southside Bancshares, Inc.	474,086	15,611,652
Stewart Information Services Corp.	604,799	21,663,900
TrustCo Bank Corp. NY	2,092,967	16,053,057
United Community Banks, Inc.	545,512	14,406,972
Westamerica Bancorp.	286,716	17,664,573
		883,503,307
Health Care-2.15%
CONMED Corp.	157,364	15,857,570
CorVel Corp.(b)	164,675	13,870,575
HealthStream, Inc.(b)	565,325	14,285,763
		44,013,908
Industrials-9.86%
Alamo Group, Inc.	150,643	17,200,418
Barnes Group, Inc.	336,969	15,113,060
Brady Corp., Class A	330,810	15,617,540
ESCO Technologies, Inc.	218,060	16,600,908
Exponent, Inc.	229,858	16,294,633
Forward Air Corp.	249,424	15,539,115
Gibraltar Industries, Inc.(b)	349,418	14,071,063
Heartland Express, Inc.	797,033	16,394,969
Kaman Corp.	279,953	16,346,456
Kelly Services, Inc., Class A	505,212	12,231,182
UniFirst Corp.	78,269	15,333,680
Viad Corp.	257,994	16,674,152
Watts Water Technologies, Inc., Class A	156,292	14,321,036
		201,738,212
Information Technology-5.15%
Badger Meter, Inc.	281,977	14,544,374
CSG Systems International, Inc.	284,568	15,332,524
ExlService Holdings, Inc.(b)	238,744	16,162,969
ManTech International Corp., Class A	213,173	14,981,798
MTS Systems Corp.	261,389	14,865,192
Perficient, Inc.(b)	414,041	15,253,270
Plexus Corp.(b)	246,460	14,099,977
		105,240,104
Materials-2.18%
Balchem Corp.	163,236	14,493,724
Neenah, Inc.	218,496	13,935,675
Stepan Co.	168,550	16,077,985
		44,507,384
Real Estate-24.96%
Acadia Realty Trust	644,899	17,637,988
Agree Realty Corp.	257,383	19,223,936
American Assets Trust, Inc.	430,781	20,186,398
Armada Hoffler Properties, Inc.	1,164,645	20,194,944
CareTrust REIT, Inc.	766,373	18,232,014
Chatham Lodging Trust	1,088,845	18,063,939
Chesapeake Lodging Trust	659,477	16,981,533
Community Healthcare Trust, Inc.	355,412	15,154,768

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Invesco S&P SmallCap Low Volatility ETF (XSLV)—(continued)
August 31, 2019
	Shares	Value
Real Estate-(continued)
DiamondRock Hospitality Co.	1,986,027	$ 18,807,676
Easterly Government Properties, Inc.	1,060,567	21,794,652
Four Corners Property Trust, Inc.	762,098	21,712,172
Getty Realty Corp.	684,692	21,745,818
Global NET Lease, Inc.	785,318	15,062,399
Hersha Hospitality Trust	1,007,800	14,008,420
Independence Realty Trust, Inc.	1,527,627	21,249,292
iStar, Inc.(d)	1,181,104	15,118,131
Kite Realty Group Trust	1,021,455	14,596,592
Lexington Realty Trust	1,777,305	18,466,199
LTC Properties, Inc.	384,179	18,747,935
Marcus & Millichap, Inc.(b)	407,569	14,705,089
National Storage Affiliates Trust	536,516	17,951,825
NorthStar Realty Europe Corp.	888,070	15,035,025
Retail Opportunity Investments Corp.	1,058,327	18,531,306
RPT Realty	1,284,307	15,283,253
Summit Hotel Properties, Inc.	1,448,582	16,166,175
Urstadt Biddle Properties, Inc., Class A	808,686	16,974,319
Washington REIT	708,145	18,758,761
Whitestone REIT(d)	1,260,382	15,653,944
Xenia Hotels & Resorts, Inc.	722,002	14,591,660
		510,636,163
Utilities-5.65%
American States Water Co.	247,183	22,871,843
Avista Corp.	468,567	21,975,793
California Water Service Group	336,505	18,992,342
El Paso Electric Co.	240,779	16,059,959
Northwest Natural Holding Co.	274,019	19,553,996
South Jersey Industries, Inc.	499,595	16,156,902
		115,610,835
Total Common Stocks & Other Equity Interests (Cost $1,974,794,621)		2,041,374,863
	Shares	Value
Money Market Funds-0.14%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(e) (Cost $2,928,891)	2,928,891	$ 2,928,891
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.93% (Cost $1,977,723,512)		2,044,303,754
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.69%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(e)(f)	10,506,667	10,506,667
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(e)(f)	3,500,822	3,502,223
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $14,008,889)		14,008,890
TOTAL INVESTMENTS IN SECURITIES-100.62% (Cost $1,991,732,401)		2,058,312,644
OTHER ASSETS LESS LIABILITIES-(0.62)%		(12,710,590)
NET ASSETS-100.00%		$ 2,045,602,054

Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser and Invesco Mortgage Capital, Inc. are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Mortgage Capital, Inc. is considered to be affiliated. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended August 31, 2019.

	Value August 31, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2019	Dividend Income
Invesco Mortgage Capital, Inc.	$15,555,741	$12,711,444	$(4,363,617)	$(1,587,192)	$16,010	$22,332,386	$2,016,042

(d)	All or a portion of this security was out on loan at August 31, 2019.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco S&P SmallCap Quality ETF (XSHQ)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Communication Services-0.58%
QuinStreet, Inc.(b)	976	$ 11,175
TechTarget, Inc.(b)	493	11,704
		22,879
Consumer Discretionary-13.23%
Abercrombie & Fitch Co., Class A	1,841	26,915
American Public Education, Inc.(b)	376	9,110
Barnes & Noble Education, Inc.(b)	1,054	4,111
Buckle, Inc. (The)(c)	787	15,425
Cavco Industries, Inc.(b)	199	36,511
Chico’s FAS, Inc.	2,766	8,630
Core-Mark Holding Co., Inc.	1,035	33,524
Dave & Buster’s Entertainment, Inc.(c)	1,227	52,822
Ethan Allen Interiors, Inc.	611	10,509
Fossil Group, Inc.(b)(c)	1,095	14,016
Fox Factory Holding Corp.(b)	836	60,225
Genesco, Inc.(b)	460	16,413
Gentherm, Inc.(b)	740	27,158
Haverty Furniture Cos., Inc.	456	8,732
La-Z-Boy, Inc.	1,219	38,850
Oxford Industries, Inc.	443	30,913
PetMed Express, Inc.(c)	682	10,776
Ruth’s Hospitality Group, Inc.	707	13,751
Shoe Carnival, Inc.(c)	279	8,576
Shutterstock, Inc.(b)	471	16,537
Steven Madden Ltd.	1,924	63,915
Vera Bradley, Inc.(b)	567	6,005
Zumiez, Inc.(b)	395	10,262
		523,686
Consumer Staples-7.61%
Calavo Growers, Inc.	316	28,013
Cal-Maine Foods, Inc.	663	26,878
Inter Parfums, Inc.	398	25,588
J & J Snack Foods Corp.	335	64,675
John B. Sanfilippo & Son, Inc.	193	17,872
Medifast, Inc.	424	42,383
WD-40 Co.	527	96,072
		301,481
Energy-0.53%
Era Group, Inc.(b)	466	4,418
Gulf Island Fabrication, Inc.(b)	432	2,734
Matrix Service Co.(b)	698	13,869
		21,021
Financials-21.19%
AMERISAFE, Inc.	520	35,724
Axos Financial, Inc.(b)	1,219	31,584
Blucora, Inc.(b)	1,100	24,838
Community Bank System, Inc.	1,157	70,565
Eagle Bancorp, Inc.	938	38,214
Employers Holdings, Inc.	818	35,280
Flagstar Bancorp, Inc.	663	24,100
Great Western Bancorp, Inc.	1,413	42,150
Hanmi Financial Corp.	825	14,776
Hope Bancorp, Inc.	2,766	37,092
Piper Jaffray Cos.	473	34,416
	Shares	Value
Financials-(continued)
Preferred Bank	370	$ 18,485
ProAssurance Corp.	1,255	49,033
RLI Corp.	1,009	92,394
S&T Bancorp, Inc.	829	28,368
Safety Insurance Group, Inc.	352	33,947
ServisFirst Bancshares, Inc.	1,354	41,162
Third Point Reinsurance Ltd. (Bermuda)(b)	2,040	19,217
United Community Banks, Inc.	1,959	51,737
United Fire Group, Inc.	498	22,490
Waddell & Reed Financial, Inc., Class A(c)	2,213	35,784
Westamerica Bancorp.	938	57,790
		839,146
Health Care-4.55%
CorVel Corp.(b)	229	19,289
Eagle Pharmaceuticals, Inc.(b)	249	14,041
HealthStream, Inc.(b)	640	16,173
Integer Holdings Corp.(b)	771	55,820
LeMaitre Vascular, Inc.	365	11,556
Medpace Holdings, Inc.(b)	663	53,643
Meridian Bioscience, Inc.	1,055	9,738
		180,260
Industrials-27.16%
AAON, Inc.	947	45,428
AeroVironment, Inc.(b)	636	32,773
Brady Corp., Class A	1,321	62,364
Comfort Systems USA, Inc.	834	32,242
Encore Wire Corp.	463	24,997
Exponent, Inc.	1,237	87,691
Federal Signal Corp.	1,422	42,248
Forrester Research, Inc.	262	9,136
Forward Air Corp.	683	42,551
Franklin Electric Co., Inc.	858	39,339
FTI Consulting, Inc.(b)	965	104,355
Gibraltar Industries, Inc.(b)	744	29,961
Heartland Express, Inc.	1,252	25,754
Hillenbrand, Inc.	1,715	47,060
Insteel Industries, Inc.	425	7,947
John Bean Technologies Corp.	718	73,466
Kaman Corp.	628	36,669
Lindsay Corp.	260	22,948
Marten Transport Ltd.	908	17,860
National Presto Industries, Inc.(c)	149	12,771
Navigant Consulting, Inc.	1,454	40,523
Park Aerospace Corp.	653	11,036
Proto Labs, Inc.(b)	629	59,591
Raven Industries, Inc.	898	26,195
Simpson Manufacturing Co., Inc.	1,001	64,264
TrueBlue, Inc.(b)	998	19,371
Watts Water Technologies, Inc., Class A	622	56,994
		1,075,534
Information Technology-14.50%
ADTRAN, Inc.	1,141	11,718
Badger Meter, Inc.	673	34,713
Cabot Microelectronics Corp.	619	77,158
Diodes, Inc.(b)	889	32,493
ePlus, Inc.(b)	316	25,824

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Invesco S&P SmallCap Quality ETF (XSHQ)—(continued)
August 31, 2019
	Shares	Value
Information Technology-(continued)
EVERTEC, Inc.	1,385	$ 48,281
Fabrinet (Thailand)(b)	825	41,654
Insight Enterprises, Inc.(b)	851	40,899
Kulicke & Soffa Industries, Inc. (Singapore)	1,402	29,204
Nanometrics, Inc.(b)	615	16,783
NETGEAR, Inc.(b)	801	27,811
Plexus Corp.(b)	688	39,361
Power Integrations, Inc.	763	67,922
Progress Software Corp.	1,295	48,925
Rudolph Technologies, Inc.(b)	758	16,668
TTEC Holdings, Inc.	314	14,730
		574,144
Materials-7.14%
AdvanSix, Inc.(b)	610	13,627
Balchem Corp.	719	63,840
FutureFuel Corp.	767	8,268
Innospec, Inc.	557	46,331
Kaiser Aluminum Corp.	387	34,223
Myers Industries, Inc.	853	14,356
Quaker Chemical Corp.	323	51,312
Stepan Co.	425	40,541
Tredegar Corp.	589	10,184
		282,682
Real Estate-3.50%
Lexington Realty Trust	5,816	60,428
LTC Properties, Inc.	915	44,652
NorthStar Realty Europe Corp.	1,966	33,285
		138,365
Total Common Stocks & Other Equity Interests (Cost $4,248,636)		3,959,198
	Shares	Value
Money Market Funds-0.14%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $5,387)	5,387	$ 5,387
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.13% (Cost $4,254,023)		3,964,585
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-3.17%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	94,278	94,278
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	31,413	31,426
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $125,704)		125,704
TOTAL INVESTMENTS IN SECURITIES-103.30% (Cost $4,379,727)		4,090,289
OTHER ASSETS LESS LIABILITIES-(3.30)%		(130,485)
NET ASSETS-100.00%		$ 3,959,804

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

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79

Statements of Assets and Liabilities
August 31, 2019
	Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)	Invesco Russell 1000 Equal Weight ETF (EQAL)	Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)	Invesco S&P 500 Enhanced Value ETF (SPVU)	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)	Invesco S&P 500® High Beta ETF (SPHB)
Assets:
Unaffiliated investments in securities, at value(a)	$17,986,984	$ 559,910,856	$ 110,995,819	$59,823,601	$ 166,580,538	$ 90,996,220
Affiliated investments in securities, at value	237,333	13,503,306	1,842,157	455,687	1,210,787	1,500,351
Receivable for:
Dividends	33,782	1,011,954	172,816	208,918	288,385	98,491
Securities lending	37	62,779	303	26	24	210
Investments sold	-	1,575,145	4,828	-	-	-
Fund shares sold	-	-	-	-	-	-
Foreign tax reclaims	-	828	-	-	-	-
Total assets	18,258,136	576,064,868	113,015,923	60,488,232	168,079,734	92,595,272
Liabilities:
Due to custodian	-	136,737	-	-	166,871	72,511
Payable for:
Investments purchased	-	-	-	-	-	-
Collateral upon return of securities loaned	218,038	13,311,091	1,783,473	313,571	1,210,787	1,500,350
Fund shares repurchased	-	1,575,645	4,828	-	-	-
Accrued unitary management fees	4,893	95,419	33,754	6,528	35,669	21,048
Accrued expenses	11,830	13,759	8,396	8,516	8,923	8,332
Total liabilities	234,761	15,132,651	1,830,451	328,615	1,422,250	1,602,241
Net Assets	$18,023,375	$560,932,217	$ 111,185,472	$60,159,617	$166,657,484	$ 90,993,031
Net assets consist of:
Shares of beneficial interest	$23,574,813	$ 600,757,694	$ 130,320,100	$64,743,679	$166,351,872	$171,110,554
Distributable earnings	(5,551,438)	(39,825,477)	(19,134,628)	(4,584,062)	305,612	(80,117,523)
Net Assets	$18,023,375	$560,932,217	$ 111,185,472	$60,159,617	$166,657,484	$ 90,993,031
Shares outstanding (unlimited amount authorized, $0.01 par value)	650,001	17,800,001	3,350,001	1,800,001	4,300,001	2,250,000
Net asset value	$ 27.73	$ 31.51	$ 33.19	$ 33.42	$ 38.76	$ 40.44
Market price	$ 27.71	$ 31.51	$ 33.19	$ 33.45	$ 38.77	$ 40.46
Unaffiliated investments in securities, at cost	$18,301,394	$570,899,109	$103,074,712	$62,266,334	$ 153,993,180	$106,942,263
Affiliated investments in securities, at cost	$ 243,196	$ 13,613,324	$ 1,842,157	$ 492,812	$ 1,210,787	$ 1,500,350
(a)Includes securities on loan with an aggregate value of:	$ 214,002	$ 12,900,501	$ 1,745,110	$ 304,156	$ 1,197,153	$ 1,466,551
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)	Invesco S&P 500® Low Volatility ETF (SPLV)	Invesco S&P 500 Minimum Variance ETF (SPMV)	Invesco S&P 500 Momentum ETF (SPMO)	Invesco S&P MidCap Low Volatility ETF (XMLV)	Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)	Invesco S&P SmallCap Low Volatility ETF (XSLV)	Invesco S&P SmallCap Quality ETF (XSHQ)

$3,301,529,101	$12,342,641,652	$1,510,941	$74,936,763	$3,227,873,887	$22,821,774	$2,019,042,477	$ 3,959,198
25,608,253	-	5,534	58,400	53,130,567	1,968,142	39,270,167	131,091

14,932,656	26,082,386	2,490	119,689	5,147,238	51,483	2,323,847	3,055
1,973	-	1	14	10,995	2,657	3,470	36
12,107,070	34,000,508	-	-	-	-	-	-
-	11,349,917	-	-	5,187,307	-	-	-
-	-	-	-	-	-	-	-
3,354,179,053	12,414,074,463	1,518,966	75,114,866	3,291,349,994	24,844,056	2,060,639,961	4,093,380

11,384,012	17,111,047	-	-	600,550	5,888	576,269	-

-	11,343,774	-	-	5,180,719	-	-	-
25,608,253	-	870	46,888	53,130,567	1,288,951	14,008,889	125,704
12,113,585	34,016,763	-	-	-	-	-	-
841,670	2,575,601	40	7,807	660,655	6,150	423,345	979
46,821	148,578	6,863	7,607	41,967	7,141	29,404	6,893
49,994,341	65,195,763	7,773	62,302	59,614,458	1,308,130	15,037,907	133,576
$3,304,184,712	$ 12,348,878,700	$1,511,193	$ 75,052,564	$3,231,735,536	$23,535,926	$ 2,045,602,054	$ 3,959,804

$3,675,012,828	$11,604,066,221	$1,296,774	$73,770,786	$3,076,921,011	$26,876,879	$ 2,052,651,633	$ 6,159,125
(370,828,116)	744,812,479	214,419	1,281,778	154,814,525	(3,340,953)	(7,049,579)	(2,199,321)
$3,304,184,712	$ 12,348,878,700	$1,511,193	$ 75,052,564	$3,231,735,536	$23,535,926	$ 2,045,602,054	$ 3,959,804
81,550,000	217,600,000	50,001	1,850,001	62,300,000	1,050,001	43,000,000	150,001
$ 40.52	$ 56.75	$ 30.22	$ 40.57	$ 51.87	$ 22.42	$ 47.57	$ 26.40
$ 40.55	$ 56.77	$ 30.24	$ 40.59	$ 51.88	$ 22.35	$ 47.59	$ 26.39
$3,437,737,932	$11,091,463,176	$1,286,428	$72,148,837	$ 2,995,016,648	$24,390,273	$ 1,950,803,509	$ 4,248,636
$ 25,608,253	$ -	$ 5,534	$ 58,400	$ 53,130,567	$ 1,999,458	$ 40,928,892	$ 131,091
$ 25,193,217	$ -	$ 842	$ 45,968	$ 52,260,062	$ 1,214,043	$ 13,154,499	$ 124,121

81

Statements of Operations
For the year ended August 31, 2019
	Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)	Invesco Russell 1000 Equal Weight ETF (EQAL)	Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)	Invesco S&P 500 Enhanced Value ETF (SPVU)	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)	Invesco S&P 500® High Beta ETF (SPHB)
Investment income:
Unaffiliated dividend income	$ 1,291,967	$ 9,001,503	$ 3,210,839	$ 1,019,261	$ 2,903,135	$ 2,235,960
Affiliated dividend income	3,452	19,086	12,195	8,999	1,499	17,707
Securities lending income	20,050	348,155	77,492	422	707	1,050
Foreign witholding tax	(865)	(6,628)	(2,307)	-	-	-
Total investment income	1,314,604	9,362,116	3,298,219	1,028,682	2,905,341	2,254,717
Expenses:
Unitary management fees	197,261	999,146	529,729	46,572	364,186	425,718
Proxy fees	7,167	13,759	8,345	7,545	8,923	8,332
Total expenses	204,428	1,012,905	538,074	54,117	373,109	434,050
Less: Waivers	(68)	(438)	(162)	(50)	(126)	(135)
Net expenses	204,360	1,012,467	537,912	54,067	372,983	433,915
Net investment income	1,110,244	8,349,649	2,760,307	974,615	2,532,358	1,820,802
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(3,465,330)	(18,989,526)	(12,593,971)	(1,824,749)	(2,807,934)	(12,804,912)
Affiliated investment securities	(72,102)	(27,855)	55,664	(22,422)	-	(818,193)
Unaffiliated in-kind redemptions	(1,581,389)	31,716,919	18,615,727	1,670,208	13,944,306	7,984,183
Affiliated in-kind redemptions	(48,973)	2,844	30,830	(1,565)	-	(57,327)
Net realized gain (loss)	(5,167,794)	12,702,382	6,108,250	(178,528)	11,136,372	(5,696,249)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(10,769,683)	(49,150,490)	(5,831,764)	(3,679,027)	(478,006)	(15,627,507)
Affiliated investment securities	55,322	(58,158)	-	(26,968)	-	645,697
Change in unrealized appreciation (depreciation)	(10,714,361)	(49,208,648)	(5,831,764)	(3,705,995)	(478,006)	(14,981,810)
Net realized and unrealized gain (loss)	(15,882,155)	(36,506,266)	276,486	(3,884,523)	10,658,366	(20,678,059)
Net increase (decrease) in net assets resulting from operations	$(14,771,911)	$(28,156,617)	$ 3,036,793	$ (2,909,908)	$13,190,724	$ (18,857,257)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)	Invesco S&P 500® Low Volatility ETF (SPLV)	Invesco S&P 500 Minimum Variance ETF (SPMV)	Invesco S&P 500 Momentum ETF (SPMO)	Invesco S&P MidCap Low Volatility ETF (XMLV)	Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)	Invesco S&P SmallCap Low Volatility ETF (XSLV)	Invesco S&P SmallCap Quality ETF (XSHQ)

$ 122,790,238	$ 238,802,109	$ 31,247	$ 817,521	$ 56,052,252	$ 790,924	$ 45,545,173	$ 223,320
3,363,447	68,700	34	890	22,878	59,515	2,041,513	775
12,042	5,638	7	61	86,613	11,081	22,062	1,048
-	-	-	-	-	-	(7,217)	(141)
126,165,727	238,876,447	31,288	818,472	56,161,743	861,520	47,601,531	225,002

8,867,377	23,986,909	1,420	72,462	5,693,659	55,889	4,143,432	41,513
46,821	148,578	6,863	7,607	41,967	7,141	29,404	6,893
8,914,198	24,135,487	8,283	80,069	5,735,626	63,030	4,172,836	48,406
(2,501)	(5,360)	(3)	(75)	(1,928)	(38)	(2,147)	(67)
8,911,697	24,130,127	8,280	79,994	5,733,698	62,992	4,170,689	48,339
117,254,030	214,746,320	23,008	738,478	50,428,045	798,528	43,430,842	176,663

(72,315,669)	(86,751,734)	38,936	(1,637,817)	(48,682,586)	(1,257,289)	(57,971,807)	(2,304,037)
(24,993,503)	-	-	-	-	(1,430)	(96,559)	-
121,001,548	758,263,456	—	4,669,025	128,105,120	1,142,909	59,469,715	(2,095,585)
457,820	-	-	-	-	2,769	112,568	-
24,150,196	671,511,722	38,936	3,031,208	79,422,534	(113,041)	1,513,917	(4,399,622)

(117,637,312)	741,634,019	43,428	(546,724)	109,821,075	(2,025,846)	(87,435,455)	(3,277,772)
15,252,893	-	-	-	-	(32,055)	(1,587,192)	-
(102,384,419)	741,634,019	43,428	(546,724)	109,821,075	(2,057,901)	(89,022,647)	(3,277,772)
(78,234,223)	1,413,145,741	82,364	2,484,484	189,243,609	(2,170,942)	(87,508,730)	(7,677,394)
$ 39,019,807	$1,627,892,061	$105,372	$ 3,222,962	$239,671,654	$(1,372,414)	$(44,077,888)	$ (7,500,731)

83

Statements of Changes in Net Assets
For the year ended August 31, 2019, period November 1, 2017 through August 31, 2018 and the year ended October 31, 2017
	Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Period Ended October 31, 2017(a)
Operations:
Net investment income	$ 1,110,244	$ 1,574,241	$ 212,048
Net realized gain (loss)	(5,167,794)	1,557,997	(9,599)
Change in net unrealized appreciation (depreciation)	(10,714,361)	7,869,476	2,524,612
Net increase (decrease) in net assets resulting from operations	(14,771,911)	11,001,714	2,727,061
Distributions to Shareholders from:
Distributable earnings	(1,520,785)	(1,209,519)	(100,835)
Shareholder Transactions:
Proceeds from shares sold	11,278,350	89,214,658	64,674,553
Value of shares repurchased	(122,461,818)	(20,808,093)	-
Net increase (decrease) in net assets resulting from share transactions	(111,183,468)	68,406,565	64,674,553
Net increase (decrease) in net assets	(127,476,164)	78,198,760	67,300,779
Net assets:
Beginning of period	145,499,539	67,300,779	-
End of period	$ 18,023,375	$145,499,539	$ 67,300,779
Changes in Shares Outstanding:
Shares sold	450,000	3,250,000	2,550,001
Shares repurchased	(4,850,000)	(750,000)	-
Shares outstanding, beginning of period	5,050,001	2,550,001	-
Shares outstanding, end of period	650,001	5,050,001	2,550,001

(a)	For the period July 11, 2017 (commencement of investment operations) through October 31, 2017.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco Russell 1000 Equal Weight ETF (EQAL)			Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)
Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017

$ 8,349,649	$ 5,156,476	$ 3,702,498	$ 2,760,307	$ 2,108,946	$ 2,529,933
12,702,382	20,889,632	10,100,303	6,108,250	16,213,962	13,584,417
(49,208,648)	19,052,009	24,256,985	(5,831,764)	1,536,763	7,973,509
(28,156,617)	45,098,117	38,059,786	3,036,793	19,859,671	24,087,859

(7,723,638)	(3,959,851)	(3,397,369)	(2,991,612)	(1,895,751)	(2,395,027)

337,112,809	237,551,147	242,896,219	68,942,101	103,983,202	82,940,794
(214,854,299)	(119,630,244)	(77,547,535)	(122,579,609)	(110,683,953)	(89,822,766)
122,258,510	117,920,903	165,348,684	(53,637,508)	(6,700,751)	(6,881,972)
86,378,255	159,059,169	200,011,101	(53,592,327)	11,263,169	14,810,860

474,553,962	315,494,793	115,483,692	164,777,799	153,514,630	138,703,770
$ 560,932,217	$ 474,553,962	$315,494,793	$ 111,185,472	$ 164,777,799	$153,514,630

10,900,000	7,600,000	8,700,000	2,250,000	3,300,000	2,950,000
(7,350,000)	(3,900,000)	(2,700,000)	(3,850,000)	(3,500,000)	(3,150,000)
14,250,001	10,550,001	4,550,001	4,950,001	5,150,001	5,350,001
17,800,001	14,250,001	10,550,001	3,350,001	4,950,001	5,150,001

85

Statements of Changes in Net Assets—(continued)
For the year ended August 31, 2019, period November 1, 2017 through August 31, 2018 and the year ended October 31, 2017
	Invesco S&P 500 Enhanced Value ETF (SPVU)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$ 974,615	$ 516,427	$ 440,555
Net realized gain (loss)	(178,528)	3,143,872	612,256
Change in net unrealized appreciation (depreciation)	(3,705,995)	(1,475,209)	2,679,062
Net increase (decrease) in net assets resulting from operations	(2,909,908)	2,185,090	3,731,873
Distributions to Shareholders from:
Distributable earnings	(780,361)	(467,801)	(348,743)
Shareholder Transactions:
Proceeds from shares sold	58,629,846	20,908,118	59,262,427
Value of shares repurchased	(21,775,533)	(46,904,649)	(12,692,825)
Net increase (decrease) in net assets resulting from share transactions	36,854,313	(25,996,531)	46,569,602
Net increase (decrease) in net assets	33,164,044	(24,279,242)	49,952,732
Net assets:
Beginning of period	26,995,573	51,274,815	1,322,083
End of period	$ 60,159,617	$ 26,995,573	$ 51,274,815
Changes in Shares Outstanding:
Shares sold	1,700,000	600,000	1,900,000
Shares repurchased	(650,000)	(1,400,000)	(400,000)
Shares outstanding, beginning of period	750,001	1,550,001	50,001
Shares outstanding, end of period	1,800,001	750,001	1,550,001
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)			Invesco S&P 500® High Beta ETF (SPHB)
Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017

$ 2,532,358	$ 2,081,985	$ 2,641,344	$ 1,820,802	$ 3,827,847	$ 5,102,582
11,136,372	17,740,775	20,049,802	(5,696,249)	35,618,695	81,891,959
(478,006)	(1,085,115)	10,253,938	(14,981,810)	(3,534,672)	12,159,003
13,190,724	18,737,645	32,945,084	(18,857,257)	35,911,870	99,153,544

(2,615,963)	(2,103,003)	(2,593,776)	(1,882,965)	(3,731,027)	(5,358,690)

118,524,306	145,540,212	131,851,703	511,841,105	537,521,730	1,052,063,298
(108,630,536)	(147,139,160)	(195,472,407)	(572,041,756)	(756,840,730)	(1,275,990,516)
9,893,770	(1,598,948)	(63,620,704)	(60,200,651)	(219,319,000)	(223,927,218)
20,468,531	15,035,694	(33,269,396)	(80,940,873)	(187,138,157)	(130,132,364)

146,188,953	131,153,259	164,422,655	171,933,904	359,072,061	489,204,425
$ 166,657,484	$ 146,188,953	$ 131,153,259	$ 90,993,031	$ 171,933,904	$ 359,072,061

3,250,000	4,250,000	4,550,000	12,350,000	12,500,000	28,250,000
(3,000,000)	(4,250,000)	(6,650,000)	(13,900,000)	(17,650,000)	(34,450,000)
4,050,001	4,050,001	6,150,001	3,800,000	8,950,000	15,150,000
4,300,001	4,050,001	4,050,001	2,250,000	3,800,000	8,950,000

87

Statements of Changes in Net Assets—(continued)
For the year ended August 31, 2019, period November 1, 2017 through August 31, 2018 and the year ended October 31, 2017
	Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$ 117,254,030	$ 91,454,986	$ 98,199,117
Net realized gain (loss)	24,150,196	137,747,164	184,569,396
Change in net unrealized appreciation (depreciation)	(102,384,419)	(108,303,660)	73,529,904
Net increase in net assets resulting from operations	39,019,807	120,898,490	356,298,417
Distributions to Shareholders from:
Distributable earnings	(125,050,260)	(92,276,850)	(107,583,441)
Shareholder Transactions:
Proceeds from shares sold	1,743,813,300	1,282,580,964	2,107,138,978
Value of shares repurchased	(1,010,466,400)	(1,627,935,128)	(2,005,683,823)
Net increase (decrease) in net assets resulting from share transactions	733,346,900	(345,354,164)	101,455,155
Net increase (decrease) in net assets	647,316,447	(316,732,524)	350,170,131
Net assets:
Beginning of period	2,656,868,265	2,973,600,789	2,623,430,658
End of period	$ 3,304,184,712	$ 2,656,868,265	$ 2,973,600,789
Changes in Shares Outstanding:
Shares sold	42,100,000	30,850,000	52,700,000
Shares repurchased	(24,300,000)	(39,200,000)	(50,200,000)
Shares outstanding, beginning of period	63,750,000	72,100,000	69,600,000
Shares outstanding, end of period	81,550,000	63,750,000	72,100,000

(a)	For the period July 11, 2017 (commencement of investment operations) through October 31, 2017.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Invesco S&P 500® Low Volatility ETF (SPLV)			Invesco S&P 500 Minimum Variance ETF (SPMV)
Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Period Ended October 31, 2017(a)

$ 214,746,320	$ 123,467,916	$ 145,254,170	$ 23,008	$ 27,326	$ 15,354
671,511,722	664,059,444	444,090,605	38,936	172,953	(817)
741,634,019	(175,481,341)	468,264,797	43,428	50,344	130,741
1,627,892,061	612,046,019	1,057,609,572	105,372	250,623	145,278

(212,616,965)	(124,946,206)	(145,029,675)	(53,840)	(30,483)	(7,768)

8,792,834,411	4,931,352,695	4,465,475,987	-	1,381,755	2,491,823
(5,240,593,236)	(5,177,453,666)	(4,688,707,093)	-	(2,771,567)	-
3,552,241,175	(246,100,971)	(223,231,106)	-	(1,389,812)	2,491,823
4,967,516,271	240,998,842	689,348,791	51,532	(1,169,672)	2,629,333

7,381,362,429	7,140,363,587	6,451,014,796	1,459,661	2,629,333	-
$12,348,878,700	$ 7,381,362,429	$ 7,140,363,587	$1,511,193	$ 1,459,661	$2,629,333

170,200,000	104,200,000	102,100,000	-	50,000	100,001
(100,900,000)	(109,250,000)	(108,150,000)	-	(100,000)	-
148,300,000	153,350,000	159,400,000	50,001	100,001	-
217,600,000	148,300,000	153,350,000	50,001	50,001	100,001

89

Statements of Changes in Net Assets—(continued)
For the year ended August 31, 2019, period November 1, 2017 through August 31, 2018 and the year ended October 31, 2017
	Invesco S&P 500 Momentum ETF (SPMO)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$ 738,478	$ 215,217	$ 23,533
Net realized gain (loss)	3,031,208	1,513,084	204,423
Change in net unrealized appreciation (depreciation)	(546,724)	3,135,412	145,527
Net increase (decrease) in net assets resulting from operations	3,222,962	4,863,713	373,483
Distributions to Shareholders from:
Distributable earnings	(623,934)	(128,220)	(24,884)
Shareholder Transactions:
Proceeds from shares sold	97,162,753	62,079,720	2,991,006
Value of shares repurchased	(74,791,195)	(18,396,137)	(3,004,960)
Net increase (decrease) in net assets resulting from share transactions	22,371,558	43,683,583	(13,954)
Net increase in net assets	24,970,586	48,419,076	334,645
Net assets:
Beginning of period	50,081,978	1,662,902	1,328,257
End of period	$ 75,052,564	$ 50,081,978	$ 1,662,902
Changes in Shares Outstanding:
Shares sold	2,550,000	1,700,000	100,000
Shares repurchased	(1,950,000)	(500,000)	(100,000)
Shares outstanding, beginning of period	1,250,001	50,001	50,001
Shares outstanding, end of period	1,850,001	1,250,001	50,001

(a)	For the period November 29, 2016 (commencement of investment operations) through October 31, 2017.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Invesco S&P MidCap Low Volatility ETF (XMLV)			Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)
Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Period Ended October 31, 2017(a)

$ 50,428,045	$ 26,961,995	$ 15,787,266	$ 798,528	$ 249,538	$ 240,595
79,422,534	104,392,113	51,677,535	(113,041)	112,995	107,197
109,821,075	6,754,525	92,875,997	(2,057,901)	607,273	(149,187)
239,671,654	138,108,633	160,340,798	(1,372,414)	969,806	198,605

(42,226,033)	(24,301,375)	(14,587,225)	(927,458)	(329,517)	(276,845)

2,258,903,703	846,187,776	865,051,116	25,912,303	7,780,195	13,849,536
(668,254,758)	(711,572,371)	(497,680,763)	(12,162,724)	(3,871,849)	(6,233,712)
1,590,648,945	134,615,405	367,370,353	13,749,579	3,908,346	7,615,824
1,788,094,566	248,422,663	513,123,926	11,449,707	4,548,635	7,537,584

1,443,640,970	1,195,218,307	682,094,381	12,086,219	7,537,584	-
$3,231,735,536	$1,443,640,970	$1,195,218,307	$ 23,535,926	$12,086,219	$ 7,537,584

46,300,000	18,400,000	20,500,000	1,100,000	300,000	550,001
(13,450,000)	(15,500,000)	(11,800,000)	(500,000)	(150,000)	(250,000)
29,450,000	26,550,000	17,850,000	450,001	300,001	-
62,300,000	29,450,000	26,550,000	1,050,001	450,001	300,001

91

Statements of Changes in Net Assets—(continued)
For the year ended August 31, 2019, period November 1, 2017 through August 31, 2018 and the year ended October 31, 2017
	Invesco S&P SmallCap Low Volatility ETF (XSLV)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$ 43,430,842	$ 22,493,329	$ 20,526,502
Net realized gain (loss)	1,513,917	98,748,047	67,024,522
Change in net unrealized appreciation (depreciation)	(89,022,647)	23,537,205	95,413,872
Net increase (decrease) in net assets resulting from operations	(44,077,888)	144,778,581	182,964,896
Distributions to Shareholders from:
Distributable earnings	(43,490,857)	(19,115,449)	(18,420,981)
Shareholder Transactions:
Proceeds from shares sold	1,001,558,929	653,336,692	716,336,132
Value of shares repurchased	(301,743,868)	(425,116,341)	(453,228,874)
Net increase (decrease) in net assets resulting from share transactions	699,815,061	228,220,351	263,107,258
Net increase (decrease) in net assets	612,246,316	353,883,483	427,651,173
Net assets:
Beginning of period	1,433,355,738	1,079,472,255	651,821,082
End of period	$ 2,045,602,054	$1,433,355,738	$1,079,472,255
Changes in Shares Outstanding:
Shares sold	21,300,000	13,900,000	16,700,000
Shares repurchased	(6,350,000)	(9,100,000)	(10,650,000)
Shares outstanding, beginning of period	28,050,000	23,250,000	17,200,000
Shares outstanding, end of period	43,000,000	28,050,000	23,250,000

(a)	For the period April 3, 2017 (commencement of investment operations) through October 31, 2017.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Invesco S&P SmallCap Quality ETF (XSHQ)
Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Period Ended October 31, 2017(a)

$ 176,663	$ 82,869	$ 11,518
(4,399,622)	169,057	67,749
(3,277,772)	2,947,114	41,220
(7,500,731)	3,199,040	120,487

(246,833)	(16,059)	(9,661)

10,090,242	41,298,366	3,727,343
(41,307,141)	(2,862,484)	(2,532,765)
(31,216,899)	38,435,882	1,194,578
(38,964,463)	41,618,863	1,305,404

42,924,267	1,305,404	-
$ 3,959,804	$42,924,267	$ 1,305,404

350,000	1,400,000	150,001
(1,550,000)	(100,000)	(100,000)
1,350,001	50,001	-
150,001	1,350,001	50,001

93

Financial Highlights
Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	For the Period July 11, 2017(a) Through October 31, 2017
Per Share Operating Performance:
Net asset value at beginning of period	$ 28.81	$ 26.39	$ 24.98
Net investment income(b)	0.45	0.39	0.11
Net realized and unrealized gain (loss) on investments	(0.91)	2.34	1.35
Total from investment operations	(0.46)	2.73	1.46
Distributions to shareholders from:
Net investment income	(0.62)	(0.31)	(0.05)
Net asset value at end of period	$ 27.73	$ 28.81	$ 26.39
Market price at end of period(c)	$ 27.71	$ 28.83	$ 26.43
Net Asset Value Total Return(d)	(1.34)%	10.38%	5.84% (e)
Market Price Total Return(d)	(1.49)%	10.29%	6.00% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$18,023	$145,500	$67,301
Ratio to average net assets of:
Expenses	0.30% (f)	0.29% (g)	0.29% (g)
Net investment income	1.63% (f)	1.69% (g)	1.35% (g)
Portfolio turnover rate(h)	23%	34%	2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (July 13, 2017, the first day of trading on the exchange) to October 31, 2017 was 4.96%. The market price total return from Fund Inception to October 31, 2017 was 5.08%.
(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Financial Highlights—(continued)
Invesco Russell 1000 Equal Weight ETF (EQAL)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,		For the Period December 22, 2014(a) Through October 31, 2015
			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$ 33.30	$ 29.90	$ 25.38	$ 24.44	$ 25.05
Net investment income(b)	0.53	0.41	0.42	0.41	0.32
Net realized and unrealized gain (loss) on investments	(1.84)	3.31	4.50	0.95	(0.71)
Total from investment operations	(1.31)	3.72	4.92	1.36	(0.39)
Distributions to shareholders from:
Net investment income	(0.48)	(0.32)	(0.40)	(0.42)	(0.22)
Net asset value at end of period	$ 31.51	$ 33.30	$ 29.90	$ 25.38	$ 24.44
Market price at end of period(c)	$ 31.51	$ 33.31	$ 29.91	$ 25.41	$ 24.48
Net Asset Value Total Return(d)	(3.88)%	12.50%	19.48%	5.67%	(1.58)% (e)
Market Price Total Return(d)	(3.91)%	12.49%	19.38%	5.62%	(1.42)% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$560,932	$474,554	$315,495	$115,484	$149,084
Ratio to average net assets of:
Expenses	0.20%	0.20% (f)	0.20%	0.20%	0.20% (f)
Net investment income	1.67%	1.57% (f)	1.48%	1.70%	1.49% (f)
Portfolio turnover rate(g)	27%	19%	29%	31%	24%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (December 23, 2014, the first day of trading on the exchange) to October 31, 2015 was (2.01)%. The market price total return from Fund Inception to October 31, 2015 was (1.93)%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Financial Highlights—(continued)
Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	For the Period November 2, 2015(a) Through October 31, 2016
Per Share Operating Performance:
Net asset value at beginning of period	$ 33.29	$ 29.81	$ 25.93	$ 25.31
Net investment income(b)	0.58	0.42	0.45	0.42
Net realized and unrealized gain (loss) on investments	(0.07)	3.44	3.83	0.53
Total from investment operations	0.51	3.86	4.28	0.95
Distributions to shareholders from:
Net investment income	(0.61)	(0.38)	(0.40)	(0.33)
Net asset value at end of period	$ 33.19	$ 33.29	$ 29.81	$ 25.93
Market price at end of period(c)	$ 33.19	$ 33.29	$ 29.81	$ 25.95
Net Asset Value Total Return(d)	1.69%	13.04%	16.60%	3.78% (e)
Market Price Total Return(d)	1.69%	13.04%	16.51%	3.86% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$111,185	$164,778	$153,515	$138,704
Ratio to average net assets of:
Expenses	0.36% (f)	0.35% (g)	0.35%	0.35% (g)
Net investment income	1.82% (f)	1.63% (g)	1.60%	1.66% (g)
Portfolio turnover rate(h)	53%	91%	40%	118%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (November 5, 2015, the first day of trading on the exchange) to October 31, 2016 was 4.19%. The market price total return from Fund Inception to October 31, 2016 was 4.15%.
(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Financial Highlights—(continued)
Invesco S&P 500 Enhanced Value ETF (SPVU)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,		For the Period October 6, 2015(a) Through October 31, 2015
			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$ 35.99	$ 33.08	$ 26.44	$25.78	$25.04
Net investment income(b)	0.93	0.68	0.57	0.63	0.01
Net realized and unrealized gain (loss) on investments	(2.67)	3.12	6.44	0.38	0.73
Total from investment operations	(1.74)	3.80	7.01	1.01	0.74
Distributions to shareholders from:
Net investment income	(0.83)	(0.89)	(0.37)	(0.35)	-
Net asset value at end of period	$ 33.42	$ 35.99	$ 33.08	$26.44	$25.78
Market price at end of period(c)	$ 33.45	$ 36.01	$ 33.10	$26.45	$25.83
Net Asset Value Total Return(d)	(4.79)%	11.61%	26.58%	4.03%	2.96% (e)
Market Price Total Return(d)	(4.76)%	11.60%	26.61%	3.86%	3.15% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$60,160	$26,996	$51,275	$1,322	$2,578
Ratio to average net assets of:
Expenses	0.15% (f)	0.16% (g)	0.25%	0.25%	0.25% (g)
Net investment income	2.72% (f)	2.35% (g)	1.81%	2.53%	0.63% (g)
Portfolio turnover rate(h)	54%	34%	36%	42%	0% (i)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 1.38%. The market price total return from Fund Inception to October 31, 2015 was 1.45%.
(f)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(i)	Amount represents less than 0.5%.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

Financial Highlights—(continued)
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,		For the Period April 6, 2015(a) Through October 31, 2015
			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$ 36.10	$ 32.38	$ 26.74	$ 25.36	$ 25.14
Net investment income(b)	0.63	0.43	0.51	0.44	0.23
Net realized and unrealized gain on investments	2.68	3.73	5.62	1.39	0.18
Total from investment operations	3.31	4.16	6.13	1.83	0.41
Distributions to shareholders from:
Net investment income	(0.65)	(0.44)	(0.49)	(0.45)	(0.19)
Return of capital	-	-	-	-	(0.00) (c)
Total distributions	(0.65)	(0.44)	(0.49)	(0.45)	(0.19)
Net asset value at end of period	$ 38.76	$ 36.10	$ 32.38	$ 26.74	$ 25.36
Market price at end of period(d)	$ 38.77	$ 36.11	$ 32.38	$ 26.75	$ 25.42
Net Asset Value Total Return(e)	9.35%	12.92%	23.11%	7.29%	1.62% (f)
Market Price Total Return(e)	9.35%	12.96%	23.06%	7.08%	1.86% (f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$166,657	$146,189	$131,153	$164,423	$107,785
Ratio to average net assets of:
Expenses	0.26% (g)	0.25% (h)	0.25%	0.25%	0.25% (h)
Net investment income	1.74% (g)	1.52% (h)	1.75%	1.65%	1.65% (h)
Portfolio turnover rate(i)	62%	68%	61%	52%	32%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (April 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 1.62%. The market price total return from Fund Inception to October 31, 2015 was 1.78%.
(g)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Financial Highlights—(continued)
Invesco S&P 500® High Beta ETF (SPHB)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 45.25	$ 40.12	$ 32.29	$ 31.38	$ 34.04	$ 28.51
Net investment income(a)	0.44	0.51	0.44	0.39	0.37	0.29
Net realized and unrealized gain (loss) on investments	(4.67)	5.15	8.01	0.84	(2.58)	5.54
Total from investment operations	(4.23)	5.66	8.45	1.23	(2.21)	5.83
Distributions to shareholders from:
Net investment income	(0.58)	(0.53)	(0.62)	(0.32)	(0.45)	(0.30)
Net asset value at end of period	$ 40.44	$ 45.25	$ 40.12	$ 32.29	$ 31.38	$ 34.04
Market price at end of period(b)	$ 40.46	$ 45.28	$ 40.12	$ 32.32	$ 31.42	$ 34.05
Net Asset Value Total Return(c)	(9.32)%	14.14%	26.32%	4.02%	(6.56)%	20.55%
Market Price Total Return(c)	(9.33)%	14.22%	26.20%	3.98%	(6.47)%	20.47%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$90,993	$171,934	$359,072	$489,204	$80,025	$233,167
Ratio to average net assets of:
Expenses	0.25%	0.25% (d)	0.25%	0.25%	0.25%	0.25%
Net investment income	1.07%	1.42% (d)	1.18%	1.28%	1.09%	0.93%
Portfolio turnover rate(e)	69%	76%	80%	55%	90%	78%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Financial Highlights—(continued)
Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 41.68	$ 41.24	$ 37.69	$ 33.22	$ 32.14	$ 28.36
Net investment income(a)	1.64	1.35	1.33	1.29	1.10	1.01
Net realized and unrealized gain (loss) on investments	(1.06)	0.45	3.68	4.51	1.13	3.86
Total from investment operations	0.58	1.80	5.01	5.80	2.23	4.87
Distributions to shareholders from:
Net investment income	(1.74)	(1.36)	(1.46)	(1.33)	(1.15)	(1.07)
Net realized gains	-	-	-	-	-	(0.02)
Total distributions	(1.74)	(1.36)	(1.46)	(1.33)	(1.15)	(1.09)
Net asset value at end of period	$ 40.52	$ 41.68	$ 41.24	$ 37.69	$ 33.22	$ 32.14
Market price at end of period(b)	$ 40.55	$ 41.68	$ 41.25	$ 37.72	$ 33.27	$ 32.15
Net Asset Value Total Return(c)	1.42%	4.48%	13.48%	17.75%	7.07%	17.59%
Market Price Total Return(c)	1.49%	4.45%	13.42%	17.66%	7.20%	17.50%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$3,304,185	$2,656,868	$2,973,601	$2,623,431	$538,180	$210,523
Ratio to average net assets of:
Expenses	0.30%	0.30% (d)	0.30%	0.30%	0.30%	0.30%
Net investment income	3.97%	3.95% (d)	3.31%	3.48%	3.38%	3.39%
Portfolio turnover rate(e)	43%	46%	56%	50%	48%	53%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Financial Highlights—(continued)
Invesco S&P 500® Low Volatility ETF (SPLV)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 49.77	$ 46.56	$ 40.47	$ 38.34	$ 36.60	$ 32.56
Net investment income(a)	1.16	0.81	0.95	0.81	0.85	0.83
Net realized and unrealized gain on investments	6.96	3.23	6.09	2.16	1.78	4.04
Total from investment operations	8.12	4.04	7.04	2.97	2.63	4.87
Distributions to shareholders from:
Net investment income	(1.14)	(0.83)	(0.95)	(0.84)	(0.89)	(0.83)
Net asset value at end of period	$ 56.75	$ 49.77	$ 46.56	$ 40.47	$ 38.34	$ 36.60
Market price at end of period(b)	$ 56.77	$ 49.78	$ 46.57	$ 40.50	$ 38.40	$ 36.62
Net Asset Value Total Return(c)	16.57%	8.77%	17.57%	7.80%	7.28%	15.18%
Market Price Total Return(c)	16.59%	8.76%	17.51%	7.72%	7.39%	15.14%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$12,348,879	$7,381,362	$7,140,364	$6,451,015	$5,051,233	$4,498,516
Ratio to average net assets of:
Expenses	0.25%	0.25% (d)	0.25%	0.25%	0.25%	0.25%
Net investment income	2.24%	2.06% (d)	2.18%	2.02%	2.26%	2.44%
Portfolio turnover rate(e)	51%	68%	49%	53%	65%	51%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Financial Highlights—(continued)
Invesco S&P 500 Minimum Variance ETF (SPMV)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	For the Period July 11, 2017(a) Through October 31, 2017
Per Share Operating Performance:
Net asset value at beginning of period	$29.19	$26.29	$24.92
Net investment income(b)	0.46	0.47	0.15
Net realized and unrealized gain on investments	1.65	3.04	1.30
Total from investment operations	2.11	3.51	1.45
Distributions to shareholders from:
Net investment income	(0.55)	(0.61)	(0.08)
Net realized gains	(0.53)	-	-
Total distributions	(1.08)	(0.61)	(0.08)
Net asset value at end of period	$30.22	$29.19	$26.29
Market price at end of period(c)	$30.24	$29.19	$26.30
Net Asset Value Total Return(d)	7.86%	13.50%	5.81% (e)
Market Price Total Return(d)	7.94%	13.45%	5.85% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,511	$1,460	$2,629
Ratio to average net assets of:
Expenses	0.58% (f)	0.13% (g)	0.13% (g)
Net investment income	1.62% (f)	2.08% (g)	1.97% (g)
Portfolio turnover rate(h)	34%	30%	14%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (July 13, 2017, the first day of trading on the exchange) to October 31, 2017 was 4.97%. The market price total return from Fund Inception to October 31, 2017 was 4.93%.
(f)	Ratios include non-recurring costs associated with a proxy statement of 0.48%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

Financial Highlights—(continued)
Invesco S&P 500 Momentum ETF (SPMO)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,		For the Period October 6, 2015(a) Through October 31, 2015
			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$ 40.07	$ 33.26	$26.56	$26.06	$24.65
Net investment income(b)	0.51	0.34	0.46	0.41	0.01
Net realized and unrealized gain on investments	0.46	6.67	6.72	0.44	1.40
Total from investment operations	0.97	7.01	7.18	0.85	1.41
Distributions to shareholders from:
Net investment income	(0.47)	(0.20)	(0.48)	(0.35)	-
Net asset value at end of period	$ 40.57	$ 40.07	$33.26	$26.56	$26.06
Market price at end of period(c)	$ 40.59	$ 40.08	$33.23	$26.58	$26.12
Net Asset Value Total Return(d)	2.52%	21.12%	27.35%	3.28%	5.72% (e)
Market Price Total Return(d)	2.55%	21.26%	27.14%	3.12%	5.96% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$75,053	$50,082	$1,663	$1,328	$2,606
Ratio to average net assets of:
Expenses	0.14% (f)	0.13% (g)	0.25%	0.25%	0.25% (g)
Net investment income	1.32% (f)	1.10% (g)	1.61%	1.60%	0.69% (g)
Portfolio turnover rate(h)	83%	41%	140%	105%	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 3.62%. The market price total return from Fund Inception to October 31, 2015 was 3.77%.
(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

103

Financial Highlights—(continued)
Invesco S&P MidCap Low Volatility ETF (XMLV)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 49.02	$ 45.02	$ 38.21	$ 34.38	$ 31.82	$ 28.25
Net investment income(a)	1.09	0.96	0.69	0.69	0.66	0.62
Net realized and unrealized gain on investments	2.72	3.92	6.80	3.72	2.55	3.52
Total from investment operations	3.81	4.88	7.49	4.41	3.21	4.14
Distributions to shareholders from:
Net investment income	(0.96)	(0.88)	(0.68)	(0.58)	(0.65)	(0.57)
Net asset value at end of period	$ 51.87	$ 49.02	$ 45.02	$ 38.21	$ 34.38	$ 31.82
Market price at end of period(b)	$ 51.88	$ 49.04	$ 45.02	$ 38.23	$ 34.42	$ 31.82
Net Asset Value Total Return(c)	7.99%	11.00%	19.76%	12.96%	10.18%	14.84%
Market Price Total Return(c)	7.97%	11.04%	19.69%	12.89%	10.30%	14.72%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$3,231,736	$1,443,641	$1,195,218	$682,094	$106,565	$44,546
Ratio to average net assets of:
Expenses	0.25%	0.25% (d)	0.25%	0.25%	0.25%	0.25%
Net investment income	2.21%	2.52% (d)	1.64%	1.86%	1.97%	2.09%
Portfolio turnover rate(e)	61%	50%	57%	51%	57%	58%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

Financial Highlights—(continued)
Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	For the Period November 29, 2016(a) Through October 31, 2017
Per Share Operating Performance:
Net asset value at beginning of period	$ 26.86	$ 25.13	$25.02
Net investment income(b)	1.02	0.78	0.81
Net realized and unrealized gain (loss) on investments	(4.28)	1.98	0.24
Total from investment operations	(3.26)	2.76	1.05
Distributions to shareholders from:
Net investment income	(1.18)	(1.03)	(0.94)
Net asset value at end of period	$ 22.42	$ 26.86	$25.13
Market price at end of period(c)	$ 22.35	$ 26.85	$25.15
Net Asset Value Total Return(d)	(12.29)%	11.39%	4.31% (e)
Market Price Total Return(d)	(12.52)%	11.26%	4.39% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$23,536	$12,086	$7,538
Ratio to average net assets of:
Expenses	0.34% (f)	0.30% (g)	0.30% (g)
Net investment income	4.29% (f)	3.74% (g)	3.58% (g)
Portfolio turnover rate(h)	67%	61%	86%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (December 1, 2016, the first day of trading on the exchange) to October 31, 2017 was 6.26%. The market price total return from Fund Inception to October 31, 2017 was 6.34%.
(f)	Ratios include non-recurring costs associated with a proxy statement of 0.04%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

105

Financial Highlights—(continued)
Invesco S&P SmallCap Low Volatility ETF (XSLV)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Years Ended October 31,
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$ 51.10	$ 46.43	$ 37.90	$ 34.30	$ 32.93	$ 29.92
Net investment income(a)	1.24	0.87	0.97	0.78	0.77	0.75
Net realized and unrealized gain (loss) on investments	(3.46)	4.55	8.46	3.58	1.38	2.95
Total from investment operations	(2.22)	5.42	9.43	4.36	2.15	3.70
Distributions to shareholders from:
Net investment income	(1.31)	(0.75)	(0.90)	(0.76)	(0.78)	(0.69)
Net asset value at end of period	$ 47.57	$ 51.10	$ 46.43	$ 37.90	$ 34.30	$ 32.93
Market price at end of period(b)	$ 47.59	$ 51.10	$ 46.47	$ 37.93	$ 34.30	$ 32.91
Net Asset Value Total Return(c)	(4.17)%	11.81%	25.05%	12.90%	6.63%	12.50%
Market Price Total Return(c)	(4.14)%	11.71%	25.06%	12.99%	6.70%	12.29%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,045,602	$1,433,356	$1,079,472	$651,821	$126,926	$55,985
Ratio to average net assets of:
Expenses	0.25%	0.25% (d)	0.25%	0.25%	0.25% (e)	0.25% (e)
Net investment income	2.62%	2.24% (d)	2.25%	2.15%	2.33%	2.41%
Portfolio turnover rate(f)	56%	66%	59%	48%	57%	68%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights—(continued)
Invesco S&P SmallCap Quality ETF (XSHQ)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	For the Period April 3, 2017(a) Through October 31, 2017
Per Share Operating Performance:
Net asset value at beginning of period	$ 31.80	$ 26.11	$24.54
Net investment income(b)	0.35	0.26	0.16
Net realized and unrealized gain (loss) on investments	(5.41)	5.65	1.51
Total from investment operations	(5.06)	5.91	1.67
Distributions to shareholders from:
Net investment income	(0.34)	(0.22)	(0.10)
Net realized gains	(0.00) (c)	-	-
Total distributions	(0.34)	(0.22)	(0.10)
Net asset value at end of period	$ 26.40	$ 31.80	$26.11
Market price at end of period(d)	$ 26.39	$ 31.81	$26.14
Net Asset Value Total Return(e)	(15.88)%	22.75%	6.81% (f)
Market Price Total Return(e)	(15.94)%	22.65%	6.93% (f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$ 3,960	$42,924	$ 1,305
Ratio to average net assets of:
Expenses	0.34% (g)	0.29% (h)	0.29% (h)
Net investment income	1.23% (g)	1.06% (h)	1.11% (h)
Portfolio turnover rate(i)	52%	23%	65%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (April 6, 2017, the first day of trading on the exchange) to October 31, 2017 was 7.33%. The market price total return from Fund Inception to October 31, 2017 was 7.54%.
(g)	Ratios include non-recurring costs associated with a proxy statement of 0.05%.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements
Invesco Exchange-Traded Fund Trust II
August 31, 2019
NOTE 1—Organization
Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:
Full Name	Short Name
Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)	"Russell 1000 Enhanced Equal Weight ETF"
Invesco Russell 1000 Equal Weight ETF (EQAL)	"Russell 1000 Equal Weight ETF"
Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)	"Russell 1000 Low Beta Equal Weight ETF"
Invesco S&P 500 Enhanced Value ETF (SPVU)	"S&P 500 Enhanced Value ETF"
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)	"S&P 500® ex-Rate Sensitive Low Volatility ETF"
Invesco S&P 500® High Beta ETF (SPHB)	"S&P 500® High Beta ETF"
Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)	"S&P 500® High Dividend Low Volatility ETF"
Invesco S&P 500® Low Volatility ETF (SPLV)	"S&P 500® Low Volatility ETF"
Invesco S&P 500 Minimum Variance ETF (SPMV)	"S&P 500 Minimum Variance ETF"
Invesco S&P 500 Momentum ETF (SPMO)	"S&P 500 Momentum ETF"
Invesco S&P MidCap Low Volatility ETF (XMLV)	"S&P MidCap Low Volatility ETF"
Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)	"S&P SmallCap High Dividend Low Volatility ETF"
Invesco S&P SmallCap Low Volatility ETF (XSLV)	"S&P SmallCap Low Volatility ETF"
Invesco S&P SmallCap Quality ETF (XSHQ)	"S&P SmallCap Quality ETF"
Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of Russell 1000 Low Beta Equal Weight ETF, which is listed and traded on The Nasdaq Stock Market and Shares of Russell 1000 Enhanced Equal Weight ETF, S&P 500 Minimum Variance ETF, S&P SmallCap High Dividend Low Volatility ETF and S&P SmallCap Quality ETF, which are listed and traded on Cboe BZX Exchange, Inc.
The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.
The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):
Fund	Underlying Index
Russell 1000 Enhanced Equal Weight ETF	Russell 1000® Enhanced Value Equal Weight Index
Russell 1000 Equal Weight ETF	Russell 1000® Equal Weight Index
Russell 1000 Low Beta Equal Weight ETF	Russell 1000® Low Beta Equal Weight Index
S&P 500 Enhanced Value ETF	S&P 500 Enhanced Value Index
S&P 500® ex-Rate Sensitive Low Volatility ETF	S&P 500® Low Volatility Rate Response Index
S&P 500® High Beta ETF	S&P 500® High Beta Index
S&P 500® High Dividend Low Volatility ETF	S&P 500® Low Volatility High Dividend Index
S&P 500® Low Volatility ETF	S&P 500® Low Volatility Index
S&P 500 Minimum Variance ETF	S&P 500® Minimum Volatility Index
S&P 500 Momentum ETF	S&P 500® Momentum Index
S&P MidCap Low Volatility ETF	S&P MidCap 400® Low Volatility Index
S&P SmallCap High Dividend Low Volatility ETF	S&P SmallCap 600® Low Volatility High Dividend Index
S&P SmallCap Low Volatility ETF	S&P SmallCap 600® Low Volatility Index
S&P SmallCap Quality ETF	S&P SmallCap 600® Quality Index

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NOTE 2—Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.
A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:
A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter ("OTC") market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the "Adviser") determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity

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to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Other Risks
Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s NAV and possibly face trading halts and/or delisting.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
High Dividend Paying Securities Risk. Certain Funds invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in which a Fund invests and the capital resources available for such companies’ dividend payments may adversely affect a Fund.
Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.
Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.
Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high positive momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.
Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Because each Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

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Non-Diversified Fund Risk. Each Fund (except Russell 1000 Equal Weight ETF, Russell 1000 Low Beta Equal Weight ETF, S&P 500 Enhanced Value ETF, S&P 500® ex-Rate Sensitive Low Volatility ETF, S&P 500® High Beta ETF, S&P 500® High Dividend Low Volatility ETF, S&P 500® Low Volatility ETF, S&P MidCap Low Volatility ETF and S&P SmallCap Low Volatility ETF) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.
Portfolio Turnover Risk. Certain Funds may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.
Real Estate Securities Risk. Investing in securities of real estate companies includes risks such as: fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws, that may affect the real estate industry.
Small- and Mid-Capitalization Company Risk. Certain Funds invest in securities of small- and mid- capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
C.	Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.
The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.
D.	Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
E.	Dividends and Distributions to Shareholders - Each Fund (except for S&P 500® ex-Rate Sensitive Low Volatility ETF, S&P 500® High Dividend Low Volatility ETF, S&P 500® Low Volatility ETF and S&P SmallCap High Dividend Low Volatility ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. S&P 500® ex-Rate Sensitive Low Volatility ETF, S&P 500® High Dividend Low Volatility ETF, S&P 500® Low Volatility ETF and S&P SmallCap High Dividend Low Volatility ETF each declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax

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basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP"). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.
F.	Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.
The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
G.	Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses (as set forth in the Investment Advisory Agreement).
Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.
To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.
H.	Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an "interested person" (as defined in the 1940 Act) of the Trust (each, an "Independent Trustee") is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.
J.	Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s

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books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.
The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.
K.	Securities Lending - Each Fund may participate in securities lending. Each Fund may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.
L.	Distributions from Distributable Earnings - In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the Funds have presented the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, in the Statements of Changes in Net Assets.
For the period November 1, 2017 through August 31, 2018 and the fiscal year ended October 31, 2017, distributions from distributable earnings for each Fund consisted of distributions from net investment income.
NOTE 3—Investment Advisory Agreement and Other Agreements
The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.
Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee equal to a percentage of its average daily net assets as follows:
Unitary Management Fees (as a % of Net Assets)
Russell 1000 Enhanced Equal Weight ETF	0.29%
Russell 1000 Equal Weight ETF	0.20%
Russell 1000 Low Beta Equal Weight ETF	0.35%
S&P 500 Enhanced Value ETF	0.13%
S&P 500® ex-Rate Sensitive Low Volatility ETF	0.25%
S&P 500® High Beta ETF	0.25%
S&P 500® High Dividend Low Volatility ETF	0.30%
S&P 500® Low Volatility ETF	0.25%
S&P 500 Minimum Variance ETF	0.10%
S&P 500 Momentum ETF	0.13%
S&P MidCap Low Volatility ETF	0.25%
S&P SmallCap High Dividend Low Volatility ETF	0.30%
S&P SmallCap Low Volatility ETF	0.25%
S&P SmallCap Quality ETF	0.29%

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Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.
Further, through August 31, 2021, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.
For fiscal year ended August 31, 2019, the Adviser waived fees for each Fund in the following amounts:
Russell 1000 Enhanced Equal Weight ETF	$ 68
Russell 1000 Equal Weight ETF	438
Russell 1000 Low Beta Equal Weight ETF	162
S&P 500 Enhanced Value ETF	50
S&P 500® ex-Rate Sensitive Low Volatility ETF	126
S&P 500® High Beta ETF	135
S&P 500® High Dividend Low Volatility ETF	2,501
S&P 500® Low Volatility ETF	5,360
S&P 500 Minimum Variance ETF	3
S&P 500 Momentum ETF	75
S&P MidCap Low Volatility ETF	1,928
S&P SmallCap High Dividend Low Volatility ETF	38
S&P SmallCap Low Volatility ETF	2,147
S&P SmallCap Quality ETF	67
The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.
The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):
Fund	Licensor
Russell 1000 Enhanced Equal Weight ETF	Frank Russell Company
Russell 1000 Equal Weight ETF	Frank Russell Company
Russell 1000 Low Beta Equal Weight ETF	Frank Russell Company
S&P 500 Enhanced Value ETF	S&P Dow Jones Indices LLC
S&P 500® ex-Rate Sensitive Low Volatility ETF	S&P Dow Jones Indices LLC
S&P 500® High Beta ETF	S&P Dow Jones Indices LLC
S&P 500® High Dividend Low Volatility ETF	S&P Dow Jones Indices LLC
S&P 500® Low Volatility ETF	S&P Dow Jones Indices LLC
S&P 500 Minimum Variance ETF	S&P Dow Jones Indices LLC
S&P 500 Momentum ETF	S&P Dow Jones Indices LLC
S&P MidCap Low Volatility ETF	S&P Dow Jones Indices LLC
S&P SmallCap High Dividend Low Volatility ETF	S&P Dow Jones Indices LLC
S&P SmallCap Low Volatility ETF	S&P Dow Jones Indices LLC
S&P SmallCap Quality ETF	S&P Dow Jones Indices LLC
Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.
The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.
NOTE 4—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active

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market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
Except for the Fund listed below, as of August 31, 2019, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
S&P SmallCap High Dividend Low Volatility ETF
Investments in Securities
Common Stocks & Other Equity Interests	$23,499,715	$-	$1,250	$ 23,500,965
Money Market Funds	1,288,951	-	-	1,288,951
Total Investments	$24,788,666	$-	$1,250	$24,789,916
NOTE 5—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Year Ended August 31, 2019, Period November 1, 2017 to August 31, 2018 and Year or Period Ended October 31, 2017:
	August 31, 2019		August 31, 2018	October 31, 2017
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Ordinary Income
Russell 1000 Enhanced Equal Weight ETF	$ 1,520,785	$ -	$ 1,209,519	$ 100,835
Russell 1000 Equal Weight ETF	7,723,638	-	3,959,851	3,397,369
Russell 1000 Low Beta Equal Weight ETF	2,991,612	-	1,895,751	2,395,027
S&P 500 Enhanced Value ETF	780,361	-	467,801	348,743
S&P 500® ex-Rate Sensitive Low Volatility ETF	2,615,963	-	2,103,003	2,593,776
S&P 500® High Beta ETF	1,882,965	-	3,731,027	5,358,690
S&P 500® High Dividend Low Volatility ETF	125,050,260	-	92,276,850	107,583,441
S&P 500® Low Volatility ETF	212,616,965	-	124,946,206	145,029,675
S&P 500 Minimum Variance ETF	30,598	23,242	30,483	7,768
S&P 500 Momentum ETF	623,934	-	128,220	24,884
S&P MidCap Low Volatility ETF	42,226,033	-	24,301,375	14,587,225
S&P SmallCap High Dividend Low Volatility ETF	927,458	-	329,517	276,845
S&P SmallCap Low Volatility ETF	43,490,857	-	19,115,449	18,420,981
S&P SmallCap Quality ETF	246,833	-	16,059	9,661
Tax Components of Net Assets at Fiscal Year-End:
	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Russell 1000 Enhanced Equal Weight ETF	$ 61,381	$ (472,694)	$ (5,140,125)	$ 23,574,813	$ 18,023,375
Russell 1000 Equal Weight ETF	2,377,639	(23,201,606)	(19,001,510)	600,757,694	560,932,217
Russell 1000 Low Beta Equal Weight ETF	419,463	7,159,671	(26,713,762)	130,320,100	111,185,472

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	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
S&P 500 Enhanced Value ETF	$ 337,680	$ (3,556,253)	$ (1,365,489)	$ 64,743,679	$ 60,159,617
S&P 500® ex-Rate Sensitive Low Volatility ETF	-	11,742,374	(11,436,762)	166,351,872	166,657,484
S&P 500® High Beta ETF	345,310	(17,287,071)	(63,175,762)	171,110,554	90,993,031
S&P 500® High Dividend Low Volatility ETF	-	(182,779,999)	(188,048,117)	3,675,012,828	3,304,184,712
S&P 500® Low Volatility ETF	1,966,011	1,215,600,139	(472,753,671)	11,604,066,221	12,348,878,700
S&P 500 Minimum Variance ETF	-	214,419	-	1,296,774	1,511,193
S&P 500 Momentum ETF	204,458	2,467,308	(1,389,988)	73,770,786	75,052,564
S&P MidCap Low Volatility ETF	13,947,824	213,030,057	(72,163,356)	3,076,921,011	3,231,735,536
S&P SmallCap High Dividend Low Volatility ETF	-	(2,037,455)	(1,303,498)	26,876,879	23,535,926
S&P SmallCap Low Volatility ETF	6,662,838	47,119,487	(60,831,904)	2,052,651,633	2,045,602,054
S&P SmallCap Quality ETF	3,393	(326,948)	(1,875,766)	6,159,125	3,959,804
Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The following table presents available capital loss carryforwards for each Fund as of August 31, 2019:
	No expiration
	Short-Term	Long-Term	Total*
Russell 1000 Enhanced Equal Weight ETF	$ 3,255,951	$ 1,884,174	$ 5,140,125
Russell 1000 Equal Weight ETF	4,717,119	14,284,391	19,001,510
Russell 1000 Low Beta Equal Weight ETF	17,299,882	9,413,880	26,713,762
S&P 500 Enhanced Value ETF	948,292	417,197	1,365,489
S&P 500® ex-Rate Sensitive Low Volatility ETF	9,738,963	1,697,799	11,436,762
S&P 500® High Beta ETF	47,881,379	15,294,383	63,175,762
S&P 500® High Dividend Low Volatility ETF	100,685,923	87,362,194	188,048,117
S&P 500® Low Volatility ETF	434,439,316	38,314,355	472,753,671
S&P 500 Minimum Variance ETF	-	-	-
S&P 500 Momentum ETF	1,278,880	111,108	1,389,988
S&P MidCap Low Volatility ETF	67,209,215	4,954,141	72,163,356
S&P SmallCap High Dividend Low Volatility ETF	945,165	358,333	1,303,498
S&P SmallCap Low Volatility ETF	60,831,904	-	60,831,904
S&P SmallCap Quality ETF	1,804,295	71,471	1,875,766

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 6—Investment Transactions
For the fiscal year ended August 31, 2019, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:
	Purchases	Sales
Russell 1000 Enhanced Equal Weight ETF	$ 16,007,867	$ 16,463,587
Russell 1000 Equal Weight ETF	135,766,089	136,694,403
Russell 1000 Low Beta Equal Weight ETF	79,750,882	79,871,834
S&P 500 Enhanced Value ETF	18,847,490	19,162,009
S&P 500® ex-Rate Sensitive Low Volatility ETF	90,002,386	90,797,899
S&P 500® High Beta ETF	120,144,134	119,863,297
S&P 500® High Dividend Low Volatility ETF	1,294,123,947	1,288,342,450
S&P 500® Low Volatility ETF	4,897,239,913	4,888,872,644
S&P 500 Minimum Variance ETF	479,642	508,978
S&P 500 Momentum ETF	47,731,843	46,333,926

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	Purchases	Sales
S&P MidCap Low Volatility ETF	$1,401,947,764	$1,382,792,282
S&P SmallCap High Dividend Low Volatility ETF	13,575,600	12,701,576
S&P SmallCap Low Volatility ETF	934,049,575	922,752,551
S&P SmallCap Quality ETF	8,376,396	9,443,461
For the fiscal year ended August 31, 2019, in-kind transactions associated with creations and redemptions were as follows:
	Cost of Securities Received	Value of Securities Delivered
Russell 1000 Enhanced Equal Weight ETF	$ 11,266,727	$ 122,209,856
Russell 1000 Equal Weight ETF	336,570,895	212,443,729
Russell 1000 Low Beta Equal Weight ETF	68,762,330	122,076,650
S&P 500 Enhanced Value ETF	58,494,149	21,294,263
S&P 500® ex-Rate Sensitive Low Volatility ETF	118,384,744	107,576,023
S&P 500® High Beta ETF	509,083,767	569,472,630
S&P 500® High Dividend Low Volatility ETF	1,742,183,166	1,009,029,732
S&P 500® Low Volatility ETF	8,781,881,472	5,224,564,065
S&P 500 Minimum Variance ETF	-	-
S&P 500 Momentum ETF	97,020,440	75,979,180
S&P MidCap Low Volatility ETF	2,250,722,232	667,143,872
S&P SmallCap High Dividend Low Volatility ETF	25,830,878	12,788,019
S&P SmallCap Low Volatility ETF	999,434,277	301,142,354
S&P SmallCap Quality ETF	10,068,446	40,251,871
Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.
At August 31, 2019, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Russell 1000 Enhanced Equal Weight ETF	$ 1,555,302	$ (2,027,996)	$ (472,694)	$ 18,697,011
Russell 1000 Equal Weight ETF	53,269,741	(76,471,347)	(23,201,606)	596,615,768
Russell 1000 Low Beta Equal Weight ETF	13,527,142	(6,367,471)	7,159,671	105,678,305
S&P 500 Enhanced Value ETF	1,550,190	(5,106,443)	(3,556,253)	63,835,541
S&P 500® ex-Rate Sensitive Low Volatility ETF	16,067,362	(4,324,988)	11,742,374	156,048,951
S&P 500® High Beta ETF	1,645,993	(18,933,064)	(17,287,071)	109,783,642
S&P 500® High Dividend Low Volatility ETF	150,576,778	(333,356,777)	(182,779,999)	3,509,917,353
S&P 500® Low Volatility ETF	1,395,928,612	(180,328,473)	1,215,600,139	11,127,041,513
S&P 500 Minimum Variance ETF	276,261	(61,842)	214,419	1,302,056
S&P 500 Momentum ETF	5,021,233	(2,553,925)	2,467,308	72,527,855
S&P MidCap Low Volatility ETF	272,076,257	(59,046,200)	213,030,057	3,067,974,397
S&P SmallCap High Dividend Low Volatility ETF	797,312	(2,834,767)	(2,037,455)	26,827,371
S&P SmallCap Low Volatility ETF	152,673,728	(105,554,241)	47,119,487	2,011,193,157
S&P SmallCap Quality ETF	200,285	(527,233)	(326,948)	4,417,237

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NOTE 7—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2019, the reclassifications were as follows:
	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Russell 1000 Enhanced Equal Weight ETF	$ (2,804)	$ 2,175,890	$ (2,173,086)
Russell 1000 Equal Weight ETF	17,021	(27,830,313)	27,813,292
Russell 1000 Low Beta Equal Weight ETF	11,807	(17,459,625)	17,447,818
S&P 500 Enhanced Value ETF	2,429	(1,512,625)	1,510,196
S&P 500® ex-Rate Sensitive Low Volatility ETF	83,605	(13,418,876)	13,335,271
S&P 500® High Beta ETF	2	(2,662,316)	2,662,314
S&P 500® High Dividend Low Volatility ETF	7,796,230	(106,551,576)	98,755,346
S&P 500® Low Volatility ETF	(163,344)	(721,530,699)	721,694,043
S&P 500 Minimum Variance ETF	89	3,073	(3,162)
S&P 500 Momentum ETF	-	(4,534,897)	4,534,897
S&P MidCap Low Volatility ETF	-	(122,935,711)	122,935,711
S&P SmallCap High Dividend Low Volatility ETF	128,930	(976,270)	847,340
S&P SmallCap Low Volatility ETF	-	(56,537,084)	56,537,084
S&P SmallCap Quality ETF	(206)	2,633,391	(2,633,185)
NOTE 8—Trustees’ and Officer’s Fees
Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.
The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.
NOTE 9—Capital
Shares are issued and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.
To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.
Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.
Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco Russell 1000 Equal Weight ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P 500 Minimum Variance ETF, Invesco S&P 500 Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF and Invesco S&P SmallCap Quality ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the funds listed in the table below (fourteen of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the "Funds") as of August 31, 2019, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Invesco Russell 1000 Enhanced Equal Weight ETF (1)
Invesco Russell 1000 Equal Weight ETF (2)
Invesco Russell 1000 Low Beta Equal Weight ETF (2)
Invesco S&P 500 Enhanced Value ETF (2)
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (2)
Invesco S&P 500® High Beta ETF (2)
Invesco S&P 500® High Dividend Low Volatility ETF (2)
Invesco S&P 500® Low Volatility ETF (2)
Invesco S&P 500 Minimum Variance ETF (1)
Invesco S&P 500 Momentum ETF (2)
Invesco S&P MidCap Low Volatility ETF (2)
Invesco S&P SmallCap High Dividend Low Volatility ETF (3)
Invesco S&P SmallCap Low Volatility ETF (2)
Invesco S&P SmallCap Quality ETF (4)
(1) Statements of operations for the year ended August 31, 2019 and statements of changes in net assets for the year ended August 31, 2019 and for the periods November 1, 2017 through August 31, 2018 and July 11, 2017 (commencement of investment operations) through October 31, 2017
(2) Statements of operations for the year ended August 31, 2019 and statements of changes in net assets for the year ended August 31, 2019, for the period November 1, 2017 through August 31, 2018 and for the year ended October 31, 2017
(3) Statement of operations for the year ended August 31, 2019 and statement of changes in net assets for the year ended August 31, 2019 and for the periods November 1, 2017 through August 31, 2018 and November 29, 2016 (commencement of investment operations) through October 31, 2017

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Report of Independent Registered Public Accounting Firm—(continued)
(4) Statement of operations for the year ended August 31, 2019 and statements of changes in net assets for the year ended August 31, 2019 and for the periods November 1, 2017 through August 31, 2018 and April 3, 2017 (commencement of investment operations) through October 31, 2017
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Chicago, Illinois
October 25, 2019
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses
Example
As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2019.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.
	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)
Actual	$1,000.00	$1,017.90	0.31%	$1.58
Hypothetical (5% return before expenses)	1,000.00	1,023.64	0.31	1.58
Invesco Russell 1000 Equal Weight ETF (EQAL)
Actual	1,000.00	992.20	0.20	1.00
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.20	1.02
Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)
Actual	1,000.00	1,055.90	0.36	1.87
Hypothetical (5% return before expenses)	1,000.00	1,023.39	0.36	1.84
Invesco S&P 500 Enhanced Value ETF (SPVU)
Actual	1,000.00	987.30	0.15	0.75
Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.15	0.77
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)
Actual	1,000.00	1,086.10	0.26	1.37
Hypothetical (5% return before expenses)	1,000.00	1,023.89	0.26	1.33

121

Calculating your ongoing Fund expenses—(continued)
	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P 500® High Beta ETF (SPHB)
Actual	$1,000.00	$ 982.40	0.25%	$1.25
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)
Actual	1,000.00	986.50	0.30	1.50
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53
Invesco S&P 500® Low Volatility ETF (SPLV)
Actual	1,000.00	1,112.90	0.25	1.33
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
Invesco S&P 500 Minimum Variance ETF (SPMV)
Actual	1,000.00	1,094.50	0.57	3.01
Hypothetical (5% return before expenses)	1,000.00	1,022.33	0.57	2.91
Invesco S&P 500 Momentum ETF (SPMO)
Actual	1,000.00	1,066.10	0.14	0.73
Hypothetical (5% return before expenses)	1,000.00	1,024.50	0.14	0.71
Invesco S&P MidCap Low Volatility ETF (XMLV)
Actual	1,000.00	1,058.50	0.25	1.30
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)
Actual	1,000.00	938.70	0.33	1.61
Hypothetical (5% return before expenses)	1,000.00	1,023.54	0.33	1.68
Invesco S&P SmallCap Low Volatility ETF (XSLV)
Actual	1,000.00	1,001.80	0.25	1.26
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
Invesco S&P SmallCap Quality ETF (XSHQ)
Actual	1,000.00	954.50	0.43	2.12
Hypothetical (5% return before expenses)	1,000.00	1,023.04	0.43	2.19

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

122

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2019:
	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends- Received Deduction*	Qualified Short-Term Capital Gains
Invesco Russell 1000 Enhanced Equal Weight ETF	6%	94%	92%	$ -
Invesco Russell 1000 Equal Weight ETF	0%	95%	93%	-
Invesco Russell 1000 Low Beta Equal Weight ETF	15%	85%	82%	-
Invesco S&P 500 Enhanced Value ETF	0%	99%	100%	-
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	0%	100%	98%	-
Invesco S&P 500® High Beta ETF	0%	100%	100%	-
Invesco S&P 500® High Dividend Low Volatility ETF	18%	82%	80%	-
Invesco S&P 500® Low Volatility ETF	14%	86%	83%	-
Invesco S&P 500 Minimum Variance ETF	0%	100%	100%	-
Invesco S&P 500 Momentum ETF	4%	96%	99%	-
Invesco S&P MidCap Low Volatility ETF	26%	73%	72%	-
Invesco S&P SmallCap High Dividend Low Volatility ETF	40%	38%	38%	-
Invesco S&P SmallCap Low Volatility ETF	38%	62%	62%	-
Invesco S&P SmallCap Quality ETF	0%	100%	100%	4,873
* The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

123

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Invesco Exchange-Traded Fund Trust II was held on August 19, 2019. The Meeting was held for the following purpose:

(1).	To elect ten (10) trustees to the Board of Trustees of the Trust.

The results of the voting on the above matter was as follows:

Matter		Votes For	Votes Withheld
(1).	Ronn R. Bagge	1,512,443,677.35	33,012,849.80
	Todd J. Barre	1,524,592,795.07	20,863,732.08
	Kevin M. Carome	1,522,436,691.04	23,019,836.11
	Edmund P. Giambastiani, Jr.	1,519,831,527.21	25,624,999.94
	Victoria J. Herget	1,524,877,948.56	20,578,578.59
	Marc M. Kole	1,504,247,741.10	41,208,786.05
	Yung Bong Lim	1,524,207,613.63	21,248,913.52
	Joanne Pace	1,517,347,361.29	28,109,165.86
	Gary R. Wicker	1,515,919,139.19	29,537,387.96
	Donald H. Wilson	1,501,758,651.59	43,697,875.56

124

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2019

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	246	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	246	None

Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	President of Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director of THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member Lawrence Livermore National Laboratory	246	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director of Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

125

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			(2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).		Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008-2011).

Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms).	246	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018) of United Educators Insurance Company; Independent Director of the First American

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

126

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (2006-2009); and Trustee, Chicago City Day School (1994-2005).

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	246	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

127

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	246	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director of Beacon Power Services, Corp. (2019-Present).

Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and CCO, FrontPoint Partners, LLC (alternative investments) (2005-2006); held the following positions at Credit Suisse (investment banking), Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley, Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).	246	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Advisory Council Member of Morgan Stanley Children’s Hospital (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

128

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					(2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director, (2007-2010) and Investment Committee Chair (2008-2010) Morgan Stanley Foundation.

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer of RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	246	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

129

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	246	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

130

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s)During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	246	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

131

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Assistant Treasurer, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

132

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Manager, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC (2013-2019); Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

133

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

134

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 11, 2019, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 73 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF

Invesco California AMT-Free Municipal Bond ETF

Invesco CEF Income Composite ETF

Invesco China Technology ETF

Invesco DWA Developed Markets Momentum ETF

Invesco DWA Emerging Markets Momentum ETF

Invesco DWA SmallCap Momentum ETF

Invesco DWA Tactical Multi-Asset Income ETF

Invesco DWA Tactical Sector Rotation ETF

Invesco Emerging Markets Sovereign Debt ETF

Invesco FTSE International Low Beta Equal Weight ETF

Invesco FTSE RAFI Developed Markets ex-U.S. ETF

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

Invesco FTSE RAFI Emerging Markets ETF

Invesco Fundamental High Yield® Corporate Bond ETF

Invesco Fundamental Investment Grade Corporate Bond ETF

Invesco Global Clean Energy ETF

Invesco Global Short Term High Yield Bond ETF

Invesco Global Water ETF

Invesco International BuyBack AchieversTM ETF

Invesco International Corporate Bond ETF

Invesco KBW Bank ETF

Invesco KBW High Dividend Yield Financial ETF

Invesco KBW Premium Yield Equity REIT ETF

Invesco KBW Property & Casualty Insurance ETF

Invesco KBW Regional Banking ETF

Invesco LadderRite 0-5 Year Corporate Bond ETF

Invesco MSCI Emerging Markets Equal Country Weight ETF

Invesco National AMT-Free Municipal Bond ETF

Invesco New York AMT-Free Municipal Bond ETF

Invesco Preferred ETF

Invesco PureBetaSM 0-5 Yr US TIPS ETF

Invesco PureBetaSM FTSE Developed ex-North America ETF

Invesco PureBetaSM FTSE Emerging Markets ETF

Invesco PureBetaSM MSCI USA ETF

Invesco PureBetaSM MSCI USA Small Cap ETF

Invesco PureBetaSM US Aggregate Bond ETF

Invesco Russell 1000 Enhanced Equal Weight ETF

Invesco Russell 1000 Equal Weight ETF

Invesco Russell 1000 Low Beta Equal Weight ETF

Invesco S&P 500 Enhanced Value ETF

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF

Invesco S&P 500® High Beta ETF

Invesco S&P 500® High Dividend Low Volatility ETF

Invesco S&P 500® Low Volatility ETF

Invesco S&P 500 Minimum Variance ETF

Invesco S&P 500 Momentum ETF

Invesco S&P Emerging Markets Low Volatility ETF

Invesco S&P Emerging Markets Momentum ETF

Invesco S&P High Income Infrastructure ETF

Invesco S&P International Developed High Dividend Low Volatility ETF

Invesco S&P International Developed Low Volatility ETF

Invesco S&P International Developed Momentum ETF

Invesco S&P International Developed Quality ETF

Invesco S&P MidCap Low Volatility ETF

Invesco S&P SmallCap Consumer Discretionary ETF

Invesco S&P SmallCap Consumer Staples ETF

Invesco S&P SmallCap Energy ETF

Invesco S&P SmallCap Financials ETF

Invesco S&P SmallCap Health Care ETF

Invesco S&P SmallCap High Dividend Low Volatility ETF

Invesco S&P SmallCap Industrials ETF

Invesco S&P SmallCap Information Technology ETF

Invesco S&P SmallCap Low Volatility ETF

Invesco S&P SmallCap Materials ETF

Invesco S&P SmallCap Quality ETF

Invesco S&P SmallCap Utilities & Communication Services ETF

Invesco Senior Loan ETF

Invesco Shipping ETF

Invesco Taxable Municipal Bond ETF

Invesco Treasury Collateral ETF

Invesco Variable Rate Preferred ETF

Invesco VRDO Tax-Free Weekly ETF

Also at the April 11, 2019 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

135

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of each Fund and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2018, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that such Funds’ performance prior to the closing of the Transaction on April 6, 2018 is that of their predecessor Guggenheim ETFs. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year, five-year and since-inception periods for Invesco Global Short Term High Yield Bond ETF and the one-year, ten-year and since-inception periods for Invesco VRDO Tax-Free Weekly ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco Global Short Term High Yield Bond ETF’s and Invesco VRDO Tax-Free Weekly ETF’s level of correlation to its underlying index, as well as the Adviser’s expectations for each Fund’s correlation going forward. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with its line of credit), litigation expenses and other extraordinary expenses (including Acquired Fund Fees and Expenses, if any).

0.04%:	Invesco PureBetaTM MSCI USA ETF

0.05%:	Invesco PureBetaTM US Aggregate Bond ETF

0.06%:	Invesco PureBetaTM MSCI USA Small Cap ETF

0.07%:	Invesco PureBetaTM 0-5 Yr US TIPS ETF, Invesco PureBetaTM FTSE Developed ex-North America ETF

0.08%:	Invesco Treasury Collateral ETF

0.10%:	Invesco S&P 500 Minimum Variance ETF (the Trustees noted that, prior to April 20, 2018, Invesco S&P 500 Minimum Variance ETF’s unitary advisory fee was 0.13%)

0.13%:	Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Momentum ETF

0.14%:	Invesco PureBetaTM FTSE Emerging Markets ETF

136

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

0.15%:	Invesco DWA Tactical Sector Rotation ETF

0.20%:	Invesco Russell 1000 Equal Weight ETF

0.22%:	Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco LadderRite 0-5 Year Corporate Bond ETF

0.25%:	Invesco 1-30 Laddered Treasury ETF, Invesco DWA Tactical Multi-Asset Income ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco VRDO Tax-Free Weekly ETF

0.28%:	Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Taxable Municipal Bond ETF

0.29%:	Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P SmallCap Utilities & Communication Services ETF

0.30%:	Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF

0.35%:	Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF

0.45%:	Invesco FTSE International Low Beta Equal Weight ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P High Income Infrastructure ETF

0.49%:	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF

0.50%:	Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF, Invesco Variable Rate Preferred ETF

0.55%:	Invesco International BuyBack AchieversTM ETF

0.60%:	Invesco DWA SmallCap Momentum ETF

0.65%:	Invesco Senior Loan ETF, Invesco Shipping ETF

0.70%:	Invesco China Technology ETF, Invesco MSCI Emerging Markets Equal Country Weight ETF

0.75%:	Invesco Global Clean Energy ETF, Invesco Global Water ETF

0.80%:	Invesco DWA Developed Markets Momentum ETF

0.90%:	Invesco DWA Emerging Markets Momentum ETF

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that it provides sub-advisory services to other clients.. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were equal to or lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median[1]	Equal to/Lower than Open-End Index Fund Median[2]	Equal to/Lower than Open-End Active Fund Median[3]
Invesco 1-30 Laddered Treasury ETF			X
Invesco California AMT-Free Municipal Bond ETF		N/A	X
Invesco CEF Income Composite ETF	X	N/A	X
Invesco China Technology ETF		N/A	X
Invesco DWA Developed Markets Momentum ETF			X
Invesco DWA Emerging Markets Momentum ETF			X
Invesco DWA SmallCap Momentum ETF		X	X
Invesco DWA Tactical Multi-Asset Income ETF	N/A	N/A	X

137

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

Invesco Fund	Equal to/Lower than ETF Median[1]	Equal to/Lower than Open-End Index Fund Median[2]	Equal to/Lower than Open-End Active Fund Median[3]
Invesco DWA Tactical Sector Rotation ETF	X	N/A	N/A
Invesco Emerging Markets Sovereign Debt ETF			X
Invesco FTSE International Low Beta Equal Weight ETF	X	X	X
Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	X	X	X
Invesco FTSE RAFI Emerging Markets ETF	X		X
Invesco Fundamental High Yield® Corporate Bond ETF		X	X
Invesco Fundamental Investment Grade Corporate Bond ETF			X
Invesco Global Clean Energy ETF		N/A	X
Invesco Global Short Term High Yield Bond ETF	X	X	X
Invesco Global Water ETF		N/A	X
Invesco International BuyBack AchieversTM ETF			X
Invesco International Corporate Bond ETF			X
Invesco KBW Bank ETF	X		X
Invesco KBW High Dividend Yield Financial ETF	X		X
Invesco KBW Premium Yield Equity REIT ETF	X		X
Invesco KBW Property & Casualty Insurance ETF	X		X
Invesco KBW Regional Banking ETF	X		X
Invesco LadderRite 0-5 Year Corporate Bond ETF			X
Invesco MSCI Emerging Markets Equal Country Weight ETF			X
Invesco National AMT-Free Municipal Bond ETF			X
Invesco New York AMT-Free Municipal Bond ETF		N/A	X
Invesco Preferred ETF		N/A	X
Invesco PureBetaTM 0-5 Yr US TIPS ETF	X		X
Invesco PureBetaTM FTSE Developed ex-North America ETF	X	X	X
Invesco PureBetaTM FTSE Emerging Markets ETF	X	X	X
Invesco PureBetaTM MSCI USA ETF	X	X	X
Invesco PureBetaTM MSCI USA Small Cap ETF	X	X	X
Invesco PureBetaTM US Aggregate Bond ETF	X		X
Invesco Russell 1000 Enhanced Equal Weight ETF			X
Invesco Russell 1000 Equal Weight ETF	X	X	X
Invesco Russell 1000 Low Beta Equal Weight ETF			X
Invesco S&P 500 Enhanced Value ETF	X	X	X
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X	X	X
Invesco S&P 500 High Beta ETF	X	X	X
Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X
Invesco S&P 500® Low Volatility ETF	X	X	X
Invesco S&P 500 Minimum Variance ETF	X	X	X
Invesco S&P 500 Momentum ETF	X	X	X
Invesco S&P Emerging Markets Low Volatility ETF	X	X	X
Invesco S&P Emerging Markets Momentum ETF	X	X	X
Invesco S&P High Income Infrastructure ETF	X	N/A	X

138

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

Invesco Fund	Equal to/Lower than ETF Median[1]	Equal to/Lower than Open-End Index Fund Median[2]	Equal to/Lower than Open-End Active Fund Median[3]
Invesco S&P International Developed High Dividend Low Volatility ETF	X	X	X
Invesco S&P International Developed Low Volatility ETF	X		X
Invesco S&P International Developed Momentum ETF	X		X
Invesco S&P International Developed Quality ETF	X		X
Invesco S&P MidCap Low Volatility ETF			X
Invesco S&P SmallCap Consumer Discretionary ETF	X		X
Invesco S&P SmallCap Consumer Staples ETF	X		X
Invesco S&P SmallCap Energy ETF	X		X
Invesco S&P SmallCap Financials ETF	X		X
Invesco S&P SmallCap Health Care ETF	X		X
Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X
Invesco S&P SmallCap Industrials ETF	X		X
Invesco S&P SmallCap Information Technology ETF	X	X	X
Invesco S&P SmallCap Low Volatility ETF	X	X	X
Invesco S&P SmallCap Materials ETF	X		X
Invesco S&P SmallCap Quality ETF	X		X
Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X
Invesco Senior Loan ETF		X	X
Invesco Shipping ETF			X
Invesco Taxable Municipal Bond ETF		N/A	X
Invesco Treasury Collateral ETF	X		X
Invesco Variable Rate Preferred ETF		X	X
Invesco VRDO Tax-Free Weekly ETF		N/A	X

[1]	The information provided by the Adviser indicated that certain Funds did not have any comparable ETF peers. Those Funds have been designated in this column with an “N/A” for not available.

[2]

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

[3]

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end active fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco International Corporate Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Senior Loan ETF, Invesco Taxable Municipal Bond ETF and Invesco VRDO Tax-Free Weekly ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

The Trustees considered that the Adviser had agreed to waive a portion of its unitary advisory fee, at least until February 28, 2021, for Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF. The Trustees further considered that the Adviser had agreed to waive a portion of its unitary advisory fee, until April 6, 2020, to the extent necessary to prevent Invesco MSCI Emerging Markets Equal Country Weight ETF’s operating expenses (including acquired fund fees and expenses, but excluding interest expenses, brokerage commissions and other trading expenses, taxes and litigation expenses, and extraordinary expenses) from exceeding the unitary advisory fee.

139

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

The Trustees determined that each Fund’s unitary advisory fee was reasonable, noting the nature of the indexes, the distinguishing factors of the Funds and the administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund’s operating expenses was attributable to a license fee payable out of the unitary advisory fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 11, 2019. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided under the Sub-Advisory Agreement. The Board also considered the benefits described by the Adviser in having multiple affiliated Sub-Advisers. The Board reviewed the qualifications and background of each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rate under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc. and Invesco Advisers, Inc. and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rate for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF was reasonable in relation to the asset size of the Funds, and concluded that the flat sub-advisory fee was reasonable and appropriate.

140

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that Invesco Advisers, Inc. noted that it receives management fees from money market funds into which the Funds’ excess cash may be invested. The Trustees noted that the Adviser waives its fees on assets invested under such arrangement in amounts equal to fees received by Invesco Advisers, Inc. on the Funds’ assets invested in the money market funds.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

141

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Form N-PORTs will be available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-TRST2-HBLV-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2019

PBUS	Invesco PureBetaSM MSCI USA ETF

PBSM	Invesco PureBetaSM MSCI USA Small Cap ETF

PBND	Invesco PureBetaSM US Aggregate Bond ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

The fiscal year proved to be an increasingly volatile time for US equities. After a relatively quiet summer, market volatility noticeably rose in October 2018, as US equity markets suffered a sharp sell-off through calendar year-end 2018, amid ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut, with oil prices plummeting from near $75 per barrel in early October 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to defensive areas of the markets, such as health care, utilities and US Treasuries.

Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates two times during the fiscal year: in September and December 20182. In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

Following a sharp selloff during the fourth quarter of 2018, equity markets rebounded in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data was mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains during the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold-off in May, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy. During the July meeting, the Fed lowered rates by 25 basis points. This was the first time the Fed lowered rates in more than a decade.2

Market volatility increased in August, as the US Treasury yield curve inverted several times, causing jitters for investors who were concerned that a US recession would be imminent. As a result, much of August saw a “risk off” sentiment, with investors crowding into “safe haven” asset classes, such as US Treasuries and gold. However, a more dovish tone from the Fed provided some support to risk assets. With rising volatility in the markets, the S&P 500 Index posted a modest positive return for the fiscal year.

[1]	Source: Bloomberg
[2]	Source: US Federal Reserve

Fixed Income

Throughout the fiscal year, US economic data remained supportive of continued economic expansion as 2019 2nd quarter GDP grew at 2.0%. The US economy continued to add jobs, pushing the unemployment rate to 3.7% at the close of the fiscal year, while inflation remained subdued.1 Against this backdrop, the US Federal Reserve (the Fed) raised the federal funds target rate from a range of 1.75% to 2.00% at the start of the reporting period to a range of 2.00% to 2.25% at the close of the reporting period. This was accomplished with two 0.25% rate hikes in September 2018 and December 2018, followed by a single 0.25% rate cut in July 2019.2 Working against these positive developments, however, were global macroeconomic headwinds in the form of geopolitical trade tension, sub-optimal inflation, and the lingering unknown of Brexit—the decision by UK voters to leave the European Union. These headwinds, coupled with continued low US inflation, could encourage further Fed rate cuts in the near-term. These actions continued to drive overseas investments into higher yielding segments of the fixed income markets.

The 10-year US Treasury yield continued to move upward at the start of the fiscal year and spiked in October 2018 due to continued strength of the global economy, increased risk of inflation and the high probability of additional Fed rate hikes throughout the fiscal year. However, elevated volatility levels in December led to a severe risk-off tone in the markets driving Treasury yields lower. Throughout the remainder of the fiscal year, Treasury yields continued to decline as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. The 10-year US Treasury yield ended the reporting period at 1.50%, 136 basis points lower than at the beginning of the fiscal year.3 (A basis point is one one-hundredth of a percentage point.)

The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 10.17% for the fiscal year. Strong performance for the index was largely attributable to the sharp decline in US Treasury yields. All four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index—government-related, corporate, securitized and treasury—posted positive returns for the fiscal year. Out-of-index exposure, such as high yield and US dollar-denominated emerging market (EM) corporate debt, provided gains despite concerns over global growth, a volatile geopolitical environment and a series of juxtaposed Fed actions. Accommodative central bank policies helped to support returns in high yield and US dollar-denominated EM corporate debt.

[1]	Bureau of Labor Statistics
[2]	US Federal Reserve
[3]	US Treasury Department

3

PBUS	Management’s Discussion of Fund Performance
Invesco PureBetaSM MSCI USA ETF (PBUS)

As an index fund, the Invesco PureBetaSM MSCI USA ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MSCI USA Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI Inc. (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the large- and mid-capitalization segments of the U.S. equity market. The Index Provider weights securities in the Index by their free float-adjusted market capitalization. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 2.48%. On a net asset value (“NAV”) basis, the Fund returned 2.48%. During the same time period, the Index returned 2.78%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

For the fiscal year ended August 31, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer staples and real estate sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the financials and health care sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Microsoft Corp., an information technology company (portfolio average weight of 3.47%), and Procter & Gamble Co. (The), a consumer staples company (portfolio average weight of 1.01%). Positions that detracted most significantly from the Fund’s return included Apple Inc., an information technology company (portfolio average weight of 3.72%), and Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 2.97%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Information Technology	22.24
Health Care	13.74
Financials	12.63
Consumer Discretionary	10.52
Communication Services	10.44
Industrials	9.13
Consumer Staples	7.32
Energy	4.34
Real Estate	3.40
Utilities	3.38
Materials	2.68
Money Market Funds Plus Other Assets Less Liabilities	0.18

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Microsoft Corp.	3.91
Apple, Inc.	3.75
Amazon.com, Inc.	2.92
Facebook, Inc., Class A	1.74
Alphabet, Inc., Class C	1.47
JPMorgan Chase & Co.	1.40
Alphabet, Inc., Class A	1.39
Johnson & Johnson	1.33
Visa, Inc., Class A	1.23
Procter & Gamble Co. (The)	1.18
Total	20.32

*	Excluding money market fund holdings.

4

Invesco PureBetaSM MSCI USA ETF (PBUS) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
MSCI USA Index	2.78%	10.53%	21.42%
Fund
NAV Return	2.48	10.34	21.01
Market Price Return	2.48	10.40	21.15

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.04% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

5

PBSM	Management’s Discussion of Fund Performance
Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)

As an index fund, the Invesco PureBetaSM MSCI USA Small Cap ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MSCI USA Small Cap Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI Inc. (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the small-capitalization segment of the U.S. equity market. The Index Provider weights securities in the Index by their free float-adjusted market capitalization. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned (8.40)%. On a net asset value (“NAV”) basis, the Fund returned (8.54)%. During the same time period, the Index returned (8.20)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

For the fiscal year ended August 31, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the utilities and real estate sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the health care and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Array BioPharma Inc., a health care company (no longer held at fiscal year-end), and Roku, Inc. Class A, a consumer discretionary company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Grubhub, Inc., a consumer discretionary company (no longer held at fiscal year-end), and Alcoa Corp., a materials company (portfolio average weight of 0.15%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Information Technology	16.65
Financials	15.84
Industrials	14.32
Health Care	13.57
Consumer Discretionary	11.19
Real Estate	10.85
Materials	4.93
Utilities	3.25
Consumer Staples	3.11
Sector Types Each Less Than 3%	5.51
Money Market Funds Plus Other Assets Less Liabilities	0.78

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Teledyne Technologies, Inc.	0.34
West Pharmaceutical Services, Inc.	0.33
Booz Allen Hamilton Holding Corp.	0.32
Fair Isaac Corp.	0.31
RingCentral, Inc., Class A	0.30
Tyler Technologies, Inc.	0.29
Bright Horizons Family Solutions, Inc.	0.29
Teradyne, Inc.	0.29
Aspen Technology, Inc.	0.28
Aqua America Inc.	0.28
Total	3.03

*	Excluding money market fund holdings.

6

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
MSCI USA Small Cap Index	(8.20)%	5.56%	11.05%
Fund
NAV Return	(8.54)	5.33	10.59
Market Price Return	(8.40)	5.38	10.69

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.06% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

7

PBND	Management’s Discussion of Fund Performance
Invesco PureBetaSM US Aggregate Bond ETF (PBND)

As an index fund, the Invesco PureBetaSM US Aggregate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofAML US Broad Market IndexSM (the “Index”). The Fund generally will invest at least 80% of its total assets in the component securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to provide a broad measure of the performance of the domestic investment grade bond market, represented by U.S. dollar-denominated, investment grade debt securities that are publicly offered for sale in the United States. Constituent securities may include U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgaged-backed securities and asset-backed securities. Transactions in U.S. government agency mortgage-backed securities may occur through standardized agreements for forward or future delivery in which the actual mortgage pools to be delivered are not specified until shortly prior to settlement (to be announced (“TBA”) transactions). The Fund may engage in such TBA transactions. Pending settlement of TBA transactions, the Fund will invest its assets in high-quality, liquid, short-term instruments, including affiliated money market funds. The Fund also may acquire interests in mortgage pools through means other than such standardized agreements for forward or future delivery.

To qualify for inclusion in the Index, securities must have: (i) at least one year to final maturity; (ii) at least 18 months to final maturity when issued; (iii) a fixed coupon schedule; and (iv) with the exception of U.S. Treasuries, an investment grade rating (based on an average of Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings, a division of S&P Global Inc. (“S&P”) and Fitch Ratings, Inc. (“Fitch”)). Original issue zero coupon bonds, Rule 144A securities, corporate pay-in-kind securities and “hybrid” securities (including those that may convert into preferred shares) are eligible for inclusion in the Index. Index constituents are capitalization-weighted, based on their current amount outstanding times the market price, plus accrued interest. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 10.14%. On a net asset value (“NAV”) basis, the Fund returned 10.10%. During the same time period, the Index returned 10.49%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

For the fiscal year ended August 31, 2019, U.S. Treasuries contributed most significantly to the Fund’s return, followed by securitized instruments. No security type detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included U.S. Treasury Bond, 3.625% coupon, due 02/15/2044, (portfolio average weight of 0.93%), and U.S. Treasury Bond, 4.25% coupon, due 05/15/2039, (portfolio average weight of 1.01%). Positions that detracted most significantly from the Fund’s return included Pacific Gas and Electric Company Mortgage, floating rate coupon, due 03/01/2034, an electric utilities company (no longer held at fiscal year-end), and African Development Bank, 1.125% coupon, due 09/20/2019, a supranational banking entity (no longer held at fiscal year-end).

Security Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
U.S. Treasury Securities	40.30
Corporate Bonds and Notes	31.28
U.S. Government Sponsored Agency Mortgage-Backed Securities	23.74
Asset-Backed Securities	3.03
Municipal Obligations	0.65
U.S. Government Sponsored Agency Securities	0.42
Money Market Funds Plus Other Assets Less Liabilities	0.58

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Government National Mortgage Association, 3.00%, 11/20/2046	1.71
Government National Mortgage Association, 3.50%, 08/20/2047	1.31
Federal National Mortgage Association, 4.00%, 10/01/2047	1.26
Federal Home Loan Mortgage Corp., 3.00%, 06/01/2046	1.18
Government National Mortgage Association, 3.50%, 09/20/2047	1.16
U.S. Treasury Bonds, 4.25%, 05/15/2039	1.09
Federal National Mortgage Association, 4.00%, 09/01/2047	0.96
U.S. Treasury Notes, 1.63%, 11/30/2020	0.96
U.S. Treasury Bonds, 2.88%, 08/15/2045	0.92
U.S. Treasury Bonds, 3.63%, 02/15/2044	0.90
Total	11.45

*	Excluding money market fund holdings.

8

Invesco PureBetaSM US Aggregate Bond ETF (PBND) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
ICE BofAML US Broad Market IndexSM	10.49%	5.05%	9.91%
Fund
NAV Return	10.10	4.78	9.37
Market Price Return	10.14	4.97	9.76

Fund Inception: September 29, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.05% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

9

Invesco PureBetaSM MSCI USA ETF (PBUS)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.82%
Communication Services-10.44%
Activision Blizzard, Inc.	88	$ 4,453
Alphabet, Inc., Class A(b)	34	40,478
Alphabet, Inc., Class C(b)	36	42,772
Altice USA, Inc., Class A(b)	17	491
AT&T, Inc.	827	29,160
CBS Corp., Class B	38	1,598
CenturyLink, Inc.(c)	111	1,263
Charter Communications, Inc., Class A(b)	18	7,373
Comcast Corp., Class A	513	22,705
Discovery, Inc., Class A(b)(c)	18	497
Discovery, Inc., Class C(b)	35	911
DISH Network Corp., Class A(b)	26	872
Electronic Arts, Inc.(b)	34	3,185
Facebook, Inc., Class A(b)	274	50,874
Fox Corp., Class A	40	1,327
Fox Corp., Class B	16	525
IAC/InterActiveCorp.(b)	9	2,292
Interpublic Group of Cos., Inc. (The)	44	875
Liberty Broadband Corp., Class C(b)	12	1,265
Liberty Global PLC, Class A (United Kingdom)(b)	21	561
Liberty Global PLC, Class C (United Kingdom)(b)	58	1,515
Liberty Media Corp.-Liberty Formula One, Class C(b)	23	960
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	10	405
Liberty Media Corp.-Liberty SiriusXM, Series C(b)	20	816
Live Nation Entertainment, Inc.(b)	17	1,182
Netflix, Inc.(b)	49	14,394
News Corp., Class A	44	605
Omnicom Group, Inc.	25	1,901
Sirius XM Holdings, Inc.(c)	190	1,172
Snap, Inc., Class A(b)(c)	77	1,219
Sprint Corp.(b)	93	631
Take-Two Interactive Software, Inc.(b)	13	1,716
T-Mobile US, Inc.(b)	39	3,044
TripAdvisor, Inc.(b)	12	456
Twitter, Inc.(b)	78	3,327
Verizon Communications, Inc.	470	27,335
Viacom, Inc., Class B	40	999
Walt Disney Co. (The)	204	28,001
Zayo Group Holdings, Inc.(b)	23	774
Zillow Group, Inc., Class C(b)(c)	14	482
		304,411
Consumer Discretionary-10.52%
Advance Auto Parts, Inc.	8	1,104
Amazon.com, Inc.(b)	48	85,262
Aptiv PLC	30	2,495
Aramark	28	1,144
Autoliv, Inc. (Sweden)(c)	10	684
AutoZone, Inc.(b)	3	3,305
Best Buy Co., Inc.	28	1,782
Booking Holdings, Inc.(b)	5	9,832
BorgWarner, Inc.	24	783
Burlington Stores, Inc.(b)	8	1,620
Capri Holdings Ltd.(b)	17	449
CarMax, Inc.(b)	19	1,582
Carnival Corp.	48	2,116
	Shares	Value
Consumer Discretionary-(continued)
Chipotle Mexican Grill, Inc.(b)	3	$ 2,515
D.R. Horton, Inc.	41	2,028
Darden Restaurants, Inc.	14	1,694
Dollar General Corp.	30	4,683
Dollar Tree, Inc.(b)	27	2,741
Domino’s Pizza, Inc.	4	907
eBay, Inc.	99	3,989
Expedia Group, Inc.	17	2,212
Ford Motor Co.	422	3,870
Gap, Inc. (The)	26	411
Garmin Ltd.	13	1,060
General Motors Co.	144	5,341
Genuine Parts Co.	17	1,535
GrubHub, Inc.(b)(c)	10	593
H&R Block, Inc.	23	557
Hanesbrands, Inc.	41	560
Harley-Davidson, Inc.	19	606
Hasbro, Inc.	14	1,547
Hilton Worldwide Holdings, Inc.	32	2,956
Home Depot, Inc. (The)	128	29,173
Kohl’s Corp.	19	898
L Brands, Inc.	27	446
Las Vegas Sands Corp.	40	2,219
Lear Corp.	7	786
Leggett & Platt, Inc.	15	558
Lennar Corp., Class A	33	1,683
LKQ Corp.(b)	36	946
Lowe’s Cos., Inc.	91	10,210
Lululemon Athletica, Inc.(b)	13	2,401
Macy’s, Inc.	35	517
Marriott International, Inc., Class A	33	4,160
McDonald’s Corp.	87	18,963
MercadoLibre, Inc. (Argentina)(b)	5	2,973
MGM Resorts International	57	1,599
Mohawk Industries, Inc.(b)	7	832
Newell Brands, Inc.	53	880
NIKE, Inc., Class B	143	12,084
Nordstrom, Inc.(c)	13	377
Norwegian Cruise Line Holdings Ltd.(b)	25	1,269
O’Reilly Automotive, Inc.(b)	9	3,454
Polaris Industries, Inc.	7	574
PulteGroup, Inc.	30	1,014
PVH Corp.	9	682
Qurate Retail, Inc., Class A(b)	48	514
Ralph Lauren Corp.	6	530
Roku, Inc.(b)	9	1,362
Ross Stores, Inc.	42	4,452
Royal Caribbean Cruises Ltd.	19	1,981
Starbucks Corp.	141	13,615
Tapestry, Inc.	33	681
Target Corp.	59	6,315
Tesla, Inc.(b)(c)	14	3,159
Tiffany & Co.	12	1,018
TJX Cos., Inc. (The)	141	7,751
Tractor Supply Co.	14	1,426
Ulta Beauty, Inc.(b)	6	1,426
Under Armour, Inc., Class A(b)	21	391
Under Armour, Inc., Class C(b)	22	372

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10

Invesco PureBetaSM MSCI USA ETF (PBUS)—(continued)
August 31, 2019
	Shares	Value
Consumer Discretionary-(continued)
Vail Resorts, Inc.	4	$ 945
VF Corp.	38	3,114
Wayfair, Inc., Class A(b)(c)	7	789
Whirlpool Corp.	7	974
Wynn Resorts, Ltd.	11	1,212
Yum! Brands, Inc.	35	4,087
		306,775
Consumer Staples-7.32%
Altria Group, Inc.	214	9,360
Archer-Daniels-Midland Co.	64	2,435
Brown-Forman Corp., Class B	35	2,065
Bunge Ltd.	16	855
Campbell Soup Co.	19	855
Church & Dwight Co., Inc.	28	2,234
Clorox Co. (The)	15	2,372
Coca-Cola Co. (The)	460	25,318
Colgate-Palmolive Co.	93	6,896
Conagra Brands, Inc.	55	1,560
Constellation Brands, Inc., Class A	19	3,883
Costco Wholesale Corp.	50	14,738
Coty, Inc., Class A	34	325
Estee Lauder Cos., Inc. (The), Class A	25	4,950
General Mills, Inc.	68	3,658
Hershey Co. (The)	16	2,536
Hormel Foods Corp.	33	1,406
Ingredion, Inc.	8	618
JM Smucker Co. (The)	13	1,367
Kellogg Co.	30	1,884
Kimberly-Clark Corp.	39	5,503
Kroger Co. (The)	91	2,155
Lamb Weston Holdings, Inc.	17	1,197
McCormick & Co., Inc.	14	2,280
Molson Coors Brewing Co., Class B	22	1,130
Mondelez International, Inc., Class A	165	9,111
Monster Beverage Corp.(b)	47	2,758
PepsiCo, Inc.	160	21,877
Philip Morris International, Inc.	177	12,760
Procter & Gamble Co. (The)	286	34,386
Sysco Corp.	55	4,088
Tyson Foods, Inc., Class A	34	3,163
Walgreens Boots Alliance, Inc.	92	4,709
Walmart, Inc.	165	18,853
		213,285
Energy-4.34%
Apache Corp.	43	928
Baker Hughes, a GE Co., Class A	58	1,258
Cabot Oil & Gas Corp.	49	839
Cheniere Energy, Inc.(b)	25	1,493
Chevron Corp.	216	25,428
Cimarex Energy Co.	11	471
Concho Resources, Inc.	23	1,682
ConocoPhillips	129	6,731
Continental Resources, Inc.(b)	11	321
Devon Energy Corp.	50	1,099
Diamondback Energy, Inc.	18	1,765
EOG Resources, Inc.	66	4,897
Exxon Mobil Corp.	481	32,939
Halliburton Co.	100	1,884
Helmerich & Payne, Inc.	12	451
	Shares	Value
Energy-(continued)
Hess Corp.	30	$ 1,888
HollyFrontier Corp.	19	843
Kinder Morgan, Inc.	226	4,581
Marathon Oil Corp.	94	1,113
Marathon Petroleum Corp.	77	3,789
National Oilwell Varco, Inc.	44	899
Noble Energy, Inc.	55	1,242
Occidental Petroleum Corp.	102	4,435
ONEOK, Inc.	47	3,350
Parsley Energy, Inc., Class A(b)	29	519
Phillips 66	50	4,931
Pioneer Natural Resources Co.	19	2,345
Plains GP Holdings L.P., Class A(b)	17	373
Schlumberger Ltd.	157	5,092
Targa Resources Corp.	26	939
TechnipFMC PLC (United Kingdom)	49	1,217
Valero Energy Corp.	47	3,538
Williams Cos., Inc. (The)	138	3,257
		126,537
Financials-12.63%
Affiliated Managers Group, Inc.	6	460
Aflac, Inc.	85	4,265
AGNC Investment Corp.	60	892
Alleghany Corp.(b)	2	1,499
Allstate Corp. (The)	38	3,891
Ally Financial, Inc.	47	1,473
American Express Co.	81	9,750
American Financial Group, Inc.	9	909
American International Group, Inc.	99	5,152
Ameriprise Financial, Inc.	15	1,935
Annaly Capital Management, Inc.	158	1,311
Aon PLC	27	5,261
Arch Capital Group Ltd.(b)	46	1,817
Arthur J. Gallagher & Co.	21	1,905
Assurant, Inc.	6	738
Athene Holding Ltd., Class A(b)	18	699
AXA Equitable Holdings, Inc.	27	561
Bank of America Corp.	1,042	28,665
Bank of New York Mellon Corp. (The)	98	4,122
BB&T Corp.	88	4,193
Berkshire Hathaway, Inc., Class B(b)	147	29,901
BlackRock, Inc.	14	5,916
Brighthouse Financial, Inc.(b)	12	423
Capital One Financial Corp.	53	4,591
Cboe Global Markets, Inc.	13	1,549
Charles Schwab Corp. (The)	136	5,205
Chubb Ltd.	52	8,127
Cincinnati Financial Corp.	18	2,025
CIT Group, Inc.	12	511
Citigroup, Inc.	267	17,181
Citizens Financial Group, Inc.	53	1,788
CME Group, Inc.	41	8,909
Comerica, Inc.	18	1,110
Discover Financial Services	37	2,959
E*TRADE Financial Corp.	29	1,210
East West Bancorp, Inc.	16	658
Eaton Vance Corp.	13	561
Erie Indemnity Co., Class A	3	658
Everest Re Group, Ltd.	5	1,179

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Invesco PureBetaSM MSCI USA ETF (PBUS)—(continued)
August 31, 2019
	Shares	Value
Financials-(continued)
FactSet Research Systems, Inc.	4	$ 1,088
Fidelity National Financial, Inc.	31	1,362
Fifth Third Bancorp	92	2,433
First Republic Bank	19	1,705
Franklin Resources, Inc.	35	920
Globe Life, Inc.	12	1,071
Goldman Sachs Group, Inc. (The)	38	7,749
Hartford Financial Services Group, Inc. (The)	41	2,390
Huntington Bancshares, Inc.	121	1,603
Intercontinental Exchange, Inc.	65	6,076
Invesco Ltd.(d)	47	738
Jefferies Financial Group, Inc.	28	522
JPMorgan Chase & Co.	372	40,868
KeyCorp	118	1,959
KKR & Co., Inc., Class A	55	1,421
Lincoln National Corp.	24	1,269
Loews Corp.	30	1,442
M&T Bank Corp.	15	2,193
Markel Corp.(b)	2	2,286
MarketAxess Holdings, Inc.	4	1,590
Marsh & McLennan Cos., Inc.	57	5,694
MetLife, Inc.	92	4,076
Moody’s Corp.	20	4,312
Morgan Stanley	147	6,099
MSCI, Inc.	10	2,346
Nasdaq, Inc.	13	1,298
Northern Trust Corp.	24	2,110
People’s United Financial, Inc.	43	618
PNC Financial Services Group, Inc. (The)	52	6,704
Principal Financial Group, Inc.	32	1,703
Progressive Corp. (The)	66	5,003
Prudential Financial, Inc.	46	3,684
Raymond James Financial, Inc.	14	1,099
Regions Financial Corp.	118	1,725
Reinsurance Group of America, Inc.	7	1,078
RenaissanceRe Holdings Ltd. (Bermuda)	5	903
S&P Global, Inc.	28	7,285
SEI Investments Co.	15	863
Signature Bank	6	700
State Street Corp.	43	2,206
SunTrust Banks, Inc.	51	3,137
SVB Financial Group(b)	6	1,168
Synchrony Financial	74	2,372
T. Rowe Price Group, Inc.	27	2,987
TD Ameritrade Holding Corp.	32	1,421
Travelers Cos., Inc. (The)	30	4,409
U.S. Bancorp	173	9,115
Unum Group	25	635
Voya Financial, Inc.	18	888
W.R. Berkley Corp.	16	1,140
Wells Fargo & Co.	491	22,866
Willis Towers Watson PLC	15	2,970
Zions Bancorp. N.A.	22	904
		368,162
Health Care-13.74%
Abbott Laboratories	200	17,064
AbbVie, Inc.	168	11,044
ABIOMED, Inc.(b)	5	965
Agilent Technologies, Inc.	36	2,560
	Shares	Value
Health Care-(continued)
Alexion Pharmaceuticals, Inc.(b)	25	$ 2,519
Align Technology, Inc.(b)	9	1,648
Alkermes PLC(b)	18	378
Allergan PLC	38	6,069
Alnylam Pharmaceuticals, Inc.(b)	10	807
AmerisourceBergen Corp.	18	1,481
Amgen, Inc.	71	14,812
Anthem, Inc.	29	7,584
Baxter International, Inc.	55	4,837
Becton, Dickinson and Co.	31	7,872
Biogen, Inc.(b)	22	4,835
BioMarin Pharmaceutical, Inc.(b)	20	1,501
Boston Scientific Corp.(b)	157	6,709
Bristol-Myers Squibb Co.	186	8,941
Cardinal Health, Inc.	34	1,466
Celgene Corp.(b)	79	7,647
Centene Corp.(b)	47	2,191
Cerner Corp.	34	2,343
Cigna Corp.	43	6,621
Cooper Cos., Inc. (The)	6	1,859
CVS Health Corp.	147	8,955
Danaher Corp.	72	10,230
DaVita, Inc.(b)	15	846
DENTSPLY SIRONA, Inc.	25	1,304
DexCom, Inc.(b)	10	1,716
Edwards Lifesciences Corp.(b)	24	5,324
Elanco Animal Health, Inc.(b)	31	807
Eli Lilly and Co.	102	11,523
Exact Sciences Corp.(b)	14	1,669
Gilead Sciences, Inc.	145	9,213
HCA Healthcare, Inc.	31	3,726
Henry Schein, Inc.(b)	17	1,048
Hologic, Inc.(b)	30	1,481
Humana, Inc.	15	4,248
IDEXX Laboratories, Inc.(b)	10	2,897
Illumina, Inc.(b)	17	4,783
Incyte Corp.(b)	21	1,718
Intuitive Surgical, Inc.(b)	13	6,647
Ionis Pharmaceuticals, Inc.(b)	15	948
IQVIA Holdings, Inc.(b)	18	2,793
Jazz Pharmaceuticals PLC(b)	6	769
Johnson & Johnson	303	38,893
Laboratory Corp. of America Holdings(b)	11	1,843
McKesson Corp.	22	3,042
Medtronic PLC	152	16,399
Merck & Co., Inc.	293	25,336
Mettler-Toledo International, Inc.(b)	3	1,970
Mylan N.V.(b)	59	1,149
PerkinElmer, Inc.	13	1,075
Perrigo Co. PLC	15	702
Pfizer, Inc.	631	22,432
Quest Diagnostics, Inc.	15	1,536
Regeneron Pharmaceuticals, Inc.(b)	9	2,610
ResMed, Inc.	16	2,229
Sarepta Therapeutics, Inc.(b)	8	721
Seattle Genetics, Inc.(b)	13	944
STERIS PLC	10	1,544
Stryker Corp.	38	8,385
Teleflex, Inc.	5	1,820
Thermo Fisher Scientific, Inc.	45	12,918

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco PureBetaSM MSCI USA ETF (PBUS)—(continued)
August 31, 2019
	Shares	Value
Health Care-(continued)
UnitedHealth Group, Inc.	109	$ 25,506
Universal Health Services, Inc., Class B	9	1,301
Varian Medical Systems, Inc.(b)	10	1,059
Veeva Systems, Inc., Class A(b)	14	2,245
Vertex Pharmaceuticals, Inc.(b)	29	5,221
Waters Corp.(b)	8	1,695
WellCare Health Plans, Inc.(b)	6	1,624
Zimmer Biomet Holdings, Inc.	23	3,202
Zoetis, Inc.	54	6,827
		400,626
Industrials-9.13%
3M Co.	65	10,512
A.O. Smith Corp.	16	744
Acuity Brands, Inc.	5	627
Allegion PLC	11	1,059
AMERCO	1	352
American Airlines Group, Inc.	13	342
AMETEK, Inc.	26	2,234
Arconic, Inc.	49	1,266
Boeing Co. (The)	61	22,210
C.H. Robinson Worldwide, Inc.	16	1,352
Caterpillar, Inc.	65	7,735
Cintas Corp.	10	2,638
Copart, Inc.(b)	23	1,734
CoStar Group, Inc.(b)	4	2,460
CSX Corp.	88	5,898
Cummins, Inc.	17	2,538
Deere & Co.	35	5,422
Delta Air Lines, Inc.	19	1,099
Dover Corp.	16	1,500
Eaton Corp. PLC	48	3,875
Emerson Electric Co.	71	4,231
Equifax, Inc.	14	2,049
Expeditors International of Washington, Inc.	20	1,422
Fastenal Co.	66	2,021
FedEx Corp.	28	4,441
Flowserve Corp.	15	640
Fluor Corp.	16	283
Fortive Corp.	34	2,411
Fortune Brands Home & Security, Inc.	16	817
General Dynamics Corp.	28	5,356
General Electric Co.	742	6,122
HD Supply Holdings, Inc.(b)	20	778
HEICO Corp.(c)	5	723
HEICO Corp., Class A	9	993
Honeywell International, Inc.	83	13,663
Huntington Ingalls Industries, Inc.	5	1,045
IDEX Corp.	9	1,482
IHS Markit Ltd.(b)	43	2,821
Illinois Tool Works, Inc.	37	5,545
Ingersoll-Rand PLC	28	3,391
J.B. Hunt Transport Services, Inc.	10	1,080
Jacobs Engineering Group, Inc.	15	1,333
Johnson Controls International PLC	87	3,714
Kansas City Southern	11	1,384
Knight-Swift Transportation Holdings, Inc.	15	512
L3Harris Technologies, Inc.	25	5,285
Lennox International, Inc.	4	1,015
Lockheed Martin Corp.	29	11,139
	Shares	Value
Industrials-(continued)
ManpowerGroup, Inc.	7	$ 572
Masco Corp.	33	1,344
Middleby Corp. (The)(b)	6	658
Nielsen Holdings PLC	40	830
Norfolk Southern Corp.	30	5,222
Northrop Grumman Corp.	18	6,622
Old Dominion Freight Line, Inc.	7	1,146
Owens Corning	12	688
PACCAR, Inc.	40	2,622
Parker-Hannifin Corp.	15	2,487
Pentair PLC	19	682
Raytheon Co.	32	5,930
Republic Services, Inc.	26	2,321
Robert Half International, Inc.	14	749
Rockwell Automation, Inc.	14	2,139
Rollins, Inc.	17	558
Roper Technologies, Inc.	12	4,401
Sensata Technologies Holding PLC(b)	19	866
Snap-on, Inc.	6	892
Southwest Airlines Co.	16	837
Spirit AeroSystems Holdings, Inc., Class A	12	967
Stanley Black & Decker, Inc.	17	2,259
Textron, Inc.	28	1,260
TransDigm Group, Inc.(b)	5	2,692
TransUnion	21	1,757
Uber Technologies, Inc.(b)(c)	21	684
Union Pacific Corp.	82	13,281
United Airlines Holdings, Inc.(b)	8	674
United Parcel Service, Inc., Class B	79	9,374
United Rentals, Inc.(b)	9	1,013
United Technologies Corp.	93	12,112
Verisk Analytics, Inc.	18	2,908
W.W. Grainger, Inc.	5	1,368
WABCO Holdings, Inc.(b)	6	801
Wabtec Corp.	21	1,453
Waste Connections, Inc.	30	2,757
Waste Management, Inc.	48	5,729
XPO Logistics, Inc.(b)(c)	12	850
Xylem, Inc.	20	1,532
		266,330
Information Technology-22.24%
Accenture PLC, Class A	72	14,268
Adobe, Inc.(b)	55	15,648
Advanced Micro Devices, Inc.(b)	117	3,680
Akamai Technologies, Inc.(b)	19	1,693
Alliance Data Systems Corp.	5	615
Amphenol Corp., Class A	34	2,976
Analog Devices, Inc.	42	4,613
ANSYS, Inc.(b)	9	1,859
Apple, Inc.	524	109,380
Applied Materials, Inc.	108	5,186
Arista Networks, Inc.(b)	6	1,360
Arrow Electronics, Inc.(b)	10	692
Autodesk, Inc.(b)	25	3,570
Automatic Data Processing, Inc.	49	8,322
Broadcom, Inc.	45	12,719
Broadridge Financial Solutions, Inc.	13	1,683
Cadence Design Systems Inc.(b)	32	2,191
CDK Global, Inc.	14	604

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco PureBetaSM MSCI USA ETF (PBUS)—(continued)
August 31, 2019
	Shares	Value
Information Technology-(continued)
CDW Corp.	17	$ 1,963
Cisco Systems, Inc.	500	23,405
Citrix Systems, Inc.	15	1,395
Cognex Corp.	20	902
Cognizant Technology Solutions Corp., Class A	66	4,052
Corning, Inc.	91	2,534
Dell Technologies, Inc., Class C(b)	18	928
DocuSign Inc(b)	12	560
Dropbox, Inc., Class A(b)	22	394
DXC Technology Co.	30	997
EPAM Systems, Inc.(b)	6	1,148
F5 Networks, Inc.(b)	7	901
Fidelity National Information Services, Inc.	68	9,263
Fiserv, Inc.(b)	66	7,058
FleetCor Technologies, Inc.(b)	10	2,984
Flex Ltd.(b)	60	578
FLIR Systems, Inc.	16	788
Fortinet, Inc.(b)	16	1,267
Gartner, Inc.(b)	10	1,337
Global Payments, Inc.	18	2,988
GoDaddy, Inc., Class A(b)	20	1,267
Hewlett Packard Enterprise Co.	156	2,156
HP, Inc.	174	3,182
Intel Corp.	511	24,227
International Business Machines Corp.	101	13,689
Intuit, Inc.	29	8,362
IPG Photonics Corp.(b)	4	495
Jack Henry & Associates, Inc.	9	1,305
Juniper Networks, Inc.	39	903
Keysight Technologies, Inc.(b)	21	2,034
KLA Corp.	19	2,810
Lam Research Corp.	17	3,579
Leidos Holdings, Inc.	16	1,398
Marvell Technology Group Ltd.	71	1,702
Mastercard, Inc., Class A	103	28,981
Maxim Integrated Products, Inc.	31	1,691
Microchip Technology, Inc.	27	2,331
Micron Technology, Inc.(b)	129	5,840
Microsoft Corp.	827	114,010
MongoDB, Inc.(b)	4	609
Motorola Solutions, Inc.	19	3,437
NetApp, Inc.	29	1,394
NVIDIA Corp.	65	10,888
Okta, Inc.(b)	12	1,518
ON Semiconductor Corp.(b)	48	854
Oracle Corp.	273	14,212
Palo Alto Networks, Inc.(b)	11	2,240
Paychex, Inc.	37	3,023
Paycom Software, Inc.(b)	6	1,501
PayPal Holdings, Inc.(b)	127	13,849
PTC, Inc.(b)	13	851
Qorvo, Inc.(b)	14	1,000
QUALCOMM, Inc.	138	10,732
Sabre Corp.	31	733
salesforce.com, inc.(b)	95	14,827
Seagate Technology PLC	29	1,456
ServiceNow, Inc.(b)	21	5,499
Skyworks Solutions, Inc.	20	1,505
Splunk, Inc.(b)	17	1,901
Square, Inc., Class A(b)	35	2,164
	Shares	Value
Information Technology-(continued)
SS&C Technologies Holdings, Inc.	26	$ 1,212
Symantec Corp.	73	1,697
Synopsys, Inc.(b)	17	2,411
TE Connectivity Ltd.	38	3,466
Texas Instruments, Inc.	107	13,241
Total System Services, Inc.	19	2,550
Trimble, Inc.(b)	29	1,088
Twilio, Inc., Class A(b)(c)	11	1,435
VeriSign, Inc.(b)	12	2,446
Visa, Inc., Class A	199	35,983
VMware, Inc., Class A	9	1,273
Western Digital Corp.	33	1,890
Western Union Co. (The)	50	1,106
Workday, Inc., Class A(b)	18	3,191
Xerox Holdings Corp.	24	696
Xilinx, Inc.	29	3,018
Zebra Technologies Corp., Class A(b)	6	1,230
		648,589
Materials-2.68%
Air Products and Chemicals, Inc.	25	5,648
Albemarle Corp.(c)	12	741
Amcor PLC	183	1,797
Avery Dennison Corp.	10	1,156
Axalta Coating Systems Ltd.(b)	24	693
Ball Corp.	37	2,975
Celanese Corp.	15	1,701
CF Industries Holdings, Inc.	26	1,253
Corteva, Inc.	85	2,492
Crown Holdings, Inc.(b)	15	988
Dow, Inc.	87	3,709
DuPont de Nemours, Inc.	85	5,774
Eastman Chemical Co.	16	1,046
Ecolab, Inc.	30	6,189
FMC Corp.	15	1,295
Freeport-McMoRan, Inc.	156	1,434
International Flavors & Fragrances, Inc.(c)	12	1,317
International Paper Co.	44	1,721
Linde PLC (United Kingdom)	63	11,901
LyondellBasell Industries N.V., Class A	34	2,631
Martin Marietta Materials, Inc.	7	1,776
Mosaic Co. (The)	42	772
Newmont Goldcorp Corp.	93	3,710
Nucor Corp.	36	1,763
Packaging Corp. of America	11	1,106
PPG Industries, Inc.	27	2,991
Sealed Air Corp.	18	717
Sherwin-Williams Co. (The)	9	4,741
Steel Dynamics, Inc.	26	702
Vulcan Materials Co.	15	2,119
Westlake Chemical Corp.	4	234
Westrock Co.	29	991
		78,083
Real Estate-3.40%
Alexandria Real Estate Equities, Inc.	12	1,798
American Tower Corp.	50	11,509
AvalonBay Communities, Inc.	16	3,401
Boston Properties, Inc.	18	2,312
Camden Property Trust	11	1,191
CBRE Group, Inc., Class A(b)	37	1,934

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco PureBetaSM MSCI USA ETF (PBUS)—(continued)
August 31, 2019
	Shares	Value
Real Estate-(continued)
Crown Castle International Corp.	47	$ 6,823
Digital Realty Trust, Inc.	23	2,843
Duke Realty Corp.	41	1,364
Equinix, Inc.	9	5,006
Equity LifeStyle Properties, Inc.	10	1,347
Equity Residential	42	3,560
Essex Property Trust, Inc.	7	2,249
Extra Space Storage, Inc.	14	1,707
Federal Realty Investment Trust	8	1,034
HCP, Inc.	53	1,840
Host Hotels & Resorts, Inc.	84	1,347
Invitation Homes, Inc.	52	1,496
Iron Mountain, Inc.	31	987
Jones Lang LaSalle, Inc.	5	670
Kimco Realty Corp.	48	882
Liberty Property Trust	17	886
Macerich Co. (The)	12	342
Mid-America Apartment Communities, Inc.	13	1,647
National Retail Properties, Inc.	18	1,011
Prologis, Inc.	72	6,021
Public Storage	18	4,765
Realty Income Corp.	34	2,510
Regency Centers Corp.	17	1,097
SBA Communications Corp.	13	3,412
Simon Property Group, Inc.	35	5,213
SL Green Realty Corp.	10	802
Sun Communities, Inc.	10	1,478
UDR, Inc.	31	1,494
Ventas, Inc.	41	3,009
VEREIT, Inc.	110	1,072
Vornado Realty Trust	19	1,149
Welltower, Inc.	46	4,120
Weyerhaeuser Co.	85	2,236
WP Carey, Inc.	18	1,616
		99,180
Utilities-3.38%
AES Corp. (The)	75	1,150
Alliant Energy Corp.	27	1,416
Ameren Corp.	28	2,160
American Electric Power Co., Inc.	56	5,104
American Water Works Co., Inc.	21	2,674
Atmos Energy Corp.	13	1,433
CenterPoint Energy, Inc.	57	1,578
CMS Energy Corp.	32	2,018
Consolidated Edison, Inc.	35	3,111
Dominion Energy, Inc.	91	7,064
DTE Energy Co.	21	2,723
Duke Energy Corp.	81	7,512
Edison International	41	2,963
	Shares	Value
Utilities-(continued)
Entergy Corp.	21	$ 2,370
Evergy, Inc.	30	1,950
Eversource Energy	36	2,885
Exelon Corp.	110	5,199
FirstEnergy Corp.	58	2,668
NextEra Energy, Inc.	54	11,830
NiSource, Inc.	42	1,241
NRG Energy, Inc.	33	1,201
OGE Energy Corp.	23	986
Pinnacle West Capital Corp.	13	1,239
PPL Corp.	82	2,423
Public Service Enterprise Group, Inc.	57	3,447
Sempra Energy	31	4,391
Southern Co. (The)	117	6,816
UGI Corp.	20	973
Vistra Energy Corp.	37	923
WEC Energy Group, Inc.	36	3,448
Xcel Energy, Inc.	58	3,725
		98,621
Total Common Stocks & Other Equity Interests (Cost $2,497,097)		2,910,599
Money Market Funds-0.24%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(e) (Cost $6,852)	6,852	6,852
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.06% (Cost $2,503,949)		2,917,451
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.48%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(e)(f)	10,519	10,519
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(e)(f)	3,505	3,506
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $14,025)		14,025
TOTAL INVESTMENTS IN SECURITIES-100.54% (Cost $2,517,974)		2,931,476
OTHER ASSETS LESS LIABILITIES-(0.54)%		(15,619)
NET ASSETS-100.00%		$ 2,915,857

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco PureBetaSM MSCI USA ETF (PBUS)—(continued)
August 31, 2019
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended August 31, 2019.

	Value August 31, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2019	Dividend Income
Invesco Ltd.	$1,085	$39	$-	$(386)	$-	$738	$56

(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.22%
Communication Services-2.92%
AMC Entertainment Holdings, Inc.(b)	41	$ 456
AMC Networks, Inc., Class A(c)	35	1,698
ANGI Homeservices, Inc., Class A(b)(c)	52	404
Anterix, Inc.(c)	10	388
ATN International, Inc.	9	511
Bandwidth, Inc., Class A(c)	12	1,046
Boingo Wireless, Inc.(c)	33	425
Boston Omaha Corp., Class A(c)	7	143
Cable One, Inc.	4	5,191
Care.com, Inc.(c)	22	218
Cargurus, Inc.(b)(c)	60	1,957
Cars.com, Inc.(c)	51	454
Cincinnati Bell, Inc.(c)	8	43
Cinemark Holdings, Inc.	87	3,320
Clear Channel Outdoor Holdings, Inc.(c)	324	842
Cogent Communications Holdings, Inc.	35	2,131
Consolidated Communications Holdings, Inc.	5	20
E.W. Scripps Co. (The), Class A	38	470
Emerald Expositions Events, Inc.	20	191
Entercom Communications Corp., Class A(b)	97	345
Entravision Communications Corp., Class A	51	156
Eventbrite, Inc., Class A(b)(c)	32	559
Fluent, Inc.(c)	30	89
Frontier Communications Corp.(c)	2	2
Gannett Co., Inc.	90	947
GCI Liberty, Inc.(c)	75	4,668
Globalstar, Inc.(c)	221	84
Glu Mobile, Inc.(c)	90	400
Gogo, Inc.(b)(c)	2	8
Gray Television, Inc.(c)	73	1,117
Hemisphere Media Group, Inc.(c)	14	166
IMAX Corp.(c)	43	900
Iridium Communications, Inc.(c)	95	2,297
John Wiley & Sons, Inc., Class A	36	1,602
Liberty Latin America Ltd., Class A (Chile)(c)	34	558
Liberty Latin America Ltd., Class C (Chile)(c)	92	1,517
Liberty Media Corp.-Liberty Braves, Class A(c)	7	192
Liberty Media Corp.-Liberty Braves, Class C(c)	28	769
Liberty TripAdvisor Holdings, Inc., Class A(c)	57	498
Lions Gate Entertainment Corp., Class A	45	406
Lions Gate Entertainment Corp., Class B	89	742
Loral Space & Communications, Inc.(c)	9	333
Madison Square Garden Co. (The), Class A(c)	12	3,028
Marcus Corp. (The)	16	537
Meredith Corp.	31	1,357
MSG Networks, Inc., Class A(c)	48	787
National CineMedia, Inc.	49	402
New Media Investment Group, Inc.	45	395
New York Times Co. (The), Class A	117	3,416
Nexstar Media Group, Inc., Class A	36	3,560
ORBCOMM, Inc.(c)	59	272
QuinStreet, Inc.(c)	33	378
Rosetta Stone, Inc.(c)	16	292
Scholastic Corp.	24	842
Shenandoah Telecommunications Co.	37	1,167
Sinclair Broadcast Group, Inc., Class A	52	2,318
Spok Holdings, Inc.	14	165
	Shares	Value
Communication Services-(continued)
TechTarget, Inc.(c)	19	$ 451
TEGNA, Inc.	169	2,418
Telephone & Data Systems, Inc.	79	1,991
Tribune Media Co., Class A	62	2,888
Tribune Publishing Co.	13	99
TrueCar, Inc.(c)	20	79
United States Cellular Corp.(c)	10	360
Vonage Holdings Corp.(c)	179	2,366
WideOpenWest, Inc.(b)(c)	19	107
World Wrestling Entertainment, Inc., Class A(b)	37	2,643
Yelp, Inc.(c)	65	2,178
Zynga, Inc., Class A(c)	653	3,729
		76,488
Consumer Discretionary-11.19%
1-800-Flowers.com, Inc., Class A(c)	20	294
Aaron’s, Inc.	53	3,398
Abercrombie & Fitch Co., Class A	52	760
Acushnet Holdings Corp.	26	675
Adient PLC	2	40
Adtalem Global Education, Inc.(c)	45	1,922
American Axle & Manufacturing Holdings, Inc.(c)	88	558
American Eagle Outfitters, Inc.	131	2,203
American Outdoor Brands Corp.(c)	43	258
American Public Education, Inc.(c)	13	315
America’s Car-Mart, Inc.(c)	5	429
Asbury Automotive Group, Inc.(c)	15	1,415
At Home Group, Inc.(b)(c)	2	13
AutoNation, Inc.(c)	42	1,993
BBX Capital Corp.	50	208
Beazer Homes USA, Inc.(c)	24	301
Bed Bath & Beyond, Inc.(b)	108	1,044
Big Lots, Inc.	31	705
Biglari Holdings, Inc., Class B(c)	1	88
BJ’s Restaurants, Inc.	17	619
Bloomin’ Brands, Inc.	68	1,227
Boot Barn Holdings, Inc.(c)	22	754
Boyd Gaming Corp.	66	1,587
Bright Horizons Family Solutions, Inc.(c)	46	7,592
Brinker International, Inc.(b)	29	1,102
Brunswick Corp.	68	3,169
Buckle, Inc. (The)(b)	23	451
Caesars Entertainment Corp.(c)	420	4,834
Caleres, Inc.	34	685
Callaway Golf Co.(b)	70	1,243
Camping World Holdings, Inc., Class A(b)	3	23
Career Education Corp.(c)	55	1,128
Carriage Services, Inc.	14	298
Carrols Restaurant Group, Inc.(c)	28	204
Carter’s, Inc.	36	3,293
Carvana Co.(b)(c)	36	2,922
Cato Corp. (The), Class A	18	308
Cavco Industries, Inc.(c)	7	1,284
Century Communities, Inc.(c)	20	564
Cheesecake Factory, Inc. (The)	34	1,292
Chegg, Inc.(c)	82	3,251
Chico’s FAS, Inc.	99	309
Childrens Place, Inc. (The)(b)	13	1,134

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)—(continued)
August 31, 2019
	Shares	Value
Consumer Discretionary-(continued)
Choice Hotels International, Inc.	28	$ 2,547
Churchill Downs, Inc.	29	3,575
Chuy’s Holdings, Inc.(c)	13	330
Citi Trends, Inc.	10	168
Columbia Sportswear Co.	24	2,251
Conn’s, Inc.(b)(c)	15	302
Container Store Group, Inc. (The)(b)(c)	15	67
Cooper Tire & Rubber Co.(b)	39	916
Cooper-Standard Holdings, Inc.(c)	14	524
Core-Mark Holding Co., Inc.	36	1,166
Cracker Barrel Old Country Store, Inc.(b)	16	2,646
Crocs, Inc.(c)	52	1,160
Dana, Inc.	112	1,426
Dave & Buster’s Entertainment, Inc.(b)	30	1,292
Deckers Outdoor Corp.(c)	23	3,391
Del Taco Restaurants, Inc.(c)	25	280
Delphi Technologies PLC	6	79
Denny’s Corp.(c)	48	1,132
Designer Brands Inc., Class A	54	890
Dicks Sporting Goods, Inc.	58	1,974
Dillard’s, Inc., Class A(b)	9	527
Dine Brands Global, Inc.	13	917
Dorman Products, Inc.(c)	22	1,564
Duluth Holdings, Inc., Class B(b)(c)	15	138
Dunkin’ Brands Group, Inc.	65	5,359
El Pollo Loco Holdings, Inc.(c)	18	184
Eldorado Resorts, Inc.(c)	52	2,003
Ethan Allen Interiors, Inc.	20	344
Etsy, Inc.(c)	94	4,962
Everi Holdings, Inc.(c)	55	492
Express, Inc.(c)	54	114
Extended Stay America, Inc.	148	2,079
Fiesta Restaurant Group, Inc.(c)	18	156
Five Below, Inc.(c)	44	5,406
Floor & Decor Holdings, Inc., Class A(c)	53	2,609
Foot Locker, Inc.	89	3,221
Fossil Group, Inc.(b)(c)	35	448
Fox Factory Holding Corp.(c)	30	2,161
Frontdoor, Inc.(c)	66	3,388
GameStop Corp., Class A(b)	3	12
Garrett Motion, Inc. (Switzerland)(c)	58	571
Genesco, Inc.(c)	16	571
Gentex Corp.	203	5,400
Gentherm, Inc.(c)	27	991
G-III Apparel Group Ltd.(c)	33	677
Golden Entertainment, Inc.(c)	15	213
Goodyear Tire & Rubber Co. (The)	182	2,088
GoPro, Inc., Class A(b)(c)	90	348
Graham Holdings Co., Class B	4	2,816
Grand Canyon Education, Inc.(c)	38	4,773
Green Brick Partners, Inc.(c)	20	184
Group 1 Automotive, Inc.	14	1,046
Groupon, Inc.(c)	358	888
Guess?, Inc.	44	795
Hamilton Beach Brands Holding Co., Class A	5	71
Haverty Furniture Cos., Inc.	14	268
Helen of Troy Ltd.(c)	20	3,070
Hibbett Sports, Inc.(c)	14	232
Hilton Grand Vacations, Inc.(c)	74	2,499
Hooker Furniture Corp.	9	161
	Shares	Value
Consumer Discretionary-(continued)
Houghton Mifflin Harcourt Co.(c)	82	$ 488
Installed Building Products, Inc.(c)	18	1,024
International Speedway Corp., Class A	19	855
iRobot Corp.(b)(c)	22	1,360
J.C. Penney Co., Inc.(c)	18	13
Jack in the Box, Inc.	18	1,536
Johnson Outdoors, Inc., Class A	5	280
K12, Inc.(c)	30	791
KB Home	61	1,714
Kontoor Brands, Inc.(c)	38	1,301
Lands’ End, Inc.(c)	9	70
Laureate Education, Inc., Class A(c)	76	1,391
La-Z-Boy, Inc.	37	1,179
LCI Industries	20	1,695
LGI Homes, Inc.(c)	15	1,223
Lindblad Expeditions Holdings, Inc.(c)	20	373
Lithia Motors, Inc., Class A	18	2,359
M/I Homes, Inc.(c)	22	795
Malibu Boats, Inc., Class A(c)	16	445
Marine Products Corp.	7	106
MarineMax, Inc.(c)	18	260
Marriott Vacations Worldwide Corp.	32	3,155
MasterCraft Boat Holdings, Inc.(c)	15	227
Mattel, Inc.(b)(c)	271	2,656
MDC Holdings, Inc.	38	1,469
Meritage Homes Corp.(c)	28	1,830
Modine Manufacturing Co.(c)	40	408
Monarch Casino & Resort, Inc.(c)	10	444
Monro, Inc.	26	2,021
Motorcar Parts of America, Inc.(c)	15	218
Movado Group, Inc.	13	280
Murphy USA, Inc.(c)	24	2,146
National Vision Holdings, Inc.(c)	61	1,730
Noodles & Co.(b)(c)	21	121
Office Depot, Inc.	46	60
Ollie’s Bargain Outlet Holdings, Inc.(c)	45	2,495
Overstock.com, Inc.(c)	20	315
Oxford Industries, Inc.	13	907
Papa John’s International, Inc.(b)	16	796
Party City Holdco, Inc.(b)(c)	44	207
Penn National Gaming, Inc.(c)	87	1,668
Penske Automotive Group, Inc.	30	1,283
PetMed Express, Inc.(b)	16	253
Planet Fitness, Inc., Class A(c)	66	4,660
Playa Hotels & Resorts N.V.(c)	46	372
PlayAGS, Inc.(c)	22	214
Pool Corp.	31	6,088
Quotient Technology, Inc.(c)	63	462
Red Robin Gourmet Burgers, Inc.(c)	10	335
Red Rock Resorts, Inc., Class A	55	1,147
Regis Corp.(c)	22	356
Rent-A-Center, Inc.(c)	36	919
RH(b)(c)	15	2,149
Ruth’s Hospitality Group, Inc.	23	447
Sally Beauty Holdings, Inc.(c)	95	1,162
Scientific Games Corp.(b)(c)	40	739
SeaWorld Entertainment, Inc.(c)	45	1,305
Service Corp. International	142	6,575
ServiceMaster Global Holdings, Inc.(c)	106	6,046
Shake Shack, Inc., Class A(c)	22	2,182

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)—(continued)
August 31, 2019
	Shares	Value
Consumer Discretionary-(continued)
Shoe Carnival, Inc.(b)	10	$ 307
Shutterfly, Inc.(c)	26	1,323
Shutterstock, Inc.(c)	15	527
Signet Jewelers Ltd.	1	12
Six Flags Entertainment Corp.	59	3,491
Skechers U.S.A., Inc., Class A(c)	105	3,324
Skyline Champion Corp.(c)	40	1,120
Sleep Number Corp.(c)	24	1,004
Sonic Automotive, Inc., Class A	18	484
Sonos, Inc.(c)	16	232
Sotheby’s(c)	25	1,444
Speedway Motorsports, Inc.	10	198
Stamps.com, Inc.(c)	13	837
Standard Motor Products, Inc.	16	709
Steven Madden Ltd.	64	2,126
Stitch Fix, Inc., Class A(b)(c)	33	629
Stoneridge, Inc.(c)	22	676
Strategic Education, Inc.	17	2,877
Sturm Ruger & Co., Inc.	14	574
Tailored Brands, Inc.(b)	34	184
Taylor Morrison Home Corp., Class A(c)	82	1,957
Tempur Sealy International, Inc.(c)	36	2,776
Texas Roadhouse, Inc.	53	2,727
Thor Industries, Inc.	43	1,974
Tile Shop Holdings, Inc.(b)	5	13
Toll Brothers, Inc.	109	3,945
TopBuild Corp.(c)	27	2,501
Tower International, Inc.	16	495
TRI Pointe Group, Inc.(c)	111	1,554
Tupperware Brands Corp.	1	13
Twin River Worldwide Holdings, Inc.	23	521
Unifi, Inc.(c)	11	212
Universal Electronics, Inc.(c)	11	497
Urban Outfitters, Inc.(c)	54	1,264
Veoneer, Inc. (Sweden)(b)(c)	83	1,218
Vera Bradley, Inc.(c)	19	201
Vista Outdoor, Inc.(c)	2	11
Visteon Corp.(c)	22	1,517
Weight Watchers International, Inc.(c)	37	1,110
Wendy’s Co. (The)	144	3,168
William Lyon Homes, Inc., Class A(c)	26	459
Williams-Sonoma, Inc.	63	4,145
Wingstop, Inc.	23	2,304
Winmark Corp.	2	325
Winnebago Industries, Inc.	24	768
Wolverine World Wide, Inc.	72	1,868
Wyndham Destinations, Inc.	74	3,281
Wyndham Hotels & Resorts, Inc.	77	3,956
YETI Holdings, Inc.(b)(c)	26	735
Zumiez, Inc.(c)	16	416
		292,868
Consumer Staples-3.11%
Andersons, Inc. (The)	24	550
Avon Products, Inc. (United Kingdom)(c)	347	1,509
B&G Foods, Inc.(b)	51	863
BJs Wholesale Club Holdings, Inc.(c)	93	2,442
Boston Beer Co., Inc. (The), Class A(c)	7	3,069
Calavo Growers, Inc.	13	1,152
Cal-Maine Foods, Inc.	24	973
	Shares	Value
Consumer Staples-(continued)
Casey’s General Stores, Inc.	29	$ 4,868
Central Garden & Pet Co.(b)(c)	9	238
Central Garden & Pet Co., Class A(c)	33	794
Chefs’ Warehouse, Inc. (The)(c)	20	772
Coca-Cola Consolidated, Inc.	4	1,346
Darling Ingredients, Inc.(c)	129	2,399
Edgewell Personal Care Co.(c)	42	1,169
elf Beauty, Inc.(c)	17	277
Energizer Holdings, Inc.(b)	52	2,002
Farmer Brothers Co.(c)	9	109
Flowers Foods, Inc.	149	3,397
Fresh Del Monte Produce, Inc.	25	651
Freshpet, Inc.(c)	25	1,227
Hain Celestial Group, Inc. (The)(c)	73	1,391
Herbalife Nutrition Ltd.(c)	84	2,892
Hostess Brands, Inc.(c)	95	1,332
Ingles Markets, Inc., Class A	10	389
Inter Parfums, Inc.	14	900
J & J Snack Foods Corp.	12	2,317
John B. Sanfilippo & Son, Inc.	7	648
Lancaster Colony Corp.	15	2,188
Landec Corp.(c)	21	231
Medifast, Inc.	9	900
MGP Ingredients, Inc.	11	530
National Beverage Corp.(b)	9	368
Nu Skin Enterprises, Inc., Class A	43	1,747
Performance Food Group Co.(c)	82	3,837
Pilgrim’s Pride Corp.(c)	49	1,527
Post Holdings, Inc.(c)	56	5,583
PriceSmart, Inc.	18	1,088
Primo Water Corp.(c)	26	318
Rite Aid Corp.(b)(c)	3	19
Sanderson Farms, Inc.	16	2,394
Simply Good Foods Co. (The)(c)	55	1,630
SpartanNash Co.	28	302
Spectrum Brands Holdings, Inc.	32	1,788
Sprouts Farmers Market, Inc.(c)	97	1,741
Tootsie Roll Industries, Inc.(b)	14	513
TreeHouse Foods, Inc.(c)	44	2,229
Turning Point Brands, Inc.(b)	9	323
United Natural Foods, Inc.(c)	1	8
Universal Corp.	20	1,001
US Foods Holding Corp.(c)	171	6,917
USANA Health Sciences, Inc.(c)	11	748
Vector Group Ltd.(b)	88	1,028
Village Super Market, Inc., Class A	7	175
WD-40 Co.	11	2,005
Weis Markets, Inc.	13	497
		81,311
Energy-2.59%
Antero Midstream Corp.(b)	179	1,273
Antero Resources Corp.(b)(c)	206	653
Apergy Corp.(c)	61	1,585
Arch Coal, Inc., Class A(b)	13	995
Archrock, Inc.	102	990
Berry Petroleum Corp.	51	407
Bonanza Creek Energy, Inc.(c)	12	271
C&J Energy Services, Inc.(c)	6	57
Cactus, Inc., Class A(c)	36	917

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)—(continued)
August 31, 2019
	Shares	Value
Energy-(continued)
California Resources Corp.(b)(c)	30	$ 294
Callon Petroleum Co.(b)(c)	179	736
Carrizo Oil & Gas, Inc.(c)	72	597
Centennial Resource Development, Inc., Class A(c)	23	111
Chesapeake Energy Corp.(b)(c)	896	1,290
Clean Energy Fuels Corp.(c)	112	223
CNX Resources Corp.(c)	156	1,243
CONSOL Energy, Inc.(c)	22	369
Contura Energy, Inc.(c)	15	432
Core Laboratories N.V.	35	1,386
Covia Holdings Corp.(b)(c)	3	4
CVR Energy, Inc.	24	955
Delek US Holdings, Inc.	64	2,096
Denbury Resources, Inc.(c)	316	341
Diamond Offshore Drilling, Inc.(b)(c)	54	350
DMC Global, Inc.	12	521
Dril-Quip, Inc.(c)	29	1,330
EnLink Midstream LLC	210	1,667
EQT Corp.	200	2,034
Equitrans Midstream Corp.	169	2,280
Exterran Corp.(c)	24	253
Extraction Oil & Gas, Inc.(b)(c)	87	351
Forum Energy Technologies, Inc.(c)	6	8
Frank’s International N.V.(c)	70	304
FTS International, Inc.(c)	9	23
Gran Tierra Energy, Inc. (Canada)(c)	304	429
Green Plains, Inc.	31	254
Gulfport Energy Corp.(c)	1	2
Helix Energy Solutions Group, Inc.(c)	111	804
HighPoint Resources Corp.(c)	10	12
International Seaways, Inc.(c)	16	276
Jagged Peak Energy, Inc.(c)	50	345
Keane Group, Inc.(c)	37	196
KLX Energy Services Holdings, Inc.(c)	16	160
Kosmos Energy Ltd. (Ghana)	219	1,384
Laredo Petroleum, Inc.(c)	1	2
Liberty Oilfield Services, Inc., Class A(b)	44	474
Magnolia Oil & Gas Corp., Class A(b)(c)	86	878
Matador Resources Co.(c)	87	1,362
Matrix Service Co.(c)	21	417
McDermott International, Inc.(c)	3	14
Montage Resources Corp.(c)	1	3
Murphy Oil Corp.	129	2,352
Nabors Industries Ltd.	6	10
Newpark Resources, Inc.(c)	71	469
Noble Corp. PLC(c)	195	312
Northern Oil and Gas, Inc.(b)(c)	163	300
Oasis Petroleum, Inc.(c)	225	702
Oceaneering International, Inc.(c)	77	998
Oil States International, Inc.(c)	45	621
Par Pacific Holdings, Inc.(c)	25	543
Patterson-UTI Energy, Inc.	168	1,453
PBF Energy, Inc., Class A	89	2,109
PDC Energy, Inc.(c)	52	1,656
Peabody Energy Corp.	59	1,087
Penn Virginia Corp.(c)	8	228
ProPetro Holding Corp.(c)	67	714
QEP Resources, Inc.	185	659
Range Resources Corp.(b)	4	14
Renewable Energy Group, Inc.(c)	29	353
	Shares	Value
Energy-(continued)
REX American Resources Corp.(c)	4	$ 275
Ring Energy, Inc.(c)	1	1
Roan Resources, Inc.(c)	54	61
RPC, Inc.(b)	2	11
SandRidge Energy, Inc.(c)	6	28
SEACOR Holdings, Inc.(c)	14	658
Select Energy Services, Inc., Class A(c)	47	384
SemGroup Corp., Class A	53	469
SM Energy Co.	84	796
Solaris Oilfield Infrastructure, Inc., Class A	24	330
Southwestern Energy Co.(b)(c)	71	112
SRC Energy, Inc.(c)	191	959
Tallgrass Energy, L.P.	110	2,154
Talos Energy, Inc.(c)	17	324
Tellurian, Inc.(b)(c)	75	490
TETRA Technologies, Inc.(c)	99	164
Texas Pacific Land Trust	5	3,276
Tidewater, Inc.(c)	27	426
Transocean Ltd.(c)	407	1,852
US Silica Holdings, Inc.	54	549
W&T Offshore, Inc.(c)	77	337
Whiting Petroleum Corp.(b)(c)	71	471
World Fuel Services Corp.	53	2,035
WPX Energy, Inc.(c)	330	3,551
		67,651
Financials-15.84%
1st Source Corp.	14	621
AG Mortgage Investment Trust, Inc.	25	375
Allegiance Bancshares, Inc.(c)	9	292
Amalgamated Bank, Class A	11	177
Ambac Financial Group, Inc.(c)	36	649
American Equity Investment Life Holding Co.	71	1,530
American National Insurance Co.	7	798
Ameris Bancorp	51	1,795
AMERISAFE, Inc.	15	1,030
Anworth Mortgage Asset Corp.	77	239
Apollo Commercial Real Estate Finance, Inc.	113	2,096
Arbor Realty Trust, Inc.(b)	57	715
Ares Commercial Real Estate Corp.	20	300
Ares Management Corp., Series A	61	1,775
Argo Group International Holdings Ltd.	27	1,774
Arlington Asset Investment Corp., Class A(b)	29	143
ARMOUR Residential REIT, Inc.	46	755
Arrow Financial Corp.	10	322
Artisan Partners Asset Management, Inc., Class A	40	1,066
Associated Banc-Corp.	129	2,482
Associated Capital Group, Inc., Class A(b)	3	104
Assured Guaranty Ltd.	81	3,447
Atlantic Capital Bancshares, Inc.(c)	20	326
Atlantic Union Bankshares Corp.	58	2,094
Axis Capital Holdings Ltd.	66	4,052
Axos Financial, Inc.(c)	43	1,114
B. Riley Financial, Inc.	10	212
Banc of California, Inc.	35	510
BancFirst Corp.	14	753
Bancorp, Inc. (The)(c)	40	365
BancorpSouth Bank	78	2,152
Bank of Hawaii Corp.	33	2,728
Bank of Marin Bancorp	10	406

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)—(continued)
August 31, 2019
	Shares	Value
Financials-(continued)
Bank OZK	101	$ 2,606
BankUnited, Inc.	77	2,446
Banner Corp.	28	1,509
Bar Harbor Bankshares	12	265
Berkshire Hills Bancorp, Inc.	34	997
BGC Partners, Inc., Class A	206	1,051
Blackstone Mortgage Trust, Inc., Class A	92	3,202
Blucora, Inc.(c)	38	858
BOK Financial Corp.	26	1,980
Boston Private Financial Holdings, Inc.	66	701
Bridge Bancorp, Inc.	12	323
Brightsphere Investment Group, Inc.	61	554
Brookline Bancorp, Inc.	63	885
Brown & Brown, Inc.	186	6,862
Bryn Mawr Bank Corp.	16	546
Byline Bancorp, Inc.(c)	13	224
Cadence BanCorp	104	1,598
Camden National Corp.	12	498
Cannae Holdings, Inc.(c)	48	1,335
Capitol Federal Financial, Inc.	105	1,414
Capstead Mortgage Corp.	76	553
Carolina Financial Corp.	17	581
Cathay General Bancorp	60	1,991
CBTX, Inc.	15	404
CenterState Bank Corp.	92	2,081
Central Pacific Financial Corp.	23	640
Century Bancorp, Inc., Class A	2	162
Chimera Investment Corp.	147	2,803
Citizens, Inc.(b)(c)	38	239
City Holding Co.	13	967
CNO Financial Group, Inc.	126	1,824
Cohen & Steers, Inc.	18	971
Colony Credit Real Estate, Inc. REIT	65	814
Columbia Banking System, Inc.	57	1,967
Columbia Financial, Inc.(c)	45	682
Commerce Bancshares, Inc.	78	4,451
Community Bank System, Inc.	40	2,440
Community Trust Bancorp, Inc.	13	506
ConnectOne Bancorp, Inc.	26	532
Cowen, Inc., Class A(c)	21	328
Crawford & Co., Class A(b)	13	125
Credit Acceptance Corp.(c)	8	3,621
Cullen/Frost Bankers, Inc.	47	3,901
Curo Group Holdings Corp.(c)	11	150
Customers Bancorp, Inc.(c)	23	434
CVB Financial Corp.	88	1,810
Diamond Hill Investment Group, Inc.	3	405
Dime Community Bancshares, Inc.	24	476
Donegal Group, Inc., Class A	10	144
Donnelley Financial Solutions, Inc.(c)	25	266
Dynex Capital, Inc.	18	254
Eagle Bancorp, Inc.	26	1,059
eHealth, Inc.(c)	16	1,333
EMC Insurance Group, Inc.	7	252
Employers Holdings, Inc.	26	1,121
Encore Capital Group, Inc.(b)(c)	21	775
Enova International, Inc.(c)	26	621
Enstar Group Ltd. (Bermuda)(c)	9	1,608
Enterprise Financial Services Corp.	20	788
Equity Bancshares, Inc., Class A(c)	12	304
	Shares	Value
Financials-(continued)
Essent Group Ltd.(c)	73	$ 3,540
Evercore, Inc., Class A	32	2,552
Exantas Capital Corp.	25	280
EZCORP, Inc., Class A(c)	41	323
F.N.B. Corp.	254	2,730
FB Financial Corp.	13	466
FBL Financial Group, Inc., Class A	9	488
Federal Agricultural Mortgage Corp., Class C	7	576
Federated Investors, Inc., Class B	75	2,403
FGL Holdings	130	1,037
Financial Institutions, Inc.	12	349
First American Financial Corp.	87	5,085
First BanCorp Puerto Rico	170	1,629
First Bancorp/Southern Pines NC	23	810
First Bancshares, Inc. (The)	13	410
First Busey Corp.	39	955
First Citizens BancShares, Inc., Class A	5	2,223
First Commonwealth Financial Corp.	77	952
First Community Bancshares, Inc.	11	350
First Defiance Financial Corp.	16	418
First Financial Bancorp	77	1,803
First Financial Bankshares, Inc.	98	3,001
First Financial Corp.	8	325
First Foundation, Inc.	30	419
First Hawaiian, Inc.	106	2,724
First Horizon National Corp.	250	3,957
First Interstate BancSystem, Inc., Class A	32	1,248
First Merchants Corp.	44	1,572
First Mid-Illinois Bancshares, Inc.	10	321
First Midwest Bancorp, Inc.	83	1,594
First of Long Island Corp. (The)	20	435
FirstCash, Inc.	34	3,357
Flagstar Bancorp, Inc.	24	872
Flushing Financial Corp.	21	405
Franklin Financial Network, Inc.	11	318
Fulton Financial Corp.	133	2,121
GAMCO Investors, Inc., Class A	5	88
Genworth Financial, Inc.(c)	393	1,741
German American Bancorp, Inc.	19	580
Glacier Bancorp, Inc.	66	2,620
Global Indemnity Ltd. (Cayman Islands)	7	180
Granite Point Mortgage Trust, Inc.	40	732
Great Southern Bancorp, Inc.	9	507
Great Western Bancorp, Inc.	45	1,342
Green Dot Corp., Class A(c)	39	1,193
Greenhill & Co., Inc.(b)	13	183
Greenlight Capital Re Ltd., Class A(c)	22	202
Hamilton Lane, Inc., Class A	15	932
Hancock Whitney Corp.	67	2,352
Hanmi Financial Corp.	24	430
Hanover Insurance Group, Inc. (The)	32	4,261
HarborOne Bancorp, Inc.(c)	19	189
HCI Group, Inc.	6	234
Heartland Financial USA, Inc.	24	1,050
Heritage Commerce Corp.	32	371
Heritage Financial Corp.	29	759
Heritage Insurance Holdings, Inc.	19	249
Hilltop Holdings, Inc.	59	1,401
Home BancShares, Inc.	126	2,233
HomeStreet, Inc.(c)	20	527

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)—(continued)
August 31, 2019
	Shares	Value
Financials-(continued)
HomeTrust Bancshares, Inc.	14	$ 353
Hope Bancorp, Inc.	99	1,328
Horace Mann Educators Corp.	32	1,404
Horizon Bancorp, Inc.	29	472
Houlihan Lokey, Inc.	27	1,193
IBERIABANK Corp.	43	2,967
Independence Holding Co.	4	148
Independent Bank Corp.	27	1,825
Independent Bank Corp.	17	330
Independent Bank Group, Inc.	27	1,321
Interactive Brokers Group, Inc., Class A	56	2,643
International Bancshares Corp.	44	1,566
INTL. FCStone, Inc.(c)	13	510
Invesco Mortgage Capital, Inc.(d)	100	1,503
Investors Bancorp, Inc.	191	2,120
James River Group Holdings Ltd.	24	1,183
Janus Henderson Group PLC (United Kingdom)	131	2,503
Kearny Financial Corp.	69	868
Kemper Corp.	43	3,009
Kinsale Capital Group, Inc.	16	1,572
KKR Real Estate Finance Trust, Inc.	21	397
Ladder Capital Corp.	69	1,158
Ladenburg Thalmann Financial Services, Inc.	80	157
Lakeland Bancorp, Inc.	37	551
Lakeland Financial Corp.	20	847
LegacyTexas Financial Group, Inc.	38	1,535
Legg Mason, Inc.	67	2,465
LendingClub Corp.(c)	47	615
LendingTree, Inc.(b)(c)	6	1,861
Live Oak Bancshares, Inc.	19	341
LPL Financial Holdings, Inc.	66	4,947
Luther Burbank Corp.	15	157
MBIA, Inc.(c)	68	612
Mercantile Bank Corp.	12	369
Merchants Bancorp	7	111
Mercury General Corp.	22	1,177
Meridian Bancorp, Inc.	40	699
Meta Financial Group, Inc.	28	865
MFA Financial, Inc.	353	2,531
MGIC Investment Corp.	279	3,529
Midland States Bancorp, Inc.	17	438
Moelis & Co., Class A	36	1,207
Morningstar, Inc.	15	2,424
Mr Cooper Group, Inc.(c)	57	502
National Bank Holdings Corp., Class A	23	751
National General Holdings Corp.	53	1,250
National Western Life Group, Inc., Class A	2	516
Navient Corp.	173	2,204
NBT Bancorp, Inc.	34	1,189
Nelnet, Inc., Class A	16	1,073
New Residential Investment Corp.	321	4,516
New York Community Bancorp, Inc.	371	4,281
New York Mortgage Trust, Inc.	186	1,144
Nicolet Bankshares, Inc.(c)	7	444
NMI Holdings, Inc., Class A(c)	52	1,474
Northfield Bancorp, Inc.	35	543
Northwest Bancshares, Inc.	77	1,217
OceanFirst Financial Corp.	38	799
Ocwen Financial Corp.(c)	89	159
OFG Bancorp	40	821
	Shares	Value
Financials-(continued)
Old Line Bancshares, Inc.	11	$ 291
Old National Bancorp	124	2,083
Old Republic International Corp.	225	5,256
On Deck Capital, Inc.(c)	41	133
OneMain Holdings, Inc.	64	2,294
Opus Bank	21	436
Origin Bancorp, Inc.	14	449
Oritani Financial Corp.	32	548
Pacific Premier Bancorp, Inc.	44	1,296
PacWest Bancorp	95	3,238
Park National Corp.	11	991
Peapack-Gladstone Financial Corp.	13	366
PennyMac Financial Services, Inc.(c)	49	1,450
PennyMac Mortgage Investment Trust	60	1,306
Peoples Bancorp, Inc.	15	461
People’s Utah Bancorp	12	318
Pinnacle Financial Partners, Inc.	57	3,002
Piper Jaffray Cos.	11	800
PJT Partners, Inc., Class A	16	666
Popular, Inc.	78	4,100
PRA Group, Inc.(c)	36	1,229
Preferred Bank	12	600
Primerica, Inc.	34	4,052
ProAssurance Corp.	42	1,641
Prosperity Bancshares, Inc.(b)	52	3,376
Protective Insurance Corp.	8	130
Provident Financial Services, Inc.	49	1,167
Pzena Investment Management, Inc., Class A	14	114
QCR Holdings, Inc.	12	424
Radian Group, Inc.	167	3,766
Ready Capital Corp.	24	352
Redwood Trust, Inc.	76	1,262
Renasant Corp.	37	1,213
Republic Bancorp, Inc., Class A	8	340
Republic First Bancorp, Inc.(c)	37	150
RLI Corp.	30	2,747
S&T Bancorp, Inc.	27	924
Safety Insurance Group, Inc.	12	1,157
Sandy Spring Bancorp, Inc.	28	937
Seacoast Banking Corp. of Florida(c)	40	934
Selective Insurance Group, Inc.	46	3,663
ServisFirst Bancshares, Inc.	36	1,094
Simmons First National Corp., Class A	73	1,752
SLM Corp.	342	2,886
South State Corp.	28	2,060
Southside Bancshares, Inc.	25	823
Starwood Property Trust, Inc.	219	5,131
State Auto Financial Corp.	14	448
Sterling Bancorp	170	3,242
Sterling Bancorp	12	112
Stewart Information Services Corp.	19	681
Stifel Financial Corp.	56	2,992
Stock Yards Bancorp, Inc.	17	617
Synovus Financial Corp.	125	4,442
TCF Financial Corp.	122	4,704
Texas Capital Bancshares, Inc.(c)	39	2,101
TFS Financial Corp.	44	770
Third Point Reinsurance Ltd. (Bermuda)(c)	59	556
Tompkins Financial Corp.	11	870
Towne Bank	57	1,497

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)—(continued)
August 31, 2019
	Shares	Value
Financials-(continued)
TPG RE Finance Trust, Inc.	31	$ 602
TriCo Bancshares	21	743
TriState Capital Holdings, Inc.(c)	18	355
Triumph Bancorp, Inc.(c)	20	600
Trupanion, Inc.(b)(c)	23	554
TrustCo Bank Corp. NY	76	583
Trustmark Corp.	49	1,601
Two Harbors Investment Corp.	197	2,488
UMB Financial Corp.	37	2,306
Umpqua Holdings Corp.	173	2,718
United Bankshares, Inc.	80	2,950
United Community Banks, Inc.	62	1,637
United Community Financial Corp.	39	376
United Financial Bancorp, Inc.	40	500
United Fire Group, Inc.	17	768
United Insurance Holdings Corp.	17	199
Universal Insurance Holdings, Inc.	26	650
Univest Financial Corp.	23	582
Valley National Bancorp	260	2,733
Veritex Holdings, Inc.	34	802
Victory Capital Holdings, Inc., Class A(c)	10	160
Virtu Financial, Inc., Class A(b)	37	696
Virtus Investment Partners, Inc.	6	640
Waddell & Reed Financial, Inc., Class A(b)	60	970
Walker & Dunlop, Inc.	23	1,285
Washington Federal, Inc.	64	2,278
Washington Trust Bancorp, Inc.	12	557
Waterstone Financial, Inc.	20	332
Webster Financial Corp.	72	3,223
WesBanco, Inc.	43	1,471
Westamerica Bancorp.	21	1,294
Western Alliance Bancorp	78	3,387
Western Asset Mortgage Capital Corp.	42	395
Westwood Holdings Group, Inc.	6	165
White Mountains Insurance Group Ltd.	3	3,182
Wintrust Financial Corp.	44	2,765
WisdomTree Investments, Inc.	96	462
World Acceptance Corp.(b)(c)	6	797
WSFS Financial Corp.	40	1,649
		414,427
Health Care-13.57%
Abeona Therapeutics, Inc.(c)	4	6
Acadia Healthcare Co., Inc.(c)	69	1,826
ACADIA Pharmaceuticals, Inc.(c)	85	2,351
Accelerate Diagnostics, Inc.(b)(c)	23	432
Acceleron Pharma, Inc.(c)	34	1,527
Accuray, Inc.(c)	69	185
Achillion Pharmaceuticals, Inc.(c)	103	448
Acorda Therapeutics, Inc.(b)(c)	8	26
Addus HomeCare Corp.(c)	9	792
Aduro Biotech, Inc.(c)	7	9
Aerie Pharmaceuticals, Inc.(c)	34	736
Agenus, Inc.(c)	87	251
Agios Pharmaceuticals, Inc.(b)(c)	41	1,556
Aimmune Therapeutics, Inc.(b)(c)	29	591
Akcea Therapeutics, Inc.(b)(c)	14	295
Akebia Therapeutics, Inc.(b)(c)	41	169
Akorn, Inc.(c)	3	9
Alder Biopharmaceuticals, Inc.(c)	48	430
	Shares	Value
Health Care-(continued)
Allakos, Inc.(c)	20	$ 1,769
Allogene Therapeutics, Inc.(b)(c)	19	517
Allscripts Healthcare Solutions, Inc.(c)	134	1,217
AMAG Pharmaceuticals, Inc.(b)(c)	27	295
Amedisys, Inc.(c)	25	3,218
Amicus Therapeutics, Inc.(c)	175	1,731
AMN Healthcare Services, Inc.(c)	37	2,161
Amneal Pharmaceuticals, Inc.(c)	1	3
Amphastar Pharmaceuticals, Inc.(c)	27	606
AnaptysBio, Inc.(c)	19	772
AngioDynamics, Inc.(c)	29	533
ANI Pharmaceuticals, Inc.(c)	7	458
Anika Therapeutics, Inc.(c)	11	624
Antares Pharma, Inc.(c)	117	379
Apellis Pharmaceuticals, Inc.(c)	34	989
Apollo Medical Holdings, Inc.(c)	20	392
Arcus Biosciences, Inc.(c)	17	133
Arena Pharmaceuticals, Inc.(c)	39	2,063
ArQule, Inc.(c)	73	654
Arrowhead Pharmaceuticals, Inc.(b)(c)	66	2,255
Arvinas, Inc.(c)	9	234
Assembly Biosciences, Inc.(c)	2	23
Assertio Therapeutics, Inc.(c)	7	10
Atara Biotherapeutics, Inc.(c)	38	513
Athenex, Inc.(c)	36	530
AtriCure, Inc.(c)	30	822
Atrion Corp.	1	777
Audentes Therapeutics, Inc.(c)	28	871
Avanos Medical, Inc.(c)	37	1,228
Avrobio, Inc.(c)	18	351
AxoGen, Inc.(c)	27	428
Axonics Modulation Technologies, Inc.(c)	8	266
Axsome Therapeutics, Inc.(c)	18	458
BioCryst Pharmaceuticals, Inc.(b)(c)	60	179
Biohaven Pharmaceutical Holding Co., Ltd.(c)	35	1,372
Bio-Rad Laboratories, Inc., Class A(c)	17	5,741
BioSpecifics Technologies Corp.(c)	4	220
Bio-Techne Corp.	30	5,747
BioTelemetry, Inc.(c)	26	1,031
Bluebird Bio, Inc.(c)	43	4,442
Blueprint Medicines Corp.(c)	37	2,837
Brookdale Senior Living, Inc.(c)	132	1,080
Bruker Corp.	86	3,713
Calyxt, Inc.(c)	8	49
Cambrex Corp.(c)	26	1,558
Cantel Medical Corp.	30	2,758
Cara Therapeutics, Inc.(b)(c)	33	773
Cardiovascular Systems, Inc.(c)	27	1,308
CareDx, Inc.(c)	29	662
Castlight Health, Inc., Class B(c)	64	90
Catalent, Inc.(c)	114	6,012
Catalyst Pharmaceuticals, Inc.(c)	73	450
Cerus Corp.(c)	107	575
Charles River Laboratories International, Inc.(c)	38	4,986
Chemed Corp.	13	5,583
ChemoCentryx, Inc.(c)	20	133
Codexis, Inc.(b)(c)	40	561
Coherus Biosciences, Inc.(b)(c)	40	888
Collegium Pharmaceutical, Inc.(c)	21	243
Community Health Systems, Inc.(c)	1	2

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)—(continued)
August 31, 2019
	Shares	Value
Health Care-(continued)
Computer Programs & Systems, Inc.	10	$ 211
CONMED Corp.	22	2,217
Corcept Therapeutics, Inc.(b)(c)	81	1,021
CorVel Corp.(c)	8	674
Covetrus, Inc.(c)	78	1,037
Crinetics Pharmaceuticals, Inc.(c)	8	127
CRISPR Therapeutics AG (Switzerland)(b)(c)	20	924
Cross Country Healthcare, Inc.(c)	28	287
CryoLife, Inc.(c)	29	777
Cyclerion Therapeutics, Inc.(c)	11	105
Cymabay Therapeutics, Inc.(c)	48	284
Cytokinetics, Inc.(c)	36	506
CytomX Therapeutics, Inc.(c)	35	307
Deciphera Pharmaceuticals, Inc.(c)	20	726
Denali Therapeutics, Inc.(c)	48	864
Dermira, Inc.(c)	35	280
Dicerna Pharmaceuticals, Inc.(c)	37	514
Diplomat Pharmacy, Inc.(c)	7	41
Dynavax Technologies Corp.(b)(c)	5	21
Eagle Pharmaceuticals, Inc.(c)	9	507
Editas Medicine, Inc.(b)(c)	34	844
Eidos Therapeutics, Inc.(c)	6	251
Emergent BioSolutions, Inc.(c)	34	1,489
Enanta Pharmaceuticals, Inc.(c)	11	776
Encompass Health Corp.	77	4,681
Endo International PLC(c)	155	367
Ensign Group, Inc. (The)	39	1,946
Epizyme, Inc.(c)	56	726
Esperion Therapeutics, Inc.(c)	19	696
Evolent Health, Inc., Class A(c)	55	378
Evolus, Inc.(b)(c)	10	172
Exelixis, Inc.(c)	235	4,665
Fate Therapeutics, Inc.(c)	40	653
FibroGen, Inc.(c)	60	2,680
Flexion Therapeutics, Inc.(b)(c)	25	329
Fluidigm Corp.(c)	54	301
Forty Seven, Inc.(c)	21	159
G1 Therapeutics, Inc.(c)	20	726
GenMark Diagnostics, Inc.(c)	40	240
Genomic Health, Inc.(c)	20	1,533
Geron Corp.(c)	146	204
Glaukos Corp.(c)	27	1,736
Global Blood Therapeutics, Inc.(c)	44	2,023
Globus Medical, Inc., Class A(c)	60	3,064
Gossamer Bio. Inc.(c)	15	314
Guardant Health, Inc.(c)	30	2,626
Haemonetics Corp.(c)	40	5,341
Halozyme Therapeutics, Inc.(c)	102	1,685
Hanger, Inc.(c)	26	491
HealthEquity, Inc.(c)	55	3,265
HealthStream, Inc.(c)	20	505
Heron Therapeutics, Inc.(c)	58	1,074
Heska Corp.(c)	6	421
Hill-Rom Holdings, Inc.	53	5,707
HMS Holdings Corp.(c)	67	2,447
Homology Medicines, Inc.(c)	15	284
Horizon Pharma PLC(c)	147	4,062
ICU Medical, Inc.(c)	15	2,426
ImmunoGen, Inc.(c)	78	212
Immunomedics, Inc.(c)	120	1,536
	Shares	Value
Health Care-(continued)
Innoviva, Inc.(c)	56	$ 649
Inogen, Inc.(c)	15	696
Inovalon Holdings, Inc., Class A(c)	51	863
Inovio Pharmaceuticals, Inc.(b)(c)	71	153
Insmed, Inc.(c)	65	1,069
Inspire Medical Systems, Inc.(c)	9	626
Insulet Corp.(c)	47	7,246
Integer Holdings Corp.(c)	26	1,882
Integra LifeSciences Holdings Corp.(c)	57	3,421
Intellia Therapeutics, Inc.(c)	25	355
Intercept Pharmaceuticals, Inc.(b)(c)	19	1,219
Intersect ENT, Inc.(c)	24	393
Intra-Cellular Therapies, Inc.(c)	37	317
Intrexon Corp.(b)(c)	48	280
Invitae Corp.(c)	64	1,553
Iovance Biotherapeutics, Inc.(c)	82	1,723
iRhythm Technologies, Inc.(c)	19	1,446
Ironwood Pharmaceuticals, Inc.(c)	121	1,126
KalVista Pharmaceuticals, Inc.(c)	7	109
Karyopharm Therapeutics, Inc.(c)	38	328
Kiniksa Pharmaceuticals Ltd., Class A(c)	8	71
Krystal Biotech, Inc.(c)	9	405
Kura Oncology, Inc.(c)	27	410
Lantheus Holdings, Inc.(c)	30	653
LeMaitre Vascular, Inc.	13	412
LHC Group, Inc.(c)	24	2,844
Ligand Pharmaceuticals, Inc.(c)	16	1,455
LivaNova PLC(c)	38	2,950
Luminex Corp.	32	656
MacroGenics, Inc.(c)	36	516
Madrigal Pharmaceuticals, Inc.(c)	7	649
Magellan Health, Inc.(c)	18	1,134
Mallinckrodt PLC(c)	1	3
Masimo Corp.(c)	40	6,130
Medicines Co. (The)(c)	58	2,434
Medidata Solutions, Inc.(c)	48	4,396
MEDNAX, Inc.(c)	69	1,454
Medpace Holdings, Inc.(c)	22	1,780
MeiraGTx Holdings PLC(c)	10	202
Meridian Bioscience, Inc.	33	305
Merit Medical Systems, Inc.(c)	43	1,496
Mesa Laboratories, Inc.(b)	3	664
Minerva Neurosciences, Inc.(c)	26	186
Mirati Therapeutics, Inc.(c)	18	1,475
Molina Healthcare, Inc.(c)	47	6,123
Momenta Pharmaceuticals, Inc.(c)	73	922
MyoKardia, Inc.(c)	34	1,828
Myovant Sciences Ltd.(c)	30	241
Myriad Genetics, Inc.(c)	57	1,341
NanoString Technologies, Inc.(c)	25	637
Natera, Inc.(c)	34	1,120
National HealthCare Corp.	9	727
National Research Corp.	10	640
Natus Medical, Inc.(c)	26	720
Neogen Corp.(c)	41	2,891
NeoGenomics, Inc.(c)	70	1,749
Neurocrine Biosciences, Inc.(c)	71	7,059
Nevro Corp.(c)	24	2,009
NextGen Healthcare, Inc.(c)	38	540
Novavax Inc.(b)(c)	4	24

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)—(continued)
August 31, 2019
	Shares	Value
Health Care-(continued)
Novocure Ltd.(c)	60	$ 5,452
NuVasive, Inc.(c)	40	2,541
Odonate Therapeutics, Inc.(c)	12	370
Omeros Corp.(b)(c)	37	684
Omnicell, Inc.(c)	32	2,298
OPKO Health, Inc.(b)(c)	253	465
Optinose, Inc.(b)(c)	4	31
OraSure Technologies, Inc.(c)	48	317
Orthofix Medical, Inc.(c)	15	763
OrthoPediatrics Corp.(c)	7	225
Pacific Biosciences of California, Inc.(c)	101	561
Pacira BioSciences Inc.(c)	29	1,080
Patterson Cos., Inc.	67	1,120
PDL BioPharma, Inc.(c)	114	267
Penumbra, Inc.(c)	25	3,639
PetIQ, Inc.(b)(c)	15	475
Phibro Animal Health Corp., Class A	16	330
Portola Pharmaceuticals, Inc.(b)(c)	60	1,744
PRA Health Sciences, Inc.(c)	46	4,547
Premier, Inc., Class A(c)	50	1,763
Prestige Consumer Healthcare Inc.(c)	41	1,307
Principia Biopharma, Inc.(c)	7	278
Progenics Pharmaceuticals, Inc.(c)	66	290
Prothena Corp. PLC (Ireland)(c)	2	17
Providence Service Corp. (The)(c)	9	506
PTC Therapeutics, Inc.(c)	40	1,783
Puma Biotechnology, Inc.(c)	1	11
Quanterix Corp.(c)	7	184
Quidel Corp.(c)	28	1,765
Quotient Ltd.(c)	41	370
R1 RCM, Inc.(c)	69	805
Ra Pharmaceuticals, Inc.(c)	21	571
Radius Health, Inc.(c)	34	962
RadNet, Inc.(c)	33	459
Reata Pharmaceuticals, Inc., Class A(c)	15	1,156
REGENXBIO, Inc.(c)	26	897
Repligen Corp.(c)	35	3,248
Retrophin, Inc.(c)	29	365
Revance Therapeutics, Inc.(c)	31	329
Rhythm Pharmaceuticals, Inc.(b)(c)	15	338
Rigel Pharmaceuticals, Inc.(c)	131	221
Rocket Pharmaceuticals, Inc.(b)(c)	23	250
Rockwell Medical, Inc.(c)	34	87
Rubius Therapeutics, Inc.(b)(c)	25	232
Sage Therapeutics, Inc.(c)	40	6,867
Sangamo Therapeutics, Inc.(c)	89	970
Scholar Rock Holding Corp.(b)(c)	15	159
Select Medical Holdings Corp.(c)	90	1,460
Senseonics Holdings, Inc.(b)(c)	76	77
Solid Biosciences, Inc.(c)	1	8
Sorrento Therapeutics, Inc.(c)	24	51
Spark Therapeutics, Inc.(c)	27	2,630
Spectrum Pharmaceuticals, Inc.(c)	78	572
STAAR Surgical Co.(b)(c)	26	783
Stemline Therapeutics, Inc.(c)	27	322
Supernus Pharmaceuticals, Inc.(c)	41	1,108
Surgery Partners, Inc.(c)	15	97
SurModics, Inc.(c)	11	518
Syneos Health, Inc.(c)	49	2,574
Tabula Rasa HealthCare, Inc.(b)(c)	14	795
	Shares	Value
Health Care-(continued)
Tactile Systems Technology, Inc.(c)	13	$ 656
Tandem Diabetes Care, Inc.(c)	41	2,970
Teladoc Health, Inc.(b)(c)	53	3,068
Tenet Healthcare Corp.(c)	68	1,472
TG Therapeutics, Inc.(b)(c)	59	366
TherapeuticsMD, Inc.(c)	161	465
Theravance Biopharma, Inc.(b)(c)	33	727
Tilray, Inc., Class 2 (Canada)(b)(c)	19	488
Tivity Health, Inc.(c)	37	676
TransEnterix, Inc.(c)	13	12
Tricida, Inc.(c)	15	523
Triple-S Management Corp., Class B(c)	17	349
Twist Bioscience Corp.(c)	4	116
Ultragenyx Pharmaceutical, Inc.(c)	42	2,288
uniQure N.V. (Netherlands)(c)	22	1,193
United Therapeutics Corp.(c)	34	2,807
US Physical Therapy, Inc.	10	1,335
Vanda Pharmaceuticals, Inc.(c)	37	521
Varex Imaging Corp.(c)	30	790
Veracyte, Inc.(c)	26	689
Vericel Corp.(c)	33	546
ViewRay, Inc.(b)(c)	45	177
Viking Therapeutics, Inc.(b)(c)	50	347
Vocera Communications, Inc.(b)(c)	24	551
Voyager Therapeutics, Inc.(c)	19	340
WaVe Life Sciences Ltd.(c)	14	322
West Pharmaceutical Services, Inc.	59	8,582
Wright Medical Group N.V.(c)	94	1,960
Xencor, Inc.(c)	40	1,491
Y-mAbs Therapeutics, Inc.(c)	5	133
ZIOPHARM Oncology, Inc.(b)(c)	107	534
Zogenix, Inc.(b)(c)	31	1,323
		354,993
Industrials-14.32%
AAON, Inc.	33	1,583
AAR Corp.	26	1,117
ABM Industries, Inc.	52	1,937
ACCO Brands Corp.	80	742
Actuant Corp., Class A	48	1,066
ADT, Inc.(b)	119	566
Advanced Disposal Services, Inc.(c)	59	1,913
Advanced Drainage Systems, Inc.	34	1,067
AECOM(c)	122	4,329
Aegion Corp.(c)	25	493
Aerojet Rocketdyne Holdings, Inc.(c)	55	2,873
AeroVironment, Inc.(c)	17	876
AGCO Corp.	51	3,525
Air Lease Corp.	83	3,448
Air Transport Services Group, Inc.(c)	12	242
Aircastle Ltd.	44	961
Alamo Group, Inc.	8	913
Albany International Corp.	23	1,891
Allegiant Travel Co.	3	426
Allison Transmission Holdings, Inc.	94	4,176
Altra Industrial Motion Corp.	50	1,299
Ameresco, Inc., Class A(c)	16	230
American Woodmark Corp.(c)	12	988
Apogee Enterprises, Inc.	20	739
Applied Industrial Technologies, Inc.	30	1,602

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)—(continued)
August 31, 2019
	Shares	Value
Industrials-(continued)
ArcBest Corp.	20	$ 592
Arcosa, Inc.	34	1,105
Argan, Inc.	11	454
Armstrong Flooring, Inc.(c)	17	115
Armstrong World Industries, Inc.	36	3,437
ASGN, Inc.(c)	41	2,561
Astec Industries, Inc.	17	469
Astronics Corp.(c)	17	468
Atkore International Group, Inc.(c)	36	1,044
Atlas Air Worldwide Holdings, Inc.(c)	5	129
Avis Budget Group, Inc.(c)	50	1,238
Axon Enterprise, Inc.(c)	46	2,759
AZZ, Inc.	20	825
Barnes Group, Inc.	38	1,704
Barrett Business Services, Inc.	6	523
Beacon Roofing Supply, Inc.(c)	54	1,721
Bloom Energy Corp., Class A(b)(c)	41	184
Blue Bird Corp.(c)	11	201
BMC Stock Holdings, Inc.(c)	53	1,348
Brady Corp., Class A	39	1,841
Briggs & Stratton Corp.	1	4
BrightView Holdings, Inc.(c)	25	458
Brink’s Co. (The)	39	2,935
Builders FirstSource, Inc.(c)	90	1,750
BWX Technologies, Inc.	74	4,381
CAI International, Inc.(c)	14	297
Carlisle Cos., Inc.	45	6,523
Casella Waste Systems, Inc., Class A(c)	34	1,547
CBIZ, Inc.(c)	41	916
Chart Industries, Inc.(c)	27	1,697
Cimpress N.V. (Netherlands)(c)	17	1,950
CIRCOR International, Inc.(c)	13	447
Civeo Corp.(c)	104	145
Clean Harbors, Inc.(c)	42	3,089
Colfax Corp.(b)(c)	69	1,877
Columbus McKinnon Corp.	17	550
Comfort Systems USA, Inc.	29	1,121
Construction Partners, Inc.(c)	9	148
Continental Building Products, Inc.(c)	28	704
Cornerstone Building Brands, Inc.(c)	54	253
Covanta Holding Corp.	92	1,582
Covenant Transportation Group, Inc., Class A(c)	10	144
Crane Co.	38	2,897
CSW Industrials, Inc.	12	819
Cubic Corp.	23	1,593
Curtiss-Wright Corp.	32	3,924
Daseke, Inc.(b)(c)	4	7
Deluxe Corp.	34	1,567
Donaldson Co., Inc.	100	4,836
Douglas Dynamics, Inc.	18	752
Ducommun, Inc.(c)	9	371
DXP Enterprises, Inc.(c)	13	422
Dycom Industries, Inc.(c)	25	1,112
Echo Global Logistics, Inc.(c)	22	441
EMCOR Group, Inc.	44	3,847
Encore Wire Corp.	16	864
Energy Recovery, Inc.(b)(c)	25	242
EnerSys	34	1,904
Ennis, Inc.	20	402
EnPro Industries, Inc.	15	934
	Shares	Value
Industrials-(continued)
ESCO Technologies, Inc.	20	$ 1,523
Evoqua Water Technologies Corp.(c)	63	974
Exponent, Inc.	40	2,836
Federal Signal Corp.	47	1,396
Forrester Research, Inc.	9	314
Forward Air Corp.	23	1,433
Foundation Building Materials, Inc.(c)	15	257
Franklin Electric Co., Inc.	31	1,421
FTI Consulting, Inc.(c)	30	3,244
Gardner Denver Holdings, Inc.(c)	101	2,897
Gates Industrial Corp. PLC(c)	45	391
GATX Corp.	27	2,004
Genco Shipping & Trading Ltd.(c)	13	124
Generac Holdings, Inc.(c)	49	3,821
Genesee & Wyoming, Inc., Class A(c)	44	4,879
Gibraltar Industries, Inc.(c)	25	1,007
GMS, Inc.(c)	26	766
Gorman-Rupp Co. (The)	14	418
Graco, Inc.	130	5,924
GrafTech International Ltd.(b)	57	695
Granite Construction, Inc.	37	1,052
Great Lakes Dredge & Dock Corp.(c)	44	477
Greenbrier Cos., Inc. (The)	25	582
Griffon Corp.	29	506
H&E Equipment Services, Inc.	25	607
Harsco Corp.(c)	62	1,110
Hawaiian Holdings, Inc.	9	220
Healthcare Services Group, Inc.	58	1,308
Heartland Express, Inc.	35	720
Heidrick & Struggles International, Inc.	15	398
Helios Technologies, Inc.	23	984
Herc Holdings, Inc.(c)	17	702
Heritage-Crystal Clean, Inc.(c)	12	294
Herman Miller, Inc.	46	1,945
Hertz Global Holdings, Inc.(c)	69	836
Hexcel Corp.	67	5,638
Hillenbrand, Inc.	49	1,345
HNI Corp.	34	1,060
Hub Group, Inc., Class A(c)	26	1,120
Hubbell, Inc.	43	5,639
Huron Consulting Group, Inc.(c)	18	1,102
Hyster-Yale Materials Handling, Inc.	5	273
IAA, Inc.(c)	104	5,080
ICF International, Inc.	15	1,270
Insperity, Inc.	31	3,071
Insteel Industries, Inc.	14	262
Interface, Inc.	47	519
ITT, Inc.	69	3,927
JELD-WEN Holding, Inc.(c)	53	915
John Bean Technologies Corp.	25	2,558
Kadant, Inc.	9	741
Kaman Corp.	20	1,168
KAR Auction Services, Inc.	104	2,762
Kelly Services, Inc., Class A	25	605
Kennametal, Inc.	64	1,913
Kforce, Inc.	18	586
Kimball International, Inc., Class B	29	509
Kirby Corp.(c)	12	883
Knoll, Inc.	39	899
Korn Ferry	44	1,719

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)—(continued)
August 31, 2019
	Shares	Value
Industrials-(continued)
Kratos Defense & Security Solutions, Inc.(c)	69	$ 1,378
Landstar System, Inc.	32	3,569
Lincoln Electric Holdings, Inc.	47	3,880
Lindsay Corp.	9	794
Lydall, Inc.(c)	14	282
Macquarie Infrastructure Corp.	61	2,307
Manitowoc Co., Inc. (The)(c)	28	350
Marten Transport Ltd.	32	629
Masonite International Corp.(c)	20	1,068
MasTec, Inc.(c)	48	3,018
Matson, Inc.	8	284
Matthews International Corp., Class A	25	733
McGrath RentCorp	19	1,217
Mercury Systems, Inc.(c)	43	3,682
Meritor, Inc.(c)	59	992
Milacron Holdings Corp.(c)	55	872
Mistras Group, Inc.(c)	15	219
Mobile Mini, Inc.	35	1,094
Moog, Inc., Class A	26	2,112
MRC Global, Inc.(c)	66	830
MSA Safety, Inc.	29	3,063
MSC Industrial Direct Co., Inc.	35	2,367
Mueller Industries, Inc.	42	1,107
Mueller Water Products, Inc., Class A	124	1,297
MYR Group, Inc.(c)	13	373
National Presto Industries, Inc.	4	343
Navigant Consulting, Inc.	33	920
Navistar International Corp.(c)	35	805
NN, Inc.	18	116
Nordson Corp.	41	5,574
NOW, Inc.(c)	85	1,011
NV5 Global, Inc.(c)	8	494
nVent Electric PLC	125	2,532
Omega Flex, Inc.	2	168
Oshkosh Corp.	55	3,865
Park Aerospace Corp.	14	237
Park-Ohio Holdings Corp.	6	163
Patrick Industries, Inc.(c)	18	651
PGT Innovations, Inc.(c)	46	736
Pitney Bowes, Inc.	10	36
Plug Power, Inc.(b)(c)	183	397
Powell Industries, Inc.	8	291
Primoris Services Corp.	34	664
Proto Labs, Inc.(c)	20	1,895
Quad/Graphics, Inc.	26	234
Quanex Building Products Corp.	26	448
Quanta Services, Inc.	111	3,763
Raven Industries, Inc.	28	817
RBC Bearings, Inc.(c)	20	3,191
Regal Beloit Corp.	34	2,411
Resideo Technologies, Inc.(c)	96	1,323
Resources Connection, Inc.	24	397
REV Group, Inc.	22	284
Rexnord Corp.(c)	82	2,147
RR Donnelley & Sons Co.	2	5
Rush Enterprises, Inc., Class A	22	794
Rush Enterprises, Inc., Class B	3	112
Ryder System, Inc.	42	2,023
Saia, Inc.(c)	20	1,711
Schneider National, Inc., Class B	41	797
	Shares	Value
Industrials-(continued)
Simpson Manufacturing Co., Inc.	32	$ 2,054
SiteOne Landscape Supply, Inc.(c)	31	2,424
SkyWest, Inc.	10	573
SP Plus Corp.(c)	18	621
Spartan Motors, Inc.	26	328
Spirit Airlines, Inc.(c)	13	488
SPX Corp.(c)	34	1,290
SPX FLOW, Inc.(c)	33	1,112
Standex International Corp.	10	687
Steelcase, Inc., Class A	68	1,056
Stericycle, Inc.(c)	71	3,187
Sunrun, Inc.(c)	57	874
Systemax, Inc.	10	201
Team, Inc.(c)	22	363
Teledyne Technologies, Inc.(c)	29	8,949
Tennant Co.	14	957
Terex Corp.	55	1,366
Tetra Tech, Inc.	43	3,488
Thermon Group Holdings, Inc.(c)	26	565
Timken Co. (The)	53	2,130
Titan International, Inc.	2	5
Titan Machinery, Inc.(c)	15	226
Toro Co. (The)	83	5,977
TPI Composites, Inc.(c)	22	388
Trex Co., Inc.(c)	46	3,934
TriMas Corp.(c)	36	1,058
TriNet Group, Inc.(c)	36	2,417
Trinity Industries, Inc.	89	1,555
Triton International Ltd. (Bermuda)	43	1,382
Triumph Group, Inc.	39	810
TrueBlue, Inc.(c)	31	602
Tutor Perini Corp.(c)	31	310
UniFirst Corp.	12	2,351
Univar Solutions Inc.(b)(c)	106	2,051
Universal Forest Products, Inc.	48	1,877
Universal Logistics Holdings, Inc.	7	147
Upwork, Inc.(b)(c)	42	607
US Ecology, Inc.	17	1,030
Valmont Industries, Inc.	17	2,303
Veritiv Corp.(c)	10	166
Viad Corp.	16	1,034
Vicor Corp.(c)	14	427
Vivint Solar, Inc.(b)(c)	33	266
VSE Corp.	7	223
Wabash National Corp.	43	587
Watsco, Inc.	25	4,089
Watts Water Technologies, Inc., Class A	22	2,016
Welbilt, Inc.(c)	104	1,637
Werner Enterprises, Inc.	36	1,176
Wesco Aircraft Holdings, Inc.(c)	43	473
WESCO International, Inc.(c)	34	1,533
Willdan Group, Inc.(c)	8	289
Willscot Corp.(c)	43	600
Woodward, Inc.	44	4,745
		374,677
Information Technology-16.65%
2U, Inc.(b)(c)	39	697
3D Systems Corp.(b)(c)	90	630
8x8, Inc.(c)	75	1,823

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)—(continued)
August 31, 2019
	Shares	Value
Information Technology-(continued)
A10 Networks, Inc.(c)	41	$ 285
Acacia Communications, Inc.(c)	25	1,576
ACI Worldwide, Inc.(c)	91	2,710
ADTRAN, Inc.	37	380
Advanced Energy Industries, Inc.(c)	30	1,549
Agilysys, Inc.(c)	16	436
Alarm.com Holdings, Inc.(c)	28	1,333
Alpha & Omega Semiconductor Ltd.(c)	15	177
Altair Engineering, Inc., Class A(c)	27	928
Alteryx, Inc., Class A(c)	35	4,986
Ambarella, Inc.(c)	23	1,285
Amkor Technology, Inc.(c)	85	744
Anixter International, Inc.(c)	25	1,499
AppFolio, Inc., Class A(c)	12	1,185
Appian Corp.(c)	18	1,070
Applied Optoelectronics, Inc.(c)	1	9
Arlo Technologies, Inc.(c)	51	160
Aspen Technology, Inc.(c)	55	7,326
Avaya Holdings Corp.(b)(c)	87	1,228
Avnet, Inc.	85	3,561
AVX Corp.	40	542
Axcelis Technologies, Inc.(c)	26	398
Badger Meter, Inc.	23	1,186
Belden, Inc.	31	1,414
Benchmark Electronics, Inc.	30	794
Benefitfocus, Inc.(c)	20	522
Black Knight, Inc.(c)	112	6,972
Blackbaud, Inc.	38	3,457
Blackline, Inc.(c)	30	1,528
Booz Allen Hamilton Holding Corp.	110	8,306
Bottomline Technologies (DE), Inc.(c)	34	1,402
Box, Inc., Class A(c)	107	1,565
Brooks Automation, Inc.	56	1,867
Cabot Microelectronics Corp.	23	2,867
CACI International, Inc., Class A(c)	20	4,446
CalAmp Corp.(c)	27	259
Carbon Black, Inc.(c)	14	365
Carbonite, Inc.(c)	26	313
Cardtronics PLC, Class A(c)	31	918
Casa Systems, Inc.(c)	23	133
Cass Information Systems, Inc.	10	506
Ceridian HCM Holding, Inc.(c)	33	1,906
CEVA, Inc.(c)	17	534
ChannelAdvisor Corp.(c)	20	172
Ciena Corp.(c)	123	5,034
Cirrus Logic, Inc.(c)	46	2,467
Cision Ltd.(c)	64	443
Cloudera, Inc.(b)(c)	166	1,185
Coherent, Inc.	19	2,754
Cohu, Inc.	32	381
CommScope Holding Co., Inc.(c)	152	1,633
CommVault Systems, Inc.	34	1,475
Comtech Telecommunications Corp.	19	508
Conduent, Inc.(c)	141	918
CoreLogic, Inc.(c)	63	3,049
Cornerstone OnDemand, Inc.(c)	39	2,035
Coupa Software, Inc.(c)	45	6,252
Cray, Inc.(c)	32	1,118
Cree, Inc.(c)	81	3,477
CSG Systems International, Inc.	26	1,401
	Shares	Value
Information Technology-(continued)
CTS Corp.	24	$ 685
Cypress Semiconductor Corp.	285	6,558
Daktronics, Inc.	30	217
Diebold Nixdorf, Inc.(c)	57	639
Diodes, Inc.(c)	34	1,243
Dolby Laboratories, Inc., Class A	51	3,140
Domo, Inc., Class B(b)(c)	8	199
Ebix, Inc.(b)	20	708
EchoStar Corp., Class A(c)	37	1,563
Elastic N.V.(c)	20	1,758
Endurance International Group Holdings, Inc.(c)	51	257
Enphase Energy, Inc.(c)	61	1,810
Entegris, Inc.	106	4,540
Envestnet, Inc.(c)	42	2,403
ePlus, Inc.(c)	11	899
Euronet Worldwide, Inc.(c)	41	6,279
Everbridge, Inc.(c)	24	2,069
EVERTEC, Inc.	48	1,673
Evo Payments, Inc., Class A(c)	25	742
ExlService Holdings, Inc.(c)	27	1,828
Extreme Networks, Inc.(c)	92	615
Fabrinet (Thailand)(c)	29	1,464
Fair Isaac Corp.(c)	23	8,113
FARO Technologies, Inc.(c)	14	689
Finisar Corp.(c)	88	1,990
FireEye, Inc.(c)	159	2,135
First Solar, Inc.(c)	62	3,848
Fitbit, Inc., Class A(b)(c)	170	525
Five9, Inc.(c)	46	2,908
ForeScout Technologies, Inc.(c)	25	896
FormFactor, Inc.(c)	58	991
GreenSky, Inc., Class A(b)(c)	41	279
Guidewire Software, Inc.(c)	64	6,156
Hackett Group, Inc. (The)	20	323
Harmonic, Inc.(c)	68	448
HubSpot, Inc.(c)	31	6,190
Ichor Holdings Ltd.(c)	17	361
II-VI, Inc.(b)(c)	47	1,763
Infinera Corp.(b)(c)	124	661
Inphi Corp.(c)	31	1,897
Insight Enterprises, Inc.(c)	28	1,346
Instructure, Inc.	24	993
InterDigital, Inc.	26	1,278
Itron, Inc.(c)	28	1,945
j2 Global, Inc.	37	3,130
Jabil, Inc.	109	3,140
KBR, Inc.	111	2,833
KEMET Corp.	43	720
Kimball Electronics, Inc.(c)	20	264
Knowles Corp.(c)	71	1,440
Kulicke & Soffa Industries, Inc. (Singapore)	52	1,083
Lattice Semiconductor Corp.(c)	98	1,930
Limelight Networks, Inc.(c)	90	219
Littelfuse, Inc.	20	3,121
LivePerson, Inc.(c)	48	1,908
LiveRamp Holdings, Inc.(c)	51	2,160
LogMeIn, Inc.	40	2,674
Lumentum Holdings, Inc.(b)(c)	60	3,346
MACOM Technology Solutions Holdings, Inc.(c)	36	707
Manhattan Associates, Inc.(c)	51	4,214

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)—(continued)
August 31, 2019
	Shares	Value
Information Technology-(continued)
ManTech International Corp., Class A	21	$ 1,476
MAXIMUS, Inc.	50	3,847
MaxLinear, Inc.(c)	52	1,031
Mellanox Technologies Ltd.(c)	36	3,854
Methode Electronics, Inc.	29	920
MicroStrategy, Inc., Class A(c)	7	1,003
Mimecast Ltd.(c)	38	1,555
Mitek Systems, Inc.(c)	30	304
MKS Instruments, Inc.	43	3,367
Mobileiron, Inc.(c)	50	345
Model N, Inc.(c)	19	544
Monolithic Power Systems, Inc.	32	4,818
Monotype Imaging Holdings, Inc.	32	632
MTS Systems Corp.	14	796
Nanometrics, Inc.(c)	18	491
National Instruments Corp.	99	4,158
NCR Corp.(c)	93	2,930
NETGEAR, Inc.(c)	25	868
NetScout Systems, Inc.(c)	61	1,351
New Relic, Inc.(c)	38	2,179
NIC, Inc.	52	1,083
nLight, Inc.(c)	22	284
Novanta, Inc.(c)	27	2,025
Nuance Communications, Inc.(c)	224	3,765
Nutanix, Inc., Class A(c)	111	2,690
NVE Corp.	4	257
OneSpan, Inc.(c)	25	338
OSI Systems, Inc.(c)	14	1,470
Paylocity Holding Corp.(c)	27	2,949
PC Connection, Inc.	9	317
PDF Solutions, Inc.(c)	22	258
Pegasystems, Inc.	31	2,175
Perficient, Inc.(c)	26	958
Perspecta, Inc.	115	2,984
Photronics, Inc.(c)	53	572
Pivotal Software, Inc., Class A(b)(c)	53	790
Plantronics, Inc.	26	808
Plexus Corp.(c)	24	1,373
Pluralsight, Inc., Class A(b)(c)	60	966
Power Integrations, Inc.	23	2,047
Presidio, Inc.	36	577
Progress Software Corp.	35	1,322
Proofpoint, Inc.(c)	44	4,999
PROS Holdings, Inc.(c)	26	1,847
Pure Storage, Inc., Class A(c)	183	2,979
Q2 Holdings, Inc.(c)	31	2,788
QAD, Inc., Class A	8	324
Qualys, Inc.(c)	26	2,070
Rambus, Inc.(c)	85	1,066
Rapid7, Inc.(c)	32	1,718
RealPage, Inc.(c)	62	3,948
Ribbon Communications, Inc.(c)	42	217
RingCentral, Inc., Class A(c)	55	7,762
Rogers Corp.(c)	15	1,986
Rudolph Technologies, Inc.(c)	24	528
SailPoint Technologies Holding, Inc.(c)	62	1,397
Sanmina Corp.(c)	54	1,561
ScanSource, Inc.(c)	20	565
Science Applications International Corp.	42	3,696
SecureWorks Corp., Class A(b)(c)	6	72
	Shares	Value
Information Technology-(continued)
Semtech Corp.(c)	52	$ 2,182
ShotSpotter, Inc.(b)(c)	6	163
Silicon Laboratories, Inc.(c)	34	3,706
SMART Global Holdings, Inc.(c)	11	313
Smartsheet Inc., Class A(c)	69	3,353
SolarEdge Technologies, Inc.(c)	33	2,703
SPS Commerce, Inc.(c)	28	1,415
SunPower Corp.(b)(c)	50	626
SVMK, Inc.	20	335
Switch, Inc., Class A(b)	45	738
Sykes Enterprises, Inc.(c)	32	928
Synaptics, Inc.(c)	27	865
SYNNEX Corp.	34	2,850
Tech Data Corp.(c)	29	2,689
Tenable Holdings, Inc.(c)	23	524
Teradata Corp.(c)	92	2,840
Teradyne, Inc.	141	7,469
TiVo Corp.	98	738
Trade Desk, Inc. (The), Class A(c)	29	7,127
TTEC Holdings, Inc.	13	610
TTM Technologies, Inc.(c)	78	832
Tucows, Inc., Class A(b)(c)	8	404
Tyler Technologies, Inc.(c)	30	7,696
Ultra Clean Holdings, Inc.(c)	31	370
Unisys Corp.(c)	40	262
Universal Display Corp.	34	6,986
Upland Software, Inc.(c)	17	646
Varonis Systems, Inc.(c)	23	1,571
Veeco Instruments, Inc.(c)	38	352
Verint Systems, Inc.(c)	51	2,718
Verra Mobility Corp.(c)	87	1,211
Versum Materials, Inc.	86	4,472
ViaSat, Inc.(c)	31	2,459
Viavi Solutions, Inc.(c)	179	2,486
Virtusa Corp.(c)	22	795
Vishay Intertechnology, Inc.	104	1,646
Vishay Precision Group, Inc.(c)	8	250
WEX, Inc.(c)	34	6,955
Workiva, Inc.(c)	23	1,107
Xperi Corp.	38	696
Yext, Inc.(c)	43	678
Zendesk, Inc.(c)	86	6,897
Zscaler, Inc.(c)	49	3,368
Zuora, Inc.(b)(c)	52	783
		435,806
Materials-4.93%
A. Schulman Inc., CVR(c)(e)	23	12
AdvanSix, Inc.(c)	23	514
AK Steel Holding Corp.(c)	248	536
Alcoa Corp.(c)	145	2,600
Allegheny Technologies, Inc.(c)	99	1,962
American Vanguard Corp.	21	298
Amyris, Inc.(b)(c)	30	113
AptarGroup, Inc.	50	6,111
Ashland Global Holdings, Inc.	49	3,589
Balchem Corp.	25	2,220
Berry Global Group, Inc.(c)	102	3,992
Boise Cascade Co.	30	942
Cabot Corp.	47	1,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)—(continued)
August 31, 2019
	Shares	Value
Materials-(continued)
Carpenter Technology Corp.	37	$ 1,800
Century Aluminum Co.(c)	1	5
Chase Corp.	6	601
Chemours Co. (The)	130	1,842
Clearwater Paper Corp.(c)	13	208
Cleveland-Cliffs, Inc.(b)	229	1,818
Coeur Mining, Inc.(c)	159	870
Commercial Metals Co.	92	1,442
Compass Minerals International, Inc.	27	1,343
Domtar Corp.	49	1,615
Eagle Materials, Inc.	36	3,031
Element Solutions, Inc.(c)	178	1,661
Ferro Corp.(c)	62	632
FutureFuel Corp.	21	226
GCP Applied Technologies, Inc.(c)	51	895
Graphic Packaging Holding Co.	233	3,218
Greif, Inc., Class A	20	704
Greif, Inc., Class B	3	125
H.B. Fuller Co.	40	1,704
Hawkins, Inc.	8	355
Haynes International, Inc.	10	299
Hecla Mining Co.	379	675
Huntsman Corp.	165	3,287
Ingevity Corp.(c)	33	2,514
Innophos Holdings, Inc.	15	421
Innospec, Inc.	19	1,580
Intrepid Potash, Inc.(c)	77	229
Kaiser Aluminum Corp.	13	1,150
Koppers Holdings, Inc.(c)	16	424
Kraton Corp.(c)	25	686
Kronos Worldwide, Inc.	18	197
Livent Corp.(c)	114	701
Louisiana-Pacific Corp.	106	2,548
Materion Corp.	16	941
McEwen Mining, Inc.	216	438
Mercer International, Inc. (Germany)	33	397
Minerals Technologies, Inc.	28	1,350
Myers Industries, Inc.	25	421
Neenah, Inc.	13	829
NewMarket Corp.	7	3,323
Olin Corp.	129	2,190
OMNOVA Solutions, Inc.(c)	35	352
Owens-Illinois, Inc.	120	1,220
PH Glatfelter Co.	35	503
PolyOne Corp.	61	1,953
PQ Group Holdings, Inc.(c)	32	457
Quaker Chemical Corp.	11	1,747
Rayonier Advanced Materials, Inc.	1	4
Reliance Steel & Aluminum Co.	53	5,153
Resolute Forest Products, Inc.	46	197
Royal Gold, Inc.	52	6,936
RPM International, Inc.	103	6,970
Ryerson Holding Corp.(c)	13	89
Schnitzer Steel Industries, Inc.	21	465
Schweitzer-Mauduit International, Inc., Class A	24	805
Scotts Miracle-Gro Co. (The)	33	3,509
Sensient Technologies Corp.	33	2,156
Silgan Holdings, Inc.	61	1,815
Sonoco Products Co.	78	4,462
Stepan Co.	16	1,526
	Shares	Value
Materials-(continued)
Summit Materials, Inc., Class A(c)	88	$ 1,846
SunCoke Energy, Inc.(c)	71	443
TimkenSteel Corp.(c)	30	157
Tredegar Corp.	21	363
Trinseo SA	32	1,123
Tronox Holdings PLC, Class A	74	550
United States Lime & Minerals, Inc.	2	154
United States Steel Corp.(b)	134	1,483
US Concrete, Inc.(c)	12	486
Valvoline, Inc.	148	3,345
Venator Materials PLC(c)	1	2
Verso Corp., Class A(c)	27	276
W.R. Grace & Co.	47	3,182
Warrior Met Coal, Inc.	36	752
Worthington Industries, Inc.	32	1,110
		129,055
Real Estate-10.85%
Acadia Realty Trust	64	1,750
Agree Realty Corp.	29	2,166
Alexander & Baldwin, Inc.	54	1,236
Alexanders, Inc.	2	755
Altisource Portfolio Solutions S.A.(c)	5	99
American Assets Trust, Inc.	39	1,828
American Campus Communities, Inc.	107	4,973
American Finance Trust, Inc.(b)	83	994
American Homes 4 Rent, Class A	209	5,346
Americold Realty Trust	137	4,990
Apartment Investment & Management Co., Class A	116	5,916
Apple Hospitality REIT, Inc.	167	2,660
Armada Hoffler Properties, Inc.	39	676
Ashford Hospitality Trust, Inc.	75	210
Braemar Hotels & Resorts, Inc.	22	202
Brandywine Realty Trust	138	1,980
Brixmor Property Group, Inc.	234	4,313
CareTrust REIT, Inc.	70	1,665
CatchMark Timber Trust, Inc., Class A	39	386
Cedar Realty Trust, Inc.	70	166
Chatham Lodging Trust	37	614
Chesapeake Lodging Trust	48	1,236
Colony Capital, Inc.	365	1,643
Columbia Property Trust, Inc.	92	1,968
Community Healthcare Trust, Inc.	14	597
CoreCivic, Inc.	93	1,576
CorEnergy Infrastructure Trust, Inc.	10	451
CorePoint Lodging, Inc. REIT	33	300
CoreSite Realty Corp.	29	3,369
Corporate Office Properties Trust	86	2,485
Cousins Properties Inc.	114	3,956
CubeSmart	147	5,276
Cushman & Wakefield PLC(c)	76	1,280
CyrusOne, Inc.	90	6,611
DiamondRock Hospitality Co.	158	1,496
Douglas Emmett, Inc.	127	5,359
Easterly Government Properties, Inc.	48	986
EastGroup Properties, Inc.	29	3,611
Empire State Realty Trust, Inc., Class A	117	1,645
EPR Properties	58	4,538
Equity Commonwealth	95	3,198

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)—(continued)
August 31, 2019
	Shares	Value
Real Estate-(continued)
Essential Properties Realty Trust, Inc.	57	$ 1,294
eXp World Holdings, Inc.(c)	17	148
First Industrial Realty Trust, Inc.	99	3,856
Five Point Holdings LLC, Class A(b)(c)	39	274
Forestar Group, Inc.(c)	8	152
Four Corners Property Trust, Inc.	54	1,538
Franklin Street Properties Corp.	84	636
Front Yard Residential Corp.	40	444
FRP Holdings, Inc.(c)	6	295
Gaming and Leisure Properties, Inc.	160	6,259
GEO Group, Inc. (The)	95	1,630
Getty Realty Corp.	27	858
Gladstone Commercial Corp.	23	521
Global NET Lease, Inc.	66	1,266
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	49	1,354
Healthcare Realty Trust, Inc.	98	3,257
Healthcare Trust of America, Inc., Class A	161	4,566
Hersha Hospitality Trust	29	403
Highwoods Properties, Inc.	81	3,500
Hospitality Properties Trust	129	3,114
Howard Hughes Corp. (The)(c)	32	4,041
Hudson Pacific Properties, Inc.	121	4,114
Independence Realty Trust, Inc.	70	974
Industrial Logistics Properties Trust	51	1,091
Innovative Industrial Properties, Inc.(b)	9	802
Investors Real Estate Trust	9	623
iStar, Inc.(b)	53	678
JBG SMITH Properties	102	3,903
Kennedy-Wilson Holdings, Inc.	101	2,119
Kilroy Realty Corp.	79	6,151
Kite Realty Group Trust	66	943
Lamar Advertising Co., Class A	67	5,136
Lexington Realty Trust	166	1,725
Life Storage, Inc.	37	3,921
LTC Properties, Inc.	31	1,513
Mack-Cali Realty Corp.	71	1,446
Marcus & Millichap, Inc.(c)	18	649
Medical Properties Trust, Inc.	345	6,414
MGM Growth Properties LLC , Class A	71	2,190
Monmouth Real Estate Investment Corp.	69	905
National Health Investors, Inc.	34	2,821
National Storage Affiliates Trust	44	1,472
New Senior Investment Group, Inc.	64	400
Newmark Group, Inc., Class A	103	894
NexPoint Residential Trust, Inc.	15	696
NorthStar Realty Europe Corp.	31	525
Office Properties Income Trust	38	1,030
Omega Healthcare Investors, Inc.	168	6,834
One Liberty Properties, Inc.	11	295
Outfront Media, Inc.	110	3,023
Paramount Group, Inc.	146	1,924
Park Hotels & Resorts, Inc.	158	3,721
Pebblebrook Hotel Trust	102	2,751
Pennsylvania Real Estate Investment Trust(b)	53	272
Physicians Realty Trust	143	2,477
Piedmont Office Realty Trust, Inc., Class A	98	1,935
PotlatchDeltic Corp.	53	2,039
Preferred Apartment Communities, Inc., Class A	33	444
PS Business Parks, Inc.	16	2,874
	Shares	Value
Real Estate-(continued)
QTS Realty Trust, Inc., Class A	43	$ 2,110
Rayonier, Inc.	102	2,734
RE/MAX Holdings, Inc., Class A	14	359
Redfin Corp.(b)(c)	57	963
Retail Opportunity Investments Corp.	89	1,558
Retail Properties of America, Class A	167	1,897
Retail Value, Inc.	12	444
Rexford Industrial Realty, Inc.	76	3,358
RLJ Lodging Trust	137	2,221
RMR Group, Inc. (The), Class A	12	559
RPT Realty	63	750
Ryman Hospitality Properties, Inc.	38	3,027
Sabra Health Care REIT, Inc.	140	3,027
Saul Centers, Inc.	11	553
Senior Housing Properties Trust	186	1,579
Seritage Growth Properties, Class A	27	1,055
SITE Centers Corp.	113	1,566
Spirit MTA REIT	34	286
Spirit Realty Capital, Inc.	79	3,787
St. Joe Co. (The)(c)	28	503
STAG Industrial, Inc.	101	2,937
STORE Capital Corp. REIT	158	5,966
Summit Hotel Properties, Inc.	82	915
Sunstone Hotel Investors, Inc.	179	2,352
Tanger Factory Outlet Centers, Inc.(b)	74	1,046
Taubman Centers, Inc.	48	1,874
Tejon Ranch Co.(c)	17	285
Terreno Realty Corp.	48	2,427
UMH Properties, Inc.	27	347
Uniti Group, Inc.	140	1,035
Universal Health Realty Income Trust	10	967
Urban Edge Properties	90	1,576
Urstadt Biddle Properties, Inc., Class A	23	483
VICI Properties, Inc.	317	7,025
Washington Prime Group, Inc.(b)	146	472
Washington REIT	63	1,669
Weingarten Realty Investors	96	2,543
Whitestone REIT	28	348
Xenia Hotels & Resorts, Inc.	88	1,778
		284,017
Utilities-3.25%
ALLETE, Inc.	41	3,515
American States Water Co.	29	2,683
Aqua America Inc.	165	7,308
AquaVenture Holdings Ltd.(c)	16	283
Avista Corp.	52	2,439
Black Hills Corp.	47	3,605
California Water Service Group	38	2,145
Chesapeake Utilities Corp.	13	1,230
Clearway Energy, Inc., Class A	27	453
Clearway Energy, Inc., Class C	57	1,009
Connecticut Water Service, Inc.	9	631
El Paso Electric Co.	32	2,134
Hawaiian Electric Industries, Inc.	85	3,774
IDACORP, Inc.	40	4,392
MDU Resources Group, Inc.	154	4,141
MGE Energy, Inc.	27	2,048
Middlesex Water Co.	13	794
National Fuel Gas Co.	61	2,851

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)—(continued)
August 31, 2019
	Shares	Value
Utilities-(continued)
New Jersey Resources Corp.	70	$ 3,202
NextEra Energy Partners L.P.(b)	44	2,255
Northwest Natural Holding Co.	23	1,641
NorthWestern Corp.	39	2,825
ONE Gas, Inc.	41	3,756
Ormat Technologies, Inc.	30	2,228
Otter Tail Corp.	28	1,417
Pattern Energy Group, Inc., Class A	69	1,873
PNM Resources, Inc.	62	3,163
Portland General Electric Co.	70	3,982
SJW Group	19	1,298
South Jersey Industries, Inc.	72	2,329
Southwest Gas Holdings, Inc.	42	3,832
Spire, Inc.	40	3,396
Star Group L.P.	39	359
TerraForm Power, Inc., Class A	49	831
Unitil Corp.	12	725
York Water Co. (The)	10	373
		84,920
Total Common Stocks & Other Equity Interests (Cost $2,467,322)		2,596,213
Money Market Funds-0.95%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(f) (Cost $24,959)	24,959	24,959
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.17% (Cost $2,492,281)		2,621,172
	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-4.09%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(f)(g)	79,372	$ 79,372
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(f)(g)	27,547	27,558
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $106,929)		106,930
TOTAL INVESTMENTS IN SECURITIES-104.26% (Cost $2,599,210)		2,728,102
OTHER ASSETS LESS LIABILITIES-(4.26)%		(111,456)
NET ASSETS-100.00%		$2,616,646

Investment Abbreviations:
CVR	-Contingent Value Rights
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	Non-income producing security.
(d)	The Fund’s Adviser and Invesco Mortgage Capital, Inc. are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Mortgage Capital, Inc. is considered to be affiliated. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended August 31, 2019.

	Value August 31, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2019	Dividend Income
Invesco Mortgage Capital, Inc.	$1,380	$318	$(79)	$(110)	$(6)	$1,503	$160

(e)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(f)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco PureBetaSM US Aggregate Bond ETF (PBND)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Treasury Securities-40.30%
U.S. Treasury Bonds-10.47%
7.63%, 11/15/2022	$75,000	$ 89,477
6.25%, 08/15/2023	100,000	118,549
6.63%, 02/15/2027	50,000	68,190
5.38%, 02/15/2031	50,000	70,144
4.50%, 02/15/2036	50,000	70,281
4.25%, 05/15/2039	200,000	281,773
4.50%, 08/15/2039	100,000	145,465
4.38%, 11/15/2039	100,000	143,510
4.75%, 02/15/2041	100,000	151,502
2.75%, 08/15/2042	100,000	115,449
2.88%, 05/15/2043	100,000	117,951
3.75%, 11/15/2043	50,000	67,631
3.63%, 02/15/2044	175,000	232,719
2.88%, 08/15/2045	200,000	237,469
2.25%, 08/15/2046	200,000	211,809
3.00%, 05/15/2047	150,000	183,355
2.75%, 08/15/2047	100,000	116,855
3.13%, 05/15/2048	50,000	62,719
3.00%, 08/15/2048	50,000	61,396
3.38%, 11/15/2048	60,000	78,916
3.00%, 02/15/2049	50,000	61,591
2.88%, 05/15/2049	25,000	30,120
		2,716,871
U.S. Treasury Notes-29.83%
1.38%, 10/31/2020	200,000	199,191
2.63%, 11/15/2020	100,000	101,080
1.63%, 11/30/2020	250,000	249,785
2.75%, 11/30/2020	50,000	50,645
1.75%, 12/31/2020	100,000	100,088
2.38%, 12/31/2020	100,000	100,904
3.63%, 02/15/2021	75,000	77,133
2.50%, 02/28/2021	100,000	101,287
1.25%, 03/31/2021	200,000	198,891
2.25%, 03/31/2021	115,000	116,137
3.13%, 05/15/2021	200,000	205,160
1.13%, 06/30/2021	200,000	198,441
2.13%, 08/15/2021	100,000	101,129
1.13%, 09/30/2021	200,000	198,391
2.00%, 11/15/2021	100,000	101,117
1.75%, 11/30/2021	200,000	201,160
1.88%, 11/30/2021	200,000	201,711
2.00%, 02/15/2022	200,000	202,641
1.88%, 03/31/2022	200,000	202,113
1.75%, 05/15/2022	200,000	201,602
2.13%, 05/15/2022	100,000	101,770
2.13%, 06/30/2022	200,000	203,895
1.63%, 08/15/2022	100,000	100,574
1.63%, 11/15/2022	100,000	100,631
2.00%, 11/30/2022	100,000	101,807
2.13%, 12/31/2022	100,000	102,281
2.00%, 02/15/2023	100,000	101,941
1.50%, 02/28/2023	200,000	200,539
2.63%, 02/28/2023	100,000	104,062
1.75%, 05/15/2023	100,000	101,195
2.50%, 08/15/2023	100,000	104,158
	Principal Amount	Value
U.S. Treasury Notes-(continued)
2.75%, 11/15/2023	$200,000	$ 210,836
2.25%, 01/31/2024	200,000	207,098
2.75%, 02/15/2024	50,000	52,874
2.38%, 02/29/2024	100,000	104,203
2.13%, 03/31/2024	50,000	51,567
2.50%, 05/15/2024	100,000	104,939
2.00%, 05/31/2024	50,000	51,370
2.00%, 06/30/2024	200,000	205,469
2.38%, 08/15/2024	200,000	209,180
2.25%, 11/15/2024	150,000	156,214
2.00%, 02/15/2025	200,000	206,059
2.13%, 05/15/2025	100,000	103,791
2.00%, 08/15/2025	100,000	103,162
2.25%, 11/15/2025	200,000	209,520
1.63%, 02/15/2026	100,000	101,055
1.63%, 05/15/2026	50,000	50,545
1.50%, 08/15/2026	100,000	100,281
2.00%, 11/15/2026	200,000	207,469
2.38%, 05/15/2027	100,000	106,646
2.25%, 08/15/2027	150,000	158,760
2.25%, 11/15/2027	50,000	52,970
2.75%, 02/15/2028	100,000	110,020
2.88%, 05/15/2028	100,000	111,244
2.88%, 08/15/2028	50,000	55,733
3.13%, 11/15/2028	50,000	56,934
2.63%, 02/15/2029	100,000	109,812
2.38%, 05/15/2029	100,000	107,789
		7,736,999
Total U.S. Treasury Securities (Cost $9,867,581)		10,453,870
U.S. Dollar Denominated Bonds & Notes-31.28%
Aerospace & Defense-0.47%
United Technologies Corp., 4.50%, 06/01/2042	100,000	120,894
Asset Management & Custody Banks-0.39%
Bank of New York Mellon Corp. (The), 2.20%, 08/16/2023	100,000	100,831
Automobile Manufacturers-0.82%
General Motors Financial Co., Inc., 3.20%, 07/06/2021	100,000	101,260
Toyota Motor Corp. (Japan), 3.67%, 07/20/2028	100,000	112,249
		213,509
Biotechnology-1.25%
AbbVie, Inc., 3.60%, 05/14/2025	100,000	104,341
Amgen, Inc., 4.66%, 06/15/2051	100,000	119,130
Gilead Sciences, Inc., 2.55%, 09/01/2020	100,000	100,551
		324,022
Brewers-0.41%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium), 3.65%, 02/01/2026	100,000	107,488
Cable & Satellite-0.40%
Comcast Corp., 2.75%, 03/01/2023	100,000	102,785

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco PureBetaSM US Aggregate Bond ETF (PBND)—(continued)
August 31, 2019
	Principal Amount	Value
Consumer Finance-0.39%
American Express Credit Corp., 2.70%, 03/03/2022	$100,000	$ 102,027
Diversified Banks-5.57%
Asian Development Bank (Supranational), 1.75%, 06/08/2021	100,000	100,257
Bank of America Corp., 3.88%, 08/01/2025	100,000	109,186
Bank of Montreal (Canada), 4.34% (5 yr. U.S. Swap Rate + 1.28%), 10/05/2028(b)	100,000	106,330
Citigroup, Inc., 8.13%, 07/15/2039	100,000	167,330
European Investment Bank (Supranational), 2.25%, 03/15/2022	100,000	101,849
HSBC Holdings PLC (United Kingdom), 4.58% (3 mo. USD LIBOR + 1.53%), 06/19/2029(b)	200,000	223,729
Inter-American Development Bank (Supranational), 3.00%, 02/21/2024	100,000	106,643
JPMorgan Chase & Co., 3.96% (3 mo. USD LIBOR + 1.38%), 11/15/2048(b)	100,000	115,059
Mitsubishi UFJ Financial Group, Inc. (Japan), 3.76%, 07/26/2023	100,000	105,799
Sumitomo Mitsui Financial Group, Inc. (Japan), 2.93%, 03/09/2021	100,000	101,226
Toronto-Dominion Bank (The) (Canada), 3.63% (5 yr. U.S. Swap Rate + 2.21%), 09/15/2031(b)	100,000	104,445
Wells Fargo & Co., 3.07%, 01/24/2023	100,000	102,311
		1,444,164
Diversified Chemicals-0.41%
Dow Chemical Co. (The), 4.38%, 11/15/2042	100,000	105,458
Electric Utilities-1.29%
Duke Energy Corp., 3.75%, 09/01/2046	100,000	105,110
Entergy Louisiana, LLC, 4.00%, 03/15/2033	100,000	116,109
Georgia Power Co., 4.30%, 03/15/2043	100,000	113,468
		334,687
Environmental & Facilities Services-0.43%
Waste Management, Inc., 3.90%, 03/01/2035	100,000	111,144
Health Care Equipment-0.51%
Abbott Laboratories, 4.90%, 11/30/2046	100,000	133,815
Health Care Services-0.39%
CVS Health Corp., 2.88%, 06/01/2026	100,000	100,843
Home Improvement Retail-0.54%
Home Depot, Inc. (The), 5.88%, 12/16/2036	100,000	141,289
Industrial Conglomerates-0.47%
General Electric Co., 6.75%, 03/15/2032	100,000	122,695
Industrial Machinery-0.40%
CNH Industrial Capital LLC, 4.38%, 04/05/2022	100,000	104,375
Integrated Oil & Gas-1.08%
BP Capital Markets PLC (United Kingdom), 3.12%, 05/04/2026	100,000	103,848
Exxon Mobil Corp., 2.73%, 03/01/2023	100,000	103,148
Shell International Finance B.V. (Netherlands), 6.38%, 12/15/2038	50,000	74,092
		281,088
Integrated Telecommunication Services-0.40%
AT&T, Inc., 3.40%, 05/15/2025	100,000	104,861
	Principal Amount	Value
Internet & Direct Marketing Retail-0.89%
Amazon.com, Inc., 2.50%, 11/29/2022	$100,000	$ 102,023
Verizon Communications, Inc., 5.01%, 04/15/2049	100,000	127,850
		229,873
Investment Banking & Brokerage-0.80%
Goldman Sachs Group, Inc. (The), 2.88%, 02/25/2021	100,000	100,979
Morgan Stanley, Series F, 3.88%, 04/29/2024	100,000	107,363
		208,342
IT Consulting & Other Services-0.50%
International Business Machines Corp., 6.50%, 01/15/2028	100,000	129,453
Life & Health Insurance-0.45%
MetLife, Inc., 6.40%, 12/15/2036	100,000	117,000
Managed Health Care-0.39%
UnitedHealth Group, Inc., 2.13%, 03/15/2021	100,000	100,251
Movies & Entertainment-0.42%
Walt Disney Co. (The), 3.38%, 11/15/2026(c)	100,000	108,084
Multi-Sector Holdings-1.19%
Berkshire Hathaway Energy Co., 3.75%, 11/15/2023	100,000	106,367
Berkshire Hathaway Finance Corp., 2.90%, 10/15/2020	100,000	101,151
International Bank for Reconstruction & Development (Supranational), 2.75%, 07/23/2021	100,000	102,206
		309,724
Multi-Utilities-0.41%
Delmarva Power & Light Co., 3.50%, 11/15/2023	100,000	106,212
Office REITs-0.41%
Boston Properties L.P., 3.80%, 02/01/2024	100,000	106,396
Oil & Gas Exploration & Production-0.45%
ConocoPhillips Co., 4.95%, 03/15/2026	100,000	116,184
Oil & Gas Refining & Marketing-0.40%
Valero Energy Corp., 3.40%, 09/15/2026	100,000	103,584
Oil & Gas Storage & Transportation-0.90%
Energy Transfer Partners, L.P., 6.13%, 12/15/2045	100,000	119,069
TransCanada PipeLines Ltd. (Canada), 4.63%, 03/01/2034	100,000	114,450
		233,519
Packaged Foods & Meats-0.41%
Kraft Heinz Foods Co., 5.20%, 07/15/2045	100,000	105,637
Pharmaceuticals-0.39%
Bayer US Finance II LLC (Germany), 2.75%, 07/15/2021(c)	100,000	100,203
Property & Casualty Insurance-0.39%
Chubb INA Holdings, Inc., 2.30%, 11/03/2020	100,000	100,410
Railroads-0.47%
Union Pacific Corp., 4.50%, 09/10/2048	100,000	121,953
Semiconductors-0.40%
Intel Corp., 2.70%, 12/15/2022	100,000	103,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco PureBetaSM US Aggregate Bond ETF (PBND)—(continued)
August 31, 2019
	Principal Amount	Value
Soft Drinks-0.39%
PepsiCo, Inc., 2.15%, 10/14/2020	$100,000	$ 100,304
Sovereign Debt-3.12%
Hungary Government International Bond (Hungary), 5.38%, 02/21/2023	200,000	220,829
Indonesia Government International Bond (Indonesia), 8.50%, 10/12/2035(c)	100,000	160,333
Japan Bank For International Cooperation (Japan), 2.88%, 06/01/2027	200,000	214,879
Mexico Government International Bond (Mexico), 4.75%, 03/08/2044	100,000	110,720
Province of Alberta Canada (Canada), 2.20%, 07/26/2022	100,000	101,615
		808,376
Specialized REITs-0.40%
American Tower Corp., 3.50%, 01/31/2023	100,000	103,980
Steel-0.44%
Vale Overseas Ltd. (Brazil), 6.25%, 08/10/2026	100,000	115,675
Systems Software-0.84%
Microsoft Corp., 3.70%, 08/08/2046	100,000	117,755
Oracle Corp., 1.90%, 09/15/2021	100,000	100,024
		217,779
Technology Hardware, Storage & Peripherals-0.39%
Apple, Inc., 2.40%, 05/03/2023	100,000	102,176
Tobacco-0.41%
Philip Morris International, Inc., 4.13%, 03/04/2043	100,000	106,996
Trading Companies & Distributors-0.40%
Air Lease Corp., 3.63%, 04/01/2027	100,000	104,086
Total U.S. Dollar Denominated Bonds & Notes (Cost $7,704,414)		8,115,173
U.S. Government Sponsored Agency Mortgage-Backed Securities-23.74%
Federal Home Loan Mortgage Corp. (FHLMC)-7.25%
2.38%, 01/13/2022	100,000	101,943
2.50%, 09/01/2028	101,620	103,300
3.00%, 11/01/2028	169,052	174,246
3.50%, 02/01/2043	91,205	95,475
3.50%, 05/01/2045	176,521	184,988
3.50%, 03/01/2046	63,148	66,431
3.00%, 06/01/2046	297,749	306,856
4.00%, 08/01/2047	193,460	202,974
3.50%, 10/01/2047	215,074	222,781
4.00%, 09/01/2048	127,305	132,277
4.00%, 10/01/2048	85,776	89,118
4.50%, 01/20/2049	142,650	149,429
4.00%, 07/01/2049	49,223	51,209
		1,881,027
Federal National Mortgage Association (FNMA)-10.10%
2.63%, 09/06/2024	100,000	105,796
3.50%, 12/01/2028	72,007	74,853
2.50%, 02/01/2032	121,239	123,006
3.00%, 09/01/2032	158,762	163,890
3.50%, 01/01/2033	78,262	81,951
3.50%, 10/01/2042	181,902	190,887
	Principal Amount	Value
Federal National Mortgage Association (FNMA)-(continued)
3.50%, 08/01/2045	$188,509	$ 196,801
3.00%, 09/01/2046	153,970	158,477
3.00%, 12/01/2046	158,911	163,446
3.00%, 12/01/2046	118,989	123,906
3.50%, 08/01/2047	205,438	212,955
4.00%, 09/01/2047	237,489	248,865
4.00%, 10/01/2047	311,322	325,888
4.00%, 12/01/2047	81,805	85,650
3.50%, 01/01/2048	87,369	90,507
5.00%, 05/01/2048	72,012	76,974
3.50%, 07/01/2048	90,787	93,565
4.00%, 06/01/2049	97,480	101,421
		2,618,838
Government National Mortgage Association (GNMA)-6.39%
3.50%, 04/20/2033	80,701	83,619
3.50%, 04/20/2042	64,965	69,040
4.00%, 11/15/2046	80,147	86,675
3.00%, 11/20/2046	429,067	442,486
4.00%, 05/20/2047	157,916	165,843
3.50%, 08/20/2047	326,189	340,491
3.50%, 09/20/2047	288,187	300,806
5.00%, 05/20/2048	64,111	67,446
4.00%, 02/20/2049	97,442	101,773
		1,658,179
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $6,069,449)		6,158,044

Asset-Backed Securities-3.03%
Citibank Credit Card Issuance Trust, Series 2017-A3, Class A3, 1.92%, 04/07/2022	100,000	99,960
COMM Mortgage Trust, Series 2015-CR22, Class A5, 3.31%, 03/10/2048	100,000	106,441
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19%, 07/15/2031(c)	100,000	105,564
Verizon Owner Trust, Series 2017-3A, Class A1A, 2.06%, 04/20/2022(c)	100,000	100,090
Wells Fargo Commercial Mortgage Trust
Series 2015-LC20, Class B, 3.72%, 04/15/2050	100,000	105,795
Series 2015-NXS2, Class A4, 3.50%, 07/15/2058	200,000	214,841
WFRBS Commercial Mortgage Trust, Series 2012-C9, Class C, 4.54%, 11/15/2045(d)	50,000	51,973
Total Asset-Backed Securities (Cost $758,967)		784,664

Municipal Obligations-0.65%
California (State of), Series 2009, GO Bonds, 7.55%, 04/01/2039 (Cost $150,902)	100,000	167,882

U.S. Government Sponsored Agency Securities-0.42%
Resolution Funding Corp., Series A, 8.63%, 01/15/2021 (Cost $109,176)	100,000	109,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco PureBetaSM US Aggregate Bond ETF (PBND)—(continued)
August 31, 2019
	Shares	Value
Money Market Funds-0.09%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(e) (Cost $24,081)	24,081	$ 24,081
TOTAL INVESTMENTS IN SECURITIES-99.51% (Cost $24,684,570)		25,813,034
OTHER ASSETS LESS LIABILITIES-0.49%		127,258
NET ASSETS-100.00%		$25,940,292
Investment Abbreviations:
GO	-General Obligation
LIBOR	-London Interbank Offered Rate
USD	-U.S. Dollar

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2019.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $574,274, which represented 2.21% of the Fund’s Net Assets.
(d)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2019.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Statements of Assets and Liabilities
August 31, 2019
	Invesco PureBetaSM MSCI USA ETF (PBUS)	Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)	Invesco PureBetaSM US Aggregate Bond ETF (PBND)
Assets:
Unaffiliated investments in securities, at value(a)	$2,909,861	$2,594,710	$ 25,788,953
Affiliated investments in securities, at value	21,615	133,392	24,081
Receivable for:
Dividends	5,465	2,356	152,708
Securities lending	3	127	14
Investments sold	-	-	540,594
Total assets	2,936,944	2,730,585	26,506,350
Liabilities:
Payable for:
Investments purchased	-	-	557,822
Collateral upon return of securities loaned	14,025	106,929	-
Accrued unitary management fees	98	133	1,083
Accrued expenses	6,964	6,877	7,153
Total liabilities	21,087	113,939	566,058
Net Assets	$ 2,915,857	$2,616,646	$25,940,292
Net assets consist of:
Shares of beneficial interest	$ 2,500,025	$ 2,500,025	$24,979,616
Distributable earnings	415,832	116,621	960,676
Net Assets	$ 2,915,857	$2,616,646	$25,940,292
Shares outstanding (unlimited amount authorized, $0.01 par value)	100,001	100,001	1,000,001
Net asset value	$ 29.16	$ 26.17	$ 25.94
Market price	$ 29.16	$ 26.21	$ 25.96
Unaffiliated investments in securities, at cost	$ 2,495,550	$2,465,633	$24,660,489
Affiliated investments in securities, at cost	$ 22,424	$ 133,577	$ 24,081
(a)Includes securities on loan with an aggregate value of:	$ 13,744	$ 103,398	$ -
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Statements of Operations
For the year ended August 31, 2019
	Invesco PureBetaSM MSCI USA ETF (PBUS)	Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)	Invesco PureBetaSM US Aggregate Bond ETF (PBND)
Investment income:
Unaffiliated interest income	$ -	$ -	$ 683,206
Unaffiliated dividend income	55,049	38,388	1
Affiliated dividend income	105	209	1,664
Securities lending income	406	737	491
Foreign witholding tax	(3)	(25)	(43)
Total investment income	55,557	39,309	685,319
Expenses:
Unitary management fees	1,120	1,596	12,276
Proxy fees	6,881	6,877	7,153
Total expenses	8,001	8,473	19,429
Less: Waivers	(4)	(4)	(139)
Net expenses	7,997	8,469	19,290
Net investment income	47,560	30,840	666,029
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(1,083)	(7,551)	(93,021)
Affiliated investment securities	-	(6)	-
Net realized gain (loss)	(1,083)	(7,557)	(93,021)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	20,099	(297,185)	1,832,143
Affiliated investment securities	(386)	(109)	-
Change in unrealized appreciation (depreciation)	19,713	(297,294)	1,832,143
Net realized and unrealized gain (loss)	18,630	(304,851)	1,739,122
Net increase (decrease) in net assets resulting from operations	$66,190	$(274,011)	$ 2,405,151
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

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39

Statements of Changes in Net Assets
For the year ended August 31, 2019, period November 1, 2017 through August 31, 2018 and the period ended October 31, 2017
	Invesco PureBetaSM MSCI USA ETF (PBUS)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Period Ended October 31, 2017(a)
Operations:
Net investment income	$ 47,560	$ 43,243	$ 3,638
Net realized gain (loss)	(1,083)	4,577	(620)
Change in net unrealized appreciation (depreciation)	19,713	327,069	66,720
Net increase (decrease) in net assets resulting from operations	66,190	374,889	69,738
Distributions to Shareholders from:
Distributable earnings	(59,334)	(35,651)	-
Return of capital	-	-	-
Total distributions to shareholders	(59,334)	(35,651)	-
Shareholder Transactions:
Proceeds from shares sold	-	-	2,500,025
Net increase in net assets resulting from share transactions	-	-	2,500,025
Net increase (decrease) in net assets	6,856	339,238	2,569,763
Net assets:
Beginning of period	2,909,001	2,569,763	-
End of period	$2,915,857	$ 2,909,001	$2,569,763
Changes in Shares Outstanding:
Shares sold	-	-	100,001
Shares outstanding, beginning of period	100,001	100,001	-
Shares outstanding, end of period	100,001	100,001	100,001

(a)	For the period September 19, 2017 (commencement of investment operations) through October 31, 2017.
(b)	For the period September 27, 2017 (commencement of investment operations) through October 31, 2017.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)			Invesco PureBetaSM US Aggregate Bond ETF (PBND)
Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Period Ended October 31, 2017(a)	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	Period Ended October 31, 2017(b)

$ 30,840	$ 31,917	$ 3,423	$ 666,029	$ 519,464	$ 55,067
(7,557)	76,656	(99)	(93,021)	(35,744)	-
(297,294)	323,037	103,149	1,832,143	(665,580)	(38,099)
(274,011)	431,610	106,473	2,405,151	(181,860)	16,968

(120,640)	(26,811)	-	(698,051)	(540,479)	(52,720)
-	-	-	-	(8,742)	-
(120,640)	(26,811)	-	(698,051)	(549,221)	(52,720)

-	-	2,500,025	-	-	25,000,025
-	-	2,500,025	-	-	25,000,025
(394,651)	404,799	2,606,498	1,707,100	(731,081)	24,964,273

3,011,297	2,606,498	-	24,233,192	24,964,273	-
$2,616,646	$3,011,297	$2,606,498	$25,940,292	$24,233,192	$24,964,273

-	-	100,001	-	-	1,000,001
100,001	100,001	-	1,000,001	1,000,001	-
100,001	100,001	100,001	1,000,001	1,000,001	1,000,001

41

Financial Highlights
Invesco PureBetaSM MSCI USA ETF (PBUS)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	For the Period September 19, 2017(a) Through October 31, 2017
Per Share Operating Performance:
Net asset value at beginning of period	$29.09	$25.70	$ 25.00
Net investment income(b)	0.48	0.43	0.04
Net realized and unrealized gain on investments	0.19	3.32	0.66
Total from investment operations	0.67	3.75	0.70
Distributions to shareholders from:
Net investment income	(0.53)	(0.36)	-
Net realized gains	(0.07)	-	-
Total distributions	(0.60)	(0.36)	-
Net asset value at end of period	$29.16	$29.09	$25.70
Market price at end of period(c)	$29.16	$29.09	$25.70
Net Asset Value Total Return(d)	2.48%	14.68%	2.80% (e)
Market Price Total Return(d)	2.48%	14.68%	2.80% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,916	$2,909	$2,570
Ratio to average net assets of:
Expenses	0.29% (f)	0.04% (g)	0.04% (g)
Net investment income	1.70% (f)	1.91% (g)	1.31% (g)
Portfolio turnover rate(h)	5%	4%	0% (i)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the exchange) to October 31, 2017 was 2.96%. The market price total return from Fund Inception to October 31, 2017 was 3.09%.
(f)	Ratios include non-recurring costs associated with a proxy statement of 0.25%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(i)	Amount represents less than 0.5%.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Financial Highlights—(continued)
Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	For the Period September 19, 2017(a) Through October 31, 2017
Per Share Operating Performance:
Net asset value at beginning of period	$30.11	$26.06	$ 25.00
Net investment income(b)	0.31	0.32	0.04
Net realized and unrealized gain (loss) on investments	(3.05)	4.00	1.02
Total from investment operations	(2.74)	4.32	1.06
Distributions to shareholders from:
Net investment income	(0.38)	(0.27)	-
Net realized gains	(0.82)	-	-
Total distributions	(1.20)	(0.27)	-
Net asset value at end of period	$26.17	$30.11	$26.06
Market price at end of period(c)	$26.21	$30.11	$ 26.08
Net Asset Value Total Return(d)	(8.54)%	16.66%	4.24% (e)
Market Price Total Return(d)	(8.40)%	16.57%	4.32% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,617	$3,011	$2,606
Ratio to average net assets of:
Expenses	0.32% (f)	0.06% (g)	0.06% (g)
Net investment income	1.16% (f)	1.39% (g)	1.21% (g)
Portfolio turnover rate(h)	17%	15%	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the exchange) to October 31, 2017 was 3.66%. The market price total return from Fund Inception to October 31, 2017 was 3.66%.
(f)	Ratios include non-recurring costs associated with a proxy statement of 0.26%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Financial Highlights—(continued)
Invesco PureBetaSM US Aggregate Bond ETF (PBND)
	Year Ended August 31, 2019	Ten Months Ended August 31, 2018	For the Period September 27, 2017(a) Through October 31, 2017
Per Share Operating Performance:
Net asset value at beginning of period	$ 24.23	$ 24.96	$ 25.00
Net investment income(b)	0.67	0.52	0.06
Net realized and unrealized gain (loss) on investments	1.74	(0.70)	(0.05)
Total from investment operations	2.41	(0.18)	0.01
Distributions to shareholders from:
Net investment income	(0.70)	(0.54)	(0.05)
Return of capital	-	(0.01)	-
Total distributions	(0.70)	(0.55)	(0.05)
Net asset value at end of period	$ 25.94	$ 24.23	$ 24.96
Market price at end of period(c)	$ 25.96	$ 24.25	$ 24.96
Net Asset Value Total Return(d)	10.14%	(0.72)%	0.05% (e)
Market Price Total Return(d)	10.14%	(0.64)%	0.05% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$25,940	$24,233	$24,964
Ratio to average net assets of:
Expenses, after Waivers	0.08% (f)	0.05% (g)	0.04% (g)
Expenses, prior to Waivers	0.08% (f)	0.05% (g)	0.05% (g)
Net investment income	2.71% (f)	2.55% (g)	2.44% (g)
Portfolio turnover rate(h)	29%	20%	0% (i)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (September 29, 2017, the first day of trading on the exchange) to October 31, 2017 was 0.01%. The market price total return from Fund Inception to October 31, 2017 was 0.29%.
(f)	Ratios include non-recurring costs associated with a proxy statement of 0.03%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(i)	Amount represents less than 0.5%.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Notes to Financial Statements
Invesco Exchange-Traded Fund Trust II
August 31, 2019
NOTE 1—Organization
Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:
Full Name	Short Name
Invesco PureBetaSM MSCI USA ETF (PBUS)	"PureBeta SM MSCI USA ETF"
Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)	"PureBeta SM MSCI USA Small Cap ETF"
Invesco PureBetaSM US Aggregate Bond ETF (PBND)	"PureBeta SM US Aggregate Bond ETF"
Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on Cboe BZX Exchange, Inc.
The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.
The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):
Fund	Underlying Index
PureBeta SM MSCI USA ETF	MSCI USA Index
PureBeta SM MSCI USA Small Cap ETF	MSCI USA Small Cap Index
PureBeta SM US Aggregate Bond ETF	ICE BofAML US Broad Market IndexSM
NOTE 2—Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.
A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:
A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter ("OTC") market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are

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subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the "Adviser") determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Other Risks
Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s NAV and possibly face trading halts and/or delisting. This risk may be heightened for a Fund if it invests in non-U.S. securities, which may have lower trading volumes.
Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.
Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s changes to the target range for the Federal Funds Rate (and possible continued fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market- making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price

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may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Funds’ transaction costs.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed- income security may be downgraded after purchase, which may adversely affect the value of the security.
Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.
Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.
Liquidity Risk. For certain Funds, liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.
Mortgage-Backed and Asset-Backed Securities Risk. For certain Funds, investments in mortgage- and asset- backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value. In addition, TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction and counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.
Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Because each Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

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Sampling Risk. Certain Funds’ use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Small- and Mid-Capitalization Company Risk. Certain Funds invest in securities of small- and mid- capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
U.S. Government Obligation Risk. Certain Funds may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.
C.	Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.
The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.
D.	Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
E.	Dividends and Distributions to Shareholders - Each Fund (except for PureBetaSM US Aggregate Bond ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. PureBetaSM US Aggregate Bond ETF declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP"). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.
F.	Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s

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taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.
The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
G.	Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses (as set forth in the Investment Advisory Agreement).
Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.
To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.
H.	Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.
The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.
J.	Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an "interested person" (as defined in the 1940 Act) of the Trust (each, an "Independent Trustee") is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.
K.	Securities Lending - Each Fund may participate in securities lending. Each Fund may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown

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as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.
L.	Distributions from Distributable Earnings - In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the Funds have presented the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, in the Statements of Changes in Net Assets.
For the ten-month period ended August 31, 2018 and the fiscal year ended October 31, 2017, distributions from distributable earnings consisted of distributions from net investment income.
NOTE 3—Investment Advisory Agreement and Other Agreements
The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.
Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee equal to a percentage of its average daily net assets as follows:
Unitary Management Fees (as a % of Net Assets)
PureBeta SM MSCI USA ETF	0.04%
PureBeta SM MSCI USA Small Cap ETF	0.06%
PureBeta SM US Aggregate Bond ETF	0.05%
Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.
Further, through August 31, 2021, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.
For fiscal year ended August 31, 2019, the Adviser waived fees for each Fund in the following amounts:
PureBeta SM MSCI USA ETF	$ 4
PureBeta SM MSCI USA Small Cap ETF	4
PureBeta SM US Aggregate Bond ETF	139
The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.
The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):
Fund	Licensor
PureBeta SM MSCI USA ETF	MSCI Inc.
PureBeta SM MSCI USA Small Cap ETF	MSCI Inc.
PureBeta SM US Aggregate Bond ETF	ICE Data Indices, LLC

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Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.
The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.
NOTE 4—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
Except for the Funds listed below, as of August 31, 2019, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
PureBeta SM MSCI USA Small Cap ETF
Investments in Securities
Common Stocks & Other Equity Interests	$2,596,201	$ -	$12	$ 2,596,213
Money Market Funds	131,889	-	-	131,889
Total Investments	$2,728,090	$ -	$12	$ 2,728,102
PureBeta SM US Aggregate Bond ETF
Investments in Securities
U.S. Treasury Securities	$ -	$10,453,870	$ -	$10,453,870
U.S. Dollar Denominated Bonds & Notes	-	8,115,173	-	8,115,173
U.S. Government Sponsored Agency Mortgage-Backed Securities	-	6,158,044	-	6,158,044
Asset-Backed Securities	-	784,664	-	784,664
Municipal Obligations	-	167,882	-	167,882
U.S. Government Sponsored Agency Securities	-	109,320	-	109,320
Money Market Funds	24,081	-	-	24,081
Total Investments	$ 24,081	$ 25,788,953	$ -	$25,813,034

51

NOTE 5—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended August 31, 2019, Period November 1, 2017 to August 31, 2018 and Period Ended October 31, 2017:
	August 31, 2019		August 31, 2018		October 31, 2017
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Return of Capital	Ordinary Income
PureBeta SM MSCI USA ETF	$ 57,036	$2,298	$ 35,651	$ -	$ -
PureBeta SM MSCI USA Small Cap ETF	116,041	4,599	26,811	-	-
PureBeta SM US Aggregate Bond ETF	698,051	-	540,479	8,742	52,720
Tax Components of Net Assets at Fiscal Year-End:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation- Investments	Capital Loss Carryforwards	Post October Loss	Shares of Beneficial Interest	Total Net Assets
PureBeta SM MSCI USA ETF	$6,165	$ -	$ 411,663	$ -	$ (1,996)	$ 2,500,025	$ 2,915,857
PureBeta SM MSCI USA Small Cap ETF	1,760	659	124,427	-	(10,225)	2,500,025	2,616,646
PureBeta SM US Aggregate Bond ETF	-	-	1,128,464	(167,788)	-	24,979,616	25,940,292
Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The following table presents available capital loss carryforwards for each Fund as of August 31, 2019:
No expiration
	Short-Term	Long-Term	Total*
PureBeta SM MSCI USA ETF	$ -	$ -	$ -
PureBeta SM MSCI USA Small Cap ETF	-	-	-
PureBeta SM US Aggregate Bond ETF	69,927	97,861	167,788

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 6—Investment Transactions
For the fiscal year ended August 31, 2019, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:
	Purchases	Sales
PureBeta SM MSCI USA ETF	$ 133,349	$ 142,578
PureBeta SM MSCI USA Small Cap ETF	448,345	550,222
PureBeta SM US Aggregate Bond ETF	4,024,463	4,199,571
For the fiscal year ended August 31, 2019, the cost of securities purchased and proceeds from sales of U.S. Treasury obligations (other than short-term securities, money market funds and in-kind transactions), for PureBetaSM US Aggregate Bond ETF amounted to $3,171,871 and $3,004,898.
	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
PureBeta SM MSCI USA ETF	$ 575,459	$(163,796)	$ 411,663	$ 2,519,813
PureBeta SM MSCI USA Small Cap ETF	432,268	(307,841)	124,427	2,603,675
PureBeta SM US Aggregate Bond ETF	1,145,920	(17,456)	1,128,464	24,684,570

52

NOTE 7—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2019, the reclassifications were as follows:
	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
PureBeta SM MSCI USA ETF	$ 51	$ (51)	$ -
PureBeta SM MSCI USA Small Cap ETF	113	(113)	-
PureBeta SM US Aggregate Bond ETF	32,022	(20,355)	(11,667)
NOTE 8—Trustees’ and Officer’s Fees
Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.
The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.
NOTE 9—Capital
Shares are issued and redeemed by each Fund only in Creation Units of 50,000 Shares (100,000 Shares for PureBetaSM US Aggregate Bond ETF). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.
To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.
Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.
Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

53

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco PureBetaSM MSCI USA ETF, Invesco PureBetaSM MSCI USA Small Cap ETF and Invesco PureBetaSM US Aggregate Bond ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco PureBetaSM MSCI USA ETF, Invesco PureBetaSM MSCI USA Small Cap ETF and Invesco PureBetaSM US Aggregate Bond ETF (three of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the "Funds") as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, and the statements of changes in net assets, including the related notes, and the financial highlights for the year ended August 31, 2019, for the period November 1, 2017 through August 31, 2018 and for the period September 19, 2017 (commencement of investment operations) through October 31, 2017 (or for Invesco PureBetaSM US Aggregate Bond ETF, for the year ended August 31, 2019, and for the period November 1, 2017 through August 31, 2018 and for the period September 27, 2017 (commencement of investment operations) through October 31, 2017)(collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year ended August 31, 2019, the changes in each of their net assets, and each of the financial highlights for the year ended August 31, 2019, for the period November 1, 2017 through August 31, 2018 and for the period September 19, 2017 (commencement of investment operations) through October 31, 2017 (or for Invesco PureBetaSM US Aggregate Bond ETF, for the year ended August 31, 2019, for the period November 1, 2017 through August 31, 2018 and for the period September 27, 2017 (commencement of investment operations) through October 31, 2017), in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Chicago, Illinois
October 25, 2019
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

54

Calculating your ongoing Fund expenses
Example
As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2019.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.
	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco PureBetaSM MSCI USA ETF (PBUS)
Actual	$1,000.00	$ 1,056.90	0.28%	$1.45
Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43
Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)
Actual	1,000.00	980.80	0.32	1.60
Hypothetical (5% return before expenses)	1,000.00	1,023.59	0.32	1.63
Invesco PureBetaSM US Aggregate Bond ETF (PBND)
Actual	1,000.00	1,080.90	0.08	0.42
Hypothetical (5% return before expenses)	1,000.00	1,024.80	0.08	0.41

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

55

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2019:
	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends- Received Deduction*	Long-Term Capital Gains	Qualified Short-Term Capital Gains	U.S. Treasury Obligations*	Qualified Interest Income*
Invesco PureBetaSM MSCI USA ETF	0%	98%	97%	$2,298	$ 4,411	0%	0%
Invesco PureBetaSM MSCI USA Small Cap ETF	11%	41%	39%	4,599	77,825	0%	0%
Invesco PureBetaSM US Aggregate Bond ETF	0%	0%	0%	-	-	37%	88%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

56

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Invesco Exchange-Traded Fund Trust II was held on August 19, 2019. The Meeting was held for the following purpose:

(1).	To elect ten (10) trustees to the Board of Trustees of the Trust.

The results of the voting on the above matter was as follows:

Matter		Votes For	Votes Withheld
(1).	Ronn R. Bagge	1,512,443,677.35	33,012,849.80
	Todd J. Barre	1,524,592,795.07	20,863,732.08
	Kevin M. Carome	1,522,436,691.04	23,019,836.11
	Edmund P. Giambastiani, Jr.	1,519,831,527.21	25,624,999.94
	Victoria J. Herget	1,524,877,948.56	20,578,578.59
	Marc M. Kole	1,504,247,741.10	41,208,786.05
	Yung Bong Lim	1,524,207,613.63	21,248,913.52
	Joanne Pace	1,517,347,361.29	28,109,165.86
	Gary R. Wicker	1,515,919,139.19	29,537,387.96
	Donald H. Wilson	1,501,758,651.59	43,697,875.56

57

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2019

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	246	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	246	None

Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	President of Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director of THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman	246	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director of Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

58

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			(2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).		technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008-2011).

Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms).	246	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018) of United Educators Insurance Company; Independent Director of the First American Funds

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

59

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					(2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (2006-2009); and Trustee, Chicago City Day School (1994-2005).

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	246	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

60

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	246	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director of Beacon Power Services, Corp. (2019-Present).

Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and CCO, FrontPoint Partners, LLC (alternative investments) (2005-2006); held the following positions at Credit Suisse (investment banking), Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley, Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).	246	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Advisory Council Member of Morgan Stanley Children’s Hospital (2012-Present); formerly, Trustee, certain funds in the Oppenheimer

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

61

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director, (2007-2010) and Investment Committee Chair (2008-2010) Morgan Stanley Foundation.

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer of RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	246	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

62

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	246	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

63

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	246	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his or her successor is elected.

** Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

64

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Assistant Treasurer, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self- Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

65

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Manager, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC (2013-2019); Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

66

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

67

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 11, 2019, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 73 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF

Invesco California AMT-Free Municipal Bond ETF

Invesco CEF Income Composite ETF

Invesco China Technology ETF

Invesco DWA Developed Markets Momentum ETF

Invesco DWA Emerging Markets Momentum ETF

Invesco DWA SmallCap Momentum ETF

Invesco DWA Tactical Multi-Asset Income ETF

Invesco DWA Tactical Sector Rotation ETF

Invesco Emerging Markets Sovereign Debt ETF

Invesco FTSE International Low Beta Equal Weight ETF

Invesco FTSE RAFI Developed Markets ex-U.S. ETF

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

Invesco FTSE RAFI Emerging Markets ETF Invesco Fundamental High Yield® Corporate Bond ETF

Invesco Fundamental Investment Grade Corporate Bond ETF

Invesco Global Clean Energy ETF

Invesco Global Short Term High Yield Bond ETF

Invesco Global Water ETF

Invesco International BuyBack AchieversTM ETF

Invesco International Corporate Bond ETF

Invesco KBW Bank ETF

Invesco KBW High Dividend Yield Financial ETF

Invesco KBW Premium Yield Equity REIT ETF

Invesco KBW Property & Casualty Insurance ETF

Invesco KBW Regional Banking ETF

Invesco LadderRite 0-5 Year Corporate Bond ETF

Invesco MSCI Emerging Markets Equal Country Weight ETF

Invesco National AMT-Free Municipal Bond ETF

Invesco New York AMT-Free Municipal Bond ETF

Invesco Preferred ETF

Invesco PureBetaSM 0-5 Yr US TIPS ETF

Invesco PureBetaSM FTSE Developed ex-North America ETF

Invesco PureBetaSM FTSE Emerging Markets ETF

Invesco PureBetaSM MSCI USA ETF

Invesco PureBetaSM MSCI USA Small Cap ETF

Invesco PureBetaSM US Aggregate Bond ETF

Invesco Russell 1000 Enhanced Equal Weight ETF

Invesco Russell 1000 Equal Weight ETF

Invesco Russell 1000 Low Beta Equal Weight ETF

Invesco S&P 500 Enhanced Value ETF

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF

Invesco S&P 500® High Beta ETF

Invesco S&P 500® High Dividend Low Volatility ETF

Invesco S&P 500® Low Volatility ETF

Invesco S&P 500 Minimum Variance ETF

Invesco S&P 500 Momentum ETF

Invesco S&P Emerging Markets Low Volatility ETF

Invesco S&P Emerging Markets Momentum ETF

Invesco S&P High Income Infrastructure ETF

Invesco S&P International Developed High Dividend Low Volatility ETF

Invesco S&P International Developed Low Volatility ETF

Invesco S&P International Developed Momentum ETF

Invesco S&P International Developed Quality ETF

Invesco S&P MidCap Low Volatility ETF

Invesco S&P SmallCap Consumer Discretionary ETF

Invesco S&P SmallCap Consumer Staples ETF

Invesco S&P SmallCap Energy ETF

Invesco S&P SmallCap Financials ETF

Invesco S&P SmallCap Health Care ETF

Invesco S&P SmallCap High Dividend Low Volatility ETF

Invesco S&P SmallCap Industrials ETF

Invesco S&P SmallCap Information Technology ETF

Invesco S&P SmallCap Low Volatility ETF

Invesco S&P SmallCap Materials ETF

Invesco S&P SmallCap Quality ETF

Invesco S&P SmallCap Utilities & Communication Services ETF

Invesco Senior Loan ETF

Invesco Shipping ETF

Invesco Taxable Municipal Bond ETF

Invesco Treasury Collateral ETF

Invesco Variable Rate Preferred ETF

Invesco VRDO Tax-Free Weekly ETF

Also at the April 11, 2019 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

68

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of each Fund and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2018, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that such Funds’ performance prior to the closing of the Transaction on April 6, 2018 is that of their predecessor Guggenheim ETFs. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year, five-year and since-inception periods for Invesco Global Short Term High Yield Bond ETF and the one-year, ten-year and since-inception periods for Invesco VRDO Tax-Free Weekly ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco Global Short Term High Yield Bond ETF’s and Invesco VRDO Tax-Free Weekly ETF’s level of correlation to its underlying index, as well as the Adviser’s expectations for each Fund’s correlation going forward. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with its line of credit), litigation expenses and other extraordinary expenses (including Acquired Fund Fees and Expenses, if any).

0.04%:	Invesco PureBetaTM MSCI USA ETF

0.05%:	Invesco PureBetaTM US Aggregate Bond ETF

0.06%:	Invesco PureBetaTM MSCI USA Small Cap ETF

0.07%:	Invesco PureBetaTM 0-5 Yr US TIPS ETF, Invesco PureBetaTM FTSE Developed ex-North America ETF

0.08%:	Invesco Treasury Collateral ETF

0.10%:	Invesco S&P 500 Minimum Variance ETF (the Trustees noted that, prior to April 20, 2018, Invesco S&P 500 Minimum Variance ETF’s unitary advisory fee was 0.13%)

0.13%:	Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Momentum ETF

0.14%:	Invesco PureBetaTM FTSE Emerging Markets ETF

69

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

0.15%:	Invesco DWA Tactical Sector Rotation ETF

0.20%:	Invesco Russell 1000 Equal Weight ETF

0.22%:	Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco LadderRite 0-5 Year Corporate Bond ETF

0.25%:	Invesco 1-30 Laddered Treasury ETF, Invesco DWA Tactical Multi-Asset Income ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco VRDO Tax-Free Weekly ETF

0.28%:	Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Taxable Municipal Bond ETF

0.29%:	Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P SmallCap Utilities & Communication Services ETF

0.30%:	Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF

0.35%:	Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF

0.45%:	Invesco FTSE International Low Beta Equal Weight ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P High Income Infrastructure ETF

0.49%:	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF

0.50%:	Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF, Invesco Variable Rate Preferred ETF

0.55%:	Invesco International BuyBack AchieversTM ETF

0.60%:	Invesco DWA SmallCap Momentum ETF

0.65%:	Invesco Senior Loan ETF, Invesco Shipping ETF

0.70%:	Invesco China Technology ETF, Invesco MSCI Emerging Markets Equal Country Weight ETF

0.75%:	Invesco Global Clean Energy ETF, Invesco Global Water ETF

0.80%:	Invesco DWA Developed Markets Momentum ETF

0.90%:	Invesco DWA Emerging Markets Momentum ETF

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that it provides sub-advisory services to other clients. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were equal to or lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median[1]	Equal to/Lower than Open-End Index Fund Median[2]	Equal to/Lower than Open-End Active Fund Median[3]
Invesco 1-30 Laddered Treasury ETF			X
Invesco California AMT-Free Municipal Bond ETF		N/A	X
Invesco CEF Income Composite ETF	X	N/A	X
Invesco China Technology ETF		N/A	X
Invesco DWA Developed Markets Momentum ETF			X
Invesco DWA Emerging Markets Momentum ETF			X
Invesco DWA SmallCap Momentum ETF		X	X
Invesco DWA Tactical Multi-Asset Income ETF	N/A	N/A	X

70

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

Invesco Fund	Equal to/Lower than ETF Median[1]	Equal to/Lower than Open-End Index Fund Median[2]	Equal to/Lower than Open-End Active Fund Median[3]
Invesco DWA Tactical Sector Rotation ETF	X	N/A	N/A
Invesco Emerging Markets Sovereign Debt ETF			X
Invesco FTSE International Low Beta Equal Weight ETF	X	X	X
Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	X	X	X
Invesco FTSE RAFI Emerging Markets ETF	X		X
Invesco Fundamental High Yield® Corporate Bond ETF		X	X
Invesco Fundamental Investment Grade Corporate Bond ETF			X
Invesco Global Clean Energy ETF		N/A	X
Invesco Global Short Term High Yield Bond ETF	X	X	X
Invesco Global Water ETF		N/A	X
Invesco International BuyBack AchieversTM ETF			X
Invesco International Corporate Bond ETF			X
Invesco KBW Bank ETF	X		X
Invesco KBW High Dividend Yield Financial ETF	X		X
Invesco KBW Premium Yield Equity REIT ETF	X		X
Invesco KBW Property & Casualty Insurance ETF	X		X
Invesco KBW Regional Banking ETF	X		X
Invesco LadderRite 0-5 Year Corporate Bond ETF			X
Invesco MSCI Emerging Markets Equal Country Weight ETF			X
Invesco National AMT-Free Municipal Bond ETF			X
Invesco New York AMT-Free Municipal Bond ETF		N/A	X
Invesco Preferred ETF		N/A	X
Invesco PureBetaTM 0-5 Yr US TIPS ETF	X		X
Invesco PureBetaTM FTSE Developed ex-North America ETF	X	X	X
Invesco PureBetaTM FTSE Emerging Markets ETF	X	X	X
Invesco PureBetaTM MSCI USA ETF	X	X	X
Invesco PureBetaTM MSCI USA Small Cap ETF	X	X	X
Invesco PureBetaTM US Aggregate Bond ETF	X		X
Invesco Russell 1000 Enhanced Equal Weight ETF			X
Invesco Russell 1000 Equal Weight ETF	X	X	X
Invesco Russell 1000 Low Beta Equal Weight ETF			X
Invesco S&P 500 Enhanced Value ETF	X	X	X
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X	X	X
Invesco S&P 500 High Beta ETF	X	X	X
Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X
Invesco S&P 500® Low Volatility ETF	X	X	X
Invesco S&P 500 Minimum Variance ETF	X	X	X
Invesco S&P 500 Momentum ETF	X	X	X
Invesco S&P Emerging Markets Low Volatility ETF	X	X	X
Invesco S&P Emerging Markets Momentum ETF	X	X	X
Invesco S&P High Income Infrastructure ETF	X	N/A	X

71

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

Invesco Fund	Equal to/Lower than ETF Median[1]	Equal to/Lower than Open-End Index Fund Median[2]	Equal to/Lower than Open-End Active Fund Median[3]
Invesco S&P International Developed High Dividend Low Volatility ETF	X	X	X
Invesco S&P International Developed Low Volatility ETF	X		X
Invesco S&P International Developed Momentum ETF	X		X
Invesco S&P International Developed Quality ETF	X		X
Invesco S&P MidCap Low Volatility ETF			X
Invesco S&P SmallCap Consumer Discretionary ETF	X		X
Invesco S&P SmallCap Consumer Staples ETF	X		X
Invesco S&P SmallCap Energy ETF	X		X
Invesco S&P SmallCap Financials ETF	X		X
Invesco S&P SmallCap Health Care ETF	X		X
Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X
Invesco S&P SmallCap Industrials ETF	X		X
Invesco S&P SmallCap Information Technology ETF	X	X	X
Invesco S&P SmallCap Low Volatility ETF	X	X	X
Invesco S&P SmallCap Materials ETF	X		X
Invesco S&P SmallCap Quality ETF	X		X
Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X
Invesco Senior Loan ETF		X	X
Invesco Shipping ETF			X
Invesco Taxable Municipal Bond ETF		N/A	X
Invesco Treasury Collateral ETF	X		X
Invesco Variable Rate Preferred ETF		X	X
Invesco VRDO Tax-Free Weekly ETF		N/A	X

[1]	The information provided by the Adviser indicated that certain Funds did not have any comparable ETF peers. Those Funds have been designated in this column with an “N/A” for not available.

[2]

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

[3]

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end active fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco International Corporate Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Senior Loan ETF, Invesco Taxable Municipal Bond ETF and Invesco VRDO Tax-Free Weekly ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

The Trustees considered that the Adviser had agreed to waive a portion of its unitary advisory fee, at least until February 28, 2021, for Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF. The Trustees further considered that the Adviser had agreed to waive a portion of its unitary advisory fee, until April 6, 2020, to the extent necessary to prevent Invesco MSCI Emerging Markets Equal Country Weight ETF’s operating expenses (including acquired fund fees and expenses, but excluding interest expenses, brokerage commissions and other trading expenses, taxes and litigation expenses, and extraordinary expenses) from exceeding the unitary advisory fee.

The Trustees determined that each Fund’s unitary advisory fee was reasonable, noting the nature of the indexes, the distinguishing factors of the Funds and the administrative, operational and management oversight costs for the Adviser. The Trustees also noted that

72

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

a portion of each Fund’s operating expenses was attributable to a license fee payable out of the unitary advisory fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 11, 2019. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided under the Sub-Advisory Agreement. The Board also considered the benefits described by the Adviser in having multiple affiliated Sub-Advisers. The Board reviewed the qualifications and background of each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rate under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc. and Invesco Advisers, Inc. and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rate for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF was reasonable in relation to the asset size of the Funds, and concluded that the flat sub-advisory fee was reasonable and appropriate.

73

Approval of Investment Advisory and Sub-Advisory Contracts (continued)

The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that Invesco Advisers, Inc. noted that it receives management fees from money market funds into which the Funds’ excess cash may be invested. The Trustees noted that the Adviser waives its fees on assets invested under such arrangement in amounts equal to fees received by Invesco Advisers, Inc. on the Funds’ assets invested in the money market funds.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

74

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Form N-PORTs will be available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PBETA-AR-2	invesco.com/ETFs

Item 2.	Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended August 31, 2019.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker, and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4.	Principal Accountant Fees and Services.
(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2019	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2018
Audit Fees	$742,770	$811,670
Audit-Related Fees	$0	$0
Tax Fees(1)	$662,727	$373,580
All Other Fees	$0	$0
Total Fees	$1,405,497	$1,185,250

(1)

Tax Fees for the fiscal year ended August 31, 2019 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences. Tax Fees for the fiscal year ended August 31, 2018 include fees billed for reviewing tax returns, 2018 excise tax returns and excise tax distributions calculations and the 2017 State Source Income Analysis.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$690,000	$662,000
Tax Fees	$0	$0
All Other Fees	$0	$0
Total Fees	$690,000	$662,000

(1)	Audit-Related Fees for the fiscal years ended 2019 and 2018 include fees billed related to reviewing controls at a service organization.

(e)(1) Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to	Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services

Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.

Last Reviewed by Compliance for Accuracy	June 15, 2018

Approved/Adopted Date	June 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Adopted:   June 26, 2009

Amended: June 15, 2018

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $3,213,000 for the fiscal year ended August 31, 2019 and $2,211,000 for the fiscal year ended August 31, 2018 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $4,565,727 for the fiscal year ended August 31, 2019 and $3,247,000 for the fiscal year ended August 31, 2018

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $34 million and non-audit services of approximately $19 million for the fiscal year ended 2019. The Audit Committee considered this information in evaluating PwC’s independence.

During the reporting period, PwC advised the Registrant’s Audit Committee of the following matters for consideration under the SEC auditor independence rules. PwC advised the Audit Committee that a PwC Manager and two PwC Partners each held financial interests either directly or, in the case of the two PwC Partners, indirectly through their respective spouse’s equivalent brokerage account or spouse’s employee benefit plan, respectively, in investment companies within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”) that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. With respect to the one PwC Partner, the financial interest was disposed of July 8, 2019. PwC noted, among other things, that during the time of its audit, or with respect to the one PwC Partner, until after it was disposed of, the engagement team was not aware of the investments, the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliates of the Registrant, the services provided by the PwC Manager were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates, or in the case of the two PwC Partners, the individuals either did not provide any audit services or did not provide services of any kind to the Registrant or its affiliates and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality has not been adversely affected by these matters as they relate to the audit of the Registrant.

Item 5.	Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6.	Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11.	Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Exchange-Traded Fund Trust II

By:	/s/ Daniel E. Draper
Name:	Daniel E. Draper
Title:	President

Date:	November 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel E. Draper
Name:	Daniel E. Draper
Title:	President

Date:	November 7, 2019

By:	/s/ Kelli Gallegos
Name:	Kelli Gallegos
Title:	Treasurer

Date:	November 7, 2019